UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2021

Date of reporting period: April 30, 2021

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

iShares Trust

• iShares Dow Jones U.S. ETF | IYY | NYSE Arca

• iShares Transportation Average ETF | IYT | Cboe BZX

• iShares U.S. Energy ETF | IYE | NYSE Arca

• iShares U.S. Healthcare ETF | IYH | NYSE Arca

• iShares U.S. Technology ETF | IYW | NYSE Arca

• iShares U.S. Utilities ETF | IDU | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 50.92%. The reporting period began amid significant uncertainty surrounding the coronavirus pandemic. However, equity prices continued to recover from the multi-year low reached in March 2020, as the federal government took measures to adapt to the economic and public health impact of COVID-19. Optimism about vaccines and an improved growth outlook for the economy led to further advances, and stocks surpassed pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread led to extensive job losses, and the unemployment rate rose quickly, standing at 13.3% in May 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals received direct payments near the beginning of the reporting period as part of the U.S. $2.2 trillion CARES Act, and Congress eased rules around loans to businesses that kept employees on payroll. As lockdowns eased, unemployment began to decline, decreasing substantially between May 2020 and December 2020 before largely leveling off, albeit at a still-elevated rate compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth continued at a slower pace thereafter, rising by an annualized 4.3% in the fourth quarter of 2020 and 6.4% in the first quarter of 2021.

In addition to the growing economy, news that several vaccines under development showed high effectiveness rates boosted stocks in November 2020. Swift implementation of the subsequent vaccination program, with more than 40% of Americans receiving at least one dose by the end of the reporting period, buoyed investor optimism. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities.

Pent-up demand for consumer goods and rising household wealth led to a strong rebound in consumer spending, which reached the highest level since the onset of the pandemic in the first quarter of 2021. However, higher spending combined with supply bottlenecks raised investors’ inflation expectations. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Dow Jones U.S. ETF

Investment Objective

The iShares Dow Jones U.S. ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of U.S. equities, as represented by the Dow Jones U.S. IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index.Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	49.18%	17.38%	13.83%	49.18%	122.85%	265.34%
Fund Market	49.32	17.40	13.84	49.32	122.99	265.58
Index	49.48	17.61	14.05	49.48	125.03	272.30

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,300.60	$ 1.14		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	iShares® Dow Jones U.S. ETF

Portfolio Management Commentary

U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices, leading to a rebound in information technology spending. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. The technology hardware and equipment industry also contributed, as the transition to remote work and school drove purchases of personal computers and peripherals.

The consumer discretionary sector also contributed to the Index’s return, rebounding strongly as fiscal stimulus payments and unemployment insurance supplements led to increased consumer spending. Internet and direct marketing retailers were boosted by an increase in online shopping amid pandemic-related restrictions. Consumers increased savings and reduced credit card debt, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The financials sector, which is closely tied to the strength of the broader economy, also contributed to the Index’s performance. The diversified financials industry advanced as higher trading revenues, amid a surge in equity trading volume, boosted investment banks’ profit margins. The communications services sector was another source of strength, led by the media and entertainment industry. The interactive media and services industry grew revenues from increased advertising as consumers spent more time at home accessing media and social networking apps.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Information Technology	26.6%
Health Care	12.8
Consumer Discretionary	12.3
Financials	11.7
Communication Services	10.8
Industrials	9.2
Consumer Staples	5.6
Real Estate	3.1
Materials	2.8
Utilities	2.6
Energy	2.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	5.2%
Microsoft Corp.	4.7
Amazon.com Inc.	3.7
Facebook Inc., Class A	2.0
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.7
Tesla Inc.	1.4
Berkshire Hathaway Inc., Class B	1.3
JPMorgan Chase & Co.	1.2
Johnson & Johnson	1.1

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Transportation Average ETF

Investment Objective

The iShares Transportation Average ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the transportation sector, as represented by the Dow Jones Transportation Average IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

On May 7, 2021, the Board approved a proposal to change the Fund’s index to S&P Transportation Select Industry FMC Capped Index and change the name of the Fund to iShares U.S. Transportation ETF. These changes will become effective on July 19, 2021.

Performance

	Average Annual Total Returns				Cumulative Total Returns

	1 Year		5 Years	10 Years	1 Year		5 Years	10 Years

Fund NAV	81.64	%(a)	15.18%	11.74%	81.64	%(a)	102.68%	203.55%
Fund Market	81.84		15.21	11.76	81.84		102.97	203.97
Index	85.81		16.01	12.44	85.81		110.16	222.96

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

(a)

The NAV total return presented in the table for the one-year period differs from the same period return disclosed in the financial highlights. The total return in the financial highlights is calculated in the same manner but differs due to certain adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,377.80	$ 2.36		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	iShares® Transportation Average ETF

Portfolio Management Commentary

U.S. transportation stocks advanced sharply during the reporting period amid investor optimism surrounding a rebound in economic growth. Road and rail stocks were the primary contributors to the Index’s return, as growth in e-commerce, rising economic activity, and demand for durable goods led to higher rail and truck volumes. Railroads benefited from rising imports as consumers, supported by stimulus checks, spent freely on goods, and intermodal volumes rose sharply. Cost-cutting efforts, including precision-scheduled railroading, which consolidates and lengthens trains while optimizing schedules, boosted railroad profits. A merger announcement and bidding war to create a rail network connecting Canada, the U.S., and Mexico, also bolstered rail stocks. Trucking stocks gained as robust demand from consumers and industrial customers drove volumes, while strong capacity utilization and rising freight rates helped profit margins. Pandemic-related demand increases from e-commerce, durable goods, and building products continued into 2021, driving volumes and revenues higher. Car rental stocks surged, as pandemic cost-cutting and car sales led to shortages and price increases when business and leisure travel started to rebound.

Air freight and logistics stocks were substantial contributors to the Index’s performance. Consumers’ increased use of e-commerce drove growth in shipping volumes, and operating profits rose sharply from the onset of pandemic-related restrictions amid cost-cutting efforts. Higher pricing, a byproduct of rising demand and limited capacity, also helped profit growth, along with growth in higher-margin segments such as air freight, small- and medium-sized business shipping, and government-supported vaccine distribution.

Despite dramatically reduced traffic and widespread losses, airlines stocks contributed to the Index’s return. Commercial passenger demand improved as the reporting period progressed, and bookings rose with vaccination rates amid easing travel restrictions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Road & Rail	48.8%
Air Freight & Logistics	25.8
Airlines	20.0
Marine	5.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Kansas City Southern	9.8%
FedEx Corp.	9.4
Norfolk Southern Corp.	9.1
United Parcel Service Inc., Class B	7.1
Landstar System Inc.	6.9
JB Hunt Transport Services Inc.	6.0
Delta Air Lines Inc.	4.9
Southwest Airlines Co.	4.9
Union Pacific Corp.	4.8
Expeditors International of Washington Inc.	4.8

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Energy ETF

Investment Objective

The iShares U.S. Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the energy sector, as represented by the Dow Jones U.S. Oil & Gas IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	37.20%	(3.30)%	(2.59)%	37.20%	(15.43)%	(23.05)%
Fund Market	37.58	(3.29)	(2.58)	37.58	(15.39)	(22.98)
Index	37.70	(2.91)	(2.21)	37.70	(13.71)	(20.05)

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,741.60	$ 2.72		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Energy ETF

Portfolio Management Commentary

U.S. energy stocks posted strong returns during the reporting period, despite subdued energy demand driven by the coronavirus pandemic. However, the easing of coronavirus pandemic restrictions led to economic recovery and surging oil prices. Sharp energy sector declines during 2020 were driven by an oil price war between Saudi Arabia and Russia, the effects of pandemic-related global lockdowns, and concerns that renewable energy and electric vehicles will challenge the oil industry. The sector rallied during the second half of the reporting period as vaccines became more globally available and businesses reopened.

The oil, gas, and consumable fuels industry contributed the most to the Index’s return, led by integrated oil and gas companies. These companies posted declines in early 2020 as pandemic-related lockdowns significantly reduced road and air traffic, sharply decreasing demand for oil and gas. In the first quarter of 2021, following capacity and production reductions and decreases in capital spending, investment, and debt, the same companies rallied to post near pre-pandemic profits. The industry also benefited from an unexpected production cut by Saudi Arabia late in the reporting period, which raised oil prices.

Oil and gas exploration and production stocks also contributed to the Index’s return amid an increase in demand as global restrictions on travel eased, reducing the pandemic-driven oil surplus. In addition, disciplined capital spending programs and ongoing cost-cutting led to greater-than-expected cash flow, which helped companies maintain dividend payments and buy back stock. Companies also increased production and announced new acquisitions. The oil and gas storage and transportation industry was another source of strength. Industry earnings rose amid increased gas sales, record gathering volumes, and higher prices linked to severe storms across the U.S.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Oil, Gas & Consumable Fuels	90.5%
Energy Equipment & Services	8.1
Other (each representing less than 1%)	1.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Exxon Mobil Corp.	23.9%
Chevron Corp.	19.7
ConocoPhillips	4.8
EOG Resources Inc.	4.3
Schlumberger Ltd.	3.8
Marathon Petroleum Corp.	3.7
Phillips 66	3.6
Kinder Morgan Inc.	3.3
Pioneer Natural Resources Co.	3.2
Valero Energy Corp.	3.1

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Healthcare ETF

Investment Objective

The iShares U.S. Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the healthcare sector, as represented by the Dow Jones U.S. Health Care IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	25.40%	14.28%	15.25%	25.40%	94.95%	313.43%
Fund Market	25.40	14.27	15.25	25.40	94.87	313.27
Index	25.92	14.73	15.73	25.92	98.81	331.01

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,204.70	$ 2.19		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Healthcare ETF

Portfolio Management Commentary

U.S. healthcare stocks advanced notably for the reporting period, as strong sales of products used to combat the coronavirus pandemic and an anticipated rebound in demand for elective procedures and treatments helped drive gains in the sector. The healthcare equipment industry was the top contributor to the Index’s return. Government contracts for manufacturing inputs used by pharmaceuticals companies in developing COVID-19 vaccines led to sharp gains for the industry. Surging sales of COVID-19 diagnostic tests, to both healthcare facilities and individuals, also propelled strong profit growth in the industry.

Healthcare providers and services companies were also notable contributors to the Index’s performance, benefiting from long-term developments including medical and technological innovations and an aging population. Reduced expenses led to substantive profit growth at managed healthcare companies, which also benefited from the expected expansion of healthcare coverage under the new presidential administration and Congress. Industry consolidation was also a tailwind, as a large healthcare benefits manager acquired a data analytics provider, allowing it to expand services offered to hospitals, health plans, and medical providers, in addition to government entities.

The life sciences, tools, and services industry was a smaller, though notable, contributor to the Index’s return. Strong sales of COVID-19 diagnostic tests along with raw material inputs for vaccine production drove revenue growth in the industry. Companies providing specialty refrigeration for global vaccine distribution further supported the industry.

The pharmaceuticals industry’s advance was helped by several successful trials of COVID-19 vaccine candidates, followed by the U.S. Food and Drug Administration granting emergency use authorization to begin widespread vaccination programs. The biotechnology industry was another source of strength, benefiting from the launch of new drugs to treat immune disorders.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Health Care Equipment & Supplies	27.7%
Pharmaceuticals	25.2
Health Care Providers & Services	19.8
Biotechnology	17.0
Life Sciences Tools & Services	9.8
Health Care Technology	0.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Johnson & Johnson	8.5%
UnitedHealth Group Inc.	7.5
Pfizer Inc.	4.3
Abbott Laboratories	4.2
AbbVie Inc.	3.9
Merck & Co. Inc.	3.7
Thermo Fisher Scientific Inc.	3.7
Medtronic PLC	3.5
Danaher Corp.	3.2
Eli Lilly & Co.	2.9

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Technology ETF

Investment Objective

The iShares U.S. Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the technology sector, as represented by the Dow Jones U.S. Technology Capped IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	59.56%	30.57%	19.61%	59.56%	279.56%	499.32%
Fund Market	59.78	30.60	19.61	59.78	279.89	499.14
Index	60.22	31.15	20.10	60.22	287.97	524.18

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Technology Total Return Index. Index performance beginning on June 24, 2019 reflects the performance of the Dow Jones U.S. Technology Capped IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,273.90	$ 2.26		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Technology ETF

Portfolio Management Commentary

U.S. technology stocks advanced sharply during the reporting period, rebounding after the economic disruption from the coronavirus pandemic. Large companies led the advance, taking advantage of demand for cloud computing and other services stemming from changes in work and commerce patterns due to government-mandated stay-at-home orders. Investor optimism regarding technology companies rose as workers and companies adopted technology for remote work and consumers shifted from in-person to online shopping.

The software and services industry contributed the most to the Index’s return. Revenues and earnings of software companies rose as increased remote work led companies to move their operations online, driving strong growth in cloud computing services and subscriptions to cloud-based software. Rising sales of personal computers and gaming hardware, as new consoles were released, drove sales gains. The industry also benefited from growth in emerging markets and industry consolidation.

Technology hardware and equipment stocks contributed significantly to the Index’s return, advancing due to worldwide growth in demand for mobile phones, particularly 5G models. Increased sales of wearable technology, especially earbuds and watches, also supported the industry. Increased revenues from high-margin services such as streaming video and payment processing were also a source of strength.

The semiconductors industry contributed robustly to the Index’s return. Increasing demand for chips used in data centers, personal computers, and new models of gaming consoles led to strong sales and revenues. This increase in demand, coupled with supply chain disruptions, led to a global shortage of microchips, driving chip prices higher.

The interactive media and services industry also contributed. Consumers spent more time online, leading to sharp gains in online advertising revenue. Increased use of messaging applications drove growth in revenue from subscriptions and advertising.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Software	34.3%
Technology Hardware, Storage & Peripherals	20.0
Semiconductors & Semiconductor Equipment	19.6
Interactive Media & Services	16.9
IT Services	4.0
Communications Equipment	3.0
Other (each representing less than 1%)	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Apple Inc.	18.5%
Microsoft Corp.	17.0
Facebook Inc., Class A	5.1
Alphabet Inc., Class A	5.0
Alphabet Inc., Class C	4.9
NVIDIA Corp.	3.6
Adobe Inc.	2.4
Intel Corp.	2.3
Cisco Systems Inc.	2.1
salesforce.com Inc.	2.1

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Utilities ETF

Investment Objective

The iShares U.S. Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the utilities sector, as represented by the Dow Jones U.S. Utilities IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	19.66%	9.57%	10.69%	19.66%	57.92%	176.22%
Fund Market	19.73	9.58	10.70	19.73	58.01	176.29
Index	20.16	10.06	11.20	20.16	61.49	189.01

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 17 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,097.30	$ 2.08		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 17 for more information.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Utilities ETF

Portfolio Management Commentary

Stocks of U.S. utilities companies advanced during the reporting period. As industrial and commercial end users shut down due to the coronavirus pandemic, demand decreased. Prices for power fell sharply and some companies sold their excess at significant losses. However, the costs related to generating power also declined with commodities prices, which drove gains for many electric utilities companies despite the reduced demand. Firms that focused on renewable energy assets benefited amid expectations they would perform well as economic conditions normalize, and several companies announced plans to remove carbon-based power generation from their portfolios in the long term. President Biden’s focus on renewable energy also bolstered companies focused on climate change. Shareholder and citizen pressure accelerated this sector-wide transformation, as companies worked toward the goals of the Paris Climate Agreement.

Electric utilities companies contributed the most to the Index’s return. Regional electric utilities companies led the contribution by acquiring competitors and continuing to invest heavily in renewable energy. Dividend yields, a traditional driver of investment returns for regulated companies like electric utilities, were also relatively attractive in the low yielding environment. Providing about twice the yield of the broader U.S. equity market, these generous dividends continue to benefit the electric utilities industry.

Multi-utilities companies, which manage diversified portfolios of several types of utilities, also bolstered the Index’s performance. Companies that historically experienced strong growth continued to advance during the pandemic, contributing solidly. The focus on renewable energy also extended to multi-utilities stocks, as large local companies divested of carbon-based assets and replaced them with wind farms and other carbon-neutral power generation plants. Independent power and renewable electricity companies, based in the U.S. but generating and distributing power worldwide, also advanced amid higher-than-usual dividends.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Electric Utilities	60.5%
Multi-Utilities	29.1
Gas Utilities	4.1
Water Utilities	3.7
Independent Power and Renewable Electricity Producers	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

NextEra Energy Inc.	14.6%
Duke Energy Corp.	7.4
Southern Co. (The)	6.7
Dominion Energy Inc.	6.2
American Electric Power Co. Inc.	4.2
Exelon Corp.	4.2
Sempra Energy	4.0
Xcel Energy Inc.	3.7
Public Service Enterprise Group Inc.	3.1
WEC Energy Group Inc.	2.9

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	17

Schedule of Investments April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Axon Enterprise Inc.(a)	2,596	$393,580
Boeing Co. (The)(a)	21,906	5,132,795
BWX Technologies Inc.	3,796	254,028
Curtiss-Wright Corp.	1,691	216,279
General Dynamics Corp.	9,245	1,758,676
HEICO Corp.	1,718	241,894
HEICO Corp., Class A	2,972	375,304
Hexcel Corp.(a)	3,447	194,445
Howmet Aerospace Inc.(a)	15,488	494,997
Huntington Ingalls Industries Inc.	1,571	333,555
L3Harris Technologies Inc.	8,232	1,722,381
Lockheed Martin Corp.	9,864	3,753,844
Mercury Systems Inc.(a)	2,227	167,559
Northrop Grumman Corp.	6,205	2,199,300
Raytheon Technologies Corp.	60,682	5,051,170
Teledyne Technologies Inc.(a)	1,473	659,536
Textron Inc.	9,177	589,531
TransDigm Group Inc.(a)	2,184	1,340,408

		24,879,282

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	5,404	524,620
Expeditors International of Washington Inc.	6,779	744,741
FedEx Corp.	9,766	2,835,168
United Parcel Service Inc., Class B	28,719	5,854,655
XPO Logistics Inc.(a)	4,092	569,279

		10,528,463

Airlines — 0.3%
Alaska Air Group Inc.(a)	5,044	348,742
American Airlines Group Inc.(a)(b)	25,615	556,358
Delta Air Lines Inc.(a)	25,357	1,189,750
JetBlue Airways Corp.(a)	12,364	251,731
Southwest Airlines Co.	23,492	1,474,828
United Airlines Holdings Inc.(a)(b)	12,754	693,818

		4,515,227

Auto Components — 0.2%
Aptiv PLC(a)	10,838	1,559,480
Autoliv Inc.(a)	3,154	317,482
BorgWarner Inc.	9,394	456,360
Gentex Corp.	9,784	344,201
Lear Corp.	2,225	409,044

		3,086,567

Automobiles — 1.7%
Ford Motor Co.(a)	155,725	1,797,067
General Motors Co.	50,556	2,892,814
Harley-Davidson Inc.	6,267	303,135
Tesla Inc.(a)	30,666	21,755,687
Thor Industries Inc.	2,183	309,091

		27,057,794

Banks — 4.3%
Bank of America Corp.	303,398	12,296,721
Bank OZK	5,004	205,114
BOK Financial Corp.	1,262	110,980
Citigroup Inc.	83,453	5,945,192
Citizens Financial Group Inc.	17,010	787,223
Comerica Inc.	5,481	411,952
Commerce Bancshares Inc.	4,197	326,569
Cullen/Frost Bankers Inc.	2,292	275,178

Security	Shares	Value

Banks (continued)
East West Bancorp. Inc.	5,738	$436,949
Fifth Third Bancorp	28,535	1,156,809
First Citizens BancShares Inc./NC, Class A	291	252,431
First Financial Bankshares Inc.	5,584	274,063
First Horizon Corp.	22,297	407,812
First Republic Bank/CA	7,047	1,291,292
FNB Corp.	13,168	169,736
Glacier Bancorp. Inc.	3,921	231,143
Home BancShares Inc./AR	6,187	172,184
Huntington Bancshares Inc./OH	41,113	629,851
JPMorgan Chase & Co.	121,864	18,743,902
KeyCorp.	38,665	841,350
M&T Bank Corp.	5,183	817,307
People’s United Financial Inc.	17,385	315,190
Pinnacle Financial Partners Inc.	3,120	273,437
PNC Financial Services Group Inc. (The)	16,917	3,162,633
Popular Inc.	3,443	254,644
Prosperity Bancshares Inc.	3,803	278,988
Regions Financial Corp.	38,034	829,141
Signature Bank/New York NY	2,301	578,724
SVB Financial Group(a)	2,166	1,238,584
Synovus Financial Corp.	5,869	275,021
TCF Financial Corp.	6,134	279,220
Truist Financial Corp.	53,765	3,188,802
U.S. Bancorp.	54,590	3,239,916
UMB Financial Corp.	1,726	167,474
Umpqua Holdings Corp.	8,856	165,076
United Bankshares Inc./WV	5,109	200,630
Valley National Bancorp.	15,767	217,112
Webster Financial Corp.	3,695	195,502
Wells Fargo & Co.	165,098	7,437,665
Western Alliance Bancorp.	4,140	434,990
Wintrust Financial Corp.	2,315	178,486
Zions Bancorp. NA	6,446	359,687

		69,054,680

Beverages — 1.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	367	446,452
Brown-Forman Corp., Class B, NVS	7,322	558,522
Coca-Cola Co. (The)	154,827	8,357,562
Constellation Brands Inc., Class A	6,779	1,629,129
Keurig Dr Pepper Inc.	23,232	832,867
Molson Coors Beverage Co., Class B	7,536	414,103
Monster Beverage Corp.(a)	14,711	1,427,703
National Beverage Corp.	966	46,938
PepsiCo Inc.	55,095	7,942,495

		21,655,771

Biotechnology — 2.1%
AbbVie Inc.	70,522	7,863,203
ACADIA Pharmaceuticals Inc.(a)	4,529	93,116
Acceleron Pharma Inc.(a)	2,098	262,187
Agios Pharmaceuticals Inc.(a)	2,380	132,804
Alexion Pharmaceuticals Inc.(a)	8,735	1,473,420
Alkermes PLC(a)	6,136	135,023
Allogene Therapeutics Inc.(a)(b)	2,530	78,228
Alnylam Pharmaceuticals Inc.(a)(b)	4,670	656,789
Amgen Inc.	23,065	5,527,296
Biogen Inc.(a)	6,097	1,629,911
BioMarin Pharmaceutical Inc.(a)(b)	7,240	564,141
Bluebird Bio Inc.(a)(b)	2,571	77,130

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Blueprint Medicines Corp.(a)	2,177	$209,689
Emergent BioSolutions Inc.(a)	1,811	110,435
Exact Sciences Corp.(a)	6,771	892,553
Exelixis Inc.(a)	12,447	306,445
FibroGen Inc.(a)	3,281	73,232
Gilead Sciences Inc.	50,271	3,190,700
Horizon Therapeutics PLC(a)	8,828	835,305
Incyte Corp.(a)	7,484	638,984
Ionis Pharmaceuticals Inc.(a)	5,624	240,820
Moderna Inc.(a)	12,168	2,175,882
Neurocrine Biosciences Inc.(a)	3,713	350,841
Novavax Inc.(a)(b)	2,721	644,686
Regeneron Pharmaceuticals Inc.(a)	4,189	2,016,166
Sarepta Therapeutics Inc.(a)(b)	3,160	223,854
Seagen Inc.(a)(b)	5,047	725,557
Ultragenyx Pharmaceutical Inc.(a)	2,487	277,649
United Therapeutics Corp.(a)	1,766	355,955
Vertex Pharmaceuticals Inc.(a)	10,360	2,260,552
Vir Biotechnology Inc.(a)	2,611	124,649

		34,147,202

Building Products — 0.5%
A O Smith Corp.	5,520	373,980
Allegion PLC	3,666	492,637
Armstrong World Industries Inc.	1,985	205,745
Carrier Global Corp.	32,604	1,420,882
Fortune Brands Home & Security Inc.	5,602	588,098
Johnson Controls International PLC	28,694	1,788,784
Lennox International Inc.	1,390	466,123
Masco Corp.	10,172	649,787
Owens Corning	4,112	398,083
Trane Technologies PLC	9,545	1,659,207
Trex Co. Inc.(a)	4,641	501,182

		8,544,508

Capital Markets — 3.1%
Affiliated Managers Group Inc.	1,672	269,476
Ameriprise Financial Inc.	4,650	1,201,560
Apollo Global Management Inc.	8,398	464,997
Ares Management Corp., Class A	4,182	219,639
Bank of New York Mellon Corp. (The)	32,220	1,607,134
BlackRock Inc.(c)	5,665	4,641,334
Blackstone Group Inc. (The)	27,384	2,423,210
Carlyle Group Inc. (The)	4,634	197,686
Cboe Global Markets Inc.	4,278	446,495
Charles Schwab Corp. (The)	59,649	4,199,290
CME Group Inc.	14,335	2,895,527
Coinbase Global Inc., Class A(a)(b)	626	186,323
FactSet Research Systems Inc.	1,521	511,391
Federated Hermes Inc.	3,948	113,702
Franklin Resources Inc.	10,736	322,080
Goldman Sachs Group Inc. (The)	13,741	4,788,051
Interactive Brokers Group Inc., Class A	3,249	232,369
Intercontinental Exchange Inc.	22,475	2,645,532
Invesco Ltd.	15,282	412,614
Janus Henderson Group PLC	6,754	232,270
Jefferies Financial Group Inc.	8,108	263,591
KKR & Co. Inc.	22,831	1,291,778
Lazard Ltd., Class A	4,520	203,355
LPL Financial Holdings Inc.	3,219	504,417
MarketAxess Holdings Inc.	1,514	739,528

Security	Shares	Value

Capital Markets (continued)
Moody’s Corp.	6,437	$2,103,032
Morgan Stanley	59,929	4,947,139
Morningstar Inc.	831	220,223
MSCI Inc.	3,298	1,602,069
Nasdaq Inc.	4,618	745,992
Northern Trust Corp.	8,364	951,823
Raymond James Financial Inc.	4,824	630,883
S&P Global Inc.	9,612	3,752,429
SEI Investments Co.	4,888	300,319
State Street Corp.	14,023	1,177,231
Stifel Financial Corp.	4,059	280,842
T Rowe Price Group Inc.	9,096	1,630,003
Tradeweb Markets Inc., Class A	4,071	330,891
Virtu Financial Inc., Class A	2,980	88,297

		49,774,522

Chemicals — 1.8%
Air Products & Chemicals Inc.	8,833	2,548,144
Albemarle Corp.	4,636	779,636
Ashland Global Holdings Inc.	2,192	188,972
Axalta Coating Systems Ltd.(a)	8,327	265,548
Celanese Corp.	4,572	716,204
CF Industries Holdings Inc.	8,672	421,719
Chemours Co. (The)	6,685	201,887
Corteva Inc.	29,773	1,451,731
Dow Inc.	29,640	1,852,500
DuPont de Nemours Inc.	21,446	1,653,701
Eastman Chemical Co.	5,425	625,991
Ecolab Inc.	9,934	2,226,408
Element Solutions Inc.	8,291	181,407
FMC Corp.	5,126	606,098
Huntsman Corp.	7,679	220,157
Ingevity Corp.(a)	1,520	118,682
International Flavors & Fragrances Inc.	9,966	1,416,866
Linde PLC	20,880	5,968,339
LyondellBasell Industries NV, Class A	10,209	1,059,082
Mosaic Co. (The)	13,570	477,393
NewMarket Corp.	297	102,937
PPG Industries Inc.	9,440	1,616,506
RPM International Inc.	5,230	496,013
Scotts Miracle-Gro Co. (The)	1,611	372,399
Sherwin-Williams Co. (The)	9,688	2,653,253
Valvoline Inc.	7,435	233,459
Westlake Chemical Corp.	1,457	136,798
WR Grace & Co.	2,548	175,124

		28,766,954

Commercial Services & Supplies — 0.4%
ADT Inc.	6,613	60,840
Cimpress PLC(a)	783	74,588
Cintas Corp.	3,542	1,222,486
Clean Harbors Inc.(a)	2,079	184,948
Copart Inc.(a)	8,240	1,025,962
IAA Inc.(a)	5,321	334,212
MSA Safety Inc.	1,482	238,246
Republic Services Inc.	8,385	891,325
Rollins Inc.	8,908	332,090
Stericycle Inc.(a)	3,720	283,762
Tetra Tech Inc.	2,193	279,893
Waste Management Inc.	15,511	2,140,053

		7,068,405

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 0.8%
Arista Networks Inc.(a)	2,192	$690,853
Ciena Corp.(a)	6,237	314,781
Cisco Systems Inc.	168,599	8,583,375
EchoStar Corp., Class A(a)	1,848	45,184
F5 Networks Inc.(a)	2,463	459,990
Juniper Networks Inc.	12,850	326,261
Lumentum Holdings Inc.(a)	2,967	252,343
Motorola Solutions Inc.	6,724	1,266,129
Ubiquiti Inc.	308	87,882
Viavi Solutions Inc.(a)	8,836	144,557

		12,171,355

Construction & Engineering — 0.1%
AECOM(a)	5,983	397,451
EMCOR Group Inc.	2,192	262,602
MasTec Inc.(a)(b)	2,189	228,444
Quanta Services Inc.	5,602	541,377
Valmont Industries Inc.	839	207,107

		1,636,981

Construction Materials — 0.1%
Eagle Materials Inc.	1,655	228,621
Martin Marietta Materials Inc.	2,506	884,919
Vulcan Materials Co.	5,337	951,267

		2,064,807

Consumer Finance — 0.7%
Ally Financial Inc.	15,109	777,358
American Express Co.	26,025	3,990,934
Capital One Financial Corp.	18,363	2,737,556
Credit Acceptance Corp.(a)(b)	450	177,655
Discover Financial Services	12,208	1,391,712
FirstCash Inc.	1,562	112,511
Green Dot Corp., Class A(a)	2,072	94,815
LendingTree Inc.(a)	428	88,378
OneMain Holdings Inc.	3,331	189,434
PROG Holdings Inc.	2,802	142,734
Santander Consumer USA Holdings Inc.	2,925	99,274
SLM Corp.	13,101	257,565
Synchrony Financial	21,705	949,377

		11,009,303

Containers & Packaging — 0.4%
Amcor PLC	62,495	734,316
AptarGroup Inc.	2,590	390,598
Avery Dennison Corp.	3,330	713,186
Ball Corp.	13,179	1,234,082
Berry Global Group Inc.(a)	5,320	338,458
Crown Holdings Inc.	5,450	598,410
Graphic Packaging Holding Co.	10,742	199,264
International Paper Co.	15,616	905,728
Packaging Corp. of America	3,775	557,379
Sealed Air Corp.	6,128	302,723
Silgan Holdings Inc.	3,291	138,782
Sonoco Products Co.	3,914	256,210
Westrock Co.	10,655	594,016

		6,963,152

Distributors — 0.1%
Genuine Parts Co.	5,756	719,327
LKQ Corp.(a)	11,275	526,655
Pool Corp.	1,609	679,835

		1,925,817

Security	Shares	Value

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	2,446	$354,254
Chegg Inc.(a)	5,586	504,583
frontdoor Inc.(a)	3,384	181,146
Grand Canyon Education Inc.(a)	1,940	210,083
H&R Block Inc.	7,163	159,448
Service Corp. International	6,742	360,292
Terminix Global Holdings Inc.(a)	5,367	273,127

		2,042,933

Diversified Financial Services — 1.3%
Berkshire Hathaway Inc., Class B(a)	76,145	20,936,068
Equitable Holdings Inc.	15,658	535,973
Voya Financial Inc.	4,855	329,266

		21,801,307

Diversified Telecommunication Services — 1.2%
AT&T Inc.	284,811	8,945,913
Liberty Global PLC, Class A(a)	5,727	154,056
Liberty Global PLC, Class C, NVS(a)	14,352	388,365
Lumen Technologies Inc.	39,507	506,875
Verizon Communications Inc.	165,259	9,550,318

		19,545,527

Electric Utilities — 1.6%
ALLETE Inc.	2,081	146,419
Alliant Energy Corp.	10,081	566,250
American Electric Power Co. Inc.	19,874	1,763,022
Avangrid Inc.	2,201	112,031
Duke Energy Corp.	30,621	3,083,228
Edison International	15,049	894,663
Entergy Corp.	8,004	874,757
Evergy Inc.	9,162	586,093
Eversource Energy	13,619	1,174,230
Exelon Corp.	39,158	1,759,760
FirstEnergy Corp.	21,725	823,812
Hawaiian Electric Industries Inc.	4,493	193,469
IDACORP Inc.	2,000	204,960
NextEra Energy Inc.	78,237	6,064,150
NRG Energy Inc.	9,765	349,782
OGE Energy Corp.	7,996	268,346
PG&E Corp.(a)	59,531	673,891
Pinnacle West Capital Corp.	4,487	379,825
PNM Resources Inc.	3,186	157,261
Portland General Electric Co.	3,534	179,739
PPL Corp.	30,936	901,166
Southern Co. (The)	42,098	2,785,625
Xcel Energy Inc.	21,530	1,535,089

		25,477,568

Electrical Equipment — 0.6%
Acuity Brands Inc.	1,457	270,303
AMETEK Inc.	9,167	1,236,903
Array Technologies Inc.(a)	4,370	123,059
Eaton Corp. PLC	15,899	2,272,444
Emerson Electric Co.	23,954	2,167,598
EnerSys	1,636	149,825
Generac Holdings Inc.(a)	2,493	807,607
Hubbell Inc.	2,130	408,981
nVent Electric PLC	6,841	208,308
Regal Beloit Corp.	1,648	238,021
Rockwell Automation Inc.	4,647	1,228,016
Sensata Technologies Holding PLC(a)	6,415	370,402

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Shoals Technologies Group Inc., Class A(a)(b)	3,093	$99,193

		9,580,660

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	23,994	1,615,756
Arrow Electronics Inc.(a)	2,981	340,043
Avnet Inc.	4,135	181,609
CDW Corp./DE	5,613	1,000,966
Cognex Corp.	6,934	597,156
Coherent Inc.(a)	973	252,970
Corning Inc.	30,642	1,354,683
FLIR Systems Inc.	5,139	308,186
IPG Photonics Corp.(a)	1,428	310,033
Itron Inc.(a)	1,791	161,083
Jabil Inc.	5,257	275,572
Keysight Technologies Inc.(a)	7,393	1,067,180
Littelfuse Inc.	981	260,200
National Instruments Corp.	5,293	219,183
SYNNEX Corp.	1,616	195,859
TE Connectivity Ltd.	13,164	1,770,163
Trimble Inc.(a)	10,085	826,970
Vontier Corp.(a)	6,782	212,548
Zebra Technologies Corp., Class A(a)	2,124	1,035,960

		11,986,120

Energy Equipment & Services — 0.2%
Baker Hughes Co.	29,192	586,175
Halliburton Co.	35,489	694,165
NOV Inc.	15,492	231,605
Schlumberger Ltd.	55,677	1,506,063
TechnipFMC PLC	16,825	124,505

		3,142,513

Entertainment — 1.9%
Activision Blizzard Inc.	30,949	2,822,239
Electronic Arts Inc.	11,486	1,631,931
Liberty Media Corp.-Liberty Formula One, Class A(a)	928	38,438
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	8,213	385,518
Live Nation Entertainment Inc.(a)(b)	5,753	471,056
Madison Square Garden Sports Corp.(a)	697	128,833
Netflix Inc.(a)	17,681	9,078,663
Playtika Holding Corp.(a)	2,785	77,367
ROBLOX Corp., Class A(a)	1,580	117,789
Roku Inc.(a)	4,447	1,525,188
Take-Two Interactive Software Inc.(a)	4,605	807,625
Walt Disney Co. (The)(a)	72,493	13,485,148
Warner Music Group Corp., Class A	3,567	135,403
World Wrestling Entertainment Inc., Class A	1,918	105,701
Zynga Inc., Class A(a)	40,275	435,776

		31,246,675

Equity Real Estate Investment Trusts (REITs) — 3.0%
Alexandria Real Estate Equities Inc.	5,092	922,161
American Campus Communities Inc.	5,546	250,735
American Homes 4 Rent, Class A	10,806	400,254
American Tower Corp.	17,719	4,514,270
Americold Realty Trust	10,106	408,181
Apartment Income REIT Corp.	5,916	267,107
Apartment Investment & Management Co., Class A	5,916	41,057
AvalonBay Communities Inc.	5,555	1,066,560
Boston Properties Inc.	5,626	615,203
Brixmor Property Group Inc.	11,960	267,186

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Camden Property Trust	3,876	$466,980
CoreSite Realty Corp.	1,725	209,570
Corporate Office Properties Trust	4,304	120,684
Cousins Properties Inc.	5,958	218,480
Crown Castle International Corp.	17,250	3,261,285
CubeSmart	7,945	336,391
CyrusOne Inc.	4,703	342,520
Digital Realty Trust Inc.	11,204	1,728,889
Douglas Emmett Inc.	6,693	224,483
Duke Realty Corp.	14,910	693,613
EastGroup Properties Inc.	1,571	249,255
Equinix Inc.	3,564	2,568,789
Equity Commonwealth	4,971	143,165
Equity LifeStyle Properties Inc.	6,822	473,447
Equity Residential	13,789	1,023,557
Essex Property Trust Inc.	2,605	756,805
Extra Space Storage Inc.	5,222	776,459
Federal Realty Investment Trust	2,807	316,742
First Industrial Realty Trust Inc.	5,050	251,339
Gaming and Leisure Properties Inc.	8,485	394,468
Healthcare Realty Trust Inc.	5,529	177,813
Healthcare Trust of America Inc., Class A	8,827	259,249
Healthpeak Properties Inc.	21,751	746,929
Highwoods Properties Inc.	4,085	182,967
Host Hotels & Resorts Inc.	27,885	506,392
Hudson Pacific Properties Inc.	5,778	162,420
Invitation Homes Inc.	22,574	791,444
Iron Mountain Inc.	11,384	456,726
JBG SMITH Properties	4,339	141,495
Kilroy Realty Corp.	4,278	293,214
Kimco Realty Corp.	17,278	362,838
Lamar Advertising Co., Class A	3,520	348,621
Lexington Realty Trust	11,161	136,611
Life Storage Inc.	2,938	282,224
Medical Properties Trust Inc.	22,687	500,248
Mid-America Apartment Communities Inc.	4,520	711,132
National Health Investors Inc.	1,756	128,908
National Retail Properties Inc.	6,905	320,530
Omega Healthcare Investors Inc.	8,944	339,872
Physicians Realty Trust	8,213	153,829
PotlatchDeltic Corp.	2,813	166,980
Prologis Inc.	29,592	3,448,356
PS Business Parks Inc.	809	131,357
Public Storage	6,061	1,704,111
Rayonier Inc.	5,664	205,490
Realty Income Corp.	14,953	1,034,000
Regency Centers Corp.	6,354	404,496
Rexford Industrial Realty Inc.	5,272	292,860
Sabra Health Care REIT Inc.	8,475	153,991
SBA Communications Corp.	4,377	1,311,874
Simon Property Group Inc.	13,115	1,596,620
SL Green Realty Corp.	2,703	200,049
Spirit Realty Capital Inc.	4,570	217,258
STORE Capital Corp.	9,453	338,323
Sun Communities Inc.	4,471	745,897
UDR Inc.	11,780	547,181
Ventas Inc.	14,990	831,345
VEREIT Inc.	9,172	438,788
VICI Properties Inc.	21,490	681,233
Vornado Realty Trust	6,371	291,473

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Welltower Inc.	16,641	$1,248,574
Weyerhaeuser Co.	29,754	1,153,563
WP Carey Inc.	6,965	521,609

		47,978,525

Food & Staples Retailing — 1.2%
Albertsons Companies Inc., Class A(b)	1,890	35,097
BJ’s Wholesale Club Holdings Inc.(a)	5,555	248,142
Casey’s General Stores Inc.	1,498	332,841
Costco Wholesale Corp.	17,689	6,581,900
Kroger Co. (The)	30,405	1,110,999
Performance Food Group Co.(a)	5,275	309,643
Sprouts Farmers Market Inc.(a)	4,887	125,156
Sysco Corp.	20,450	1,732,728
U.S. Foods Holding Corp.(a)	8,896	368,828
Walgreens Boots Alliance Inc.	28,639	1,520,731
Walmart Inc.	55,364	7,745,977

		20,112,042

Food Products — 1.0%
Archer-Daniels-Midland Co.	22,351	1,411,019
Beyond Meat Inc.(a)(b)	1,985	261,385
Bunge Ltd.	5,602	472,921
Campbell Soup Co.	8,154	389,353
Conagra Brands Inc.	19,659	729,152
Darling Ingredients Inc.(a)	6,568	456,148
Flowers Foods Inc.	8,113	194,387
General Mills Inc.	24,493	1,490,644
Hain Celestial Group Inc. (The)(a)	3,389	138,983
Hershey Co. (The)	5,806	953,926
Hormel Foods Corp.	11,133	514,345
Ingredion Inc.	2,678	250,152
JM Smucker Co. (The)	4,388	574,784
Kellogg Co.	10,249	639,742
Kraft Heinz Co. (The)	25,706	1,061,401
Lamb Weston Holdings Inc.	5,909	475,674
Lancaster Colony Corp.	748	138,163
McCormick & Co. Inc./MD, NVS	9,985	902,244
Mondelez International Inc., Class A	56,291	3,423,056
Pilgrim’s Pride Corp.(a)	2,073	49,669
Post Holdings Inc.(a)	2,355	267,952
Seaboard Corp.	10	35,780
TreeHouse Foods Inc.(a)(b)	2,196	104,530
Tyson Foods Inc., Class A	11,856	918,247

		15,853,657

Gas Utilities — 0.1%
Atmos Energy Corp.	5,133	531,728
National Fuel Gas Co.	3,541	175,846
New Jersey Resources Corp.	3,972	166,626
ONE Gas Inc.	2,092	168,343
Southwest Gas Holdings Inc.	2,203	153,593
Spire Inc.	2,060	155,200
UGI Corp.	8,418	367,951

		1,719,287

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	70,746	8,495,180
ABIOMED Inc.(a)	1,798	576,673
Align Technology Inc.(a)	2,865	1,706,193
Baxter International Inc.	20,227	1,733,252
Becton Dickinson and Co.	11,618	2,890,675
Boston Scientific Corp.(a)	56,752	2,474,387

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Cooper Companies Inc. (The)	1,974	$811,097
Danaher Corp.	25,284	6,420,619
DENTSPLY SIRONA Inc.	8,746	590,442
DexCom Inc.(a)	3,858	1,489,574
Edwards Lifesciences Corp.(a)	24,930	2,381,314
Globus Medical Inc., Class A(a)	3,131	224,712
Haemonetics Corp.(a)	2,004	134,789
Hill-Rom Holdings Inc.	2,687	296,161
Hologic Inc.(a)	10,240	671,232
ICU Medical Inc.(a)	775	161,409
IDEXX Laboratories Inc.(a)	3,421	1,878,095
Insulet Corp.(a)(b)	2,648	781,743
Integra LifeSciences Holdings Corp.(a)	2,839	210,313
Intuitive Surgical Inc.(a)	4,690	4,056,850
Masimo Corp.(a)	2,022	470,459
Medtronic PLC	53,827	7,047,031
Neogen Corp.(a)	2,054	197,205
Novocure Ltd.(a)	3,379	689,654
NuVasive Inc.(a)	2,023	144,543
Penumbra Inc.(a)(b)	1,364	417,370
Quidel Corp.(a)	1,537	161,062
ResMed Inc.	5,816	1,093,233
STERIS PLC	3,409	719,367
Stryker Corp.	13,099	3,440,190
Tandem Diabetes Care Inc.(a)(b)	2,453	225,431
Teleflex Inc.	1,852	782,433
West Pharmaceutical Services Inc.	2,949	968,805
Zimmer Biomet Holdings Inc.	8,277	1,466,353

		55,807,846

Health Care Providers & Services — 2.6%
1Life Healthcare Inc.(a)	2,896	126,005
Acadia Healthcare Co. Inc.(a)	3,591	218,764
Amedisys Inc.(a)	1,298	350,265
AmerisourceBergen Corp.	5,917	714,774
Anthem Inc.	9,765	3,704,743
Cardinal Health Inc.	11,756	709,357
Centene Corp.(a)	23,332	1,440,518
Chemed Corp.	650	309,796
Cigna Corp.	14,027	3,492,863
Covetrus Inc.(a)	3,798	108,813
CVS Health Corp.	52,474	4,009,013
DaVita Inc.(a)(b)	2,887	336,422
Encompass Health Corp.	4,031	342,071
Guardant Health Inc.(a)	3,402	540,850
HCA Healthcare Inc.	10,600	2,131,236
HealthEquity Inc.(a)	3,274	248,726
Henry Schein Inc.(a)	5,682	411,945
Humana Inc.	5,161	2,297,884
Laboratory Corp. of America Holdings(a)	3,929	1,044,603
LHC Group Inc.(a)	1,272	264,919
McKesson Corp.	6,335	1,188,193
Molina Healthcare Inc.(a)	2,308	588,771
Oak Street Health Inc.(a)(b)	674	41,539
Premier Inc., Class A	2,935	103,752
Quest Diagnostics Inc.	5,282	696,590
Tenet Healthcare Corp.(a)	4,165	246,818
UnitedHealth Group Inc.	37,752	15,055,497
Universal Health Services Inc., Class B	3,129	464,375
		41,189,102

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.2%
American Well Corp., Class A(a)	2,241	$34,489
Cerner Corp.	12,300	923,115
GoodRx Holdings Inc., Class A(a)(b)	1,583	63,336
Teladoc Health Inc.(a)	5,198	895,875
Veeva Systems Inc., Class A(a)	5,463	1,543,024

		3,459,839

Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc., Class A(a)	2,951	509,667
Aramark	10,166	395,153
Booking Holdings Inc.(a)	1,632	4,024,643
Boyd Gaming Corp.(a)	3,186	210,754
Carnival Corp.(a)	31,906	892,092
Chipotle Mexican Grill Inc.(a)	1,128	1,683,010
Choice Hotels International Inc.	1,116	127,001
Churchill Downs Inc.	1,398	295,677
Cracker Barrel Old Country Store Inc.	949	158,929
Darden Restaurants Inc.	5,260	771,747
Domino’s Pizza Inc.	1,563	660,118
DraftKings Inc., Class A(a)(b)	12,690	719,015
Expedia Group Inc.	5,472	964,331
Hilton Worldwide Holdings Inc.(a)	11,039	1,420,719
Hyatt Hotels Corp., Class A(a)	1,383	113,862
Las Vegas Sands Corp.	13,226	810,225
Marriott International Inc./MD, Class A(a)	10,598	1,574,015
Marriott Vacations Worldwide Corp.(a)	1,652	293,445
McDonald’s Corp.	29,775	7,029,282
MGM Resorts International	16,489	671,432
Norwegian Cruise Line Holdings Ltd.(a)	14,564	452,212
Planet Fitness Inc., Class A(a)	3,283	275,739
Royal Caribbean Cruises Ltd.	8,754	761,160
Starbucks Corp.	47,047	5,386,411
Texas Roadhouse Inc.	2,601	278,359
Vail Resorts Inc.	1,627	529,035
Wendy’s Co. (The)	7,417	167,402
Wyndham Hotels & Resorts Inc.	3,672	268,460
Wynn Resorts Ltd.(a)	4,143	531,961
Yum! Brands Inc.	11,941	1,427,188

		33,403,044

Household Durables — 0.4%
DR Horton Inc.	13,280	1,305,291
Garmin Ltd.	6,008	824,538
Helen of Troy Ltd.(a)	966	204,029
Leggett & Platt Inc.	5,421	269,261
Lennar Corp., Class A	11,013	1,140,947
Lennar Corp., Class B	654	52,693
Mohawk Industries Inc.(a)	2,380	489,090
Newell Brands Inc.	14,856	400,518
NVR Inc.(a)	139	697,516
PulteGroup Inc.	10,487	619,991
Tempur Sealy International Inc.	7,719	294,403
Toll Brothers Inc.	4,430	277,761
Whirlpool Corp.	2,492	589,233

		7,165,271

Household Products — 1.2%
Church & Dwight Co. Inc.	9,780	838,537
Clorox Co. (The)	5,058	923,085
Colgate-Palmolive Co.	33,982	2,742,347
Energizer Holdings Inc.	2,347	115,707
Kimberly-Clark Corp.	13,536	1,804,620

Security	Shares	Value

Household Products (continued)
Procter & Gamble Co. (The)	98,340	$13,120,523
Reynolds Consumer Products Inc.	2,380	69,782

		19,614,601

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	26,875	747,663
Vistra Corp.	19,683	332,052

		1,079,715

Industrial Conglomerates — 1.1%
3M Co.	23,109	4,555,708
Carlisle Companies Inc.	2,156	413,198
General Electric Co.	349,782	4,589,140
Honeywell International Inc.	27,774	6,194,713
Roper Technologies Inc.	4,191	1,871,030

		17,623,789

Insurance — 2.1%
Aflac Inc.	25,646	1,377,960
Alleghany Corp.(a)	570	387,013
Allstate Corp. (The)	12,162	1,542,142
American Financial Group Inc./OH	2,811	345,359
American International Group Inc.	34,631	1,677,872
Aon PLC, Class A	9,049	2,275,281
Arch Capital Group Ltd.(a)	16,048	637,266
Arthur J Gallagher & Co.	7,663	1,110,752
Assurant Inc.	2,286	355,702
Athene Holding Ltd., Class A(a)	5,086	303,482
Axis Capital Holdings Ltd.	3,301	184,196
Brighthouse Financial Inc.(a)	3,434	160,677
Brown & Brown Inc.	9,501	505,263
Chubb Ltd.	17,978	3,084,845
Cincinnati Financial Corp.	5,975	673,263
CNA Financial Corp.	1,070	50,215
Enstar Group Ltd.(a)	511	128,353
Erie Indemnity Co., Class A, NVS	1,003	214,662
Everest Re Group Ltd.	1,591	440,627
Fidelity National Financial Inc.	11,748	535,944
First American Financial Corp.	4,422	285,219
Globe Life Inc.	3,822	391,717
Hanover Insurance Group Inc. (The)	1,465	202,624
Hartford Financial Services Group Inc. (The)	14,240	939,270
Kemper Corp.	2,379	185,705
Lincoln National Corp.	7,315	469,111
Loews Corp.	9,091	506,823
Markel Corp.(a)	544	639,972
Marsh & McLennan Companies Inc.	20,290	2,753,353
Mercury General Corp.	1,068	66,504
MetLife Inc.	30,104	1,915,517
Old Republic International Corp.	11,001	270,845
Primerica Inc.	1,592	254,354
Principal Financial Group Inc.	10,133	647,195
Progressive Corp. (The)	23,443	2,361,648
Prudential Financial Inc.	15,932	1,598,936
Reinsurance Group of America Inc.	2,739	357,522
RenaissanceRe Holdings Ltd.	1,982	334,581
RLI Corp.	1,640	182,794
Selective Insurance Group Inc.	2,385	181,594
Travelers Companies Inc. (The)	10,101	1,562,221
Unum Group	8,248	233,088
W R Berkley Corp.	5,661	451,295
White Mountains Insurance Group Ltd.	129	150,340

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Willis Towers Watson PLC	5,162	$1,336,235

		34,269,337

Interactive Media & Services — 6.0%
Alphabet Inc., Class A(a)	12,010	28,265,535
Alphabet Inc., Class C, NVS(a)	11,510	27,740,481
ANGI Inc.(a)(b)	2,981	47,726
Bumble Inc., Class A(a)	2,013	121,263
Cargurus Inc.(a)(b)	3,446	85,047
Facebook Inc., Class A(a)	96,063	31,228,160
IAC/InterActiveCorp.(a)	3,323	842,281
Match Group Inc.(a)	10,771	1,676,291
Pinterest Inc., Class A(a)(b)	21,320	1,415,008
Snap Inc., Class A, NVS(a)	37,131	2,295,439
TripAdvisor Inc.(a)	3,845	181,215
Twitter Inc.(a)	31,927	1,763,009
Zillow Group Inc., Class A(a)	1,497	199,625
Zillow Group Inc., Class C, NVS(a)	6,177	803,751
ZoomInfo Technologies Inc., Class A(a)	3,741	194,008

		96,858,839

Internet & Direct Marketing Retail — 3.9%
Amazon.com Inc.(a)	17,094	59,272,078
Chewy Inc., Class A(a)	3,054	243,465
DoorDash Inc., Class A(a)(b)	1,373	196,573
eBay Inc.	25,886	1,444,180
Etsy Inc.(a)	5,042	1,002,299
Grubhub Inc.(a)	3,785	257,531
Qurate Retail Inc., Series A	14,766	175,715
Wayfair Inc., Class A(a)(b)	2,911	860,404

		63,452,245

IT Services — 5.4%
Accenture PLC, Class A	25,330	7,344,940
Affirm Holdings Inc.(a)(b)	1,299	91,580
Akamai Technologies Inc.(a)	6,500	706,550
Amdocs Ltd.	5,251	402,962
Automatic Data Processing Inc.	17,055	3,189,114
Black Knight Inc.(a)	6,325	458,057
Broadridge Financial Solutions Inc.	4,598	729,381
Cognizant Technology Solutions Corp., Class A	21,185	1,703,274
Concentrix Corp.(a)	1,616	251,094
DXC Technology Co.	10,385	341,770
EPAM Systems Inc.(a)	2,254	1,031,768
Euronet Worldwide Inc.(a)	2,060	295,466
Fastly Inc., Class A(a)(b)	3,358	214,475
Fidelity National Information Services Inc.	24,844	3,798,648
Fiserv Inc.(a)	22,998	2,762,520
FleetCor Technologies Inc.(a)	3,336	959,834
Gartner Inc.(a)	3,540	693,415
Genpact Ltd.	7,143	339,507
Global Payments Inc.	11,824	2,537,785
GoDaddy Inc., Class A(a)	6,678	579,784
International Business Machines Corp.	35,707	5,066,109
Jack Henry & Associates Inc.	3,069	499,725
LiveRamp Holdings Inc.(a)	2,730	133,715
Mastercard Inc., Class A	35,015	13,377,831
MAXIMUS Inc.	2,529	231,758
MongoDB Inc.(a)	2,038	606,223
Okta Inc.(a)(b)	4,928	1,329,082
Paychex Inc.	12,870	1,254,696
PayPal Holdings Inc.(a)	46,771	12,267,566

Security	Shares	Value

IT Services (continued)
Perspecta Inc.	5,613	$164,293
Snowflake Inc., Class A(a)	2,381	551,416
Square Inc., Class A(a)	15,543	3,805,237
Twilio Inc., Class A(a)	6,409	2,357,230
VeriSign Inc.(a)	3,969	868,298
Visa Inc., Class A	67,736	15,820,420
Western Union Co. (The)	16,545	426,199
WEX Inc.(a)	1,761	361,375

		87,553,097

Leisure Products — 0.2%
Brunswick Corp./DE	3,093	331,353
Hasbro Inc.	5,071	504,311
Mattel Inc.(a)	13,950	299,367
Peloton Interactive Inc., Class A(a)	10,557	1,038,281
Polaris Inc.	2,325	325,570

		2,498,882

Life Sciences Tools & Services — 1.3%
10X Genomics Inc., Class A(a)	2,931	579,752
Agilent Technologies Inc.	12,205	1,631,076
Avantor Inc.(a)	20,660	661,946
Bio-Rad Laboratories Inc., Class A(a)	862	543,172
Bio-Techne Corp.	1,547	661,327
Bruker Corp.	3,997	273,874
Charles River Laboratories International Inc.(a)	1,972	655,591
Illumina Inc.(a)	5,827	2,289,079
IQVIA Holdings Inc.(a)	7,616	1,787,399
Mettler-Toledo International Inc.(a)	937	1,230,581
PerkinElmer Inc.	4,487	581,650
PPD Inc.(a)	4,446	205,405
PRA Health Sciences Inc.(a)	2,531	422,399
Repligen Corp.(a)	2,044	432,735
Syneos Health Inc.(a)	3,263	276,866
Thermo Fisher Scientific Inc.	15,726	7,394,837
Waters Corp.(a)	2,504	750,875

		20,378,564

Machinery — 1.8%
AGCO Corp.	2,421	353,272
Allison Transmission Holdings Inc.	4,378	181,556
Caterpillar Inc.	21,782	4,968,692
Colfax Corp.(a)(b)	4,633	209,365
Crane Co.	2,020	190,001
Cummins Inc.	5,896	1,486,028
Deere & Co.	12,518	4,642,300
Donaldson Co. Inc.	5,104	320,940
Dover Corp.	5,758	859,036
Flowserve Corp.	5,333	211,400
Fortive Corp.	13,574	961,311
Gates Industrial Corp. PLC(a)	2,759	47,593
Graco Inc.	6,770	519,936
IDEX Corp.	3,043	682,241
Illinois Tool Works Inc.	11,538	2,659,048
Ingersoll Rand Inc.(a)	14,949	738,630
ITT Inc.	3,458	326,124
Lincoln Electric Holdings Inc.	2,333	298,741
Middleby Corp. (The)(a)	2,237	405,613
Navistar International Corp.(a)	2,005	88,721
Nikola Corp.(a)(b)	5,530	63,982
Nordson Corp.	2,173	459,394
Oshkosh Corp.	2,687	334,343

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Otis Worldwide Corp.	16,297	$1,269,047
PACCAR Inc.	13,853	1,245,108
Parker-Hannifin Corp.	5,177	1,624,594
Pentair PLC	6,508	419,831
Snap-on Inc.	2,142	508,939
Stanley Black & Decker Inc.	6,430	1,329,531
Timken Co. (The)	2,651	222,339
Toro Co. (The)	4,250	487,050
Westinghouse Air Brake Technologies Corp.	7,126	584,831
Woodward Inc.	2,279	284,898
Xylem Inc./NY	7,216	798,450

		29,782,885

Marine — 0.0%
Kirby Corp.(a)	2,408	153,390

Media — 1.4%
Altice USA Inc., Class A(a)	9,742	353,732
Cable One Inc.	216	386,640
Charter Communications Inc., Class A(a)(b)	5,638	3,796,911
Comcast Corp., Class A	182,555	10,250,463
Discovery Inc., Class A(a)	6,443	242,643
Discovery Inc., Class C, NVS(a)	11,601	374,828
DISH Network Corp., Class A(a)	9,933	444,899
Fox Corp., Class A, NVS	13,322	498,509
Fox Corp., Class B	6,105	222,100
Interpublic Group of Companies Inc. (The)	15,426	489,776
Liberty Broadband Corp., Class A(a)(b)	928	146,318
Liberty Broadband Corp., Class C, NVS(a)(b)	8,496	1,382,469
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	3,354	151,567
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	7,014	317,243
New York Times Co. (The), Class A	5,697	258,701
News Corp., Class A, NVS	15,557	407,516
News Corp., Class B	4,690	114,014
Nexstar Media Group Inc., Class A	1,707	251,629
Omnicom Group Inc.	8,604	707,765
Sirius XM Holdings Inc.(b)	46,420	283,162
TEGNA Inc.	8,520	170,911
ViacomCBS Inc., Class A	418	18,894
ViacomCBS Inc., Class B, NVS	23,501	964,011

		22,234,701

Metals & Mining — 0.4%
Alcoa Corp.(a)	7,361	269,707
Commercial Metals Co.	4,636	135,464
Freeport-McMoRan Inc.	58,293	2,198,229
Newmont Corp.	31,949	1,993,937
Nucor Corp.	11,980	985,475
Reliance Steel & Aluminum Co.	2,563	410,874
Royal Gold Inc.	2,666	298,219
Steel Dynamics Inc.	8,048	436,363

		6,728,268

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	21,849	391,752
Annaly Capital Management Inc.	55,249	501,661
Blackstone Mortgage Trust Inc., Class A	5,984	194,420
New Residential Investment Corp.	17,132	183,655
Starwood Property Trust Inc.	11,402	294,400

		1,565,888

Multi-Utilities — 0.8%
Ameren Corp.	10,146	860,787

Security	Shares	Value

Multi-Utilities (continued)
Avista Corp.	2,687	$123,656
Black Hills Corp.	2,457	169,484
CenterPoint Energy Inc.	22,016	539,172
CMS Energy Corp.	11,458	737,781
Consolidated Edison Inc.	13,684	1,059,278
Dominion Energy Inc.	32,262	2,577,734
DTE Energy Co.	7,728	1,082,075
MDU Resources Group Inc.	8,189	274,004
NiSource Inc.	15,467	402,451
NorthWestern Corp.	2,104	143,135
Public Service Enterprise Group Inc.	20,084	1,268,505
Sempra Energy	12,116	1,666,798
WEC Energy Group Inc.	12,660	1,230,172

		12,135,032

Multiline Retail — 0.5%
Dollar General Corp.	9,799	2,104,335
Dollar Tree Inc.(a)	9,407	1,080,864
Kohl’s Corp.	6,357	372,902
Ollie’s Bargain Outlet Holdings Inc.(a)	2,225	205,301
Target Corp.	19,991	4,143,335

		7,906,737

Oil, Gas & Consumable Fuels — 2.3%
APA Corp.	15,096	301,920
Cabot Oil & Gas Corp.	15,729	262,202
Cheniere Energy Inc.(a)	9,148	709,153
Chevron Corp.	76,932	7,929,381
Cimarex Energy Co.	4,067	269,235
ConocoPhillips	54,245	2,774,089
Continental Resources Inc./OK(a)	2,462	67,065
Devon Energy Corp.	23,487	549,126
Diamondback Energy Inc.	7,241	591,807
EOG Resources Inc.	23,382	1,721,851
EQT Corp.(a)	11,061	211,265
Equitrans Midstream Corp.	16,426	134,036
Exxon Mobil Corp.	169,067	9,677,395
Hess Corp.	11,008	820,206
HollyFrontier Corp.	6,088	213,080
Kinder Morgan Inc.	77,576	1,322,671
Marathon Oil Corp.	31,921	359,430
Marathon Petroleum Corp.	26,098	1,452,354
Occidental Petroleum Corp.	33,710	854,886
ONEOK Inc.	17,777	930,448
Ovintiv Inc.	10,444	249,925
Phillips 66	17,423	1,409,695
Pioneer Natural Resources Co.	8,240	1,267,559
Targa Resources Corp.	8,922	309,504
Valero Energy Corp.	16,283	1,204,291
Williams Companies Inc. (The)	48,396	1,178,927

		36,771,501

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	4,244	279,595

Personal Products — 0.2%
Coty Inc., Class A(a)	11,998	120,100
Estee Lauder Companies Inc. (The), Class A	9,200	2,886,960
Herbalife Nutrition Ltd.(a)	3,494	159,920

		3,166,980

Pharmaceuticals — 3.1%
Atea Pharmaceuticals Inc.(a)(b)	497	12,281

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.	89,474	$5,584,967
Catalent Inc.(a)	6,816	766,596
Elanco Animal Health Inc.(a)	18,985	602,014
Eli Lilly & Co.	31,741	5,801,303
Jazz Pharmaceuticals PLC(a)	2,186	359,378
Johnson & Johnson	104,978	17,083,070
Merck & Co. Inc.	101,049	7,528,150
Nektar Therapeutics(a)	7,314	143,428
Perrigo Co. PLC	5,472	227,799
Pfizer Inc.	222,558	8,601,867
Royalty Pharma PLC, Class A	3,467	152,548
Viatris Inc.(a)	48,357	643,148
Zoetis Inc.	18,948	3,278,572

		50,785,121

Professional Services — 0.7%
ASGN Inc.(a)	2,073	218,038
Booz Allen Hamilton Holding Corp.	5,541	459,626
CACI International Inc., Class A(a)	997	254,095
Clarivate PLC(a)	10,469	292,399
CoreLogic Inc.	2,930	233,521
CoStar Group Inc.(a)	1,577	1,347,436
Dun & Bradstreet Holdings Inc.(a)	5,415	128,660
Equifax Inc.	4,833	1,107,869
FTI Consulting Inc.(a)	1,370	190,225
IHS Markit Ltd.	14,861	1,598,746
Insperity Inc.	1,428	125,007
Jacobs Engineering Group Inc.	5,136	686,221
KBR Inc.	5,507	217,857
Leidos Holdings Inc.	5,325	539,316
ManpowerGroup Inc.	2,269	274,299
Nielsen Holdings PLC	14,000	359,100
Robert Half International Inc.	4,538	397,574
Science Applications International Corp.	2,344	209,601
TransUnion	7,603	795,198
TriNet Group Inc.(a)	1,507	118,616
Verisk Analytics Inc.	6,515	1,226,123

		10,779,527

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	13,311	1,134,097
Howard Hughes Corp. (The)(a)(b)	1,740	187,816
Jones Lang LaSalle Inc.(a)	2,073	389,537

		1,711,450

Road & Rail — 1.2%
AMERCO	370	220,753
CSX Corp.	30,451	3,067,938
JB Hunt Transport Services Inc.	3,301	563,514
Kansas City Southern	3,638	1,063,060
Knight-Swift Transportation Holdings Inc.	5,061	238,474
Landstar System Inc.	1,511	260,315
Lyft Inc., Class A(a)	10,255	570,793
Norfolk Southern Corp.	10,088	2,816,973
Old Dominion Freight Line Inc.	3,842	990,506
Uber Technologies Inc.(a)	58,510	3,204,593
Union Pacific Corp.	26,750	5,940,908

		18,937,827

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices Inc.(a)	48,334	3,945,021
Allegro MicroSystems Inc.(a)	1,668	41,166
Analog Devices Inc.	14,732	2,256,353

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Applied Materials Inc.	36,618	$4,859,575
Broadcom Inc.	16,303	7,437,429
Cirrus Logic Inc.(a)	2,286	170,101
Cree Inc.(a)	4,615	458,823
Enphase Energy Inc.(a)	5,076	706,833
Entegris Inc.	5,345	601,740
First Solar Inc.(a)	3,438	263,110
Intel Corp.	162,259	9,334,760
KLA Corp.	6,153	1,940,349
Lam Research Corp.	5,696	3,534,083
Marvell Technology Inc.	31,592	1,428,274
Maxim Integrated Products Inc.	10,686	1,004,484
Microchip Technology Inc.	10,783	1,620,577
Micron Technology Inc.(a)	44,655	3,843,456
MKS Instruments Inc.	2,225	398,520
Monolithic Power Systems Inc.	1,700	614,346
NVIDIA Corp.	24,761	14,866,009
NXP Semiconductors NV	11,093	2,135,513
ON Semiconductor Corp.(a)	16,633	648,687
Power Integrations Inc.	2,407	199,324
Qorvo Inc.(a)	4,515	849,588
QUALCOMM Inc.	45,367	6,296,940
Semtech Corp.(a)	2,565	173,753
Silicon Laboratories Inc.(a)	1,732	244,125
Skyworks Solutions Inc.	6,557	1,188,981
SolarEdge Technologies Inc.(a)	2,080	548,163
Teradyne Inc.	6,597	825,153
Texas Instruments Inc.	36,710	6,626,522
Universal Display Corp.	1,719	384,523
Xilinx Inc.	9,827	1,257,463

		80,703,744

Software — 9.1%
ACI Worldwide Inc.(a)	4,643	175,413
Adobe Inc.(a)	19,141	9,730,136
Alteryx Inc., Class A(a)(b)	2,358	192,766
Anaplan Inc.(a)	5,798	345,851
ANSYS Inc.(a)	3,443	1,258,967
Aspen Technology Inc.(a)	2,730	357,193
Autodesk Inc.(a)	8,777	2,562,094
Avalara Inc.(a)	3,361	476,287
Bentley Systems Inc., Class B(b)	418	21,402
Bill.com Holdings Inc.(a)	2,377	367,556
Blackbaud Inc.(a)	1,841	130,932
Cadence Design Systems Inc.(a)	11,168	1,471,607
CDK Global Inc.	4,988	267,307
Ceridian HCM Holding Inc.(a)	5,228	493,941
Citrix Systems Inc.	4,866	602,654
Cloudflare Inc., Class A(a)	7,517	636,991
Coupa Software Inc.(a)(b)	2,890	777,526
Crowdstrike Holdings Inc., Class A(a)	7,531	1,570,289
Datadog Inc., Class A(a)	8,253	707,860
DocuSign Inc.(a)	7,461	1,663,355
Dolby Laboratories Inc., Class A	2,569	260,676
Dropbox Inc., Class A(a)	11,814	303,620
Dynatrace Inc.(a)	7,363	383,171
Elastic NV(a)	2,404	289,970
Fair Isaac Corp.(a)	1,152	600,664
FireEye Inc.(a)	9,025	179,372
Five9 Inc.(a)	2,633	494,925
Fortinet Inc.(a)	5,425	1,107,948

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Guidewire Software Inc.(a)	3,376	$356,202
HubSpot Inc.(a)(b)	1,726	908,653
Intuit Inc.	10,927	4,503,672
j2 Global Inc.(a)	1,704	206,184
Manhattan Associates Inc.(a)	2,532	347,492
McAfee Corp., Class A	1,431	34,745
Microsoft Corp.	301,202	75,957,120
nCino Inc.(a)(b)	583	38,122
New Relic Inc.(a)	2,083	133,937
NortonLifeLock Inc.	23,095	499,083
Nuance Communications Inc.(a)	11,303	600,980
Nutanix Inc., Class A(a)	7,428	200,853
Oracle Corp.	74,049	5,612,174
Palantir Technologies Inc., Class A(a)	17,540	404,122
Palo Alto Networks Inc.(a)	3,895	1,376,454
Paycom Software Inc.(a)	1,967	756,134
Paylocity Holding Corp.(a)	1,501	290,053
Pegasystems Inc.	1,586	201,327
Proofpoint Inc.(a)	2,260	388,969
PTC Inc.(a)	4,230	553,876
Qualtrics International Inc., Class A(a)	2,052	76,642
RingCentral Inc., Class A(a)	3,172	1,011,709
salesforce.com Inc.(a)	36,649	8,440,998
ServiceNow Inc.(a)	7,832	3,965,890
Slack Technologies Inc., Class A(a)	20,082	851,477
Smartsheet Inc., Class A(a)	4,517	267,858
SolarWinds Corp.(a)	2,623	44,224
Splunk Inc.(a)	6,415	810,984
SS&C Technologies Holdings Inc.	8,928	662,636
Synopsys Inc.(a)	6,097	1,506,325
Trade Desk Inc. (The), Class A(a)	1,707	1,244,932
Tyler Technologies Inc.(a)	1,609	683,600
Unity Software Inc.(a)	1,001	101,682
Verint Systems Inc.(a)	2,513	122,056
VMware Inc., Class A(a)(b)	3,258	523,984
Workday Inc., Class A(a)	7,368	1,819,896
Zendesk Inc.(a)	4,688	685,151
Zoom Video Communications Inc., Class A(a)	8,155	2,606,093
Zscaler Inc.(a)	2,973	557,854

		146,784,616

Specialty Retail — 2.3%
Aaron’s Co. Inc. (The)	1,402	43,308
Advance Auto Parts Inc.	2,625	525,420
AutoNation Inc.(a)	2,166	221,972
AutoZone Inc.(a)	889	1,301,603
Best Buy Co. Inc.	9,220	1,072,009
Burlington Stores Inc.(a)	2,627	857,269
CarMax Inc.(a)	6,503	866,460
Carvana Co.(a)(b)	2,509	715,717
Dick’s Sporting Goods Inc.	2,693	222,388
Five Below Inc.(a)	2,242	451,247
Floor & Decor Holdings Inc., Class A(a)	4,179	463,535
Foot Locker Inc.	4,119	242,939
Gap Inc. (The)	7,979	264,105
Home Depot Inc. (The)	42,995	13,916,192
L Brands Inc.(a)	9,201	606,346
Lithia Motors Inc., Class A	1,049	403,215
Lowe’s Companies Inc.	29,190	5,728,537
Murphy USA Inc.	979	136,472
National Vision Holdings Inc.(a)	3,150	158,791

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive Inc.(a)	2,811	$1,554,146
Penske Automotive Group Inc.	1,372	120,311
RH(a)	654	449,965
Ross Stores Inc.	14,220	1,861,967
TJX Companies Inc. (The)	47,845	3,396,995
Tractor Supply Co.	4,634	873,972
Ulta Beauty Inc.(a)	2,241	738,073
Williams-Sonoma Inc.	3,047	520,275

		37,713,229

Technology Hardware, Storage & Peripherals — 5.5%
Apple Inc.	630,216	82,848,196
Dell Technologies Inc., Class C(a)	9,443	928,530
Hewlett Packard Enterprise Co.	52,106	834,738
HP Inc.	50,158	1,710,889
NetApp Inc.	8,889	663,920
Pure Storage Inc., Class A(a)(b)	9,711	196,357
Seagate Technology PLC	8,043	746,712
Western Digital Corp.	12,195	861,333
Xerox Holdings Corp.	6,837	165,045

		88,955,720

Textiles, Apparel & Luxury Goods — 0.8%
Carter’s Inc.	1,753	190,709
Columbia Sportswear Co.	1,183	128,959
Deckers Outdoor Corp.(a)	1,112	376,078
Hanesbrands Inc.	14,315	301,474
Levi Strauss & Co., Class A	2,607	75,238
Lululemon Athletica Inc.(a)	4,733	1,586,833
Nike Inc., Class B	50,776	6,733,913
PVH Corp.	2,786	315,320
Ralph Lauren Corp.	1,948	259,649
Skechers U.S.A. Inc., Class A(a)	5,419	262,767
Tapestry Inc.	11,097	530,991
Under Armour Inc., Class A(a)	7,562	183,832
Under Armour Inc., Class C, NVS(a)	7,793	155,159
VF Corp.	12,721	1,115,123

		12,216,045

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	4,472	235,138
MGIC Investment Corp.	13,131	200,117
New York Community Bancorp. Inc.	18,553	221,894
Radian Group Inc.	7,966	196,282
Rocket Companies Inc., Class A	4,614	103,584
TFS Financial Corp.	2,098	41,037

		998,052

Tobacco — 0.6%
Altria Group Inc.	74,211	3,543,575
Philip Morris International Inc.	62,193	5,908,335

		9,451,910

Trading Companies & Distributors — 0.3%
Air Lease Corp.	4,178	195,154
Applied Industrial Technologies Inc.	1,611	154,108
Fastenal Co.	22,910	1,197,735
MSC Industrial Direct Co. Inc., Class A	1,831	165,083
SiteOne Landscape Supply Inc.(a)(b)	1,813	325,216
United Rentals Inc.(a)	2,860	915,057
Univar Solutions Inc.(a)	6,808	158,967
Watsco Inc.	1,332	390,090

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	1,762	$763,897

		4,265,307

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	3,029	100,896

Water Utilities — 0.1%
American Water Works Co. Inc.	7,255	1,131,708
Essential Utilities Inc.	9,008	424,547

		1,556,255

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	23,313	3,080,347
U.S. Cellular Corp.(a)	594	20,273

		3,100,620

Total Common Stocks — 99.7% (Cost: $729,175,376)		1,608,477,071

Short-Term Investments

Money Market Funds — 1.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	16,754,422	16,762,800

Security	Shares	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,056,000	$4,056,000

		20,818,800

Total Short-Term Investments — 1.3% (Cost: $20,814,613)		20,818,800

Total Investments in Securities — 101.0% (Cost: $749,989,989)		1,629,295,871

Other Assets, Less Liabilities — (1.0)%		(15,715,441)

Net Assets — 100.0%		$1,613,580,430

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$25,108,982	$—		$(8,336,289	)(a)	$29,032	$(38,925)	$16,762,800	16,754,422	$96,027	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,196,000	1,860,000	(a)	—		—	—	4,056,000	4,056,000	1,958		—
BlackRock Inc.	2,504,176	893,171		(600,466)		212,093	1,632,360	4,641,334	5,665	90,016		—

						$241,125	$1,593,435	$25,460,134		$188,001		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	23	06/18/21	$4,801	$177,920

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Dow Jones U.S. ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$177,920

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,011,570

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(128,953)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,470,669

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,608,477,071	$—	$—	$1,608,477,071
Money Market Funds	20,818,800	—	—	20,818,800

	$1,629,295,871	$—	$—	$1,629,295,871

Derivative financial instruments(a)
Assets
Futures Contracts	$177,920	$—	$—	$177,920

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments April 30, 2021	iShares® Transportation Average ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 25.8%
CH Robinson Worldwide Inc.	1,001,203	$97,196,787
Expeditors International of Washington Inc.	931,519	102,336,677
FedEx Corp.	694,525	201,627,553
United Parcel Service Inc., Class B	746,095	152,098,927

		553,259,944

Airlines — 20.0%
Alaska Air Group Inc.(a)	1,112,444	76,914,378
American Airlines Group Inc.(a)	1,574,499	34,198,118
Delta Air Lines Inc.(a)	2,258,867	105,986,040
JetBlue Airways Corp.(a)	2,039,842	41,531,183
Southwest Airlines Co.	1,679,478	105,437,629
United Airlines Holdings Inc.(a)	1,185,195	64,474,608

		428,541,956

Marine — 5.4%
Kirby Corp.(a)	902,918	57,515,877
Matson Inc.	903,858	59,049,043

		116,564,920

Road & Rail — 48.8%
Avis Budget Group Inc.(a)(b)	1,004,843	90,043,981
CSX Corp.	983,715	99,109,286
JB Hunt Transport Services Inc.	752,067	128,385,358
Kansas City Southern	720,450	210,522,695
Landstar System Inc.	852,067	146,794,103
Norfolk Southern Corp.	696,752	194,561,028
Ryder System Inc.	919,645	73,424,457
Union Pacific Corp.	467,222	103,765,334

		1,046,606,242

Total Common Stocks — 100.0% (Cost: $1,745,261,650)		2,144,973,062

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	12,168,245	$12,174,329
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	4,370,000	4,370,000

		16,544,329

Total Short-Term Investments — 0.8% (Cost: $16,534,209)		16,544,329

Total Investments in Securities — 100.8% (Cost: $1,761,795,859)		2,161,517,391

Other Assets, Less Liabilities — (0.8)%		(17,211,258)

Net Assets — 100.0%		$2,144,306,133

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$25,459,460	$—		$(13,263,018	)(a)	$(8,882)	$(13,231)	$12,174,329	12,168,245	$164,035	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	988,000	3,382,000	(a)	—		—	—	4,370,000	4,370,000	1,445		—

						$(8,882)	$(13,231)	$16,544,329		$165,480		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Transportation Average ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Industrial E-Mini Index	36	06/18/21	$3,687	$238,595

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$238,595

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$820,670

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$212,555

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,578,782

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,144,973,062	$—	$—	$2,144,973,062
Money Market Funds	16,544,329	—	—	16,544,329

	$2,161,517,391	$—	$—	$2,161,517,391

Derivative financial instruments(a)
Assets
Futures Contracts	$238,595	$—	$—	$238,595

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2021	iShares® U.S. Energy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 0.7%
OGE Energy Corp.	455,191	$15,276,210

Energy Equipment & Services — 8.1%
Baker Hughes Co.	1,578,019	31,686,622
Halliburton Co.	1,909,675	37,353,243
NOV Inc.	894,499	13,372,760
Schlumberger Ltd.	2,948,423	79,754,842
TechnipFMC PLC	1,056,031	7,814,629

		169,982,096

Oil, Gas & Consumable Fuels — 90.3%
APA Corp.	849,541	16,990,820
Cabot Oil & Gas Corp.	908,239	15,140,344
Cheniere Energy Inc.(a)	496,108	38,458,292
Chevron Corp.	4,007,213	413,023,444
Cimarex Energy Co.	233,463	15,455,251
ConocoPhillips	1,987,992	101,665,911
Continental Resources Inc./OK(a)	176,824	4,816,686
Devon Energy Corp.	1,284,903	30,041,032
Diamondback Energy Inc.	391,010	31,957,247
EOG Resources Inc.	1,227,963	90,427,195
EQT Corp.(a)	648,874	12,393,493
Equitrans Midstream Corp.	1,010,035	8,241,886
Exxon Mobil Corp.	8,771,485	502,079,801
Hess Corp.	584,257	43,532,989
HollyFrontier Corp.	347,999	12,179,965
Kinder Morgan Inc.	4,115,846	70,175,174
Marathon Oil Corp.	1,752,733	19,735,774
Marathon Petroleum Corp.	1,374,780	76,506,507
Occidental Petroleum Corp.	1,790,863	45,416,286

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
ONEOK Inc.	948,606	$49,650,038
Ovintiv Inc.	593,450	14,201,259
Phillips 66	922,494	74,638,990
Pioneer Natural Resources Co.	435,162	66,940,970
Targa Resources Corp.	513,190	17,802,561
Valero Energy Corp.	865,371	64,002,839
Williams Companies Inc. (The)	2,572,410	62,663,908

		1,898,138,662

Semiconductors & Semiconductor Equipment — 0.7%
First Solar Inc.(a)	191,428	14,649,985

Total Common Stocks — 99.8% (Cost: $2,244,320,972)		2,098,046,953

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	3,640,000	3,640,000

Total Short-Term Investments — 0.2% (Cost: $3,640,000)		3,640,000

Total Investments in Securities — 100.0% (Cost: $2,247,960,972)		2,101,686,953

Other Assets, Less Liabilities — 0.0%		771,804

Net Assets — 100.0%		$2,102,458,757

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$3,665,480	$—		$(3,660,908	)(b)	$(303)	$(4,269)	$—	—	$32,373	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,240,000	2,400,000	(b)	—		—	—	3,640,000	3,640,000	760		—

						$(303)	$(4,269)	$3,640,000		$33,133		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Energy ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Energy E-Mini Index	104	06/18/21	$5,314	$(58,608)

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$58,608

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,994,487

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(183,640)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,751,634

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,098,046,953	$—	$—	$2,098,046,953
Money Market Funds	3,640,000	—	—	3,640,000

	$2,101,686,953	$—	$—	$2,101,686,953

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(58,608)	$—	$—	$(58,608)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments April 30, 2021	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 16.9%
AbbVie Inc.	896,556	$99,965,994
ACADIA Pharmaceuticals Inc.(a)	58,990	1,212,834
Acceleron Pharma Inc.(a)	26,709	3,337,824
Agios Pharmaceuticals Inc.(a)(b)	29,189	1,628,746
Alexion Pharmaceuticals Inc.(a)	111,620	18,828,062
Alkermes PLC(a)	80,655	1,774,813
Allogene Therapeutics Inc.(a)(b)	33,760	1,043,859
Alnylam Pharmaceuticals Inc.(a)(b)	59,403	8,354,438
Amgen Inc.	293,236	70,271,075
Biogen Inc.(a)	77,342	20,675,837
BioMarin Pharmaceutical Inc.(a)	92,318	7,193,419
Bluebird Bio Inc.(a)(b)	34,183	1,025,490
Blueprint Medicines Corp.(a)(b)	29,379	2,829,785
Emergent BioSolutions Inc.(a)	22,897	1,396,259
Exact Sciences Corp.(a)	85,850	11,316,747
Exelixis Inc.(a)	158,812	3,909,951
FibroGen Inc.(a)(b)	42,303	944,203
Gilead Sciences Inc.	637,985	40,492,908
Horizon Therapeutics PLC(a)	113,752	10,763,214
Incyte Corp.(a)	94,873	8,100,257
Ionis Pharmaceuticals Inc.(a)	71,407	3,057,648
Moderna Inc.(a)	154,255	27,583,879
Neurocrine Biosciences Inc.(a)	47,749	4,511,803
Novavax Inc.(a)(b)	34,499	8,173,848
Regeneron Pharmaceuticals Inc.(a)	53,454	25,727,410
Sarepta Therapeutics Inc.(a)(b)	40,263	2,852,231
Seagen Inc.(a)	64,385	9,255,988
Ultragenyx Pharmaceutical Inc.(a)	31,900	3,561,316
United Therapeutics Corp.(a)	22,616	4,558,481
Vertex Pharmaceuticals Inc.(a)	131,984	28,798,909
Vir Biotechnology Inc.(a)	32,977	1,574,322

		434,721,550

Health Care Equipment & Supplies — 27.7%
Abbott Laboratories	899,424	108,002,834
ABIOMED Inc.(a)(b)	22,964	7,365,244
Align Technology Inc.(a)	36,561	21,773,172
Baxter International Inc.	256,447	21,974,943
Becton Dickinson and Co.	147,519	36,704,202
Boston Scientific Corp.(a)	719,509	31,370,592
Cooper Companies Inc. (The)	24,954	10,253,349
Danaher Corp.	321,819	81,722,717
DENTSPLY SIRONA Inc.	111,214	7,508,057
DexCom Inc.(a)	48,831	18,853,649
Edwards Lifesciences Corp.(a)	317,074	30,286,908
Globus Medical Inc., Class A(a)	39,176	2,811,662
Haemonetics Corp.(a)	25,696	1,728,313
Hill-Rom Holdings Inc.	33,638	3,707,580
Hologic Inc.(a)	130,817	8,575,054
ICU Medical Inc.(a)	9,974	2,077,285
IDEXX Laboratories Inc.(a)	43,372	23,810,794
Insulet Corp.(a)(b)	33,550	9,904,631
Integra LifeSciences Holdings Corp.(a)(b)	35,977	2,665,176
Intuitive Surgical Inc.(a)	59,767	51,698,455
Masimo Corp.(a)	25,815	6,006,376
Medtronic PLC	684,430	89,605,576
Neogen Corp.(a)	27,157	2,607,344
Novocure Ltd.(a)	43,157	8,808,344
NuVasive Inc.(a)	25,927	1,852,484

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Penumbra Inc.(a)	17,211	$5,266,394
Quidel Corp.(a)(b)	19,602	2,054,094
ResMed Inc.	73,876	13,886,472
STERIS PLC	43,335	9,144,552
Stryker Corp.	166,171	43,641,490
Tandem Diabetes Care Inc.(a)(b)	31,780	2,920,582
Teleflex Inc.	23,704	10,014,466
West Pharmaceutical Services Inc.	37,623	12,359,908
Zimmer Biomet Holdings Inc.	105,531	18,695,872

		709,658,571

Health Care Providers & Services — 19.7%
1Life Healthcare Inc.(a)(b)	38,948	1,694,627
Acadia Healthcare Co. Inc.(a)	45,347	2,762,539
Amedisys Inc.(a)	16,698	4,505,955
Anthem Inc.	124,340	47,173,353
Centene Corp.(a)	295,281	18,230,649
Chemed Corp.	8,163	3,890,567
Cigna Corp.	178,636	44,482,150
Covetrus Inc.(a)	50,555	1,448,401
CVS Health Corp.	665,789	50,866,280
DaVita Inc.(a)(b)	36,600	4,264,998
Encompass Health Corp.	50,332	4,271,174
Guardant Health Inc.(a)	43,341	6,890,352
HCA Healthcare Inc.	134,613	27,065,290
HealthEquity Inc.(a)	42,031	3,193,095
Henry Schein Inc.(a)	72,331	5,243,998
Humana Inc.	65,424	29,129,382
Laboratory Corp. of America Holdings(a)	49,553	13,174,656
LHC Group Inc.(a)	16,079	3,348,773
McKesson Corp.	80,726	15,140,969
Molina Healthcare Inc.(a)	30,049	7,665,500
Oak Street Health Inc.(a)(b)	8,530	525,704
Premier Inc., Class A	35,975	1,271,716
Quest Diagnostics Inc.	67,758	8,935,925
Tenet Healthcare Corp.(a)	53,679	3,181,018
UnitedHealth Group Inc.	479,948	191,403,262
Universal Health Services Inc., Class B	39,539	5,867,983

		505,628,316

Health Care Technology — 0.5%
American Well Corp., Class A(a)	28,372	436,645
GoodRx Holdings Inc., Class A(a)(b)	20,039	801,761
Teladoc Health Inc.(a)(b)	65,898	11,357,520

		12,595,926

Life Sciences Tools & Services — 9.8%
10X Genomics Inc., Class A(a)	37,146	7,347,479
Agilent Technologies Inc.	154,699	20,673,974
Avantor Inc.(a)	262,441	8,408,610
Berkeley Lights Inc.(a)(b)	4,233	207,883
Bio-Rad Laboratories Inc., Class A(a)	10,941	6,894,252
Bio-Techne Corp.	19,698	8,420,698
Bruker Corp.	51,477	3,527,204
Charles River Laboratories International Inc.(a)	25,270	8,401,011
Illumina Inc.(a)	74,075	29,099,623
IQVIA Holdings Inc.(a)	97,115	22,791,919
Mettler-Toledo International Inc.(a)	11,884	15,607,495
PPD Inc.(a)	55,373	2,558,233
PRA Health Sciences Inc.(a)	32,718	5,460,307
Repligen Corp.(a)	25,823	5,466,987
Syneos Health Inc.(a)	42,064	3,569,130

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Healthcare ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Thermo Fisher Scientific Inc.	199,934	$94,014,965
Waters Corp.(a)	31,573	9,467,796

		251,917,566

Pharmaceuticals — 25.2%
Atea Pharmaceuticals Inc.(a)	6,283	155,253
Bristol-Myers Squibb Co.	1,137,513	71,003,561
Catalent Inc.(a)	86,427	9,720,445
Elanco Animal Health Inc.(a)	239,953	7,608,910
Eli Lilly & Co.	403,881	73,817,330
Jazz Pharmaceuticals PLC(a)(b)	28,554	4,694,278
Johnson & Johnson	1,334,608	217,180,760
Merck & Co. Inc.	1,284,667	95,707,692
Nektar Therapeutics(a)(b)	92,527	1,814,454
Perrigo Co. PLC	67,469	2,808,734
Pfizer Inc.	2,831,818	109,449,766
Royalty Pharma PLC, Class A	43,215	1,901,460
Viatris Inc.(a)	612,848	8,150,878
Zoetis Inc.	241,247	41,742,968

		645,756,489

Total Common Stocks — 99.8% (Cost: $2,030,859,973)		2,560,278,418

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	33,892,194	$33,909,140
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,827,000	2,827,000

		36,736,140

Total Short-Term Investments — 1.4% (Cost: $36,724,328)		36,736,140

Total Investments in Securities — 101.2% (Cost: $2,067,584,301)		2,597,014,558

Other Assets, Less Liabilities — (1.2)%		(31,975,660)

Net Assets — 100.0%		$2,565,038,898

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$70,991,917	$—	$(37,065,897	)(a)	$49,636	$(66,516)	$33,909,140	33,892,194	$123,621	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,207,000	—	(380,000	)(a)	—	—	2,827,000	2,827,000	3,823		—

					$49,636	$(66,516)	$36,736,140		$127,444		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Health Care E-Mini Index	38	06/18/21	$4,645	$207,725

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Healthcare ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$207,725

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$875,168

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(255,549)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,517,710

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,560,278,418	$—	$—	$2,560,278,418
Money Market Funds	36,736,140	—	—	36,736,140

	$2,597,014,558	$—	$—	$2,597,014,558

Derivative financial instruments(a)
Assets
Futures Contracts	$207,725	$—	$—	$207,725

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Communications Equipment — 3.0%
Arista Networks Inc.(a)	38,789	$12,225,129
Ciena Corp.(a)	109,505	5,526,717
Cisco Systems Inc.	2,976,456	151,531,375
EchoStar Corp., Class A(a)(b)	34,827	851,520
F5 Networks Inc.(a)	43,512	8,126,301
Juniper Networks Inc.	230,787	5,859,682
Lumentum Holdings Inc.(a)	53,619	4,560,296
Motorola Solutions Inc.	119,128	22,431,803
Ubiquiti Inc.	5,354	1,527,657
Viavi Solutions Inc.(a)	160,270	2,622,017

		215,262,497

Diversified Telecommunication Services — 0.2%
Liberty Global PLC, Class A(a)	100,658	2,707,700
Liberty Global PLC, Class C, NVS(a)(b)	250,799	6,786,621
Lumen Technologies Inc.	696,742	8,939,200

		18,433,521

Electronic Equipment, Instruments & Components — 0.3%
CDW Corp./DE	99,508	17,745,262
SYNNEX Corp.	28,883	3,500,619

		21,245,881

Health Care Technology — 0.6%
Cerner Corp.	215,589	16,179,955
Veeva Systems Inc., Class A(a)	96,249	27,185,530

		43,365,485

Household Durables — 0.2%
Garmin Ltd.	105,502	14,479,094

Interactive Media & Services — 16.9%
Alphabet Inc., Class A(a)	155,115	365,063,152
Alphabet Inc., Class C, NVS(a)	148,675	358,324,591
ANGI Inc.(a)(b)	56,052	897,392
Bumble Inc., Class A(a)	35,241	2,122,918
Cargurus Inc.(a)	63,454	1,566,045
Facebook Inc., Class A(a)	1,125,865	365,996,194
IAC/InterActiveCorp.(a)	58,565	14,844,471
Match Group Inc.(a)(b)	189,364	29,470,719
Snap Inc., Class A, NVS(a)(b)	653,168	40,378,846
Twitter Inc.(a)	562,255	31,047,721
Zillow Group Inc., Class A(a)	25,882	3,451,365
Zillow Group Inc., Class C, NVS(a)(b)	108,874	14,166,685

		1,227,330,099

Internet & Direct Marketing Retail — 0.8%
Chewy Inc., Class A(a)(b)	53,811	4,289,813
DoorDash Inc., Class A(a)(b)	24,061	3,444,813
eBay Inc.	455,105	25,390,308
Etsy Inc.(a)	88,962	17,684,756
Grubhub Inc.(a)	65,963	4,488,123

		55,297,813

IT Services — 4.0%
Akamai Technologies Inc.(a)(b)	114,678	12,465,499
Amdocs Ltd.	92,228	7,077,577
Cognizant Technology Solutions Corp., Class A	373,599	30,037,360
DXC Technology Co.	178,072	5,860,349
EPAM Systems Inc.(a)	39,598	18,125,984
Fastly Inc., Class A(a)(b)	60,363	3,855,385
Gartner Inc.(a)	62,510	12,244,459
GoDaddy Inc., Class A(a)	119,684	10,390,965

Security	Shares	Value

IT Services (continued)
International Business Machines Corp.	630,006	$89,385,251
MongoDB Inc.(a)	36,578	10,880,492
Okta Inc.(a)	86,849	23,423,175
Perspecta Inc.	95,773	2,803,276
Snowflake Inc., Class A(a)(b)	41,959	9,717,285
Twilio Inc., Class A(a)	112,753	41,470,553
VeriSign Inc.(a)	70,241	15,366,623

		293,104,233

Semiconductors & Semiconductor Equipment — 19.6%
Advanced Micro Devices Inc.(a)	854,347	69,731,802
Allegro MicroSystems Inc.(a)	29,414	725,938
Analog Devices Inc.	259,901	39,806,437
Applied Materials Inc.	646,969	85,859,256
Broadcom Inc.	287,806	131,297,097
Cirrus Logic Inc.(a)(b)	40,532	3,015,986
Cree Inc.(a)(b)	81,332	8,086,027
Enphase Energy Inc.(a)	91,058	12,679,827
Entegris Inc.	95,123	10,708,947
Intel Corp.	2,864,507	164,795,088
KLA Corp.	108,522	34,222,413
Lam Research Corp.	100,737	62,502,272
Marvell Technology Inc.	560,915	25,358,967
Maxim Integrated Products Inc.	189,175	17,782,450
Microchip Technology Inc.	189,581	28,492,128
Micron Technology Inc.(a)	788,688	67,882,376
MKS Instruments Inc.	38,974	6,980,633
Monolithic Power Systems Inc.	30,265	10,937,166
NVIDIA Corp.	437,114	262,434,503
NXP Semiconductors NV	195,150	37,568,326
ON Semiconductor Corp.(a)	289,559	11,292,801
Power Integrations Inc.	42,553	3,523,814
Qorvo Inc.(a)	79,846	15,024,622
QUALCOMM Inc.	800,905	111,165,614
Semtech Corp.(a)	45,311	3,069,367
Silicon Laboratories Inc.(a)	31,082	4,381,008
Skyworks Solutions Inc.	116,255	21,080,519
SolarEdge Technologies Inc.(a)	36,404	9,593,910
Teradyne Inc.	117,647	14,715,287
Texas Instruments Inc.	648,792	117,113,444
Universal Display Corp.	30,307	6,779,373
Xilinx Inc.	173,455	22,195,302

		1,420,802,700

Software — 34.2%
ACI Worldwide Inc.(a)	83,128	3,140,576
Adobe Inc.(a)	337,933	171,784,861
Alteryx Inc., Class A(a)(b)	41,543	3,396,140
Anaplan Inc.(a)	99,304	5,923,484
ANSYS Inc.(a)	61,226	22,387,899
Asana Inc., Class A(a)	11,334	377,649
Aspen Technology Inc.(a)	47,874	6,263,834
Autodesk Inc.(a)	154,938	45,227,952
Avalara Inc.(a)	60,293	8,544,121
Bentley Systems Inc., Class B(b)	7,387	378,214
Bill.com Holdings Inc.(a)	43,555	6,734,910
Blackbaud Inc.(a)	33,740	2,399,589
Cadence Design Systems Inc.(a)	196,891	25,944,327
CDK Global Inc.	85,164	4,563,939
Ceridian HCM Holding Inc.(a)	92,417	8,731,558
Citrix Systems Inc.	86,677	10,734,946

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Technology ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cloudflare Inc., Class A(a)	132,494	$11,227,542
Coupa Software Inc.(a)	50,941	13,705,167
Crowdstrike Holdings Inc., Class A(a)	132,882	27,707,226
Datadog Inc., Class A(a)	145,440	12,474,389
DocuSign Inc.(a)	131,340	29,280,940
Dolby Laboratories Inc., Class A	46,612	4,729,720
Dropbox Inc., Class A(a)(b)	209,115	5,374,255
Dynatrace Inc.(a)	129,640	6,746,466
Elastic NV(a)	44,346	5,349,015
Fair Isaac Corp.(a)	20,664	10,774,416
FireEye Inc.(a)	168,385	3,346,652
Five9 Inc.(a)	47,046	8,843,237
Fortinet Inc.(a)	95,595	19,523,367
Guidewire Software Inc.(a)	59,299	6,256,637
HubSpot Inc.(a)	30,741	16,183,599
Intuit Inc.	193,065	79,573,670
j2 Global Inc.(a)	29,867	3,613,907
Manhattan Associates Inc.(a)	45,030	6,179,917
McAfee Corp., Class A	25,204	611,953
Microsoft Corp.	4,883,651	1,231,559,109
nCino Inc.(a)	10,195	666,651
New Relic Inc.(a)(b)	38,281	2,461,468
NortonLifeLock Inc.	410,689	8,874,989
Nuance Communications Inc.(a)	201,188	10,697,166
Nutanix Inc., Class A(a)	136,575	3,692,988
Oracle Corp.	1,307,637	99,105,808
Palantir Technologies Inc., Class A(a)	309,129	7,122,332
Palo Alto Networks Inc.(a)	68,631	24,253,509
Paycom Software Inc.(a)	34,649	13,319,422
Paylocity Holding Corp.(a)(b)	26,561	5,132,648
Pegasystems Inc.(b)	27,669	3,512,303
Proofpoint Inc.(a)	40,388	6,951,179
PTC Inc.(a)	73,991	9,688,382
Qualtrics International Inc., Class A(a)(b)	39,733	1,484,028
RingCentral Inc., Class A(a)	56,652	18,069,155
salesforce.com Inc.(a)(b)	647,021	149,021,877
ServiceNow Inc.(a)	138,258	70,009,703
Slack Technologies Inc., Class A(a)	353,938	15,006,971
Smartsheet Inc., Class A(a)	81,103	4,809,408
SolarWinds Corp.(a)(b)	50,566	852,543
Splunk Inc.(a)	114,138	14,429,326
SS&C Technologies Holdings Inc.	158,229	11,743,756
Synopsys Inc.(a)	107,541	26,569,079
Trade Desk Inc. (The), Class A(a)(b)	30,064	21,925,976
Tyler Technologies Inc.(a)	28,637	12,166,716
Unity Software Inc.(a)	17,651	1,792,989

Security	Shares	Value

Software (continued)
Verint Systems Inc.(a)(b)	45,755	$2,222,320
VMware Inc., Class A(a)(b)	56,613	9,105,069
Workday Inc., Class A(a)	129,598	32,010,706
Zendesk Inc.(a)	83,110	12,146,526
Zoom Video Communications Inc., Class A(a)	144,196	46,080,716
Zscaler Inc.(a)	52,769	9,901,575

		2,484,422,467

Technology Hardware, Storage & Peripherals — 20.0%
Apple Inc.	10,218,207	1,343,285,492
Dell Technologies Inc., Class C(a)	167,470	16,467,325
Hewlett Packard Enterprise Co.	918,310	14,711,326
HP Inc.	881,710	30,075,128
NetApp Inc.	157,325	11,750,604
Pure Storage Inc., Class A(a)	173,288	3,503,884
Seagate Technology PLC	141,767	13,161,648
Western Digital Corp.	216,033	15,258,411
Xerox Holdings Corp.	116,631	2,815,473

		1,451,029,291

Total Common Stocks — 99.8% (Cost: $4,029,366,499)		7,244,773,081

Short-Term Investments

Money Market Funds — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	117,884,070	117,943,012
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	18,110,000	18,110,000

		136,053,012

Total Short-Term Investments — 1.9% (Cost: $136,019,061)		136,053,012

Total Investments in Securities — 101.7% (Cost: $4,165,385,560)		7,380,826,093

Other Assets, Less Liabilities — (1.7)%		(123,570,864)

Net Assets — 100.0%		$7,257,255,229

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Technology ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$122,323,942	$—		$(4,335,178	)(a)	$70,113	$(115,865)	$117,943,012	117,884,070	$385,302	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,244,000	7,866,000	(a)	—		—	—	18,110,000	18,110,000	10,116		—

						$70,113	$(115,865)	$136,053,012		$395,418		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 400 E-Mini Index	49	06/18/21	$4,995	$117,743
S&P Select Sector Technology E-Mini Index	45	06/18/21	6,321	337,148

				$454,891

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$454,891

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$4,520,347

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(158,162)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,838,252

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Technology ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$7,244,773,081	$—	$—	$7,244,773,081
Money Market Funds	136,053,012	—	—	136,053,012

	$7,380,826,093	$—	$—	$7,380,826,093

Derivative financial instruments(a)
Assets
Futures Contracts	$454,891	$—	$—	$454,891

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® U.S. Utilities ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Electric Utilities — 60.4%
ALLETE Inc.	40,912	$2,878,568
Alliant Energy Corp.	196,553	11,040,382
American Electric Power Co. Inc.	390,622	34,652,078
Avangrid Inc.	43,708	2,224,737
Duke Energy Corp.	604,621	60,879,289
Edison International	298,339	17,736,254
Entergy Corp.	157,695	17,234,487
Evergy Inc.	178,512	11,419,413
Eversource Energy	269,802	23,262,328
Exelon Corp.	767,974	34,512,752
FirstEnergy Corp.	427,286	16,202,685
Hawaiian Electric Industries Inc.	85,887	3,698,294
IDACORP Inc.	39,698	4,068,251
NextEra Energy Inc.	1,541,612	119,490,346
NRG Energy Inc.	192,468	6,894,204
PG&E Corp.(a)	1,170,845	13,253,965
Pinnacle West Capital Corp.	88,642	7,503,545
PNM Resources Inc.	67,534	3,333,478
Portland General Electric Co.	70,443	3,582,731
PPL Corp.	604,873	17,619,950
Southern Co. (The)	831,115	54,994,880
Xcel Energy Inc.	422,908	30,153,340

		496,635,957

Gas Utilities — 4.1%
Atmos Energy Corp.	100,810	10,442,908
National Fuel Gas Co.	71,715	3,561,367
New Jersey Resources Corp.	75,740	3,177,293
ONE Gas Inc.	41,894	3,371,210
Southwest Gas Holdings Inc.	45,033	3,139,701
Spire Inc.	40,659	3,063,249
UGI Corp.	164,046	7,170,450

		33,926,178

Independent Power and Renewable Electricity Producers — 2.6%
AES Corp. (The)	525,528	14,620,189
Vistra Corp.	380,485	6,418,782

		21,038,971

Multi-Utilities — 29.1%
Ameren Corp.	199,286	16,907,424

Security	Shares	Value

Multi-Utilities (continued)
Avista Corp.	54,366	$2,501,923
Black Hills Corp.	49,405	3,407,957
CenterPoint Energy Inc.	433,865	10,625,354
CMS Energy Corp.	227,279	14,634,495
Consolidated Edison Inc.	269,342	20,849,764
Dominion Energy Inc.	633,712	50,633,589
DTE Energy Co.	152,420	21,341,848
MDU Resources Group Inc.	157,728	5,277,579
NiSource Inc.	308,232	8,020,197
NorthWestern Corp.	39,728	2,702,696
Public Service Enterprise Group Inc.	397,299	25,093,405
Sempra Energy	238,014	32,743,586
WEC Energy Group Inc.	248,117	24,109,529

		238,849,346

Water Utilities — 3.7%
American Water Works Co. Inc.	142,718	22,262,581

Essential Utilities Inc.	175,652	8,278,479

		30,541,060

Total Common Stocks — 99.9% (Cost: $796,528,409)		820,991,512

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	902,000	902,000

Total Short-Term Investments — 0.1% (Cost: $902,000)		902,000

Total Investments in Securities — 100.0% (Cost: $797,430,409)		821,893,512

Other Assets, Less Liabilities — 0.0%		198,247

Net Assets — 100.0%		$822,091,759

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Utilities ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$2,148,971	$—	$(2,149,176	)(b)	$4,454	$(4,249)	$—	—	$3,772	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,652,000	—	(1,750,000	)(b)	—	—	902,000	902,000	1,501		—

					$4,454	$(4,249)	$902,000		$5,273		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Utilities E-Mini Index	13	06/18/21	$873	$39,732

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$39,732

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$621,605

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(227,686)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,463,076

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Utilities ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$820,991,512	$—	$—	$820,991,512
Money Market Funds	902,000	—	—	902,000

	$821,893,512	$—	$—	$821,893,512

Derivative financial instruments(a)
Assets
Futures Contracts	$39,732	$—	$—	$39,732

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Statements of Assets and Liabilities

April 30, 2021

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,603,835,737		$2,144,973,062	$2,098,046,953	$2,560,278,418
Affiliated(c)	25,460,134		16,544,329	3,640,000	36,736,140
Cash	37,096		54,016	67,422	4,329
Cash pledged:
Futures contracts	245,000		244,000	404,000	249,999
Receivables:
Investments sold	—		251,333,880	41,975,382	—
Securities lending income — Affiliated	2,480		2,430	44	4,768
Capital shares sold	—		—	86,775	—
Dividends	1,050,599		54	1,977,702	2,566,821

Total assets	1,630,631,046		2,413,151,771	2,146,198,278	2,599,840,475

LIABILITIES
Collateral on securities loaned, at value	16,757,017		12,195,271	—	33,886,870
Payables:
Investments purchased	—		255,911,669	42,954,213	—
Variation margin on futures contracts	32,157		25,218	150,744	16,000
Capital shares redeemed	—		24,690	—	63,878
Investment advisory fees	261,442		688,790	634,564	834,829

Total liabilities	17,050,616		268,845,638	43,739,521	34,801,577

NET ASSETS	$1,613,580,430		$2,144,306,133	$2,102,458,757	$2,565,038,898

NET ASSETS CONSIST OF:
Paid-in capital	$770,791,101		$1,808,131,623	$2,515,365,322	$2,142,199,355
Accumulated earnings (loss)	842,789,329		336,174,510	(412,906,565)	422,839,543

NET ASSETS	$1,613,580,430		$2,144,306,133	$2,102,458,757	$2,565,038,898

Shares outstanding	15,350,000	(d)	7,950,000	79,650,000	9,750,000

Net asset value	$105.12	(d)	$269.72	$26.40	$263.08

Shares authorized	Unlimited		Unlimited	Unlimited	Unlimited

Par value	None		None	None	None

(a) Securities loaned, at value	$16,224,593		$12,142,155	$—	$32,851,818
(b) Investments, at cost — Unaffiliated	$727,252,805		$1,745,261,650	$2,244,320,972	$2,030,859,973
(c) Investments, at cost — Affiliated	$22,737,184		$16,534,209	$3,640,000	$36,724,328
(d) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2021

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$7,244,773,081		$820,991,512
Affiliated(c)	136,053,012		902,000
Cash	281,285		13,438
Cash pledged:
Futures contracts	947,000		57,000
Receivables:
Securities lending income — Affiliated	16,983		72
Variation margin on futures contracts	—		6,846
Dividends	676,371		384,282

Total assets	7,382,747,732		822,355,150

LIABILITIES
Collateral on securities loaned, at value	117,928,640		—
Payables:
Investments purchased	4,730,452		—
Variation margin on futures contracts	241,745		—
Capital shares redeemed	218,860		—
Investment advisory fees	2,372,806		263,391

Total liabilities	125,492,503		263,391

NET ASSETS	$7,257,255,229		$822,091,759

NET ASSETS CONSIST OF:
Paid-in capital	$4,130,769,404		$848,430,376
Accumulated earnings (loss)	3,126,485,825		(26,338,617)

NET ASSETS	$7,257,255,229		$822,091,759

Shares outstanding	78,050,000	(d)	9,950,000	(e)

Net asset value	$92.98	(d)	$82.62	(e)

Shares authorized	Unlimited		Unlimited

Par value	None		None

(a) Securities loaned, at value	$114,474,233		$—
(b) Investments, at cost — Unaffiliated	$4,029,366,499		$796,528,409
(c) Investments, at cost — Affiliated	$136,019,061		$902,000
(d) Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(e) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	45

Statements of Operations

Year Ended April 30, 2021

	iShares Dow Jones U.S. ETF	iShares Transportation Average ETF	iShares U.S. Energy ETF	iShares U.S. Healthcare ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$20,964,408	$15,826,615	$25,855,228	$37,382,439
Dividends — Affiliated	91,974	1,445	760	3,823
Securities lending income — Affiliated — net	96,027	164,035	32,373	123,621
Foreign taxes withheld	(2,781)	—	(77)	—

Total investment income	21,149,628	15,992,095	25,888,284	37,509,883

EXPENSES
Investment advisory fees	2,727,476	4,975,770	2,621,842	10,048,208
Miscellaneous	437	437	437	437

Total expenses	2,727,913	4,976,207	2,622,279	10,048,645

Net investment income	18,421,715	11,015,888	23,266,005	27,461,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(8,469,746)	(109,786,648)	(129,797,393)	(41,731,685)
Investments — Affiliated	55,650	(8,882)	(303)	49,636
In-kind redemptions — Unaffiliated	63,526,787	210,678,840	52,753,439	227,382,543
In-kind redemptions — Affiliated	185,475	—	—	—
Futures contracts	1,011,570	820,670	2,994,487	875,168

Net realized gain (loss)	56,309,736	101,703,980	(74,049,770)	186,575,662

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	464,232,680	551,234,308	258,071,819	340,841,813
Investments — Affiliated	1,593,435	(13,231)	(4,269)	(66,516)
Futures contracts	(128,953)	212,555	(183,640)	(255,549)

Net change in unrealized appreciation (depreciation)	465,697,162	551,433,632	257,883,910	340,519,748

Net realized and unrealized gain	522,006,898	653,137,612	183,834,140	527,095,410

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$540,428,613	$664,153,500	$207,100,145	$554,556,648

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended April 30, 2021

	iShares U.S. Technology ETF	iShares U.S. Utilities ETF

INVESTMENT INCOME
Dividends — Unaffiliated.	$55,414,589	$25,448,142
Dividends — Affiliated	10,116	1,501
Securities lending income — Affiliated — net	385,302	3,772
Foreign taxes withheld	(40,679)	—

Total investment income	55,769,328	25,453,415

EXPENSES
Investment advisory fees	25,925,771	3,291,930
Miscellaneous	437	437

Total expenses	25,926,208	3,292,367

Net investment income	29,843,120	22,161,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(18,718,205)	(10,901,791)
Investments — Affiliated	70,113	4,454
In-kind redemptions — Unaffiliated	924,458,107	27,686,464
Futures contracts	4,520,347	621,605

Net realized gain	910,330,362	17,410,732

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	1,876,218,615	105,510,838
Investments — Affiliated	(115,865)	(4,249)
Futures contracts	(158,162)	(227,686)

Net change in unrealized appreciation (depreciation)	1,875,944,588	105,278,903

Net realized and unrealized gain	2,786,274,950	122,689,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,816,118,070	$144,850,683

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	47

Statements of Changes in Net Assets

	iShares Dow Jones U.S. ETF		iShares Transportation Average ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,421,715	$20,739,023	$11,015,888	$7,034,123
Net realized gain (loss)	56,309,736	54,996,995	101,703,980	(20,863,825)
Net change in unrealized appreciation (depreciation)	465,697,162	(79,362,379)	551,433,632	(87,219,715)

Net increase (decrease) in net assets resulting from operations	540,428,613	(3,626,361)	664,153,500	(101,049,417)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(19,374,122)	(23,902,996)	(11,445,745)	(7,125,758)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(65,749,746)	(55,335,696)	1,034,833,040	(10,503,748)

NET ASSETS
Total increase (decrease) in net assets	455,304,745	(82,865,053)	1,687,540,795	(118,678,923)
Beginning of year	1,158,275,685	1,241,140,738	456,765,338	575,444,261

End of year	$1,613,580,430	$1,158,275,685	$2,144,306,133	$456,765,338

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Energy ETF		iShares U.S. Healthcare ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,266,005	$19,838,637	$27,461,238	$26,463,433
Net realized gain (loss)	(74,049,770)	(155,428,749)	186,575,662	79,687,542
Net change in unrealized appreciation (depreciation)	257,883,910	(108,288,972)	340,519,748	161,740,914

Net increase (decrease) in net assets resulting from operations	207,100,145	(243,879,084)	554,556,648	267,891,889

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(24,408,521)	(39,698,179)	(29,705,083)	(26,826,547)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,460,310,777	(46,192,009)	(392,745,645)	94,049,386

NET ASSETS
Total increase (decrease) in net assets	1,643,002,401	(329,769,272)	132,105,920	335,114,728
Beginning of year	459,456,356	789,225,628	2,432,932,978	2,097,818,250

End of year	$2,102,458,757	$459,456,356	$2,565,038,898	$2,432,932,978

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets (continued)

	iShares U.S. Technology ETF		iShares U.S. Utilities ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,843,120	$39,449,999	$22,161,048	$25,499,373
Net realized gain	910,330,362	359,243,259	17,410,732	21,828,097
Net change in unrealized appreciation (depreciation)	1,875,944,588	271,248,472	105,278,903	(123,101,621)

Net increase (decrease) in net assets resulting from operations	2,816,118,070	669,941,730	144,850,683	(75,774,151)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(30,897,304)	(40,824,092)	(23,625,593)	(26,169,725)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(390,106,288)	(38,410,338)	(174,806,045)	167,161,858

NET ASSETS
Total increase (decrease) in net assets	2,395,114,478	590,707,300	(53,580,955)	65,217,982
Beginning of year	4,862,140,751	4,271,433,451	875,672,714	810,454,732

End of year	$7,257,255,229	$4,862,140,751	$822,091,759	$875,672,714

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Dow Jones U.S. ETF

	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of year	$71.50	$73.44	$66.25	$59.73	$51.53

Net investment income(b)	1.19	1.28	1.20	1.10	1.01
Net realized and unrealized gain (loss)(c)	33.68	(1.75)	7.23	6.51	8.20

Net increase (decrease) from investment operations	34.87	(0.47)	8.43	7.61	9.21

Distributions(d)
From net investment income	(1.25)	(1.47)	(1.24)	(1.09)	(1.01)

Total distributions	(1.25)	(1.47)	(1.24)	(1.09)	(1.01)

Net asset value, end of year	$105.12	$71.50	$73.44	$66.25	$59.73

Total Return
Based on net asset value	49.18%	(0.63)%	12.89%	12.81%	18.04%

Ratios to Average Net Assets
Total expenses	0.20%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.35%	1.72%	1.74%	1.70%	1.82%

Supplemental Data
Net assets, end of year (000)	$1,613,580	$1,158,276	$1,241,141	$1,126,170	$1,110,872

Portfolio turnover rate(e)	4%	4%	5%	4%	4%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Transportation Average ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$149.76	$195.07	$187.76	$163.83	$141.18

Net investment income(a)	1.95	2.55	2.12	1.91	1.54
Net realized and unrealized gain (loss)(b)	119.89	(45.09)	7.34	24.02	22.75

Net increase (decrease) from investment operations	121.84	(42.54)	9.46	25.93	24.29

Distributions(c)
From net investment income	(1.88)	(2.77)	(2.15)	(2.00)	(1.64)

Total distributions	(1.88)	(2.77)	(2.15)	(2.00)	(1.64)

Net asset value, end of year	$269.72	$149.76	$195.07	$187.76	$163.83

Total Return
Based on net asset value	81.75%	(21.92)%	5.12%	15.88%	17.32%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	0.90%	1.40%	1.11%	1.07%	0.99%

Supplemental Data
Net assets, end of year (000)	$2,144,306	$456,765	$575,444	$807,349	$966,598

Portfolio turnover rate(d)	80%	35%	17%	5%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Energy ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$20.06	$35.96	$40.47	$37.27	$37.91

Net investment income(a)	0.80	1.02	0.89	1.07	0.84
Net realized and unrealized gain (loss)(b)	6.36	(14.81)	(4.43)	3.25	(0.62)

Net increase (decrease) from investment operations	7.16	(13.79)	(3.54)	4.32	0.22

Distributions(c)
From net investment income	(0.82)	(2.11)	(0.97)	(1.12)	(0.86)

Total distributions	(0.82)	(2.11)	(0.97)	(1.12)	(0.86)

Net asset value, end of year	$26.40	$20.06	$35.96	$40.47	$37.27

Total Return
Based on net asset value	37.20%	(39.91)%	(8.83)%	11.92%	0.52%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	3.62%	3.42%	2.33%	2.87%	2.17%

Supplemental Data
Net assets, end of year (000)	$2,102,459	$459,456	$789,226	$1,088,740	$1,159,125

Portfolio turnover rate(d)	15%	12%	6%	6%	18%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Healthcare ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$212.48	$188.15	$173.95	$158.62	$144.67

Net investment income(a)	2.65	2.49	2.26	1.99	1.81
Net realized and unrealized gain(b)	50.86	24.38	15.50	15.31	14.07

Net increase from investment operations	53.51	26.87	17.76	17.30	15.88

Distributions(c)
From net investment income	(2.91)	(2.54)	(3.56)	(1.97)	(1.93)

Total distributions	(2.91)	(2.54)	(3.56)	(1.97)	(1.93)

Net asset value, end of year	$263.08	$212.48	$188.15	$173.95	$158.62

Total Return
Based on net asset value	25.40%	14.44%	10.27%	10.93%	11.06%

Ratios to Average Net Assets
Total expenses	0.41%	0.43%	0.43%	0.43%	0.44%

Net investment income	1.13%	1.25%	1.19%	1.16%	1.21%

Supplemental Data
Net assets, end of year (000)	$2,565,039	$2,432,933	$2,097,818	$1,800,336	$1,911,386

Portfolio turnover rate(d)	6%	5%	6%	7%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Technology ETF

	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of year	$58.58	$50.85	$41.99	$34.55	$25.58

Net investment income(b)	0.37	0.48	0.40	0.32	0.33
Net realized and unrealized gain(c)	34.42	7.75	8.84	7.46	8.97

Net increase from investment operations	34.79	8.23	9.24	7.78	9.30

Distributions(d)
From net investment income	(0.39)	(0.50)	(0.38)	(0.34)	(0.33)

Total distributions	(0.39)	(0.50)	(0.38)	(0.34)	(0.33)

Net asset value, end of year	$92.98	$58.58	$50.85	$41.99	$34.55

Total Return
Based on net asset value	59.56%	16.34%	22.10%	22.62%	36.57%

Ratios to Average Net Assets
Total expenses	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	0.47%	0.89%	0.87%	0.80%	1.11%

Supplemental Data
Net assets, end of year (000)	$7,257,255	$4,862,141	$4,271,433	$4,031,372	$3,392,234

Portfolio turnover rate(e)	12%	16%	19%	15%	4%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Utilities ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$71.20	$74.36	$65.22	$64.65	$60.55

Net investment income(b)	2.10	2.10	2.02	1.90	1.85
Net realized and unrealized gain (loss)(c)	11.60	(3.06)	9.06	0.42	4.22

Net increase (decrease) from investment operations	13.70	(0.96)	11.08	2.32	6.07

Distributions(d)
From net investment income	(2.28)	(2.20)	(1.94)	(1.75)	(1.97)

Total distributions	(2.28)	(2.20)	(1.94)	(1.75)	(1.97)

Net asset value, end of year	$82.62	$71.20	$74.36	$65.22	$64.65

Total Return
Based on net asset value	19.66%	(1.39)%	17.29%	3.59%	10.16%

Ratios to Average Net Assets
Total expenses	0.41%	0.43%	0.43%	0.43%	0.44%

Net investment income	2.78%	2.70%	2.94%	2.86%	2.96%

Supplemental Data
Net assets, end of year (000)	$822,092	$875,673	$810,455	$606,486	$801,673

Portfolio turnover rate(e)	5%	4%	6%	5%	9%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Dow Jones U.S.	Diversified
Transportation Average	Non-diversified
U.S. Energy	Non-diversified
U.S. Healthcare	Non-diversified
U.S. Technology	Non-diversified
U.S. Utilities	Non-diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Dow Jones U.S.
Barclays Bank PLC	$1,024,942	$1,024,942		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,932,961	1,932,961		—	—
BNP Paribas Securities Corp.	795,370	795,370		—	—
BofA Securities, Inc.	732,044	732,044		—	—
Citigroup Global Markets Inc.	1,544,793	1,544,793		—	—
Credit Suisse Securities (USA) LLC	259,075	259,075		—	—
Deutsche Bank Securities Inc.	32,353	32,353		—	—
Goldman Sachs & Co.	10,666	10,666		—	—
HSBC Bank PLC	248,085	248,085		—	—
Jefferies LLC	105,837	105,837		—	—
JPMorgan Securities LLC	1,930,278	1,930,278		—	—
Morgan Stanley & Co. LLC	667,891	667,891		—	—
SG Americas Securities LLC	1,346,900	1,346,900		—	—
State Street Bank & Trust Company	143,795	143,795		—	—
TD Prime Services LLC	224,687	224,687		—	—
UBS AG	3,985,905	3,985,905		—	—
UBS Securities LLC	513,369	513,369		—	—
Virtu Americas LLC	133,771	133,771		—	—
Wells Fargo Securities LLC	591,871	591,871		—	—

	$16,224,593	$16,224,593		$—	$—

Transportation Average
National Financial Services LLC	$12,142,155	$12,142,155		$—	$—

U.S. Healthcare
Barclays Bank PLC	$3,670,414	$3,670,414		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,674,643	2,674,643		—	—
BofA Securities, Inc.	1,133,697	1,133,697		—	—
Credit Suisse Securities (USA) LLC	222,624	222,624		—	—
Deutsche Bank Securities Inc.	4,911	4,911		—	—
Goldman Sachs & Co.	4,818,920	4,818,920		—	—
Jefferies LLC	106,260	106,260		—	—
JPMorgan Securities LLC	2,563,924	2,563,924		—	—
National Financial Services LLC	125,504	125,504		—	—
Scotia Capital (USA) Inc.	155,115	155,115		—	—
SG Americas Securities LLC	769,752	769,752		—	—
State Street Bank & Trust Company	726,390	726,390		—	—
UBS AG	10,094,744	10,094,744		—	—
UBS Securities LLC	4,192,413	4,192,413		—	—
Virtu Americas LLC	632,880	632,880		—	—
Wells Fargo Securities LLC	959,627	959,627		—	—

	$32,851,818	$32,851,818		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Technology
Barclays Bank PLC	$84,266	$84,266		$—	$—
Barclays Capital Inc.	1,286,544	1,286,544		—	—
BMO Capital Markets	119,570	119,570		—	—
BNP Paribas Prime Brokerage International Ltd.	268,726	268,726		—	—
BNP Paribas Securities Corp.	650,822	650,822		—	—
Citigroup Global Markets Inc.	15,723,049	15,723,049		—	—
Credit Suisse Securities (USA) LLC	2,255,597	2,255,597		—	—
Deutsche Bank Securities Inc.	475,202	475,202		—	—
Goldman Sachs & Co.	11,242,928	11,242,928		—	—
JPMorgan Securities LLC	34,291,981	34,291,981		—	—
Morgan Stanley & Co. LLC	144,255	144,255		—	—
Nomura Securities International Inc.	21,661,728	21,661,728		—	—
Scotia Capital (USA) Inc.	9,307,361	9,307,361		—	—
SG Americas Securities LLC	616,968	616,968		—	—
TD Prime Services LLC	3,563,727	3,563,727		—	—
UBS AG	3,413,602	3,413,602		—	—
UBS Securities LLC	8,957,588	8,957,588		—	—
Virtu Americas LLC	313,334	313,334		—	—
Wells Fargo Securities LLC	96,985	96,985		—	—

	$114,474,233	$114,474,233		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Dow Jones U.S. ETF, BFA is entitled to an annual investment advisory fee of 0.20%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each of the iShares Transportation Average, iShares U.S. Energy, iShares U.S. Healthcare, iShares U.S. Technology and iShares U.S. Utilities ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Dow Jones U.S	$37,606
Transportation Average	62,743
U.S. Energy	12,195
U.S. Healthcare	51,306
U.S. Technology	154,951
U.S. Utilities	1,555

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements  (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Dow Jones U.S.	$8,039,825	$5,797,691	$(1,652,841)
U.S. Energy	6,476,816	2,883,078	(2,478,492)
U.S. Healthcare	28,871,345	20,744,451	(3,249,183)
U.S. Technology	346,233,328	236,624,079	(13,554,731)
U.S. Utilities	6,804,005	11,034,453	(4,018,615)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Dow Jones U.S.	$58,306,190	$59,549,094
Transportation Average	978,826,654	976,604,974
U.S. Energy	112,230,625	106,598,647
U.S. Healthcare	151,201,354	154,523,652
U.S. Technology	721,268,250	719,935,149
U.S. Utilities	43,949,522	42,524,889

For the year ended April 30, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Dow Jones U.S.	$34,181,640	$99,720,926
Transportation Average	2,064,916,483	1,034,191,179
U.S. Energy	1,849,982,606	394,351,390
U.S. Healthcare	370,274,256	760,756,593
U.S. Technology	1,214,309,218	1,604,588,833
U.S. Utilities	109,886,259	283,844,216

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

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Notes to Financial Statements  (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Dow Jones U.S.	$62,224,785	$(62,224,785)
Transportation Average	119,776,906	(119,776,906)
U.S. Energy	23,837,078	(23,837,078)
U.S. Healthcare	225,032,869	(225,032,869)
U.S. Technology	920,607,828	(920,607,828)
U.S. Utilities	25,604,943	(25,604,943)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20

Dow Jones U.S.
Ordinary income	$19,374,122	$23,902,996

Transportation Average
Ordinary income	$11,445,745	$ 7,125,758

U.S. Energy
Ordinary income	$24,408,521	$39,698,179

U.S. Healthcare
Ordinary income	$29,705,083	$26,826,547

U.S. Technology
Ordinary income	$30,897,304	$40,824,092

U.S. Utilities
Ordinary income	$23,625,593	$26,169,725

As of April 30, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Dow Jones U.S.	$551,967	$(23,727,408)	$865,964,770		$842,789,329
Transportation Average	—	(35,544,075)	371,718,585		336,174,510
U.S. Energy	—	(203,633,929)	(209,272,636)		(412,906,565)
U.S. Healthcare	2,271,930	(90,834,480)	511,402,093		422,839,543
U.S. Technology	—	(52,753,889)	3,179,239,714		3,126,485,825
U.S. Utilities	—	(45,910,325)	19,571,708		(26,338,617)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and the characterization of corporate actions.

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Dow Jones U.S.	$763,331,101	$895,312,991	$(29,348,221)	$865,964,770
Transportation Average	1,789,798,806	371,718,585	—	371,718,585
U.S. Energy	2,310,959,589	22,372,181	(231,644,817)	(209,272,636)
U.S. Healthcare	2,085,612,465	591,772,685	(80,370,592)	511,402,093
U.S. Technology	4,201,586,379	3,223,848,590	(44,608,876)	3,179,239,714
U.S. Utilities	802,321,804	60,224,917	(40,653,209)	19,571,708

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/21			Year Ended 04/30/20

iShares ETF	Shares		Amount	Shares		Amount

Dow Jones U.S.
Shares sold	350,000	(a)	$34,300,344	700,000	(a)	$45,960,610
Shares redeemed	(1,200,000	)(a)	(100,050,090)	(1,400,000	)(a)	(101,296,306)

Net decrease	(850,000)		$(65,749,746)	(700,000)		$(55,335,696)

Transportation Average
Shares sold	10,000,000		$2,071,869,906	9,150,000		$1,664,349,137
Shares redeemed	(5,100,000)		(1,037,036,866)	(9,050,000)		(1,674,852,885)

Net increase (decrease)	4,900,000		$1,034,833,040	100,000		$(10,503,748)

U.S. Energy
Shares sold	76,000,000		$1,857,056,842	11,000,000		$215,445,547
Shares redeemed	(19,250,000)		(396,746,065)	(10,050,000)		(261,637,556)

Net increase (decrease)	56,750,000		$1,460,310,777	950,000		$(46,192,009)

U.S. Healthcare
Shares sold	1,650,000		$371,904,383	2,800,000		$572,958,479
Shares redeemed	(3,350,000)		(764,650,028)	(2,500,000)		(478,909,093)

Net increase (decrease)	(1,700,000)		$(392,745,645)	300,000		$94,049,386

U.S. Technology
Shares sold	16,200,000	(b)	$1,217,516,386	16,600,000	(b)	$884,213,107
Shares redeemed	(21,150,000	)(b)	(1,607,622,674)	(17,600,000	)(b)	(922,623,445)

Net decrease	(4,950,000)		$(390,106,288)	(1,000,000)		$(38,410,338)

U.S. Utilities
Shares sold	1,450,000	(a)	$110,955,395	7,900,000	(a)	$627,020,099
Shares redeemed	(3,800,000	)(a)	(285,761,440)	(6,500,000	)(a)	(459,858,241)

Net increase (decrease)	(2,350,000)		$(174,806,045)	1,400,000		$167,161,858

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a stock split for the following Funds, effective after the close of trading on December 4, 2020, for the shareholders of record on December 2, 2020. The impact of the stock split was an increase in the number of shares outstanding, while decreasing the NAV per share, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock split.

iShares ETF	Forward Share Split

Dow Jones U.S.	2 for 1
U.S. Technology	4 for 1
U.S. Utilities	2 for 1

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Dow Jones U.S. ETF received proceeds of $118,354 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF,

iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and

iShares U.S. Utilities ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (six of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	67

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Dow Jones U.S.	100.00%
Transportation Average	100.00%
U.S. Energy	100.00%
U.S. Healthcare	100.00%
U.S. Technology	100.00%
U.S. Utilities	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Dividend Income

Dow Jones U.S.	$20,063,532
Transportation Average	15,283,537
U.S. Energy	26,189,115
U.S. Healthcare	37,267,934
U.S. Technology	55,137,303
U.S. Utilities	25,734,754

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Business Income

Dow Jones U.S.	$906,998

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Dow Jones U.S. ETF, iShares Transportation Average ETF, iShares U.S. Energy ETF, iShares U.S. Healthcare ETF, iShares U.S. Technology ETF and iShares U.S. Utilities ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	69

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Dow Jones U.S.(a)	$1.233316	$—	$0.020455	$1.253771	98%	—%	2%	100%
Transportation Average	1.884033	—	—	1.884033	100	—	—	100
U.S. Healthcare	2.910274	—	—	2.910274	100	—	—	100
U.S. Utilities	2.279019	—	—	2.279019	100	—	—	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of April 30, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	73

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-401-0421

APRIL 30, 2021

2021 Annual Report

iShares Trust

🌑	iShares MSCI KLD 400 Social ETF | DSI | NYSE Arca

🌑	iShares MSCI USA ESG Select ETF | SUSA | NYSE Arca

🌑	iShares U.S. Basic Materials ETF | IYM | NYSE Arca

🌑	iShares U.S. Consumer Goods ETF | IYK | NYSE Arca

🌑	iShares U.S. Consumer Services ETF | IYC | NYSE Arca

🌑	iShares U.S. Financial Services ETF | IYG | NYSE Arca

🌑	iShares U.S. Financials ETF | IYF | NYSE Arca

🌑	iShares U.S. Industrials ETF | IYJ | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 50.92%. The reporting period began amid significant uncertainty surrounding the coronavirus pandemic. However, equity prices continued to recover from the multi-year low reached in March 2020, as the federal government took measures to adapt to the economic and public health impact of COVID-19. Optimism about vaccines and an improved growth outlook for the economy led to further advances, and stocks surpassed pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread led to extensive job losses, and the unemployment rate rose quickly, standing at 13.3% in May 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals received direct payments near the beginning of the reporting period as part of the U.S. $2.2 trillion CARES Act, and Congress eased rules around loans to businesses that kept employees on payroll. As lockdowns eased, unemployment began to decline, decreasing substantially between May 2020 and December 2020 before largely leveling off, albeit at a still-elevated rate compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth continued at a slower pace thereafter, rising by an annualized 4.3% in the fourth quarter of 2020 and 6.4% in the first quarter of 2021.

In addition to the growing economy, news that several vaccines under development showed high effectiveness rates boosted stocks in November 2020. Swift implementation of the subsequent vaccination program, with more than 40% of Americans receiving at least one dose by the end of the reporting period, buoyed investor optimism. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities.

Pent-up demand for consumer goods and rising household wealth led to a strong rebound in consumer spending, which reached the highest level since the onset of the pandemic in the first quarter of 2021. However, higher spending combined with supply bottlenecks raised investors’ inflation expectations. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® MSCI KLD 400 Social ETF

Investment Objective

The iShares MSCI KLD 400 Social ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI KLD 400 Social Index (the “Index”). The index excludes companies involved in tobacco, alcohol, gambling, controversial weapons, civilian firearms, nuclear weapons, conventional weapons, nuclear power, adult entertainment and genetically modified organisms (GMOs). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	47.69%	17.71%	14.03%	47.69%	125.98%	271.82%
Fund Market	47.75	17.70	14.04	47.75	125.91	271.90
Index	48.06	18.14	14.53	48.06	130.11	288.27

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

	Actual			Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,293.30	$ 1.42		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	iShares® MSCI KLD 400 Social ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the coronavirus pandemic disrupted financial markets. For many investors, the public health threat from the virus underscored the importance of a financial reporting system that accounts for the larger effects of company behavior on global social and environmental well-being. Analysts viewed the November 2020 U.S. election results as paving the way for further investments in green infrastructure and environmentally sustainable projects. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL suspended enforcement of the rule during the review.

In this environment, the stocks of U.S. companies with positive ESG characteristics advanced notably for the reporting period. The information technology sector contributed the most to the Index’s return, led by the software and services industry. The industry benefited from the continued adoption of cloud computing, which can increase energy efficiency by centralizing data storage and processing.

The consumer discretionary sector was another source of strength, supported by a strong recovery in consumer spending, including rising sales of electric vehicles. Communication services stocks also gained, as growth in online advertising bolstered the interactive services and media industry.

In terms of relative performance, the Index underperformed the broader market, as represented by the MSCI USA Investable Market Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an ESG quality score that was 24.3% higher than the broader market and had 32.5% less exposure to carbon-intensive companies. The Index held overweight positions in the information technology and communication services sectors and underweight positions in the healthcare and financials sectors. Security selection in the healthcare sector and positioning in the financials sector were the largest detractors from the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	32.0%
Consumer Discretionary	11.8
Communication Services	10.9
Health Care	10.0
Industrials	9.4
Financials	8.7
Consumer Staples	7.1
Materials	3.2
Real Estate	3.2
Energy	2.0
Utilities	1.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	9.4%
Alphabet Inc., Class C	3.7
Alphabet Inc., Class A	3.7
Tesla Inc.	2.8
Visa Inc., Class A	2.0
NVIDIA Corp.	1.9
Home Depot Inc. (The)	1.8
Mastercard Inc., Class A	1.8
Walt Disney Co. (The)	1.7
Procter & Gamble Co. (The)	1.7

(a)	Excludes money market funds.

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Fund Summary as of April 30, 2021	iShares® MSCI USA ESG Select ETF

Investment Objective

The iShares MSCI USA ESG Select ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA Extended ESG Select Index (the “Index”). The index further excludes companies whose primary revenue is derived from alcohol, gambling, nuclear power, conventional and controversial weapons and civilian firearms. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	51.29%	18.50%	13.73%	51.29%	133.65%	262.05%
Fund Market	51.47	18.51	13.74	51.47	133.77	262.47
Index	51.68	18.93	14.22	51.68	137.89	277.99

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,283.20	$ 1.42		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	iShares® MSCI USA ESG Select ETF

Portfolio Management Commentary

Investor interest in the environmental, social, and governance (“ESG”) attributes of companies continued to grow during the reporting period, even as the pandemic disrupted financial markets. For many investors, the public health threat underscored the importance of a financial reporting system that accounts for the effects of company behavior on global social and environmental well-being. Analysts viewed the November 2020 U.S. election results as paving the way for further investments in green infrastructure and environmentally sustainable projects. The new administration also began to review for possible reversal of a U.S. Department of Labor (“DOL”) rule that would curb investment in ESG products, and the DOL suspended enforcement of the rule during the review.

The stocks of U.S. companies with positive ESG characteristics advanced notably for the reporting period. The information technology sector contributed the most to the Index’s return, led by the software and services industry. The industry benefited from continued adoption of cloud computing, which can increase energy efficiency by centralizing data storage and processing. The technology hardware, storage, and peripherals industry also gained as a sharp increase in at-home work and school boosted demand for computers, mobile devices, and technology services. The industrials sector further contributed to the Index’s performance amid strong demand recovery for industrial goods and building products. Consumer discretionary stocks also advanced, supported by strong sales of electric vehicles, and in the financials sector, capital markets companies benefited from increased assets under management.

In terms of relative performance, the Index outperformed the broader market, as represented by the MSCI USA Index. Relative to the broader market, the ESG selection process leads to relatively minor overweight and underweight positions in stocks with higher or lower ESG characteristics, respectively. Consequently, the Index achieved an ESG quality score that was 37.0% higher than the broader market and had 44.1% less exposure to carbon intensive companies. The Index was overweight in the information technology and industrials sectors and underweight in the consumer discretionary and communication services sectors. Positioning in the information technology and industrials sectors drove the Index’s relative performance.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	30.2%
Health Care	12.2
Financials	10.8
Communication Services	10.0
Industrials	9.5
Consumer Discretionary	9.1
Consumer Staples	6.9
Real Estate	3.4
Utilities	2.9
Materials	2.7
Energy	2.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	4.9%
Apple Inc.	4.7
Alphabet Inc., Class A	2.7
Facebook Inc., Class A	1.9
Home Depot Inc. (The)	1.9
BlackRock Inc.	1.6
NVIDIA Corp.	1.6
Tesla Inc.	1.6
Alphabet Inc., Class C	1.5
Accenture PLC, Class A	1.5

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Basic Materials ETF

Investment Objective

The iShares U.S. Basic Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the basic materials sector, as represented by the Dow Jones U.S. Basic Materials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	63.81%	12.96%	6.49%	63.81%	83.91%	87.58%
Fund Market	63.88	12.95	6.50	63.88	83.88	87.63
Index	64.35	13.39	6.92	64.35	87.43	95.32

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,358.00	$ 2.34		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Basic Materials ETF

Portfolio Management Commentary

Stocks of U.S. basic materials companies gained sharply during the reporting period, as the economy began to rebound from the impacts of the coronavirus pandemic. Materials companies often advance during the early stages of economic expansion, when confidence in the market returns and consumer and corporate spending increase.

The chemicals industry contributed the most to the Index’s return. Specialty chemicals companies advanced, bolstered by a surge in U.S. residential construction along with higher sales to China, which helped drive the industry’s solid earnings growth. Higher demand for inputs used in manufacturing semiconductors and smartphones and a recovery in automotive markets also boosted profits. Makers of specialty materials and coatings helped power the industry’s growth, raising dividends and pursuing notable acquisitions as the impacts from the pandemic lessened.

Manufacturers of industrial gases were significant contributors to the Index’s performance as a global effort to reduce carbon emissions elevated demand for hydrogen, which is derived from natural gas. Announcements of partnerships with Chinese power producers to develop green hydrogen also drove the industry’s contribution. In addition, strong growth in new contracts helped industrial gas companies weather the pandemic. Commodity chemicals makers were another source of strength, amid a more favorable economic environment. Lower cost assets drove growth in free cash flow, leading to solid dividend payouts, further supporting the industry. Fertilizers and agricultural chemicals stocks were buoyed by an increase in agricultural commodities prices.

The metals and mining industry also contributed to the Index’s return as the price of copper rose to a nearly 10-year high. Copper mining companies benefited from rising industrial demand amid a broadening economic recovery, along with ongoing supply constraints.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Chemicals	79.3%
Metals & Mining	20.7

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Linde PLC	18.2%
Air Products & Chemicals Inc.	7.8
Ecolab Inc.	6.8
Freeport-McMoRan Inc.	6.7
Newmont Corp.	6.1
DuPont de Nemours Inc.	4.9
PPG Industries Inc.	4.9
Dow Inc.	4.8
Corteva Inc.	4.5
International Flavors & Fragrances Inc.	4.3

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Consumer Goods ETF

Investment Objective

The iShares U.S. Consumer Goods ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer goods sector, as represented by the Dow Jones U.S. Consumer Goods IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	54.87%	12.64%	12.54%	54.87%	81.29%	225.85%
Fund Market	54.89	12.63	12.53	54.89	81.24	225.72
Index	55.55	13.10	13.03	55.55	85.08	240.22

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,266.50	$ 2.25		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Consumer Goods ETF

Portfolio Management Commentary

U.S. consumer goods stocks advanced strongly for the reporting period amid economic adjustments that drove demand as pandemic conditions persisted. Consumer discretionary stocks contributed the most to the Index’s return, particularly in the automobile manufacturing industry. Companies building self-driving and electrified vehicles advanced amid increased electric vehicle adoption and investor interest in the industry. Regulatory credits issued for green products also supported gains of electric-car makers. Higher sales positively impacted automobile manufacturers, although price reductions on some models slightly offset those advances. Traditional automakers also contributed amid investment in electric vehicles for commercial customers like delivery services and in electric cargo vans and pickup trucks for the retail market.

Within the consumer discretionary sector, consumer durables and apparel stocks, particularly in the textiles, apparel, and luxury goods industry, bolstered the Index’s return. New product releases and a move toward e-commerce helped sneaker firms navigate the pandemic-induced economic downturn. Companies that make athleisure wear advanced as consumers invested in stay-at-home wardrobes. Household durables companies were also solid performers. Housing shortages and continued work-from-home trends drove gains of homebuilding companies.

The consumer staples sector contributed to the Index’s performance, as consumers continued to stock up on essentials during the pandemic. Food, beverage, and tobacco companies drove the sector’s advance. Beverages companies and their distributors adapted to changing consumption trends as consumers staying at home increasingly bought soft drinks from supermarkets instead of restaurants. Higher snack food purchases and meat price increases driven by supply shortages bolstered returns for packaged foods and meats companies, which also expanded to meet increasing consumer demand for plant-based proteins. Household products like toilet paper, sanitizer, and detergent were high on shopping lists, which benefited household and personal products companies.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Food, Beverage & Tobacco	36.1%
Automobiles & Components	23.1
Household & Personal Products	17.5
Consumer Durables & Apparel	16.2
Media & Entertainment	4.5
Retailing	1.1
Capital Goods	1.0
Food & Staples Retailing	0.5

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Tesla Inc.	16.7%
Procter & Gamble Co. (The)	10.1
Coca-Cola Co. (The)	6.4
PepsiCo Inc.	6.1
Nike Inc., Class B	5.2
Philip Morris International Inc.	4.5
Altria Group Inc.	2.7
Mondelez International Inc., Class A	2.6
General Motors Co.	2.2
Estee Lauder Companies Inc. (The), Class A	2.2

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Consumer Services ETF

Investment Objective

The iShares U.S. Consumer Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the consumer services sector, as represented by the Dow Jones U.S. Consumer Services Capped (TR) IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	53.48%	17.75%	16.72%	53.48%	126.32%	369.12%
Fund Market	53.53	17.74	16.71	53.53	126.30	369.05
Index	54.12	18.26	17.23	54.12	131.31	390.11

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Consumer Services Total Return Index. Index performance beginning on June 24, 2019 reflects the performance of the Dow Jones U.S. Consumer Services Capped (TR) IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,290.50	$ 2.27		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Consumer Services ETF

Portfolio Management Commentary

Consumer services stocks in the U.S. rose strongly for the reporting period, as more time at home during the coronavirus pandemic led to higher spending on household goods and services. Consumer discretionary stocks contributed the most to the Index’s return, led by the retailing industry. Homebound consumers turned to remodeling and redecoration projects to make use of their time and money, which drove significant growth in revenue and profit for home improvement retailers. Rising home values enabled homeowners to take home equity loans to fund new projects, and low interest rates for mortgages drove suburban home sales. Professional builders also drove revenue gains as businesses embarked on projects to stay open amid social distancing requirements.

Internet and direct marketing retailers also bolstered the Index’s return, as online purchases increased amid pandemic-related restrictions. Despite higher shipping and fulfilment costs, online retailers posted record profits during a time when many brick-and-mortar stores were closed for in-person business.

Within the consumer services industry, restaurants were a source of strength. With social distancing restrictions sharply limiting indoor dining options, drive-through and takeout became the primary revenue drivers for restaurants. Fast-food chains expanded delivery ranges and capitalized on their customers’ preferences.

The communication services sector also contributed to the Index’s performance, particularly media and entertainment stocks. Cable and satellite companies led the media industry’s advance. Consumers stuck at home made greater use of high-speed internet, which drove higher subscriptions for providers. Companies providing on-demand streaming content, including first-release movies and television shows, also surged. The market for streaming services grew sharply as consumers had fewer entertainment choices, and both new entrants and veterans benefited from demand growth during stay-at-home orders.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Retailing	35.2%
Media & Entertainment	25.4
Consumer Services	20.5
Food & Staples Retailing	11.2
Transportation	4.9
Commercial & Professional Services	1.9
Other (each representing less than 1%)	0.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Amazon.com Inc.	10.7%
Walt Disney Co. (The)	7.3
Home Depot Inc. (The)	5.2
Walmart Inc.	4.5
Netflix Inc.	4.3
Comcast Corp., Class A	4.2
McDonald’s Corp.	4.1
Costco Wholesale Corp.	3.8
Lowe’s Companies Inc.	3.3
Starbucks Corp.	3.1

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Financial Services ETF

Investment Objective

The iShares U.S. Financial Services ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financial services sector, as represented by the Dow Jones U.S. Financial Services IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	61.14%	18.39%	13.83%	61.14%	132.59%	265.34%
Fund Market	61.27	18.39	13.84	61.27	132.59	265.54
Index	61.70	18.89	14.32	61.70	137.56	281.23

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,542.40	$ 2.52		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Financial Services ETF

Portfolio Management Commentary

U.S. financial services stocks rose robustly during the reporting period. Amid coronavirus pandemic-related economic disruptions early in the reporting period, capital markets experienced historic volatility, driving higher revenues from increased trading, especially in fixed income, currency, and commodities. Rising equity markets, massive fiscal and monetary stimulus, and optimism about the U.S. economic recovery drove expectations for stronger earnings growth for banks. In particular, the Fed’s backstop of credit markets just prior to the reporting period assuaged fears of insolvency.

Banks were largest contributor to the Index’s return, benefiting from an increase in bond yields toward the end of the reporting period. The widening spread between shorter and longer-term interest rates helped banks because their profits are often driven by borrowing at short-term interest rates and lending at longer-term interest rates. Optimism about a strong economic recovery allowed banks to reduce loan loss reserves, bolstering earnings. Investor optimism about the new administration’s plans for stimulus spending, further aided bank stocks.

The diversified financials industry was a strong contributor to the Index’s return. Investment banks’ operating expenses declined, and revenues rose amid strength in equities trading and initial public offerings, particularly in the information technology and healthcare sectors. Both the U.S. government and corporations issued record levels of debt to lessen the economic effects of the pandemic, boosting investment banks’ revenue from underwriting fees.

The software and services industry also contributed to the Index’s performance. Within the industry, IT services companies that process cashless transactions benefited from consumers’ increased use of contactless payment services instead of cash amid the coronavirus pandemic. Investors were also optimistic that rising international travel bookings would increase fees collected for international transactions.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Banks	43.5%
Diversified Financials	38.1
Software & Services	18.1
Insurance	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

JPMorgan Chase & Co.	11.6%
Visa Inc., Class A	9.8
Mastercard Inc., Class A	8.3
Bank of America Corp.	7.6
Wells Fargo & Co.	4.6
Citigroup Inc.	3.7
Morgan Stanley	3.1
Goldman Sachs Group Inc. (The)	3.0
BlackRock Inc.	2.9
Charles Schwab Corp. (The)	2.6

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Financials ETF

Investment Objective

The iShares U.S. Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the financials sector, as represented by the Dow Jones U.S. Financials Capped (TR) IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	52.80%	15.08%	12.32%	52.80%	101.80%	219.55%
Fund Market	52.93	15.09	12.32	52.93	101.90	219.70
Index	53.40	15.54	12.78	53.40	105.89	233.03

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through June 23, 2019 reflects the performance of the Dow Jones U.S. Financials Total Return Index. Index performance beginning on June 24, 2019 reflects the performance of the Dow Jones U.S. Financials Capped (TR) IndexTM.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,454.20	$ 2.43		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Financials ETF

Portfolio Management Commentary

U.S. financial services stocks rose robustly during the reporting period. Amid the economic disruptions due to the coronavirus pandemic, capital markets experienced historic volatility, driving higher revenues from increased trading, especially in fixed income, currency, and commodities. Rising equity markets, massive fiscal and monetary stimulus, and optimism about the U.S. economic recovery drove expectations of stronger earnings growth for banks. In particular, the Fed’s backstop of credit markets just prior to the reporting period assuaged fears of insolvency.

The diversified financials industry contributed the most to the Index’s return. Investment banks’ operating expenses declined, and revenues rose due to strength in equities trading and initial public offerings, particularly in the information technology and healthcare sectors. Both the U.S. government and corporations issued record levels of debt to lessen the economic effects of the pandemic, boosting investment banks’ revenue from underwriting fees. The multi-sector holdings industry’s exposure to banks and the information technology sector also contributed to the Index’s return.

Banks contributed strongly to the Index’s return, benefiting from rising bond yields toward the end of the reporting period. The widening spread between shorter and longer-term interest rates helped banks because their profits are often driven by borrowing at short-term interest rates and lending at longer-term interest rates. Optimism about a strong economic recovery allowed banks to reduce loan loss reserves, bolstering earnings. Investor optimism about the new administration’s plans for stimulus spending further aided banks.

The real estate industry also bolstered the Index’s return, benefiting from an increased demand for self-storage, which led to higher occupancy rates amid pandemic-related moves. The insurance industry also contributed to the Index’s performance as margins and sales recovered. Favorable court decisions in business-interruption disputes helped mitigate losses from the pandemic.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Diversified Financials	31.6%
Banks	26.2
Real Estate	18.7
Insurance	12.9
Software & Services	10.1
Commercial & Professional Services	0.5

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Berkshire Hathaway Inc., Class B	7.8%
JPMorgan Chase & Co.	7.0
Visa Inc., Class A	5.9
Bank of America Corp.	4.6
Mastercard Inc., Class A	4.2
Wells Fargo & Co.	2.8
Citigroup Inc.	2.2
Morgan Stanley	1.9
Goldman Sachs Group Inc. (The)	1.8
BlackRock Inc.	1.7

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Industrials ETF

Investment Objective

The iShares U.S. Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities in the industrials sector, as represented by the Dow Jones U.S. Industrials IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	61.51%	16.75%	13.31%	61.51%	116.94%	248.87%
Fund Market	61.70	16.77	13.32	61.70	117.08	249.04
Index	62.17	17.26	13.81	62.17	121.69	264.44

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 21 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,349.10	$ 2.33		$ 1,000.00	$ 1,022.80	$ 2.01		0.40%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 21 for more information.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Industrials ETF

Portfolio Management Commentary

Stocks of U.S. industrials companies advanced strongly for the reporting period, as the U.S. lifted coronavirus-driven factory lockdowns, expanded fiscal stimulus, and rolled out wide-scale vaccination programs. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years.

The capital goods industry, which includes manufacturers of heavy equipment and machinery, was the primary source of strength amid a rebound in industrial production from the lowest levels since the financial crisis. Strong consumer demand for manufactured goods, including automobiles, helped support manufacturers. Machinery companies mitigated the effects of the pandemic through cost-cutting and service expansion, including the rapid adoption of digital technology that allows for remote monitoring of inventory and equipment in the field. Large industrial conglomerates reduced costs and retooled supply chains to offset lower sales. Companies also shifted production output rapidly in response to emerging needs, setting up new factories in weeks rather than months to meet demand for N95 masks and other personal protective equipment. U.S. aerospace and defense stocks gained amid investor optimism for a recovery in air travel and consumer spending.

The software and services industry was another important contributor to the Index’s performance, as companies turned to outsourced software solutions to engage with isolated consumers and employees. The pandemic also shifted consumer financial behavior by accelerating the adoption of e-commerce and digital transactions, including payments made with digital currencies. Usage and availability of in-store contactless payment options also increased during the reporting period.

The continued growth of e-commerce drove gains in transportation stocks, which contributed to the Index’s return. Increased consumer shipments and package deliveries boosted profit and revenue for air freight and logistics companies and led to growth in rail volumes.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Capital Goods	47.8%
Software & Services	20.9
Transportation	12.9
Commercial & Professional Services	6.7
Materials	6.0
Technology Hardware & Equipment	5.4
Pharmaceuticals, Biotechnology & Life Sciences	0.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

PayPal Holdings Inc.	6.2%
Accenture PLC, Class A	3.7
Honeywell International Inc.	3.1
Union Pacific Corp.	3.0
United Parcel Service Inc., Class B	2.9
Boeing Co. (The)	2.6
Raytheon Technologies Corp.	2.5
Caterpillar Inc.	2.5
Deere & Co.	2.3
General Electric Co.	2.3

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	21

Schedule of Investments April 30, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.0%
Spirit AeroSystems Holdings Inc., Class A	17,146	$783,401

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	21,946	2,130,518
Echo Global Logistics Inc.(a)	3,456	113,011
Expeditors International of Washington Inc.	27,315	3,000,826
United Parcel Service Inc., Class B	114,822	23,407,613

		28,651,968

Airlines — 0.1%
Delta Air Lines Inc.(a)	25,297	1,186,935
Southwest Airlines Co.	23,920	1,501,698

		2,688,633

Auto Components — 0.3%
Aptiv PLC(a)	43,315	6,232,595
Autoliv Inc.(a)	13,278	1,336,564
BorgWarner Inc.	39,540	1,920,853

		9,490,012

Automobiles — 2.8%
Harley-Davidson Inc.	24,387	1,179,599
Tesla Inc.(a)	121,742	86,368,645

		87,548,244

Banks — 1.9%
Bank of Hawaii Corp.	6,401	581,787
Cathay General Bancorp.	12,240	495,475
CIT Group Inc.	15,648	833,882
Citizens Financial Group Inc.	68,632	3,176,289
Comerica Inc.	22,319	1,677,496
First Republic Bank/CA	27,915	5,115,145
Heartland Financial USA Inc.	5,521	277,541
Huntington Bancshares Inc./OH	163,277	2,501,404
International Bancshares Corp.	8,739	414,141
KeyCorp.	157,428	3,425,633
M&T Bank Corp.	20,608	3,249,675
Old National Bancorp./IN	23,338	441,088
People’s United Financial Inc.	68,889	1,248,958
PNC Financial Services Group Inc. (The)	68,022	12,716,713
Regions Financial Corp.	153,705	3,350,769
SVB Financial Group(a)	8,304	4,748,476
Truist Financial Corp.	216,183	12,821,814
Umpqua Holdings Corp.	35,140	655,010
Zions Bancorp. NA	26,153	1,459,337

		59,190,633

Beverages — 2.3%
Coca-Cola Co. (The)	655,416	35,379,355
Keurig Dr Pepper Inc.	90,802	3,255,252
PepsiCo Inc.	221,861	31,983,482

		70,618,089

Biotechnology — 2.7%
AbbVie Inc.	283,430	31,602,445
Amgen Inc.	93,461	22,396,994
Biogen Inc.(a)	24,700	6,603,051
BioMarin Pharmaceutical Inc.(a)	29,231	2,277,680
Gilead Sciences Inc.	201,241	12,772,766
Vertex Pharmaceuticals Inc.(a)	41,696	9,098,067

		84,751,003

Building Products — 0.9%
A O Smith Corp.	21,581	1,462,113

Security	Shares	Value

Building Products (continued)
Allegion PLC	14,822	$1,991,780
Builders FirstSource Inc.(a)	31,263	1,521,570
Fortune Brands Home & Security Inc.	22,335	2,344,728
Johnson Controls International PLC	116,181	7,242,723
Lennox International Inc.	5,541	1,858,119
Masco Corp.	42,160	2,693,181
Owens Corning	17,531	1,697,176
Trane Technologies PLC	38,485	6,689,848

		27,501,238

Capital Markets — 3.7%
Ameriprise Financial Inc.	18,920	4,888,928
Bank of New York Mellon Corp. (The)	127,877	6,378,505
BlackRock Inc.(b)	24,485	20,060,560
Charles Schwab Corp. (The)	245,597	17,290,029
CME Group Inc.	57,655	11,645,733
FactSet Research Systems Inc.	6,066	2,039,510
Franklin Resources Inc.	48,598	1,457,940
Intercontinental Exchange Inc.	90,109	10,606,730
Invesco Ltd.	63,128	1,704,456
Moody’s Corp.	27,183	8,880,958
Northern Trust Corp.	31,684	3,605,639
S&P Global Inc.	38,627	15,079,595
State Street Corp.	56,584	4,750,227
T Rowe Price Group Inc.	36,343	6,512,666

		114,901,476

Chemicals — 2.4%
Air Products & Chemicals Inc.	35,507	10,243,059
Albemarle Corp.	18,468	3,105,764
Axalta Coating Systems Ltd.(a)	34,347	1,095,326
Ecolab Inc.	41,290	9,253,915
HB Fuller Co.	8,510	568,638
International Flavors & Fragrances Inc.	35,891	5,102,623
Linde PLC	84,262	24,085,450
Minerals Technologies Inc.	5,526	431,802
Mosaic Co. (The)	57,906	2,037,133
PPG Industries Inc.	37,849	6,481,263
Sherwin-Williams Co. (The)	39,351	10,777,058

		73,182,031

Commercial Services & Supplies — 0.2%
ACCO Brands Corp.	13,535	116,130
Copart Inc.(a)	34,181	4,255,876
Deluxe Corp.	6,510	286,570
HNI Corp.	7,156	302,985
Interface Inc.	10,152	130,352
Knoll Inc.	8,544	204,202
Steelcase Inc., Class A	12,717	175,495
Tetra Tech Inc.	8,541	1,090,088

		6,561,698

Communications Equipment — 1.4%
Cisco Systems Inc.	678,367	34,535,664
CommScope Holding Co. Inc.(a)	32,319	531,648
F5 Networks Inc.(a)	9,849	1,839,399
Motorola Solutions Inc.	27,187	5,119,312
Plantronics Inc.(a)	5,653	226,063

		42,252,086

Construction & Engineering — 0.1%
EMCOR Group Inc.	8,706	1,042,979
Granite Construction Inc.	7,834	298,475

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services Inc.	22,346	$2,159,518

		3,500,972

Consumer Finance — 0.6%
Ally Financial Inc.	59,974	3,085,662
American Express Co.	109,876	16,849,485

		19,935,147

Containers & Packaging — 0.4%
Amcor PLC	252,945	2,972,104
Avery Dennison Corp.	13,352	2,859,598
Ball Corp.	52,613	4,926,681
Sealed Air Corp.	25,110	1,240,434
Sonoco Products Co.	16,341	1,069,682

		13,068,499

Distributors — 0.2%
LKQ Corp.(a)	46,507	2,172,342
Pool Corp.	6,473	2,734,972

		4,907,314

Diversified Financial Services — 0.1%
Equitable Holdings Inc.	63,803	2,183,977
Voya Financial Inc.	20,464	1,387,868

		3,571,845

Diversified Telecommunication Services — 1.4%
Liberty Global PLC, Class A(a)	26,365	709,218
Liberty Global PLC, Class C, NVS(a)	59,357	1,606,200
Lumen Technologies Inc.	150,489	1,930,774
Verizon Communications Inc.	664,330	38,391,631

		42,637,823

Electric Utilities — 0.5%
Alliant Energy Corp.	39,888	2,240,509
Eversource Energy	54,876	4,731,408
FirstEnergy Corp.	86,977	3,298,168
OGE Energy Corp.	32,487	1,090,264
PPL Corp.	123,799	3,606,265

		14,966,614

Electrical Equipment — 0.5%
Acuity Brands Inc.	5,924	1,099,021
Eaton Corp. PLC	63,985	9,145,376
Rockwell Automation Inc.	18,617	4,919,728
Sensata Technologies Holding PLC(a)	25,043	1,445,983

		16,610,108

Electronic Equipment, Instruments & Components — 0.9%
Cognex Corp.	27,984	2,409,982
Corning Inc.	122,381	5,410,464
Flex Ltd.(a)	80,857	1,406,912
Itron Inc.(a)	6,299	566,532
Keysight Technologies Inc.(a)(c)	29,726	4,290,948
TE Connectivity Ltd.	53,182	7,151,384
Trimble Inc.(a)	40,090	3,287,380
Zebra Technologies Corp., Class A(a)	8,564	4,177,005

		28,700,607

Energy Equipment & Services — 0.3%
Baker Hughes Co.	110,065	2,210,105
Core Laboratories NV	7,442	209,716
NOV Inc.	61,432	918,408
Schlumberger Ltd.	223,980	6,058,659
TechnipFMC PLC	69,792	516,461

		9,913,349

Security	Shares	Value

Entertainment — 2.0%
Electronic Arts Inc.	46,485	$6,604,589
Walt Disney Co. (The)(a)	290,655	54,067,643

		60,672,232

Equity Real Estate Investment Trusts (REITs) — 2.9%
American Tower Corp.	71,315	18,168,923
AvalonBay Communities Inc.	22,408	4,302,336
Boston Properties Inc.	23,605	2,581,207
Corporate Office Properties Trust	16,942	475,054
Digital Realty Trust Inc.	44,963	6,938,240
Duke Realty Corp.	59,829	2,783,245
Equinix Inc.	14,285	10,296,057
Equity Residential	59,608	4,424,702
Federal Realty Investment Trust	11,669	1,316,730
Healthpeak Properties Inc.	86,432	2,968,075
Host Hotels & Resorts Inc.	112,745	2,047,449
Iron Mountain Inc.	46,573	1,868,509
Macerich Co. (The)	16,608	229,024
PotlatchDeltic Corp.	10,764	638,951
Prologis Inc.	118,809	13,844,813
SBA Communications Corp.	17,827	5,343,108
Simon Property Group Inc.	52,695	6,415,089
UDR Inc.	47,141	2,189,699
Weyerhaeuser Co.	120,014	4,652,943

		91,484,154

Food & Staples Retailing — 0.4%
Kroger Co. (The)	124,259	4,540,424
Sysco Corp.	77,659	6,580,047
United Natural Foods Inc.(a)(c)	9,144	337,048

		11,457,519

Food Products — 1.7%
Archer-Daniels-Midland Co.	89,343	5,640,224
Bunge Ltd.	22,502	1,899,619
Campbell Soup Co.	28,843	1,377,253
Conagra Brands Inc.	78,396	2,907,708
Darling Ingredients Inc.(a)	26,032	1,807,922
General Mills Inc.	98,306	5,982,903
Hain Celestial Group Inc. (The)(a)	12,837	526,445
Hormel Foods Corp.	47,800	2,208,360
Ingredion Inc.	10,645	994,349
JM Smucker Co. (The)	18,286	2,395,283
Kellogg Co.	41,211	2,572,391
Kraft Heinz Co. (The)	108,266	4,470,303
Lamb Weston Holdings Inc.	23,319	1,877,180
McCormick & Co. Inc./MD, NVS	39,818	3,597,954
Mondelez International Inc., Class A	229,650	13,965,017

		52,222,911

Gas Utilities — 0.1%
Atmos Energy Corp.	20,202	2,092,725
New Jersey Resources Corp.	15,508	650,561
Northwest Natural Holding Co.	4,847	261,350
UGI Corp.	33,780	1,476,524

		4,481,160

Health Care Equipment & Supplies — 2.0%
ABIOMED Inc.(a)	7,280	2,334,914
Align Technology Inc.(a)	12,043	7,171,968
Becton Dickinson and Co.	46,589	11,591,809
Cooper Companies Inc. (The)	8,590	3,529,545
DENTSPLY SIRONA Inc.	34,949	2,359,407
DexCom Inc.(a)(c)	15,426	5,955,979

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Edwards Lifesciences Corp.(a)	99,925	$9,544,836
Hologic Inc.(a)	41,143	2,696,924
IDEXX Laboratories Inc.(a)	13,677	7,508,536
ResMed Inc.	23,200	4,360,904
West Pharmaceutical Services Inc.	11,896	3,908,074

		60,962,896

Health Care Providers & Services — 1.8%
AmerisourceBergen Corp.	24,491	2,958,513
Cardinal Health Inc.	46,924	2,831,394
Centene Corp.(a)	92,956	5,739,103
Cigna Corp.	57,999	14,442,331
DaVita Inc.(a)	12,575	1,465,365
HCA Healthcare Inc.	43,496	8,745,306
Henry Schein Inc.(a)	22,841	1,655,972
Humana Inc.	21,258	9,464,912
Laboratory Corp. of America Holdings(a)	15,672	4,166,714
MEDNAX Inc.(a)	13,953	367,243
Patterson Companies Inc.	13,505	434,051
Quest Diagnostics Inc.	21,661	2,856,653
Select Medical Holdings Corp.(a)	17,200	648,784

		55,776,341

Health Care Technology — 0.2%
Cerner Corp.	49,419	3,708,896
Teladoc Health Inc.(a)	18,611	3,207,606

		6,916,502

Hotels, Restaurants & Leisure — 3.0%
Aramark	36,870	1,433,137
Booking Holdings Inc.(a)(c)	6,574	16,212,010
Choice Hotels International Inc.	5,703	649,001
Darden Restaurants Inc.	20,878	3,063,220
Domino’s Pizza Inc.	6,349	2,681,437
Hilton Worldwide Holdings Inc.(a)	44,497	5,726,764
Jack in the Box Inc.	3,533	426,256
Marriott International Inc./MD, Class A(a)	44,218	6,567,257
McDonald’s Corp.	119,620	28,239,890
Royal Caribbean Cruises Ltd.	36,750	3,195,413
Starbucks Corp.	188,427	21,573,007
Vail Resorts Inc.	6,415	2,085,901

		91,853,293

Household Durables — 0.3%
Ethan Allen Interiors Inc.	3,950	113,405
Garmin Ltd.	23,005	3,157,206
La-Z-Boy Inc.	7,177	319,089
Meritage Homes Corp.(a)	6,036	642,170
Mohawk Industries Inc.(a)	9,642	1,981,431
Newell Brands Inc.	64,956	1,751,214
Whirlpool Corp.	10,072	2,381,524

		10,346,039

Household Products — 2.4%
Clorox Co. (The)	20,303	3,705,297
Colgate-Palmolive Co.	130,617	10,540,792
Kimberly-Clark Corp.	54,574	7,275,806
Procter & Gamble Co. (The)	398,078	53,111,567

		74,633,462

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	106,471	2,962,023
Ormat Technologies Inc.	7,085	512,954

		3,474,977

Security	Shares	Value

Industrial Conglomerates — 0.8%
3M Co.	92,602	$18,255,558
Roper Technologies Inc.	16,872	7,532,336

		25,787,894

Insurance — 2.3%
Allstate Corp. (The)	48,800	6,187,840
Arthur J Gallagher & Co.	30,843	4,470,693
Chubb Ltd.	72,403	12,423,631
Hartford Financial Services Group Inc. (The)	57,575	3,797,647
Lincoln National Corp.	30,936	1,983,926
Loews Corp.	39,695	2,212,996
Marsh & McLennan Companies Inc.	81,425	11,049,372
Principal Financial Group Inc.	44,077	2,815,198
Progressive Corp. (The)	94,070	9,476,612
Prudential Financial Inc.	63,582	6,381,090
Travelers Companies Inc. (The)	40,606	6,280,124
Willis Towers Watson PLC	20,655	5,346,753

		72,425,882

Interactive Media & Services — 7.3%
Alphabet Inc., Class A(a)	48,265	113,591,678
Alphabet Inc., Class C, NVS(a)	47,660	114,866,319

		228,457,997

IT Services — 7.8%
Accenture PLC, Class A	101,713	29,493,719
Automatic Data Processing Inc.	68,843	12,872,953
Cognizant Technology Solutions Corp., Class A	85,813	6,899,365
International Business Machines Corp.	143,050	20,295,934
Mastercard Inc., Class A	142,821	54,566,191
Okta Inc.(a)(c)	19,227	5,185,522
PayPal Holdings Inc.(a)	178,698	46,870,698
Visa Inc., Class A	271,696	63,457,318
Western Union Co. (The)	65,845	1,696,167

		241,337,867

Leisure Products — 0.1%
Callaway Golf Co.	14,703	425,652
Hasbro Inc.	20,806	2,069,157
Mattel Inc.(a)	55,720	1,195,751

		3,690,560

Life Sciences Tools & Services — 1.1%
Agilent Technologies Inc.	49,545	6,621,194
Bio-Techne Corp.	6,166	2,635,903
Illumina Inc.(a)	23,441	9,208,562
IQVIA Holdings Inc.(a)	30,837	7,237,136
Mettler-Toledo International Inc.(a)	3,821	5,018,196
Waters Corp.(a)	9,937	2,979,808

		33,700,799

Machinery — 3.1%
AGCO Corp.	10,153	1,481,526
Caterpillar Inc.	87,214	19,894,385
Cummins Inc.	23,715	5,977,129
Deere & Co.	47,795	17,724,776
Dover Corp.	23,206	3,462,103
Flowserve Corp.	20,622	817,456
Fortive Corp.	48,729	3,450,988
Graco Inc.	27,086	2,080,205
IDEX Corp.	12,160	2,726,272
Illinois Tool Works Inc.	50,839	11,716,356
Lincoln Electric Holdings Inc.	9,000	1,152,450
Meritor Inc.(a)	11,457	309,683

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Middleby Corp. (The)(a)	9,002	$1,632,243
PACCAR Inc.	55,609	4,998,137
Parker-Hannifin Corp.	20,635	6,475,469
Snap-on Inc.	8,269	1,964,714
Stanley Black & Decker Inc.	25,725	5,319,158
Tennant Co.	2,894	228,365
Timken Co. (The)	11,069	928,357
Westinghouse Air Brake Technologies Corp.	29,173	2,394,228
Xylem Inc./NY	28,949	3,203,207

		97,937,207

Media — 0.2%
Discovery Inc., Class A(a)	25,356	954,907
Discovery Inc., Class C, NVS(a)	49,432	1,597,148
John Wiley & Sons Inc., Class A	7,203	410,139
New York Times Co. (The), Class A	22,811	1,035,848
Omnicom Group Inc.	34,663	2,851,378
Scholastic Corp., NVS	4,909	148,890

		6,998,310

Metals & Mining — 0.4%
Compass Minerals International Inc.	5,655	384,088
Newmont Corp.	128,852	8,041,653
Nucor Corp.	48,543	3,993,147
Schnitzer Steel Industries Inc., Class A	4,115	194,269

		12,613,157

Multi-Utilities — 0.8%
Avista Corp.	10,981	505,345
CenterPoint Energy Inc.	87,824	2,150,810
CMS Energy Corp.	46,031	2,963,936
Consolidated Edison Inc.	53,894	4,171,934
MDU Resources Group Inc.	32,021	1,071,423
NiSource Inc.	61,995	1,613,110
Sempra Energy	46,424	6,386,550
WEC Energy Group Inc.	50,666	4,923,215

		23,786,323

Multiline Retail — 0.6%
Kohl’s Corp.	25,242	1,480,696
Nordstrom Inc.	17,356	636,618
Target Corp.	80,396	16,662,875

		18,780,189

Oil, Gas & Consumable Fuels — 1.7%
APA Corp.(c)	61,216	1,224,320
Cheniere Energy Inc.(a)	36,649	2,841,031
ConocoPhillips	217,556	11,125,814
Devon Energy Corp.	97,243	2,273,541
EQT Corp.(a)	44,228	844,755
Hess Corp.	44,204	3,293,640
Marathon Oil Corp.	125,888	1,417,499
Marathon Petroleum Corp.	104,260	5,802,069
Occidental Petroleum Corp.	150,054	3,805,369
ONEOK Inc.	71,118	3,722,316
Phillips 66	70,231	5,682,390
Pioneer Natural Resources Co.	33,013	5,078,390
Southwestern Energy Co.(a)	109,027	465,545
Valero Energy Corp.	65,600	4,851,776

		52,428,455

Paper & Forest Products — 0.0%
Domtar Corp.	8,611	339,446

Security	Shares	Value

Personal Products — 0.4%
Estee Lauder Companies Inc. (The), Class A	36,369	$11,412,592

Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	362,781	22,644,790
Jazz Pharmaceuticals PLC(a)	8,936	1,469,078
Merck & Co. Inc.	406,173	30,259,889
Zoetis Inc.	76,231	13,190,250

		67,564,007

Professional Services — 0.5%
ASGN Inc.(a)	8,485	892,452
Exponent Inc.	8,180	787,979
Heidrick & Struggles International Inc.	2,762	116,833
ICF International Inc.	2,975	270,904
IHS Markit Ltd.	60,756	6,536,131
Kelly Services Inc., Class A, NVS(a)	5,348	133,967
ManpowerGroup Inc.	9,193	1,111,342
Resources Connection Inc.	5,513	77,788
Robert Half International Inc.	18,297	1,603,000
TransUnion	30,656	3,206,311
TrueBlue Inc.(a)	5,439	153,924

		14,890,631

Real Estate Management & Development — 0.2%
CBRE Group Inc., Class A(a)	53,903	4,592,536
Jones Lang LaSalle Inc.(a)	8,288	1,557,398
Realogy Holdings Corp.(a)	17,618	304,439

		6,454,373

Road & Rail — 1.8%
AMERCO	1,591	949,238
ArcBest Corp.	3,895	283,400
Avis Budget Group Inc.(a)(c)	8,980	804,698
CSX Corp.	122,777	12,369,783
Kansas City Southern	15,010	4,386,072
Norfolk Southern Corp.	40,773	11,385,453
Ryder System Inc.	8,466	675,925
Union Pacific Corp.	108,182	24,026,140

		54,880,709

Semiconductors & Semiconductor Equipment — 6.3%
Advanced Micro Devices Inc.(a)	193,085	15,759,598
Analog Devices Inc.	59,367	9,092,650
Applied Materials Inc.	146,619	19,457,807
Intel Corp.	657,894	37,848,642
Lam Research Corp.	23,120	14,344,804
Microchip Technology Inc.	41,790	6,280,619
NVIDIA Corp.	99,375	59,662,762
ON Semiconductor Corp.(a)	66,220	2,582,580
Skyworks Solutions Inc.	26,642	4,830,994
Texas Instruments Inc.	147,367	26,601,217

		196,461,673

Software — 15.1%
Adobe Inc.(a)	77,014	39,149,297
ANSYS Inc.(a)	13,811	5,050,130
Autodesk Inc.(a)	35,214	10,279,319
Cadence Design Systems Inc.(a)	44,726	5,893,545
Citrix Systems Inc.	18,886	2,339,031
Fortinet Inc.(a)	22,107	4,514,913
Intuit Inc.	42,180	17,384,909
Microsoft Corp.	1,153,077	290,782,958
NortonLifeLock Inc.	90,532	1,956,397
Oracle Corp.	314,191	23,812,536

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	iShares® MSCI KLD 400 Social ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Paycom Software Inc.(a)	8,010	$3,079,124
salesforce.com Inc.(a)	146,091	33,647,679
ServiceNow Inc.(a)	31,320	15,859,508
Slack Technologies Inc., Class A(a)	73,658	3,123,099
Splunk Inc.(a)	25,850	3,267,957
Teradata Corp.(a)	17,891	885,068
VMware Inc., Class A(a)(c)	13,650	2,195,329
Workday Inc., Class A(a)	28,879	7,133,113

		470,353,912

Specialty Retail — 3.2%
AutoNation Inc.(a)	9,067	929,186
Best Buy Co. Inc.	37,323	4,339,545
Buckle Inc. (The)(c)	5,102	213,978
CarMax Inc.(a)	26,295	3,503,546
Foot Locker Inc.	15,999	943,621
GameStop Corp., Class A(a)(c)	9,484	1,646,328
Gap Inc. (The)	35,601	1,178,393
Home Depot Inc. (The)	172,839	55,942,799
Lowe’s Companies Inc.	117,630	23,084,887
ODP Corp. (The)(a)	8,424	340,582
Signet Jewelers Ltd.(a)	8,638	516,120
Tractor Supply Co.	18,738	3,533,987
Ulta Beauty Inc.(a)	8,573	2,823,518

		98,996,490

Technology Hardware, Storage & Peripherals — 0.5%
Dell Technologies Inc., Class C(a)	39,718	3,905,471
Hewlett Packard Enterprise Co.	207,253	3,320,193
HP Inc.	220,416	7,518,390
Xerox Holdings Corp.	27,065	653,349

		15,397,403

Textiles, Apparel & Luxury Goods — 1.3%
Capri Holdings Ltd.(a)	23,071	1,270,751
Columbia Sportswear Co.	4,815	524,883
Deckers Outdoor Corp.(a)	4,536	1,534,075
Hanesbrands Inc.	56,483	1,189,532
Nike Inc., Class B	201,446	26,715,769
PVH Corp.	11,507	1,302,362
Under Armour Inc., Class A(a)	29,878	726,334
Under Armour Inc., Class C, NVS(a)(c)	32,333	643,750
VF Corp.	53,280	4,670,525
Wolverine World Wide Inc.	13,431	560,341

		39,138,322

Security	Shares	Value

Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp. Inc.	75,356	$901,258

Trading Companies & Distributors — 0.4%
Air Lease Corp.	17,059	796,826
Applied Industrial Technologies Inc.	6,107	584,196
Fastenal Co.	92,083	4,814,099
H&E Equipment Services Inc.	5,323	207,065
United Rentals Inc.(a)	11,548	3,694,782
WW Grainger Inc.	7,306	3,167,443

		13,264,411

Water Utilities — 0.2%
American Water Works Co. Inc.	29,020	4,526,830
Essential Utilities Inc.	37,221	1,754,225

		6,281,055

Total Common Stocks — 99.8% (Cost: $2,032,403,474)		3,104,495,198

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(b)(d)(e)	13,203,580	13,210,182
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	8,780,000	8,780,000

		21,990,182

Total Short-Term Investments — 0.7% (Cost: $21,989,731)		21,990,182

Total Investments in Securities — 100.5% (Cost: $2,054,393,205)		3,126,485,380

Other Assets, Less Liabilities — (0.5)%		(17,019,994)

Net Assets — 100.0%		$3,109,465,386

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® MSCI KLD 400 Social ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$17,130,304	$—		$(3,914,627	)(a)	$20,197	$(25,692)	$13,210,182	13,203,580	$88,599	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,660,000	6,120,000	(a)	—		—	—	8,780,000	8,780,000	3,341		—
BlackRock Inc.	7,853,412	6,461,784		(1,227,707)		433,361	6,539,710	20,060,560	24,485	328,083		—

						$453,558	$6,514,018	$42,050,742		$420,023		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	21	06/18/21	$4,383	$29,890

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$29,890

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,085,340

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(341,623)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,456,896

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2021	iShares® MSCI KLD 400 Social ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,104,495,198	$—	$—	$3,104,495,198
Money Market Funds	21,990,182	—	—	21,990,182

	$3,126,485,380	$—	$—	$3,126,485,380

Derivative financial instruments(a)
Assets
Futures Contracts	$29,890	$—	$—	$29,890

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.3%
Howmet Aerospace Inc.(a)	112,387	$3,591,889
Teledyne Technologies Inc.(a)	7,398	3,312,454
TransDigm Group Inc.(a)	6,034	3,703,307

		10,607,650

Air Freight & Logistics — 1.4%
CH Robinson Worldwide Inc.	45,602	4,427,042
Expeditors International of Washington Inc.	294,458	32,349,156
United Parcel Service Inc., Class B	31,308	6,382,449

		43,158,647

Auto Components — 0.5%
Aptiv PLC(a)	106,408	15,311,047

Automobiles — 1.6%
Tesla Inc.(a)(b)	67,159	47,645,281

Banks — 1.4%
Huntington Bancshares Inc./OH	386,266	5,917,595
KeyCorp.	224,397	4,882,878
PNC Financial Services Group Inc. (The)	55,740	10,420,593
Regions Financial Corp.	219,191	4,778,364
SVB Financial Group(a)	19,713	11,272,485
Truist Financial Corp.	95,596	5,669,799

		42,941,714

Beverages — 2.3%
Coca-Cola Co. (The)	463,114	24,998,894
Keurig Dr Pepper Inc.	166,157	5,956,728
PepsiCo Inc.	263,953	38,051,465

		69,007,087

Biotechnology — 2.9%
AbbVie Inc.	151,369	16,877,643
Amgen Inc.	93,999	22,525,920
Biogen Inc.(a)	20,906	5,588,801
Exact Sciences Corp.(a)	23,199	3,058,092
Gilead Sciences Inc.	258,233	16,390,049
Horizon Therapeutics PLC(a)	37,422	3,540,870
Moderna Inc.(a)	16,728	2,991,301
Vertex Pharmaceuticals Inc.(a)	76,950	16,790,490

		87,763,166

Building Products — 2.1%
Carrier Global Corp.	77,233	3,365,814
Johnson Controls International PLC	526,359	32,813,220
Owens Corning	67,576	6,542,033
Trane Technologies PLC	121,275	21,081,233

		63,802,300

Capital Markets — 4.7%
Bank of New York Mellon Corp. (The)	347,785	17,347,516
BlackRock Inc.(c)	60,417	49,499,648
Charles Schwab Corp. (The)	85,389	6,011,386
CME Group Inc.	16,813	3,396,058
FactSet Research Systems Inc.	9,246	3,108,690
Franklin Resources Inc.	131,933	3,957,990
Invesco Ltd.	285,893	7,719,111
Moody’s Corp.	16,728	5,465,205
Northern Trust Corp.	186,182	21,187,511
S&P Global Inc.	16,392	6,399,273
State Street Corp.	148,958	12,505,024

Security	Shares	Value

Capital Markets (continued)
T Rowe Price Group Inc.	44,064	$7,896,269

		144,493,681

Chemicals — 2.4%
Axalta Coating Systems Ltd.(a)	202,797	6,467,196
DuPont de Nemours Inc.	47,058	3,628,642
Ecolab Inc.	119,477	26,777,185
International Flavors & Fragrances Inc.	69,391	9,865,319
Linde PLC	52,410	14,980,874
Mosaic Co. (The)	196,414	6,909,845
PPG Industries Inc.	21,046	3,603,917

		72,232,978

Communications Equipment — 1.2%
Cisco Systems Inc.	658,573	33,527,952
Motorola Solutions Inc.	15,767	2,968,926

		36,496,878

Consumer Finance — 1.6%
Ally Financial Inc.	238,426	12,267,018
American Express Co.	248,209	38,062,850

		50,329,868

Containers & Packaging — 0.2%
Amcor PLC	440,253	5,172,973

Diversified Financial Services — 0.4%
Berkshire Hathaway Inc., Class B(a)	45,014	12,376,599

Diversified Telecommunication Services — 0.9%
AT&T Inc.	288,763	9,070,046
Liberty Global PLC, Class C, NVS(a)	137,846	3,730,113
Verizon Communications Inc.	251,790	14,550,944

		27,351,103

Electric Utilities — 1.6%
Eversource Energy	261,110	22,512,904
Southern Co. (The)	48,720	3,223,802
Xcel Energy Inc.	314,099	22,395,259

		48,131,965

Electrical Equipment — 0.0%
Plug Power Inc.(a)(b)	48,983	1,396,505

Electronic Equipment, Instruments & Components — 1.3%
Cognex Corp.	37,100	3,195,052
Keysight Technologies Inc.(a)	61,739	8,912,025
TE Connectivity Ltd.	87,404	11,753,216
Trimble Inc.(a)	146,121	11,981,922
Zebra Technologies Corp., Class A(a)	10,263	5,005,675

		40,847,890

Energy Equipment & Services — 0.4%
Baker Hughes Co.	395,548	7,942,604
Schlumberger Ltd.	187,221	5,064,328

		13,006,932

Entertainment — 1.9%
Activision Blizzard Inc.	28,834	2,629,373
Electronic Arts Inc.	29,272	4,158,966
Netflix Inc.(a)	34,069	17,493,409
Roku Inc.(a)	11,237	3,853,954
Walt Disney Co. (The)(a)	162,821	30,287,962

		58,423,664

Equity Real Estate Investment Trusts (REITs) — 2.9%
American Tower Corp.	52,356	13,338,738
Crown Castle International Corp.	17,845	3,373,776

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2021	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Equinix Inc.	25,013	$18,028,370
Healthpeak Properties Inc.	483,526	16,604,283
Iron Mountain Inc.	137,894	5,532,307
Prologis Inc.	192,038	22,378,188
Ventas Inc.	92,196	5,113,190
Welltower Inc.	45,987	3,450,405

		87,819,257

Food & Staples Retailing — 0.4%
Costco Wholesale Corp.	8,155	3,034,394
Kroger Co. (The)	141,070	5,154,698
Walgreens Boots Alliance Inc.	68,192	3,620,995

		11,810,087

Food Products — 1.9%
Bunge Ltd.	164,637	13,898,655
Campbell Soup Co.	196,693	9,392,091
General Mills Inc.	263,208	16,018,839
Kellogg Co.	298,431	18,628,063

		57,937,648

Health Care Equipment & Supplies — 2.7%
Align Technology Inc.(a)	5,867	3,493,974
Danaher Corp.	11,929	3,029,250
DENTSPLY SIRONA Inc.	57,598	3,888,441
DexCom Inc.(a)	16,681	6,440,534
Edwards Lifesciences Corp.(a)	183,494	17,527,347
Hologic Inc.(a)	76,583	5,020,016
IDEXX Laboratories Inc.(a)	33,444	18,360,422
Insulet Corp.(a)	11,925	3,520,498
ResMed Inc.	27,539	5,176,506
STERIS PLC	15,838	3,342,135
West Pharmaceutical Services Inc.	39,408	12,946,316

		82,745,439

Health Care Providers & Services — 2.1%
Cardinal Health Inc.	187,053	11,286,778
Centene Corp.(a)	91,207	5,631,120
DaVita Inc.(a)	47,227	5,503,362
HCA Healthcare Inc.	52,305	10,516,443
Henry Schein Inc.(a)	50,538	3,664,005
Humana Inc.	23,003	10,241,856
Laboratory Corp. of America Holdings(a)	13,103	3,483,695
Quest Diagnostics Inc.	100,112	13,202,771

		63,530,030

Health Care Technology — 0.4%
Cerner Corp.	70,580	5,297,029
Teladoc Health Inc.(a)	31,960	5,508,306

		10,805,335

Hotels, Restaurants & Leisure — 1.6%
Booking Holdings Inc.(a)	1,825	4,500,596
Darden Restaurants Inc.	61,105	8,965,326
Hilton Worldwide Holdings Inc.(a)	48,366	6,224,704
McDonald’s Corp.	20,073	4,738,834
Royal Caribbean Cruises Ltd.	66,743	5,803,304
Starbucks Corp.	76,374	8,744,059
Vail Resorts Inc.	27,558	8,960,759

		47,937,582

Household Durables — 0.1%
Newell Brands Inc.	129,022	3,478,433

Security	Shares	Value

Household Products — 2.3%
Clorox Co. (The)	60,219	$10,989,967
Colgate-Palmolive Co.	141,555	11,423,488
Kimberly-Clark Corp.	91,580	12,209,446
Procter & Gamble Co. (The)	278,740	37,189,491

		71,812,392

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	309,236	8,602,946

Industrial Conglomerates — 1.3%
3M Co.	194,676	38,378,427

Insurance — 2.6%
American International Group Inc.	98,801	4,786,908
Chubb Ltd.	48,687	8,354,202
Marsh & McLennan Companies Inc.	284,171	38,562,005
Prudential Financial Inc.	131,678	13,215,204
Travelers Companies Inc. (The)	69,728	10,784,133
Willis Towers Watson PLC	13,000	3,365,180

		79,067,632

Interactive Media & Services — 6.4%
Alphabet Inc., Class A(a)	35,429	83,382,152
Alphabet Inc., Class C, NVS(a)(b)	19,418	46,799,710
Facebook Inc., Class A(a)	180,299	58,611,599
Pinterest Inc., Class A(a)	32,418	2,151,583
Snap Inc., Class A, NVS(a)	65,314	4,037,711
Twitter Inc.(a)	39,074	2,157,666

		197,140,421

Internet & Direct Marketing Retail — 0.5%
eBay Inc.	45,963	2,564,276
Etsy Inc.(a)	12,654	2,515,489
MercadoLibre Inc.(a)	4,775	7,501,429
Wayfair Inc., Class A(a)(b)	11,114	3,284,965

		15,866,159

IT Services — 6.4%
Accenture PLC, Class A	157,319	45,617,790
Automatic Data Processing Inc.	78,344	14,649,545
Fidelity National Information Services Inc.	29,964	4,581,496
Fiserv Inc.(a)	26,209	3,148,225
International Business Machines Corp.	180,218	25,569,330
Mastercard Inc., Class A	73,818	28,202,905
Okta Inc.(a)(b)	22,847	6,161,836
PayPal Holdings Inc.(a)(b)	97,483	25,568,816
Square Inc., Class A(a)	30,993	7,587,706
Twilio Inc., Class A(a)	14,064	5,172,739
Visa Inc., Class A	127,920	29,876,995

		196,137,383

Leisure Products — 0.3%
Hasbro Inc.	100,941	10,038,582

Life Sciences Tools & Services — 2.8%
Agilent Technologies Inc.	234,120	31,287,797
Illumina Inc.(a)	17,870	7,020,051
Mettler-Toledo International Inc.(a)	12,359	16,231,322
Thermo Fisher Scientific Inc.	34,199	16,081,396
Waters Corp.(a)	48,550	14,558,688

		85,179,254

Machinery — 2.7%
Caterpillar Inc.	88,761	20,247,272
Cummins Inc.	117,357	29,578,658

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® MSCI USA ESG Select ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Deere & Co.	19,776	$7,333,930
Xylem Inc./NY	225,183	24,916,499

		82,076,359

Media — 0.7%
Cable One Inc.	1,403	2,511,370
Comcast Corp., Class A	206,409	11,589,866
Discovery Inc., Class C, NVS(a)	117,875	3,808,541
Omnicom Group Inc.	45,585	3,749,822

		21,659,599

Metals & Mining — 0.1%
Newmont Corp.	74,575	4,654,226

Multi-Utilities — 1.0%
CMS Energy Corp.	226,302	14,571,586
Consolidated Edison Inc.	62,583	4,844,550
Public Service Enterprise Group Inc.	121,525	7,675,519
Sempra Energy	34,727	4,777,393

		31,869,048

Multiline Retail — 0.3%
Target Corp.	44,766	9,278,201

Oil, Gas & Consumable Fuels — 1.8%
Cheniere Energy Inc.(a)	48,861	3,787,705
ConocoPhillips	354,247	18,116,192
Hess Corp.	198,755	14,809,235
Kinder Morgan Inc.	192,173	3,276,550
Occidental Petroleum Corp.	182,907	4,638,521
ONEOK Inc.	145,346	7,607,410
Valero Energy Corp.	50,867	3,762,123

		55,997,736

Pharmaceuticals — 1.4%
Merck & Co. Inc.	285,622	21,278,839
Zoetis Inc.	120,807	20,903,235

		42,182,074

Professional Services — 0.5%
IHS Markit Ltd.	99,517	10,706,039
Robert Half International Inc.	45,532	3,989,058

		14,695,097

Real Estate Management & Development — 0.6%
CBRE Group Inc., Class A(a)(b)	200,849	17,112,335

Road & Rail — 1.0%
CSX Corp.	45,311	4,565,083
Kansas City Southern	47,437	13,861,566
Norfolk Southern Corp.	25,694	7,174,793
Union Pacific Corp.	19,792	4,395,605

		29,997,047

Semiconductors & Semiconductor Equipment — 5.4%
Advanced Micro Devices Inc.(a)(b)	79,323	6,474,343
Applied Materials Inc.	252,398	33,495,739
Intel Corp.	380,750	21,904,548
Lam Research Corp.	14,363	8,911,523
Marvell Technology Inc.	60,304	2,726,344
Micron Technology Inc.(a)	65,587	5,645,073
NVIDIA Corp.	79,690	47,844,282
ON Semiconductor Corp.(a)	94,436	3,683,004
QUALCOMM Inc.	38,714	5,373,503
Texas Instruments Inc.	164,644	29,719,888

		165,778,247

Security	Shares	Value

Software — 10.1%
Adobe Inc.(a)	63,131	$32,092,012
Autodesk Inc.(a)	65,729	19,186,952
Cadence Design Systems Inc.(a)	103,492	13,637,141
Crowdstrike Holdings Inc., Class A(a)	11,921	2,485,648
DocuSign Inc.(a)	12,153	2,709,390
HubSpot Inc.(a)	5,470	2,879,681
Intuit Inc.	56,080	23,113,933
Microsoft Corp.	591,481	149,159,679
RingCentral Inc., Class A(a)	6,613	2,109,216
salesforce.com Inc.(a)	139,246	32,071,139
ServiceNow Inc.(a)	20,588	10,425,146
Slack Technologies Inc., Class A(a)	98,138	4,161,051
Splunk Inc.(a)	17,114	2,163,552
VMware Inc., Class A(a)(b)	28,972	4,659,567
Workday Inc., Class A(a)	28,560	7,054,320

		307,908,427

Specialty Retail — 3.2%
Best Buy Co. Inc.	136,820	15,908,061
Home Depot Inc. (The)	179,944	58,242,475
Lowe’s Companies Inc.	86,668	17,008,595
TJX Companies Inc. (The)	57,052	4,050,692
Tractor Supply Co.	20,307	3,829,900

		99,039,723

Technology Hardware, Storage & Peripherals — 5.6%
Apple Inc.	1,082,242	142,271,533
Hewlett Packard Enterprise Co.	1,237,873	19,830,726
HP Inc.	311,876	10,638,090

		172,740,349

Textiles, Apparel & Luxury Goods — 1.0%
Lululemon Athletica Inc.(a)	13,939	4,673,328
Nike Inc., Class B	94,107	12,480,470
VF Corp.	151,163	13,250,949

		30,404,747

Trading Companies & Distributors — 0.2%
WW Grainger Inc.	11,057	4,793,652

Total Common Stocks — 99.7% (Cost: $2,434,579,785)		3,048,971,802

Short-Term Investments

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	28,173,872	28,187,959
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	6,570,000	6,570,000

		34,757,959

Total Short-Term Investments — 1.1% (Cost: $34,757,027)		34,757,959

Total Investments in Securities — 100.8% (Cost: $2,469,336,812)		3,083,729,761

Other Assets, Less Liabilities — (0.8)%		(25,798,804)

Net Assets — 100.0%		$3,057,930,957

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2021	iShares® MSCI USA ESG Select ETF

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$22,720,423	$5,476,649	(a)	$—	$25,176	$(34,289)	$28,187,959	28,173,872	$140,142	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,410,000	4,160,000	(a)	—	—	—	6,570,000	6,570,000	2,794		—
BlackRock Inc.	29,633,413	31,291,499		(30,235,423)	8,822,582	9,987,577	49,499,648	60,417	822,112		—

					$8,847,758	$9,953,288	$84,257,607		$965,048		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	41	06/18/21	$8,558	$393,444

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$393,444

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,583,739

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$58,523

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® MSCI USA ESG Select ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,183,447

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$3,048,971,802	$—	$—	$3,048,971,802
Money Market Funds	34,757,959	—	—	34,757,959

	$3,083,729,761	$—	$—	$3,083,729,761

Derivative financial instruments(a)
Assets
Futures Contracts	$393,444	$—	$—	$393,444

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments April 30, 2021	iShares® U.S. Basic Materials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 79.2%
Air Products & Chemicals Inc.	210,175	$60,631,284
Albemarle Corp.	111,750	18,792,997
Ashland Global Holdings Inc.	54,355	4,685,945
Axalta Coating Systems Ltd.(a)	204,318	6,515,701
Celanese Corp.	109,510	17,154,742
CF Industries Holdings Inc.	207,205	10,076,379
Chemours Co. (The)	163,795	4,946,609
Corteva Inc.	708,754	34,558,845
Dow Inc.	601,591	37,599,437
DuPont de Nemours Inc.	495,256	38,189,190
Eastman Chemical Co.	130,555	15,064,741
Ecolab Inc.	236,356	52,972,107
Element Solutions Inc.	216,614	4,739,514
FMC Corp.	124,354	14,703,617
Huntsman Corp.	196,228	5,625,857
Ingevity Corp.(a)	41,345	3,228,218
International Flavors & Fragrances Inc.	236,966	33,689,456
Linde PLC	495,521	141,639,723
LyondellBasell Industries NV, Class A	245,626	25,481,241
Mosaic Co. (The)	332,897	11,711,316
NewMarket Corp.	7,589	2,630,272
PPG Industries Inc.	223,008	38,187,890
RPM International Inc.	125,568	11,908,869
Scotts Miracle-Gro Co. (The)	39,466	9,122,961
Valvoline Inc.	179,155	5,625,467
Westlake Chemical Corp.	35,085	3,294,131
WR Grace & Co.	62,276	4,280,229

		617,056,738

Security	Shares	Value

Metals & Mining — 20.6%
Alcoa Corp.(a)	182,551	$6,688,669
Commercial Metals Co.	121,436	3,548,360
Freeport-McMoRan Inc.	1,386,145	52,271,528
Newmont Corp.	761,043	47,496,693
Nucor Corp.	284,861	23,432,666
Reliance Steel & Aluminum Co.	61,621	9,878,462
Royal Gold Inc.	64,138	7,174,477
Steel Dynamics Inc.	193,896	10,513,041

		161,003,896

Total Common Stocks — 99.8% (Cost: $697,228,553)		778,060,634

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	1,347,000	1,347,000

Total Short-Term Investments — 0.2% (Cost: $1,347,000)		1,347,000

Total Investments in Securities — 100.0% (Cost: $698,575,553)		779,407,634

Other Assets, Less Liabilities — 0.0%		75,869

Net Assets — 100.0%		$779,483,503

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$7,978,484	$—		$(7,976,077	)(b)	$12,082	$(14,489)	$—	—	$200,927	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	357,000	990,000	(b)	—		—	—	1,347,000	1,347,000	700		—

						$12,082	$(14,489)	$1,347,000		$201,627		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Basic Materials ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P MidCap 400 E-Mini Index	2	06/18/21	$544	$21,331
S&P Select Sector Industrial E-Mini Index	9	06/18/21	922	38,870

				$60,201

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$60,201

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$475,212

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$22,243

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$843,932

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$778,060,634	$—	$—	$778,060,634
Money Market Funds	1,347,000	—	—	1,347,000

	$779,407,634	$—	$—	$779,407,634

Derivative financial instruments(a)
Assets
Futures Contracts	$60,201	$—	$—	$60,201

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments April 30, 2021	iShares® U.S. Consumer Goods ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 2.4%
Aptiv PLC(a)	57,177	$8,227,198
Autoliv Inc.(a)	16,676	1,678,606
BorgWarner Inc.	50,646	2,460,383
Gentex Corp.	51,499	1,811,735
Lear Corp.	11,593	2,131,257

		16,309,179

Automobiles — 20.8%
Ford Motor Co.(a)	827,476	9,549,073
General Motors Co.	268,496	15,363,341
Harley-Davidson Inc.	32,414	1,567,865
Tesla Inc.(a)	162,597	115,352,816
Thor Industries Inc.	11,702	1,656,886

		143,489,981

Beverages — 16.6%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	1,950	2,372,155
Brown-Forman Corp., Class B, NVS	38,677	2,950,282
Coca-Cola Co. (The)	821,237	44,330,373
Constellation Brands Inc., Class A	36,003	8,652,241
Keurig Dr Pepper Inc.	122,174	4,379,938
Molson Coors Beverage Co., Class B	39,921	2,193,659
Monster Beverage Corp.(a)	78,282	7,597,268
National Beverage Corp.	4,977	241,832
PepsiCo Inc.	292,129	42,113,317

		114,831,065

Distributors — 1.1%
Genuine Parts Co.	30,577	3,821,208
Pool Corp.	8,518	3,599,025

		7,420,233

Entertainment — 4.5%
Activision Blizzard Inc.	164,052	14,959,902
Electronic Arts Inc.	60,904	8,653,240
Playtika Holding Corp.(a)	14,714	408,755
ROBLOX Corp., Class A(a)	8,326	620,703
Take-Two Interactive Software Inc.(a)	24,389	4,277,343
Zynga Inc., Class A(a)	213,269	2,307,571

		31,227,514

Food & Staples Retailing — 0.5%
Performance Food Group Co.(a)	28,364	1,664,967
U.S. Foods Holding Corp.(a)	46,874	1,943,396

		3,608,363

Food Products — 12.1%
Archer-Daniels-Midland Co.	118,243	7,464,681
Beyond Meat Inc.(a)(b)	10,532	1,386,854
Bunge Ltd.	29,691	2,506,514
Campbell Soup Co.	42,979	2,052,247
Conagra Brands Inc.	103,455	3,837,146
Darling Ingredients Inc.(a)	34,458	2,393,108
Flowers Foods Inc.	41,599	996,712
General Mills Inc.	129,470	7,879,544
Hain Celestial Group Inc. (The)(a)	17,270	708,243
Hershey Co. (The)	31,032	5,098,558
Hormel Foods Corp.	59,502	2,748,992
Ingredion Inc.	14,173	1,323,900
JM Smucker Co. (The)	23,205	3,039,623
Kellogg Co.	53,895	3,364,126
Kraft Heinz Co. (The)	137,272	5,667,961
Lamb Weston Holdings Inc.	30,990	2,494,695

Security	Shares	Value

Food Products (continued)
Lancaster Colony Corp.	4,156	$767,655
McCormick & Co. Inc./MD, NVS	52,713	4,763,147
Mondelez International Inc., Class A	299,012	18,182,920
Pilgrim’s Pride Corp.(a)	10,441	250,166
Post Holdings Inc.(a)	12,649	1,439,203
Seaboard Corp.	55	196,789
TreeHouse Foods Inc.(a)	11,817	562,489
Tyson Foods Inc., Class A	62,407	4,833,422

		83,958,695

Household Durables — 4.9%
DR Horton Inc.	70,082	6,888,360
Helen of Troy Ltd.(a)	5,161	1,090,055
Leggett & Platt Inc.	28,124	1,396,919
Lennar Corp., Class A	58,124	6,021,646
Lennar Corp., Class B	3,296	265,559
Mohawk Industries Inc.(a)	12,496	2,567,928
Newell Brands Inc.	80,123	2,160,116
NVR Inc.(a)	733	3,678,267
PulteGroup Inc.	56,302	3,328,574
Tempur Sealy International Inc.	40,518	1,545,357
Toll Brothers Inc.	23,674	1,484,360
Whirlpool Corp.	13,303	3,145,494

		33,572,635

Household Products — 15.0%
Church & Dwight Co. Inc.	51,897	4,449,649
Clorox Co. (The)	26,636	4,861,070
Colgate-Palmolive Co.	179,681	14,500,257
Energizer Holdings Inc.	12,322	607,474
Kimberly-Clark Corp.	71,572	9,541,979
Procter & Gamble Co. (The)	521,423	69,568,257
Reynolds Consumer Products Inc.	11,459	335,978

		103,864,664

Leisure Products — 1.9%
Brunswick Corp./DE	16,435	1,760,682
Hasbro Inc.	27,048	2,689,924
Mattel Inc.(a)	73,605	1,579,563
Peloton Interactive Inc., Class A(a)	55,824	5,490,290
Polaris Inc.	12,310	1,723,769

		13,244,228

Machinery — 1.0%
Stanley Black & Decker Inc.	34,069	7,044,447

Personal Products — 2.4%
Coty Inc., Class A(a)	60,366	604,264
Estee Lauder Companies Inc. (The), Class A	48,646	15,265,115
Herbalife Nutrition Ltd.(a)	18,464	845,097

		16,714,476

Textiles, Apparel & Luxury Goods — 9.4%
Carter’s Inc.	9,310	1,012,835
Columbia Sportswear Co.	6,434	701,370
Deckers Outdoor Corp.(a)	5,955	2,013,981
Hanesbrands Inc.	73,954	1,557,471
Levi Strauss & Co., Class A	16,310	470,707
Lululemon Athletica Inc.(a)	25,115	8,420,306
Nike Inc., Class B	269,232	35,705,548
PVH Corp.	15,070	1,705,623
Ralph Lauren Corp.	10,195	1,358,891
Skechers U.S.A. Inc., Class A(a)	28,894	1,401,070
Tapestry Inc.	58,849	2,815,925

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Consumer Goods ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Under Armour Inc., Class A(a)	39,996	$972,303
Under Armour Inc., Class C, NVS(a)	41,215	820,591
VF Corp.	68,014	5,962,107

		64,918,728

Tobacco — 7.2%
Altria Group Inc.	393,573	18,793,111
Philip Morris International Inc.	329,758	31,327,010

		50,120,121

Total Common Stocks — 99.8% (Cost: $571,444,524)		690,324,329

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	1,113,567	1,114,123
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	810,000	810,000

		1,924,123

Total Short-Term Investments — 0.3% (Cost: $1,923,968)		1,924,123

Total Investments in Securities — 100.1% (Cost: $573,368,492)		692,248,452

Other Assets, Less Liabilities — (0.1)%		(700,360)

Net Assets — 100.0%		$691,548,092

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$1,687,862	$—		$(571,897	)(a)	$(269)	$(1,573)	$1,114,123	1,113,567	$20,754	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	572,000	238,000	(a)	—		—	—	810,000	810,000	825		—

						$(269)	$(1,573)	$1,924,123		$21,579		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P MidCap 400 E-Mini Index	2	06/18/21	$544	$15,836

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Consumer Goods ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

S&P Select Sector Consumer Staples E-Mini Index	9	06/18/21	$628	$10,516

				$26,352

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$26,352

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$615,929

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(56,204)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,393,554

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$690,324,329	$—	$—	$690,324,329
Money Market Funds	1,924,123	—	—	1,924,123

	$692,248,452	$—	$—	$692,248,452

Derivative financial instruments(a)
Assets
Futures Contracts	$26,352	$—	$—	$26,352

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® U.S. Consumer Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Airlines — 2.6%
Alaska Air Group Inc.(a)	45,374	$3,137,158
American Airlines Group Inc.(a)	233,624	5,074,313
Delta Air Lines Inc.(a)	232,739	10,920,114
JetBlue Airways Corp.(a)	115,420	2,349,951
Southwest Airlines Co.	215,479	13,527,772
United Airlines Holdings Inc.(a)(b)	116,042	6,312,685

		41,321,993

Commercial Services & Supplies — 1.0%
Copart Inc.(a)	75,815	9,439,725
IAA Inc.(a)	49,142	3,086,609
Rollins Inc.	80,881	3,015,244

		15,541,578

Distributors — 0.3%
LKQ Corp.(a)	101,916	4,760,497

Diversified Consumer Services — 1.2%
Bright Horizons Family Solutions Inc.(a)	22,204	3,215,805
Chegg Inc.(a)	51,246	4,629,051
frontdoor Inc.(a)	31,234	1,671,956
Grand Canyon Education Inc.(a)	17,118	1,853,708
H&R Block Inc.	66,990	1,491,198
Service Corp. International	61,875	3,306,600
Terminix Global Holdings Inc.(a)	48,164	2,451,066

		18,619,384

Entertainment — 13.3%
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	9,217	381,768
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	74,337	3,489,379
Live Nation Entertainment Inc.(a)	52,414	4,291,658
Madison Square Garden Sports Corp.(a)	6,371	1,177,616
Netflix Inc.(a)	133,664	68,632,454
Roku Inc.(a)	40,525	13,898,859
Walt Disney Co. (The)(a)	622,157	115,733,645
Warner Music Group Corp., Class A	32,481	1,232,979
World Wrestling Entertainment Inc., Class A	17,069	940,673

		209,779,031

Food & Staples Retailing — 11.2%
Albertsons Companies Inc., Class A	16,705	310,212
BJ’s Wholesale Club Holdings Inc.(a)(b)	50,133	2,239,441
Casey’s General Stores Inc.	13,491	2,997,565
Costco Wholesale Corp.	161,508	60,095,512
Kroger Co. (The)	277,650	10,145,331
Sprouts Farmers Market Inc.(a)(b)	43,079	1,103,253
Sysco Corp.	186,230	15,779,268
Walgreens Boots Alliance Inc.	261,633	13,892,713
Walmart Inc.	505,820	70,769,276

		177,332,571

Health Care Providers & Services — 0.8%
AmerisourceBergen Corp.	53,697	6,486,598
Cardinal Health Inc.	107,010	6,456,983

		12,943,581

Hotels, Restaurants & Leisure — 19.3%
Airbnb Inc., Class A(a)(b)	26,906	4,646,935
Aramark	92,755	3,605,387
Booking Holdings Inc.(a)	14,948	36,862,964
Boyd Gaming Corp.(a)	29,411	1,945,538
Carnival Corp.(a)	290,779	8,130,181

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Chipotle Mexican Grill Inc.(a)	10,264	$15,314,196
Choice Hotels International Inc.	10,547	1,200,249
Churchill Downs Inc.	12,646	2,674,629
Cracker Barrel Old Country Store Inc.	8,661	1,450,458
Darden Restaurants Inc.	47,488	6,967,439
Domino’s Pizza Inc.	14,174	5,986,247
DraftKings Inc., Class A(a)(b)	117,426	6,653,357
Expedia Group Inc.	50,433	8,887,807
Hilton Worldwide Holdings Inc.(a)	101,258	13,031,905
Hyatt Hotels Corp., Class A(a)	13,117	1,079,923
Las Vegas Sands Corp.	119,710	7,333,435
Marriott International Inc./MD, Class A(a)	97,053	14,414,311
Marriott Vacations Worldwide Corp.(a)	15,046	2,672,621
McDonald’s Corp.	272,026	64,219,898
MGM Resorts International	150,005	6,108,204
Norwegian Cruise Line Holdings Ltd.(a)(b)	132,660	4,119,093
Planet Fitness Inc., Class A(a)	30,255	2,541,117
Royal Caribbean Cruises Ltd.	79,766	6,935,654
Starbucks Corp.	429,545	49,178,607
Texas Roadhouse Inc.	23,903	2,558,099
Vail Resorts Inc.	14,699	4,779,527
Wendy’s Co. (The)	65,402	1,476,123
Wyndham Hotels & Resorts Inc.	34,031	2,488,006
Wynn Resorts Ltd.(a)	38,430	4,934,412
Yum! Brands Inc.	109,454	13,081,942

		305,278,264

Interactive Media & Services — 1.0%
Pinterest Inc., Class A(a)	194,237	12,891,509
TripAdvisor Inc.(a)	35,213	1,659,589
ZoomInfo Technologies Inc., Class A(a)	34,122	1,769,567

		16,320,665

Internet & Direct Marketing Retail — 11.3%
Amazon.com Inc.(a)	49,018	169,965,993
Qurate Retail Inc., Series A	139,173	1,656,159
Wayfair Inc., Class A(a)(b)	26,680	7,885,808

		179,507,960

IT Services — 0.1%
LiveRamp Holdings Inc.(a)	24,439	1,197,022

Media — 11.1%
Altice USA Inc., Class A(a)	89,152	3,237,109
Cable One Inc.	1,985	3,553,150
Charter Communications Inc., Class A(a)	51,598	34,748,673
Comcast Corp., Class A	1,178,814	66,190,406
Discovery Inc., Class A(a)	59,345	2,234,933
Discovery Inc., Class C, NVS(a)	105,806	3,418,592
DISH Network Corp., Class A(a)	90,382	4,048,210
Fox Corp., Class A, NVS	122,118	4,569,656
Fox Corp., Class B	56,138	2,042,300
Interpublic Group of Companies Inc. (The)	142,682	4,530,153
Liberty Broadband Corp., Class A(a)	8,516	1,342,718
Liberty Broadband Corp., Class C, NVS(a)(b)	77,240	12,568,493
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	29,705	1,342,369
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	62,750	2,838,182
New York Times Co. (The), Class A	52,950	2,404,460
News Corp., Class A, NVS	142,842	3,741,746
News Corp., Class B	44,481	1,081,333
Nexstar Media Group Inc., Class A	15,845	2,335,711
Omnicom Group Inc.	78,331	6,443,508

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Consumer Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Sirius XM Holdings Inc.(b)	423,376	$2,582,594
TEGNA Inc.	80,230	1,609,414
ViacomCBS Inc., Class A	3,886	175,647
ViacomCBS Inc., Class B, NVS	214,304	8,790,750

		175,830,107

Multiline Retail — 4.6%
Dollar General Corp.	89,388	19,196,073
Dollar Tree Inc.(a)	85,760	9,853,824
Kohl’s Corp.	57,582	3,377,760
Ollie’s Bargain Outlet Holdings Inc.(a)	20,784	1,917,740
Target Corp.	182,747	37,876,143

		72,221,540

Professional Services — 0.9%
IHS Markit Ltd.	136,002	14,631,095

Road & Rail — 2.3%
AMERCO	3,293	1,964,703
Lyft Inc., Class A(a)	93,532	5,205,991
Uber Technologies Inc.(a)	535,638	29,336,893

		36,507,587

Specialty Retail — 18.9%
Aaron’s Co. Inc. (The)	12,478	385,445
Advance Auto Parts Inc.	23,932	4,790,229
AutoNation Inc.(a)	20,128	2,062,717
AutoZone Inc.(a)	8,091	11,846,195
Best Buy Co. Inc.	84,041	9,771,447
Burlington Stores Inc.(a)	24,134	7,875,648
CarMax Inc.(a)	59,249	7,894,337
Carvana Co.(a)(b)	22,825	6,511,060
Dick’s Sporting Goods Inc.	24,006	1,982,415
Five Below Inc.(a)	20,403	4,106,512
Floor & Decor Holdings Inc., Class A(a)	38,130	4,229,380
Foot Locker Inc.	38,065	2,245,074
Gap Inc. (The)	75,133	2,486,902
Home Depot Inc. (The)	253,308	81,988,200
L Brands Inc.(a)	85,320	5,622,588
Lithia Motors Inc., Class A	9,708	3,731,561
Lowe’s Companies Inc.	266,711	52,342,034

Security	Shares	Value

Specialty Retail (continued)
Murphy USA Inc.	9,258	$1,290,565
National Vision Holdings Inc.(a)(b)	29,592	1,491,733
O’Reilly Automotive Inc.(a)	25,610	14,159,257
Penske Automotive Group Inc.	11,727	1,028,341
RH(a)	5,965	4,104,039
Ross Stores Inc.	129,892	17,008,058
TJX Companies Inc. (The)	438,058	31,102,118
Tractor Supply Co.	42,383	7,993,434
Ulta Beauty Inc.(a)	20,532	6,762,214
Williams-Sonoma Inc.	27,974	4,776,561

		299,588,064

Total Common Stocks — 99.9% (Cost: $1,183,895,526)		1,581,380,939

Short-Term Investments

Money Market Funds — 2.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	43,801,367	43,823,267
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,273,000	2,273,000

		46,096,267

Total Short-Term Investments — 2.9% (Cost: $46,090,370)		46,096,267

Total Investments in Securities — 102.8% (Cost: $1,229,985,896)		1,627,477,206

Other Assets, Less Liabilities — (2.8)%		(43,811,275)

Net Assets — 100.0%		$1,583,665,931

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$21,049,903	$22,804,228(a	)	$—	$(13,586)	$(17,278)	$43,823,267	43,801,367	$212,940(b	)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	943,000	1,330,000(a	)	—	—	—	2,273,000	2,273,000	1,292		—

					$(13,586)	$(17,278)	$46,096,267		$214,232		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Consumer Services ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	5	06/18/21	$1,043	$60,959
S&P Select Sector Consumer Discretionary E-Mini Index	5	06/18/21	903	51,899

				$112,858

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$112,858

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$429,555

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$41,707

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,339,780

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,581,380,939	$—	$—	$1,581,380,939
Money Market Funds	46,096,267	—	—	46,096,267

	$1,627,477,206	$—	$—	$1,627,477,206

Derivative financial instruments(a)
Assets
Futures Contracts	$112,858	$—	$—	$112,858

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments April 30, 2021	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 42.8%
Bank of America Corp.	3,075,039	$124,631,331
Bank OZK	48,862	2,002,853
BOK Financial Corp.	12,349	1,085,971
Citigroup Inc.	844,861	60,187,898
Citizens Financial Group Inc.	172,326	7,975,247
Comerica Inc.	56,325	4,233,387
Commerce Bancshares Inc.	42,675	3,320,542
Cullen/Frost Bankers Inc.	22,758	2,732,325
East West Bancorp. Inc.	57,320	4,364,918
Fifth Third Bancorp.	287,801	11,667,453
First Citizens BancShares Inc./NC, Class A	2,917	2,530,381
First Financial Bankshares Inc.	57,528	2,823,474
First Horizon Corp.	224,662	4,109,068
First Republic Bank/CA	71,231	13,052,368
FNB Corp.	130,640	1,683,950
Glacier Bancorp. Inc.	38,573	2,273,878
Home BancShares Inc./AR	61,923	1,723,317
Huntington Bancshares Inc./OH	412,362	6,317,386
JPMorgan Chase & Co.	1,235,126	189,974,730
KeyCorp.	391,973	8,529,332
M&T Bank Corp.	52,142	8,222,272
People’s United Financial Inc.	172,879	3,134,296
Pinnacle Financial Partners Inc.	30,895	2,707,638
PNC Financial Services Group Inc. (The)	171,626	32,085,481
Popular Inc.	34,119	2,523,441
Prosperity Bancshares Inc.	37,669	2,763,398
Regions Financial Corp.	389,429	8,489,552
Signature Bank/New York NY	23,133	5,818,181
SVB Financial Group(a)	21,845	12,491,626
Synovus Financial Corp.	60,430	2,831,750
TCF Financial Corp.	61,742	2,810,496
Truist Financial Corp.	545,291	32,341,209
U.S. Bancorp	553,284	32,837,405
UMB Financial Corp.	17,579	1,705,690
Umpqua Holdings Corp.	89,123	1,661,253
United Bankshares Inc./WV	52,284	2,053,193
Valley National Bancorp	164,430	2,264,201
Webster Financial Corp.	36,501	1,931,268
Wells Fargo & Co.	1,673,318	75,382,976
Western Alliance Bancorp	41,867	4,398,966
Wintrust Financial Corp.	23,129	1,783,246
Zions Bancorp. NA	66,687	3,721,135

		699,178,482

Capital Markets — 30.9%
Affiliated Managers Group Inc.	17,233	2,777,442
Ameriprise Financial Inc.	47,256	12,210,950
Apollo Global Management Inc.	85,508	4,734,578
Ares Management Corp., Class A	43,942	2,307,834
Bank of New York Mellon Corp. (The)	326,558	16,288,713
BlackRock Inc.(b)	57,455	47,072,882
Blackstone Group Inc. (The)	276,791	24,493,236
Carlyle Group Inc. (The)	47,315	2,018,458
Cboe Global Markets Inc.	43,442	4,534,041
Charles Schwab Corp. (The)	605,735	42,643,744
CME Group Inc.	145,310	29,351,167
Coinbase Global Inc., Class A(a)	6,349	1,889,716
FactSet Research Systems Inc.	15,381	5,171,400
Federated Hermes Inc.	38,228	1,100,966

Security	Shares	Value

Capital Markets (continued)
Franklin Resources Inc.	110,879	$3,326,370
Goldman Sachs Group Inc. (The)	139,265	48,526,889
Interactive Brokers Group Inc., Class A	32,723	2,340,349
Intercontinental Exchange Inc.	227,356	26,762,075
Invesco Ltd.	152,511	4,117,797
Janus Henderson Group PLC	69,373	2,385,737
Jefferies Financial Group Inc.	81,478	2,648,850
KKR & Co. Inc.	233,389	13,205,150
Lazard Ltd., Class A	45,649	2,053,748
LPL Financial Holdings Inc.	32,281	5,058,433
MarketAxess Holdings Inc.	15,402	7,523,261
Moody’s Corp.	65,128	21,277,969
Morgan Stanley	607,400	50,140,870
Morningstar Inc.	8,669	2,297,372
MSCI Inc.	33,423	16,235,891
Nasdaq Inc.	46,761	7,553,772
Northern Trust Corp.	84,301	9,593,454
Raymond James Financial Inc.	49,685	6,497,804
S&P Global Inc.	97,425	38,033,746
SEI Investments Co.	48,165	2,959,258
State Street Corp.	142,389	11,953,556
Stifel Financial Corp.	42,669	2,952,268
T Rowe Price Group Inc.	92,263	16,533,530
Tradeweb Markets Inc., Class A	41,312	3,357,839
Virtu Financial Inc., Class A	32,641	967,153

		504,898,268

Consumer Finance — 6.8%
Ally Financial Inc.	151,613	7,800,489
American Express Co.	264,117	40,502,342
Capital One Financial Corp.	185,880	27,710,990
Credit Acceptance Corp.(a)	4,717	1,862,224
Discover Financial Services	124,137	14,151,618
FirstCash Inc.	16,747	1,206,286
Green Dot Corp., Class A(a)	19,344	885,182
LendingTree Inc.(a)	4,418	912,273
OneMain Holdings Inc.	33,689	1,915,893
PROG Holdings Inc.	27,522	1,401,971
Santander Consumer USA Holdings Inc.	28,493	967,052
SLM Corp.	136,315	2,679,953
Synchrony Financial	219,786	9,613,440

		111,609,713

Diversified Financial Services — 0.3%
Equitable Holdings Inc.	158,899	5,439,113

Insurance — 0.3%
Fidelity National Financial Inc.	113,091	5,159,212

IT Services — 18.1%
Mastercard Inc., Class A	354,886	135,587,745
Visa Inc., Class A	686,518	160,343,144

		295,930,889

Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	45,870	2,411,845
MGIC Investment Corp.	137,095	2,089,328
New York Community Bancorp. Inc.	189,066	2,261,229
Radian Group Inc.	77,396	1,907,037
Rocket Companies Inc., Class A	46,752	1,049,582

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Financial Services ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
TFS Financial Corp.	19,587	$383,122

		10,102,143

Total Common Stocks — 99.8% (Cost: $1,340,376,172)		1,632,317,820

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	2,049,000	2,049,000

Total Short-Term Investments — 0.1% (Cost: $2,049,000)		2,049,000

Total Investments in Securities — 99.9% (Cost: $1,342,425,172)		1,634,366,820

Other Assets, Less Liabilities — 0.1%		958,124

Net Assets — 100.0%		$1,635,324,944

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$195,785	$—		$(172,097	)(b)	$(23,321)	$(367)	$—	—	$92,332	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,109,000	940,000	(b)	—		—	—	2,049,000	2,049,000	2,331		—
BlackRock Inc.	19,996,755	50,831,532		(43,709,928)		6,840,519	13,114,004	47,072,882	57,455	1,004,768		—

						$6,817,198	$13,113,637	$49,121,882		$1,099,431		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Financial E-Mini Index	24	06/18/21	$2,673	$84,180

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Financial Services ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$84,180

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$2,115,107

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(92,521)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,559,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,632,317,820	$—	$—	$1,632,317,820
Money Market Funds	2,049,000	—	—	2,049,000

	$1,634,366,820	$—	$—	$1,634,366,820

Derivative financial instruments(a)
Assets
Futures Contracts	$84,180	$—	$—	$84,180

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Banks — 25.8%
Bank of America Corp.	2,650,176	$107,411,633
Bank OZK	42,742	1,751,995
BOK Financial Corp.	11,052	971,913
Citigroup Inc.	736,815	52,490,701
Citizens Financial Group Inc.	150,090	6,946,165
Comerica Inc.	49,193	3,697,346
Commerce Bancshares Inc.	37,349	2,906,126
Cullen/Frost Bankers Inc.	19,806	2,377,908
East West Bancorp. Inc.	50,003	3,807,729
Fifth Third Bancorp.	251,028	10,176,675
First Citizens BancShares Inc./NC, Class A	2,512	2,179,060
First Financial Bankshares Inc.	50,302	2,468,822
First Horizon Corp.	196,066	3,586,047
First Republic Bank/CA	62,305	11,416,768
FNB Corp.	113,845	1,467,462
Glacier Bancorp. Inc.	33,560	1,978,362
Home BancShares Inc./AR	53,980	1,502,263
Huntington Bancshares Inc./OH	359,613	5,509,271
JPMorgan Chase & Co.	1,064,707	163,762,584
KeyCorp.	342,032	7,442,616
M&T Bank Corp.	45,400	7,159,126
People’s United Financial Inc.	150,239	2,723,833
Pinnacle Financial Partners Inc.	26,788	2,347,700
PNC Financial Services Group Inc. (The)	149,869	28,018,010
Popular Inc.	29,737	2,199,349
Prosperity Bancshares Inc.	32,766	2,403,714
Regions Financial Corp.	340,319	7,418,954
Signature Bank/New York NY	20,145	5,066,669
SVB Financial Group(a)	18,995	10,861,911
Synovus Financial Corp.	52,455	2,458,041
TCF Financial Corp.	53,837	2,450,660
Truist Financial Corp.	475,557	28,205,286
U.S. Bancorp.	482,538	28,638,630
UMB Financial Corp.	15,377	1,492,030
Umpqua Holdings Corp.	77,431	1,443,314
United Bankshares Inc./WV	45,704	1,794,796
Valley National Bancorp	142,116	1,956,937
Webster Financial Corp.	32,065	1,696,559
Wells Fargo & Co.	1,459,340	65,743,267
Western Alliance Bancorp.	36,583	3,843,776
Wintrust Financial Corp.	20,491	1,579,856
Zions Bancorp. NA	58,023	3,237,683

		606,591,547

Capital Markets — 18.7%
Affiliated Managers Group Inc.	15,072	2,429,154
Ameriprise Financial Inc.	41,203	10,646,855
Apollo Global Management Inc.	73,791	4,085,808
Ares Management Corp., Class A	37,007	1,943,608
Bank of New York Mellon Corp. (The)	284,803	14,205,974
BlackRock Inc.(b)	50,126	41,068,232
Blackstone Group Inc. (The)	241,385	21,360,159
Carlyle Group Inc. (The)	41,058	1,751,534
Cboe Global Markets Inc.	37,818	3,947,065
Charles Schwab Corp. (The)	528,283	37,191,123
CME Group Inc.	126,734	25,599,001
Coinbase Global Inc., Class A(a)	5,466	1,626,900
FactSet Research Systems Inc.	13,465	4,527,202
Federated Hermes Inc.	33,508	965,030

Security	Shares	Value

Capital Markets (continued)
Franklin Resources Inc.	96,212	$2,886,360
Goldman Sachs Group Inc. (The)	121,461	42,323,086
Interactive Brokers Group Inc., Class A	28,567	2,043,112
Intercontinental Exchange Inc.	198,558	23,372,262
Invesco Ltd.	133,221	3,596,967
Janus Henderson Group PLC	60,449	2,078,841
Jefferies Financial Group Inc.	71,390	2,320,889
KKR & Co. Inc.	204,203	11,553,806
Lazard Ltd., Class A	39,762	1,788,892
LPL Financial Holdings Inc.	28,056	4,396,375
MarketAxess Holdings Inc.	13,433	6,561,483
Moody’s Corp.	56,814	18,561,702
Morgan Stanley	529,705	43,727,148
Morningstar Inc.	7,565	2,004,801
MSCI Inc.	29,170	14,169,911
Nasdaq Inc.	40,564	6,552,709
Northern Trust Corp.	73,763	8,394,229
Raymond James Financial Inc.	43,053	5,630,471
S&P Global Inc.	84,982	33,176,123
SEI Investments Co.	42,670	2,621,645
State Street Corp.	124,211	10,427,513
Stifel Financial Corp.	36,369	2,516,371
T Rowe Price Group Inc.	80,462	14,418,790
Tradeweb Markets Inc., Class A	35,977	2,924,211
Virtu Financial Inc., Class A	28,835	854,381

		440,249,723

Consumer Finance — 4.1%
Ally Financial Inc.	132,135	6,798,346
American Express Co.	230,318	35,319,265
Capital One Financial Corp.	162,102	24,166,166
Credit Acceptance Corp.(a)(c)	4,098	1,617,850
Discover Financial Services	108,476	12,366,264
FirstCash Inc.	14,567	1,049,261
Green Dot Corp., Class A(a)	13,961	638,856
LendingTree Inc.(a)	3,931	811,712
OneMain Holdings Inc.	29,513	1,678,404
PROG Holdings Inc.	23,879	1,216,396
Santander Consumer USA Holdings Inc.	24,753	840,117
SLM Corp.	118,426	2,328,255
Synchrony Financial	192,327	8,412,383

		97,243,275

Diversified Financial Services — 8.1%
Berkshire Hathaway Inc., Class B(a)	665,242	182,908,288
Equitable Holdings Inc.	138,404	4,737,569
Voya Financial Inc.	43,678	2,962,242

		190,608,099

Equity Real Estate Investment Trusts (REITs) — 18.0%
Alexandria Real Estate Equities Inc.	45,044	8,157,468
American Campus Communities Inc.	48,693	2,201,411
American Homes 4 Rent, Class A	95,178	3,525,393
American Tower Corp.	156,854	39,961,694
Americold Realty Trust	89,348	3,608,766
Apartment Income REIT Corp.	52,801	2,383,965
Apartment Investment & Management Co., Class A	52,711	365,814
AvalonBay Communities Inc.	49,397	9,484,224
Boston Properties Inc.	50,059	5,473,952
Brixmor Property Group Inc.	105,116	2,348,291
Camden Property Trust	34,510	4,157,765
CoreSite Realty Corp.	15,221	1,849,199

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Corporate Office Properties Trust	38,747	$1,086,466
Cousins Properties Inc.	52,426	1,922,461
Crown Castle International Corp.	152,231	28,780,793
CubeSmart	69,152	2,927,896
CyrusOne Inc.	42,749	3,113,410
Digital Realty Trust Inc.	99,144	15,298,911
Douglas Emmett Inc.	58,225	1,952,867
Duke Realty Corp.	131,465	6,115,752
EastGroup Properties Inc.	14,061	2,230,918
Equinix Inc.	31,561	22,747,906
Equity Commonwealth	42,953	1,237,046
Equity LifeStyle Properties Inc.	60,003	4,164,208
Equity Residential	121,285	9,002,986
Essex Property Trust Inc.	23,012	6,685,446
Extra Space Storage Inc.	46,785	6,956,462
Federal Realty Investment Trust	24,265	2,738,063
First Industrial Realty Trust Inc.	45,852	2,282,054
Gaming and Leisure Properties Inc.	76,845	3,572,524
Healthcare Realty Trust Inc.	47,966	1,542,587
Healthcare Trust of America Inc., Class A	77,285	2,269,860
Healthpeak Properties Inc.	190,251	6,533,219
Highwoods Properties Inc.	36,942	1,654,632
Host Hotels & Resorts Inc.	249,636	4,533,390
Hudson Pacific Properties Inc.	53,449	1,502,451
Invitation Homes Inc.	200,509	7,029,846
Iron Mountain Inc.	102,091	4,095,891
JBG SMITH Properties	39,219	1,278,932
Kilroy Realty Corp.	37,144	2,545,850
Kimco Realty Corp.	153,190	3,216,990
Lamar Advertising Co., Class A	30,583	3,028,940
Lexington Realty Trust	98,038	1,199,985
Life Storage Inc.	25,888	2,486,801
Medical Properties Trust Inc.	205,399	4,529,048
Mid-America Apartment Communities Inc.	40,462	6,365,886
National Health Investors Inc.	15,955	1,171,257
National Retail Properties Inc.	61,522	2,855,851
Omega Healthcare Investors Inc.	80,474	3,058,012
Physicians Realty Trust	73,250	1,371,973
PotlatchDeltic Corp.	23,656	1,404,220
Prologis Inc.	261,063	30,421,671
PS Business Parks Inc.	7,112	1,154,775
Public Storage	53,853	15,141,310
Rayonier Inc.	48,500	1,759,580
Realty Income Corp.	132,204	9,141,907
Regency Centers Corp.	55,866	3,556,430
Rexford Industrial Realty Inc.	46,384	2,576,631
Sabra Health Care REIT Inc.	72,960	1,325,683
SBA Communications Corp.	38,610	11,572,189
Simon Property Group Inc.	116,058	14,128,901
SL Green Realty Corp.	24,506	1,813,689
Spirit Realty Capital Inc.	40,293	1,915,529
STORE Capital Corp.	83,884	3,002,208
Sun Communities Inc.	39,498	6,589,451
UDR Inc.	104,266	4,843,156
Ventas Inc.	132,284	7,336,471
VEREIT Inc.	81,091	3,879,393
VICI Properties Inc.	190,029	6,023,919
Vornado Realty Trust	55,375	2,533,406
Welltower Inc.	147,707	11,082,456
Weyerhaeuser Co.	264,154	10,241,251

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
WP Carey Inc.	62,022	$4,644,828

		424,694,566

Insurance — 12.8%
Aflac Inc.	226,075	12,147,010
Alleghany Corp.(a)	4,916	3,337,817
Allstate Corp. (The)	106,908	13,555,934
American Financial Group Inc./OH	25,011	3,072,851
American International Group Inc.	304,793	14,767,221
Aon PLC, Class A	79,784	20,060,889
Arch Capital Group Ltd.(a)	142,250	5,648,747
Arthur J Gallagher & Co.	68,077	9,867,761
Assurant Inc.	20,409	3,175,640
Athene Holding Ltd., Class A(a)	43,875	2,618,021
Axis Capital Holdings Ltd.	28,198	1,573,448
Brighthouse Financial Inc.(a)	31,566	1,476,973
Brown & Brown Inc.	83,252	4,427,341
Chubb Ltd.	158,947	27,273,716
Cincinnati Financial Corp.	52,900	5,960,772
CNA Financial Corp.	9,504	446,023
Enstar Group Ltd.(a)	4,644	1,166,480
Erie Indemnity Co., Class A, NVS	8,814	1,886,372
Everest Re Group Ltd.	14,147	3,918,012
Fidelity National Financial Inc.	85,123	3,883,311
First American Financial Corp.	39,444	2,544,138
Globe Life Inc.	33,536	3,437,105
Hanover Insurance Group Inc. (The)	13,063	1,806,744
Hartford Financial Services Group Inc. (The)	126,205	8,324,482
Kemper Corp.	21,702	1,694,058
Lincoln National Corp.	63,729	4,086,941
Loews Corp.	80,170	4,469,477
Markel Corp.(a)	4,832	5,684,461
Marsh & McLennan Companies Inc.	179,490	24,356,793
Mercury General Corp.	9,421	586,646
MetLife Inc.	265,385	16,886,448
Old Republic International Corp.	99,898	2,459,489
Primerica Inc.	13,892	2,219,525
Principal Financial Group Inc.	89,473	5,714,641
Progressive Corp. (The)	206,755	20,828,499
Prudential Financial Inc.	140,150	14,065,454
Reinsurance Group of America Inc.	24,088	3,144,207
RenaissanceRe Holdings Ltd.	18,027	3,043,138
RLI Corp.	13,991	1,559,437
Selective Insurance Group Inc.	21,110	1,607,315
Travelers Companies Inc. (The)	89,055	13,773,246
Unum Group	71,795	2,028,927
W R Berkley Corp.	49,859	3,974,759
White Mountains Insurance Group Ltd.	1,108	1,291,296
Willis Towers Watson PLC	45,645	11,815,665

		301,667,230

IT Services — 10.1%
Mastercard Inc., Class A	259,460	99,129,288
Visa Inc., Class A	591,776	138,215,202

		237,344,490

Mortgage Real Estate Investment — 0.6%
AGNC Investment Corp.	189,925	3,405,355
Annaly Capital Management Inc.	494,799	4,492,775
Blackstone Mortgage Trust Inc., Class A	51,624	1,677,264
New Residential Investment Corp.	162,236	1,739,170

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Financials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Starwood Property Trust Inc.	100,438	$2,593,309

		13,907,873

Professional Services — 0.5%
CoStar Group Inc.(a)	13,931	11,903,064

Real Estate Management & Development — 0.7%
CBRE Group Inc., Class A(a)	118,679	10,111,451
Howard Hughes Corp. (The)(a)	15,985	1,725,421
Jones Lang LaSalle Inc.(a)	18,195	3,419,022

		15,255,894

Thrifts & Mortgage Finance — 0.4%
Essent Group Ltd.	39,517	2,077,804
MGIC Investment Corp.	118,765	1,809,979
New York Community Bancorp. Inc.	163,302	1,953,092
Radian Group Inc.	67,983	1,675,101
Rocket Companies Inc., Class A	40,583	911,088
TFS Financial Corp.	16,997	332,461

		8,759,525

Total Common Stocks — 99.8% (Cost: $2,070,370,101)		2,348,225,286

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(b)(d)(e)	810	$810
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	5,813,000	5,813,000

		5,813,810

Total Short-Term Investments — 0.2% (Cost: $5,813,810)		5,813,810

Total Investments in Securities — 100.0% (Cost: $2,076,183,911)		2,354,039,096

Other Assets, Less Liabilities — (0.0)%		(836,802)

Net Assets — 100.0%		$2,353,202,294

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$30,405	$—		$(12,005	)(a)	$(17,590)	$—	$810	810	$63,143	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,623,000	4,190,000	(a)	—		—	—	5,813,000	5,813,000	2,257		—
BlackRock Inc.	16,255,051	34,201,747		(21,965,884)		3,032,534	9,544,784	41,068,232	50,126	602,932		—

						$3,014,944	$9,544,784	$46,882,042		$668,332		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	31	06/18/21	$1,197	$80,464
S&P Select Sector Financial E-Mini Index	32	06/18/21	3,564	169,198

				$249,662

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Financials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$249,662

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,932,143

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$28,033

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,354,202

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$2,348,225,286	$—	$—	$2,348,225,286
Money Market Funds	5,813,810	—	—	5,813,810

	$2,354,039,096	$—	$—	$2,354,039,096

Derivative financial instruments(a)
Assets
Futures Contracts	$249,662	$—	$—	$249,662

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 12.5%
Axon Enterprise Inc.(a)	21,681	$3,287,056
Boeing Co. (The)(a)	186,688	43,742,865
BWX Technologies Inc.	32,295	2,161,181
Curtiss-Wright Corp.	13,946	1,783,693
General Dynamics Corp.	78,902	15,009,528
HEICO Corp.(b)	14,433	2,032,166
HEICO Corp., Class A	25,072	3,166,092
Hexcel Corp.(a)	28,456	1,605,203
Howmet Aerospace Inc.(a)	132,705	4,241,252
Huntington Ingalls Industries Inc.	13,725	2,914,092
L3Harris Technologies Inc.	69,950	14,635,639
Lockheed Martin Corp.	83,874	31,919,089
Mercury Systems Inc.(a)	19,115	1,438,213
Northrop Grumman Corp.	52,757	18,699,191
Raytheon Technologies Corp.	517,066	43,040,574
Teledyne Technologies Inc.(a)	12,593	5,638,516
Textron Inc.	77,326	4,967,422
TransDigm Group Inc.(a)(b)	18,598	11,414,337

		211,696,109

Air Freight & Logistics — 5.3%
CH Robinson Worldwide Inc.	45,602	4,427,042
Expeditors International of Washington Inc.	57,630	6,331,232
FedEx Corp.	82,979	24,089,634
United Parcel Service Inc., Class B	244,842	49,913,490
XPO Logistics Inc.(a)	34,786	4,839,428

		89,600,826

Building Products — 4.3%
A O Smith Corp.	45,985	3,115,484
Allegion PLC	30,913	4,154,089
Armstrong World Industries Inc.	16,221	1,681,307
Carrier Global Corp.	278,100	12,119,598
Fortune Brands Home & Security Inc.	47,242	4,959,465
Johnson Controls International PLC	245,105	15,279,846
Lennox International Inc.	11,703	3,924,484
Masco Corp.	87,639	5,598,379
Owens Corning	35,761	3,462,022
Trane Technologies PLC	81,129	14,102,654
Trex Co. Inc.(a)(b)	39,344	4,248,759

		72,646,087

Chemicals — 1.3%
Sherwin-Williams Co. (The)	82,320	22,544,978

Commercial Services & Supplies — 2.7%
ADT Inc.	52,445	482,494
Cimpress PLC(a)(b)	6,557	624,620
Cintas Corp.	30,005	10,355,926
Clean Harbors Inc.(a)	17,129	1,523,796
MSA Safety Inc.	12,362	1,987,315
Republic Services Inc.	71,629	7,614,163
Stericycle Inc.(a)(b)	31,238	2,382,834
Tetra Tech Inc.	18,369	2,344,435
Waste Management Inc.	132,474	18,277,438

		45,593,021

Construction & Engineering — 0.8%
AECOM(a)	50,333	3,343,621
EMCOR Group Inc.	18,597	2,227,921
MasTec Inc.(a)	19,157	1,999,225
Quanta Services Inc.	47,146	4,556,189

Security	Shares	Value

Construction & Engineering (continued)
Valmont Industries Inc.	7,188	$1,774,358

		13,901,314

Construction Materials — 1.0%
Eagle Materials Inc.	14,265	1,970,567
Martin Marietta Materials Inc.	21,212	7,490,382
Vulcan Materials Co.	45,146	8,046,823

		17,507,772

Containers & Packaging — 3.5%
Amcor PLC	530,861	6,237,617
AptarGroup Inc.	22,101	3,333,052
Avery Dennison Corp.	28,289	6,058,655
Ball Corp.	111,675	10,457,247
Berry Global Group Inc.(a)	45,572	2,899,291
Crown Holdings Inc.	45,837	5,032,902
Graphic Packaging Holding Co.	91,205	1,691,853
International Paper Co.	133,898	7,766,084
Packaging Corp. of America	32,252	4,762,008
Sealed Air Corp.	52,621	2,599,477
Silgan Holdings Inc.	26,427	1,114,426
Sonoco Products Co.	34,269	2,243,249
Westrock Co.	89,656	4,998,322

		59,194,183

Electrical Equipment — 4.8%
Acuity Brands Inc.(b)	12,281	2,278,371
AMETEK Inc.	78,411	10,579,996
Array Technologies Inc.(a)(b)	36,921	1,039,695
Eaton Corp. PLC	135,471	19,362,870
Emerson Electric Co.	204,185	18,476,701
EnerSys	14,567	1,334,046
Generac Holdings Inc.(a)	21,397	6,931,558
Hubbell Inc.	18,511	3,554,297
nVent Electric PLC	57,311	1,745,120
Regal Beloit Corp.	13,818	1,995,734
Rockwell Automation Inc.	39,513	10,441,705
Sensata Technologies Holding PLC(a)	53,689	3,100,003
Shoals Technologies Group Inc., Class A(a)	27,079	868,424

		81,708,520

Electronic Equipment, Instruments & Components — 5.4%
Amphenol Corp., Class A	203,886	13,729,683
Arrow Electronics Inc.(a)(b)	25,431	2,900,914
Avnet Inc.	33,844	1,486,428
Cognex Corp.	59,979	5,165,392
Coherent Inc.(a)	8,340	2,168,317
Corning Inc.	261,401	11,556,538
FLIR Systems Inc.	44,735	2,682,758
IPG Photonics Corp.(a)(b)	12,203	2,649,393
Itron Inc.(a)	15,114	1,359,353
Jabil Inc.	45,919	2,407,074
Keysight Technologies Inc.(a)	63,277	9,134,035
Littelfuse Inc.	8,320	2,206,797
National Instruments Corp.	44,706	1,851,275
TE Connectivity Ltd.	112,604	15,141,860
Trimble Inc.(a)	85,391	7,002,062
Vontier Corp.(a)	57,525	1,802,834
Zebra Technologies Corp., Class A(a)	18,197	8,875,405

		92,120,118

Industrial Conglomerates — 8.8%
3M Co.	197,065	38,849,394
Carlisle Companies Inc.	18,119	3,472,506

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial Conglomerates (continued)
General Electric Co.	2,983,640	$39,145,357
Honeywell International Inc.	236,665	52,785,762
Roper Technologies Inc.	35,711	15,942,819

		150,195,838

IT Services — 20.9%
Accenture PLC, Class A	215,831	62,584,515
Affirm Holdings Inc.(a)(b)	11,031	777,685
Automatic Data Processing Inc.	145,626	27,230,606
Black Knight Inc.(a)	53,386	3,866,214
Broadridge Financial Solutions Inc.	39,361	6,243,835
Concentrix Corp.(a)	14,168	2,201,424
Euronet Worldwide Inc.(a)(b)	17,967	2,577,007
Fidelity National Information Services Inc.	211,360	32,316,944
Fiserv Inc.(a)	195,916	23,533,430
FleetCor Technologies Inc.(a)	28,403	8,172,111
Genpact Ltd.	59,626	2,834,024
Global Payments Inc.	100,466	21,563,018
Jack Henry & Associates Inc.	25,921	4,220,716
MAXIMUS Inc.	20,974	1,922,057
Paychex Inc.	109,230	10,648,833
PayPal Holdings Inc.(a)	398,540	104,533,057
Square Inc., Class A(a)(b)	132,658	32,477,331
Western Union Co. (The)	139,714	3,599,033
WEX Inc.(a)	15,067	3,091,899

		354,393,739

Life Sciences Tools & Services — 0.3%
PerkinElmer Inc.(b)	38,103	4,939,292

Machinery — 14.3%
AGCO Corp.	20,963	3,058,921
Allison Transmission Holdings Inc.	37,923	1,572,667
Caterpillar Inc.	185,554	42,326,723
Colfax Corp.(a)(b)	39,331	1,777,368
Crane Co.	16,868	1,586,604
Cummins Inc.	50,373	12,696,011
Deere & Co.	106,656	39,553,378
Donaldson Co. Inc.	42,820	2,692,522
Dover Corp.	48,837	7,285,992
Flowserve Corp.	44,455	1,762,196
Fortive Corp.	115,112	8,152,232
Gates Industrial Corp. PLC(a)	22,973	396,284
Graco Inc.	57,505	4,416,384
IDEX Corp.	25,845	5,794,449
Illinois Tool Works Inc.	98,053	22,597,294
Ingersoll Rand Inc.(a)	126,887	6,269,487
ITT Inc.	29,492	2,781,391
Lincoln Electric Holdings Inc.	20,303	2,599,799
Middleby Corp. (The)(a)(b)	18,886	3,424,410
Navistar International Corp.(a)	16,857	745,922
Nikola Corp.(a)(b)	47,177	545,838
Nordson Corp.	18,429	3,896,075
Oshkosh Corp.	23,289	2,897,850
Otis Worldwide Corp.	138,714	10,801,659
PACCAR Inc.	118,055	10,610,783
Parker-Hannifin Corp.	43,925	13,784,104
Pentair PLC	56,509	3,645,396
Snap-on Inc.	18,434	4,379,918
Timken Co. (The)	23,146	1,941,255
Toro Co. (The)	36,629	4,197,683
Westinghouse Air Brake Technologies Corp.	60,497	4,964,989

Security	Shares	Value

Machinery (continued)
Woodward Inc.	19,942	$2,492,949
Xylem Inc./NY	61,366	6,790,148

		242,438,681

Marine — 0.1%
Kirby Corp.(a)	20,326	1,294,766

Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	36,301	2,391,510

Professional Services — 3.9%
ASGN Inc.(a)	18,043	1,897,763
Booz Allen Hamilton Holding Corp.	46,872	3,888,032
CACI International Inc., Class A(a)(b)	8,610	2,194,345
Clarivate PLC(a)	88,156	2,462,197
CoreLogic Inc.	24,941	1,987,798
Dun & Bradstreet Holdings Inc.(a)	46,209	1,097,926
Equifax Inc.	41,444	9,500,208
FTI Consulting Inc.(a)(b)	11,672	1,620,657
Insperity Inc.	12,086	1,058,008
Jacobs Engineering Group Inc.	44,257	5,913,178
KBR Inc.	47,998	1,898,801
Leidos Holdings Inc.	45,454	4,603,581
ManpowerGroup Inc.	18,750	2,266,688
Nielsen Holdings PLC	121,873	3,126,042
Robert Half International Inc.	38,544	3,376,840
Science Applications International Corp.	19,889	1,778,474
TransUnion	64,963	6,794,480
TriNet Group Inc.(a)	13,497	1,062,349
Verisk Analytics Inc.	55,398	10,425,904

		66,953,271

Road & Rail — 7.5%
CSX Corp.	259,467	26,141,300
JB Hunt Transport Services Inc.	28,401	4,848,335
Kansas City Southern	30,896	9,028,120
Knight-Swift Transportation Holdings Inc.	41,782	1,968,768
Landstar System Inc.	13,008	2,241,018
Norfolk Southern Corp.	85,719	23,936,174
Old Dominion Freight Line Inc.	32,608	8,406,668
Union Pacific Corp.	227,935	50,622,084

		127,192,467

Trading Companies & Distributors — 2.1%
Air Lease Corp.	36,522	1,705,943
Applied Industrial Technologies Inc.	13,232	1,265,773
Fastenal Co.	195,306	10,210,598
MSC Industrial Direct Co. Inc., Class A	15,921	1,435,437
SiteOne Landscape Supply Inc.(a)	15,098	2,708,279
United Rentals Inc.(a)	24,572	7,861,811
Univar Solutions Inc.(a)	57,699	1,347,272
Watsco Inc.	11,193	3,277,982
WW Grainger Inc.	14,962	6,486,625

		36,299,720

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.(b)	24,744	824,223

Total Common Stocks — 99.7% (Cost: $1,299,419,325)		1,693,436,435

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Industrials ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 1.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	24,600,273	$24,612,573
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,952,000	1,952,000

		26,564,573

Total Short-Term Investments — 1.6% (Cost: $26,564,542)		26,564,573

Total Investments in Securities — 101.3% (Cost: $1,325,983,867)		1,720,001,008

Other Assets, Less Liabilities — (1.3)%		(22,040,462)

Net Assets — 100.0%		$1,697,960,546

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,314,249	$17,303,500	(a)	$—	$7,017	$(12,193)	$24,612,573	24,600,273	$34,404	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,102,000	850,000	(a)	—	—	—	1,952,000	1,952,000	1,461		—

					$7,017	$(12,193)	$26,564,573		$35,865		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Industrial E-Mini Index	34	06/18/21	$3,482	$89,161
S&P Select Sector Technology E-Mini Index	6	06/18/21	843	15,149

				$104,310

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Industrials ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$104,310

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$1,111,424

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(22,288)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,974,362

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,693,436,435	$—	$—	$1,693,436,435
Money Market Funds	26,564,573	—	—	26,564,573

	$1,720,001,008	$—	$—	$1,720,001,008

Derivative financial instruments(a)
Assets
Futures Contracts	$104,310	$—	$—	$104,310

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2021

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF		iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$3,084,434,638		$2,999,472,154		$778,060,634	$690,324,329
Affiliated(c)	42,050,742		84,257,607		1,347,000	1,924,123
Cash	365,276		52,061		8,455	11,310
Cash pledged:
Futures contracts	234,000		465,000		102,000	73,000
Receivables:
Investments sold	—		—		7,733,803	1,391,541
Securities lending income — Affiliated	1,125		3,170		1	444
Capital shares sold	54,635		26,290		—	—
Dividends	2,529,992		2,513,686		529,597	816,698

Total assets	3,129,670,408		3,086,789,968		787,781,490	694,541,445

LIABILITIES
Collateral on securities loaned, at value	13,224,584		28,173,871		—	1,121,661
Payables:
Investments purchased	6,324,344		—		8,047,533	1,601,572
Variation margin on futures contracts	30,483		55,521		14,766	7,260
Capital shares redeemed	—		—		—	28,226
Investment advisory fees	625,611		629,619		235,688	234,634

Total liabilities	20,205,022		28,859,011		8,297,987	2,993,353

NET ASSETS	$3,109,465,386		$3,057,930,957		$779,483,503	$691,548,092

NET ASSETS CONSIST OF:
Paid-in capital	$2,083,567,117		$2,494,766,994		$846,529,748	$593,684,412
Accumulated earnings (loss)	1,025,898,269		563,163,963		(67,046,245)	97,863,680

NET ASSETS	$3,109,465,386		$3,057,930,957		$779,483,503	$691,548,092

Shares outstanding	38,750,000	(d)	33,200,000	(d)	5,950,000	3,800,000

Net asset value	$80.24	(d)	$92.11	(d)	$131.01	$181.99

Shares authorized	Unlimited		Unlimited		Unlimited	Unlimited

Par value	None		None		None	None

(a) Securities loaned, at value	$12,617,722		$27,190,291		$—	$1,104,322
(b) Investments, at cost — Unaffiliated	$2,020,453,457		$2,399,810,674		$697,228,553	$571,444,524
(c) Investments, at cost — Affiliated	$33,939,748		$69,526,138		$1,347,000	$1,923,968
(d) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Assets and Liabilities  (continued)

April 30, 2021

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF	iShares U.S. Financials ETF		iShares U.S. Industrials ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,581,380,939		$1,585,244,938	$2,307,157,054		$1,693,436,435
Affiliated(c)	46,096,267		49,121,882	46,882,042		26,564,573
Cash	10,514		40,697	98,344		17,769
Cash pledged:
Futures contracts	114,000		149,000	398,000		135,000
Receivables:
Investments sold	—		2,245,692	—		2,255,510
Securities lending income — Affiliated	8,180		76	41		2,693
Capital shares sold	9,121		53,786	—		15,215
Dividends	376,099		1,651,562	1,749,315		702,252

Total assets	1,627,995,120		1,638,507,633	2,356,284,796		1,723,129,447

LIABILITIES
Collateral on securities loaned, at value	43,823,083		—	810		24,618,316
Payables:
Investments purchased	—		2,649,249	2,321,238		—
Variation margin on futures contracts	4,095		23,270	34,527		16,294
Investment advisory fees	502,011		510,170	725,927		534,291

Total liabilities	44,329,189		3,182,689	3,082,502		25,168,901

NET ASSETS	$1,583,665,931		$1,635,324,944	$2,353,202,294		$1,697,960,546

NET ASSETS CONSIST OF:
Paid-in capital	$1,263,967,078		$1,398,528,465	$2,142,163,430		$1,340,623,023
Accumulated earnings	319,698,853		236,796,479	211,038,864		357,337,523

NET ASSETS	$1,583,665,931		$1,635,324,944	$2,353,202,294		$1,697,960,546

Shares outstanding	20,300,000	(d)	8,950,000	29,350,000	(e)	15,400,000	(e)

Net asset value	$78.01	(d)	$182.72	$80.18	(e)	$110.26	(e)

Shares authorized	Unlimited		Unlimited	Unlimited		Unlimited

Par value	None		None	None		None

(a) Securities loaned, at value	$42,614,921		$—	$795		$23,847,361
(b) Investments, at cost — Unaffiliated	$1,183,895,526		$1,306,697,446	$2,038,584,416		$1,299,419,325
(c) Investments, at cost — Affiliated	$46,090,370		$35,727,726	$37,599,495		$26,564,542
(d) Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(e) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

See notes to financial statements.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2021

	iShares MSCI KLD 400 Social ETF	iShares MSCI USA ESG Select ETF	iShares U.S. Basic Materials ETF	iShares U.S. Consumer Goods ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$35,731,960	$31,166,085	$10,763,954	$12,868,871
Dividends — Affiliated	331,424	824,906	700	825
Securities lending income — Affiliated — net	88,599	140,142	200,927	20,754
Foreign taxes withheld	(49)	—	—	—

Total investment income	36,151,934	32,131,133	10,965,581	12,890,450

EXPENSES
Investment advisory fees	5,938,742	5,147,153	2,187,574	2,677,838
Miscellaneous	437	437	437	437

Total expenses	5,939,179	5,147,590	2,188,011	2,678,275

Net investment income	30,212,755	26,983,543	8,777,570	10,212,175

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(10,226,769)	(23,109,858)	(56,365,700)	(8,548,972)
Investments — Affiliated	16,316	46,465	12,082	(269)
In-kind redemptions — Unaffiliated	90,785,446	334,617,470	143,217,491	106,550,606
In-kind redemptions — Affiliated	437,242	8,801,293	—	—
Futures contracts	2,085,340	1,583,739	475,212	615,929

Net realized gain	83,097,575	321,939,109	87,339,085	98,617,294

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	799,206,319	471,838,008	164,680,617	159,115,606
Investments — Affiliated	6,514,018	9,953,288	(14,489)	(1,573)
Futures contracts	(341,623)	58,523	22,243	(56,204)

Net change in unrealized appreciation (depreciation)	805,378,714	481,849,819	164,688,371	159,057,829

Net realized and unrealized gain	888,476,289	803,788,928	252,027,456	257,675,123

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$918,689,044	$830,772,471	$260,805,026	$267,887,298

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Operations  (continued)

Year Ended April 30, 2021

	iShares U.S. Consumer Services ETF	iShares U.S. Financial Services ETF	iShares U.S. Financials ETF	iShares U.S. Industrials ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$12,172,724	$30,742,732	$30,823,977	$15,079,189
Dividends — Affiliated	1,292	1,007,099	605,189	1,461
Securities lending income — Affiliated — net	212,940	92,332	63,143	34,404
Foreign taxes withheld	—	(6,245)	(3,864)	—

Total investment income	12,386,956	31,835,918	31,488,445	15,115,054

EXPENSES
Investment advisory fees	4,729,873	5,815,930	6,067,265	4,438,894
Miscellaneous	437	437	437	437

Total expenses	4,730,310	5,816,367	6,067,702	4,439,331

Net investment income	7,656,646	26,019,551	25,420,743	10,675,723

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(26,519,489)	(28,945,915)	(48,974,170)	(16,941,618)
Investments — Affiliated	(13,586)	(202,117)	(156,899)	7,017
In-kind redemptions — Unaffiliated	82,217,187	137,701,583	92,614,327	12,795,661
In-kind redemptions — Affiliated	—	7,019,315	3,171,843	—
Futures contracts	429,555	2,115,107	1,932,143	1,111,424

Net realized gain (loss)	56,113,667	117,687,973	48,587,244	(3,027,516)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	416,277,317	426,788,786	548,895,459	492,613,582
Investments — Affiliated	(17,278)	13,113,637	9,544,784	(12,193)
Futures contracts	41,707	(92,521)	28,033	(22,288)

Net change in unrealized appreciation (depreciation)	416,301,746	439,809,902	558,468,276	492,579,101

Net realized and unrealized gain	472,415,413	557,497,875	607,055,520	489,551,585

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$480,072,059	$583,517,426	$632,476,263	$500,227,308

See notes to financial statements.

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares MSCI KLD 400 Social ETF		iShares MSCI USA ESG Select ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,212,755	$26,125,276	$26,983,543	$17,972,264
Net realized gain	83,097,575	20,291,343	321,939,109	68,148,911
Net change in unrealized appreciation (depreciation)	805,378,714	(25,418,001)	481,849,819	(52,171,262)

Net increase in net assets resulting from operations	918,689,044	20,998,618	830,772,471	33,949,913

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(29,576,320)	(25,894,221)	(25,919,845)	(18,600,809)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	426,528,979	382,766,640	964,022,901	271,991,315

NET ASSETS
Total increase in net assets	1,315,641,703	377,871,037	1,768,875,527	287,340,419
Beginning of year	1,793,823,683	1,415,952,646	1,289,055,430	1,001,715,011

End of year	$3,109,465,386	$1,793,823,683	$3,057,930,957	$1,289,055,430

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets (continued)

	iShares U.S. Basic Materials ETF		iShares U.S. Consumer Goods ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,777,570	$6,349,921	$10,212,175	$10,544,365
Net realized gain (loss)	87,339,085	(28,145,031)	98,617,294	421,508
Net change in unrealized appreciation (depreciation)	164,688,371	(19,027,794)	159,057,829	(15,357,429)

Net increase (decrease) in net assets resulting from operations	260,805,026	(40,822,904)	267,887,298	(4,391,556)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,165,209)	(7,577,750)	(10,088,558)	(11,302,181)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	270,837,091	(118,721,092)	(37,805,389)	18,205,109

NET ASSETS
Total increase (decrease) in net assets	523,476,908	(167,121,746)	219,993,351	2,511,372
Beginning of year	256,006,595	423,128,341	471,554,741	469,043,369

End of year	$779,483,503	$256,006,595	$691,548,092	$471,554,741

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares U.S. Consumer Services ETF		iShares U.S. Financial Services ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,656,646	$8,656,080	$26,019,551	$23,842,473
Net realized gain	56,113,667	107,770,104	117,687,973	71,649,477
Net change in unrealized appreciation (depreciation)	416,301,746	(159,825,374)	439,809,902	(279,190,436)

Net increase (decrease) in net assets resulting from operations	480,072,059	(43,399,190)	583,517,426	(183,698,486)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(7,416,213)	(8,919,976)	(25,484,339)	(24,215,553)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	312,839,562	(83,629,948)	212,125,779	(362,442,550)

NET ASSETS
Total increase (decrease) in net assets	785,495,408	(135,949,114)	770,158,866	(570,356,589)
Beginning of year	798,170,523	934,119,637	865,166,078	1,435,522,667

End of year	$1,583,665,931	$798,170,523	$1,635,324,944	$865,166,078

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Statements of Changes in Net Assets (continued)

	iShares U.S. Financials ETF		iShares U.S. Industrials ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$25,420,743	$30,198,746	$10,675,723	$11,751,643
Net realized gain (loss)	48,587,244	119,069,177	(3,027,516)	35,954,515
Net change in unrealized appreciation (depreciation)	558,468,276	(372,277,282)	492,579,101	(152,444,786)

Net increase (decrease) in net assets resulting from operations	632,476,263	(223,009,359)	500,227,308	(104,738,628)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(24,797,842)	(30,056,151)	(10,838,019)	(11,834,973)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	512,289,078	(207,435,608)	525,723,003	(142,125,596)

NET ASSETS
Total increase (decrease) in net assets	1,119,967,499	(460,501,118)	1,015,112,292	(258,699,197)
Beginning of year	1,233,234,795	1,693,735,913	682,848,254	941,547,451

End of year	$2,353,202,294	$1,233,234,795	$1,697,960,546	$682,848,254

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI KLD 400 Social ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$55.03	$54.88	$49.07	$44.01	$38.22

Net investment income(b)	0.86	0.90	0.83	0.68	0.61
Net realized and unrealized gain(c)	25.19	0.14	5.82	5.01	5.77

Net increase from investment operations	26.05	1.04	6.65	5.69	6.38

Distributions(d)
From net investment income	(0.84)	(0.89)	(0.84)	(0.63)	(0.59)

Total distributions	(0.84)	(0.89)	(0.84)	(0.63)	(0.59)

Net asset value, end of year	$80.24	$55.03	$54.88	$49.07	$44.01

Total Return
Based on net asset value	47.69%	1.95%	13.70%	12.99%	16.83%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.28%	0.50%	0.50%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.48%	0.50%

Net investment income	1.27%	1.61%	1.61%	1.43%	1.49%

Supplemental Data
Net assets, end of year (000)	$3,109,465	$1,793,824	$1,415,953	$1,035,423	$822,945

Portfolio turnover rate(e)	5%	6%	13%	11%	10%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI USA ESG Select ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$61.68	$61.08	$55.42	$49.86	$42.56

Net investment income(b)	1.03	1.00	0.98	0.84	0.71
Net realized and unrealized gain(c)	30.38	0.65	5.62	5.50	7.28

Net increase from investment operations	31.41	1.65	6.60	6.34	7.99

Distributions(d)
From net investment income	(0.98)	(1.05)	(0.94)	(0.78)	(0.69)

Total distributions	(0.98)	(1.05)	(0.94)	(0.78)	(0.69)

Net asset value, end of year	$92.11	$61.68	$61.08	$55.42	$49.86

Total Return
Based on net asset value	51.29%	2.76%	12.07%	12.76%	18.92%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.28%	0.50%	0.50%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.48%	0.50%

Net investment income	1.31%	1.61%	1.71%	1.56%	1.53%

Supplemental Data
Net assets, end of year (000)	$3,057,931	$1,289,055	$1,001,715	$681,607	$528,509

Portfolio turnover rate(e)	27%	13%	21%	13%	19%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Basic Materials ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/19	04/30/18	04/30/17

Net asset value, beginning of year	$81.27	$94.03	$97.37	$89.37	$77.65

Net investment income(a)	1.78	1.65	1.63	1.39	1.34
Net realized and unrealized gain (loss)(b)	49.62	(12.42)	(3.49)	8.16	11.62

Net increase (decrease) from investment operations	51.40	(10.77)	(1.86)	9.55	12.96

Distributions(c)
From net investment income	(1.66)	(1.99)	(1.48)	(1.55)	(1.24)

Total distributions	(1.66)	(1.99)	(1.48)	(1.55)	(1.24)

Net asset value, end of year	$131.01	$81.27	$94.03	$97.37	$89.37

Total Return
Based on net asset value	63.81%	(11.59)%	(1.89)%	10.74%	16.88%

Ratios to Average Net Assets
Total expenses	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	1.64%	1.83%	1.71%	1.44%	1.62%

Supplemental Data
Net assets, end of year (000)	$779,484	$256,007	$423,128	$632,934	$960,747

Portfolio turnover rate(d)	28%	11%	28%	6%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Goods ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$119.38	$123.43	$114.08	$119.04	$111.98

Net investment income(a)	2.44	2.77	3.04	2.50	2.32
Net realized and unrealized gain (loss)(b)	62.57	(3.83)	9.24	(5.24)	7.66

Net increase (decrease) from investment operations	65.01	(1.06)	12.28	(2.74)	9.98

Distributions(c)
From net investment income	(2.40)	(2.99)	(2.93)	(2.22)	(2.92)

Total distributions	(2.40)	(2.99)	(2.93)	(2.22)	(2.92)

Net asset value, end of year	$181.99	$119.38	$123.43	$114.08	$119.04

Total Return
Based on net asset value	54.87%	(0.86)%	10.95%	(2.41)%	9.04%

Ratios to Average Net Assets
Total expenses	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	1.57%	2.22%	2.61%	2.05%	2.03%

Supplemental Data
Net assets, end of year (000)	$691,548	$471,555	$469,043	$433,499	$720,184

Portfolio turnover rate(d)	4%	5%	4%	7%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Consumer Services ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$51.17	$54.31	$46.36	$41.31	$36.09

Net investment income(b)	0.44	0.52	0.40	0.45	0.38
Net realized and unrealized gain (loss)(c)	26.82	(3.11)	7.94	5.03	5.24

Net increase (decrease) from investment operations	27.26	(2.59)	8.34	5.48	5.62

Distributions(d)
From net investment income	(0.42)	(0.55)	(0.39)	(0.43)	(0.40)

Total distributions	(0.42)	(0.55)	(0.39)	(0.43)	(0.40)

Net asset value, end of year	$78.01	$51.17	$54.31	$46.36	$41.31

Total Return
Based on net asset value	53.48%	(4.79)%	18.09%	13.35%	15.71%

Ratios to Average Net Assets
Total expenses	0.41%	0.43%	0.42%	0.43%	0.44%

Net investment income	0.67%	0.96%	0.81%	1.04%	1.01%

Supplemental Data
Net assets, end of year (000)	$1,583,666	$798,171	$934,120	$741,682	$669,218

Portfolio turnover rate(e)	20%	31%	15%	10%	8%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	65

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financial Services ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$115.36	$136.07	$130.98	$108.38	$85.36

Net investment income(a)	2.52	2.58	2.17	1.73	1.47
Net realized and unrealized gain (loss)(b)	67.20	(20.69)	5.12	22.56	22.88

Net increase (decrease) from investment operations	69.72	(18.11)	7.29	24.29	24.35

Distributions(c)
From net investment income	(2.36)	(2.60)	(2.20)	(1.69)	(1.33)

Total distributions	(2.36)	(2.60)	(2.20)	(1.69)	(1.33)

Net asset value, end of year	$182.72	$115.36	$136.07	$130.98	$108.38

Total Return
Based on net asset value	61.14%	(13.46)%	5.72%	22.53%	28.74%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.85%	1.90%	1.68%	1.40%	1.49%

Supplemental Data
Net assets, end of year (000)	$1,635,325	$865,166	$1,435,523	$1,643,780	$1,430,646

Portfolio turnover rate(d)	7%	7%	4%	4%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Financials ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$53.39	$62.97	$58.86	$51.90	$43.46

Net investment income(b)	1.09	1.17	1.04	0.91	0.82
Net realized and unrealized gain (loss)(c)	26.76	(9.55)	4.16	6.95	8.46

Net increase (decrease) from investment operations	27.85	(8.38)	5.20	7.86	9.28

Distributions(d)
From net investment income	(1.06)	(1.20)	(1.09)	(0.90)	(0.84)

Total distributions	(1.06)	(1.20)	(1.09)	(0.90)	(0.84)

Net asset value, end of year	$80.18	$53.39	$62.97	$58.86	$51.90

Total Return
Based on net asset value	52.80%	(13.47)%	9.01%	15.21%	21.52%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	1.72%	1.85%	1.75%	1.59%	1.70%

Supplemental Data
Net assets, end of year (000)	$2,353,202	$1,233,235	$1,693,736	$2,295,315	$1,681,324

Portfolio turnover rate(e)	9%	6%	8%	6%	6%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	67

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares U.S. Industrials ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$68.98	$79.12	$70.80	$64.30	$54.33

Net investment income(b)	0.90	1.03	0.95	0.89	0.91
Net realized and unrealized gain (loss)(c)	41.28	(10.11)	8.39	6.53	9.94

Net increase (decrease) from investment operations	42.18	(9.08)	9.34	7.42	10.85

Distributions(d)
From net investment income	(0.90)	(1.06)	(1.02)	(0.92)	(0.88)

Total distributions	(0.90)	(1.06)	(1.02)	(0.92)	(0.88)

Net asset value, end of year	$110.26	$68.98	$79.12	$70.80	$64.30

Total Return
Based on net asset value	61.51%	(11.57)%	13.34%	11.57%	20.13%

Ratios to Average Net Assets
Total expenses	0.41%	0.42%	0.42%	0.43%	0.44%

Net investment income	0.99%	1.32%	1.29%	1.27%	1.55%

Supplemental Data
Net assets, end of year (000)	$1,697,961	$682,848	$941,547	$1,033,654	$983,820

Portfolio turnover rate(e)	5%	4%	5%	7%	10%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

MSCI KLD 400 Social	Diversified
MSCI USA ESG Select	Diversified
U.S. Basic Materials	Non-diversified
U.S. Consumer Goods	Non-diversified
U.S. Consumer Services	Diversified
U.S. Financial Services	Non-diversified
U.S. Financials	Diversified
U.S. Industrials	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

MSCI KLD 400 Social
Barclays Bank PLC	$82,184	$82,184		$—	$—
BNP Paribas Prime Brokerage International Ltd.	2,857,988	2,857,988		—	—
BofA Securities, Inc.	332,330	332,330		—	—
Citigroup Global Markets Inc.	242,902	242,902		—	—
Credit Suisse Securities (USA) LLC	1,731,040	1,731,040		—	—
Goldman Sachs & Co.	4,583,689	4,583,689		—	—
Jefferies LLC	209,079	209,079		—	—
Virtu Americas LLC	728,000	728,000		—	—
Wells Fargo Securities LLC	1,850,510	1,850,510		—	—

	$12,617,722	$12,617,722		$—	$—

MSCI USA ESG Select
BNP Paribas Securities Corp.	$131,233	$131,233		$—	$—
BofA Securities, Inc.	2,151,584	2,151,584		—	—
Citigroup Global Markets Inc.	1,374,182	1,374,182		—	—
Goldman Sachs & Co.	2,062,487	2,062,487		—	—
JPMorgan Securities LLC	14,440,418	14,440,418		—	—
UBS SECURITIES LLC	1,873,670	1,873,670		—	—
Virtu Americas LLC	4,597,029	4,597,029		—	—
Wells Fargo Securities LLC	559,688	559,688		—	—

	$27,190,291	$27,190,291		$—	$—

U.S. Consumer Goods
Goldman Sachs & Co.	$9,481	$9,481		$—	$—
National Financial Services LLC	1,094,841	1,094,841		—	—

	$1,104,322	$1,104,322		$—	$—

U.S. Consumer Services
Barclays Bank PLC	$3,219,348	$3,219,348		$—	$—
BNP Paribas Prime Brokerage International Ltd.	6,540,385	6,540,385		—	—
BNP Paribas Securities Corp.	3,754,229	3,754,229		—	—
Citigroup Global Markets Inc.	5,628,465	5,628,465		—	—
Goldman Sachs & Co.	689,145	689,145		—	—
JPMorgan Securities LLC	3,177,864	3,177,864		—	—
Morgan Stanley & Co. LLC	2,291,666	2,291,666		—	—
State Street Bank & Trust Company	5,261,187	5,261,187		—	—
UBS AG	12,044,860	12,044,860		—	—
Wells Fargo Securities LLC	7,772	7,772		—	—

	$42,614,921	$42,614,921		$—	$—

U.S. Financials
Barclays Bank PLC	$795	$795		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

U.S. Industrials
Barclays Capital Inc.	$762,666	$762,666		$—	$—
BNP Paribas Prime Brokerage International Ltd.	762,317	762,317		—	—
BofA Securities, Inc.	198,335	198,335		—	—
Citigroup Global Markets Inc.	29,342	29,342		—	—
Credit Suisse Securities (USA) LLC	325,368	325,368		—	—
Deutsche Bank Securities Inc.	268,748	268,748		—	—
Goldman Sachs & Co.	1,012,899	1,012,899		—	—
Jefferies LLC	155,556	155,556		—	—
JPMorgan Securities LLC	14,644,345	14,644,345		—	—
National Financial Services LLC	70,924	70,924		—	—
TD Prime Services LLC	561,032	561,032		—	—
UBS Securities LLC	4,605,269	4,605,269		—	—
Virtu Americas LLC	450,560	450,560		—	—

	$23,847,361	$23,847,361		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

MSCI KLD 400 Social	0.25%
MSCI USA ESG Select	0.25

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For its investment advisory services to each of the iShares U.S. Basic Materials, iShares U.S. Consumer Goods, iShares U.S. Consumer Services, iShares U.S. Financial Services, iShares U.S. Financials and iShares U.S. Industrials ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $10 billion	0.48%
Over $10 billion, up to and including $20 billion	0.43
Over $20 billion, up to and including $30 billion	0.38
Over $30 billion, up to and including $40 billion	0.34
Over $40 billion, up to and including $50 billion	0.33
Over $50 billion	0.31

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

MSCI KLD 400 Social	$35,192
MSCI USA ESG Select	49,214
U.S. Basic Materials	63,026
U.S. Consumer Goods	8,695
U.S. Consumer Services	83,031
U.S. Financial Services	35,030
U.S. Financials	23,482
U.S. Industrials	13,782

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements (continued)

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

MSCI KLD 400 Social	$43,558,184	$35,153,805	$(4,626,107)
MSCI USA ESG Select	303,955,661	222,831,327	(5,324,373)
U.S. Basic Materials	12,200,834	1,562,072	(1,072,368)
U.S. Consumer Goods	4,781,535	5,790,309	(1,497,239)
U.S. Consumer Services	67,865,908	60,536,769	(10,696,494)
U.S. Financial Services	18,467,688	7,412,104	(2,606,787)
U.S. Financials	49,767,117	18,982,583	(6,936,856)
U.S. Industrials	18,607,786	12,861,078	(3,944,885)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

MSCI KLD 400 Social	$126,835,430	$123,570,716
MSCI USA ESG Select	543,971,705	543,152,931
U.S. Basic Materials	146,727,168	145,917,362
U.S. Consumer Goods	27,903,739	27,229,747
U.S. Consumer Services	230,596,847	231,245,951
U.S. Financial Services	96,188,814	110,175,879
U.S. Financials	133,820,870	130,903,275
U.S. Industrials	48,692,531	49,578,314

For the year ended April 30, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

MSCI KLD 400 Social	$641,410,504	$215,509,217
MSCI USA ESG Select	1,791,444,999	830,132,372
U.S. Basic Materials	921,414,254	651,141,194
U.S. Consumer Goods	274,971,164	312,689,297
U.S. Consumer Services	529,942,202	217,439,761
U.S. Financial Services	1,455,287,105	1,227,032,203
U.S. Financials	1,640,477,306	1,125,866,752
U.S. Industrials	571,661,922	47,112,741

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2021, the following permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

MSCI KLD 400 Social	$91,391,371	$(91,391,371)
MSCI USA ESG Select	343,527,537	(343,527,537)
U.S. Basic Materials	108,697,700	(108,697,700)
U.S. Consumer Goods	105,294,873	(105,294,873)
U.S. Consumer Services	78,532,789	(78,532,789)
U.S. Financial Services	143,959,975	(143,959,975)
U.S. Financials	89,373,846	(89,373,846)
U.S. Industrials	13,101,810	(13,101,810)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20

MSCI KLD 400 Social
Ordinary income	$29,576,320	$25,894,221

MSCI USA ESG Select
Ordinary income	$25,919,845	$18,600,809

U.S. Basic Materials
Ordinary income	$8,165,209	$7,577,750

U.S. Consumer Goods
Ordinary income	$10,088,558	$11,302,181

U.S. Consumer Services
Ordinary income	$7,416,213	$8,919,976

U.S. Financial Services
Ordinary income	$25,484,339	$24,215,553

U.S. Financials
Ordinary income	$24,797,842	$30,056,151

U.S. Industrials
Ordinary income	$10,838,019	$11,834,973

As of April 30, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total

MSCI KLD 400 Social	$2,154,597	$(41,012,536)	$1,064,756,208		$1,025,898,269
MSCI USA ESG Select	1,937,799	(49,677,436)	610,903,600		563,163,963
U.S. Basic Materials	907,537	(128,356,659)	60,402,877		(67,046,245)
U.S. Consumer Goods	1,180,474	(20,394,671)	117,077,877		97,863,680
U.S. Consumer Services	537,986	(66,681,070)	385,841,937		319,698,853
U.S. Financial Services	2,281,036	(51,264,378)	285,779,821		236,796,479
U.S. Financials	791,706	(64,307,667)	274,554,825		211,038,864
U.S. Industrials	658,591	(31,473,020)	388,151,952		357,337,523

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the timing and recognition of partnership income and the characterization of corporate actions.

N O T E S T O F I N A N C I A L S T A T E M E N T S	75

Notes to Financial Statements (continued)

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MSCI KLD 400 Social	$2,061,729,172	$1,088,949,715	$(24,193,507)	$1,064,756,208
MSCI USA ESG Select	2,472,826,161	620,912,796	(10,009,196)	610,903,600
U.S. Basic Materials	719,004,757	61,725,947	(1,323,070)	60,402,877
U.S. Consumer Goods	575,170,575	152,998,582	(35,920,705)	117,077,877
U.S. Consumer Services	1,241,635,269	397,361,009	(11,519,072)	385,841,937
U.S. Financial Services	1,348,586,999	300,807,036	(15,027,215)	285,779,821
U.S. Financials	2,079,484,271	315,644,313	(41,089,488)	274,554,825
U.S. Industrials	1,331,849,056	433,845,767	(45,693,815)	388,151,952

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/21			Year Ended 04/30/20

iShares ETF	Shares		Amount	Shares		Amount

MSCI KLD 400 Social
Shares sold	9,250,000	(a)	$643,488,005	8,300,000	(a)	$463,954,811
Shares redeemed	(3,100,000	)(a)	(216,959,026)	(1,500,000	)(a)	(81,188,171)

Net increase	6,150,000		$426,528,979	6,800,000		$382,766,640

MSCI USA ESG Select
Shares sold	22,250,000	(a)	$1,797,422,226	8,300,000	(a)	$507,863,039
Shares redeemed	(9,950,000	)(a)	(833,399,325)	(3,800,000	)(a)	(235,871,724)

Net increase	12,300,000		$964,022,901	4,500,000		$271,991,315

U.S. Basic Materials
Shares sold	8,500,000		$923,891,071	500,000		$42,812,086
Shares redeemed	(5,700,000)		(653,053,980)	(1,850,000)		(161,533,178)

Net increase (decrease)	2,800,000		$270,837,091	(1,350,000)		$(118,721,092)

U.S. Consumer Goods
Shares sold	1,800,000		$275,702,671	600,000		$74,072,202
Shares redeemed	(1,950,000)		(313,508,060)	(450,000)		(55,867,093)

Net increase (decrease)	(150,000)		$(37,805,389)	150,000		$18,205,109

U.S. Consumer Services
Shares sold	8,150,000	(b)	$530,844,571	7,000,000	(b)	$369,991,124
Shares redeemed	(3,450,000	)(b)	(218,005,009)	(8,600,000	)(b)	(453,621,072)

Net increase (decrease)	4,700,000		$312,839,562	(1,600,000)		$(83,629,948)

U.S. Financial Services
Shares sold	11,200,000		$1,462,505,864	2,250,000		$313,792,935
Shares redeemed	(9,750,000)		(1,250,380,085)	(5,300,000)		(676,235,485)

Net increase (decrease)	1,450,000		$212,125,779	(3,050,000)		$(362,442,550)

U.S. Financials
Shares sold	25,700,000	(a)	$1,648,032,759	15,300,000	(a)	$923,744,884
Shares redeemed	(19,450,000	)(a)	(1,135,743,681)	(19,100,000	)(a)	(1,131,180,492)

Net increase (decrease)	6,250,000		$512,289,078	(3,800,000)		$(207,435,608)

U.S. Industrials
Shares sold	6,050,000	(a)	$572,947,274	1,600,000	(a)	$127,906,850
Shares redeemed	(550,000	)(a)	(47,224,271)	(3,600,000	)(a)	(270,032,446)

Net increase (decrease)	5,500,000		$525,723,003	(2,000,000)		$(142,125,596)

N O T E S T O F I N A N C I A L S T A T E M E N T S	77

Notes to Financial Statements (continued)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a stock split for the following Funds, effective after the close of trading on December 4, 2020, for the shareholders of record on December 2, 2020. The impact of the stock split was an increase in the number of shares outstanding, while decreasing the NAV per share, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock split.

iShares ETF	Forward Share Split

MSCI KLD 400 Social	2 for 1
MSCI USA ESG Select	2 for 1
U.S. Consumer Services	4 for 1
U.S. Financials	2 for 1
U.S. Industrials	2 for 1

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares U.S. Consumer Services ETF and iShares MSCI KLD 400 Social ETF received proceeds of $336,974 and $23,018, respectively, in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF,

iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF,

iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF,

iShares U.S. Financials ETF and iShares U.S. Industrials ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF and iShares U.S. Industrials ETF (eight of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	79

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

MSCI KLD 400 Social	100.00%
MSCI USA ESG Select	100.00%
U.S. Basic Materials	94.14%
U.S. Consumer Goods	100.00%
U.S. Consumer Services	100.00%
U.S. Financial Services	100.00%
U.S. Financials	89.97%
U.S. Industrials	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Dividend Income

MSCI KLD 400 Social	$34,588,654
MSCI USA ESG Select	30,553,990
U.S. Basic Materials	10,592,876
U.S. Consumer Goods	12,784,234
U.S. Consumer Services	12,102,094
U.S. Financial Services	31,105,485
U.S. Financials	23,850,182
U.S. Industrials	15,535,346

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Business Income

MSCI KLD 400 Social	$1,187,809
MSCI USA ESG Select	1,043,124
U.S. Consumer Services	760
U.S. Financials	5,788,172

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Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares MSCI KLD 400 Social ETF, iShares MSCI USA ESG Select ETF, iShares U.S. Basic Materials ETF, iShares U.S. Consumer Goods ETF, iShares U.S. Consumer Services ETF, iShares U.S. Financial Services ETF, iShares U.S. Financials ETF and iShares U.S. Industrials ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	81

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

MSCI KLD 400 Social(a)	$0.825837	$—	$0.010309	$0.836146	99%	—%	1%		100%
MSCI USA ESG Select(a)	0.966350	—	0.010478	0.976828	99	—	1		100
U.S. Basic Materials	1.656611	—	—	1.656611	100	—	—		100
U.S. Consumer Goods	2.395476	—	—	2.395476	100	—	—		100
U.S. Consumer Services(a)	0.422664	—	0.000363	0.423027	100	—	0	(b)	100
U.S. Financial Services	2.358737	—	—	2.358737	100	—	—		100
U.S. Financials(a)	0.981723	—	0.077131	1.058854	93	—	7		100
U.S. Industrials(a)	0.892591	—	0.007289	0.899880	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of April 30, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	85

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-402-0421

APRIL 30, 2021

2021 Annual Report

iShares Trust

•	iShares Core Dividend Growth ETF | DGRO | NYSE Arca

•	iShares Core High Dividend ETF | HDV | NYSE Arca

•	iShares International Select Dividend ETF | IDV | Cboe BZX

•	iShares Select Dividend ETF | DVY | NASDAQ

•	iShares U.S. Dividend and Buyback ETF | DIVB | Cboe BZX

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended April 30, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 45.75% in U.S. dollar terms for the reporting period.

The reporting period began amid significant uncertainty surrounding the coronavirus pandemic. However, stocks continued to recover from the multi-year low reached in March 2020, as governments took measures to adapt to the economic and public health impact of COVID-19. In November 2020, news that several vaccines under development showed high effectiveness rates further boosted equities. Optimism about the global economic growth outlook and the beginning of vaccination programs led to further advances, and stocks surpassed pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment was elevated, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals received direct stimulus payments and Congress eased rules around loans to businesses that kept employees on payroll. As lockdowns eased, unemployment began to decline, decreasing significantly between May 2020 and December 2020. The economy rebounded, with growth resuming in the third quarter of 2020, although unemployment remained well above pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world returned to growth. The continent also had a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021. This resurgence prompted the return of some restrictions, and the economy contracted again in the first quarter of 2021.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied significantly by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period, particularly in India. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

4	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	40.52%	16.05%	13.18%	40.52%	110.44%	134.75%
Fund Market	40.75	16.05	13.20	40.75	110.53	134.93
Index	40.63	16.13	13.25	40.63	111.19	135.69

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,296.40	$0.46		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	iShares® Core Dividend Growth ETF

Portfolio Management Commentary

Stocks of firms with a history of consistently growing dividends advanced strongly for the reporting period. In response to the coronavirus pandemic, some companies reduced or suspended dividend payments, although total dividend payments in the U.S. still rose slightly in 2020. The improving economy and a recovery in corporate earnings led to a rise in the rate of dividend increases in the first quarter of 2021.

The financials sector contributed the most to the Index’s return, led by the banking industry. Banks posted record revenues, driven by increased lending and deal-making. Unprecedented Fed stimulus and increasing interest rates raised investor optimism about an economic rebound, further aiding bank stocks. In the wake of the pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, the anticipated wave of unpaid loans did not materialize, leading banks to post loan loss reserves as income. Capital markets companies in the diversified financials industry also advanced, helped by a surge in retail trading and equity-underwriting revenues.

The information technology sector contributed significantly to the Index’s performance as pandemic-related restrictions led to an increase in remote work, driving demand for technology products and services. The sector’s advance was propelled by the technology hardware and equipment industry amid robust sales of personal computing equipment, 5G cell phones, and strong demand for streaming services and apps. The semiconductors and semiconductor equipment industry benefited from strong demand, which led to a semiconductor shortage and boosted revenues of chip makers. An increase in production as factories increased manufacturing late in the reporting period also supported the industry.

Strong gains in the industrial sector also contributed, led by capital goods companies, as new orders for U.S. goods rose amid accelerating economic growth. Within the industry, machinery stocks advanced, driven by rising sales to dealers restocking equipment to increase inventories.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	19.9%
Financials	18.0
Health Care	17.2
Industrials	12.5
Consumer Staples	9.4
Utilities	7.7
Consumer Discretionary	7.6
Communication Services	4.4
Materials	3.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	3.1%
Apple Inc.	3.0
Pfizer Inc.	2.9
Johnson & Johnson	2.8
Verizon Communications Inc.	2.7
JPMorgan Chase & Co.	2.7
Procter & Gamble Co. (The)	2.5
Home Depot Inc. (The)	2.4
Merck & Co. Inc.	2.0
Cisco Systems Inc.	2.0

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	21.70%	7.81%	9.87%	21.70%	45.66%	156.41%
Fund Market	21.79	7.80	9.87	21.79	45.57	156.37
Index	21.77	7.90	10.09	21.77	46.24	161.45

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,252.90	$0.45		$1,000.00	$1,024.40	$0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	iShares® Core High Dividend ETF

Portfolio Management Commentary

Stocks with histories of high dividend yields gained during the reporting period, as unprecedented monetary and fiscal stimulus, coupled with the rollout of COVID-19 vaccination programs, drove a robust rebound in economic activity. Companies were reluctant to raise dividends during the coronavirus pandemic and some even suspended payouts. In February 2021, dividend yields dipped below bond yields amid lower prospective dividends and expectations of inflation. However, late in the reporting period, companies began raising dividends, minimizing the impact of rising inflation by increasing income with each payout.

The energy sector was the primary contributor to the Index’s return, led by oil, gas, and consumable fuels companies. Despite revenue and profit declines driven by lower production levels, the stock prices of multinational integrated oil and gas companies appreciated during the reporting period. News of the development of an effective COVID-19 vaccine boosted optimism about a resumption of economic activity and demand for oil. In response to reduced capacity and production levels, companies relied on strong balance sheets and conservative capital spending, which helped them maintain dividend payout levels.

The industrials also contributed strongly to the Index’s return, led by the capital goods industry. Electrical equipment companies maintained and raised dividends amid successful restructuring. Diversified product lines led to strong cash flows for the industry. The growth of e-commerce drove contribution in the transportation industry as higher shipments and package deliveries boosted profit and revenue for air freight and logistics companies.

The financials sector also contributed meaningfully, led by asset management and custody banks in the diversified financials industry. Record-high savings during the pandemic, particularly for wealthy households, drove growth of assets under management, which, together with lower expenses, bolstered industry profits. Growth and awareness of sustainable investing also bolstered investor sentiment, further supporting the industry’s gains.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Energy	18.0%
Health Care	16.1
Consumer Staples	15.1
Financials	14.0
Information Technology	10.9
Utilities	8.5
Communication Services	6.5
Industrials	5.9
Consumer Discretionary	3.6
Materials	1.3
Real Estate	0.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	8.4%
JPMorgan Chase & Co.	6.7
Johnson & Johnson	6.7
Verizon Communications Inc.	6.5
Chevron Corp.	5.7
Procter & Gamble Co. (The)	5.1
Coca-Cola Co. (The)	4.1
Merck & Co. Inc.	4.0
Cisco Systems Inc.	4.0
Altria Group Inc.	3.9

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® International Select Dividend ETF

Investment Objective

The iShares International Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets, as represented by the Dow Jones EPAC Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	40.57%	7.38%	3.82%	40.57%	42.76%	45.51%
Fund Market	41.89	7.36	3.75	41.89	42.64	44.46
Index	40.12	7.40	3.89	40.12	42.92	46.42

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$1,000.00	$1,369.10	$2.88		$1,000.00	$1,022.40	$2.46		0.49%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021 (continued)	iShares® International Select Dividend ETF

Portfolio Management Commentary

International dividend stocks advanced during the reporting period as the global economic recovery assuaged concerns about the ability of companies to pay dividends. Many firms suspended, reduced, or eliminated dividends in 2020 due to the impact of COVID-19, but the overall decrease was less sharp than expected. As economic growth rebounded, companies began to reinstate or increase dividends, and expectations for dividend growth rose late in the reporting period. Additionally, low bond yields made dividend-paying stocks more attractive to investors.

Financials stocks contributed the most to the Index’s return, led by Australian and Canadian banks, which advanced as both economies returned to growth in the second half of the reporting period. Australian bank stocks advanced as low interest rates and a healthy housing market drove loan volumes higher, with home loans and building permits approaching 20-year highs. Lower-than-expected deferrals kept provisioning costs low. Expectations for strong profits and dividend growth also bolstered bank stocks as the government loosened payout limits. A large bank raised its dividend in February 2021, further raising investor expectations. In Canada, most large banks maintained dividend payments despite a sharp rise in loss provisions in 2020, which weighed on earnings. However, earnings rebounded in 2021, as provisioning dropped significantly following government stimulus programs that mitigated loan losses. Canadian banks also benefited from increasing demand for mortgages and stimulus-driven liquidity and market volatility, which boosted wealth management revenues. Although the Canadian government’s prohibition on dividend increases remained in place, investor expectations for dividend growth supported stocks, given banks’ high capital levels.

The materials sector also contributed significantly to the Index’s return, driven by U.K. and Australian metals and mining stocks. Prices for iron ore, a key steelmaking ingredient, reached multi-year highs amid surging Chinese demand, supported by stimulus-driven infrastructure projects. Rising prices for copper and other metals also helped metals and mining companies, which announced record dividend payouts.

Utilities stocks further contributed, as earnings and revenues rebounded from pandemic-induced lows. Companies benefited from higher power and gas prices as energy demand recovered. Firms with a renewable energy focus or assets were notable contributors, particularly in the U.K. and Europe, and utilities’ relatively resilient dividends appealed to yield-seeking investors.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Financials	30.4%
Utilities	19.8
Materials	13.3
Communication Services	7.6
Industrials	6.8
Energy	6.6
Real Estate	5.9
Consumer Staples	5.1
Consumer Discretionary	2.2
Health Care	1.9
Information Technology	0.4

TEN LARGEST GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Total Investments	(a)
United Kingdom	21.9%
Hong Kong	11.0
Canada	9.8
Spain	9.1
South Korea	7.2
Italy	7.2
Australia	6.7
France	5.1
Switzerland	4.2
Japan	4.1

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	52.54%	11.47%	12.06%	52.54%	72.12%	212.27%
Fund Market	52.50	11.45	12.05	52.50	71.98	211.89
Index	53.35	11.93	12.50	53.35	75.68	224.61

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,452.50	$2.31		$1,000.00	$1,022.90	$1.91		0.38%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	iShares® Select Dividend ETF

Portfolio Management Commentary

U.S. stocks with relatively high dividends advanced significantly for the reporting period. Although some companies reduced or suspended dividend payments as the coronavirus pandemic took hold, total dividend payments in the U.S. rose in 2020, reaching a record high. The improving economy and a recovery in corporate earnings also led to an increase in the rate of dividend increases in the first quarter of 2021.

The financials sector contributed the most to the Index’s return, led by banks. In June 2020 the Fed instituted restrictions on U.S. banks’ dividend and stock buyback activities. However, in March 2021 the Fed announced that these restrictions would ease later in 2021 for banks that met capital requirements. Bank earnings are dependent on the performance of the broader economy, and bank stocks rose as conditions improved. The development of effective COVID-19 vaccines raised investors’ expectations of an economic rebound, benefiting bank stocks. Late in the reporting period, higher long-term bond yields and a steepening yield curve (a graphical representation of U.S. Treasury rates at different maturities) also pointed to a strengthening economy, further supporting banks. Higher interest rates and a steeper yield curve often improve banks’ profitability by widening the difference between the interest they charge to borrowing customers and banks’ own cost of borrowing. The insurance industry also contributed, as investment profits among life and health insurers helped offset losses from increased claims due to the pandemic.

The communication services sector was also a solid contributor to the Index’s performance. The broadcasting industry was the leading source of strength, bolstered by an affiliation deal that secured continued broadcasting rights for major U.S. markets. Revenues from streaming services also helped the industry, as did a deal to make live content available on another platform. Materials stocks also advanced, as increased demand for shipping materials, driven by higher online purchases, bolstered the containers and packaging industry.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Utilities	26.7%
Financials	22.6
Energy	8.4
Consumer Staples	8.4
Communication Services	7.3
Materials	7.2
Information Technology	6.3
Consumer Discretionary	5.3
Industrials	4.0
Health Care	3.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
ONEOK Inc.	2.3%
Altria Group Inc.	2.2
AT&T Inc.	2.2
PPL Corp.	1.9
Philip Morris International Inc.	1.8
International Business Machines Corp.	1.7
Exxon Mobil Corp.	1.7
Prudential Financial Inc.	1.7
FirstEnergy Corp.	1.5
Pfizer Inc.	1.5

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® U.S. Dividend and Buyback ETF

Investment Objective

The iShares U.S. Dividend and Buyback ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns		Cumulative Total Returns

	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	51.33%	15.75%	51.33%	66.35%
Fund Market	51.32	15.75	51.32	66.34
Index	51.78	16.05	51.78	67.90

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/7/17. The first day of secondary market trading was 11/9/17.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 15 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$1,393.00	$1.48		$1,000.00	$1,023.60	$1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 15 for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2021 (continued)	iShares® U.S. Dividend and Buyback ETF

Portfolio Management Commentary

Stocks with histories of paying dividends or making buybacks advanced for the reporting period as the global economic recovery assuaged concerns about the ability of companies to pay dividends and repurchase stocks. Dividends and buybacks, which some companies suspended, reduced, or eliminated early in the coronavirus pandemic, rose late in the reporting period, along with expectations for further increases. Meanwhile, low bond yields made dividend-paying stocks more attractive to investors.

Financials stocks were the largest contributors to the Index’s return, led by banks, which advanced sharply as investors grew optimistic about economic growth amid rebounding consumer spending, Fed credit market support, and COVID-19 vaccine distribution. The prospect of renewed stock buybacks and dividend increases, as the Fed relaxed restrictions, further bolstered bank stocks. Banks announced stock buybacks and raised cash to strengthen their balance sheets. Long-term bond yields rose more than short-term yields, which benefited banks because they can increase profit margins by borrowing at short-term interest rates and lending at longer-term interest rates. A surge in equity trading volume boosted profit margins for large banks and supported the diversified financials industry.

Information technology stocks also contributed significantly to the Index’s return, as the pandemic disrupted normal business practices and limited face-to-face contact, prompting a rebound in both consumer and business information technology systems. Technology hardware and equipment stocks advanced sharply amid strong revenues due to worldwide growth in demand for mobile phones, especially 5G-enabled phones, computers, tablets, wearable technology, and high-margin services such as streaming video and payment processing. The sector was a leader in increasing buybacks and raising dividends.

Industrials stocks also contributed to the Index’s return amid a rebound in industrial production from the lowest levels since the financial crisis of 2008, increases in factory orders, and investor enthusiasm about the economic recovery. Investor expectations for dividend increases and buybacks also bolstered stocks in the sector.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)
Information Technology	24.3%
Financials	20.2
Health Care	13.1
Communication Services	8.4
Industrials	8.2
Consumer Staples	7.8
Consumer Discretionary	7.5
Energy	4.8
Materials	2.4
Real Estate	1.7
Utilities	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Apple Inc.	5.1%
Microsoft Corp.	4.2
JPMorgan Chase & Co.	2.7
Bank of America Corp.	2.3
AT&T Inc.	2.0
Wells Fargo & Co.	2.0
Intel Corp.	1.8
Citigroup Inc.	1.7
Procter & Gamble Co. (The)	1.7
Johnson & Johnson	1.6

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	15

Schedule of Investments April 30, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
BWX Technologies Inc.	67,628	$4,525,666
General Dynamics Corp.	333,389	63,420,590
HEICO Corp.	2,974	418,739
HEICO Corp., Class A	6,073	766,898
Huntington Ingalls Industries Inc.	55,173	11,714,331
L3Harris Technologies Inc.	210,362	44,014,041
Lockheed Martin Corp.	421,944	160,575,009
Northrop Grumman Corp.	168,035	59,558,325
Raytheon Technologies Corp.	2,116,882	176,209,258

		521,202,857

Air Freight & Logistics — 1.2%
CH Robinson Worldwide Inc.	164,969	16,015,191
Expeditors International of Washington Inc.	101,674	11,169,906
United Parcel Service Inc., Class B	991,919	202,212,607

		229,397,704

Auto Components — 0.1%
Gentex Corp.	181,413	6,382,109
LCI Industries	30,082	4,407,013

		10,789,122

Automobiles — 0.0%
Thor Industries Inc.	38,112	5,396,278

Banks — 9.0%
Atlantic Union Bankshares Corp.	111,884	4,326,554
BancorpSouth Bank	121,958	3,608,737
Bank of America Corp.	8,237,892	333,881,763
Bank of Hawaii Corp.	64,565	5,868,313
Bank OZK	173,236	7,100,944
BOK Financial Corp.	38,357	3,373,115
Cathay General Bancorp	120,842	4,891,684
Citigroup Inc.	3,234,510	230,426,492
Commerce Bancshares Inc.	81,037	6,305,489
Community Bank System Inc.	53,253	4,134,030
Cullen/Frost Bankers Inc.	80,513	9,666,391
CVB Financial Corp.	206,173	4,372,929
First Financial Bankshares Inc.	84,999	4,171,751
First Republic Bank/CA	45,813	8,394,774
Fulton Financial Corp.	272,068	4,638,759
Glacier Bancorp. Inc.	101,566	5,987,316
Hilltop Holdings Inc.	46,600	1,640,320
Home BancShares Inc./AR	172,204	4,792,437
Independent Bank Corp.	34,417	2,818,752
Independent Bank Group Inc.	32,354	2,443,051
JPMorgan Chase & Co.	3,195,617	491,517,851
PNC Financial Services Group Inc. (The)	615,744	115,113,341
Popular Inc.	105,050	7,769,498
Prosperity Bancshares Inc.	131,898	9,676,037
Regions Financial Corp.	1,557,554	33,954,677
ServisFirst Bancshares Inc.	37,067	2,344,117
Simmons First National Corp., Class A	124,383	3,544,916
South State Corp.	85,474	7,207,168
Synovus Financial Corp.	229,130	10,737,032
TCF Financial Corp.	249,111	11,339,533
Truist Financial Corp.	2,317,881	137,473,522
U.S. Bancorp	2,405,191	142,748,086
UMB Financial Corp.	32,604	3,163,566
United Community Banks Inc./GA	94,831	3,102,870
Webster Financial Corp.	133,497	7,063,326

Security	Shares	Value

Banks (continued)
Wintrust Financial Corp.	50,633	$3,903,804
Zions Bancorp. NA	217,862	12,156,700

		1,655,659,645

Beverages — 2.1%
Brown-Forman Corp., Class A	33,852	2,415,340
Brown-Forman Corp., Class B, NVS	102,383	7,809,775
Constellation Brands Inc., Class A	126,012	30,283,204
PepsiCo Inc.	2,376,537	342,601,574

		383,109,893

Biotechnology — 1.3%
Amgen Inc.	1,001,010	239,882,036

Building Products — 0.5%
A O Smith Corp.	122,048	8,268,752
AAON Inc.	10,525	688,440
Advanced Drainage Systems Inc.	9,205	1,027,830
Allegion PLC	57,611	7,741,766
Fortune Brands Home & Security Inc.	90,362	9,486,203
Lennox International Inc.	20,520	6,881,177
Masco Corp.	143,668	9,177,512
Owens Corning	74,531	7,215,346
Simpson Manufacturing Co. Inc.	20,870	2,352,049
Trane Technologies PLC	175,312	30,474,485
UFP Industries Inc.	30,427	2,557,085

		85,870,645

Capital Markets — 4.8%
Ameriprise Financial Inc.	122,203	31,577,255
Bank of New York Mellon Corp. (The)	1,237,869	61,744,906
BlackRock Inc.(a)	158,780	130,088,454
Charles Schwab Corp. (The)	928,046	65,334,438
CME Group Inc.	331,946	67,049,773
Cohen & Steers Inc.	30,645	2,084,473
Evercore Inc., Class A	41,462	5,810,070
FactSet Research Systems Inc.	21,116	7,099,621
Goldman Sachs Group Inc. (The)	282,506	98,439,216
Houlihan Lokey Inc.	56,904	3,771,028
Intercontinental Exchange Inc.	327,768	38,581,571
MarketAxess Holdings Inc.	10,788	5,269,506
Moody’s Corp.	77,270	25,244,882
Morgan Stanley	1,352,572	111,654,819
MSCI Inc.	35,552	17,270,095
Nasdaq Inc.	87,628	14,155,427
Northern Trust Corp.	323,344	36,796,547
Raymond James Financial Inc.	90,999	11,900,849
S&P Global Inc.	120,958	47,220,794
SEI Investments Co.	84,443	5,188,178
State Street Corp.	493,804	41,454,846
T Rowe Price Group Inc.	261,079	46,785,357

		874,522,105

Chemicals — 2.4%
Air Products & Chemicals Inc.	245,022	70,683,947
Albemarle Corp.	65,650	11,040,360
Ashland Global Holdings Inc.	38,458	3,315,464
Avient Corp.	90,105	4,574,631
Balchem Corp.	8,587	1,092,181
Cabot Corp.	84,141	4,617,658
Celanese Corp.	121,116	18,972,821
Eastman Chemical Co.	179,825	20,750,007
Ecolab Inc.	123,704	27,724,540

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
HB Fuller Co.	31,531	$2,106,901
Innospec Inc.	13,728	1,337,244
International Flavors & Fragrances Inc.	318,421	45,269,914
Linde PLC	427,467	122,187,167
NewMarket Corp.	7,643	2,648,987
PPG Industries Inc.	193,182	33,080,486
Quaker Chemical Corp.	4,618	1,119,172
RPM International Inc.	126,039	11,953,539
Scotts Miracle-Gro Co. (The)	26,119	6,037,668
Sensient Technologies Corp.	46,260	3,804,422
Sherwin-Williams Co. (The)	128,918	35,306,773
Stepan Co.	10,586	1,383,167
Valvoline Inc.	198,850	6,243,890
Westlake Chemical Corp.	22,049	2,070,181
WR Grace & Co.	68,864	4,733,023

		442,054,143

Commercial Services & Supplies — 0.6%
ABM Industries Inc.	56,305	2,894,640
Brady Corp., Class A, NVS	42,885	2,340,234
Cintas Corp.	42,089	14,526,598
Healthcare Services Group Inc.	117,440	3,517,328
MSA Safety Inc.	21,236	3,413,899
Republic Services Inc.	209,781	22,299,720
Tetra Tech Inc.	15,431	1,969,459
Waste Management Inc.	391,681	54,040,228

		105,002,106

Communications Equipment — 2.1%
Cisco Systems Inc.	7,077,065	360,293,379
Motorola Solutions Inc.	151,539	28,534,794

		388,828,173

Construction Materials — 0.1%
Martin Marietta Materials Inc.	23,392	8,260,183
Vulcan Materials Co.	64,463	11,489,885

		19,750,068

Consumer Finance — 0.8%
Ally Financial Inc.	351,680	18,093,936
American Express Co.	429,566	65,873,946
Discover Financial Services	304,424	34,704,336
FirstCash Inc.	37,268	2,684,414
Synchrony Financial	645,853	28,249,610

		149,606,242

Containers & Packaging — 0.4%
AptarGroup Inc.	37,395	5,639,540
Avery Dennison Corp.	64,632	13,842,235
International Paper Co.	826,652	47,945,816
Silgan Holdings Inc.	50,180	2,116,091
Sonoco Products Co.	162,207	10,618,070

		80,161,752

Distributors — 0.2%
Genuine Parts Co.	222,674	27,827,570
Pool Corp.	15,003	6,339,067

		34,166,637

Diversified Consumer Services — 0.1%
Service Corp. International	172,831	9,236,089

Diversified Telecommunication Services — 2.7%
Verizon Communications Inc.	8,645,992	499,651,878

Security	Shares	Value

Electric Utilities — 4.7%
ALLETE Inc.	109,595	$7,711,104
Alliant Energy Corp.	448,904	25,214,938
American Electric Power Co. Inc.	1,016,313	90,157,126
Duke Energy Corp.	1,757,402	176,952,807
Edison International	968,651	57,586,302
Entergy Corp.	453,135	49,523,124
Evergy Inc.	476,992	30,513,178
Eversource Energy	533,769	46,021,563
Exelon Corp.	2,002,716	90,002,057
IDACORP Inc.	85,201	8,731,398
MGE Energy Inc.	41,520	3,106,111
NextEra Energy Inc.	2,275,708	176,390,127
Pinnacle West Capital Corp.	268,090	22,693,819
PNM Resources Inc.	121,271	5,985,937
Portland General Electric Co.	177,653	9,035,432
Xcel Energy Inc.	817,066	58,256,806

		857,881,829

Electrical Equipment — 1.0%
Eaton Corp. PLC	469,561	67,114,354
Emerson Electric Co.	740,064	66,968,391
Hubbell Inc.	63,842	12,258,302
nVent Electric PLC	229,880	6,999,846
Regal Beloit Corp.	19,189	2,771,467
Rockwell Automation Inc.	106,044	28,023,188

		184,135,548

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	314,494	21,178,026
Badger Meter Inc.	11,517	1,075,573
CDW Corp./DE	82,241	14,666,037
Cognex Corp.	30,111	2,593,159
Corning Inc.	1,058,574	46,799,556
FLIR Systems Inc.	91,800	5,505,246
Littelfuse Inc.	9,765	2,590,069
TE Connectivity Ltd.	274,559	36,919,949
Vishay Intertechnology Inc.	116,403	2,860,022

		134,187,637

Entertainment — 0.1%
Activision Blizzard Inc.	195,120	17,792,993

Food & Staples Retailing — 1.6%
Casey’s General Stores Inc.	13,578	3,016,896
Costco Wholesale Corp.	214,295	79,737,026
Kroger Co. (The)	890,342	32,533,097
Walmart Inc.	1,272,413	178,023,303

		293,310,322

Food Products — 1.8%
Archer-Daniels-Midland Co.	790,277	49,890,187
Flowers Foods Inc.	377,314	9,040,443
Hershey Co. (The)	173,861	28,565,362
Hormel Foods Corp.	320,744	14,818,373
Ingredion Inc.	105,485	9,853,354
JM Smucker Co. (The)	190,233	24,918,621
Kellogg Co.	543,499	33,925,208
Lancaster Colony Corp.	17,915	3,309,080
McCormick & Co. Inc./MD, NVS	221,454	20,010,583
Mondelez International Inc., Class A	1,801,215	109,531,884
Tyson Foods Inc., Class A	397,860	30,814,257

		334,677,352

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Gas Utilities — 0.4%
Atmos Energy Corp.	194,858	$20,185,340
National Fuel Gas Co.	183,978	9,136,347
New Jersey Resources Corp.	176,088	7,386,892
ONE Gas Inc.	93,189	7,498,919
Southwest Gas Holdings Inc.	107,851	7,519,372
Spire Inc.	104,157	7,847,188
UGI Corp.	379,266	16,577,717

		76,151,775

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	1,546,271	185,676,222
Baxter International Inc.	362,371	31,051,571
Becton Dickinson and Co.	227,600	56,629,156
Danaher Corp.	120,136	30,507,336
DENTSPLY SIRONA Inc.	79,318	5,354,758
Hill-Rom Holdings Inc.	30,820	3,396,980
Medtronic PLC	1,478,097	193,512,459
ResMed Inc.	68,523	12,880,268
STERIS PLC	42,723	9,015,408
Stryker Corp.	192,985	50,683,651
West Pharmaceutical Services Inc.	10,629	3,491,839

		582,199,648

Health Care Providers & Services — 2.6%
AmerisourceBergen Corp.	130,300	15,740,240
Anthem Inc.	158,903	60,286,209
Cardinal Health Inc.	571,210	34,466,811
Chemed Corp.	2,884	1,374,543
Encompass Health Corp.	79,522	6,748,237
Ensign Group Inc. (The)	6,865	589,360
Humana Inc.	46,119	20,534,024
McKesson Corp.	82,556	15,484,203
Quest Diagnostics Inc.	145,387	19,173,638
UnitedHealth Group Inc.	762,167	303,952,200

		478,349,465

Hotels, Restaurants & Leisure — 2.2%
Domino’s Pizza Inc.	19,416	8,200,154
McDonald’s Corp.	1,012,342	238,993,699
Starbucks Corp.	1,100,929	126,045,361
Yum! Brands Inc.	324,459	38,779,340

		412,018,554

Household Durables — 0.3%
DR Horton Inc.	181,602	17,849,661
Leggett & Platt Inc.	241,893	12,014,825
Whirlpool Corp.	86,043	20,344,867

		50,209,353

Household Products — 3.7%
Church & Dwight Co. Inc.	174,059	14,923,819
Clorox Co. (The)	166,346	30,358,145
Colgate-Palmolive Co.	1,117,833	90,209,123
Energizer Holdings Inc.	84,296	4,155,793
Kimberly-Clark Corp.	608,184	81,083,091
Procter & Gamble Co. (The)	3,459,061	461,507,918
WD-40 Co.	6,727	1,673,274

		683,911,163

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	819,275	22,792,231

Industrial Conglomerates — 2.1%
3M Co.	1,039,472	204,921,510
Carlisle Companies Inc.	39,814	7,630,353

Security	Shares	Value

Industrial Conglomerates (continued)
Honeywell International Inc.	688,583	$153,581,552
Roper Technologies Inc.	34,469	15,388,341

		381,521,756

Insurance — 3.4%
Aflac Inc.	951,086	51,101,851
Allstate Corp. (The)	323,443	41,012,572
American Equity Investment Life Holding Co.	42,261	1,309,246
American Financial Group Inc./OH	67,855	8,336,665
Aon PLC, Class A	103,034	25,906,869
Arthur J Gallagher & Co.	155,477	22,536,391
Assurant Inc.	63,526	9,884,646
Assured Guaranty Ltd.	78,641	3,998,895
Axis Capital Holdings Ltd.	146,014	8,147,581
Brown & Brown Inc.	103,917	5,526,306
Chubb Ltd.	456,110	78,263,915
Cincinnati Financial Corp.	190,230	21,435,116
CNO Financial Group Inc.	145,004	3,701,952
Erie Indemnity Co., Class A, NVS	24,956	5,341,083
Everest Re Group Ltd.	55,826	15,461,011
Fidelity National Financial Inc.	555,074	25,322,476
First American Financial Corp.	204,691	13,202,570
Globe Life Inc.	40,060	4,105,749
Hanover Insurance Group Inc. (The)	45,756	6,328,512
Hartford Financial Services Group Inc. (The)	513,389	33,863,138
Kinsale Capital Group Inc.	2,963	515,592
Lincoln National Corp.	279,153	17,902,082
Marsh & McLennan Companies Inc.	451,848	61,315,774
MetLife Inc.	1,307,107	83,171,218
Primerica Inc.	27,476	4,389,841
Reinsurance Group of America Inc.	82,387	10,753,975
RenaissanceRe Holdings Ltd.	24,490	4,134,157
RLI Corp.	18,893	2,105,814
Selective Insurance Group Inc.	44,487	3,387,240
Travelers Companies Inc. (The)	310,592	48,036,159
W R Berkley Corp.	50,085	3,992,776

		624,491,172

IT Services — 3.0%
Accenture PLC, Class A	487,117	141,249,317
Automatic Data Processing Inc.	492,090	92,015,909
Broadridge Financial Solutions Inc.	105,009	16,657,578
Fidelity National Information Services Inc.	335,646	51,320,273
Jack Henry & Associates Inc.	49,480	8,056,828
Mastercard Inc., Class A	227,832	87,045,494
TTEC Holdings Inc.	8,306	844,969
Visa Inc., Class A	546,243	127,580,515
Western Union Co. (The)	846,284	21,800,276

		546,571,159

Leisure Products — 0.2%
Brunswick Corp./DE	48,245	5,168,487
Hasbro Inc.	201,465	20,035,694
Polaris Inc.	61,561	8,620,387

		33,824,568

Life Sciences Tools & Services — 0.1%
Agilent Technologies Inc.	111,307	14,875,067

Machinery — 2.4%
AGCO Corp.	16,329	2,382,728
Barnes Group Inc.	28,670	1,431,206
Caterpillar Inc.	568,671	129,719,542

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Cummins Inc.	164,615	$41,489,565
Donaldson Co. Inc.	97,520	6,132,058
Dover Corp.	120,541	17,983,512
Franklin Electric Co. Inc.	19,561	1,589,723
Graco Inc.	104,661	8,037,965
Hillenbrand Inc.	70,604	3,465,950
IDEX Corp.	42,326	9,489,489
Illinois Tool Works Inc.	344,859	79,476,205
ITT Inc.	37,682	3,553,789
Lincoln Electric Holdings Inc.	56,338	7,214,081
Nordson Corp.	23,727	5,016,125
Oshkosh Corp.	44,417	5,526,807
Otis Worldwide Corp.	276,506	21,531,522
PACCAR Inc.	258,460	23,230,385
Pentair PLC	124,944	8,060,137
Snap-on Inc.	68,488	16,272,749
Stanley Black & Decker Inc.	132,080	27,310,182
Timken Co. (The)	53,970	4,526,464
Toro Co. (The)	62,123	7,119,296
Watts Water Technologies Inc., Class A	12,208	1,520,506
Xylem Inc./NY	112,374	12,434,183

		444,514,169

Marine — 0.0%
Matson Inc.	29,235	1,909,923

Media — 1.5%
Cable One Inc.	1,610	2,881,900
Comcast Corp., Class A	4,123,907	231,557,378
John Wiley & Sons Inc., Class A	60,998	3,473,226
Nexstar Media Group Inc., Class A	45,647	6,728,824
Omnicom Group Inc.	410,571	33,773,571
Sirius XM Holdings Inc.	646,966	3,946,493

		282,361,392

Metals & Mining — 0.3%
Nucor Corp.	407,614	33,530,328
Reliance Steel & Aluminum Co.	60,249	9,658,517
Royal Gold Inc.	41,329	4,623,062
Steel Dynamics Inc.	230,401	12,492,342
Worthington Industries Inc.	27,835	1,816,512

		62,120,761

Multi-Utilities — 2.3%
Ameren Corp.	376,105	31,908,748
Black Hills Corp.	122,632	8,459,155
CMS Energy Corp.	490,953	31,612,464
Consolidated Edison Inc.	846,874	65,556,516
DTE Energy Co.	373,042	52,233,341
MDU Resources Group Inc.	306,689	10,261,814
NiSource Inc.	857,200	22,304,344
NorthWestern Corp.	109,833	7,471,939
Public Service Enterprise Group Inc.	965,097	60,955,526
Sempra Energy	535,480	73,665,984
WEC Energy Group Inc.	551,069	53,547,375

		417,977,206

Multiline Retail — 0.6%
Dollar General Corp.	105,737	22,707,021
Target Corp.	428,396	88,789,355

		111,496,376

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	94,745	29,730,981

Security	Shares	Value

Personal Products (continued)
Nu Skin Enterprises Inc., Class A	85,277	$4,507,742

		34,238,723

Pharmaceuticals — 10.0%
Bristol-Myers Squibb Co.	4,082,760	254,845,879
Eli Lilly & Co.	737,975	134,879,691
Johnson & Johnson	3,106,853	505,578,189
Merck & Co. Inc.	4,941,957	368,175,796
Perrigo Co. PLC	165,909	6,906,792
Pfizer Inc.	13,942,602	538,881,567
Zoetis Inc.	176,941	30,616,101

		1,839,884,015

Professional Services — 0.2%
Booz Allen Hamilton Holding Corp.	146,437	12,146,949
Exponent Inc.	22,369	2,154,806
Insperity Inc.	34,009	2,977,148
ManpowerGroup Inc.	75,514	9,128,887
Robert Half International Inc.	127,327	11,155,119

		37,562,909

Road & Rail — 1.2%
CSX Corp.	514,569	51,842,827
JB Hunt Transport Services Inc.	33,623	5,739,782
Landstar System Inc.	11,299	1,946,592
Ryder System Inc.	89,208	7,122,367
Union Pacific Corp.	689,048	153,030,670
Werner Enterprises Inc.	24,440	1,129,861

		220,812,099

Semiconductors & Semiconductor Equipment — 6.8%
Analog Devices Inc.	389,722	59,689,822
Broadcom Inc.	747,621	341,064,700
CMC Materials Inc.	17,247	3,163,617
Intel Corp.	5,139,437	295,671,811
KLA Corp.	110,376	34,807,072
Lam Research Corp.	80,909	50,199,989
Microchip Technology Inc.	161,778	24,313,616
Power Integrations Inc.	21,737	1,800,041
QUALCOMM Inc.	1,291,623	179,277,272
Skyworks Solutions Inc.	111,436	20,206,690
Texas Instruments Inc.	1,241,591	224,119,591
Xilinx Inc.	176,547	22,590,954

		1,256,905,175

Software — 3.9%
Dolby Laboratories Inc., Class A	32,128	3,260,028
Intuit Inc.	91,040	37,523,047
Microsoft Corp.	2,230,091	562,384,348
Oracle Corp.	1,418,139	107,480,755
Progress Software Corp.	37,705	1,646,200

		712,294,378

Specialty Retail — 3.4%
Best Buy Co. Inc.	262,345	30,502,853
Dick’s Sporting Goods Inc.	64,691	5,342,183
Group 1 Automotive Inc.	7,140	1,172,102
Home Depot Inc. (The)	1,362,704	441,066,404
Lithia Motors Inc., Class A	4,696	1,805,049
Lowe’s Companies Inc.	586,300	115,061,375
Penske Automotive Group Inc.	37,263	3,267,592
Tractor Supply Co.	81,380	15,348,268
Williams-Sonoma Inc.	68,732	11,735,989

		625,301,815

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2021	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 3.3%
Apple Inc.	4,199,113	$552,015,395
Hewlett Packard Enterprise Co.	2,293,708	36,745,202
NetApp Inc.	361,901	27,030,386

		615,790,983

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	563,530	74,735,349
VF Corp.	442,446	38,784,816

		113,520,165

Thrifts & Mortgage Finance — 0.0%
Washington Federal Inc.	120,263	3,914,561

Trading Companies & Distributors — 0.4%
Air Lease Corp.	79,082	3,693,920
Applied Industrial Technologies Inc.	30,658	2,932,744
Fastenal Co.	783,721	40,972,934
GATX Corp.	40,125	3,920,614
MSC Industrial Direct Co. Inc., Class A	86,766	7,822,823
WW Grainger Inc.	39,125	16,962,252

		76,305,287

Water Utilities — 0.3%
American States Water Co.	38,605	3,057,130
American Water Works Co. Inc.	164,447	25,652,087
California Water Service Group	48,878	2,871,582
Essential Utilities Inc.	296,967	13,996,055

Security	Shares	Value

Water Utilities (continued)
SJW Group	34,225	$2,243,449

		47,820,303

Wireless Telecommunication Services — 0.0%
Shenandoah Telecommunications Co.	16,770	792,550

Total Common Stocks — 99.8% (Cost: $14,285,869,978)		18,368,711,755

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	56,230,000	56,230,000

Total Short-Term Investments — 0.3% (Cost: $56,230,000)		56,230,000

Total Investments in Securities — 100.1% (Cost: $14,342,099,978)		18,424,941,755

Other Assets, Less Liabilities — (0.1)%		(21,785,357)

Net Assets — 100.0%		$18,403,156,398

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—	$—	$—	$—	—	$80,666	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	23,342,000	32,888,000	(b)	—	—	—	56,230,000	56,230,000	24,009		—
BlackRock Inc.	46,150,027	59,865,292		(20,237,295)	1,997,566	42,312,864	130,088,454	158,780	2,036,941		—

					$1,997,566	$42,312,864	$186,318,454		$2,141,616		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	139	06/18/21	$29,012	$1,802,211

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Core Dividend Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,802,211

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$16,575,771

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,592,212)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$32,182,587

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$18,368,711,755	$—	$—	$18,368,711,755
Money Market Funds	56,230,000	—	—	56,230,000

	$18,424,941,755	$—	$—	$18,424,941,755

Derivative financial instruments(a)
Assets
Futures Contracts	$1,802,211	$—	$—	$1,802,211

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments April 30, 2021	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.2%
United Parcel Service Inc., Class B	742,095	$151,283,487

Banks — 10.1%
Huntington Bancshares Inc./OH	1,566,661	24,001,246
JPMorgan Chase & Co.	2,972,367	457,179,768
Truist Financial Corp.	1,734,102	102,849,590
U.S. Bancorp	1,799,422	106,795,696

		690,826,300

Beverages — 4.1%
Coca-Cola Co. (The)	5,181,391	279,691,486

Biotechnology — 2.6%
Amgen Inc.	748,894	179,464,958

Capital Markets — 1.3%
Ares Management Corp., Class A	118,418	6,219,313
Artisan Partners Asset Management Inc., Class A	188,227	9,584,519
Carlyle Group Inc. (The)	134,060	5,719,000
Cohen & Steers Inc.	23,077	1,569,697
Evercore Inc., Class A	31,052	4,351,317
Invesco Ltd.	390,406	10,540,962
Janus Henderson Group PLC	329,722	11,339,139
Moelis & Co., Class A	91,420	4,962,278
T Rowe Price Group Inc.	195,049	34,952,781

		89,239,006

Chemicals — 0.7%
Eastman Chemical Co.	134,449	15,514,070
International Flavors & Fragrances Inc.	237,885	33,820,111

		49,334,181

Communications Equipment — 3.9%
Cisco Systems Inc.	5,294,641	269,550,173

Containers & Packaging — 0.5%
Amcor PLC	2,597,183	30,516,900

Distributors — 0.3%
Genuine Parts Co.	166,211	20,771,389

Diversified Telecommunication Services — 6.5%
Verizon Communications Inc.	7,646,133	441,870,026

Electric Utilities — 5.8%
Alliant Energy Corp.	335,077	18,821,275
American Electric Power Co. Inc.	760,344	67,450,116
Avangrid Inc.	86,937	4,425,093
Duke Energy Corp.	1,314,785	132,385,702
IDACORP Inc.	63,253	6,482,168
Southern Co. (The)	1,900,636	125,765,084
Xcel Energy Inc.	610,756	43,546,903

		398,876,341

Electrical Equipment — 0.1%
Hubbell Inc.	47,759	9,170,206

Food Products — 0.8%
General Mills Inc.	894,819	54,458,684

Gas Utilities — 0.3%
Atmos Energy Corp.	145,646	15,087,469
National Fuel Gas Co.	136,851	6,796,021

		21,883,490

Security	Shares	Value

Hotels, Restaurants & Leisure — 2.6%
McDonald’s Corp.	757,375	$178,801,090

Household Products — 6.3%
Clorox Co. (The)	124,413	22,705,372
Kimberly-Clark Corp.	455,009	60,661,800
Procter & Gamble Co. (The)	2,587,861	345,272,415
Reynolds Consumer Products Inc.	72,824	2,135,200

		430,774,787

Industrial Conglomerates — 2.2%
3M Co.	777,669	153,309,667

Insurance — 2.6%
Hanover Insurance Group Inc. (The)	34,122	4,719,414
Mercury General Corp.	43,204	2,690,313
Progressive Corp. (The)	1,307,443	131,711,808
Travelers Companies Inc. (The)	232,907	36,021,396

		175,142,931

IT Services — 0.7%
Paychex Inc.	352,083	34,324,572
Western Union Co. (The)	631,937	16,278,697

		50,603,269

Leisure Products — 0.2%
Hasbro Inc.	150,610	14,978,165

Machinery — 0.6%
Cummins Inc.	123,001	31,001,172
Snap-on Inc.	51,307	12,190,543

		43,191,715

Media — 0.0%
John Wiley & Sons Inc., Class A	45,933	2,615,425

Metals & Mining — 0.1%
Southern Copper Corp.	114,550	7,950,916

Multi-Utilities — 2.2%
CMS Energy Corp.	366,199	23,579,554
DTE Energy Co.	279,637	39,154,773
Public Service Enterprise Group Inc.	721,524	45,571,456
WEC Energy Group Inc.	411,826	40,017,132

		148,322,915

Oil, Gas & Consumable Fuels — 18.0%
Cabot Oil & Gas Corp.	347,646	5,795,259
Chevron Corp.	3,747,792	386,284,921
ConocoPhillips	1,647,580	84,257,241
EOG Resources Inc.	489,547	36,050,241
Exxon Mobil Corp.	10,009,494	572,943,436
Phillips 66	747,116	60,449,156
Williams Companies Inc. (The)	3,343,894	81,457,258

		1,227,237,512

Pharmaceuticals — 13.5%
Bristol-Myers Squibb Co.	3,054,481	190,660,704
Johnson & Johnson	2,808,031	456,950,885
Merck & Co. Inc.	3,697,277	275,447,136

		923,058,725

Real Estate Management & Development — 0.1%
Kennedy-Wilson Holdings Inc.	224,219	4,607,700

Semiconductors & Semiconductor Equipment — 6.2%
Broadcom Inc.	559,328	255,165,434

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments Inc.	928,887	$167,673,392

		422,838,826

Textiles, Apparel & Luxury Goods — 0.4%
VF Corp.	330,729	28,991,704

Thrifts & Mortgage Finance — 0.1%
Capitol Federal Financial Inc.	124,548	1,609,783
TFS Financial Corp.	106,078	2,074,886

		3,684,669

Tobacco — 3.9%
Altria Group Inc.	5,573,226	266,121,541

Trading Companies & Distributors — 0.7%
Fastenal Co.	585,564	30,613,286
MSC Industrial Direct Co. Inc., Class A	64,460	5,811,713
Watsco Inc.	40,594	11,888,359

		48,313,358

Water Utilities — 0.2%
Essential Utilities Inc.	222,365	10,480,062

Total Common Stocks — 99.8% (Cost: $6,225,123,154)		6,827,961,604

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.00%(a)(b)	16,210,000	$16,210,000

Total Short-Term Investments — 0.3% (Cost: $16,210,000)		16,210,000

Total Investments in Securities — 100.1% (Cost: $6,241,333,154)		6,844,171,604

Other Assets, Less Liabilities — (0.1)%		(4,844,139)

Net Assets — 100.0%		$6,839,327,465

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$0	(b)	$—		$—	$—	$—	—	$79,515	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	20,280,000	—		(4,070,000	)(b)	—	—	16,210,000	16,210,000	9,681		—
BlackRock Inc.(a)	70,357,894	18,677,245		(115,736,460)		34,741,887	(8,040,566)	—	—	1,521,195		—

						$34,741,887	$(8,040,566)	$16,210,000		$1,610,391		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	46	06/18/21	$9,601	$584,118

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2021	iShares® Core High Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$584,118

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$10,461,164

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(938,715)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,555,808

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$6,827,961,604	$—	$—	$6,827,961,604
Money Market Funds	16,210,000	—	—	16,210,000

	$6,844,171,604	$—	$—	$6,844,171,604

Derivative financial instruments(a)
Assets
Futures Contracts	$584,118	$—	$—	$584,118

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 6.6%
APA Group	3,115,096	$24,134,750
AusNet Services	3,739,045	5,473,188
Fortescue Metals Group Ltd.	6,795,857	118,585,311
JB Hi-Fi Ltd.	1,274,165	45,550,113
Magellan Financial Group Ltd.	1,768,068	66,238,599
Perpetual Ltd.	648,623	17,360,652
Suncorp Group Ltd.	1,241,522	10,079,235

		287,421,848

Austria — 0.4%
Oesterreichische Post AG	372,766	16,535,906

Belgium — 2.3%
Ageas SA/NV	1,027,398	62,284,310
Proximus SADP	1,848,671	39,456,866

		101,741,176

Canada — 9.7%
Bank of Montreal	658,022	62,052,619
Bank of Nova Scotia (The)	781,113	49,697,378
Canadian Imperial Bank of Commerce	804,240	83,535,837
Canadian Utilities Ltd., Class A, NVS	1,419,026	40,522,178
Emera Inc.	1,299,407	59,013,062
Great-West Lifeco Inc.	902,565	26,148,120
IGM Financial Inc.	902,751	32,200,223
Labrador Iron Ore Royalty Corp.	726,193	24,804,609
Manulife Financial Corp.	681,167	14,861,423
Power Corp. of Canada	936,666	27,257,879

		420,093,328

China — 0.0%
Gemdale Properties & Investment Corp. Ltd.	12,882,000	1,807,860

Finland — 3.0%
Fortum OYJ	1,534,163	40,353,124
Sampo OYJ, Class A	896,024	42,616,806
UPM-Kymmene OYJ	1,151,779	45,130,939

		128,100,869

France — 5.1%
APERAM SA	598,761	31,058,768
Bouygues SA	1,110,810	47,657,548
Gaztransport Et Technigaz SA	281,219	24,052,652
Nexity SA	572,270	31,055,542
Orange SA	1,610,193	20,061,920
TOTAL SE	1,486,839	65,911,458

		219,797,888

Hong Kong — 10.9%
BOC Hong Kong Holdings Ltd.	6,543,000	23,082,485
CK Hutchison Holdings Ltd.	9,308,000	76,339,777
CK Infrastructure Holdings Ltd.	7,419,500	45,471,227
Hang Seng Bank Ltd.	4,757,100	93,404,372
Henderson Land Development Co. Ltd.	10,520,000	46,797,093
Hysan Development Co. Ltd.	7,452,000	28,064,273
Kerry Properties Ltd.	7,800,500	26,313,512
New World Development Co. Ltd.	10,069,750	53,286,303
PCCW Ltd.	14,364,000	8,322,293
Swire Pacific Ltd., Class A	6,332,500	51,243,120
VTech Holdings Ltd.	1,989,200	18,248,132

		470,572,587

Security	Shares	Value

Italy — 7.0%
A2A SpA	8,598,388	$16,840,649
Anima Holding SpA(a)	3,034,882	15,720,537
Azimut Holding SpA	1,322,849	31,713,546
Enel SpA	6,682,953	66,507,491
Eni SpA	5,603,398	66,981,511
Italgas SpA	5,898,316	38,498,319
Snam SpA	8,773,483	49,427,895
UnipolSai Assicurazioni SpA	5,439,012	16,931,785

		302,621,733

Japan — 4.1%
Haseko Corp.	2,285,300	30,629,564
Idemitsu Kosan Co. Ltd.	1,988,500	47,609,025
MS&AD Insurance Group Holdings Inc.	1,498,000	42,416,267
Sojitz Corp.	1,508,000	4,497,580
Sumitomo Mitsui Financial Group Inc.	1,508,800	52,481,200

		177,633,636

Netherlands — 3.1%
Flow Traders(a)	441,781	18,262,555
NN Group NV	1,036,715	51,879,243
Royal Dutch Shell PLC, Class A	2,132,626	40,304,747
SBM Offshore NV	1,314,009	22,896,607

		133,343,152

New Zealand — 1.5%
Spark New Zealand Ltd.	20,163,308	63,655,574

Portugal — 1.0%
EDP - Energias de Portugal SA	7,612,600	42,356,218

Singapore — 0.5%
BOC Aviation Ltd.(a)	2,506,400	22,621,609

South Korea — 7.2%
BNK Financial Group Inc.	1,842,692	12,705,936
DB Insurance Co. Ltd.	589,486	25,940,882
DGB Financial Group Inc.	1,822,937	14,519,910
Hana Financial Group Inc.	1,657,382	68,017,700
Industrial Bank of Korea	1,977,755	17,228,791
KB Financial Group Inc.	1,251,127	61,524,382
Meritz Securities Co. Ltd.	2,879,652	12,503,905
Samsung Securities Co. Ltd.	766,477	29,388,452
Shinhan Financial Group Co. Ltd.	1,548,716	55,691,680
Woori Financial Group Inc.	1,295,045	12,457,393

		309,979,031

Spain — 9.0%
ACS Actividades de Construccion y Servicios SA	3,197,888	104,440,096
Cia. de Distribucion Integral Logista Holdings SA	922,359	19,208,803
Enagas SA	2,488,715	54,285,967
Mapfre SA	4,266,755	9,196,578
Naturgy Energy Group SA	4,188,360	107,544,717
Red Electrica Corp. SA	3,631,383	66,774,016
Telefonica SA	6,142,466	28,493,930

		389,944,107

Sweden — 1.3%
Telia Co. AB	13,991,686	57,980,508

Switzerland — 4.2%
Swiss Prime Site AG, Registered	161,281	15,693,974
Swiss Re AG	162,919	15,162,069
Swisscom AG, Registered	179,196	97,314,597

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	iShares® International Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Zurich Insurance Group AG	130,762	$53,721,311

		181,891,951

United Kingdom — 21.6%
BP PLC	3,238,348	13,585,480
British American Tobacco PLC	5,527,667	205,262,440
Centamin PLC	5,386,137	8,009,225
Drax Group PLC	3,027,773	17,128,941
GlaxoSmithKline PLC	4,307,652	79,895,918
IG Group Holdings PLC	2,363,618	29,976,547
Legal & General Group PLC	2,711,899	10,227,970
National Grid PLC	4,014,314	50,611,339
Phoenix Group Holdings PLC	2,811,016	27,687,645
Rio Tinto PLC	4,056,064	341,217,586
SSE PLC	4,008,629	81,476,199
Standard Life Aberdeen PLC	2,214,305	8,507,643
Tesco PLC	3,708,157	11,346,430
United Utilities Group PLC	3,300,252	44,240,602
Vodafone Group PLC	3,977,649	7,533,927

		936,707,892

Total Common Stocks — 98.5% (Cost: $3,699,476,395)		4,264,806,873

Preferred Stocks

Germany — 0.4%
Schaeffler AG, Preference Shares, NVS	2,002,802	18,070,238

Security	Shares	Value

Italy — 0.1%
Telecom Italia SpA/Milano, Preference Shares, NVS	8,779,149	$5,157,348

Total Preferred Stocks — 0.5% (Cost: $21,525,778)		23,227,586

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	2,930,000	2,930,000

Total Short-Term Investments — 0.1% (Cost: $2,930,000)		2,930,000

Total Investments in Securities — 99.1% (Cost: $3,723,932,173)		4,290,964,459

Other Assets, Less Liabilities — 0.9%		38,977,332

Net Assets — 100.0%		$4,329,941,791

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
Aareal Bank AG(a)	$48,909,055	$674,953		$(60,089,453)	$(51,750,660)	$62,256,105	$—	—	$—		$—
Azimut Holding SpA(b)	122,413,895	7,895,096		(108,841,353)	1,760,511	(472,030)	N/A	N/A	7,702,637		—
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	—	7,328	(c)	—	(7,328)	—	—	—	346,576	(d)	—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,290,000	1,640,000	(c)	—	—	—	2,930,000	2,930,000	2,058		—
Galliford Try Holding PLC(a)	13,165,757	56,422		(11,213,142)	(63,983,704)	61,974,667	—	—	—		—
iShares MSCI South Korea ETF(a)	—	65,272,561		(97,152,271)	31,879,710	—	—	—	598,347		—
Perpetual Ltd.(b)	70,831,011	5,606,774		(61,954,239)	(30,689,842)	34,586,789	N/A	N/A	525,358		—

					$(112,791,313)	$158,345,531	$2,930,000		$9,174,976		$—

(a)	As of period end, the entity is no longer held.
(b)	As of period end, the entity was not considered an affiliate.
(c)	Represents net amount purchased (sold).
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® International Select Dividend ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	69	06/17/21	$9,305	$220,605
Euro STOXX 50 Index	195	06/18/21	9,237	116,089
FTSE 100 Index	220	06/18/21	21,078	461,035

				$797,729

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$797,729

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$9,355,941

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(1,010,996)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$30,442,224

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$4,264,806,873	$—	$—	$4,264,806,873
Preferred Stocks	23,227,586	—	—	23,227,586
Money Market Funds	2,930,000	—	—	2,930,000

	$4,290,964,459	$—	$—	$4,290,964,459

Derivative financial instruments(a)
Assets
Futures Contracts	$797,729	$—	$—	$797,729

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2021	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.0%
Lockheed Martin Corp.	491,537	$187,059,321

Banks — 12.4%
Citizens Financial Group Inc.	4,281,639	198,154,253
Comerica Inc.	2,811,984	211,348,718
Fifth Third Bancorp	4,360,586	176,778,156
First Horizon Corp.	10,916,075	199,655,012
FNB Corp.	6,264,247	80,746,144
Huntington Bancshares Inc./OH	12,718,692	194,850,361
KeyCorp.	9,236,307	200,982,040
People’s United Financial Inc.	8,674,604	157,270,571
Regions Financial Corp.	7,444,945	162,299,801
TCF Financial Corp.	2,980,512	135,672,906
Truist Financial Corp.	2,861,560	169,719,124
U.S. Bancorp	3,324,289	197,296,552
United Bankshares Inc./WV	2,506,692	98,437,795
Valley National Bancorp	7,585,316	104,449,801

		2,287,661,234

Beverages — 1.0%
Coca-Cola Co. (The)	3,546,729	191,452,431

Biotechnology — 1.3%
Gilead Sciences Inc.	3,844,076	243,983,504

Capital Markets — 3.1%
Federated Hermes Inc.	1,728,920	49,792,896
Franklin Resources Inc.	5,234,286	157,028,580
Invesco Ltd.	5,849,302	157,931,154
Janus Henderson Group PLC	3,375,463	116,082,173
Lazard Ltd., Class A	2,183,846	98,251,231

		579,086,034

Chemicals — 2.5%
CF Industries Holdings Inc.	2,868,222	139,481,636
Huntsman Corp.	3,999,464	114,664,633
LyondellBasell Industries NV, Class A	1,989,310	206,371,019

		460,517,288

Containers & Packaging — 3.5%
International Paper Co.	4,016,867	232,978,286
Packaging Corp. of America	1,146,498	169,280,430
Sonoco Products Co.	2,009,299	131,528,713
Westrock Co.	1,864,834	103,964,495

		637,751,924

Distributors — 1.0%
Genuine Parts Co.	1,431,088	178,843,067

Diversified Consumer Services — 0.4%
H&R Block Inc.	3,628,958	80,780,605

Diversified Telecommunication Services — 4.8%
AT&T Inc.	13,181,180	414,020,864
Lumen Technologies Inc.	18,323,953	235,096,317
Verizon Communications Inc.	4,224,426	244,129,578

		893,246,759

Electric Utilities — 15.6%
Alliant Energy Corp.	3,681,482	206,788,844
American Electric Power Co. Inc.	2,588,516	229,627,254
Edison International	4,475,644	266,077,036
Entergy Corp.	2,461,551	269,022,909
Eversource Energy	1,976,533	170,416,675

Security	Shares	Value

Electric Utilities (continued)
Exelon Corp.	5,031,800	$226,129,092
FirstEnergy Corp.	7,236,243	274,398,334
IDACORP Inc.	970,639	99,471,085
NextEra Energy Inc.	1,504,711	116,630,150
NRG Energy Inc.	4,595,424	164,608,088
OGE Energy Corp.	3,839,510	128,853,956
Pinnacle West Capital Corp.	2,107,618	178,409,864
PPL Corp.	12,238,943	356,520,409
Xcel Energy Inc.	2,673,428	190,615,416

		2,877,569,112

Electrical Equipment — 1.4%
Eaton Corp. PLC	895,607	128,009,109
Emerson Electric Co.	1,369,284	123,906,509

		251,915,618

Food & Staples Retailing — 1.2%
Walgreens Boots Alliance Inc.	4,104,050	217,925,055

Food Products — 1.1%
General Mills Inc.	3,367,830	204,966,134

Gas Utilities — 0.9%
New Jersey Resources Corp.	1,960,075	82,225,146
Southwest Gas Holdings Inc.	1,106,560	77,149,363

		159,374,509

Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.	625,797	147,738,156

Household Durables — 2.3%
Garmin Ltd.	829,052	113,779,097
Leggett & Platt Inc.	2,450,775	121,729,994
Newell Brands Inc.	7,259,294	195,710,566

		431,219,657

Household Products — 1.0%
Kimberly-Clark Corp.	1,406,181	187,472,051

Insurance — 6.4%
Cincinnati Financial Corp.	1,292,950	145,689,606
Fidelity National Financial Inc.	2,071,824	94,516,611
MetLife Inc.	2,811,582	178,900,963
Old Republic International Corp.	5,323,745	131,070,602
Principal Financial Group Inc.	3,434,645	219,370,776
Prudential Financial Inc.	3,033,708	304,462,935
Unum Group	3,882,302	109,713,854

		1,183,725,347

IT Services — 2.9%
International Business Machines Corp.	2,274,639	322,725,781
Western Union Co. (The)	8,139,442	209,672,026

		532,397,807

Machinery — 0.6%
Caterpillar Inc.	461,910	105,366,290

Media — 2.5%
Interpublic Group of Companies Inc. (The)	7,320,262	232,418,318
Omnicom Group Inc.	2,827,492	232,589,492

		465,007,810

Metals & Mining — 1.2%
Newmont Corp.	3,695,532	230,638,152

Multi-Utilities — 10.2%
Avista Corp.	1,320,805	60,783,446

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
Black Hills Corp.	1,208,412	$83,356,260
CenterPoint Energy Inc.	8,215,766	201,204,109
CMS Energy Corp.	2,998,057	193,044,890
Dominion Energy Inc.	2,679,243	214,071,516
DTE Energy Co.	1,552,974	217,447,419
NiSource Inc.	7,847,978	204,204,388
NorthWestern Corp.	1,011,500	68,812,345
Public Service Enterprise Group Inc.	3,489,391	220,389,935
Sempra Energy	1,594,494	219,354,540
WEC Energy Group Inc.	2,049,987	199,197,237

		1,881,866,085

Oil, Gas & Consumable Fuels — 8.4%
Chevron Corp.	2,460,669	253,621,154
Exxon Mobil Corp.	5,498,148	314,713,992
HollyFrontier Corp.	2,910,456	101,865,960
Marathon Petroleum Corp.	3,883,045	216,091,454
ONEOK Inc.	8,075,505	422,671,932
Valero Energy Corp.	3,324,689	245,893,998

		1,554,858,490

Pharmaceuticals — 2.5%
Merck & Co. Inc.	2,547,425	189,783,163
Pfizer Inc.	7,080,094	273,645,633

		463,428,796

Semiconductors & Semiconductor Equipment — 1.2%
Intel Corp.	1,961,170	112,826,110
QUALCOMM Inc.	798,774	110,869,831

		223,695,941

Technology Hardware, Storage & Peripherals — 2.2%
HP Inc.	4,713,325	160,771,516
Seagate Technology PLC	2,597,284	241,131,846

		401,903,362

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.7%
Hanesbrands Inc.	6,531,592	$137,555,328

Thrifts & Mortgage Finance — 0.6%
New York Community Bancorp. Inc.	9,433,112	112,820,020

Tobacco — 4.0%
Altria Group Inc.	8,671,689	414,073,150
Philip Morris International Inc.	3,492,689	331,805,455

		745,878,605

Trading Companies & Distributors — 1.0%
Watsco Inc.	643,727	188,521,889

Total Common Stocks — 99.7% (Cost: $15,306,461,917)		18,446,226,381

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	28,250,000	28,250,000

Total Short-Term Investments — 0.2% (Cost: $28,250,000)		28,250,000

Total Investments in Securities — 99.9% (Cost: $15,334,711,917)		18,474,476,381

Other Assets, Less Liabilities — 0.1%		21,090,774

Net Assets — 100.0%		$18,495,567,155

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$51,930,000	$—	$(23,680,000	)(a)	$—	$—	$28,250,000	28,250,000	$26,567	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	228	06/18/21	$47,588	$2,492,801

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2021	iShares® Select Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$2,492,801

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$21,803,672

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$668,228

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,155,022

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$18,446,226,381	$—	$—	$18,446,226,381
Money Market Funds	28,250,000	—	—	28,250,000

	$18,474,476,381	$—	$—	$18,474,476,381

Derivative financial instruments(a)
Assets
Futures Contracts	$2,492,801	$—	$—	$2,492,801

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Boeing Co. (The)(a)	652	$152,770
General Dynamics Corp.	534	101,583
Huntington Ingalls Industries Inc.	129	27,389
L3Harris Technologies Inc.	522	109,218
Lockheed Martin Corp.	697	265,250
Northrop Grumman Corp.	336	119,092
Raytheon Technologies Corp.	2,663	221,668
Textron Inc.	469	30,129

		1,027,099

Air Freight & Logistics — 0.6%
CH Robinson Worldwide Inc.	390	37,861
Expeditors International of Washington Inc.	259	28,454
FedEx Corp.	112	32,515
United Parcel Service Inc., Class B	1,350	275,211
XPO Logistics Inc.(a)	425	59,126

		433,167

Airlines — 0.2%
Delta Air Lines Inc.(a)	2,056	96,468
Southwest Airlines Co.	216	13,560

		110,028

Auto Components — 0.1%
Gentex Corp.	805	28,320
Lear Corp.	99	18,200

		46,520

Automobiles — 0.1%
Ford Motor Co.(a)	3,741	43,171
General Motors Co.	579	33,131

		76,302

Banks — 11.0%
Bank of America Corp.	38,281	1,551,529
CIT Group Inc.	420	22,382
Citigroup Inc.	15,780	1,124,167
Citizens Financial Group Inc.	2,155	99,733
Comerica Inc.	1,129	84,856
Fifth Third Bancorp	2,961	120,039
Huntington Bancshares Inc./OH	3,679	56,362
JPMorgan Chase & Co.	11,557	1,777,582
KeyCorp.	3,838	83,515
M&T Bank Corp.	621	97,926
PNC Financial Services Group Inc. (The)	1,718	321,180
Regions Financial Corp.	3,660	79,788
Synovus Financial Corp.	810	37,957
Truist Financial Corp.	2,820	167,254
U.S. Bancorp	6,446	382,570
Wells Fargo & Co.	29,075	1,309,829
Zions Bancorp. NA	953	53,177

		7,369,846

Beverages — 1.6%
Coca-Cola Co. (The)	8,166	440,801
Constellation Brands Inc., Class A	162	38,932
Monster Beverage Corp.(a)	307	29,794
PepsiCo Inc.	4,118	593,651

		1,103,178

Biotechnology — 3.1%
AbbVie Inc.	5,910	658,965
Amgen Inc.	2,797	670,273
Biogen Inc.(a)	1,632	436,282

Security	Shares	Value

Biotechnology (continued)
Gilead Sciences Inc.	5,176	$328,521

		2,094,041

Building Products — 0.7%
Johnson Controls International PLC	5,425	338,194
Masco Corp.	1,153	73,654
Trane Technologies PLC	423	73,530

		485,378

Capital Markets — 4.2%
Ameriprise Financial Inc.	661	170,802
Apollo Global Management Inc.	772	42,746
Bank of New York Mellon Corp. (The)	4,436	221,268
BlackRock Inc.(b)	355	290,852
Blackstone Group Inc. (The)	1,994	176,449
Charles Schwab Corp. (The)	2,098	147,699
CME Group Inc.	401	80,998
Franklin Resources Inc.	1,134	34,020
Goldman Sachs Group Inc. (The)	1,071	373,190
Intercontinental Exchange Inc.	1,239	145,843
Invesco Ltd.	1,215	32,805
LPL Financial Holdings Inc.	199	31,183
Moody’s Corp.	237	77,430
Morgan Stanley	4,663	384,931
MSCI Inc.	132	64,122
Northern Trust Corp.	861	97,982
Raymond James Financial Inc.	258	33,741
S&P Global Inc.	371	144,835
State Street Corp.	1,529	128,359
T Rowe Price Group Inc.	688	123,289

		2,802,544

Chemicals — 1.9%
Air Products & Chemicals Inc.	296	85,390
Celanese Corp.	521	81,615
CF Industries Holdings Inc.	685	33,312
Dow Inc.	2,440	152,500
DuPont de Nemours Inc.	1,650	127,231
Eastman Chemical Co.	323	37,271
Ecolab Inc.	214	47,962
Linde PLC	1,163	332,432
LyondellBasell Industries NV, Class A	1,583	164,220
PPG Industries Inc.	281	48,118
Sherwin-Williams Co. (The)	531	145,425

		1,255,476

Commercial Services & Supplies — 0.3%
Cintas Corp.	149	51,426
Republic Services Inc.	363	38,587
Waste Management Inc.	642	88,577

		178,590

Communications Equipment — 1.6%
Cisco Systems Inc.	19,207	977,828
Juniper Networks Inc.	1,882	47,784
Motorola Solutions Inc.	309	58,185

		1,083,797

Consumer Finance — 1.1%
Ally Financial Inc.	1,293	66,525
American Express Co.	1,574	241,373
Capital One Financial Corp.	869	129,550
Discover Financial Services	1,087	123,918

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Synchrony Financial	4,300	$188,082

		749,448

Containers & Packaging — 0.2%
Ball Corp.	567	53,094
International Paper Co.	1,374	79,692

		132,786

Distributors — 0.1%
Genuine Parts Co.	322	40,240

Diversified Financial Services — 1.2%
Berkshire Hathaway Inc., Class B(a)	2,426	667,029
Equitable Holdings Inc.	2,288	78,318
Voya Financial Inc.	957	64,904

		810,251

Diversified Telecommunication Services — 3.1%
AT&T Inc.	41,941	1,317,367
Lumen Technologies Inc.	4,885	62,675
Verizon Communications Inc.	12,294	710,470

		2,090,512

Electric Utilities — 1.3%
American Electric Power Co. Inc.	1,108	98,291
Duke Energy Corp.	947	95,353
Evergy Inc.	1,865	119,304
Exelon Corp.	2,429	109,159
FirstEnergy Corp.	1,677	63,592
NextEra Energy Inc.	1,931	149,672
NRG Energy Inc.	1,905	68,237
Southern Co. (The)	2,562	169,528

		873,136

Electrical Equipment — 0.6%
Eaton Corp. PLC	1,217	173,946
Emerson Electric Co.	1,424	128,857
Rockwell Automation Inc.	261	68,972

		371,775

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	1,030	69,360
CDW Corp./DE	316	56,352
Corning Inc.	2,113	93,416
TE Connectivity Ltd.	652	87,675

		306,803

Energy Equipment & Services — 0.2%
Baker Hughes Co.	1,742	34,979
Halliburton Co.	782	15,296
Schlumberger Ltd.	1,940	52,477

		102,752

Entertainment — 0.1%
Electronic Arts Inc.	493	70,045

Equity Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.	687	175,027
AvalonBay Communities Inc.	286	54,912
Crown Castle International Corp.	984	186,035
Equity Residential	793	58,864
Essex Property Trust Inc.	169	49,098
Host Hotels & Resorts Inc.	1,892	34,359
Iron Mountain Inc.	1,326	53,199
Prologis Inc.	1,206	140,535
Public Storage	343	96,438
SBA Communications Corp.	237	71,034

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Simon Property Group Inc.	869	$105,792
SL Green Realty Corp.	691	51,141
Ventas Inc.	363	20,132
Weyerhaeuser Co.	796	30,861

		1,127,427

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	306	113,860
Kroger Co. (The)	2,700	98,658
Sysco Corp.	1,241	105,150
Walgreens Boots Alliance Inc.	3,595	190,894
Walmart Inc.	2,531	354,112

		862,674

Food Products — 0.9%
Archer-Daniels-Midland Co.	1,114	70,327
General Mills Inc.	1,428	86,908
Hershey Co. (The)	378	62,105
Kellogg Co.	686	42,820
Kraft Heinz Co. (The)	1,800	74,322
Mondelez International Inc., Class A	3,834	233,146
Tyson Foods Inc., Class A	655	50,730

		620,358

Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	1,932	231,995
Baxter International Inc.	1,215	104,113
Edwards Lifesciences Corp.(a)	369	35,247
Medtronic PLC	1,985	259,876
Stryker Corp.	257	67,496

		698,727

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	343	41,434
Anthem Inc.	643	243,948
Cardinal Health Inc.	908	54,789
Cigna Corp.	782	194,726
CVS Health Corp.	2,462	188,097
DaVita Inc.(a)	806	93,923
HCA Healthcare Inc.	254	51,069
Humana Inc.	302	134,462
Laboratory Corp. of America Holdings(a)	80	21,270
McKesson Corp.	568	106,534
Quest Diagnostics Inc.	377	49,719
UnitedHealth Group Inc.	1,604	639,675
Universal Health Services Inc., Class B	252	37,399

		1,857,045

Health Care Technology — 0.1%
Cerner Corp.	1,223	91,786

Hotels, Restaurants & Leisure — 2.4%
Booking Holdings Inc.(a)	137	337,853
Darden Restaurants Inc.	15	2,201
Domino’s Pizza Inc.	118	49,836
Expedia Group Inc.	257	45,291
Hilton Worldwide Holdings Inc.(a)	528	67,954
Hyatt Hotels Corp., Class A(a)	187	15,396
Las Vegas Sands Corp.	465	28,486
Marriott International Inc./MD, Class A(a)	514	76,339
McDonald’s Corp.	2,151	507,808
Starbucks Corp.	3,212	367,742
Yum! Brands Inc.	716	85,576

		1,584,482

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 0.3%
DR Horton Inc.	483	$47,474
Lennar Corp., Class A	523	54,183
Newell Brands Inc.	943	25,423
NVR Inc.(a)	6	30,109
Whirlpool Corp.	139	32,866

		190,055

Household Products — 2.3%
Clorox Co. (The)	372	67,890
Colgate-Palmolive Co.	2,565	206,996
Kimberly-Clark Corp.	1,121	149,452
Procter & Gamble Co. (The)	8,339	1,112,589

		1,536,927

Independent Power and Renewable Electricity Producers — 0.1%
Vistra Corp.	2,125	35,849

Industrial Conglomerates — 1.1%
3M Co.	1,584	312,270
Honeywell International Inc.	1,984	442,511

		754,781

Insurance — 2.6%
Aflac Inc.	2,951	158,557
Allstate Corp. (The)	1,338	169,658
American International Group Inc.	1,924	93,218
Aon PLC, Class A	675	169,722
Assured Guaranty Ltd.	668	33,968
Chubb Ltd.	953	163,525
Cincinnati Financial Corp.	329	37,072
Hartford Financial Services Group Inc. (The)	809	53,362
Lincoln National Corp.	762	48,867
Loews Corp.	1,219	67,959
Marsh & McLennan Companies Inc.	606	82,234
MetLife Inc.	3,236	205,907
Principal Financial Group Inc.	906	57,866
Prudential Financial Inc.	2,401	240,964
Travelers Companies Inc. (The)	863	133,472
Unum Group	1,002	28,316
Willis Towers Watson PLC	124	32,099

		1,776,766

Interactive Media & Services — 3.4%
Alphabet Inc., Class A(a)	394	927,279
Alphabet Inc., Class C, NVS(a)	381	918,256
Facebook Inc., Class A(a)	1,351	439,183

		2,284,718

Internet & Direct Marketing Retail — 0.5%
eBay Inc.	6,345	353,988
Qurate Retail Inc., Series A	1,229	14,625

		368,613

IT Services — 4.4%
Accenture PLC, Class A	1,051	304,758
Akamai Technologies Inc.(a)	187	20,327
Alliance Data Systems Corp.	327	38,537
Automatic Data Processing Inc.	943	176,332
Broadridge Financial Solutions Inc.	209	33,154
Cognizant Technology Solutions Corp., Class A	2,168	174,307
DXC Technology Co.	1,106	36,398
Fidelity National Information Services Inc.	540	82,566
Fiserv Inc.(a)	499	59,940
FleetCor Technologies Inc.(a)	148	42,583
Global Payments Inc.	250	53,657

Security	Shares	Value

IT Services (continued)
International Business Machines Corp.	3,618	$513,322
Mastercard Inc., Class A	1,129	431,346
Paychex Inc.	645	62,881
PayPal Holdings Inc.(a)	389	102,031
VeriSign Inc.(a)	248	54,255
Visa Inc., Class A	3,107	725,671
Western Union Co. (The)	2,129	54,843

		2,966,908

Life Sciences Tools & Services — 0.6%
Agilent Technologies Inc.	464	62,009
IQVIA Holdings Inc.(a)	252	59,142
Mettler-Toledo International Inc.(a)	49	64,353
Thermo Fisher Scientific Inc.	286	134,486
Waters Corp.(a)	334	100,156

		420,146

Machinery — 1.3%
Allison Transmission Holdings Inc.	639	26,499
Caterpillar Inc.	1,421	324,144
Cummins Inc.	423	106,613
Deere & Co.	339	125,718
Dover Corp.	211	31,479
Illinois Tool Works Inc.	705	162,474
PACCAR Inc.	371	33,346
Parker-Hannifin Corp.	165	51,779

		862,052

Media — 1.7%
Altice USA Inc., Class A(a)	5,481	199,015
Charter Communications Inc., Class A(a)	715	481,517
Comcast Corp., Class A	5,030	282,434
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	1,430	64,679
Omnicom Group Inc.	874	71,895
Sirius XM Holdings Inc.	6,645	40,535
ViacomCBS Inc., Class B, NVS	493	20,223

		1,160,298

Metals & Mining — 0.3%
Newmont Corp.	1,564	97,609
Nucor Corp.	655	53,881
Reliance Steel & Aluminum Co.	164	26,291
Steel Dynamics Inc.	587	31,827

		209,608

Mortgage Real Estate Investment — 0.1%
Starwood Property Trust Inc.	1,635	42,216

Multi-Utilities — 0.2%
Public Service Enterprise Group Inc.	1,179	74,466
WEC Energy Group Inc.	733	71,225

		145,691

Multiline Retail — 0.6%
Dollar General Corp.	706	151,613
Kohl’s Corp.	468	27,453
Target Corp.	987	204,566

		383,632

Oil, Gas & Consumable Fuels — 4.6%
Cabot Oil & Gas Corp.	1,809	30,156
Chevron Corp.	6,945	715,821
ConocoPhillips	5,192	265,519
Devon Energy Corp.	3,099	72,455
EOG Resources Inc.	816	60,090

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Dividend and Buyback ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	16,822	$962,891
Hess Corp.	276	20,565
HollyFrontier Corp.	767	26,845
Kinder Morgan Inc.	8,688	148,130
Marathon Oil Corp.	1,761	19,829
Marathon Petroleum Corp.	2,905	161,663
ONEOK Inc.	1,551	81,179
Ovintiv Inc.	1,816	43,457
Phillips 66	1,938	156,804
Pioneer Natural Resources Co.	362	55,686
Valero Energy Corp.	2,132	157,683
Williams Companies Inc. (The)	5,411	131,812

		3,110,585

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	279	87,550

Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	9,619	600,418
Eli Lilly & Co.	1,486	271,596
Johnson & Johnson	6,705	1,091,105
Merck & Co. Inc.	8,509	633,921
Pfizer Inc.	25,302	977,922
Zoetis Inc.	383	66,270

		3,641,232

Professional Services — 0.3%
IHS Markit Ltd.	855	91,981
Jacobs Engineering Group Inc.	322	43,022
Leidos Holdings Inc.	306	30,992
Verisk Analytics Inc.	197	37,075

		203,070

Road & Rail — 1.4%
CSX Corp.	2,140	215,605
Norfolk Southern Corp.	707	197,423
Union Pacific Corp.	2,359	523,910

		936,938

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices Inc.	621	95,112
Applied Materials Inc.	1,141	151,422
Broadcom Inc.	1,101	502,276
Intel Corp.	21,267	1,223,491
KLA Corp.	323	101,858
Lam Research Corp.	387	240,114
Maxim Integrated Products Inc.	575	54,050
NVIDIA Corp.	57	34,222
QUALCOMM Inc.	2,338	324,515
Skyworks Solutions Inc.	397	71,988
Teradyne Inc.	229	28,643
Texas Instruments Inc.	2,330	420,588
Xilinx Inc.	580	74,217

		3,322,496

Software — 6.4%
Adobe Inc.(a)	441	224,178
Citrix Systems Inc.	538	66,631
Intuit Inc.	172	70,892
Microsoft Corp.	11,048	2,786,085
NortonLifeLock Inc.	3,563	76,996
Oracle Corp.	12,475	945,480
Palo Alto Networks Inc.(a)	174	61,490

Security	Shares	Value

Software (continued)
VMware Inc., Class A(a)	399	$64,171

		4,295,923

Specialty Retail — 2.9%
AutoZone Inc.(a)	77	112,737
Best Buy Co. Inc.	681	79,180
CarMax Inc.(a)	150	19,986
Home Depot Inc. (The)	2,971	961,624
Lowe’s Companies Inc.	2,002	392,892
O’Reilly Automotive Inc.(a)	244	134,903
Ross Stores Inc.	571	74,767
TJX Companies Inc. (The)	1,225	86,975
Tractor Supply Co.	217	40,926
Ulta Beauty Inc.(a)	95	31,288

		1,935,278

Technology Hardware, Storage & Peripherals — 6.4%
Apple Inc.	25,833	3,396,006
Dell Technologies Inc., Class C(a)	1,854	182,304
Hewlett Packard Enterprise Co.	7,274	116,529
HP Inc.	8,425	287,377
NetApp Inc.	1,441	107,628
Seagate Technology PLC	1,562	145,016
Western Digital Corp.	155	10,948
Xerox Holdings Corp.	1,408	33,989

		4,279,797

Textiles, Apparel & Luxury Goods — 0.6%
Nike Inc., Class B	1,860	246,673
Ralph Lauren Corp.	243	32,390
Tapestry Inc.	468	22,394
VF Corp.	793	69,514

		370,971

Tobacco — 1.5%
Altria Group Inc.	9,555	456,251
Philip Morris International Inc.	5,810	551,950

		1,008,201

Trading Companies & Distributors — 0.2%
Fastenal Co.	917	47,941
United Rentals Inc.(a)	130	41,593
WW Grainger Inc.	140	60,696

		150,230

Total Common Stocks — 99.7% (Cost: $53,816,132)		66,936,744

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(c)	150,000	150,000

Total Short-Term Investments — 0.2% (Cost: $150,000)		150,000

Total Investments in Securities — 99.9% (Cost: $53,966,132)		67,086,744

Other Assets, Less Liabilities — 0.1%		93,300

Net Assets — 100.0%		$67,180,044

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Dividend and Buyback ETF

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$70,000	$80,000	(a)	$—	$—	$—	$150,000	150,000	$59	$—
BlackRock Inc.	76,310	191,927		(60,966)	15,639	67,942	290,852	355	3,296	—

					$15,639	$67,942	$440,852		$3,355	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	10	06/18/21	$209	$6,400

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$6,400

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$29,838

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$5,256

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$88,482

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2021	iShares® U.S. Dividend and Buyback ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$66,936,744	$—	$—	$66,936,744
Money Market Funds	150,000	—	—	150,000

	$67,086,744	$—	$—	$67,086,744

Derivative financial instruments(a)
Assets
Futures Contracts	$6,400	$—	$—	$6,400

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2021

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$18,238,623,301	$6,827,961,604	$4,288,034,459	$18,446,226,381
Affiliated(b)	186,318,454	16,210,000	2,930,000	28,250,000
Cash	2,287	6,177	3,817	—
Foreign currency, at value(c)	—	—	10,717,333	—
Cash pledged:
Futures contracts	1,544,400	511,600	—	2,278,200
Foreign currency collateral pledged:
Futures contracts(d)	—	—	3,270,098	—
Receivables:
Investments sold	—	—	2,206	—
Securities lending income — Affiliated	—	—	6,738	—
Capital shares sold	122,295	75,735	—	256,862
Dividends	21,002,941	10,087,161	14,496,407	29,909,546
Tax reclaims	—	—	12,249,675	—

Total assets	18,447,613,678	6,854,852,277	4,331,710,733	18,506,920,989

LIABILITIES
Bank overdraft	—	—	—	107
Payables:
Investments purchased	43,069,426	15,024,462	—	5,462,929
Variation margin on futures contracts	201,550	66,726	73,861	310,277
Investment advisory fees	1,186,304	433,624	1,695,081	5,580,521

Total liabilities	44,457,280	15,524,812	1,768,942	11,353,834

NET ASSETS	$18,403,156,398	$6,839,327,465	$4,329,941,791	$18,495,567,155

NET ASSETS CONSIST OF:
Paid-in capital	$14,872,014,932	$7,327,027,316	$4,951,831,494	$15,871,362,025
Accumulated earnings (loss)	3,531,141,466	(487,699,851)	(621,889,703)	2,624,205,130

NET ASSETS	$18,403,156,398	$6,839,327,465	$4,329,941,791	$18,495,567,155

Shares outstanding	369,000,000	71,550,000	133,600,000	156,250,000

Net asset value	$49.87	$95.59	$32.41	$118.37

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$14,204,258,380	$6,225,123,154	$3,721,002,173	$15,306,461,917
(b) Investments, at cost — Affiliated	$137,841,598	$16,210,000	$2,930,000	$28,250,000
(c) Foreign currency, at cost	$—	$—	$10,624,369	$—
(d) Foreign currency collateral pledged, at cost	$—	$—	$3,338,552	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Assets and Liabilities  (continued)

April 30, 2021

iShares U.S. Dividend and Buyback ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$66,645,892
Affiliated(b)	440,852
Cash	11,347
Cash pledged:
Futures contracts	12,000
Receivables:
Dividends	84,748

Total assets	67,194,839

LIABILITIES
Payables:
Variation margin on futures contracts	1,430
Investment advisory fees	13,365

Total liabilities	14,795

NET ASSETS	$67,180,044

NET ASSETS CONSIST OF:
Paid-in capital	$55,467,476
Accumulated earnings	11,712,568

NET ASSETS	$67,180,044

Shares outstanding	1,750,000

Net asset value	$38.39

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$53,600,705
(b) Investments, at cost — Affiliated	$365,427

See notes to financial statements.

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2021

	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares International Select Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$342,950,293	$242,967,724	$200,675,035	$594,090,761
Dividends — Affiliated	2,060,950	1,530,876	8,828,400	26,567
Securities lending income — Affiliated — net	80,666	79,515	346,576	—
Foreign taxes withheld	(19,446)	—	(15,621,944)	—

Total investment income	345,072,463	244,578,115	194,228,067	594,117,328

EXPENSES
Investment advisory fees	10,590,533	4,651,321	17,918,156	54,655,670
Commitment fees	—	—	8,515	—
Miscellaneous	437	437	437	437

Total expenses	10,590,970	4,651,758	17,927,108	54,656,107

Less:
Investment advisory fees waived	—	—	(216,901)	—

Total expenses after fees waived	10,590,970	4,651,758	17,710,207	54,656,107

Net investment income	334,481,493	239,926,357	176,517,860	539,461,221

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(233,390,866)	(296,493,252)	(501,974,086)	845,432,290
Investments — Affiliated	445,687	32,479,922	(111,263,902)	—
In-kind redemptions — Unaffiliated	373,126,594	131,688,038	6,439,484	375,302,035
In-kind redemptions — Affiliated	1,551,879	2,261,965	(1,527,411)	—
Futures contracts	16,575,771	10,461,164	9,355,941	21,803,672
Foreign currency transactions	—	—	(245,393)	—

Net realized gain (loss)	158,309,065	(119,602,163)	(599,215,367)	1,242,537,997

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	4,044,669,215	1,033,936,007	1,493,377,677	4,468,137,668
Investments — Affiliated	42,312,864	(8,040,566)	158,345,531	—
Futures contracts	(1,592,212)	(938,715)	(1,010,996)	668,228
Foreign currency translations	—	—	570,713	—

Net change in unrealized appreciation (depreciation)	4,085,389,867	1,024,956,726	1,651,282,925	4,468,805,896

Net realized and unrealized gain	4,243,698,932	905,354,563	1,052,067,558	5,711,343,893

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,578,180,425	$1,145,280,920	$1,228,585,418	$6,250,805,114

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Statements of Operations  (continued)

Year Ended April 30, 2021

iShares U.S. Dividend and Buyback ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$965,698
Dividends — Affiliated	3,355

Total investment income	969,053

EXPENSES
Investment advisory fees	98,644
Miscellaneous	437

Total expenses	99,081

Net investment income	869,972

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(839,677)
Investments — Affiliated	238
In-kind redemptions — Unaffiliated	3,646,021
In-kind redemptions — Affiliated	15,401
Futures contracts	29,838

Net realized gain	2,851,821

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	12,485,483
Investments — Affiliated	67,942
Futures contracts	5,256

Net change in unrealized appreciation (depreciation)	12,558,681

Net realized and unrealized gain	15,410,502

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,280,474

See notes to financial statements.

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core Dividend Growth ETF		iShares Core High Dividend ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$334,481,493	$226,381,053	$239,926,357	$253,913,943
Net realized gain (loss)	158,309,065	277,885,766	(119,602,163)	85,382,007
Net change in unrealized appreciation (depreciation)	4,085,389,867	(835,980,096)	1,024,956,726	(1,173,584,989)

Net increase (decrease) in net assets resulting from operations	4,578,180,425	(331,713,277)	1,145,280,920	(834,289,039)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(326,148,283)	(221,736,445)	(238,406,761)	(259,253,409)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,795,396,795	2,824,367,946	(104,344,490)	(45,400,695)

NET ASSETS
Total increase (decrease) in net assets	9,047,428,937	2,270,918,224	802,529,669	(1,138,943,143)
Beginning of year	9,355,727,461	7,084,809,237	6,036,797,796	7,175,740,939

End of year	$18,403,156,398	$9,355,727,461	$6,839,327,465	$6,036,797,796

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets (continued)

	iShares International Select Dividend ETF		iShares Select Dividend ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$176,517,860	$261,599,199	$539,461,221	$612,609,601
Net realized gain (loss)	(599,215,367)	(250,334,852)	1,242,537,997	(473,988,522)
Net change in unrealized appreciation (depreciation)	1,651,282,925	(905,770,366)	4,468,805,896	(3,140,919,614)

Net increase (decrease) in net assets resulting from operations	1,228,585,418	(894,506,019)	6,250,805,114	(3,002,298,535)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(166,047,075)	(314,179,411)	(544,125,763)	(641,877,784)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(153,719,970)	252,390,701	(468,135,426)	(684,495,870)

NET ASSETS
Total increase (decrease) in net assets	908,818,373	(956,294,729)	5,238,543,925	(4,328,672,189)
Beginning of year	3,421,123,418	4,377,418,147	13,257,023,230	17,585,695,419

End of year	$4,329,941,791	$3,421,123,418	$18,495,567,155	$13,257,023,230

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares U.S. Dividend and Buyback ETF
	Year Ended 04/30/21	Year Ended 04/30/20
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$869,972	$264,084
Net realized gain (loss)	2,851,821	(613,589)
Net change in unrealized appreciation (depreciation)	12,558,681	272,449

Net increase (decrease) in net assets resulting from operations	16,280,474	(77,056)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(806,983)	(269,870)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	27,061,298	16,603,236

NET ASSETS
Total increase in net assets	42,534,789	16,256,310
Beginning of year	24,645,255	8,388,945

End of year	$67,180,044	$24,645,255

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$36.39	$38.13	$33.86	$30.75	$26.72

Net investment income(a)	1.08	0.99	0.91	0.78	0.71

Net realized and unrealized gain (loss)(b)	13.44	(1.77)	4.20	3.07	3.98

Net increase (decrease) from investment operations	14.52	(0.78)	5.11	3.85	4.69

Distributions(c)

From net investment income	(1.04)	(0.96)	(0.84)	(0.74)	(0.66)

Total distributions	(1.04)	(0.96)	(0.84)	(0.74)	(0.66)

Net asset value, end of year	$49.87	$36.39	$38.13	$33.86	$30.75

Total Return

Based on net asset value	40.52%	(2.05)%	15.30%	12.59%	17.78%

Ratios to Average Net Assets

Total expenses	0.08%	0.08%	0.08%	0.08%	0.09%

Net investment income	2.53%	2.55%	2.55%	2.32%	2.46%

Supplemental Data

Net assets, end of year (000)	$18,403,156	$9,355,727	$7,084,809	$3,343,410	$1,429,997

Portfolio turnover rate(d)	31%	24%	26%	24%	27%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$81.85	$95.42	$84.44	$83.27	$78.83

Net investment income(a)	3.56	3.24	3.09	2.99	2.85

Net realized and unrealized gain (loss)(b)	13.72	(13.51)	11.01	1.20	4.34

Net increase (decrease) from investment operations	17.28	(10.27)	14.10	4.19	7.19

Distributions(c)

From net investment income	(3.54)	(3.30)	(3.12)	(3.02)	(2.75)

Total distributions	(3.54)	(3.30)	(3.12)	(3.02)	(2.75)

Net asset value, end of year	$95.59	$81.85	$95.42	$84.44	$83.27

Total Return

Based on net asset value	21.70%	(10.86)%	17.05%	5.03%	9.22%

Ratios to Average Net Assets

Total expenses	0.08%	0.08%	0.08%	0.08%	0.10%

Net investment income	4.13%	3.53%	3.48%	3.47%	3.49%

Supplemental Data

Net assets, end of year (000)	$6,839,327	$6,036,798	$7,175,741	$6,007,744	$6,632,679

Portfolio turnover rate(d)	75%	62%	57%	46%	49%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares International Select Dividend ETF

	Year Ended 04/30/21		Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$24.14		$31.59	$34.11	$31.78	$29.85

Net investment income(a)	1.35		1.83	1.71	1.43	1.42	(b)

Net realized and unrealized gain (loss)(c)	8.19		(7.10)	(2.48)	2.41	1.88

Net increase (decrease) from investment operations	9.54		(5.27)	(0.77)	3.84	3.30

Distributions(d)

From net investment income	(1.27)		(2.18)	(1.75)	(1.51)	(1.37)

Total distributions	(1.27)		(2.18)	(1.75)	(1.51)	(1.37)

Net asset value, end of year	$32.41		$24.14	$31.59	$34.11	$31.78

Total Return

Based on net asset value	40.57%		(17.15)%	(2.13)%	12.35%	11.47	%(b)

Ratios to Average Net Assets

Total expenses	0.49	%(e)	0.49%	0.49%	0.49%	0.50%

Total expenses after fees waived	0.49	%(e)	0.49%	0.49%	0.49%	0.50%

Total expenses excluding professional fees for foreign withholding tax claims	N/A		N/A	0.49%	N/A	0.50%

Net investment income	4.87%		6.06%	5.39%	4.27%	4.75	%(b)

Supplemental Data

Net assets, end of year (000)	$4,329,942		$3,421,123	$4,377,418	$4,922,792	$4,010,716

Portfolio turnover rate(f)	86	%(g)	12%	35%	24%	29%

(a)	Based on average shares outstanding.
(b)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
•	Net investment income per share by $0.04.
•	Total return by 0.10%.
•	Ratio of net investment income to average net assets by 0.13%.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$80.66	$101.13	$96.31	$91.51	$82.05

Net investment income(a)	3.51	3.51	3.31	3.08	2.82

Net realized and unrealized gain (loss)(b)	37.74	(20.30)	4.80	4.76	9.41

Net increase (decrease) from investment operations	41.25	(16.79)	8.11	7.84	12.23

Distributions(c)

From net investment income	(3.54)	(3.68)	(3.29)	(3.04)	(2.77)

Total distributions	(3.54)	(3.68)	(3.29)	(3.04)	(2.77)

Net asset value, end of year	$118.37	$80.66	$101.13	$96.31	$91.51

Total Return

Based on net asset value	52.54%	(16.96)%	8.63%	8.65%	15.12%

Ratios to Average Net Assets

Total expenses	0.38%	0.39%	0.39%	0.39%	0.39%

Net investment income	3.78%	3.60%	3.40%	3.24%	3.23%

Supplemental Data

Net assets, end of year (000)	$18,495,567	$13,257,023	$17,585,695	$16,714,032	$17,200,059

Portfolio turnover rate(d)	55%	6%	21%	28%	19%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Dividend and Buyback ETF

	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Period From 11/07/17 to 04/30/18	(a)

Net asset value, beginning of period	$25.94	$27.96	$25.30	$24.99

Net investment income(b)	0.70	0.64	0.61	0.26

Net realized and unrealized gain (loss)(c)	12.43	(2.02)	2.67	0.28

Net increase (decrease) from investment operations	13.13	(1.38)	3.28	0.54

Distributions(d)

From net investment income	(0.68)	(0.64)	(0.58)	(0.23)

From net realized gain	—	—	(0.04)	—

Total distributions	(0.68)	(0.64)	(0.62)	(0.23)

Net asset value, end of period	$38.39	$25.94	$27.96	$25.30

Total Return

Based on net asset value	51.33%	(4.95)%	13.21%	2.16	%(e)

Ratios to Average Net Assets

Total expenses	0.25%	0.25%	0.25%	0.25	%(f)

Net investment income	2.20%	2.31%	2.34%	2.07	%(f)

Supplemental Data

Net assets, end of period (000)	$67,180	$24,645	$8,389	$7,591

Portfolio turnover rate(g)	30%	33%	31%	14	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core Dividend Growth	Diversified
Core High Dividend	Non-diversified
International Select Dividend	Diversified
Select Dividend	Diversified
U.S. Dividend and Buyback(a)	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core Dividend Growth	0.08%
Core High Dividend	0.08
U.S. Dividend and Buyback	0.25

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares International Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $12 billion	0.5000%
Over $12 billion, up to and including $18 billion	0.4750
Over $18 billion, up to and including $24 billion	0.4513
Over $24 billion, up to and including $30 billion	0.4287
Over $30 billion	0.4073

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion	0.3259

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Expense Waivers: BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Effective June 19, 2020, BFA had elected to implement a voluntary fee waiver to the iShares International Select Dividend ETF in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

This amount is included in investment advisory fees waived in the Statements of Operations. For the year ended April 30, 2021, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

iShares ETF	Amounts waived
International Select Dividend	$216,901

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Core Dividend Growth ETF , iShares Core High Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, the iShares International Select Dividend ETF (the “Group 2 Fund”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund will retain for the remainder of that calendar

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. The Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) the Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Core Dividend Growth	$24,375
Core High Dividend	23,943
International Select Dividend	79,073

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core Dividend Growth	$1,229,097,146	$516,963,899	$(62,560,267)
Core High Dividend	1,528,164,825	1,249,950,508	(160,773,700)
International Select Dividend	90,166,928	37,768,548	(5,843,322)
Select Dividend	1,450,943,809	1,021,961,351	(13,881,965)
U.S. Dividend and Buyback	4,568,465	2,854,119	(148,796)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core Dividend Growth	$4,088,354,384	$4,046,925,974
Core High Dividend	4,373,115,064	4,356,998,122
International Select Dividend	3,069,380,945	3,047,274,675
Select Dividend	7,847,470,541	7,828,326,076
U.S. Dividend and Buyback	12,007,776	11,875,871

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements  (continued)

For the year ended April 30, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend Growth	$5,931,313,292	$1,152,096,031
Core High Dividend	852,593,991	953,301,829
International Select Dividend	222,605,829	399,010,966
Select Dividend	1,768,969,525	2,236,858,244
U.S. Dividend and Buyback	38,424,309	11,578,633

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Core Dividend Growth	$367,083,224	$(367,083,224)
Core High Dividend	130,112,619	(130,112,619)
International Select Dividend	(15,374,135)	15,374,135
Select Dividend	361,280,190	(361,280,190)
U.S. Dividend and Buyback	3,551,386	(3,551,386)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20
Core Dividend Growth
Ordinary income	$326,148,283	$221,736,445

Core High Dividend
Ordinary income	$238,406,761	$259,253,409

International Select Dividend
Ordinary income	$166,047,075	$314,179,411

Select Dividend
Ordinary income	$544,125,763	$641,877,784

U.S. Dividend and Buyback
Ordinary income	$806,983	$269,870

As of April 30, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Core Dividend Growth	$24,618,950	$(531,044,408)	$4,037,566,924		$3,531,141,466
Core High Dividend	8,408,157	(1,062,206,828)	566,098,820		(487,699,851)
International Select Dividend	20,026,958	(1,172,533,568)	530,616,907		(621,889,703)
Select Dividend	—	(411,782,440)	3,035,987,570		2,624,205,130
U.S. Dividend and Buyback	70,079	(1,321,244)	12,963,733		11,712,568

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the timing and recognition of partnership income.

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended April 30, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized
Select Dividend	$881,585,100

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend Growth	$14,387,374,831	$4,058,862,848	$(21,295,924)	$4,037,566,924
Core High Dividend	6,278,072,784	612,166,159	(46,067,339)	566,098,820
International Select Dividend	3,761,365,166	628,387,096	(98,567,198)	529,819,898
Select Dividend	15,438,488,811	3,209,401,239	(173,413,669)	3,035,987,570
U.S. Dividend and Buyback	54,123,011	13,034,252	(70,519)	12,963,733

9.	LINE OF CREDIT

The iShares International Select Dividend ETF, along with certain other iShares funds (“Participating Funds”), is a party to a $300 million credit agreement (“Credit Agreement”) with State Street Bank and Trust Company, which expires on July 15, 2021. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings in certain target markets. The Credit Agreement sets specific sub limits on aggregate borrowings based on two tiers of Participating Funds: $300 million with respect to the funds within Tier 1, including the Fund, and $200 million with respect to Tier 2. The Funds may borrow up to the aggregate commitment amount subject to asset coverage and other limitations as specified in the Credit Agreement. The Credit Agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR rate (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is generally allocated to each Participating Fund based on the lesser of a Participating Fund’s relative exposure to certain target markets or a Participating Fund’s maximum borrowing amount as set forth by the terms of the Credit Agreement.

During the year ended April 30, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/21		Year Ended 04/30/20

iShares ETF	Shares	Amount	Shares	Amount
Core Dividend Growth
Shares sold	140,800,000	$5,967,489,614	124,600,000	$4,863,403,424
Shares redeemed	(28,900,000)	(1,172,092,819)	(53,300,000)	(2,039,035,478)

Net increase	111,900,000	$4,795,396,795	71,300,000	$2,824,367,946

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 04/30/21		Year Ended 04/30/20

iShares ETF	Shares	Amount	Shares	Amount
Core High Dividend
Shares sold	9,350,000	$857,073,484	32,500,000	$3,055,557,360
Shares redeemed	(11,550,000)	(961,417,974)	(33,950,000)	(3,100,958,055)

Net decrease	(2,200,000)	$(104,344,490)	(1,450,000)	$(45,400,695)

International Select Dividend
Shares sold	9,000,000	$272,038,651	20,900,000	$681,516,303
Shares redeemed	(17,100,000)	(425,758,621)	(17,750,000)	(429,125,602)

Net increase (decrease)	(8,100,000)	$(153,719,970)	3,150,000	$252,390,701

Select Dividend
Shares sold	17,250,000	$1,779,672,971	16,550,000	$1,640,928,759
Shares redeemed	(25,350,000)	(2,247,808,397)	(26,100,000)	(2,325,424,629)

Net decrease	(8,100,000)	$(468,135,426)	(9,550,000)	$(684,495,870)

U.S. Dividend and Buyback
Shares sold	1,200,000	$38,829,975	650,000	$16,603,236
Shares redeemed	(400,000)	(11,768,677)	—	—

Net increase	800,000	$27,061,298	650,000	$16,603,236

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF,

iShares International Select Dividend ETF, iShares Select Dividend ETF and

iShares U.S. Dividend and Buyback ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (five of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information  (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Core Dividend Growth	99.69%

Core High Dividend	100.00%

Select Dividend	100.00%

U.S. Dividend and Buyback	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Dividend Income

Core Dividend Growth	$342,921,831

Core High Dividend	247,868,142

International Select Dividend	191,935,533

Select Dividend	600,836,081

U.S. Dividend and Buyback	942,720

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Business Income

U.S. Dividend and Buyback	$15,340

For the fiscal year ended April 30, 2021, the following fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid

International Select Dividend	$208,967,570	$14,282,195

I M P O R T A N T T A X I N F O R M A T I O N	59

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core Dividend Growth ETF, iShares Core High Dividend ETF, iShares International Select Dividend ETF, iShares Select Dividend ETF and iShares U.S. Dividend and Buyback ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Core Dividend Growth	$1.044197	$—	$ —	$1.044197	100%	—%	—%		100%

Core High Dividend(a)	3.527144	—	0.008471	3.535615	100	—	0	(b)	100

International Select Dividend(a)	1.213735	—	0.060113	1.273848	95	—	5		100

Select Dividend	3.536617	—	—	3.536617	100	—	—		100

U.S. Dividend and Buyback(a)	0.675629	—	0.004456	0.680085	99	—	1		100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (the “Directive”) imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside of the EU, such as BFA (the “Company”). Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

The Company has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden, and Luxembourg.

Report on Remuneration

The Company is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programmes which support that philosophy.

S U P P L E M E N T A L I N F O R M A T I O N	61

Supplemental Information  (unaudited) (continued)

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organisational structures which are independent of the business units. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by the Company to its staff which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020 is USD 1.14 million. This figure is comprised of fixed remuneration of USD 529.44 thousand and variable remuneration of USD 607.5 thousand. There were a total of 490 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company, which has been attributed to the Fund in respect of the Company’s financial year ending 31 December 2020, to its senior management was USD 185.21 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 14.95 thousand.

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of April 30, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito (a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji (b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	63

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	65

Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-406-0421

APRIL 30, 2021

2021 Annual Report

iShares Trust

🌑	iShares Morningstar Growth ETF | ILCG | NYSE Arca

🌑	iShares Morningstar Mid-Cap ETF | IMCB | NYSE Arca

🌑	iShares Morningstar Mid-Cap Growth ETF | IMCG | NYSE Arca

🌑	iShares Morningstar Mid-Cap Value ETF | IMCV | NASDAQ

🌑	iShares Morningstar Small-Cap ETF | ISCB | NYSE Arca

🌑	iShares Morningstar Small-Cap Growth ETF | ISCG | NYSE Arca

🌑	iShares Morningstar Small-Cap Value ETF | ISCV | NYSE Arca

🌑	iShares Morningstar U.S. Equity ETF | ILCB | NYSE Arca

🌑	iShares Morningstar Value ETF | ILCV | NYSE Arca

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2021 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 50.92%. The reporting period began amid significant uncertainty surrounding the coronavirus pandemic. However, equity prices continued to recover from the multi-year low reached in March 2020, as the federal government took measures to adapt to the economic and public health impact of COVID-19. Optimism about vaccines and an improved growth outlook for the economy led to further advances, and stocks surpassed pre-pandemic prices to reach all-time highs near the end of the reporting period.

The pandemic’s initial economic consequences were swift and far-reaching. Restrictions imposed to slow the virus’ spread led to extensive job losses, and the unemployment rate rose quickly, standing at 13.3% in May 2020. Consumer spending, an important engine of economic growth, decreased sharply as people spent more time at home. These disruptions led to a substantial economic contraction. The U.S. economy declined by an annualized 31.4% in the second quarter of 2020, the largest decline on record.

However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals received direct payments near the beginning of the reporting period as part of the U.S. $2.2 trillion CARES Act, and Congress eased rules around loans to businesses that kept employees on payroll. As lockdowns eased, unemployment began to decline, decreasing substantially between May 2020 and December 2020 before largely leveling off, albeit at a still-elevated rate compared to pre-pandemic levels. Equity prices rose in response to the improving economic outlook.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, maintaining short-term interest rates near zero to encourage lending and stimulate economic activity. The Fed further acted to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program to include directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Fiscal and monetary stimulus, along with partial reopenings in many states, helped the economy rebound sharply in the second half of 2020. Economic growth picked up in the third quarter of 2020, with an annualized gain of 33.4%, as some previously shut-down parts of the economy resumed functioning. Growth continued at a slower pace thereafter, rising by an annualized 4.3% in the fourth quarter of 2020 and 6.4% in the first quarter of 2021.

In addition to the growing economy, news that several vaccines under development showed high effectiveness rates boosted stocks in November 2020. Swift implementation of the subsequent vaccination program, with more than 40% of Americans receiving at least one dose by the end of the reporting period, buoyed investor optimism. Additional stimulus packages signed in December 2020 and March 2021 propelled further strong gains in equities.

Pent-up demand for consumer goods and rising household wealth led to a strong rebound in consumer spending, which reached the highest level since the onset of the pandemic in the first quarter of 2021. However, higher spending combined with supply bottlenecks raised investors’ inflation expectations. Additionally, the unequal nature of the recovery highlighted the difficulty many individuals still face, as total unemployment remained well below pre-pandemic levels, and 30% of Americans reported lower incomes as of February 2021.

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Fund Summary as of April 30, 2021	iShares® Morningstar Growth ETF

Investment Objective

The iShares Morningstar Growth ETF (the “Fund”) (formerly the iShares Morningstar Large-Cap Growth ETF) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	44.94%	22.43%	17.07%	44.94%	175.06%	383.41%
Fund Market	44.97	22.44	17.07	44.97	175.16	383.47
Index(a)	45.27	22.91	17.44	45.27	180.54	399.16
Morningstar® US Large Growth IndexSM	45.57	22.96	17.47	45.57	181.12	400.18
Morningstar® US Large-Mid Cap Broad Growth IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Growth IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Large Growth IndexSM as the underlying index of the fund.

(b)

The inception date of the Morningstar® US Large-Mid Cap Broad Growth IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 8.27%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,212.80	$ 1.10		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Growth ETF

Portfolio Management Commentary

Growth-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to significant earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry. The semiconductors and semiconductor equipment industry also gained, as strong demand led to a semiconductor shortage and boosted revenues of chip makers.

The consumer discretionary sector also contributed significantly to the Index’s return, rebounding strongly after a decline early in the pandemic. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending recover. The automobiles industry led the advance, as sales of electric vehicles were particularly resilient during the pandemic, benefiting in part from strong international demand. Internet and direct marketing retailers also contributed, boosted by an increase in online shopping amid pandemic-related restrictions.

The communication services sector was another source of strength for the Index’s return, led by the media and entertainment industry. Interactive media and services companies grew revenues from increased advertising as consumers spent more time at home accessing media and social networking apps.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	41.4%
Consumer Discretionary	17.5
Communication Services	13.3
Health Care	11.3
Industrials	5.6
Financials	3.6
Real Estate	2.7
Consumer Staples	2.1
Materials	1.7
Other (each representing less than 1%)	0.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Microsoft Corp.	10.5%
Amazon.com Inc.	8.2
Apple Inc.	6.8
Facebook Inc., Class A	4.3
Tesla Inc.	3.0
Alphabet Inc., Class A	2.6
Alphabet Inc., Class C	2.6
Visa Inc., Class A	2.2
NVIDIA Corp.	2.0
Mastercard Inc., Class A	1.8

(a)	Excludes money market funds.

6	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Mid-Cap ETF

Investment Objective

The iShares Morningstar Mid-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities, as represented by the Morningstar® US Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	54.74%	14.20%	12.38%	54.74%	94.22%	221.27%
Fund Market	54.71	14.20	12.38	54.71	94.28	221.39
Index(a)	55.14	14.49	12.64	55.14	96.73	228.84
Morningstar® US Mid Core IndexSM	57.66	14.86	12.82	57.66	99.92	234.17
Morningstar® US Mid Cap IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Mid Core IndexSM as the underlying index of the fund.

(b)	The inception date of the Morningstar® US Mid Cap IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 13.33%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,331.90	$ 1.16		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Mid-Cap ETF

Portfolio Management Commentary

Mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The ongoing economic recovery helped the economically sensitive industrials sector, which was the leading contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, as factories struggled to meet a rise in orders. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The consumer discretionary sector was another significant contributor to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending recover from a sharp decline in the second quarter of 2020. Spending in the first quarter of 2021 reached the highest level since 2019. Consumers increased savings and reduced credit card debt, which led to a surge in spending on nonessential items, benefiting the specialty retail industry.

The information technology sector also contributed meaningfully to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices, leading to a rebound in both consumer and business information technology spending. The semiconductors and semiconductor equipment industry led the advance, as strong demand led to a semiconductor shortage and boosted revenues of chip makers.

The financials sector, which is closely tied to the strength of the broader economy, also bolstered the Index’s performance. Within the sector, asset management and custody banks were the leading contributors. An increase in assets under management and cost-cutting helped offset pressure from higher interest rates.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	18.9%
Industrials	14.5
Health Care	12.4
Financials	12.0
Consumer Discretionary	11.5
Real Estate	6.5
Materials	6.0
Utilities	4.7
Communication Services	4.7
Consumer Staples	4.4
Energy	4.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Freeport-McMoRan Inc.	0.6%
Moderna Inc.	0.6
KLA Corp.	0.5
Ford Motor Co.	0.5
IQVIA Holdings Inc.	0.5
Johnson Controls International PLC	0.5
TE Connectivity Ltd.	0.5
Sysco Corp.	0.5
EOG Resources Inc.	0.5
HP Inc.	0.5

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF

Investment Objective

The iShares Morningstar Mid-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Mid Cap Broad Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	57.51%	21.46%	14.41%	57.51%	164.31%	284.33%
Fund Market	57.58	21.48	14.42	57.58	164.54	284.52
Index(a)	58.06	21.78	14.69	58.06	167.82	293.64
Morningstar® US Mid Growth IndexSM	57.94	21.76	14.68	57.94	167.62	293.35
Morningstar® US Mid Cap Broad Growth IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Growth IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Mid Growth IndexSM as the underlying index of the fund.

(b)

The inception date of the Morningstar® US Mid Cap Broad Growth IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 8.70%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,240.00	$ 1.39		$ 1,000.00	$ 1,023.60	$ 1.25		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Mid-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. Combined with a rebound in both consumer and business information technology spending, the accelerated adoption of technology products and services led to significant earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented infrastructure and security software grew rapidly, supporting a solid advance in the software and services industry.

The healthcare sector was a significant contributor to the Index’s performance, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly during the early part of the pandemic. The healthcare equipment industry was a leading source of strength, as growing pet ownership drove increased sales of veterinary health products.

The consumer discretionary sector also contributed meaningfully to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped consumer spending reach the highest level since 2019 in the first quarter of 2021. Internet and direct marketing retailers were boosted by an increase in online shopping amid pandemic-related restrictions. The ongoing economic recovery also helped the economically sensitive industrials sector. The capital goods industry was the primary source of strength amid a rebound in industrial production, as factories struggled to meet a rise in orders.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Information Technology	29.3%
Health Care	19.5
Industrials	16.5
Consumer Discretionary	10.6
Financials	7.0
Communication Services	4.9
Real Estate	4.3
Materials	2.9
Consumer Staples	2.6
Utilities	1.4
Energy	1.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Moderna Inc.	1.3%
Match Group Inc.	1.0
MSCI Inc.	0.9
IHS Markit Ltd.	0.9
Crowdstrike Holdings Inc., Class A	0.9
Roku Inc.	0.9
DexCom Inc.	0.9
Cadence Design Systems Inc.	0.9
Marvell Technology Inc.	0.8
Pinterest Inc., Class A	0.8

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	63.45%	11.57%	11.36%	63.45%	72.90%	193.17%
Fund Market	63.54	11.59	11.36	63.54	73.03	193.33
Index(a)	63.89	11.88	11.66	63.89	75.26	201.27
Morningstar® US Mid Value IndexSM	61.78	11.59	11.52	61.78	73.00	197.39
Morningstar® US Mid Cap Broad Value IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Value IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Mid Value IndexSM as the underlying index of the fund.

(b)

The inception date of the Morningstar® US Mid Cap Broad Value IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 18.65%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,458.70	$ 1.46		$ 1,000.00	$ 1,023.60	$ 1.20		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, was the largest contributor to the Index’s performance, led by the insurance industry. In the life and health insurance industry, investment profits helped offset losses from a pandemic-related increase in claims. Property and casualty insurers benefited from fewer auto collisions as pandemic-related restrictions led to a decrease in miles driven. The diversified financials industry advanced as increased profits from online banking services bolstered consumer finance companies despite a reduction in consumers’ credit card balances.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry advanced amid a rebound in industrial production, as factories struggled to meet a rise in orders. The building products industry gained amid a sharp increase in home renovation, which boosted demand for construction materials.

The consumer discretionary, materials, and information technology sectors were also notable contributors to the Index’s return. The consumer discretionary sector advanced as fiscal stimulus payments and unemployment insurance supplements helped consumer spending. The automobiles industry benefited from a surge in demand late in the reporting period. In the materials sector the chemicals industry led gains, supported by a sharp increase in the price of lithium, a key component in batteries for electric vehicles. The information technology sector benefited from the acceleration of trends in automation, cloud computing, and digitization. The technology hardware and equipment industry advanced as the transition to remote work and school drove purchases of personal computers and peripherals.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	17.0%
Industrials	12.7
Consumer Discretionary	12.0
Information Technology	9.5
Materials	8.8
Real Estate	8.4
Utilities	7.8
Energy	7.6
Consumer Staples	6.2
Health Care	6.1
Communication Services	3.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Freeport-McMoRan Inc.	1.2%
Ford Motor Co.	1.0
Johnson Controls International PLC	0.9
Sysco Corp.	0.9
EOG Resources Inc.	0.9
HP Inc.	0.9
American International Group Inc.	0.9
Simon Property Group Inc.	0.8
Prudential Financial Inc.	0.8
Travelers Companies Inc. (The)	0.8

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® US Small Cap Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	65.95%	13.29%	10.36%	65.95%	86.63%	167.97%
Fund Market	65.03	13.29	10.37	65.03	86.64	168.13
Index(a)	65.94	13.46	10.50	65.94	88.00	171.35
Morningstar® US Small Core IndexSM	67.40	13.65	10.59	67.40	89.64	173.72
Morningstar® US Small Cap Extended IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Extended IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Small Core IndexSM as the underlying index of the fund.

(b)	The inception date of the Morningstar® US Small Cap Extended IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 10.83%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,468.10	$ 1.22		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The ongoing economic recovery helped the economically sensitive industrials sector, which was the largest contributor to the Index’s return. Within the sector, the capital goods industry was the primary source of strength amid a rebound in industrial production, as factories struggled to meet a rise in orders. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The financials sector was a strong contributor to the Index’s performance, led by banks. Despite concerns that pandemic-related business failures would lead to significant loan losses, banks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields and a steepening yield curve (a graphical representation of U.S. Treasury rates at different maturities) also pointed to a strengthening economy, further supporting bank stocks. Higher interest rates and a steeper yield curve often improve banks’ profitability by widening the difference between the interest they charge to borrowing customers and banks’ own cost of borrowing.

The consumer discretionary sector rebounded strongly after a decline early in the pandemic, contributing to performance. Fiscal stimulus payments and unemployment insurance supplements helped consumer spending recover from a sharp decline in the second quarter of 2020, as spending in the first quarter of 2021 reached the highest level since 2019. Consumer durables stocks gained amid increased spending on textiles and apparel, with products that emphasized comfort selling particularly well.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments	(a)

Industrials	16.9%
Financials	16.9
Consumer Discretionary	14.3
Health Care	14.2
Information Technology	13.1
Real Estate	8.4
Materials	5.0
Energy	3.5
Consumer Staples	3.1
Communication Services	2.5
Utilities	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

Novavax Inc.	0.4%
Diamondback Energy Inc.	0.3
Signature Bank/New York NY	0.3
Plug Power Inc.	0.3
American Airlines Group Inc.	0.3
Devon Energy Corp.	0.3
Tapestry Inc.	0.3
LPL Financial Holdings Inc.	0.3
Norwegian Cruise Line Holdings Ltd.	0.3
RH	0.3

(a)	Excludes money market funds.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Small-Cap Growth ETF

Investment Objective

The iShares Morningstar Small-Cap Growth ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit growth characteristics, as represented by the Morningstar® US Small Cap Broad Growth Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	61.86%	19.43%	13.17%	61.86%	142.97%	244.55%
Fund Market	61.65	19.42	13.17	61.65	142.89	244.55
Index(a)	62.03	19.61	13.26	62.03	144.84	247.40
Morningstar® US Small Growth IndexSM	63.25	19.79	13.35	63.25	146.67	250.00
Morningstar® US Small Cap Broad Growth Extended IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Growth IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Broad Growth Extended IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Small Growth IndexSM as the underlying index of the fund.

(b)

The inception date of the Morningstar® US Small Cap Broad Growth Extended IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 3.62%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,270.40	$ 1.35		$ 1,000.00	$ 1,023.60	$ 1.20		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	15

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Small-Cap Growth ETF

Portfolio Management Commentary

Growth-oriented, small-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, which led to a rebound in information technology spending, driving earnings growth for the sector. With 42% of the U.S. labor force working from home due to pandemic restrictions, demand for cloud computing and business-oriented software grew rapidly, supporting a solid advance in the software and services industry. The semiconductors and semiconductor equipment industry contributed as strong demand led to a semiconductor shortage and boosted revenues of chip makers.

The healthcare sector was a significant contributor to the Index’s performance, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly during the early part of the pandemic. Analysts assessed that demand for health services deferred early in the pandemic would lead to increased revenues as the economy continued to rebound. The biotechnology industry was a leading source of strength, as early clinical trials showed promising performance for a new cancer drug.

The consumer discretionary sector also contributed, as fiscal stimulus payments and unemployment insurance supplements boosted consumer spending. Consumers increased savings and reduced credit card debt, which led to a surge in spending on automobiles, benefiting automotive retail stocks in the specialty retail industry. Casinos and gaming stocks gained as capacity increases drove increased bookings at resort and casino operators, and online gaming, particularly sports betting, expanded.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Health Care	21.7%
Information Technology	20.0
Industrials	16.7
Consumer Discretionary	13.6
Financials	10.8
Real Estate	6.3
Materials	3.3
Communication Services	3.1
Consumer Staples	3.1
Utilities	1.0
Energy	0.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Novavax Inc.	0.8%
Plug Power Inc.	0.7
RH	0.6
Lithia Motors Inc., Class A	0.5
Palantir Technologies Inc., Class A	0.5
MKS Instruments Inc.	0.5
Proofpoint Inc.	0.5
Axon Enterprise Inc.	0.5
Manhattan Associates Inc.	0.4
Natera Inc.	0.4

(a)	Excludes money market funds.

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Small-Cap Value ETF

Investment Objective

The iShares Morningstar Small-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Small Cap Broad Value Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	80.90%	10.01%	9.55%	80.90%	61.10%	148.97%
Fund Market	80.89	9.99	9.54	80.89	61.00	148.80
Index(a)	81.36	10.32	9.80	81.36	63.40	154.81
Morningstar® US Small Value IndexSM	85.23	10.79	10.04	85.23	66.89	160.25
Morningstar® US Small Cap Broad Value Extended IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Broad Value Extended IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Small Value IndexSM as the underlying index of the fund.

(b)

The inception date of the Morningstar® US Small Cap Broad Value Extended IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 18.87%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,607.60	$ 1.55		$ 1,000.00	$ 1,023.60	$ 1.20		0.24%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	17

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Small-Cap Value ETF

Portfolio Management Commentary

Value-oriented small-capitalization U.S. stocks advanced sharply for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The consumer discretionary sector contributed the most to the Index’s return, as fiscal stimulus payments and unemployment insurance supplements helped increase consumer spending. Retailers, which were particularly pressured by the onset of the pandemic and related restrictions, recovered to post strong gains amid a mass COVID-19 vaccination program and a growing economy. Consumers increased savings and reduced credit card debt, which led to a surge in spending on nonessential items, benefiting the specialty retail industry. Consumer durables stocks gained as easing restrictions led consumers to return to stores and bolstered sales of luxury goods, particularly in China.

The financials sector was a strong contributor to the Index’s performance, led by the banking industry. Despite concerns that pandemic-related business failures would lead to significant loan losses in the wake of the pandemic, banks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields and a steepening yield curve (a graphical representation of U.S. Treasury rates at different maturities) also pointed to a strengthening economy, further supporting bank stocks.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, as factories worked to meet a rise in orders. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)

Financials	23.2%
Industrials	17.0
Consumer Discretionary	15.1
Real Estate	10.5
Information Technology	7.1
Materials	6.5
Energy	6.2
Health Care	6.1
Consumer Staples	3.2
Utilities	3.1
Communication Services	2.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Signature Bank/New York NY	0.6%
Diamondback Energy Inc.	0.6
American Airlines Group Inc.	0.6
Devon Energy Corp.	0.6
Tapestry Inc.	0.6
Norwegian Cruise Line Holdings Ltd.	0.5
Invesco Ltd.	0.5
Comerica Inc.	0.5
Steel Dynamics Inc.	0.5
First Horizon Corp.	0.4

(a)	Excludes money market funds.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar U.S. Equity ETF

Investment Objective

The iShares Morningstar U.S. Equity ETF (the “Fund”) (formerly the iShares Morningstar Large-Cap ETF) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Morningstar® US Large-Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	46.58%	16.67%	14.31%	46.58%	116.15%	280.79%
Fund Market	46.74	16.67	14.31	46.74	116.20	280.86
Index(a)	46.88	16.90	14.55	46.88	118.28	288.85
Morningstar® US Large Core IndexSM	48.24	17.11	14.65	48.24	120.30	292.46
Morningstar® US Large-Mid Cap IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Large Core IndexSM as the underlying index of the fund.

(b)	The inception date of the Morningstar® US Large-Mid Cap IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 11.41%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,266.00	$ 0.90		$ 1,000.00	$ 1,024.00	$ 0.80		0.16%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	19

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar U.S. Equity ETF

Portfolio Management Commentary

Large-and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The information technology sector was the leading contributor to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The coronavirus pandemic disrupted normal business practices and limited face-to-face contact, prompting many businesses to improve and expand their technology systems. The technology hardware and equipment industry led the advance, as the transition to remote work and school drove purchases of personal computers and peripherals and heightened demand for data storage equipment. The semiconductors and semiconductor equipment industry gained, as strong demand led to a semiconductor shortage and boosted revenues of chip makers. Higher sales for outsourced services, along with rising demand for cloud computing and business-oriented software, drove revenue growth in the software and services industry.

The healthcare sector was a solid contributor to the Index’s performance, as optimism surrounding the economic recovery and the development of new products offset a decline in healthcare spending, particularly during the early part of the pandemic. The healthcare equipment industry gained, as solid sales of coronavirus diagnostic tests propelled strong profit growth.

The financials sector, which is closely tied to the strength of the broader economy, contributed meaningfully to the Index’s performance, led by asset management and custody banks. The sharp market rally led to an increase in assets under management, which helped offset pressure from higher interest rates. The consumer discretionary sector also contributed, rebounding strongly after a decline early in the pandemic. Homebound consumers increased spending on remodeling and redecoration projects, driving significant growth in revenue and profit for home improvement retailers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Information Technology	27.3%
Health Care	13.1
Consumer Discretionary	12.5
Financials	11.2
Communication Services	11.1
Industrials	8.8
Consumer Staples	5.7
Real Estate	2.7
Materials	2.6
Utilities	2.6
Energy	2.4

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Apple Inc.	5.4%
Microsoft Corp.	5.0
Amazon.com Inc.	3.9
Facebook Inc., Class A	2.0
Alphabet Inc., Class A	1.8
Alphabet Inc., Class C	1.8
Tesla Inc.	1.4
Berkshire Hathaway Inc., Class B	1.4
JPMorgan Chase & Co.	1.2
Johnson & Johnson	1.1

(a)	Excludes money market funds.

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Morningstar Value ETF

Investment Objective

The iShares Morningstar Value ETF (the “Fund”) (formerly the iShares Morningstar Large-Cap Value ETF) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	36.36%	11.57%	9.94%	36.36%	72.90%	158.08%
Fund Market	36.58	11.58	9.95	36.58	72.93	158.25
Index(a)	36.65	11.85	10.22	36.65	75.05	164.63
Morningstar® US Large Value IndexSM	34.67	11.52	10.06	34.67	72.52	160.81
Morningstar® US Large-Mid Cap Broad Value IndexSM(b)	N/A	N/A	N/A	N/A	N/A	N/A

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

(a)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Value IndexSM, which, effective as of March 22, 2021, replaced the Morningstar® US Large Value IndexSM as the underlying index of the fund.

(b)

The inception date of the Morningstar® US Large-Mid Cap Broad Value IndexSM was January 27, 2021. The cumulative total return for this index for the period January 27, 2021 through April 30, 2021 was 14.47%.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 23 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,343.30	$ 1.16		$ 1,000.00	$ 1,023.80	$ 1.00		0.20%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 23 for more information.

F U N D S U M M A R Y	21

Fund Summary as of April 30, 2021 (continued)	iShares® Morningstar Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as unprecedented monetary and fiscal stimulus coupled with the rollout of COVID-19 vaccination programs drove a robust rebound in economic activity. The financials sector, which is closely tied to the strength of the broader economy, contributed the most to the Index’s performance. Within the sector, banks were the leading contributors. In the wake of the coronavirus pandemic, bank stocks faced headwinds amid concerns that widespread business failures would lead to significant loan losses. However, bank stocks rallied when the Fed backed credit markets and effective COVID-19 vaccines were developed and distributed, raising investors’ hopes for an economic rebound. Late in the reporting period, higher long-term bond yields also pointed to a strengthening economy, further supporting bank stocks. Investment banking and brokerage companies also contributed to the Index’s return, as higher trading revenues amid a surge in equity trading volume boosted investment banks’ profit margins.

The ongoing economic recovery also helped the economically sensitive industrials sector, which was a solid contributor to the Index’s return. The capital goods industry was the primary source of strength amid a rebound in industrial production, as factories struggled to meet a rise in orders. Optimism about continued economic growth led to the highest levels of business confidence in more than 35 years. Strong consumer demand for manufactured goods, including automobiles, helped support U.S. manufacturers.

The information technology sector also contributed to the Index’s return, benefiting from the acceleration of trends in automation, cloud computing, and digitization. The semiconductors and semiconductor equipment industry led the advance, as strong demand led to a semiconductor shortage and boosted revenues of chip makers.

Portfolio Information

ALLOCATION BY SECTOR

Sector	Percent of Total Investments(a)
Financials	18.1%
Health Care	14.8
Information Technology	14.5
Industrials	11.8
Communication Services	9.0
Consumer Staples	9.0
Consumer Discretionary	7.8
Utilities	4.4
Energy	4.3
Materials	3.5
Real Estate	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Apple Inc.	4.2%
JPMorgan Chase & Co.	2.3
Johnson & Johnson	2.1
Berkshire Hathaway Inc., Class B	1.7
Walt Disney Co. (The)	1.7
Bank of America Corp.	1.5
Comcast Corp., Class A	1.3
UnitedHealth Group Inc.	1.3
Home Depot Inc. (The)	1.2
Exxon Mobil Corp.	1.2

(a)	Excludes money market funds.

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	23

Schedule of Investments April 30, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
HEICO Corp.	4,382	$616,985
HEICO Corp., Class A	7,642	965,032
Howmet Aerospace Inc.(a)	22,818	729,263
Huntington Ingalls Industries Inc.	1,793	380,690
L3Harris Technologies Inc.	8,694	1,819,046
Northrop Grumman Corp.	5,810	2,059,296
Teledyne Technologies Inc.(a)	3,833	1,716,226
TransDigm Group Inc.(a)	3,303	2,027,183

		10,313,721

Air Freight & Logistics — 0.4%
CH Robinson Worldwide Inc.	4,813	467,246
Expeditors International of Washington Inc.	8,888	976,436
United Parcel Service Inc., Class B	27,004	5,505,036
XPO Logistics Inc.(a)	4,603	640,369

		7,589,087

Auto Components — 0.1%
Aptiv PLC(a)	14,641	2,106,694
Gentex Corp.	13,756	483,936

		2,590,630

Automobiles — 3.0%
Tesla Inc.(a)	79,462	56,373,521

Banks — 0.3%
Commerce Bancshares Inc.	3,808	296,301
First Republic Bank/CA	18,237	3,341,748
SVB Financial Group(a)	3,358	1,920,205

		5,558,254

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)	952	1,158,098
Brown-Forman Corp., Class A	3,695	263,638
Brown-Forman Corp., Class B, NVS	12,092	922,378
Monster Beverage Corp.(a)	38,311	3,718,083

		6,062,197

Biotechnology — 1.6%
ACADIA Pharmaceuticals Inc.(a)	12,107	248,920
Alexion Pharmaceuticals Inc.(a)	10,572	1,783,285
Alnylam Pharmaceuticals Inc.(a)	7,945	1,117,385
BioMarin Pharmaceutical Inc.(a)	18,843	1,468,246
Exact Sciences Corp.(a)	17,568	2,315,814
Exelixis Inc.(a)	32,332	796,014
Horizon Therapeutics PLC(a)	23,219	2,196,982
Incyte Corp.(a)	19,364	1,653,298
Ionis Pharmaceuticals Inc.(a)	14,597	625,043
Mirati Therapeutics Inc.(a)	4,721	784,725
Moderna Inc.(a)	31,484	5,629,969
Neurocrine Biosciences Inc.(a)	9,735	919,860
Regeneron Pharmaceuticals Inc.(a)	5,677	2,732,340
Sarepta Therapeutics Inc.(a)	8,233	583,226
Seagen Inc.(a)	13,064	1,878,081
Vertex Pharmaceuticals Inc.(a)	26,887	5,866,743

		30,599,931

Building Products — 0.3%
A O Smith Corp.	6,533	442,611
Allegion PLC	4,175	561,037
Fortune Brands Home & Security Inc.	6,550	687,619
Lennox International Inc.	1,969	660,284
Masco Corp.	17,366	1,109,340

Security	Shares	Value

Building Products (continued)
Trane Technologies PLC	9,316	$1,619,400
Trex Co. Inc.(a)(b)	11,999	1,295,772

		6,376,063

Capital Markets — 1.7%
Ameriprise Financial Inc.	4,337	1,120,681
Apollo Global Management Inc.	8,756	484,820
Blackstone Group Inc. (The)	24,605	2,177,296
FactSet Research Systems Inc.	3,932	1,322,017
Intercontinental Exchange Inc.	19,693	2,318,063
KKR & Co. Inc.	32,224	1,823,234
MarketAxess Holdings Inc.	3,916	1,912,809
Moody’s Corp.	16,676	5,448,216
Morningstar Inc.	2,218	587,792
MSCI Inc.	8,558	4,157,220
Nasdaq Inc.	6,964	1,124,965
S&P Global Inc.	15,565	6,076,420
SEI Investments Co.	7,979	490,230
T Rowe Price Group Inc.	11,520	2,064,384

		31,108,147

Chemicals — 1.1%
Air Products & Chemicals Inc.	9,835	2,837,201
Albemarle Corp.	5,949	1,000,443
Ecolab Inc.	15,480	3,469,378
FMC Corp.	6,692	791,262
Linde PLC	20,288	5,799,122
Mosaic Co. (The)	13,928	489,987
PPG Industries Inc.	9,318	1,595,614
RPM International Inc.	7,753	735,295
Scotts Miracle-Gro Co. (The)	2,510	580,212
Sherwin-Williams Co. (The)	14,728	4,033,557

		21,332,071

Commercial Services & Supplies — 0.5%
Cintas Corp.	5,629	1,942,793
Copart Inc.(a)	21,552	2,683,440
IAA Inc.(a)	13,943	875,760
Republic Services Inc.	8,645	918,963
Rollins Inc.	22,948	855,501
Waste Management Inc.	13,362	1,843,555

		9,120,012

Communications Equipment — 0.3%
Arista Networks Inc.(a)	5,697	1,795,523
Ciena Corp.(a)	8,125	410,069
F5 Networks Inc.(a)	3,631	678,126
Lumentum Holdings Inc.(a)	4,588	390,209
Motorola Solutions Inc.	9,325	1,755,898
Ubiquiti Inc.	783	223,413

		5,253,238

Construction & Engineering — 0.0%
Quanta Services Inc.	5,862	566,504

Construction Materials — 0.2%
Martin Marietta Materials Inc.	3,891	1,373,990
Vulcan Materials Co.	13,733	2,447,770

		3,821,760

Consumer Finance — 0.1%
Discover Financial Services	11,871	1,353,294

Containers & Packaging — 0.2%
AptarGroup Inc.	3,821	576,245

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Containers & Packaging (continued)
Avery Dennison Corp.	4,148	$888,377
Ball Corp.	17,544	1,642,820

		3,107,442

Distributors — 0.1%
Pool Corp.	4,162	1,758,528

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions Inc.(a)	3,962	573,816
Chegg Inc.(a)	14,541	1,313,489
Service Corp. International	17,557	938,246

		2,825,551

Diversified Financial Services — 1.0%
Berkshire Hathaway Inc., Class B(a)	68,170	18,743,341
Voya Financial Inc.	4,445	301,460

		19,044,801

Electric Utilities — 0.3%
Eversource Energy	12,895	1,111,807
NextEra Energy Inc.	65,662	5,089,462
NRG Energy Inc.	10,405	372,707

		6,573,976

Electrical Equipment — 0.5%
AMETEK Inc.	23,894	3,224,018
Generac Holdings Inc.(a)	6,475	2,097,576
Hubbell Inc.	2,566	492,698
Rockwell Automation Inc.	7,376	1,949,182
Sensata Technologies Holding PLC(a)	5,633	325,249
Sunrun Inc.(a)	8,028	393,372

		8,482,095

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	30,674	2,065,587
CDW Corp./DE	7,664	1,366,721
Cognex Corp.	18,241	1,570,915
IPG Photonics Corp.(a)	3,718	807,215
Keysight Technologies Inc.(a)	12,176	1,757,606
TE Connectivity Ltd.	12,147	1,633,407
Trimble Inc.(a)	15,326	1,256,732
Zebra Technologies Corp., Class A(a)	5,542	2,703,055

		13,161,238

Energy Equipment & Services — 0.0%
Baker Hughes Co.	41,067	824,625

Entertainment — 2.0%
Activision Blizzard Inc.	50,722	4,625,339
Electronic Arts Inc.	8,603	1,222,314
Live Nation Entertainment Inc.(a)	14,874	1,217,883
Netflix Inc.(a)	45,831	23,532,844
Roku Inc.(a)	11,511	3,947,928
Take-Two Interactive Software Inc.(a)	11,934	2,092,985
Zynga Inc., Class A(a)	104,375	1,129,337

		37,768,630

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities Inc.	8,331	1,508,744
American Homes 4 Rent, Class A	27,844	1,031,342
American Tower Corp.	29,787	7,588,834
Americold Realty Trust	26,153	1,056,320
Camden Property Trust	3,923	472,643
Crown Castle International Corp.	44,699	8,450,793
CyrusOne Inc.	12,486	909,355
Digital Realty Trust Inc.	11,023	1,700,959

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Duke Realty Corp.	19,179	$892,207
Equinix Inc.	9,254	6,669,913
Equity LifeStyle Properties Inc.	10,114	701,912
Essex Property Trust Inc.	2,963	860,811
Extra Space Storage Inc.	6,470	962,024
Healthpeak Properties Inc.	22,272	764,821
Invitation Homes Inc.	58,783	2,060,932
Mid-America Apartment Communities Inc.	6,036	949,644
Prologis Inc.	27,747	3,233,358
Realty Income Corp.	15,149	1,047,553
Regency Centers Corp.	6,026	383,615
SBA Communications Corp.	11,327	3,394,928
Sun Communities Inc.	11,488	1,916,543
UDR Inc.	14,043	652,297
VEREIT Inc.	10,700	511,888
VICI Properties Inc.	24,645	781,247

		48,502,683

Food & Staples Retailing — 0.5%
Casey’s General Stores Inc.	2,327	517,036
Costco Wholesale Corp.	23,052	8,577,419

		9,094,455

Food Products — 0.3%
Beyond Meat Inc.(a)(b)	5,148	677,889
Darling Ingredients Inc.(a)	16,849	1,170,163
Hershey Co. (The)	8,203	1,347,753
Hormel Foods Corp.	13,123	606,283
McCormick & Co. Inc./MD, NVS	15,546	1,404,736

		5,206,824

Gas Utilities — 0.0%
Atmos Energy Corp.	4,591	475,582

Health Care Equipment & Supplies — 4.4%
Abbott Laboratories	92,342	11,088,427
ABIOMED Inc.(a)	4,646	1,490,112
Align Technology Inc.(a)	7,464	4,445,036
Baxter International Inc.	14,384	1,232,565
Boston Scientific Corp.(a)	77,001	3,357,244
Cooper Companies Inc. (The)	5,095	2,093,485
Danaher Corp.	41,095	10,435,664
DENTSPLY SIRONA Inc.	9,596	647,826
DexCom Inc.(a)	9,985	3,855,208
Edwards Lifesciences Corp.(a)	64,720	6,182,054
Hologic Inc.(a)	26,700	1,750,185
IDEXX Laboratories Inc.(a)	8,850	4,858,561
Insulet Corp.(a)	6,802	2,008,086
Intuitive Surgical Inc.(a)	12,181	10,536,565
Masimo Corp.(a)	5,268	1,225,706
Novocure Ltd.(a)	8,811	1,798,325
Penumbra Inc.(a)	3,506	1,072,801
Quidel Corp.(a)	3,982	417,274
ResMed Inc.	15,108	2,839,851
STERIS PLC	8,845	1,866,472
Stryker Corp.	14,901	3,913,450
Tandem Diabetes Care Inc.(a)	6,476	595,144
Teleflex Inc.	4,838	2,043,958
West Pharmaceutical Services Inc.	7,633	2,507,593
Zimmer Biomet Holdings Inc.	7,774	1,377,242

		83,638,834

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services — 1.4%
Amedisys Inc.(a)	3,402	$918,030
Anthem Inc.	8,659	3,285,138
Chemed Corp.	1,660	791,173
DaVita Inc.(a)	3,069	357,631
Encompass Health Corp.	5,983	507,717
Guardant Health Inc.(a)(b)	8,845	1,406,178
Humana Inc.	6,332	2,819,260
LHC Group Inc.(a)	3,276	682,292
Molina Healthcare Inc.(a)	2,748	701,015
Quest Diagnostics Inc.	5,775	761,607
UnitedHealth Group Inc.	32,376	12,911,549
Universal Health Services Inc., Class B	3,518	522,106

		25,663,696

Health Care Technology — 0.5%
Cerner Corp.	31,742	2,382,237
Teladoc Health Inc.(a)	13,482	2,323,623
Veeva Systems Inc., Class A(a)	14,133	3,991,866

		8,697,726

Hotels, Restaurants & Leisure — 1.6%
Booking Holdings Inc.(a)	2,788	6,875,431
Chipotle Mexican Grill Inc.(a)	2,919	4,355,236
Darden Restaurants Inc.	5,815	853,177
Domino’s Pizza Inc.	3,986	1,683,447
DraftKings Inc., Class A(a)(b)	33,381	1,891,367
Expedia Group Inc.	8,231	1,450,549
Hilton Worldwide Holdings Inc.(a)	14,014	1,803,602
MGM Resorts International	27,043	1,101,191
Starbucks Corp.	51,160	5,857,308
Vail Resorts Inc.	4,171	1,356,242
Yum! Brands Inc.	20,126	2,405,460

		29,633,010

Household Durables — 0.3%
DR Horton Inc.	17,782	1,747,793
Garmin Ltd.	9,361	1,284,703
Lennar Corp., Class A	10,723	1,110,903
Lennar Corp., Class B	603	48,584
NVR Inc.(a)	177	888,204
PulteGroup Inc.	11,460	677,515

		5,757,702

Household Products — 0.7%
Church & Dwight Co. Inc.	25,397	2,177,539
Clorox Co. (The)	13,069	2,385,093
Procter & Gamble Co. (The)	68,534	9,143,806

		13,706,438

Industrial Conglomerates — 0.2%
Carlisle Companies Inc.	3,451	661,384
Roper Technologies Inc.	6,843	3,054,989

		3,716,373

Insurance — 0.5%
Alleghany Corp.(a)	1,452	985,864
Aon PLC, Class A	7,380	1,855,627
Arch Capital Group Ltd.(a)	21,992	873,302
Arthur J Gallagher & Co.	12,268	1,778,247
Assurant Inc.	3,046	473,958
Brown & Brown Inc.	24,262	1,290,253
Erie Indemnity Co., Class A, NVS	2,586	553,456
RenaissanceRe Holdings Ltd.	3,287	554,878
W R Berkley Corp.	5,718	455,839

Security	Shares	Value

Insurance (continued)
Willis Towers Watson PLC	5,560	$1,439,262

		10,260,686

Interactive Media & Services — 10.5%
Alphabet Inc., Class A(a)	21,118	49,701,213
Alphabet Inc., Class C, NVS(a)	20,244	48,790,469
Facebook Inc., Class A(a)	248,914	80,916,963
Match Group Inc.(a)	27,873	4,337,875
Pinterest Inc., Class A(a)	55,178	3,662,164
Snap Inc., Class A, NVS(a)	96,084	5,939,913
Twitter Inc.(a)	82,711	4,567,301
Zillow Group Inc., Class A(a)	1,321	176,155
Zillow Group Inc., Class C, NVS(a)	5,554	722,687

		198,814,740

Internet & Direct Marketing Retail — 8.8%
Amazon.com Inc.(a)	44,290	153,572,032
eBay Inc.	24,725	1,379,408
Etsy Inc.(a)	13,065	2,597,191
Grubhub Inc.(a)	9,664	657,538
MercadoLibre Inc.(a)	4,754	7,468,439
Wayfair Inc., Class A(a)	3,565	1,053,707

		166,728,315

IT Services — 9.0%
Accenture PLC, Class A	27,145	7,871,236
Akamai Technologies Inc.(a)	16,913	1,838,443
Automatic Data Processing Inc.	22,874	4,277,209
Black Knight Inc.(a)	16,248	1,176,680
Broadridge Financial Solutions Inc.	11,999	1,903,401
EPAM Systems Inc.(a)	5,812	2,660,443
Fidelity National Information Services Inc.	28,231	4,316,520
Fiserv Inc.(a)	26,530	3,186,784
FleetCor Technologies Inc.(a)	8,666	2,493,381
Gartner Inc.(a)	9,195	1,801,117
Genpact Ltd.	8,337	396,258
Global Payments Inc.	14,967	3,212,367
GoDaddy Inc., Class A(a)	17,572	1,525,601
Jack Henry & Associates Inc.	7,883	1,283,589
Mastercard Inc., Class A	90,727	34,663,158
MongoDB Inc.(a)(b)	5,370	1,597,360
Okta Inc.(a)(b)	12,751	3,438,945
Paychex Inc.	17,708	1,726,353
PayPal Holdings Inc.(a)	121,191	31,787,187
Square Inc., Class A(a)	40,339	9,875,794
Twilio Inc., Class A(a)	16,585	6,099,963
VeriSign Inc.(a)	10,313	2,256,175
Visa Inc., Class A	175,511	40,992,349

		170,380,313

Leisure Products — 0.1%
Hasbro Inc.	13,115	1,304,287
Peloton Interactive Inc., Class A(a)	13,120	1,290,352

		2,594,639

Life Sciences Tools & Services — 2.4%
10X Genomics Inc., Class A(a)	7,584	1,500,115
Agilent Technologies Inc.	20,454	2,733,473
Avantor Inc.(a)	53,567	1,716,287
Bio-Rad Laboratories Inc., Class A(a)	2,232	1,406,450
Bio-Techne Corp.	4,019	1,718,082
Bruker Corp.	6,741	461,893
Charles River Laboratories International Inc.(a)	5,160	1,715,442
Illumina Inc.(a)	9,417	3,699,374

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
IQVIA Holdings Inc.(a)	11,285	$2,648,477
Mettler-Toledo International Inc.(a)	2,426	3,186,114
PerkinElmer Inc.	11,518	1,493,078
PPD Inc.(a)	11,256	520,027
PRA Health Sciences Inc.(a)	6,678	1,114,492
Repligen Corp.(a)	5,277	1,117,194
Thermo Fisher Scientific Inc.	40,748	19,160,932
Waters Corp.(a)	3,233	969,480

		45,160,910

Machinery — 1.1%
Deere & Co.	11,919	4,420,161
Dover Corp.	7,238	1,079,837
Fortive Corp.	18,624	1,318,952
Graco Inc.	17,488	1,343,078
IDEX Corp.	7,853	1,760,643
Ingersoll Rand Inc.(a)	19,736	975,156
Nordson Corp.	5,601	1,184,108
Otis Worldwide Corp.	15,959	1,242,727
PACCAR Inc.	13,622	1,224,345
Parker-Hannifin Corp.	6,573	2,062,673
Pentair PLC	7,485	482,857
Toro Co. (The)	11,155	1,278,363
Xylem Inc./NY	18,689	2,067,938

		20,440,838

Media — 0.8%
Altice USA Inc., Class A(a)	11,179	405,909
Cable One Inc.	561	1,004,190
Charter Communications Inc., Class A(a)	14,628	9,851,226
Liberty Broadband Corp., Class A(a)	1,201	189,362
Liberty Broadband Corp., Class C, NVS(a)	10,912	1,775,601
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	2,886	130,418
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	6,099	275,858
Sirius XM Holdings Inc.	120,127	732,775

		14,365,339

Metals & Mining — 0.2%
Newmont Corp.	52,026	3,246,943
Royal Gold Inc.	6,789	759,418
Southern Copper Corp.	5,033	349,340

		4,355,701

Multi-Utilities — 0.0%
CMS Energy Corp.	10,460	673,519

Multiline Retail — 0.3%
Dollar General Corp.	12,955	2,782,086
Target Corp.	15,557	3,224,344

		6,006,430

Oil, Gas & Consumable Fuels — 0.2%
Cabot Oil & Gas Corp.	25,695	428,336
Cheniere Energy Inc.(a)	23,910	1,853,503
Pioneer Natural Resources Co.	8,014	1,232,793

		3,514,632

Personal Products — 0.3%
Estee Lauder Companies Inc. (The), Class A	15,004	4,708,255

Pharmaceuticals — 1.0%
Catalent Inc.(a)	17,640	1,983,971
Elanco Animal Health Inc.(a)	24,569	779,083
Eli Lilly & Co.	41,158	7,522,448

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis Inc.	49,240	$8,519,997

		18,805,499

Professional Services — 0.9%
Booz Allen Hamilton Holding Corp.	14,251	1,182,120
Clarivate PLC(a)	27,094	756,735
CoStar Group Inc.(a)(b)	4,083	3,488,638
Dun & Bradstreet Holdings Inc.(a)	14,242	338,390
Equifax Inc.	7,096	1,626,616
IHS Markit Ltd.	38,697	4,163,023
Leidos Holdings Inc.	6,435	651,737
TransUnion	19,764	2,067,117
Verisk Analytics Inc.	16,869	3,174,746

		17,449,122

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	17,623	1,501,480

Road & Rail — 0.8%
AMERCO	932	556,059
JB Hunt Transport Services Inc.	8,655	1,477,495
Kansas City Southern	5,490	1,604,233
Knight-Swift Transportation Holdings Inc.	4,728	222,783
Lyft Inc., Class A(a)(b)	11,931	664,079
Old Dominion Freight Line Inc.	9,939	2,562,374
Uber Technologies Inc.(a)	151,835	8,316,003

		15,403,026

Semiconductors & Semiconductor Equipment — 5.9%
Advanced Micro Devices Inc.(a)(b)	125,357	10,231,638
Analog Devices Inc.	11,022	1,688,130
Applied Materials Inc.	44,369	5,888,210
Broadcom Inc.	11,278	5,145,024
Cree Inc.(a)	6,196	616,006
Enphase Energy Inc.(a)	13,370	1,861,773
Entegris Inc.	13,870	1,561,485
First Solar Inc.(a)	4,990	381,885
KLA Corp.	8,828	2,783,910
Lam Research Corp.	7,019	4,354,939
Marvell Technology Inc.	82,350	3,723,043
Maxim Integrated Products Inc.	27,775	2,610,850
Microchip Technology Inc.	18,347	2,757,371
Monolithic Power Systems Inc.	4,446	1,606,695
NVIDIA Corp.	64,158	38,519,180
Qorvo Inc.(a)	6,372	1,199,019
QUALCOMM Inc.	79,533	11,039,180
Skyworks Solutions Inc.	9,568	1,734,965
SolarEdge Technologies Inc.(a)	5,344	1,408,358
Teradyne Inc.	17,276	2,160,882
Texas Instruments Inc.	35,177	6,349,800
Universal Display Corp.	4,438	992,736
Xilinx Inc.	14,250	1,823,430

		110,438,509

Software — 18.7%
Adobe Inc.(a)	49,601	25,214,172
Alteryx Inc., Class A(a)	6,100	498,675
Anaplan Inc.(a)	14,704	877,094
ANSYS Inc.(a)	8,989	3,286,918
Aspen Technology Inc.(a)	7,016	917,973
Autodesk Inc.(a)	22,789	6,652,337
Avalara Inc.(a)	8,850	1,254,134
Bill.com Holdings Inc.(a)	6,398	989,323

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Cadence Design Systems Inc.(a)	28,912	$3,809,734
Ceridian HCM Holding Inc.(a)	13,551	1,280,299
Citrix Systems Inc.	6,733	833,882
Cloudflare Inc., Class A(a)	19,454	1,648,532
Coupa Software Inc.(a)	7,434	2,000,043
Crowdstrike Holdings Inc., Class A(a)	19,540	4,074,285
Datadog Inc., Class A(a)	21,356	1,831,704
DocuSign Inc.(a)(b)	19,332	4,309,876
Dynatrace Inc.(a)	19,037	990,685
Elastic NV(a)	6,501	784,151
Fair Isaac Corp.(a)	3,025	1,577,265
Five9 Inc.(a)	6,899	1,296,805
Fortinet Inc.(a)	14,037	2,866,777
Guidewire Software Inc.(a)	8,681	915,932
HubSpot Inc.(a)	4,516	2,377,448
Intuit Inc.	28,339	11,680,202
Microsoft Corp.	780,465	196,817,664
nCino Inc.(a)	1,527	99,851
NortonLifeLock Inc.	28,302	611,606
Nuance Communications Inc.(a)	11,262	598,801
Palo Alto Networks Inc.(a)	10,075	3,560,404
Paycom Software Inc.(a)	5,057	1,943,961
Paylocity Holding Corp.(a)	3,890	751,704
Pegasystems Inc.	4,100	520,454
PTC Inc.(a)	10,894	1,426,460
RingCentral Inc., Class A(a)	8,317	2,652,707
salesforce.com Inc.(a)	94,965	21,872,339
ServiceNow Inc.(a)	20,286	10,272,222
Slack Technologies Inc., Class A(a)	51,971	2,203,570
Smartsheet Inc., Class A(a)	11,906	706,026
SolarWinds Corp.(a)	2,743	46,247
Splunk Inc.(a)	16,762	2,119,052
SS&C Technologies Holdings Inc.	12,099	897,988
Synopsys Inc.(a)(b)	15,814	3,907,007
Trade Desk Inc. (The), Class A(a)	4,416	3,220,633
Tyler Technologies Inc.(a)	4,205	1,786,536
VMware Inc., Class A(a)(b)	5,374	864,300
Workday Inc., Class A(a)	19,070	4,710,290
Zendesk Inc.(a)	12,113	1,770,315
Zoom Video Communications Inc., Class A(a)	21,164	6,763,380
Zscaler Inc.(a)	7,746	1,453,459

		353,545,222

Specialty Retail — 2.0%
Advance Auto Parts Inc.	3,460	692,554
AutoZone Inc.(a)	810	1,185,937
Burlington Stores Inc.(a)	4,059	1,324,573
CarMax Inc.(a)	7,773	1,035,675
Carvana Co.(a)	6,450	1,839,927
Five Below Inc.(a)	5,793	1,165,957
Floor & Decor Holdings Inc., Class A(a)	10,817	1,199,822
Home Depot Inc. (The)	33,114	10,718,008
Lowe’s Companies Inc.	36,495	7,162,144

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive Inc.(a)	2,254	$1,246,192
Ross Stores Inc.	17,864	2,339,112
TJX Companies Inc. (The)	56,788	4,031,948
Tractor Supply Co.	7,269	1,370,933
Ulta Beauty Inc.(a)	3,481	1,146,467
Williams-Sonoma Inc.	3,828	653,631

		37,112,880

Technology Hardware, Storage & Peripherals — 6.8%
Apple Inc.	972,704	127,871,668

Textiles, Apparel & Luxury Goods — 1.0%
Deckers Outdoor Corp.(a)	2,914	985,515
Lululemon Athletica Inc.(a)	12,292	4,121,139
Nike Inc., Class B	86,332	11,449,350
VF Corp.	20,517	1,798,520

		18,354,524

Trading Companies & Distributors — 0.3%
Fastenal Co.	59,517	3,111,549
United Rentals Inc.(a)	2,900	927,855
Watsco Inc.	3,404	996,895
WW Grainger Inc.	1,809	784,274

		5,820,573

Water Utilities — 0.2%
American Water Works Co. Inc.	18,802	2,932,924
Essential Utilities Inc.	11,768	554,626

		3,487,550

Total Common Stocks — 99.8% (Cost: $1,432,303,421)		1,883,453,009

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	19,329,149	19,338,813
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	3,067,000	3,067,000

		22,405,813

Total Short-Term Investments — 1.2% (Cost: $22,405,813)		22,405,813

Total Investments in Securities — 101.0% (Cost: $1,454,709,234)		1,905,858,822

Other Assets, Less Liabilities — (1.0)%		(18,807,963)

Net Assets — 100.0%		$1,887,050,859

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$33,714,086	$—		$(14,366,235	)(a)	$18,893	$(27,931)	$19,338,813	19,329,149	$99,243	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,337,000	730,000	(a)	—		—	—	3,067,000	3,067,000	1,725		—

						$18,893	$(27,931)	$22,405,813		$100,968		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	2	06/18/21	$417	$13,319
S&P Select Sector Consumer Discretionary E-Mini Index	6	06/18/21	1,083	20,711
S&P Select Sector Technology E-Mini Index	12	06/18/21	1,686	5,502

				$39,532

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$39,532

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$833,905

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(335,342)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,697,508

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Growth ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,883,453,009	$—	$—	$1,883,453,009
Money Market Funds	22,405,813	—	—	22,405,813

	$1,905,858,822	$—	$—	$1,905,858,822

Derivative financial instruments(a)
Assets
Futures Contracts	$39,532	$—	$—	$39,532

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
HEICO Corp.	4,142	$583,193
HEICO Corp., Class A	7,210	910,479
Howmet Aerospace Inc.(a)	38,025	1,215,279
Huntington Ingalls Industries Inc.	3,935	835,479
Teledyne Technologies Inc.(a)	3,609	1,615,930
Textron Inc.	22,154	1,423,173
TransDigm Group Inc.(a)	5,324	3,267,552

		9,851,085

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	13,037	1,265,632
Expeditors International of Washington Inc.	16,502	1,812,910
XPO Logistics Inc.(a)	9,959	1,385,496

		4,464,038

Airlines — 0.9%
Delta Air Lines Inc.(a)	62,011	2,909,556
Southwest Airlines Co.	57,417	3,604,639
United Airlines Holdings Inc.(a)	31,054	1,689,338

		8,203,533

Auto Components — 0.9%
Aptiv PLC(a)	26,280	3,781,429
Autoliv Inc.(a)	7,660	771,056
BorgWarner Inc.	23,299	1,131,865
Gentex Corp.	23,819	837,952
Lear Corp.	5,344	982,441
QuantumScape Corp.(a)(b)	13,572	495,921

		8,000,664

Automobiles — 0.5%
Ford Motor Co.(a)	380,272	4,388,339

Banks — 2.2%
Citizens Financial Group Inc.	41,427	1,917,242
Commerce Bancshares Inc.	10,269	799,031
Fifth Third Bancorp	69,290	2,809,017
First Republic Bank/CA	17,135	3,139,817
Huntington Bancshares Inc./OH	99,134	1,518,733
KeyCorp.	94,407	2,054,296
M&T Bank Corp.	12,488	1,969,233
Regions Financial Corp.	93,620	2,040,916
SVB Financial Group(a)	5,250	3,002,107

		19,250,392

Beverages — 0.2%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	899	1,093,624
Molson Coors Beverage Co., Class B	18,343	1,007,948

		2,101,572

Biotechnology — 2.6%
ACADIA Pharmaceuticals Inc.(a)(b)	11,487	236,173
Alexion Pharmaceuticals Inc.(a)	21,398	3,609,415
Alnylam Pharmaceuticals Inc.(a)	11,399	1,603,155
BioMarin Pharmaceutical Inc.(a)	17,644	1,374,821
Exact Sciences Corp.(a)	16,482	2,172,657
Exelixis Inc.(a)	30,407	748,620
Horizon Therapeutics PLC(a)	21,847	2,067,163
Incyte Corp.(a)	18,138	1,548,622
Ionis Pharmaceuticals Inc.(a)(b)	13,780	590,060
Mirati Therapeutics Inc.(a)	4,439	737,851
Moderna Inc.(a)	29,566	5,286,992
Neurocrine Biosciences Inc.(a)	9,154	864,961

Security	Shares	Value

Biotechnology (continued)
Sarepta Therapeutics Inc.(a)	7,738	$548,160
Seagen Inc.(a)	12,312	1,769,973

		23,158,623

Building Products — 2.3%
A O Smith Corp.	13,197	894,097
Allegion PLC	8,841	1,188,054
Carrier Global Corp.	79,604	3,469,142
Fortune Brands Home & Security Inc.	13,513	1,418,595
Johnson Controls International PLC	70,042	4,366,418
Lennox International Inc.	3,348	1,122,718
Masco Corp.	24,959	1,594,381
Owens Corning	10,224	989,785
Trane Technologies PLC	23,201	4,033,030
Trex Co. Inc.(a)	11,314	1,221,799

		20,298,019

Capital Markets — 3.3%
Ameriprise Financial Inc.	11,373	2,938,783
Apollo Global Management Inc.	20,460	1,132,870
Carlyle Group Inc. (The)	11,390	485,897
FactSet Research Systems Inc.	3,682	1,237,962
Franklin Resources Inc.	26,605	798,150
KKR & Co. Inc.	56,147	3,176,797
MarketAxess Holdings Inc.	3,702	1,808,279
Morningstar Inc.	2,090	553,871
MSCI Inc.	8,035	3,903,162
Nasdaq Inc.	11,240	1,815,710
Northern Trust Corp.	20,297	2,309,799
Raymond James Financial Inc.	11,941	1,561,644
SEI Investments Co.	11,655	716,083
State Street Corp.	34,286	2,878,310
T Rowe Price Group Inc.	22,181	3,974,835

		29,292,152

Chemicals — 2.8%
Albemarle Corp.	11,366	1,911,420
Celanese Corp.	11,123	1,742,418
CF Industries Holdings Inc.	20,908	1,016,756
Corteva Inc.	72,319	3,526,275
Eastman Chemical Co.	13,186	1,521,533
FMC Corp.	12,553	1,484,267
International Flavors & Fragrances Inc.	24,237	3,445,774
LyondellBasell Industries NV, Class A	25,072	2,600,969
Mosaic Co. (The)	33,696	1,185,425
PPG Industries Inc.	23,059	3,948,623
RPM International Inc.	12,616	1,196,501
Scotts Miracle-Gro Co. (The)	3,974	918,630
Westlake Chemical Corp.	3,391	318,381

		24,816,972

Commercial Services & Supplies — 0.7%
Copart Inc.(a)	20,263	2,522,946
IAA Inc.(a)	13,110	823,439
Republic Services Inc.	20,520	2,181,276
Rollins Inc.	21,577	804,391

		6,332,052

Communications Equipment — 0.9%
Arista Networks Inc.(a)	5,355	1,687,735
Ciena Corp.(a)	15,120	763,106
F5 Networks Inc.(a)	5,981	1,117,012
Juniper Networks Inc.	31,981	811,998
Lumentum Holdings Inc.(a)	7,406	629,880

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment (continued)
Motorola Solutions Inc.	16,460	$3,099,418
Ubiquiti Inc.	741	211,430

		8,320,579

Construction & Engineering — 0.3%
AECOM(a)	14,438	959,116
Quanta Services Inc.(b)	13,506	1,305,220

		2,264,336

Construction Materials — 0.5%
Martin Marietta Materials Inc.	6,072	2,144,145
Vulcan Materials Co.	12,914	2,301,791

		4,445,936

Consumer Finance — 0.9%
Ally Financial Inc.	36,447	1,875,198
Discover Financial Services	29,883	3,406,662
Synchrony Financial	52,934	2,315,333

		7,597,193

Containers & Packaging — 1.6%
Amcor PLC	152,201	1,788,362
AptarGroup Inc.	6,348	957,342
Avery Dennison Corp.	8,090	1,732,635
Ball Corp.	31,936	2,990,487
Crown Holdings Inc.	13,172	1,446,286
International Paper Co.	38,300	2,221,400
Packaging Corp. of America	9,242	1,364,581
Westrock Co.	25,674	1,431,325

		13,932,418

Distributors — 0.5%
Genuine Parts Co.	14,070	1,758,328
LKQ Corp.(a)	27,251	1,272,894
Pool Corp.	3,918	1,655,433

		4,686,655

Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions Inc.(a)	5,939	860,145
Chegg Inc.(a)(b)	13,610	1,229,391
Service Corp. International	16,565	885,234

		2,974,770

Diversified Financial Services — 0.2%
Equitable Holdings Inc.	38,193	1,307,346
Voya Financial Inc.	12,063	818,113

		2,125,459

Diversified Telecommunication Services — 0.1%
Lumen Technologies Inc.	96,277	1,235,234

Electric Utilities — 2.1%
Alliant Energy Corp.	24,341	1,367,234
Avangrid Inc.	5,487	279,288
Edison International	36,958	2,197,153
Entergy Corp.	19,547	2,136,292
Evergy Inc.	22,021	1,408,683
Eversource Energy	33,401	2,879,834
FirstEnergy Corp.	52,934	2,007,257
NRG Energy Inc.	23,842	854,021
OGE Energy Corp.	19,577	657,004
PG&E Corp.(a)	145,080	1,642,306
Pinnacle West Capital Corp.	11,017	932,589
PPL Corp.	74,927	2,182,624

		18,544,285

Security	Shares	Value

Electrical Equipment — 1.2%
AMETEK Inc.	22,461	$3,030,663
Generac Holdings Inc.(a)	6,123	1,983,546
Hubbell Inc.	5,290	1,015,733
Rockwell Automation Inc.	11,312	2,989,309
Sensata Technologies Holding PLC(a)	15,407	889,600
Sunrun Inc.(a)	15,595	764,155

		10,673,006

Electronic Equipment, Instruments & Components — 2.4%
CDW Corp./DE	13,734	2,449,184
Cognex Corp.	17,152	1,477,130
Corning Inc.	74,855	3,309,340
Flex Ltd.(a)(b)	48,640	846,336
IPG Photonics Corp.(a)	3,509	761,839
Keysight Technologies Inc.(a)	18,128	2,616,777
SYNNEX Corp.	4,050	490,860
TE Connectivity Ltd.	32,199	4,329,799
Trimble Inc.(a)	24,475	2,006,950
Zebra Technologies Corp., Class A(a)	5,211	2,541,613

		20,829,828

Energy Equipment & Services — 0.8%
Baker Hughes Co.	70,766	1,420,981
Halliburton Co.	86,647	1,694,816
Schlumberger Ltd.	135,943	3,677,258

		6,793,055

Entertainment — 1.1%
Liberty Media Corp.-Liberty Formula One, Class A(a)	2,519	104,337
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	19,892	933,731
Live Nation Entertainment Inc.(a)	13,984	1,145,010
Playtika Holding Corp.(a)	6,889	191,376
Roku Inc.(a)	10,810	3,707,506
Skillz Inc.(a)(b)	23,081	404,379
Take-Two Interactive Software Inc.(a)	11,224	1,968,465
Zynga Inc., Class A(a)	98,133	1,061,799

		9,516,603

Equity Real Estate Investment Trusts (REITs) — 6.1%
Alexandria Real Estate Equities Inc.	12,388	2,243,467
American Homes 4 Rent, Class A	26,172	969,411
Americold Realty Trust	24,666	996,260
AvalonBay Communities Inc.	13,592	2,609,664
Boston Properties Inc.	13,762	1,504,875
Camden Property Trust	9,532	1,148,415
CyrusOne Inc.	11,737	854,806
Duke Realty Corp.	36,290	1,688,211
Equity LifeStyle Properties Inc.	16,518	1,146,349
Equity Residential	33,413	2,480,247
Essex Property Trust Inc.	6,309	1,832,891
Extra Space Storage Inc.	12,819	1,906,057
Gaming and Leisure Properties Inc.	21,384	994,142
Healthpeak Properties Inc.	52,301	1,796,016
Host Hotels & Resorts Inc.	68,769	1,248,845
Invitation Homes Inc.	55,270	1,937,766
Iron Mountain Inc.	28,099	1,127,332
Medical Properties Trust Inc.	56,523	1,246,332
Mid-America Apartment Communities Inc.	11,145	1,753,443
Omega Healthcare Investors Inc.	22,599	858,762
Realty Income Corp.	36,383	2,515,884
Regency Centers Corp.	15,391	979,791
Simon Property Group Inc.	31,936	3,887,889
Sun Communities Inc.	10,838	1,808,103

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UDR Inc.	28,797	$1,337,621
Ventas Inc.	36,516	2,025,177
VEREIT Inc.	22,385	1,070,898
VICI Properties Inc.	52,090	1,651,253
Vornado Realty Trust	15,349	702,217
Welltower Inc.	40,670	3,051,470
Weyerhaeuser Co.	72,825	2,823,425
WP Carey Inc.	17,013	1,274,104

		53,471,123

Food & Staples Retailing — 1.3%
Casey’s General Stores Inc.	3,602	800,328
Kroger Co. (The)	74,179	2,710,501
Sysco Corp.	49,628	4,204,981
Walgreens Boots Alliance Inc.	69,720	3,702,132

		11,417,942

Food Products — 2.4%
Archer-Daniels-Midland Co.	54,412	3,435,030
Beyond Meat Inc.(a)(b)	4,865	640,623
Bunge Ltd.	13,657	1,152,924
Campbell Soup Co.	19,777	944,352
Conagra Brands Inc.	47,610	1,765,855
Darling Ingredients Inc.(a)	15,882	1,103,005
Hershey Co. (The)	14,285	2,347,025
Hormel Foods Corp.	27,256	1,259,227
JM Smucker Co. (The)	10,678	1,398,711
Kellogg Co.	24,798	1,547,891
Lamb Weston Holdings Inc.	14,299	1,151,069
McCormick & Co. Inc./MD, NVS	24,261	2,192,224
Tyson Foods Inc., Class A	28,717	2,224,132

		21,162,068

Gas Utilities — 0.2%
Atmos Energy Corp.	12,487	1,293,528
UGI Corp.	20,321	888,231

		2,181,759

Health Care Equipment & Supplies — 3.4%
ABIOMED Inc.(a)	4,409	1,414,099
Cooper Companies Inc. (The)	4,794	1,969,807
DENTSPLY SIRONA Inc.	21,342	1,440,798
DexCom Inc.(a)(b)	9,361	3,614,282
Hill-Rom Holdings Inc.	6,493	715,658
Hologic Inc.(a)	25,103	1,645,502
Insulet Corp.(a)(b)	6,439	1,900,922
Masimo Corp.(a)	4,966	1,155,439
Novocure Ltd.(a)	8,282	1,690,356
Penumbra Inc.(a)	3,305	1,011,297
Quidel Corp.(a)(b)	3,773	395,373
ResMed Inc.	14,169	2,663,347
STERIS PLC	8,317	1,755,053
Tandem Diabetes Care Inc.(a)	6,123	562,704
Teleflex Inc.	4,553	1,923,551
West Pharmaceutical Services Inc.	7,219	2,371,586
Zimmer Biomet Holdings Inc.	20,234	3,584,655

		29,814,429

Health Care Providers & Services — 2.2%
Amedisys Inc.(a)	3,211	866,488
AmerisourceBergen Corp.	14,360	1,734,688
Cardinal Health Inc.	28,612	1,726,448
Chemed Corp.	1,562	744,465
DaVita Inc.(a)	7,063	823,051

Security	Shares	Value

Health Care Providers & Services (continued)
Encompass Health Corp.	9,709	$823,906
Guardant Health Inc.(a)	8,318	1,322,396
Henry Schein Inc.(a)	13,881	1,006,372
Laboratory Corp. of America Holdings(a)	9,511	2,528,690
LHC Group Inc.(a)	3,091	643,763
McKesson Corp.	15,483	2,903,991
Molina Healthcare Inc.(a)	5,820	1,484,682
Quest Diagnostics Inc.	13,002	1,714,704
Universal Health Services Inc., Class B	7,586	1,125,838

		19,449,482

Health Care Technology — 0.5%
Cerner Corp.	29,845	2,239,867
Teladoc Health Inc.(a)	12,649	2,180,055

		4,419,922

Hotels, Restaurants & Leisure — 3.2%
Airbnb Inc., Class A(a)	7,147	1,234,358
Aramark	24,760	962,421
Caesars Entertainment Inc.(a)	20,293	1,985,467
Carnival Corp.(a)	77,769	2,174,421
Darden Restaurants Inc.	12,700	1,863,344
Domino’s Pizza Inc.	3,782	1,597,290
DraftKings Inc., Class A(a)(b)	31,420	1,780,257
Expedia Group Inc.	13,484	2,376,285
Hilton Worldwide Holdings Inc.(a)	27,021	3,477,603
MGM Resorts International	39,867	1,623,384
Penn National Gaming Inc.(a)	14,486	1,290,992
Royal Caribbean Cruises Ltd.	21,330	1,854,644
Vail Resorts Inc.	3,929	1,277,554
Wynn Resorts Ltd.(a)	10,206	1,310,451
Yum! Brands Inc.	29,207	3,490,821

		28,299,292

Household Durables — 1.7%
DR Horton Inc.	32,226	3,167,494
Garmin Ltd.	14,572	1,999,861
Lennar Corp., Class A	26,735	2,769,746
Lennar Corp., Class B	1,502	121,016
Mohawk Industries Inc.(a)	5,762	1,184,091
Newell Brands Inc.	36,823	992,748
NVR Inc.(a)	339	1,701,136
PulteGroup Inc.	25,907	1,531,622
Whirlpool Corp.	6,116	1,446,128

		14,913,842

Household Products — 0.5%
Church & Dwight Co. Inc.	23,878	2,047,300
Clorox Co. (The)	12,259	2,237,267
Reynolds Consumer Products Inc.	5,408	158,563

		4,443,130

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp. (The)	65,089	1,810,776
Vistra Corp.	47,135	795,167

		2,605,943

Industrial Conglomerates — 0.1%
Carlisle Companies Inc.	5,194	995,430

Insurance — 5.2%
Aflac Inc.	62,398	3,352,645
Alleghany Corp.(a)	1,369	929,510
Allstate Corp. (The)	29,437	3,732,612
American Financial Group Inc./OH	6,821	838,028

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
American International Group Inc.	84,082	$4,073,773
Arch Capital Group Ltd.(a)	39,119	1,553,415
Arthur J Gallagher & Co.	18,877	2,736,221
Assurant Inc.	5,643	878,051
Brown & Brown Inc.	22,809	1,212,983
Cincinnati Financial Corp.	14,606	1,645,804
Erie Indemnity Co., Class A, NVS	2,431	520,283
Everest Re Group Ltd.	3,907	1,082,044
Fidelity National Financial Inc.	11,057	504,420
Globe Life Inc.	9,257	948,750
Hartford Financial Services Group Inc. (The)	34,821	2,296,793
Lincoln National Corp.	17,581	1,127,469
Loews Corp.	22,116	1,232,967
Markel Corp.(a)	1,338	1,574,050
Principal Financial Group Inc.	24,701	1,577,653
Prudential Financial Inc.	38,591	3,872,993
Reinsurance Group of America Inc.	6,622	864,370
RenaissanceRe Holdings Ltd.	4,958	836,960
Travelers Companies Inc. (The)	24,522	3,792,572
W R Berkley Corp.	13,691	1,091,446
Willis Towers Watson PLC	12,558	3,250,764

		45,526,576

Interactive Media & Services — 1.4%
IAC/InterActiveCorp.(a)	8,088	2,050,066
Match Group Inc.(a)(b)	26,151	4,069,880
Pinterest Inc., Class A(a)	51,764	3,435,577
Zillow Group Inc., Class A(a)	3,575	476,726
Zillow Group Inc., Class C, NVS(a)	15,036	1,956,484

		11,988,733

Internet & Direct Marketing Retail — 0.6%
ContextLogic Inc., Class A(a)(b)	4,660	64,634
Etsy Inc.(a)	12,277	2,440,545
Grubhub Inc.(a)	9,086	618,212
Wayfair Inc., Class A(a)(b)	7,130	2,107,414

		5,230,805

IT Services — 3.1%
Affirm Holdings Inc.(a)(b)	3,196	225,318
Akamai Technologies Inc.(a)(b)	15,906	1,728,982
Black Knight Inc.(a)	15,203	1,101,001
Broadridge Financial Solutions Inc.	11,242	1,783,318
EPAM Systems Inc.(a)	5,469	2,503,435
FleetCor Technologies Inc.(a)	8,129	2,338,876
Gartner Inc.(a)	8,646	1,693,579
Genpact Ltd.	17,114	813,428
GoDaddy Inc., Class A(a)	16,454	1,428,536
Jack Henry & Associates Inc.	7,430	1,209,827
MongoDB Inc.(a)	5,050	1,502,173
Okta Inc.(a)(b)	11,979	3,230,736
Paychex Inc.	31,253	3,046,855
Snowflake Inc., Class A(a)	5,792	1,341,369
VeriSign Inc.(a)	9,698	2,121,632
Western Union Co. (The)	40,039	1,031,405

		27,100,470

Leisure Products — 0.4%
Hasbro Inc.	12,392	1,232,384
Peloton Interactive Inc., Class A(a)	25,671	2,524,743

		3,757,127

Life Sciences Tools & Services — 2.9%
10X Genomics Inc., Class A(a)(b)	7,143	1,412,886

Security	Shares	Value

Life Sciences Tools & Services (continued)
Agilent Technologies Inc.	29,617	$3,958,016
Avantor Inc.(a)	50,334	1,612,701
Bio-Rad Laboratories Inc., Class A(a)	2,104	1,325,794
Bio-Techne Corp.	3,766	1,609,927
Bruker Corp.	9,942	681,226
Charles River Laboratories International Inc.(a)	4,850	1,612,383
IQVIA Holdings Inc.(a)	18,615	4,368,754
Mettler-Toledo International Inc.(a)	2,280	2,994,370
PerkinElmer Inc.	10,875	1,409,726
PPD Inc.(a)	10,655	492,261
PRA Health Sciences Inc.(a)	6,291	1,049,905
Repligen Corp.(a)	4,978	1,053,892
Waters Corp.(a)	6,036	1,810,015

		25,391,856

Machinery — 3.5%
Dover Corp.	13,999	2,088,511
Fortive Corp.	32,946	2,333,236
Graco Inc.	16,482	1,265,818
IDEX Corp.	7,368	1,651,906
Ingersoll Rand Inc.(a)	36,186	1,787,950
Nikola Corp.(a)(b)	13,890	160,707
Nordson Corp.	5,264	1,112,862
Otis Worldwide Corp.	39,704	3,091,751
PACCAR Inc.	33,776	3,035,787
Parker-Hannifin Corp.	12,560	3,941,454
Pentair PLC	16,226	1,046,739
Snap-on Inc.	5,292	1,257,379
Stanley Black & Decker Inc.	15,666	3,239,259
Toro Co. (The)	10,514	1,204,904
Westinghouse Air Brake Technologies Corp.	17,300	1,419,811
Xylem Inc./NY	17,513	1,937,813

		30,575,887

Media — 2.1%
Altice USA Inc., Class A(a)	23,782	863,524
Cable One Inc.	531	950,490
Discovery Inc., Class A(a)	15,755	593,333
Discovery Inc., Class C, NVS(a)	28,089	907,556
DISH Network Corp., Class A(a)	24,124	1,080,514
Fox Corp., Class A, NVS	32,612	1,220,341
Fox Corp., Class B	14,977	544,863
Interpublic Group of Companies Inc. (The)	38,070	1,208,723
Liberty Broadband Corp., Class A(a)	2,274	358,542
Liberty Broadband Corp., Class C, NVS(a)	20,616	3,354,636
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	7,924	358,086
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	16,741	757,195
News Corp., Class A, NVS	38,115	998,422
News Corp., Class B	11,867	288,487
Omnicom Group Inc.	20,951	1,723,429
Sirius XM Holdings Inc.	112,991	689,245
ViacomCBS Inc., Class A	1,014	45,833
ViacomCBS Inc., Class B, NVS	57,260	2,348,805

		18,292,024

Metals & Mining — 1.1%
Freeport-McMoRan Inc.	141,925	5,351,992
Nucor Corp.	29,031	2,388,090
Reliance Steel & Aluminum Co.	6,217	996,647
Royal Gold Inc.	6,418	717,918

		9,454,647

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment — 0.2%
AGNC Investment Corp.	52,403	$939,586
Annaly Capital Management Inc.	136,299	1,237,595

		2,177,181

Multi-Utilities — 1.6%
Ameren Corp.	24,682	2,094,021
CenterPoint Energy Inc.	53,730	1,315,848
CMS Energy Corp.	28,052	1,806,268
Consolidated Edison Inc.	33,360	2,582,398
DTE Energy Co.	18,878	2,643,298
NiSource Inc.	38,165	993,053
Public Service Enterprise Group Inc.	49,209	3,108,040

		14,542,926

Multiline Retail — 0.3%
Dollar Tree Inc.(a)	22,914	2,632,819

Oil, Gas & Consumable Fuels — 3.6%
Cabot Oil & Gas Corp.	38,992	649,997
Cheniere Energy Inc.(a)	22,485	1,743,037
EOG Resources Inc.	56,743	4,178,555
Hess Corp.	26,629	1,984,127
Kinder Morgan Inc.	189,705	3,234,470
Marathon Petroleum Corp.	63,307	3,523,035
Occidental Petroleum Corp.	81,759	2,073,408
ONEOK Inc.	43,360	2,269,462
Phillips 66	42,462	3,435,600
Pioneer Natural Resources Co.	20,035	3,081,984
Valero Energy Corp.	39,702	2,936,360
Williams Companies Inc. (The)	118,278	2,881,252

		31,991,287

Pharmaceuticals — 0.8%
Catalent Inc.(a)	16,586	1,865,428
Elanco Animal Health Inc.(a)	46,006	1,458,850
Jazz Pharmaceuticals PLC(a)	5,503	904,693
Perrigo Co. PLC	12,970	539,941
Royalty Pharma PLC, Class A	8,321	366,124
Viatris Inc.(a)	117,708	1,565,516

		6,700,552

Professional Services — 1.9%
Booz Allen Hamilton Holding Corp.	13,349	1,107,299
Clarivate PLC(a)	25,487	711,852
Dun & Bradstreet Holdings Inc.(a)(b)	13,390	318,146
Equifax Inc.	11,873	2,721,648
IHS Markit Ltd.	36,236	3,898,269
Jacobs Engineering Group Inc.	12,677	1,693,774
Leidos Holdings Inc.	12,938	1,310,361
TransUnion	18,516	1,936,588
Verisk Analytics Inc.	15,853	2,983,535

		16,681,472

Real Estate Management & Development — 0.4%
CBRE Group Inc., Class A(a)	32,691	2,785,273
Opendoor Technologies Inc.(a)(b)	33,363	676,268

		3,461,541

Road & Rail — 1.0%
AMERCO	885	528,018
JB Hunt Transport Services Inc.	8,139	1,389,409
Kansas City Southern	8,855	2,587,520
Knight-Swift Transportation Holdings Inc.	11,943	562,754
Lyft Inc., Class A(a)	24,861	1,383,763

Security	Shares	Value

Road & Rail (continued)
Old Dominion Freight Line Inc.	9,345	$2,409,234

		8,860,698

Semiconductors & Semiconductor Equipment — 4.0%
Cree Inc.(a)	11,228	1,116,288
Enphase Energy Inc.(a)(b)	12,577	1,751,347
Entegris Inc.	13,168	1,482,454
First Solar Inc.(a)	8,261	632,214
KLA Corp.	14,993	4,728,043
Marvell Technology Inc.(b)	77,497	3,503,639
Maxim Integrated Products Inc.	26,118	2,455,092
Microchip Technology Inc.	26,201	3,937,748
Monolithic Power Systems Inc.	4,183	1,511,653
ON Semiconductor Corp.(a)	40,137	1,565,343
Qorvo Inc.(a)	11,036	2,076,644
Skyworks Solutions Inc.	16,056	2,911,435
SolarEdge Technologies Inc.(a)	5,004	1,318,754
Teradyne Inc.	16,252	2,032,800
Universal Display Corp.	4,176	934,129
Xilinx Inc.	23,932	3,062,339

		35,019,922

Software — 7.0%
Alteryx Inc., Class A(a)	5,766	471,370
Anaplan Inc.(a)(b)	13,874	827,584
ANSYS Inc.(a)	8,446	3,088,364
Aspen Technology Inc.(a)	6,608	864,591
Avalara Inc.(a)	8,341	1,182,003
Bill.com Holdings Inc.(a)	6,015	930,099
C3.ai Inc., Class A(a)(b)	1,649	109,263
Cadence Design Systems Inc.(a)	27,177	3,581,113
Ceridian HCM Holding Inc.(a)(b)	12,758	1,205,376
Citrix Systems Inc.	11,937	1,478,397
Cloudflare Inc., Class A(a)	18,293	1,550,149
Coupa Software Inc.(a)(b)	7,035	1,892,696
Crowdstrike Holdings Inc., Class A(a)(b)	18,323	3,820,529
Datadog Inc., Class A(a)	20,079	1,722,176
Dynatrace Inc.(a)	17,950	934,118
Elastic NV(a)	6,146	741,331
Fair Isaac Corp.(a)	2,847	1,484,454
Five9 Inc.(a)	6,463	1,214,850
Fortinet Inc.(a)	13,195	2,694,815
Guidewire Software Inc.(a)	8,186	863,705
HubSpot Inc.(a)	4,243	2,233,727
nCino Inc.(a)(b)	1,441	94,227
NortonLifeLock Inc.	56,698	1,225,244
Nuance Communications Inc.(a)	27,774	1,476,744
Palo Alto Networks Inc.(a)(b)	9,467	3,345,543
Paycom Software Inc.(a)	4,782	1,838,249
Paylocity Holding Corp.(a)	3,654	706,099
Pegasystems Inc.	3,864	490,496
PTC Inc.(a)	10,201	1,335,719
RingCentral Inc., Class A(a)	7,822	2,494,827
Slack Technologies Inc., Class A(a)	48,863	2,071,791
Smartsheet Inc., Class A(a)(b)	11,239	666,473
SolarWinds Corp.(a)	7,180	121,055
Splunk Inc.(a)	15,767	1,993,264
SS&C Technologies Holdings Inc.	21,764	1,615,324
Trade Desk Inc. (The), Class A(a)(b)	4,150	3,026,636
Tyler Technologies Inc.(a)	3,953	1,679,472
VMware Inc., Class A(a)(b)	7,865	1,264,928

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Zendesk Inc.(a)	11,474	$1,676,925
Zscaler Inc.(a)	7,286	1,367,145

		61,380,871

Specialty Retail — 2.6%
Advance Auto Parts Inc.	6,399	1,280,824
AutoZone Inc.(a)	2,160	3,162,499
Best Buy Co. Inc.	22,453	2,610,610
Burlington Stores Inc.(a)	6,454	2,106,134
CarMax Inc.(a)	15,849	2,111,721
Carvana Co.(a)	6,083	1,735,237
Five Below Inc.(a)	5,446	1,096,117
Floor & Decor Holdings Inc., Class A(a)	10,172	1,128,278
Gap Inc. (The)	20,044	663,456
L Brands Inc.(a)	22,756	1,499,620
Tractor Supply Co.	11,335	2,137,781
Ulta Beauty Inc.(a)	5,471	1,801,874
Williams-Sonoma Inc.	7,435	1,269,526

		22,603,677

Technology Hardware, Storage & Peripherals — 1.6%
Dell Technologies Inc., Class C(a)	23,115	2,272,898
Hewlett Packard Enterprise Co.	126,802	2,031,368
HP Inc.	121,768	4,153,507
NetApp Inc.	21,606	1,613,752
Seagate Technology PLC	19,493	1,809,730
Western Digital Corp.	29,835	2,107,246

		13,988,501

Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.(a)	2,746	928,697
VF Corp.	31,291	2,742,969

		3,671,666

Trading Companies & Distributors — 0.9%
Fastenal Co.	55,960	2,925,589
United Rentals Inc.(a)	7,035	2,250,848

Security	Shares	Value

Trading Companies & Distributors (continued)
Watsco Inc.	3,213	$940,959
WW Grainger Inc.	4,287	1,858,586

		7,975,982

Water Utilities — 0.4%
American Water Works Co. Inc.	17,671	2,756,499
Essential Utilities Inc.	21,826	1,028,660

		3,785,159

Total Common Stocks — 99.8% (Cost: $760,641,013)		880,063,539

Short-Term Investments

Money Market Funds — 3.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	29,104,188	29,118,740
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,432,000	1,432,000

		30,550,740

Total Short-Term Investments — 3.5% (Cost: $30,553,045)		30,550,740

Total Investments in Securities — 103.3% (Cost: $791,194,058)		910,614,279

Other Assets, Less Liabilities — (3.3)%		(28,697,631)

Net Assets — 100.0%		$881,916,648

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,992,505	$14,133,283	(a)	$—	$19,058	$(26,106)	$29,118,740	29,104,188	$46,977	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	822,000	610,000	(a)	—	—	—	1,432,000	1,432,000	942		—

					$19,058	$(26,106)	$30,550,740		$47,919		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	3	06/18/21	$626	$25,760
S&P MidCap 400 E-Mini Index	4	06/18/21	1,088	31,519

				$57,279

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$57,279

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$629,841

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(33,549)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,325,840

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$880,063,539	$—	$—	$880,063,539
Money Market Funds	30,550,740	—	—	30,550,740

	$910,614,279	$—	$—	$910,614,279

Derivative financial instruments(a)
Assets
Futures Contracts	$57,279	$—	$—	$57,279

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
HEICO Corp.	14,999	$2,111,859
HEICO Corp., Class A	26,277	3,318,259
Howmet Aerospace Inc.(a)	78,475	2,508,061
Huntington Ingalls Industries Inc.	6,147	1,305,131
Teledyne Technologies Inc.(a)(b)	13,185	5,903,584
TransDigm Group Inc.(a)	11,416	7,006,456

		22,153,350

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	16,539	1,605,606
Expeditors International of Washington Inc.	30,565	3,357,871
XPO Logistics Inc.(a)	15,832	2,202,548

		7,166,025

Auto Components — 0.6%
Aptiv PLC(a)	50,332	7,242,271
Gentex Corp.	47,065	1,655,747

		8,898,018

Banks — 1.3%
Commerce Bancshares Inc.	13,026	1,013,553
First Republic Bank/CA	62,694	11,488,049
SVB Financial Group(a)	11,570	6,616,073

		19,117,675

Beverages — 0.3%
Boston Beer Co. Inc. (The), Class A, NVS(a)(b)	3,287	3,998,603

Biotechnology — 5.0%
ACADIA Pharmaceuticals Inc.(a)	41,693	857,208
Alexion Pharmaceuticals Inc.(a)	36,335	6,128,988
Alnylam Pharmaceuticals Inc.(a)	27,394	3,852,692
BioMarin Pharmaceutical Inc.(a)	64,776	5,047,346
Exact Sciences Corp.(a)	60,240	7,940,837
Exelixis Inc.(a)(b)	111,151	2,736,538
Horizon Therapeutics PLC(a)	79,814	7,552,001
Incyte Corp.(a)	66,569	5,683,661
Ionis Pharmaceuticals Inc.(a)(b)	50,203	2,149,692
Mirati Therapeutics Inc.(a)	16,233	2,698,249
Moderna Inc.(a)	108,237	19,354,940
Neurocrine Biosciences Inc.(a)	33,470	3,162,580
Sarepta Therapeutics Inc.(a)	28,240	2,000,522
Seagen Inc.(a)	45,173	6,494,071

		75,659,325

Building Products — 1.4%
A O Smith Corp.	22,437	1,520,107
Allegion PLC	14,296	1,921,097
Fortune Brands Home & Security Inc.	22,551	2,367,404
Lennox International Inc.	6,733	2,257,844
Masco Corp.	59,688	3,812,869
Trane Technologies PLC	32,268	5,609,146
Trex Co. Inc.(a)	41,294	4,459,339

		21,947,806

Capital Markets — 3.4%
Ameriprise Financial Inc.	14,907	3,851,969
Apollo Global Management Inc.	30,105	1,666,914
FactSet Research Systems Inc.	13,528	4,548,384
KKR & Co. Inc.	110,780	6,267,933
MarketAxess Holdings Inc.	13,529	6,608,375
Morningstar Inc.	7,607	2,015,931
MSCI Inc.	29,422	14,292,325

Security	Shares	Value

Capital Markets (continued)
Nasdaq Inc.	23,938	$3,866,945
SEI Investments Co.	27,287	1,676,513
T Rowe Price Group Inc.	39,601	7,096,499

		51,891,788

Chemicals — 1.2%
Albemarle Corp.	20,458	3,440,422
FMC Corp.	23,081	2,729,097
Mosaic Co. (The)	47,946	1,686,740
PPG Industries Inc.	32,033	5,485,331
RPM International Inc.	26,727	2,534,789
Scotts Miracle-Gro Co. (The)	8,647	1,998,841

		17,875,220

Commercial Services & Supplies — 1.2%
Copart Inc.(a)	74,084	9,224,199
IAA Inc.(a)	47,937	3,010,923
Republic Services Inc.	29,759	3,163,382
Rollins Inc.	78,891	2,941,056

		18,339,560

Communications Equipment — 1.2%
Arista Networks Inc.(a)	19,576	6,169,768
Ciena Corp.(a)	27,980	1,412,151
F5 Networks Inc.(a)	12,533	2,340,663
Lumentum Holdings Inc.(a)(b)	15,727	1,337,581
Motorola Solutions Inc.	32,050	6,035,015
Ubiquiti Inc.	2,659	758,692

		18,053,870

Construction & Engineering — 0.1%
Quanta Services Inc.	20,223	1,954,351

Construction Materials — 0.9%
Martin Marietta Materials Inc.	13,374	4,722,627
Vulcan Materials Co.	47,223	8,417,027

		13,139,654

Consumer Finance — 0.3%
Discover Financial Services	40,897	4,662,258

Containers & Packaging — 0.7%
AptarGroup Inc.	13,162	1,984,961
Avery Dennison Corp.	14,264	3,054,921
Ball Corp.	60,807	5,693,968

		10,733,850

Distributors — 0.4%
Pool Corp.	14,338	6,058,092

Diversified Consumer Services — 0.6%
Bright Horizons Family Solutions Inc.(a)	13,643	1,975,916
Chegg Inc.(a)(b)	50,031	4,519,300
Service Corp. International	60,363	3,225,799

		9,721,015

Diversified Financial Services — 0.1%
Voya Financial Inc.	15,218	1,032,085

Electric Utilities — 0.3%
Eversource Energy	44,324	3,821,615
NRG Energy Inc.	35,883	1,285,329

		5,106,944

Electrical Equipment — 1.9%
AMETEK Inc.	82,137	11,082,745
Generac Holdings Inc.(a)	22,393	7,254,212

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Hubbell Inc.	8,792	$1,688,152
Rockwell Automation Inc.	25,360	6,701,634
Sensata Technologies Holding PLC(a)	19,359	1,117,789
Sunrun Inc.(a)	27,584	1,351,616

		29,196,148

Electronic Equipment, Instruments & Components — 2.5%
CDW Corp./DE	26,353	4,699,530
Cognex Corp.	62,719	5,401,360
IPG Photonics Corp.(a)	12,797	2,778,357
Keysight Technologies Inc.(a)	42,160	6,085,796
TE Connectivity Ltd.	41,764	5,616,005
Trimble Inc.(a)	52,686	4,320,252
Zebra Technologies Corp., Class A(a)	19,048	9,290,472

		38,191,772

Energy Equipment & Services — 0.2%
Baker Hughes Co.	140,910	2,829,473

Entertainment — 1.9%
Live Nation Entertainment Inc.(a)	51,181	4,190,700
Roku Inc.(a)	39,571	13,571,666
Take-Two Interactive Software Inc.(a)	41,033	7,196,368
Zynga Inc., Class A(a)	358,823	3,882,465

		28,841,199

Equity Real Estate Investment Trusts (REITs) — 4.0%
Alexandria Real Estate Equities Inc.	28,893	5,232,522
American Homes 4 Rent, Class A	95,737	3,546,098
Americold Realty Trust	89,713	3,623,508
Camden Property Trust	13,447	1,620,095
CyrusOne Inc.	42,917	3,125,645
Duke Realty Corp.	65,998	3,070,227
Equity LifeStyle Properties Inc.	34,729	2,410,193
Essex Property Trust Inc.	10,164	2,952,845
Extra Space Storage Inc.	22,261	3,309,988
Healthpeak Properties Inc.	76,585	2,629,929
Invitation Homes Inc.	202,079	7,084,890
Mid-America Apartment Communities Inc.	20,756	3,265,541
Realty Income Corp.	52,084	3,601,609
Regency Centers Corp.	20,784	1,323,109
Sun Communities Inc.	39,761	6,633,328
UDR Inc.	48,188	2,238,333
VEREIT Inc.	36,753	1,758,264
VICI Properties Inc.	84,752	2,686,638

		60,112,762

Food & Staples Retailing — 0.1%
Casey’s General Stores Inc.	7,973	1,771,521

Food Products — 1.2%
Beyond Meat Inc.(a)(b)	17,661	2,325,600
Darling Ingredients Inc.(a)	57,951	4,024,697
Hershey Co. (The)	28,192	4,631,946
Hormel Foods Corp.	44,933	2,075,905
McCormick & Co. Inc./MD, NVS	53,461	4,830,736

		17,888,884

Gas Utilities — 0.1%
Atmos Energy Corp.	15,735	1,629,989

Health Care Equipment & Supplies — 6.2%
ABIOMED Inc.(a)	16,118	5,169,526
Cooper Companies Inc. (The)	17,515	7,196,738
DENTSPLY SIRONA Inc.	33,053	2,231,408

Security	Shares	Value

Health Care Equipment & Supplies (continued)
DexCom Inc.(a)(b)	34,261	$13,228,172
Hologic Inc.(a)	91,792	6,016,965
Insulet Corp.(a)	23,539	6,949,183
Masimo Corp.(a)(b)	18,116	4,215,050
Novocure Ltd.(a)	30,285	6,181,168
Penumbra Inc.(a)	12,083	3,697,277
Quidel Corp.(a)(b)	13,759	1,441,806
ResMed Inc.	51,842	9,744,741
STERIS PLC	30,405	6,416,063
Tandem Diabetes Care Inc.(a)	22,173	2,037,699
Teleflex Inc.	16,639	7,029,645
West Pharmaceutical Services Inc.	26,394	8,670,957
Zimmer Biomet Holdings Inc.	26,735	4,736,373

		94,962,771

Health Care Providers & Services — 1.5%
Amedisys Inc.(a)	11,702	3,157,785
Chemed Corp.	5,718	2,725,256
DaVita Inc.(a)	10,552	1,229,624
Encompass Health Corp.	20,525	1,741,751
Guardant Health Inc.(a)	30,408	4,834,264
LHC Group Inc.(a)	11,266	2,346,370
Molina Healthcare Inc.(a)	9,901	2,525,745
Quest Diagnostics Inc.	19,876	2,621,247
Universal Health Services Inc., Class B	12,078	1,792,496

		22,974,538

Health Care Technology — 1.1%
Cerner Corp.	109,115	8,189,081
Teladoc Health Inc.(a)	46,240	7,969,464

		16,158,545

Hotels, Restaurants & Leisure — 2.8%
Darden Restaurants Inc.	20,036	2,939,682
Domino’s Pizza Inc.	13,829	5,840,540
DraftKings Inc., Class A(a)(b)	114,765	6,502,585
Expedia Group Inc.	28,326	4,991,891
Hilton Worldwide Holdings Inc.(a)	48,499	6,241,821
MGM Resorts International	93,093	3,790,747
Vail Resorts Inc.	14,358	4,668,647
Yum! Brands Inc.	69,010	8,248,075

		43,223,988

Household Durables — 1.3%
DR Horton Inc.	61,128	6,008,271
Garmin Ltd.	32,191	4,417,893
Lennar Corp., Class A	36,929	3,825,844
Lennar Corp., Class B	2,110	170,003
NVR Inc.(a)	608	3,051,005
PulteGroup Inc.	39,500	2,335,240

		19,808,256

Household Products — 1.0%
Church & Dwight Co. Inc.	87,316	7,486,474
Clorox Co. (The)	44,812	8,178,190

		15,664,664

Industrial Conglomerates — 0.2%
Carlisle Companies Inc.	11,919	2,284,276

Insurance — 1.9%
Alleghany Corp.(a)	4,983	3,383,308
Arch Capital Group Ltd.(a)	75,612	3,002,553
Arthur J Gallagher & Co.	42,174	6,113,121
Assurant Inc.	10,459	1,627,420

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Brown & Brown Inc.	83,491	$4,440,051
Erie Indemnity Co., Class A, NVS	8,896	1,903,922
RenaissanceRe Holdings Ltd.	11,320	1,910,929
W R Berkley Corp.	19,619	1,564,027
Willis Towers Watson PLC	19,108	4,946,297

		28,891,628

Interactive Media & Services — 2.0%
Match Group Inc.(a)(b)	95,818	14,912,155
Pinterest Inc., Class A(a)	189,681	12,589,128
Zillow Group Inc., Class A(a)	4,535	604,742
Zillow Group Inc., Class C, NVS(a)(b)	19,114	2,487,114

		30,593,139

Internet & Direct Marketing Retail — 1.0%
Etsy Inc.(a)	44,907	8,927,062
Grubhub Inc.(a)(b)	33,247	2,262,126
Wayfair Inc., Class A(a)(b)	12,265	3,625,166

		14,814,354

IT Services — 5.4%
Akamai Technologies Inc.(a)(b)	58,148	6,320,688
Black Knight Inc.(a)	55,937	4,050,958
Broadridge Financial Solutions Inc.	41,256	6,544,439
EPAM Systems Inc.(a)	19,983	9,147,218
FleetCor Technologies Inc.(a)	29,716	8,549,887
Gartner Inc.(a)	31,608	6,191,375
Genpact Ltd.	28,562	1,357,552
GoDaddy Inc., Class A(a)	60,419	5,245,578
Jack Henry & Associates Inc.	27,121	4,416,112
MongoDB Inc.(a)	18,470	5,494,086
Okta Inc.(a)(b)	43,841	11,823,918
Paychex Inc.	60,874	5,934,606
VeriSign Inc.(a)	35,453	7,756,053

		82,832,470

Leisure Products — 0.6%
Hasbro Inc.	45,504	4,525,373
Peloton Interactive Inc., Class A(a)	45,116	4,437,158

		8,962,531

Life Sciences Tools & Services — 5.0%
10X Genomics Inc., Class A(a)	26,077	5,158,031
Agilent Technologies Inc.	70,325	9,398,233
Avantor Inc.(a)(b)	184,146	5,900,038
Bio-Rad Laboratories Inc., Class A(a)	7,679	4,838,768
Bio-Techne Corp.	13,826	5,910,477
Bruker Corp.	23,080	1,581,442
Charles River Laboratories International Inc.(a)	17,725	5,892,676
IQVIA Holdings Inc.(a)	38,790	9,103,625
Mettler-Toledo International Inc.(a)	8,343	10,957,029
PerkinElmer Inc.	39,926	5,175,607
PPD Inc.(a)	38,513	1,779,301
PRA Health Sciences Inc.(a)	22,946	3,829,458
Repligen Corp.(a)	18,165	3,845,712
Waters Corp.(a)(b)	11,111	3,331,855

		76,702,252

Machinery — 3.6%
Dover Corp.	24,871	3,710,504
Fortive Corp.	64,079	4,538,075
Graco Inc.	60,120	4,617,216
IDEX Corp.	27,037	6,061,695
Ingersoll Rand Inc.(a)	67,861	3,353,012

Security	Shares	Value

Machinery (continued)
Nordson Corp.	19,273	$4,074,505
Otis Worldwide Corp.	54,857	4,271,715
PACCAR Inc.	46,828	4,208,901
Parker-Hannifin Corp.	22,728	7,132,274
Pentair PLC	25,607	1,651,907
Toro Co. (The)	38,343	4,394,108
Xylem Inc./NY	64,249	7,109,152

		55,123,064

Media — 1.0%
Altice USA Inc., Class A(a)	38,253	1,388,966
Cable One Inc.	1,939	3,470,810
Liberty Broadband Corp., Class A(a)	4,131	651,335
Liberty Broadband Corp., Class C, NVS(a)	37,511	6,103,790
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	9,948	449,550
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	20,880	944,402
Sirius XM Holdings Inc.	412,079	2,513,682

		15,522,535

Metals & Mining — 0.2%
Royal Gold Inc.	23,307	2,607,121

Multi-Utilities — 0.2%
CMS Energy Corp.	36,010	2,318,684

Oil, Gas & Consumable Fuels — 0.8%
Cabot Oil & Gas Corp.	88,164	1,469,694
Cheniere Energy Inc.(a)	82,191	6,371,446
Pioneer Natural Resources Co.	27,585	4,243,401

		12,084,541

Pharmaceuticals — 0.6%
Catalent Inc.(a)	60,642	6,820,406
Elanco Animal Health Inc.(a)	84,453	2,678,004

		9,498,410

Professional Services — 3.2%
Booz Allen Hamilton Holding Corp.	49,101	4,072,928
Clarivate PLC(a)(b)	93,161	2,601,987
Dun & Bradstreet Holdings Inc.(a)	48,762	1,158,585
Equifax Inc.	24,405	5,594,358
IHS Markit Ltd.	132,810	14,287,700
Leidos Holdings Inc.	22,191	2,247,504
TransUnion	67,935	7,105,322
Verisk Analytics Inc.	57,997	10,915,035

		47,983,419

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)	60,608	5,163,802

Road & Rail — 1.6%
AMERCO	3,201	1,909,813
JB Hunt Transport Services Inc.	29,750	5,078,622
Kansas City Southern	19,057	5,568,646
Knight-Swift Transportation Holdings Inc.	16,242	765,323
Lyft Inc., Class A(a)	40,954	2,279,500
Old Dominion Freight Line Inc.	34,161	8,807,047

		24,408,951

Semiconductors & Semiconductor Equipment — 6.2%
Cree Inc.(a)	21,352	2,122,816
Enphase Energy Inc.(a)	45,961	6,400,069
Entegris Inc.	48,073	5,412,058
First Solar Inc.(a)	17,224	1,318,153
KLA Corp.	30,344	9,568,980

40	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Marvell Technology Inc.	283,420	$12,813,418
Maxim Integrated Products Inc.	95,491	8,976,154
Microchip Technology Inc.	63,071	9,478,941
Monolithic Power Systems Inc.	15,284	5,523,332
Qorvo Inc.(a)	21,910	4,122,805
Skyworks Solutions Inc.	32,894	5,964,669
SolarEdge Technologies Inc.(a)	18,380	4,843,865
Teradyne Inc.	59,381	7,427,375
Universal Display Corp.	15,242	3,409,483
Xilinx Inc.	48,981	6,267,609

		93,649,727

Software — 13.9%
Alteryx Inc., Class A(a)	21,029	1,719,121
Anaplan Inc.(a)	50,589	3,017,634
ANSYS Inc.(a)	30,905	11,300,722
Aspen Technology Inc.(a)	24,101	3,153,375
Avalara Inc.(a)	30,442	4,313,936
Bill.com Holdings Inc.(a)	21,944	3,393,201
Cadence Design Systems Inc.(a)	99,388	13,096,357
Ceridian HCM Holding Inc.(a)	46,648	4,407,303
Citrix Systems Inc.	23,163	2,868,738
Cloudflare Inc., Class A(a)	66,908	5,669,784
Coupa Software Inc.(a)(b)	25,716	6,918,633
Crowdstrike Holdings Inc., Class A(a)(b)	67,075	13,985,808
Datadog Inc., Class A(a)	73,411	6,296,461
Dynatrace Inc.(a)	65,445	3,405,758
Elastic NV(a)	22,328	2,693,203
Fair Isaac Corp.(a)	10,413	5,429,442
Five9 Inc.(a)	23,765	4,467,107
Fortinet Inc.(a)(b)	48,251	9,854,302
Guidewire Software Inc.(a)	29,841	3,148,524
HubSpot Inc.(a)(b)	15,515	8,167,872
nCino Inc.(a)(b)	5,286	345,651
NortonLifeLock Inc.	96,911	2,094,247
Nuance Communications Inc.(a)	38,626	2,053,744
Palo Alto Networks Inc.(a)	34,645	12,243,196
Paycom Software Inc.(a)(b)	17,488	6,722,562
Paylocity Holding Corp.(a)	13,391	2,587,677
Pegasystems Inc.	14,093	1,788,965
PTC Inc.(a)	37,450	4,903,703
RingCentral Inc., Class A(a)	28,595	9,120,375
Slack Technologies Inc., Class A(a)	178,653	7,574,887
Smartsheet Inc., Class A(a)	40,936	2,427,505
SolarWinds Corp.(a)	9,293	156,680
Splunk Inc.(a)	57,611	7,283,183
SS&C Technologies Holdings Inc.	41,600	3,087,552
Trade Desk Inc. (The), Class A(a)	15,179	11,070,196
Tyler Technologies Inc.(a)	14,449	6,138,802
VMware Inc., Class A(a)(b)	18,484	2,972,782
Zendesk Inc.(a)	41,953	6,131,431
Zscaler Inc.(a)	26,642	4,999,105

		211,009,524

Security	Shares	Value

Specialty Retail — 2.6%
Advance Auto Parts Inc.	11,914	$2,384,706
AutoZone Inc.(a)(b)	2,817	4,124,426
Burlington Stores Inc.(a)	13,957	4,554,588
CarMax Inc.(a)	26,666	3,552,978
Carvana Co.(a)	22,321	6,367,288
Five Below Inc.(a)(b)	19,922	4,009,701
Floor & Decor Holdings Inc., Class A(a)	37,242	4,130,883
Tractor Supply Co.	24,992	4,713,491
Ulta Beauty Inc.(a)	11,994	3,950,224
Williams-Sonoma Inc.	13,095	2,235,971

		40,024,256

Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp.(a)	10,034	3,393,499
VF Corp.	70,539	6,183,448

		9,576,947

Trading Companies & Distributors — 1.3%
Fastenal Co.	204,608	10,696,906
United Rentals Inc.(a)	9,970	3,189,901
Watsco Inc.	11,710	3,429,391
WW Grainger Inc.	6,225	2,698,787

		20,014,985

Water Utilities — 0.8%
American Water Works Co. Inc.	64,642	10,083,506
Essential Utilities Inc.	40,485	1,908,058

		11,991,564

Total Common Stocks — 99.8% (Cost: $1,302,097,542)		1,516,822,179

Short-Term Investments

Money Market Funds — 4.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	70,215,304	70,250,412
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,690,000	2,690,000

		72,940,412

Total Short-Term Investments — 4.8% (Cost: $72,926,462)		72,940,412

Total Investments in Securities — 104.6% (Cost: $1,375,024,004)		1,589,762,591

Other Assets, Less Liabilities — (4.6)%		(69,882,722)

Net Assets — 100.0%		$1,519,879,869

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$50,439,366	$19,848,252	(a)	$—	$(352)	$(36,854)	$70,250,412	70,215,304	$194,293	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	—	2,690,000	(a)	—	—	—	2,690,000	2,690,000	670		—

					$(352)	$(36,854)	$72,940,412		$194,963		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	11	06/18/21	$1,244	$18,907
S&P Select Sector Technology E-Mini Index	11	06/18/21	1,545	34,023

				$52,930

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$52,930

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$392,881

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$4,098

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,276,115

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Growth ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$1,516,822,179	$—	$—	$1,516,822,179
Money Market Funds	72,940,412	—	—	72,940,412

	$1,589,762,591	$—	$—	$1,589,762,591

Derivative financial instruments(a)
Assets
Futures Contracts	$52,930	$—	$—	$52,930

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments April 30, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Howmet Aerospace Inc.(a)	16,543	$528,714
Huntington Ingalls Industries Inc.	2,234	474,323
Textron Inc.	22,037	1,415,657
TransDigm Group Inc.(a)	2,188	1,342,863

		3,761,557

Air Freight & Logistics — 0.5%
CH Robinson Worldwide Inc.	8,491	824,306
Expeditors International of Washington Inc.	8,122	892,283
XPO Logistics Inc.(a)	5,615	781,159

		2,497,748

Airlines — 1.8%
Delta Air Lines Inc.(a)	61,669	2,893,510
Southwest Airlines Co.	57,081	3,583,545
United Airlines Holdings Inc.(a)	30,777	1,674,269

		8,151,324

Auto Components — 1.1%
Aptiv PLC(a)	12,441	1,790,135
Autoliv Inc.(a)	7,655	770,552
BorgWarner Inc.	23,098	1,122,101
Gentex Corp.	10,837	381,246
Lear Corp.	5,314	976,926

		5,040,960

Automobiles — 1.0%
Ford Motor Co.(a)	377,642	4,357,989

Banks — 3.0%
Citizens Financial Group Inc.	41,081	1,901,229
Commerce Bancshares Inc.	6,676	519,460
Fifth Third Bancorp	68,712	2,785,585
Huntington Bancshares Inc./OH	98,304	1,506,017
KeyCorp.	93,623	2,037,236
M&T Bank Corp.	12,431	1,960,244
Regions Financial Corp.	92,837	2,023,847
SVB Financial Group(a)	2,086	1,192,837

		13,926,455

Beverages — 0.2%
Molson Coors Beverage Co., Class B	18,288	1,004,926

Biotechnology — 0.5%
Alexion Pharmaceuticals Inc.(a)	11,388	1,920,928
Alnylam Pharmaceuticals Inc.(a)	3,921	551,449

		2,472,377

Building Products — 3.1%
A O Smith Corp.	7,063	478,518
Allegion PLC	4,905	659,134
Carrier Global Corp.	78,965	3,441,295
Fortune Brands Home & Security Inc.	7,350	771,603
Johnson Controls International PLC	69,605	4,339,176
Lennox International Inc.	1,495	501,333
Masco Corp.	8,741	558,375
Owens Corning	10,209	988,333
Trane Technologies PLC	14,288	2,483,683

		14,221,450

Capital Markets — 3.3%
Ameriprise Financial Inc.	7,238	1,870,299
Apollo Global Management Inc.	12,311	681,660
Carlyle Group Inc. (The)	11,416	487,007

Security	Shares	Value

Capital Markets (continued)
Franklin Resources Inc.	26,568	$797,040
KKR & Co. Inc.	25,797	1,459,594
Nasdaq Inc.	4,692	757,946
Northern Trust Corp.	20,131	2,290,908
Raymond James Financial Inc.	11,844	1,548,958
SEI Investments Co.	4,134	253,993
State Street Corp.	33,995	2,853,880
T Rowe Price Group Inc.	11,286	2,022,451

		15,023,736

Chemicals — 4.3%
Albemarle Corp.	5,753	967,482
Celanese Corp.	11,033	1,728,320
CF Industries Holdings Inc.	20,680	1,005,668
Corteva Inc.	71,904	3,506,039
Eastman Chemical Co.	13,129	1,514,955
FMC Corp.	6,287	743,375
International Flavors & Fragrances Inc.	24,036	3,417,198
LyondellBasell Industries NV, Class A	24,863	2,579,288
Mosaic Co. (The)	20,511	721,577
PPG Industries Inc.	14,211	2,433,492
RPM International Inc.	5,394	511,567
Scotts Miracle-Gro Co. (The)	1,609	371,936
Westlake Chemical Corp.	3,379	317,254

		19,818,151

Commercial Services & Supplies — 0.3%
Republic Services Inc.	12,267	1,303,982

Communications Equipment — 0.7%
Ciena Corp.(a)	7,497	378,374
F5 Networks Inc.(a)	2,590	483,708
Juniper Networks Inc.	31,889	809,662
Lumentum Holdings Inc.(a)	3,079	261,869
Motorola Solutions Inc.	7,641	1,438,800

		3,372,413

Construction & Engineering — 0.4%
AECOM(a)	14,274	948,222
Quanta Services Inc.	7,949	768,191

		1,716,413

Construction Materials — 0.2%
Martin Marietta Materials Inc.	2,409	850,666

Consumer Finance — 1.4%
Ally Financial Inc.	36,143	1,859,557
Discover Financial Services	18,554	2,115,156
Synchrony Financial	52,485	2,295,694

		6,270,407

Containers & Packaging — 2.4%
Amcor PLC	150,944	1,773,592
AptarGroup Inc.	2,757	415,783
Avery Dennison Corp.	4,178	894,802
Ball Corp.	15,196	1,422,954
Crown Holdings Inc.	13,040	1,431,792
International Paper Co.	37,987	2,203,246
Packaging Corp. of America	9,209	1,359,709
Westrock Co.	25,588	1,426,531

		10,928,409

Distributors — 0.7%
Genuine Parts Co.	13,954	1,743,832

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors (continued)
LKQ Corp.(a)	27,099	$1,265,794

		3,009,626

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)(b)	2,194	317,757

Diversified Financial Services — 0.4%
Equitable Holdings Inc.	38,066	1,302,999
Voya Financial Inc.	7,895	535,439

		1,838,438

Diversified Telecommunication Services — 0.3%
Lumen Technologies Inc.	95,397	1,223,944

Electric Utilities — 3.7%
Alliant Energy Corp.	24,148	1,356,393
Avangrid Inc.	5,463	278,067
Edison International	36,653	2,179,021
Entergy Corp.	19,374	2,117,384
Evergy Inc.	21,932	1,402,990
Eversource Energy	21,122	1,821,139
FirstEnergy Corp.	52,495	1,990,610
NRG Energy Inc.	14,036	502,770
OGE Energy Corp.	19,492	654,151
PG&E Corp.(a)	143,845	1,628,325
Pinnacle West Capital Corp.	10,949	926,833
PPL Corp.	74,312	2,164,709

		17,022,392

Electrical Equipment — 0.6%
Hubbell Inc.	2,871	551,261
Rockwell Automation Inc.	4,369	1,154,552
Sensata Technologies Holding PLC(a)	10,065	581,153
Sunrun Inc.(a)	8,061	394,989

		2,681,955

Electronic Equipment, Instruments & Components — 2.3%
CDW Corp./DE	6,509	1,160,750
Corning Inc.	74,253	3,282,725
Flex Ltd.(a)	48,580	845,292
Keysight Technologies Inc.(a)	6,582	950,112
SYNNEX Corp.	4,018	486,981
TE Connectivity Ltd.	20,649	2,776,671
Trimble Inc.(a)	10,019	821,558

		10,324,089

Energy Equipment & Services — 1.3%
Baker Hughes Co.	32,391	650,411
Halliburton Co.	85,874	1,679,696
Schlumberger Ltd.	135,124	3,655,104

		5,985,211

Entertainment — 0.2%
Liberty Media Corp.-Liberty Formula One, Class A(a)	2,575	106,656
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)(b)	19,773	928,145

		1,034,801

Equity Real Estate Investment Trusts (REITs) — 8.1%
Alexandria Real Estate Equities Inc.	4,475	810,423
AvalonBay Communities Inc.	13,484	2,588,928
Boston Properties Inc.	13,701	1,498,204
Camden Property Trust	5,802	699,025
Duke Realty Corp.	18,375	854,805
Equity LifeStyle Properties Inc.	7,022	487,327
Equity Residential	33,132	2,459,388

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Essex Property Trust Inc.	3,517	$1,021,759
Extra Space Storage Inc.	6,724	999,792
Gaming and Leisure Properties Inc.	21,257	988,238
Healthpeak Properties Inc.	31,446	1,079,856
Host Hotels & Resorts Inc.	68,164	1,237,858
Iron Mountain Inc.	27,872	1,118,225
Medical Properties Trust Inc.	56,049	1,235,880
Mid-America Apartment Communities Inc.	5,456	858,392
Omega Healthcare Investors Inc.	22,520	855,760
Realty Income Corp.	21,956	1,518,257
Regency Centers Corp.	9,705	617,820
Simon Property Group Inc.	31,745	3,864,636
UDR Inc.	15,711	729,776
Ventas Inc.	36,206	2,007,985
VEREIT Inc.	12,270	586,997
VICI Properties Inc.	29,039	920,536
Vornado Realty Trust	15,250	697,688
Welltower Inc.	40,335	3,026,335
Weyerhaeuser Co.	72,262	2,801,598
WP Carey Inc.	17,034	1,275,676

		36,841,164

Food & Staples Retailing — 2.4%
Casey’s General Stores Inc.	1,419	315,288
Kroger Co. (The)	73,574	2,688,394
Sysco Corp.	49,325	4,179,307
Walgreens Boots Alliance Inc.	69,303	3,679,989

		10,862,978

Food Products — 3.5%
Archer-Daniels-Midland Co.	53,964	3,406,747
Bunge Ltd.	13,614	1,149,294
Campbell Soup Co.	19,615	936,616
Conagra Brands Inc.	47,215	1,751,204
Hershey Co. (The)	6,549	1,076,001
Hormel Foods Corp.	15,020	693,924
JM Smucker Co. (The)	10,590	1,387,184
Kellogg Co.	24,596	1,535,282
Lamb Weston Holdings Inc.	14,215	1,144,308
McCormick & Co. Inc./MD, NVS	9,632	870,348
Tyson Foods Inc., Class A	28,481	2,205,853

		16,156,761

Gas Utilities — 0.4%
Atmos Energy Corp.	8,147	843,948
UGI Corp.	20,264	885,739

		1,729,687

Health Care Equipment & Supplies — 0.8%
DENTSPLY SIRONA Inc.	12,287	829,495
Hill-Rom Holdings Inc.	6,451	711,029
Zimmer Biomet Holdings Inc.	12,836	2,274,026

		3,814,550

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	14,243	1,720,554
Cardinal Health Inc.	28,380	1,712,449
DaVita Inc.(a)	4,159	484,648
Encompass Health Corp.	4,047	343,429
Henry Schein Inc.(a)	13,840	1,003,400
Laboratory Corp. of America Holdings(a)	9,432	2,507,686
McKesson Corp.	15,366	2,882,047
Molina Healthcare Inc.(a)	3,060	780,606
Quest Diagnostics Inc.	7,507	990,023

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Universal Health Services Inc., Class B	4,267	$633,266

		13,058,108

Hotels, Restaurants & Leisure — 3.3%
Aramark	24,670	958,923
Caesars Entertainment Inc.(a)	20,127	1,969,226
Carnival Corp.(a)	77,098	2,155,660
Darden Restaurants Inc.	7,162	1,050,809
Expedia Group Inc.	5,684	1,001,691
Hilton Worldwide Holdings Inc.(a)	13,671	1,759,458
MGM Resorts International	14,599	594,471
Penn National Gaming Inc.(a)(b)	14,367	1,280,387
Royal Caribbean Cruises Ltd.	21,156	1,839,514
Wynn Resorts Ltd.(a)	10,167	1,305,443
Yum! Brands Inc.	10,278	1,228,426

		15,144,008

Household Durables — 2.1%
DR Horton Inc.	15,402	1,513,863
Garmin Ltd.	5,757	790,091
Lennar Corp., Class A	16,525	1,711,990
Lennar Corp., Class B	950	76,541
Mohawk Industries Inc.(a)	5,730	1,177,515
Newell Brands Inc.	36,710	989,702
NVR Inc.(a)	171	858,095
PulteGroup Inc.	15,120	893,894
Whirlpool Corp.	6,067	1,434,542

		9,446,233

Household Products — 0.0%
Reynolds Consumer Products Inc.	5,387	157,947

Independent Power and Renewable Electricity Producers — 0.6%
AES Corp. (The)	64,564	1,796,170
Vistra Corp.	47,003	792,941

		2,589,111

Industrial Conglomerates — 0.1%
Carlisle Companies Inc.	1,950	373,718

Insurance — 8.3%
Aflac Inc.	61,885	3,325,081
Allstate Corp. (The)	29,268	3,711,182
American Financial Group Inc./OH	6,800	835,448
American International Group Inc.	83,572	4,049,063
Arch Capital Group Ltd.(a)	18,546	736,462
Arthur J Gallagher & Co.	7,322	1,061,324
Assurant Inc.	2,765	430,234
Cincinnati Financial Corp.	14,488	1,632,508
Everest Re Group Ltd.	3,885	1,075,951
Fidelity National Financial Inc.	28,438	1,297,342
Globe Life Inc.	9,231	946,085
Hartford Financial Services Group Inc. (The)	34,549	2,278,852
Lincoln National Corp.	17,525	1,123,878
Loews Corp.	22,045	1,229,009
Markel Corp.(a)	1,332	1,566,991
Principal Financial Group Inc.	24,501	1,564,879
Prudential Financial Inc.	38,365	3,850,311
Reinsurance Group of America Inc.	6,605	862,151
RenaissanceRe Holdings Ltd.	1,853	312,805
Travelers Companies Inc. (The)	24,374	3,769,683
W R Berkley Corp.	8,259	658,407

Security	Shares	Value

Insurance (continued)
Willis Towers Watson PLC	7,279	$1,884,242

		38,201,888

Interactive Media & Services — 0.3%
Zillow Group Inc., Class A(a)	2,341	312,172
Zillow Group Inc., Class C, NVS(a)	9,728	1,265,808

		1,577,980

Internet & Direct Marketing Retail — 0.2%
Wayfair Inc., Class A(a)	3,746	1,107,205

IT Services — 0.6%
Genpact Ltd.	9,201	437,323
Paychex Inc.	14,504	1,413,995
Western Union Co. (The)	39,710	1,022,930

		2,874,248

Leisure Products — 0.3%
Peloton Interactive Inc., Class A(a)	13,239	1,302,056

Life Sciences Tools & Services — 1.0%
Agilent Technologies Inc.	10,368	1,385,580
Bruker Corp.	3,588	245,850
IQVIA Holdings Inc.(a)	7,961	1,868,367
Waters Corp.(a)	3,014	903,808

		4,403,605

Machinery — 3.3%
Dover Corp.	7,160	1,068,200
Fortive Corp.	15,301	1,083,617
Ingersoll Rand Inc.(a)	17,708	874,952
Otis Worldwide Corp.	24,513	1,908,827
PACCAR Inc.	20,825	1,871,751
Parker-Hannifin Corp.	6,307	1,979,200
Pentair PLC	9,151	590,331
Snap-on Inc.	5,264	1,250,727
Stanley Black & Decker Inc.	15,548	3,214,860
Westinghouse Air Brake Technologies Corp.	17,159	1,408,239

		15,250,704

Media — 3.1%
Altice USA Inc., Class A(a)	13,297	482,814
Discovery Inc., Class A(a)	15,781	594,312
Discovery Inc., Class C, NVS(a)	27,994	904,486
DISH Network Corp., Class A(a)	24,077	1,078,409
Fox Corp., Class A, NVS	32,311	1,209,078
Fox Corp., Class B	14,982	545,045
Interpublic Group of Companies Inc. (The)	37,943	1,204,690
Liberty Broadband Corp., Class A(a)	1,147	180,848
Liberty Broadband Corp., Class C, NVS(a)	10,288	1,674,063
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	5,219	235,847
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	10,986	496,897
News Corp., Class A, NVS	37,989	995,122
News Corp., Class B	11,871	288,584
Omnicom Group Inc.	20,779	1,709,281
ViacomCBS Inc., Class A	1,042	47,098
ViacomCBS Inc., Class B, NVS	56,762	2,328,377

		13,974,951

Metals & Mining — 1.9%
Freeport-McMoRan Inc.	140,943	5,314,960
Nucor Corp.	28,803	2,369,335
Reliance Steel & Aluminum Co.	6,189	992,159

		8,676,454

46	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment — 0.5%
AGNC Investment Corp.	52,262	$937,057
Annaly Capital Management Inc.	135,147	1,227,135

		2,164,192

Multi-Utilities — 3.0%
Ameren Corp.	24,484	2,077,223
CenterPoint Energy Inc.	53,303	1,305,390
CMS Energy Corp.	18,261	1,175,826
Consolidated Edison Inc.	33,091	2,561,574
DTE Energy Co.	18,726	2,622,015
NiSource Inc.	38,071	990,607
Public Service Enterprise Group Inc.	48,811	3,082,903

		13,815,538

Multiline Retail — 0.6%
Dollar Tree Inc.(a)	22,728	2,611,447

Oil, Gas & Consumable Fuels — 6.2%
Cabot Oil & Gas Corp.	14,772	246,249
EOG Resources Inc.	56,394	4,152,854
Hess Corp.	26,403	1,967,288
Kinder Morgan Inc.	188,138	3,207,753
Marathon Petroleum Corp.	62,937	3,502,444
Occidental Petroleum Corp.	81,020	2,054,667
ONEOK Inc.	43,002	2,250,725
Phillips 66	42,211	3,415,292
Pioneer Natural Resources Co.	12,410	1,909,030
Valero Energy Corp.	39,482	2,920,089
Williams Companies Inc. (The)	117,297	2,857,355

		28,483,746

Pharmaceuticals — 0.9%
Elanco Animal Health Inc.(a)	22,891	725,874
Jazz Pharmaceuticals PLC(a)	5,472	899,597
Perrigo Co. PLC	12,945	538,900
Royalty Pharma PLC, Class A	8,313	365,772
Viatris Inc.(a)	116,648	1,551,418

		4,081,561

Professional Services — 0.8%
Equifax Inc.	5,180	1,187,412
Jacobs Engineering Group Inc.	12,571	1,679,611
Leidos Holdings Inc.	6,919	700,756

		3,567,779

Real Estate Management & Development — 0.3%
CBRE Group Inc., Class A(a)	15,997	1,362,944

Road & Rail — 0.5%
Kansas City Southern	3,631	1,061,015
Knight-Swift Transportation Holdings Inc.	7,528	354,719
Lyft Inc., Class A(a)	13,694	762,208

		2,177,942

Semiconductors & Semiconductor Equipment — 2.0%
Cree Inc.(a)	5,392	536,072
First Solar Inc.(a)	3,573	273,442
KLA Corp.	6,659	2,099,916
Microchip Technology Inc.	8,913	1,339,535
ON Semiconductor Corp.(a)	39,803	1,552,317
Qorvo Inc.(a)	5,040	948,377
Skyworks Solutions Inc.	7,012	1,271,486
Xilinx Inc.	10,464	1,338,973

		9,360,118

Security	Shares	Value

Software — 0.8%
Citrix Systems Inc.	5,648	$699,505
NortonLifeLock Inc.	30,022	648,775
Nuance Communications Inc.(a)	17,176	913,248
SolarWinds Corp.(a)	4,505	75,954
SS&C Technologies Holdings Inc.	10,443	775,080
VMware Inc., Class A(a)(b)	2,816	452,897

		3,565,459

Specialty Retail — 2.5%
Advance Auto Parts Inc.	3,131	626,701
AutoZone Inc.(a)	1,381	2,021,950
Best Buy Co. Inc.	22,271	2,589,449
Burlington Stores Inc.(a)	2,630	858,248
CarMax Inc.(a)	8,458	1,126,944
Gap Inc. (The)	20,046	663,523
L Brands Inc.(a)	22,575	1,487,692
Tractor Supply Co.	4,494	847,568
Ulta Beauty Inc.(a)	2,205	726,217
Williams-Sonoma Inc.	3,859	658,924

		11,607,216

Technology Hardware, Storage & Peripherals — 3.0%
Dell Technologies Inc., Class C(a)	22,931	2,254,805
Hewlett Packard Enterprise Co.	125,739	2,014,339
HP Inc.	121,041	4,128,709
NetApp Inc.	21,512	1,606,731
Seagate Technology PLC	19,411	1,802,117
Western Digital Corp.	29,580	2,089,235

		13,895,936

Textiles, Apparel & Luxury Goods — 0.2%
VF Corp.	11,969	1,049,203

Trading Companies & Distributors — 0.5%
United Rentals Inc.(a)	4,271	1,366,507
WW Grainger Inc.	2,578	1,117,666

		2,484,173

Water Utilities — 0.1%
Essential Utilities Inc.	10,681	503,396

Total Common Stocks — 99.7% (Cost: $370,007,354)		456,431,182

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	2,009,369	2,010,373
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	935,000	935,000

		2,945,373

Total Short-Term Investments — 0.7% (Cost: $2,945,373)		2,945,373

Total Investments in Securities — 100.4% (Cost: $372,952,727)		459,376,555

Other Assets, Less Liabilities — (0.4)%		(1,682,078)

Net Assets — 100.0%		$457,694,477

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.

(c)	Affiliate of the Fund.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Value ETF

(d)	Annualized 7-day yield as of period-end.

(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$7,269,938	$—		$(5,256,483	)(a)	$5,815	$(8,897)	$2,010,373	2,009,369	$64,269	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	525,000	410,000	(a)	—		—	—	935,000	935,000	600		—

						$5,815	$(8,897)	$2,945,373		$64,869		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P MidCap 400 E-Mini Index	3	06/18/21	$816	$36,478
S&P Select Sector Utilities E-Mini Index	5	06/18/21	336	7,950

				$44,428

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$44,428

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$483,729

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(21,348)

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Mid-Cap Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$889,582

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$456,431,182	$—	$—	$456,431,182
Money Market Funds	2,945,373	—	—	2,945,373

	$459,376,555	$—	$—	$459,376,555

Derivative financial instruments(a)
Assets
Futures Contracts	$44,428	$—	$—	$44,428

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
AAR Corp.	1,982	$79,756
Aerojet Rocketdyne Holdings Inc.	3,834	179,125
Aerovironment Inc.(a)	1,222	134,872
Axon Enterprise Inc.(a)	3,459	524,419
BWX Technologies Inc.	5,207	348,452
Cubic Corp.	1,731	129,548
Curtiss-Wright Corp.	2,245	287,136
Ducommun Inc.(a)	652	38,422
Hexcel Corp.(a)	4,530	255,537
Kaman Corp.	1,643	87,654
Kratos Defense & Security Solutions Inc.(a)	6,645	177,687
Maxar Technologies Inc.	3,887	150,855
Mercury Systems Inc.(a)	3,015	226,849
Moog Inc., Class A	1,693	146,529
National Presto Industries Inc.	363	37,345
PAE Inc.(a)	2,913	26,130
Parsons Corp.(a)	1,464	64,899
Spirit AeroSystems Holdings Inc., Class A	5,666	258,880
Triumph Group Inc.(a)	2,860	48,391
Vectrus Inc.(a)	975	51,041
Virgin Galactic Holdings Inc.(a)	7,073	156,667

		3,410,194

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)	3,478	91,541
Atlas Air Worldwide Holdings Inc.(a)	1,647	111,848
Forward Air Corp.	1,726	152,388
Hub Group Inc., Class A(a)	1,847	121,385

		477,162

Airlines — 0.9%
Alaska Air Group Inc.(a)	6,969	481,837
Allegiant Travel Co.(a)	723	170,433
American Airlines Group Inc.(a)	34,756	754,900
Hawaiian Holdings Inc.(a)	2,896	72,719
JetBlue Airways Corp.(a)(b)	17,770	361,797
SkyWest Inc.	3,032	150,569
Spirit Airlines Inc.(a)	5,482	196,365

		2,188,620

Auto Components — 1.0%
Adient PLC(a)	5,021	232,673
American Axle & Manufacturing Holdings Inc.(a)	5,918	54,919
Cooper Tire & Rubber Co.	2,730	155,583
Cooper-Standard Holdings Inc.(a)	900	26,136
Dana Inc.	7,929	200,604
Dorman Products Inc.(a)	1,570	155,713
Fox Factory Holding Corp.(a)	2,116	324,235
Gentherm Inc.(a)	1,805	128,516
Goodyear Tire & Rubber Co. (The)(a)	12,530	215,641
LCI Industries	1,378	201,877
Modine Manufacturing Co.(a)	2,748	44,737
Motorcar Parts of America Inc.(a)	958	20,693
Patrick Industries Inc.	1,236	110,746
Standard Motor Products Inc.	1,038	44,457
Stoneridge Inc.(a)	1,326	44,089
Tenneco Inc., Class A(a)	2,390	24,067
Veoneer Inc.(a)(b)	4,944	113,218
Visteon Corp.(a)	1,533	186,735

Security	Shares	Value

Auto Components (continued)
XPEL Inc.(a)	841	$53,908

		2,338,547

Automobiles — 0.4%
Harley-Davidson Inc.	8,275	400,262
Thor Industries Inc.	3,046	431,283
Winnebago Industries Inc.	1,922	153,664
Workhorse Group Inc.(a)(b)	5,417	67,116

		1,052,325

Banks — 8.0%
1st Source Corp.	954	45,401
Ameris Bancorp	4,027	217,820
Associated Banc-Corp.	9,404	205,854
Atlantic Union Bankshares Corp.	4,362	168,679
Banc of California Inc.	2,492	44,607
BancFirst Corp.	1,022	71,039
Bancorp. Inc. (The)(a)	3,843	85,334
BancorpSouth Bank	5,370	158,898
Bank of Hawaii Corp.	2,219	201,685
Bank OZK	7,147	292,955
BankUnited Inc.	3,513	163,741
BOK Financial Corp.	1,929	169,636
Bryn Mawr Bank Corp.	1,612	74,087
Camden National Corp.	812	38,749
Cathay General Bancorp.	4,640	187,827
CIT Group Inc.	5,851	311,800
Columbia Banking System Inc.	4,143	180,345
Comerica Inc.	7,593	570,690
Community Bank System Inc.	3,105	241,041
Community Trust Bancorp. Inc.	1,369	61,003
ConnectOne Bancorp. Inc.	2,817	76,482
CrossFirst Bankshares Inc.(a)	2,863	42,201
Cullen/Frost Bankers Inc.	3,084	370,265
Customers Bancorp. Inc.(a)	1,698	58,615
CVB Financial Corp.	7,385	156,636
Dime Community Bancshares Inc.	1,911	63,292
East West Bancorp. Inc.	7,664	583,614
Eastern Bankshares Inc.	10,391	221,640
Enterprise Financial Services Corp.	2,199	108,037
FB Financial Corp.	2,221	93,193
First Bancshares Inc. (The)	1,809	70,768
First Busey Corp.	3,642	90,977
First Citizens BancShares Inc./NC, Class A	395	342,647
First Financial Bankshares Inc.	8,254	405,106
First Financial Corp./IN	1,221	54,017
First Foundation Inc.	2,148	51,122
First Hawaiian Inc.	7,981	219,158
First Horizon Corp.	31,696	579,720
First Interstate BancSystem Inc., Class A	1,859	87,317
First Merchants Corp.	3,469	160,302
Flushing Financial Corp.	2,691	62,620
FNB Corp.	19,380	249,808
Fulton Financial Corp.	10,249	174,745
German American Bancorp. Inc.	1,848	80,074
Glacier Bancorp. Inc.	5,248	309,370
Great Southern Bancorp. Inc.	1,010	56,974
Hancock Whitney Corp.	5,271	243,731
Harborone Bancorp. Inc.	3,125	44,719
Heartland Financial USA Inc.	2,609	131,154
Heritage Commerce Corp.	5,299	63,959

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Hilltop Holdings Inc.	3,680	$129,536
Home BancShares Inc./AR	8,428	234,551
Horizon Bancorp Inc./IN	3,349	61,421
Independent Bank Corp.	1,232	100,901
Independent Bank Corp./MI	2,240	52,774
Independent Bank Group Inc.	2,002	151,171
International Bancshares Corp.	3,531	167,334
Investors Bancorp. Inc.	13,026	190,701
Lakeland Bancorp. Inc.	4,120	74,696
Lakeland Financial Corp.	1,745	113,826
Live Oak Bancshares Inc.	2,045	130,798
Midland States Bancorp. Inc.	1,110	31,280
National Bank Holdings Corp., Class A	1,445	57,655
Nicolet Bankshares Inc.(a)(b)	485	38,684
OceanFirst Financial Corp.	4,257	97,315
OFG Bancorp.	1,967	46,598
Pacific Premier Bancorp. Inc.	5,451	240,007
PacWest Bancorp.	6,969	302,524
Park National Corp.	776	97,070
Peoples Bancorp. Inc./OH	1,676	56,029
People’s United Financial Inc.	24,586	445,744
Pinnacle Financial Partners Inc.	4,167	365,196
Popular Inc.	4,612	341,103
Prosperity Bancshares Inc.	5,091	373,476
QCR Holdings Inc.	811	39,106
Sandy Spring Bancorp. Inc.	2,746	124,559
ServisFirst Bancshares Inc.	2,568	162,400
Signature Bank/New York NY	3,127	786,472
Silvergate Capital Corp., Class A(a)	1,193	127,913
Simmons First National Corp., Class A	6,251	178,153
South State Corp.	3,893	328,258
Sterling Bancorp./DE	10,663	267,961
Stock Yards Bancorp. Inc.	1,153	58,987
Synovus Financial Corp.	8,617	403,793
TCF Financial Corp.	8,839	402,351
Texas Capital Bancshares Inc.(a)	2,799	192,095
Tompkins Financial Corp.	662	51,735
Towne Bank/Portsmouth VA	4,299	133,183
TriCo Bancshares	1,478	68,402
TriState Capital Holdings Inc.(a)	1,519	36,259
Triumph Bancorp. Inc.(a)	1,269	112,471
Trustmark Corp.	4,158	134,761
UMB Financial Corp.	2,620	254,219
Umpqua Holdings Corp.	13,348	248,807
United Bankshares Inc./WV	7,038	276,382
United Community Banks Inc./GA	5,015	164,091
Univest Financial Corp.	1,604	44,800
Valley National Bancorp.	23,874	328,745
Washington Trust Bancorp. Inc.	946	48,293
Webster Financial Corp.	5,324	281,693
WesBanco Inc.	4,326	156,991
Western Alliance Bancorp.	5,596	587,972
Wintrust Financial Corp.	3,136	241,786
Zions Bancorp. NA	9,392	524,074

		19,410,556

Beverages — 0.1%
Celsius Holdings Inc.(a)	1,325	75,923
Coca-Cola Consolidated Inc.	232	68,034
MGP Ingredients Inc.	664	39,906

Security	Shares	Value

Beverages (continued)
National Beverage Corp.	1,198	$58,211

		242,074

Biotechnology — 6.9%
Acceleron Pharma Inc.(a)	2,866	358,164
Adverum Biotechnologies Inc.(a)	5,031	19,621
Aeglea BioTherapeutics Inc.(a)	2,402	18,688
Agenus Inc.(a)(b)	7,992	24,695
Agios Pharmaceuticals Inc.(a)	3,159	176,272
Akebia Therapeutics Inc.(a)	8,746	27,900
Akero Therapeutics Inc.(a)	1,016	31,293
Albireo Pharma Inc.(a)	1,013	32,517
Alector Inc.(a)	2,893	56,413
Alkermes PLC(a)	8,813	193,930
Allakos Inc.(a)	1,730	188,778
Allogene Therapeutics Inc.(a)(b)	3,605	111,467
Allovir Inc.(a)	935	22,094
Altimmune Inc.(a)	1,706	24,686
ALX Oncology Holdings Inc.(a)	636	39,852
Amicus Therapeutics Inc.(a)	14,074	138,488
AnaptysBio Inc.(a)(b)	1,218	28,440
Anavex Life Sciences Corp.(a)	3,955	47,776
Anika Therapeutics Inc.(a)	916	36,805
Annexon Inc.(a)	898	17,897
Apellis Pharmaceuticals Inc.(a)	3,172	160,725
Applied Molecular Transport Inc.(a)(b)	802	46,107
Applied Therapeutics Inc.(a)	940	17,409
Aprea Therapeutics Inc.(a)(b)	852	3,996
Arcturus Therapeutics Holdings Inc.(a)(b)	1,145	41,976
Arcus Biosciences Inc.(a)	2,448	82,620
Arcutis Biotherapeutics Inc.(a)(b)	1,525	51,087
Ardelyx Inc.(a)	3,691	26,981
Arena Pharmaceuticals Inc.(a)	3,279	225,038
Arrowhead Pharmaceuticals Inc.(a)	5,660	411,822
Assembly Biosciences Inc.(a)	2,556	10,940
Atara Biotherapeutics Inc.(a)	4,622	64,985
Athenex Inc.(a)	3,627	14,544
Athersys Inc.(a)(b)	9,706	16,209
Avid Bioservices Inc.(a)	3,198	68,453
Avidity Biosciences Inc.(a)	971	22,760
Avita Medical Inc.(a)(b)	1,186	24,479
Beam Therapeutics Inc.(a)	1,429	117,178
BioCryst Pharmaceuticals Inc.(a)	9,660	112,394
Biohaven Pharmaceutical Holding Co. Ltd.(a)	2,695	202,394
Bioxcel Therapeutics Inc.(a)(b)	834	28,331
Black Diamond Therapeutics Inc.(a)	898	23,923
Bluebird Bio Inc.(a)(b)	3,686	110,580
Blueprint Medicines Corp.(a)	3,160	304,371
Bridgebio Pharma Inc.(a)	5,106	285,528
C4 Therapeutics Inc.(a)	565	18,702
Cardiff Oncology Inc.(a)	1,562	15,511
CareDx Inc.(a)(b)	2,843	224,796
Catalyst Pharmaceuticals Inc.(a)	5,863	26,853
Celldex Therapeutics Inc.(a)	2,296	69,638
CEL-SCI Corp.(a)(b)	2,199	53,062
ChemoCentryx Inc.(a)	2,726	131,748
Clovis Oncology Inc.(a)(b)	5,130	30,472
Coherus Biosciences Inc.(a)	3,400	50,320
Concert Pharmaceuticals Inc.(a)	1,788	7,420
Constellation Pharmaceuticals Inc.(a)	1,733	37,467
Cortexyme Inc.(a)(b)	725	28,398

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Crinetics Pharmaceuticals Inc.(a)	1,176	$20,357
CRISPR Therapeutics AG(a)(b)	3,537	464,302
Cue Biopharma Inc.(a)	1,573	19,080
Cytokinetics Inc.(a)	3,911	99,496
CytomX Therapeutics Inc.(a)	3,751	35,109
Deciphera Pharmaceuticals Inc.(a)	2,209	102,431
Denali Therapeutics Inc.(a)	4,420	267,145
Dicerna Pharmaceuticals Inc.(a)	3,708	115,653
Dynavax Technologies Corp.(a)	5,374	53,633
Dyne Therapeutics Inc.(a)	1,083	21,313
Eagle Pharmaceuticals Inc./DE(a)	734	29,969
Editas Medicine Inc.(a)(b)	3,699	136,900
Eiger BioPharmaceuticals Inc.(a)	1,722	14,620
Emergent BioSolutions Inc.(a)	2,435	148,486
Enanta Pharmaceuticals Inc.(a)	1,047	53,125
Epizyme Inc.(a)(b)	4,615	36,043
Esperion Therapeutics Inc.(a)	1,499	40,398
Fate Therapeutics Inc.(a)	4,354	380,496
FibroGen Inc.(a)	4,555	101,668
Flexion Therapeutics Inc.(a)(b)	2,186	16,963
Forma Therapeutics Holdings Inc.(a)(b)	1,081	29,133
Frequency Therapeutics Inc.(a)	1,712	19,876
G1 Therapeutics Inc.(a)	1,784	37,589
Generation Bio Co.(a)	1,170	42,658
Geron Corp.(a)	17,507	25,385
Global Blood Therapeutics Inc.(a)	3,397	138,530
Gossamer Bio Inc.(a)	2,520	21,773
Halozyme Therapeutics Inc.(a)	6,762	337,762
Harpoon Therapeutics Inc.(a)	1,248	28,255
Heron Therapeutics Inc.(a)(b)	4,541	79,377
Homology Medicines Inc.(a)	1,825	12,355
iBio Inc.(a)	10,774	14,760
Ideaya Biosciences Inc.(a)	939	19,296
IGM Biosciences Inc.(a)	402	28,429
Immunic Inc.(a)	865	13,286
ImmunityBio Inc.(a)	2,238	39,724
ImmunoGen Inc.(a)	11,039	88,974
Immunovant Inc.(a)	2,770	43,434
Inhibrx Inc.(a)	363	7,743
Inovio Pharmaceuticals Inc.(a)(b)	11,438	77,893
Insmed Inc.(a)	5,555	187,370
Intellia Therapeutics Inc.(a)	3,415	262,170
Intercept Pharmaceuticals Inc.(a)	1,256	24,844
Invitae Corp.(a)	9,459	330,119
Iovance Biotherapeutics Inc.(a)	7,492	235,548
Ironwood Pharmaceuticals Inc.(a)	8,121	89,656
iTeos Therapeutics Inc.(a)	645	15,164
IVERIC bio Inc.(a)	4,772	33,404
Jounce Therapeutics Inc.(a)	1,445	13,626
Kadmon Holdings Inc.(a)	8,829	35,846
Karuna Therapeutics Inc.(a)	1,022	113,452
Karyopharm Therapeutics Inc.(a)	3,251	30,364
Keros Therapeutics Inc.(a)	373	21,932
Kodiak Sciences Inc.(a)(b)	1,727	208,691
Kronos Bio Inc.(a)(b)	653	17,677
Krystal Biotech Inc.(a)	980	77,851
Kura Oncology Inc.(a)	3,670	98,833
Kymera Therapeutics Inc.(a)	498	22,684
Ligand Pharmaceuticals Inc.(a)(b)	907	132,322
MacroGenics Inc.(a)	3,174	102,711

Security	Shares	Value

Biotechnology (continued)
Madrigal Pharmaceuticals Inc.(a)	538	$73,222
MannKind Corp.(a)	13,054	59,657
MEI Pharma Inc.(a)(b)	5,410	19,747
Mersana Therapeutics Inc.(a)	3,104	49,447
Molecular Templates Inc.(a)	2,205	20,639
Morphic Holding Inc.(a)	833	46,148
Myovant Sciences Ltd.(a)	2,107	44,036
Myriad Genetics Inc.(a)	4,199	126,894
Natera Inc.(a)	4,273	470,115
Neoleukin Therapeutics Inc.(a)	1,952	24,380
Nkarta Inc.(a)	903	28,761
Novavax Inc.(a)(b)	3,687	873,561
Nurix Therapeutics Inc.(a)	754	26,254
OPKO Health Inc.(a)(b)	24,243	99,396
ORIC Pharmaceuticals Inc.(a)	788	19,014
Ovid therapeutics Inc.(a)	2,715	9,964
Oyster Point Pharma Inc.(a)(b)	703	14,517
Passage Bio Inc.(a)	1,393	26,133
PMV Pharmaceuticals Inc.(a)	683	23,038
Praxis Precision Medicines Inc.(a)(b)	559	17,139
Precigen Inc.(a)(b)	4,992	38,613
Precision BioSciences Inc.(a)	2,360	21,924
Prelude Therapeutics Inc.(a)	612	25,361
Protagonist Therapeutics Inc.(a)	2,239	64,797
Prothena Corp. PLC(a)	1,477	39,200
PTC Therapeutics Inc.(a)	3,858	158,988
Puma Biotechnology Inc.(a)	1,730	17,058
Radius Health Inc.(a)	2,465	54,969
REGENXBIO Inc.(a)	1,949	67,611
Relay Therapeutics Inc.(a)	1,124	35,642
Replimune Group Inc.(a)	1,463	53,531
REVOLUTION Medicines Inc.(a)	2,621	86,991
Rhythm Pharmaceuticals Inc.(a)	2,016	43,465
Rigel Pharmaceuticals Inc.(a)	9,409	35,001
Rocket Pharmaceuticals Inc.(a)	2,374	108,824
Sage Therapeutics Inc.(a)	2,843	223,915
Sangamo Therapeutics Inc.(a)	6,568	77,371
Scholar Rock Holding Corp.(a)	1,188	38,432
Selecta Biosciences Inc.(a)	4,906	14,718
Seres Therapeutics Inc.(a)	3,172	66,009
Shattuck Labs Inc.(a)	692	26,075
Sorrento Therapeutics Inc.(a)(b)	12,735	104,809
Spectrum Pharmaceuticals Inc.(a)	7,964	24,768
Spero Therapeutics Inc.(a)	1,281	17,627
SpringWorks Therapeutics Inc.(a)	1,506	108,221
SQZ Biotechnologies Co.(a)	412	5,059
Stoke Therapeutics Inc.(a)	1,119	36,144
Surface Oncology Inc.(a)	1,471	10,753
Sutro Biopharma Inc.(a)	1,955	40,097
Syndax Pharmaceuticals Inc.(a)	1,980	31,561
Syros Pharmaceuticals Inc.(a)	2,988	18,048
Taysha Gene Therapies Inc.(a)(b)	482	12,440
TG Therapeutics Inc.(a)	6,306	281,941
Translate Bio Inc.(a)	3,892	90,372
Travere Therapeutics Inc.(a)	3,029	74,877
Trevena Inc.(a)(b)	9,144	15,728
Turning Point Therapeutics Inc.(a)	2,308	175,939
Twist Bioscience Corp.(a)	2,283	306,356
Ultragenyx Pharmaceutical Inc.(a)	3,426	382,479
uniQure NV(a)(b)	2,113	68,187

52	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
United Therapeutics Corp.(a)	2,422	$488,178
Vanda Pharmaceuticals Inc.(a)	3,143	52,174
Vaxart Inc.(a)(b)	6,662	71,816
Vaxcyte Inc.(a)	1,022	18,979
Veracyte Inc.(a)	3,661	182,135
Vericel Corp.(a)	2,529	157,860
Viking Therapeutics Inc.(a)	3,680	23,515
Vir Biotechnology Inc.(a)	3,538	168,904
Voyager Therapeutics Inc.(a)	2,042	9,842
XBiotech Inc.(a)	874	14,928
Xencor Inc.(a)	3,225	137,256
Y-mAbs Therapeutics Inc.(a)	1,502	45,165
Zentalis Pharmaceuticals Inc.(a)	813	48,227
ZIOPHARM Oncology Inc.(a)(b)	11,936	41,299

		16,718,917

Building Products — 1.4%
AAON Inc.	2,236	146,257
Advanced Drainage Systems Inc.	2,719	303,604
American Woodmark Corp.(a)	1,033	102,742
Apogee Enterprises Inc.	1,632	57,332
Armstrong World Industries Inc.	2,618	271,356
AZEK Co. Inc. (The)(a)	6,653	321,207
Builders FirstSource Inc.(a)	11,208	545,493
Cornerstone Building Brands Inc.(a)	2,360	33,182
Gibraltar Industries Inc.(a)	1,783	163,786
Griffon Corp.	2,638	71,543
Insteel Industries Inc.	1,555	59,292
JELD-WEN Holding Inc.(a)(b)	3,997	116,592
Masonite International Corp.(a)	1,345	169,860
PGT Innovations Inc.(a)	3,252	85,625
Quanex Building Products Corp.	2,215	60,447
Resideo Technologies Inc.(a)	7,936	238,159
Simpson Manufacturing Co. Inc.	2,303	259,548
UFP Industries Inc.	3,393	285,148

		3,291,173

Capital Markets — 2.8%
Affiliated Managers Group Inc.	2,312	372,625
Ares Management Corp., Class A	5,912	310,498
Artisan Partners Asset Management Inc., Class A	3,409	173,586
Assetmark Financial Holdings Inc.(a)	951	21,417
B. Riley Financial Inc.	962	68,581
BGC Partners Inc., Class A	17,573	93,137
Blucora Inc.(a)	4,019	57,854
BrightSphere Investment Group Inc.	3,227	72,640
Cohen & Steers Inc.	1,352	91,963
Cowen Inc., Class A	1,460	57,656
Diamond Hill Investment Group Inc.	294	50,274
Donnelley Financial Solutions Inc.(a)	1,954	59,714
Evercore Inc., Class A	2,303	322,720
Federated Hermes Inc.	5,930	170,784
Focus Financial Partners Inc., Class A(a)	2,718	127,909
Freedom Holding Corp./NV(a)(b)	863	43,392
Hamilton Lane Inc., Class A	2,034	183,975
Houlihan Lokey Inc.	2,853	189,068
Interactive Brokers Group Inc., Class A	4,407	315,189
Invesco Ltd.	21,499	580,473
Janus Henderson Group PLC	9,315	320,343
Jefferies Financial Group Inc.	11,127	361,739
LPL Financial Holdings Inc.	4,310	675,377

Security	Shares	Value

Capital Markets (continued)
Moelis & Co., Class A	3,232	$175,433
Open Lending Corp., Class A(a)	5,387	210,362
Oppenheimer Holdings Inc., Class A, NVS	502	25,687
Piper Sandler Cos	966	112,046
PJT Partners Inc., Class A	1,640	120,589
StepStone Group Inc., Class A	1,481	49,317
Stifel Financial Corp.	6,091	421,436
StoneX Group Inc.(a)	901	57,232
Tradeweb Markets Inc., Class A	5,545	450,698
Victory Capital Holdings Inc., Class A	1,787	49,589
Virtu Financial Inc., Class A	4,399	130,342
Virtus Investment Partners Inc.	481	131,534
Waddell & Reed Financial Inc., Class A	4,147	103,592
WisdomTree Investments Inc.	10,097	68,508

		6,827,279

Chemicals — 2.2%
AdvanSix Inc.(a)	1,738	50,541
American Vanguard Corp.	1,889	37,364
Amyris Inc.(a)(b)	9,136	133,020
Ashland Global Holdings Inc.	2,895	249,578
Avient Corp.	4,999	253,799
Axalta Coating Systems Ltd.(a)	11,357	362,175
Balchem Corp.	1,746	222,074
Cabot Corp.	3,400	186,592
Chase Corp.	503	59,575
Chemours Co. (The)	8,968	270,834
Element Solutions Inc.	11,837	258,994
Ferro Corp.(a)	4,510	75,137
FutureFuel Corp.	3,022	38,379
GCP Applied Technologies Inc.(a)	2,925	75,143
Hawkins Inc.	1,307	43,588
HB Fuller Co.	2,841	189,836
Huntsman Corp.	11,063	317,176
Ingevity Corp.(a)	2,164	168,965
Innospec Inc.	1,368	133,257
Koppers Holdings Inc.(a)	1,273	42,314
Kraton Corp.(a)	1,829	65,405
Kronos Worldwide Inc.	1,799	30,583
Livent Corp.(a)	8,040	144,881
Minerals Technologies Inc.	2,048	160,031
NewMarket Corp.	400	138,636
Olin Corp.	7,821	336,538
PQ Group Holdings Inc.	2,406	33,684
Quaker Chemical Corp.	703	170,372
Sensient Technologies Corp.	2,334	191,948
Stepan Co.	1,189	155,355
Tredegar Corp.	1,104	16,140
Trinseo SA	2,157	133,540
Tronox Holdings PLC, Class A	6,107	129,468
Valvoline Inc.	9,945	312,273
WR Grace & Co.	3,412	234,507

		5,421,702

Commercial Services & Supplies — 1.7%
ABM Industries Inc.	3,706	190,525
ACCO Brands Corp.	6,859	58,850
ADT Inc.	8,285	76,222
Brady Corp., Class A, NVS	2,692	146,902
BrightView Holdings Inc.(a)	2,718	48,734
Brink’s Co. (The)(b)	2,692	215,145

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Casella Waste Systems Inc., Class A(a)	2,651	$177,909
Cimpress PLC(a)	1,086	103,452
Clean Harbors Inc.(a)	2,863	254,692
CoreCivic Inc.	7,796	60,575
Covanta Holding Corp.	6,534	98,271
Deluxe Corp.	2,457	108,157
Ennis Inc.	1,426	29,561
Harsco Corp.(a)	4,653	83,428
Healthcare Services Group Inc.	4,164	124,712
Herman Miller Inc.	3,416	141,764
HNI Corp.	2,348	99,414
Interface Inc.	3,849	49,421
KAR Auction Services Inc.	7,457	111,780
Kimball International Inc., Class B	2,006	29,247
Knoll Inc.	3,705	88,550
Matthews International Corp., Class A	2,200	91,036
Montrose Environmental Group Inc.(a)	817	44,290
MSA Safety Inc.	1,998	321,199
SP Plus Corp.(a)	1,441	49,470
Steelcase Inc., Class A	6,341	87,506
Stericycle Inc.(a)(b)	5,021	383,002
Tetra Tech Inc.	2,990	381,614
U.S. Ecology Inc.(a)	2,210	93,837
UniFirst Corp./MA	881	197,511
Viad Corp.	1,111	46,284

		3,993,060

Communications Equipment — 0.6%
ADTRAN Inc.	3,305	56,482
Calix Inc.(a)	3,153	133,340
Casa Systems Inc.(a)	1,992	15,627
CommScope Holding Co. Inc.(a)(b)	11,111	182,776
Comtech Telecommunications Corp.	1,654	39,663
Digi International Inc.(a)	2,101	37,545
EchoStar Corp., Class A(a)	3,353	81,981
Extreme Networks Inc.(a)	6,746	76,770
Harmonic Inc.(a)	6,327	49,477
Infinera Corp.(a)	11,393	105,043
Inseego Corp.(a)	3,587	31,853
NETGEAR Inc.(a)	1,929	71,778
NetScout Systems Inc.(a)	4,358	114,158
Plantronics Inc.(a)	2,116	84,619
Ribbon Communications Inc.(a)	6,740	45,495
ViaSat Inc.(a)	3,735	193,436
Viavi Solutions Inc.(a)	12,628	206,594

		1,526,637

Construction & Engineering — 1.2%
Aegion Corp.(a)	1,837	55,294
Ameresco Inc., Class A(a)(b)	1,158	61,131
API Group Corp.(a)(c)	8,365	177,840
Arcosa Inc.	2,688	162,059
Argan Inc.	954	47,843
Comfort Systems USA Inc.	2,067	170,238
Construction Partners Inc., Class A(a)	1,930	61,239
Dycom Industries Inc.(a)	1,701	159,571
EMCOR Group Inc.	2,997	359,041
Fluor Corp.(a)	7,038	161,733
Granite Construction Inc.	2,772	105,613
Great Lakes Dredge & Dock Corp.(a)	3,656	57,399
IES Holdings Inc.(a)	1,132	59,758

Security	Shares	Value

Construction & Engineering (continued)
MasTec Inc.(a)(b)	3,086	$322,055
MYR Group Inc.(a)	1,086	84,599
Northwest Pipe Co.(a)	665	22,125
NV5 Global Inc.(a)	581	52,366
Primoris Services Corp.	2,749	89,782
Sterling Construction Co. Inc.(a)	1,667	34,757
Tutor Perini Corp.(a)	2,457	39,558
Valmont Industries Inc.	1,131	279,187
WillScot Mobile Mini Holdings Corp.(a)	10,071	294,778

		2,857,966

Construction Materials — 0.2%
Eagle Materials Inc.	2,304	318,275
Forterra Inc.(a)	1,155	27,096
Summit Materials Inc., Class A(a)	6,405	184,400
U.S. Concrete Inc.(a)	1,040	65,946

		595,717

Consumer Finance — 1.0%
Credit Acceptance Corp.(a)	637	251,481
Curo Group Holdings Corp.	1,845	26,420
Encore Capital Group Inc.(a)	2,102	82,693
Enova International Inc.(a)	1,983	67,898
FirstCash Inc.	2,292	165,093
Green Dot Corp., Class A(a)	3,126	143,046
LendingClub Corp.(a)	5,283	81,305
LendingTree Inc.(a)	637	131,534
Navient Corp.	10,023	168,687
Nelnet Inc., Class A	1,190	88,334
OneMain Holdings Inc.	4,985	283,497
Oportun Financial Corp.(a)	1,683	36,538
PRA Group Inc.(a)	3,147	118,579
PROG Holdings Inc.	3,814	194,285
Santander Consumer USA Holdings Inc.	4,725	160,367
SLM Corp.	18,267	359,129
World Acceptance Corp.(a)	366	47,851

		2,406,737

Containers & Packaging — 0.9%
Berry Global Group Inc.(a)	7,234	460,227
Graphic Packaging Holding Co.	14,671	272,147
Greif Inc., Class A, NVS	1,779	107,647
Myers Industries Inc.	2,695	60,799
O-I Glass Inc.(a)	9,100	150,059
Pactiv Evergreen Inc.	2,452	36,094
Ranpak Holdings Corp.(a)	2,165	41,633
Sealed Air Corp.	8,495	419,653
Silgan Holdings Inc.	4,355	183,650
Sonoco Products Co.	5,480	358,721

		2,090,630

Distributors — 0.0%
Core-Mark Holding Co. Inc.	2,594	110,401

Diversified Consumer Services — 0.9%
2U Inc.(a)(b)	4,070	159,747
Adtalem Global Education Inc.(a)	3,000	102,930
American Public Education Inc.(a)	1,203	36,643
Carriage Services Inc.	1,077	40,043
frontdoor Inc.(a)	4,689	251,002
Graham Holdings Co., Class B	250	158,903
Grand Canyon Education Inc.(a)(b)	2,583	279,713
H&R Block Inc.	9,707	216,078

54	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Houghton Mifflin Harcourt Co.(a)	7,314	$66,411
Laureate Education Inc., Class A(a)	6,044	83,105
OneSpaWorld Holdings Ltd.(a)	3,559	37,921
Perdoceo Education Corp.(a)	4,772	55,642
Strategic Education Inc.	1,356	101,781
Stride Inc.(a)	2,453	70,229
Terminix Global Holdings Inc.(a)	7,204	366,612
Vivint Smart Home Inc.(a)(b)	2,456	29,423
WW International Inc.(a)	2,567	71,209

		2,127,392

Diversified Financial Services — 0.1%
Cannae Holdings Inc.(a)	4,809	190,917
Churchill Capital Corp. II, Class A(a)	4,012	40,000

		230,917

Diversified Telecommunication Services — 0.4%
Anterix Inc.(a)	658	31,136
ATN International Inc.	727	33,137
Bandwidth Inc., Class A(a)	1,169	154,542
Cogent Communications Holdings Inc.	2,321	175,259
Consolidated Communications Holdings Inc.(a)	4,015	28,908
Iridium Communications Inc.(a)(b)	6,479	246,137
Liberty Latin America Ltd., Class A(a)	2,369	32,894
Liberty Latin America Ltd., Class C, NVS(a)	8,756	122,146
Ooma Inc.(a)	1,197	19,786
ORBCOMM Inc.(a)	4,258	48,797
Vonage Holdings Corp.(a)	12,221	165,594

		1,058,336

Electric Utilities — 0.6%
ALLETE Inc.	2,951	207,632
Hawaiian Electric Industries Inc.	6,141	264,432
IDACORP Inc.	2,734	280,180
MGE Energy Inc.	1,995	149,246
Otter Tail Corp.	2,640	124,687
PNM Resources Inc.	4,581	226,118
Portland General Electric Co.	5,087	258,725

		1,511,020

Electrical Equipment — 1.4%
Acuity Brands Inc.	2,032	376,977
American Superconductor Corp.(a)	1,542	25,397
Array Technologies Inc.(a)	5,951	167,580
Atkore Inc.(a)	2,570	201,180
AZZ Inc.	1,832	96,436
Bloom Energy Corp., Class A(a)	6,499	168,779
Encore Wire Corp.	1,467	109,556
EnerSys	2,357	215,854
FuelCell Energy Inc.(a)	17,426	169,206
GrafTech International Ltd.	7,031	89,434
nVent Electric PLC	9,900	301,455
Plug Power Inc.(a)(b)	27,323	778,979
Powell Industries Inc.	1,182	41,654
Regal Beloit Corp.	2,229	321,934
Thermon Group Holdings Inc.(a)	1,879	35,889
TPI Composites Inc.(a)	1,815	96,467
Vicor Corp.(a)	1,175	108,370

		3,305,147

Electronic Equipment, Instruments & Components — 2.5%
Akoustis Technologies Inc.(a)	2,247	25,234
Arlo Technologies Inc.(a)	4,797	29,406
Arrow Electronics Inc.(a)	4,197	478,752

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Avnet Inc.	6,017	$264,267
Badger Meter Inc.	1,660	155,027
Belden Inc.	2,486	107,594
Benchmark Electronics Inc.	2,456	73,729
Coherent Inc.(a)	1,335	347,087
CTS Corp.	2,026	65,886
ePlus Inc.(a)	975	97,851
Fabrinet(a)	2,049	175,435
FARO Technologies Inc.(a)	1,067	80,927
FLIR Systems Inc.	7,193	431,364
II-VI Inc.(a)	5,709	383,302
Insight Enterprises Inc.(a)	1,950	195,722
Itron Inc.(a)	2,418	217,475
Jabil Inc.	7,671	402,114
Knowles Corp.(a)	4,938	103,204
Littelfuse Inc.	1,339	355,156
Methode Electronics Inc.	2,435	109,405
Napco Security Technologies Inc.(a)	739	24,616
National Instruments Corp.	7,202	298,235
nLight Inc.(a)	2,064	60,558
Novanta Inc.(a)	1,937	255,122
OSI Systems Inc.(a)	967	93,383
PAR Technology Corp.(a)(b)	1,109	91,093
PC Connection Inc.	599	27,165
Plexus Corp.(a)	1,610	148,828
Rogers Corp.(a)	1,026	200,932
Sanmina Corp.(a)	3,873	158,173
ScanSource Inc.(a)	1,388	41,959
TTM Technologies Inc.(a)	6,389	95,835
Velodyne Lidar Inc.(a)(b)	2,226	30,652
Vishay Intertechnology Inc.	7,741	190,196
Vishay Precision Group Inc.(a)	1,318	42,018
Vontier Corp.(a)	9,242	289,644

		6,147,346

Energy Equipment & Services — 0.6%
Archrock Inc.	7,218	67,416
Cactus Inc., Class A	2,911	86,777
ChampionX Corp.(a)	10,166	213,588
Core Laboratories NV	2,267	63,884
DMC Global Inc.	840	45,360
Dril-Quip Inc.(a)	2,016	61,790
Frank’s International NV(a)	7,166	23,289
Helix Energy Solutions Group Inc.(a)	8,465	36,315
Helmerich & Payne Inc.	6,315	161,853
Liberty Oilfield Services Inc., Class A	4,531	53,013
NexTier Oilfield Solutions Inc.(a)	9,182	32,963
NOV Inc.	21,560	322,322
Oceaneering International Inc.(a)	5,421	58,276
Patterson-UTI Energy Inc.	11,080	74,901
ProPetro Holding Corp.(a)	4,768	45,916
RPC Inc.(a)	3,488	16,952
Select Energy Services Inc., Class A(a)	4,137	19,982
Transocean Ltd.(a)	32,470	104,553

		1,489,150

Entertainment — 0.4%
Cinemark Holdings Inc.	5,896	124,995
IMAX Corp.(a)	2,756	56,829
Liberty Media Corp.-Liberty Braves, Class A(a)	475	13,295
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	1,835	50,811

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Lions Gate Entertainment Corp., Class A(a)(b)	4,584	$66,331
Lions Gate Entertainment Corp., Class B, NVS(a)	6,664	83,967
Madison Square Garden Entertainment Corp.(a)	1,092	98,946
Madison Square Garden Sports Corp.(a)	954	176,337
Warner Music Group Corp., Class A	4,633	175,869
World Wrestling Entertainment Inc., Class A	2,503	137,940

		985,320

Equity Real Estate Investment Trusts (REITs) — 7.6%
Acadia Realty Trust	4,988	104,199
Agree Realty Corp.	3,459	243,375
Alexander & Baldwin Inc.	4,680	85,784
Alexander’s Inc.	88	24,397
American Assets Trust Inc.	2,993	104,905
American Campus Communities Inc.	7,560	341,788
American Finance Trust Inc.	8,167	81,752
Apartment Investment & Management Co., Class A	9,281	64,410
Apple Hospitality REIT Inc.	12,055	191,192
Armada Hoffler Properties Inc.	3,236	44,107
Brandywine Realty Trust	10,782	145,881
Brixmor Property Group Inc.	15,995	357,328
Broadstone Net Lease Inc.	2,320	46,818
Brookfield Property REIT Inc., Class A	1,248	22,445
CareTrust REIT Inc.	5,548	134,151
CatchMark Timber Trust Inc., Class A	2,567	29,854
Centerspace	754	53,074
Chatham Lodging Trust(a)	3,057	42,401
City Office REIT Inc.	3,135	34,266
Colony Capital Inc.	27,087	189,609
Columbia Property Trust Inc.	6,277	113,049
Community Healthcare Trust Inc.	1,421	72,357
CorePoint Lodging Inc.	3,156	31,528
CoreSite Realty Corp.	2,142	260,232
Corporate Office Properties Trust	6,484	181,811
Cousins Properties Inc.	8,175	299,777
CubeSmart	10,948	463,538
DiamondRock Hospitality Co.(a)	12,155	126,655
Diversified Healthcare Trust	13,002	57,404
Douglas Emmett Inc.	8,839	296,460
Easterly Government Properties Inc.	4,684	100,378
EastGroup Properties Inc.	2,175	345,086
Empire State Realty Trust Inc., Class A	7,818	89,047
EPR Properties	4,115	196,327
Equity Commonwealth	6,778	195,206
Essential Properties Realty Trust Inc.	6,152	161,121
Federal Realty Investment Trust	3,744	422,473
First Industrial Realty Trust Inc.	7,081	352,421
Four Corners Property Trust Inc.	4,348	125,527
Franklin Street Properties Corp.	6,652	35,123
GEO Group Inc. (The)	4,408	24,288
Getty Realty Corp.	2,007	63,381
Gladstone Commercial Corp.	2,010	42,290
Gladstone Land Corp.	999	20,969
Global Medical REIT Inc.	2,809	40,337
Global Net Lease Inc.	5,811	111,571
Healthcare Realty Trust Inc.	7,702	247,696
Healthcare Trust of America Inc., Class A	11,993	352,234
Highwoods Properties Inc.	5,788	259,245
Hudson Pacific Properties Inc.	8,372	235,337
Independence Realty Trust Inc.	5,934	99,929
Industrial Logistics Properties Trust	3,563	88,362

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Innovative Industrial Properties Inc.	1,255	$229,828
JBG SMITH Properties	6,079	198,236
Kilroy Realty Corp.	5,805	397,875
Kimco Realty Corp.	23,563	494,823
Kite Realty Group Trust	5,030	104,674
Lamar Advertising Co., Class A	4,648	460,338
Lexington Realty Trust	15,130	185,191
Life Storage Inc.	4,036	387,698
LTC Properties Inc.	2,668	113,470
Macerich Co. (The)	6,336	87,373
Mack-Cali Realty Corp.	5,287	86,495
Monmouth Real Estate Investment Corp.	5,360	99,053
National Health Investors Inc.	2,581	189,471
National Retail Properties Inc.	9,554	443,497
National Storage Affiliates Trust	3,490	158,586
NETSTREIT Corp.	1,288	26,829
New Senior Investment Group Inc.	4,689	31,041
NexPoint Residential Trust Inc.	1,162	58,286
Office Properties Income Trust	3,173	88,051
One Liberty Properties Inc.	1,351	33,599
Outfront Media Inc.	7,940	193,498
Paramount Group Inc.	10,180	108,010
Park Hotels & Resorts Inc.	13,046	291,056
Pebblebrook Hotel Trust	7,406	176,855
Physicians Realty Trust	11,627	217,774
Piedmont Office Realty Trust Inc., Class A	7,629	142,052
Plymouth Industrial REIT Inc.	1,720	32,061
PotlatchDeltic Corp.	3,697	219,454
Preferred Apartment Communities Inc., Class A	3,615	36,873
PS Business Parks Inc.	1,108	179,906
QTS Realty Trust Inc., Class A	3,391	225,468
Rayonier Inc.	7,428	269,488
Retail Opportunity Investments Corp.	6,906	121,546
Retail Properties of America Inc., Class A	11,713	137,394
Rexford Industrial Realty Inc.	7,205	400,238
RLJ Lodging Trust	9,257	149,408
RPT Realty	4,435	56,369
Ryman Hospitality Properties Inc.	2,916	229,343
Sabra Health Care REIT Inc.	12,163	221,002
Safehold Inc.(b)	564	39,880
Saul Centers Inc.	705	30,442
Seritage Growth Properties, Class A(a)	2,004	34,469
Service Properties Trust	9,229	113,655
SITE Centers Corp.	9,576	141,246
SL Green Realty Corp.	3,883	287,381
Spirit Realty Capital Inc.	6,295	299,264
STAG Industrial Inc.	8,719	318,331
STORE Capital Corp.	12,969	464,161
Summit Hotel Properties Inc.(a)	5,768	58,661
Sunstone Hotel Investors Inc.	12,245	161,144
Tanger Factory Outlet Centers Inc.	5,194	90,635
Terreno Realty Corp.	3,706	239,111
UMH Properties Inc.	1,998	43,017
Uniti Group Inc.	11,947	136,196
Universal Health Realty Income Trust	719	48,137
Urban Edge Properties	6,177	116,436
Urstadt Biddle Properties Inc., Class A	2,355	42,790
Washington REIT	5,156	119,722
Weingarten Realty Investors	6,794	219,718

56	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Xenia Hotels & Resorts Inc.	6,580	$127,849

		18,267,349

Food & Staples Retailing — 0.9%
Andersons Inc. (The)	1,825	52,414
BJ’s Wholesale Club Holdings Inc.(a)	7,460	333,238
Chefs’ Warehouse Inc. (The)(a)	1,806	58,207
Grocery Outlet Holding Corp.(a)(b)	4,699	189,793
HF Foods Group Inc.(a)	2,430	15,139
Ingles Markets Inc., Class A	951	58,287
Performance Food Group Co.(a)	7,195	422,346
PriceSmart Inc.	1,299	109,168
Rite Aid Corp.(a)(b)	3,090	54,137
SpartanNash Co.	2,339	45,306
Sprouts Farmers Market Inc.(a)	6,838	175,121
U.S. Foods Holding Corp.(a)	11,911	493,830
United Natural Foods Inc.(a)	3,186	117,436
Weis Markets Inc.	1,163	60,302

		2,184,724

Food Products — 1.3%
B&G Foods Inc.	3,523	102,801
Calavo Growers Inc.	935	73,052
Cal-Maine Foods Inc.	2,199	82,155
Flowers Foods Inc.	10,794	258,624
Fresh Del Monte Produce Inc.	1,827	51,521
Freshpet Inc.(a)(b)	2,345	433,403
Hain Celestial Group Inc. (The)(a)	4,357	178,681
Hostess Brands Inc.(a)	7,011	107,198
Ingredion Inc.	3,589	335,248
J&J Snack Foods Corp.	827	136,132
John B Sanfilippo & Son Inc.	588	51,685
Laird Superfood Inc.(a)(b)	115	4,199
Lancaster Colony Corp.	1,067	197,086
Landec Corp.(a)	1,704	19,289
Mission Produce Inc.(a)	378	7,636
Pilgrim’s Pride Corp.(a)	2,458	58,894
Post Holdings Inc.(a)	3,268	371,833
Sanderson Farms Inc.	1,118	183,944
Seaboard Corp.	16	57,248
Seneca Foods Corp., Class A(a)	462	21,280
Simply Good Foods Co. (The)(a)	4,568	157,824
Tootsie Roll Industries Inc.	977	30,844
TreeHouse Foods Inc.(a)	3,100	147,560
Vital Farms Inc.(a)	858	20,867
Whole Earth Brands Inc.(a)	1,694	22,869

		3,111,873

Gas Utilities — 0.6%
Chesapeake Utilities Corp.	975	115,557
National Fuel Gas Co.	4,981	247,356
New Jersey Resources Corp.	5,149	216,000
Northwest Natural Holding Co.	1,877	101,208
ONE Gas Inc.	2,946	237,065
South Jersey Industries Inc.	5,588	138,303
Southwest Gas Holdings Inc.	3,257	227,078
Spire Inc.	2,920	219,993

		1,502,560

Health Care Equipment & Supplies — 2.8%
Accelerate Diagnostics Inc.(a)	1,389	10,154
Accuray Inc.(a)(b)	5,329	25,046
Acutus Medical Inc.(a)	536	7,316

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Alphatec Holdings Inc.(a)	3,378	$54,014
AngioDynamics Inc.(a)	2,352	57,154
Aspira Women’s Health Inc.(a)	3,601	20,598
AtriCure Inc.(a)	2,531	195,064
Atrion Corp.	85	54,281
Avanos Medical Inc.(a)	2,777	119,994
Axogen Inc.(a)	2,073	38,807
Axonics Inc.(a)	1,717	108,051
BioLife Solutions Inc.(a)	1,470	51,303
Cantel Medical Corp.(a)	2,058	180,919
Cardiovascular Systems Inc.(a)	2,277	91,809
Cerus Corp.(a)	9,317	56,834
Co-Diagnostics Inc.(a)	1,509	13,370
CONMED Corp.	1,583	223,124
CryoLife Inc.(a)(b)	2,172	63,379
CryoPort Inc.(a)	2,669	150,985
Cutera Inc.(a)(b)	1,043	31,321
CytoSorbents Corp.(a)	2,336	21,608
Eargo Inc.(a)(b)	573	32,799
Envista Holdings Corp.(a)	8,792	380,518
Glaukos Corp.(a)	2,493	234,741
Globus Medical Inc., Class A(a)	4,191	300,788
Haemonetics Corp.(a)	2,732	183,754
Heska Corp.(a)	559	102,101
ICU Medical Inc.(a)	1,074	223,682
Inari Medical Inc.(a)	445	50,859
Inogen Inc.(a)	1,073	70,163
Integer Holdings Corp.(a)(b)	1,823	171,143
Integra LifeSciences Holdings Corp.(a)	3,884	287,727
Intersect ENT Inc.(a)	1,786	38,953
Invacare Corp	2,586	23,352
iRhythm Technologies Inc.(a)	1,593	124,031
Lantheus Holdings Inc.(a)	3,786	89,728
LeMaitre Vascular Inc.	982	51,526
LivaNova PLC(a)	2,675	227,027
Meridian Bioscience Inc.(a)	2,431	47,599
Merit Medical Systems Inc.(a)	2,748	174,773
Mesa Laboratories Inc	263	65,395
Natus Medical Inc.(a)	1,850	47,268
Neogen Corp.(a)	2,862	274,781
Nevro Corp.(a)	1,838	317,625
NuVasive Inc.(a)	2,830	202,203
OraSure Technologies Inc.(a)	4,121	37,707
Orthofix Medical Inc.(a)	1,350	59,872
OrthoPediatrics Corp.(a)	800	46,800
Outset Medical Inc.(a)	1,061	63,575
Pulmonx Corp.(a)	605	28,441
Quotient Ltd.(a)	4,371	17,134
SeaSpine Holdings Corp.(a)	1,395	29,030
Shockwave Medical Inc.(a)	1,747	285,565
SI-BONE Inc.(a)	1,637	58,113
Silk Road Medical Inc.(a)	1,895	115,860
SmileDirectClub Inc.(a)	4,490	47,751
STAAR Surgical Co.(a)	2,535	347,320
Surmodics Inc.(a)	855	45,734
Tactile Systems Technology Inc.(a)	1,106	63,374
TransMedics Group Inc.(a)	1,370	39,333
Vapotherm Inc.(a)	1,227	26,994
Varex Imaging Corp.(a)	2,264	53,747
ViewRay Inc.(a)	6,767	32,549

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Zynex Inc.(a)	1,122	$16,572

		6,713,138

Health Care Providers & Services — 1.8%
1Life Healthcare Inc.(a)	4,157	180,871
Acadia Healthcare Co. Inc.(a)	4,912	299,239
Accolade Inc.(a)	846	42,427
AdaptHealth Corp.(a)	4,108	119,378
Addus HomeCare Corp.(a)	880	93,104
AMN Healthcare Services Inc.(a)	2,610	206,973
Apollo Medical Holdings Inc.(a)	942	27,968
Biodesix Inc.(a)	258	4,221
Brookdale Senior Living Inc.(a)	10,585	69,226
Castle Biosciences Inc.(a)	1,027	70,894
Community Health Systems Inc.(a)	6,918	77,136
CorVel Corp.(a)	579	67,749
Covetrus Inc.(a)	5,342	153,048
Cross Country Healthcare Inc.(a)	2,614	34,818
Ensign Group Inc. (The)	2,894	248,450
Fulgent Genetics Inc.(a)(b)	974	75,017
Hanger Inc.(a)	2,210	55,095
HealthEquity Inc.(a)	4,482	340,498
Joint Corp. (The)(a)	789	43,774
MEDNAX Inc.(a)	4,793	126,152
ModivCare Inc.(a)	707	99,037
National HealthCare Corp.	954	67,076
National Research Corp.	824	42,271
Ontrak Inc.(a)	472	15,406
Option Care Health Inc.(a)	4,801	91,603
Owens & Minor Inc.	4,129	149,016
Patterson Companies Inc.	5,000	160,700
Pennant Group Inc. (The)(a)	1,451	58,649
PetIQ Inc., Class A(a)(b)	1,159	49,373
Premier Inc., Class A	3,997	141,294
Progyny Inc.(a)	1,881	107,048
R1 RCM Inc.(a)	6,209	169,382
RadNet Inc.(a)	2,498	55,805
Select Medical Holdings Corp.(a)	5,987	225,830
Surgery Partners Inc.(a)	1,595	76,879
Tenet Healthcare Corp.(a)	5,837	345,901
Tivity Health Inc.(a)	2,102	50,826
Triple-S Management Corp., Class B(a)	1,864	44,195
U.S. Physical Therapy Inc.	754	84,787

		4,371,116

Health Care Technology — 0.9%
Allscripts Healthcare Solutions Inc.(a)	7,642	118,910
American Well Corp., Class A(a)	3,014	46,385
Change Healthcare Inc.(a)	12,242	280,954
Computer Programs & Systems Inc.	1,123	33,712
Evolent Health Inc., Class A(a)	4,450	96,387
GoodRx Holdings Inc., Class A(a)(b)	2,108	84,341
Health Catalyst Inc.(a)	1,815	105,089
HealthStream Inc.(a)	1,662	40,154
Inovalon Holdings Inc., Class A(a)(b)	4,133	124,858
Inspire Medical Systems Inc.(a)	1,482	350,967
NextGen Healthcare Inc.(a)	3,326	60,899
Omnicell Inc.(a)	2,336	338,767
OptimizeRx Corp.(a)	779	39,308
Phreesia Inc.(a)	1,893	97,963
Schrodinger Inc.(a)	1,954	148,973

Security	Shares	Value

Health Care Technology (continued)
Simulations Plus Inc.	849	$53,606
Tabula Rasa HealthCare Inc.(a)	1,219	57,976
Vocera Communications Inc.(a)	1,825	66,010

		2,145,259

Hotels, Restaurants & Leisure — 3.0%
Accel Entertainment Inc.(a)	2,965	38,426
Bally’s Corp.	1,604	92,968
BJ’s Restaurants Inc.(a)	1,355	82,642
Bloomin’ Brands Inc.(a)	4,527	143,053
Boyd Gaming Corp.(a)	4,234	280,079
Brinker International Inc.	2,568	172,390
Carrols Restaurant Group Inc.(a)	2,780	16,374
Cheesecake Factory Inc. (The)	2,442	152,845
Choice Hotels International Inc.	1,595	181,511
Churchill Downs Inc.	1,786	377,739
Chuy’s Holdings Inc.(a)	1,237	60,440
Cracker Barrel Old Country Store Inc.	1,316	220,391
Dave & Buster’s Entertainment Inc.(a)	2,641	120,588
Del Taco Restaurants Inc.	3,478	39,649
Denny’s Corp.(a)(b)	3,431	64,983
Dine Brands Global Inc.	908	87,758
El Pollo Loco Holdings Inc.(a)	1,500	25,410
Everi Holdings Inc.(a)	4,606	81,434
Extended Stay America Inc.	9,466	188,279
Golden Entertainment Inc.(a)	921	31,747
Hilton Grand Vacations Inc.(a)	4,749	211,615
Hyatt Hotels Corp., Class A(a)	2,001	164,742
Jack in the Box Inc.	1,236	149,123
Lindblad Expeditions Holdings Inc.(a)	1,877	30,764
Marriott Vacations Worldwide Corp.(a)	2,252	400,023
Monarch Casino & Resort Inc.(a)	659	49,695
Noodles & Co., Class A(a)	2,073	25,052
Norwegian Cruise Line Holdings Ltd.(a)	20,057	622,770
Papa John’s International Inc.	1,761	170,324
Planet Fitness Inc., Class A(a)	4,535	380,895
Red Rock Resorts Inc., Class A	3,594	131,648
Ruth’s Hospitality Group Inc.	1,884	49,191
Scientific Games Corp./DE, Class A(a)	3,032	177,433
SeaWorld Entertainment Inc.(a)	2,909	159,297
Shake Shack Inc., Class A(a)	2,011	218,696
Six Flags Entertainment Corp.	4,202	197,410
Texas Roadhouse Inc.	3,642	389,767
Travel + Leisure Co.	4,905	316,520
Wendy’s Co. (The)	9,819	221,615
Wingstop Inc.	1,589	251,714
Wyndham Hotels & Resorts Inc.	5,104	373,153

		7,150,153

Household Durables — 1.9%
Beazer Homes USA Inc.(a)	1,351	30,141
Casper Sleep Inc.(a)	1,375	11,756
Cavco Industries Inc.(a)	373	78,117
Century Communities Inc.(a)	1,461	108,026
Ethan Allen Interiors Inc.	1,736	49,841
GoPro Inc., Class A(a)	6,973	78,307
Green Brick Partners Inc.(a)	2,470	63,751
Helen of Troy Ltd.(a)	1,326	280,065
Hooker Furniture Corp.	967	36,272
Installed Building Products Inc.	1,185	159,560
iRobot Corp.(a)	1,511	164,397

58	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
KB Home	4,357	$210,138
La-Z-Boy Inc.	3,070	136,492
Leggett & Platt Inc.	7,279	361,548
LGI Homes Inc.(a)	1,086	180,037
Lovesac Co. (The)(a)	637	46,673
M/I Homes Inc.(a)	1,597	111,343
MDC Holdings Inc.	2,620	153,689
Meritage Homes Corp.(a)	2,055	218,632
Purple Innovation Inc., Class A(a)	2,866	97,673
Skyline Champion Corp.(a)	2,315	102,855
Sonos Inc.(a)	5,209	208,516
Taylor Morrison Home Corp.(a)	6,331	197,591
Tempur Sealy International Inc.	10,342	394,444
Toll Brothers Inc.	5,706	357,766
TopBuild Corp.(a)	1,776	394,947
TRI Pointe Homes Inc.(a)	6,534	155,640
Tupperware Brands Corp.(a)	2,722	66,335
Universal Electronics Inc.(a)	897	50,994

		4,505,546

Household Products — 0.3%
Central Garden & Pet Co.(a)	495	26,799
Central Garden & Pet Co., Class A, NVS(a)	2,218	109,281
Energizer Holdings Inc.	3,188	157,169
Spectrum Brands Holdings Inc.	2,109	185,887
WD-40 Co.	751	186,804

		665,940

Independent Power and Renewable Electricity Producers — 0.2%
Clearway Energy Inc., Class A	1,725	45,851
Clearway Energy Inc., Class C	4,212	120,842
Ormat Technologies Inc.	2,404	174,050
Sunnova Energy International Inc.(a)	3,338	117,898

		458,641

Industrial Conglomerates — 0.0%
Raven Industries Inc.	1,993	80,956

Insurance — 2.6%
Ambac Financial Group Inc.(a)	3,833	65,736
American Equity Investment Life Holding Co.	4,967	153,878
American National Group Inc.	500	56,675
AMERISAFE Inc.	1,055	65,494
Argo Group International Holdings Ltd.	2,349	122,571
Athene Holding Ltd., Class A(a)	6,793	405,338
Axis Capital Holdings Ltd.	4,397	245,353
Brighthouse Financial Inc.(a)	4,774	223,375
BRP Group Inc., Class A(a)	3,014	87,466
CNO Financial Group Inc.	8,286	211,542
eHealth Inc.(a)	1,645	116,367
Enstar Group Ltd.(a)	811	203,707
FBL Financial Group Inc., Class A	534	30,272
First American Financial Corp.	5,993	386,549
Genworth Financial Inc., Class A(a)	33,818	146,094
GoHealth Inc., Class A(a)(b)	3,475	41,457
Goosehead Insurance Inc., Class A	999	109,830
Hanover Insurance Group Inc. (The)	1,989	275,099
HCI Group Inc.	340	24,963
Heritage Insurance Holdings Inc.	1,349	12,289
James River Group Holdings Ltd.	1,779	83,809
Kemper Corp.	3,365	262,672
Kinsale Capital Group Inc.	1,306	227,257

Security	Shares	Value

Insurance (continued)
Lemonade Inc.(a)(b)	1,063	$96,095
MBIA Inc.(a)	3,541	35,481
Mercury General Corp.	1,452	90,416
National Western Life Group Inc., Class A	124	28,433
Old Republic International Corp.	16,526	406,870
Palomar Holdings Inc.(a)	1,354	95,267
Primerica Inc.	2,157	344,624
RLI Corp.	2,374	264,606
Root Inc./OH, Class A(a)	1,457	15,692
Safety Insurance Group Inc.	597	48,972
Selective Insurance Group Inc.	3,295	250,881
Selectquote Inc.(a)	3,067	95,476
SiriusPoint Ltd.(a)	4,649	49,186
Trean Insurance Group Inc.(a)	1,636	28,614
Trupanion Inc.(a)	2,060	167,066
United Fire Group Inc.	1,178	35,646
Universal Insurance Holdings Inc.	1,643	22,920
Unum Group	11,982	338,611
Watford Holdings Ltd.(a)	1,577	54,974
White Mountains Insurance Group Ltd.	169	196,958

		6,224,581

Interactive Media & Services — 0.5%
ANGI Inc.(a)	4,361	69,820
Cargurus Inc.(a)	4,907	121,105
Cars.com Inc.(a)	3,958	52,285
Eventbrite Inc., Class A(a)	3,893	91,758
EverQuote Inc., Class A(a)	614	20,796
MediaAlpha Inc., Class A(a)	903	39,958
QuinStreet Inc.(a)	2,897	58,722
TripAdvisor Inc.(a)	5,281	248,893
TrueCar Inc.(a)	5,771	26,547
Yelp Inc.(a)	3,983	156,532
ZoomInfo Technologies Inc., Class A(a)	5,020	260,337

		1,146,753

Internet & Direct Marketing Retail — 0.7%
1-800-Flowers.com Inc., Class A(a)	1,492	47,707
CarParts.com Inc.(a)(b)	2,034	35,148
Chewy Inc., Class A(a)(b)	3,925	312,901
Duluth Holdings Inc., Class B(a)	917	14,186
Groupon Inc.(a)	1,295	65,566
Lands’ End Inc.(a)	965	22,234
Liquidity Services Inc.(a)	1,626	29,154
Overstock.com Inc.(a)	2,364	192,666
PetMed Express Inc.	1,177	34,633
Quotient Technology Inc.(a)	4,423	72,272
Qurate Retail Inc., Series A	20,748	246,901
RealReal Inc. (The)(a)	3,307	81,914
Revolve Group Inc.(a)	1,841	89,270
Shutterstock Inc.	1,219	106,272
Stamps.com Inc.(a)	1,002	205,781
Stitch Fix Inc., Class A(a)(b)	3,217	139,360
Waitr Holdings Inc.(a)	5,499	13,528

		1,709,493

IT Services — 2.0%
Alliance Data Systems Corp.	2,720	320,552
BigCommerce Holdings Inc., Series 1(a)	635	38,062
Brightcove Inc.(a)	2,260	32,815
Cardtronics PLC, Class A(a)	2,038	79,156
Cass Information Systems Inc.	891	40,888

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Conduent Inc.(a)	10,147	$69,000
CSG Systems International Inc.	1,978	90,968
DXC Technology Co.	14,173	466,433
Euronet Worldwide Inc.(a)	2,838	407,054
EVERTEC Inc.	3,333	132,987
Evo Payments Inc., Class A(a)	2,491	71,018
ExlService Holdings Inc.(a)	1,853	171,180
Fastly Inc., Class A(a)(b)	4,672	298,401
GreenSky Inc., Class A(a)	2,421	14,744
Hackett Group Inc. (The)	2,282	37,950
I3 Verticals Inc., Class A(a)	1,220	40,528
International Money Express Inc.(a)	1,532	24,175
Limelight Networks Inc.(a)	7,240	22,661
LiveRamp Holdings Inc.(a)	3,675	180,002
MAXIMUS Inc.	3,377	309,468
MoneyGram International Inc.(a)	3,208	22,135
Paya Holdings Inc., Class A(a)	2,500	27,900
Perficient Inc.(a)	1,872	122,822
Perspecta Inc.	7,434	217,593
Rackspace Technology Inc.(a)	1,815	45,139
Repay Holdings Corp.(a)	4,165	95,170
Sabre Corp.	17,094	256,068
Shift4 Payments Inc., Class A(a)	1,901	187,990
Switch Inc., Class A	4,519	83,918
Sykes Enterprises Inc.(a)	2,564	112,380
TTEC Holdings Inc.	998	101,527
Tucows Inc., Class A(a)	515	40,484
Unisys Corp.(a)	3,433	82,392
Verra Mobility Corp.(a)	7,377	99,147
WEX Inc.(a)(b)	2,385	489,426

		4,832,133

Leisure Products — 1.0%
Acushnet Holdings Corp.	1,966	83,181
Brunswick Corp./DE	4,201	450,053
Callaway Golf Co.	5,250	151,988
Johnson Outdoors Inc., Class A	450	63,815
Malibu Boats Inc., Class A(a)	1,180	98,365
MasterCraft Boat Holdings Inc.(a)	1,109	31,451
Mattel Inc.(a)	19,088	409,629
Nautilus Inc.(a)	1,847	30,956
Polaris Inc.	3,135	438,994
Smith & Wesson Brands Inc.	3,171	55,175
Sturm Ruger & Co. Inc.	1,049	68,122
Vista Outdoor Inc.(a)	3,287	107,189
YETI Holdings Inc.(a)	4,082	348,684

		2,337,602

Life Sciences Tools & Services — 0.8%
Adaptive Biotechnologies Corp.(a)(b)	4,523	188,157
Berkeley Lights Inc.(a)	455	22,345
ChromaDex Corp.(a)	2,857	25,370
Codexis Inc.(a)	3,163	73,318
Fluidigm Corp.(a)	4,564	22,866
Luminex Corp.	2,450	89,890
Medpace Holdings Inc.(a)	1,491	252,993
NanoString Technologies Inc.(a)	2,446	194,873
NeoGenomics Inc.(a)	6,330	310,107
Pacific Biosciences of California Inc.(a)	10,488	313,067
Personalis Inc.(a)	1,549	38,167
Quanterix Corp.(a)	1,508	92,199

Security	Shares	Value

Life Sciences Tools & Services (continued)
Syneos Health Inc.(a)	4,447	$377,328

		2,000,680

Machinery — 4.4%
AGCO Corp.	3,361	490,437
Alamo Group Inc.	546	85,859
Albany International Corp., Class A	1,704	152,065
Allison Transmission Holdings Inc.	6,137	254,501
Altra Industrial Motion Corp.	3,337	196,916
Astec Industries Inc.	1,326	99,463
Barnes Group Inc.	2,588	129,193
Blue Bird Corp.(a)	854	23,007
Chart Industries Inc.(a)(b)	1,935	310,819
CIRCOR International Inc.(a)	1,113	38,254
Colfax Corp.(a)	6,284	283,974
Columbus McKinnon Corp./NY	1,404	69,512
Crane Co.	2,709	254,809
Donaldson Co. Inc.	7,280	457,766
Douglas Dynamics Inc.	1,239	55,420
Energy Recovery Inc.(a)(b)	2,333	49,460
Enerpac Tool Group Corp.	3,233	85,998
EnPro Industries Inc.	1,203	103,037
ESCO Technologies Inc.	1,553	168,904
Evoqua Water Technologies Corp.(a)	6,423	183,569
Federal Signal Corp.	3,315	137,340
Flowserve Corp.	7,142	283,109
Franklin Electric Co. Inc.	2,041	165,872
Gates Industrial Corp. PLC(a)	3,925	67,706
Gorman-Rupp Co. (The)	1,465	50,572
Greenbrier Companies Inc. (The)	1,940	91,646
Helios Technologies Inc.	1,642	118,684
Hillenbrand Inc.	4,042	198,422
Hyliion Holdings Corp.(a)(b)	5,381	56,124
Hyster-Yale Materials Handling Inc.	583	47,136
ITT Inc.	4,662	439,673
John Bean Technologies Corp.	1,697	246,710
Kadant Inc.	627	111,625
Kennametal Inc.	4,633	186,061
Lincoln Electric Holdings Inc.	3,445	441,132
Lindsay Corp.	581	96,318
Luxfer Holdings PLC	1,696	37,499
Lydall Inc.(a)	1,013	37,329
Manitowoc Co. Inc. (The)(a)	2,147	49,123
Meritor Inc.(a)	3,976	107,471
Middleby Corp. (The)(a)	3,005	544,867
Miller Industries Inc./TN	544	23,403
Mueller Industries Inc.	3,483	156,282
Mueller Water Products Inc., Class A	8,619	123,769
Navistar International Corp.(a)	2,598	114,962
Oshkosh Corp.	3,731	464,248
Proto Labs Inc.(a)	1,495	167,530
RBC Bearings Inc.(a)	1,346	268,433
REV Group Inc.	1,618	29,512
Rexnord Corp.	6,557	327,391
Shyft Group Inc. (The)	1,618	57,310
SPX Corp.(a)	2,497	151,468
SPX FLOW Inc.	2,365	157,485
Standex International Corp.	752	71,305
Tennant Co.	996	78,594
Terex Corp.	3,828	179,878
Timken Co. (The)	3,662	307,132

60	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
TriMas Corp.(a)	2,332	$74,251
Trinity Industries Inc.	4,421	122,196
Wabash National Corp.	3,258	57,373
Watts Water Technologies Inc., Class A	1,507	187,697
Welbilt Inc.(a)	6,794	151,778
Woodward Inc.	3,213	401,657

		10,681,036

Marine — 0.2%
Genco Shipping & Trading Ltd.	2,559	39,255
Kirby Corp.(a)(b)	3,318	211,356
Matson Inc.	2,342	153,003

		403,614

Media — 1.0%
AMC Networks Inc., Class A(a)	1,661	83,515
Boston Omaha Corp., Class A(a)	888	24,882
Cardlytics Inc.(a)	1,701	233,939
Clear Channel Outdoor Holdings Inc.(a)	25,577	64,198
EW Scripps Co. (The), Class A, NVS	3,333	72,059
Gray Television Inc.	5,157	104,790
Iheartmedia Inc., Class A(a)	6,296	120,505
John Wiley & Sons Inc., Class A	2,452	139,617
Loral Space & Communications Inc.	770	30,900
Magnite Inc.(a)(b)	6,314	252,876
Meredith Corp.(a)	2,372	73,769
MSG Networks Inc., Class A(a)	2,281	36,199
New York Times Co. (The), Class A	7,872	357,468
Nexstar Media Group Inc., Class A	2,377	350,394
Scholastic Corp., NVS	2,400	72,792
Sinclair Broadcast Group Inc., Class A	2,641	85,753
TechTarget Inc.(a)	1,284	98,483
TEGNA Inc.	11,968	240,078
Tribune Publishing Co.(a)	2,011	35,072
WideOpenWest Inc.(a)	3,053	42,956

		2,520,245

Metals & Mining — 1.3%
Alcoa Corp.(a)	10,042	367,939
Allegheny Technologies Inc.(a)	6,843	159,168
Arconic Corp.(a)	5,266	150,608
Carpenter Technology Corp.	2,724	103,158
Century Aluminum Co.(a)(b)	2,598	40,685
Cleveland-Cliffs Inc.	25,164	449,429
Coeur Mining Inc.(a)	12,893	104,175
Commercial Metals Co.	6,794	198,521
Compass Minerals International Inc.	1,719	116,754
Hecla Mining Co.	28,445	168,110
Kaiser Aluminum Corp.	831	100,111
Materion Corp.	1,117	79,095
McEwen Mining Inc.(a)	11,624	13,949
Schnitzer Steel Industries Inc., Class A	1,799	84,931
Steel Dynamics Inc.	10,992	595,986
SunCoke Energy Inc.	5,102	34,438
United States Steel Corp.	14,309	329,250
Warrior Met Coal Inc.	2,802	44,412
Worthington Industries Inc.	1,821	118,838

		3,259,557

Mortgage Real Estate Investment — 1.1%
Apollo Commercial Real Estate Finance Inc.	7,020	106,774
Arbor Realty Trust Inc.	6,389	112,958
Ares Commercial Real Estate Corp.	2,618	38,642

Security	Shares	Value

Mortgage Real Estate Investment (continued)
ARMOUR Residential REIT Inc.	4,583	$56,967
Blackstone Mortgage Trust Inc., Class A	7,279	236,495
Broadmark Realty Capital Inc.	9,065	97,721
Capstead Mortgage Corp.	5,468	35,433
Chimera Investment Corp.	14,106	185,353
Colony Credit Real Estate Inc.	4,909	42,659
Dynex Capital Inc.	1,464	29,573
Ellington Financial Inc.	2,653	47,595
Granite Point Mortgage Trust Inc.	3,189	42,222
Hannon Armstrong Sustainable Infrastructure Capital Inc.	4,152	217,565
Invesco Mortgage Capital Inc.	12,596	49,124
KKR Real Estate Finance Trust Inc.	1,723	36,355
Ladder Capital Corp.	6,923	82,314
MFA Financial Inc.	25,856	113,766
New Residential Investment Corp.	25,133	269,426
New York Mortgage Trust Inc.	20,708	95,050
Orchid Island Capital Inc.	8,288	45,584
PennyMac Mortgage Investment Trust	5,527	110,816
Ready Capital Corp.	3,486	50,582
Redwood Trust Inc.	5,867	65,182
Starwood Property Trust Inc.	15,064	388,952
TPG RE Finance Trust Inc.	3,768	46,949
Two Harbors Investment Corp.	16,226	126,563

		2,730,620

Multi-Utilities — 0.4%
Avista Corp.	4,008	184,448
Black Hills Corp.	3,484	240,326
MDU Resources Group Inc.	11,129	372,376
NorthWestern Corp.	2,994	203,682
Unitil Corp.	985	56,766

		1,057,598

Multiline Retail — 0.6%
Big Lots Inc.	1,811	124,850
Dillard’s Inc., Class A	441	43,619
Franchise Group Inc.	1,571	60,531
Kohl’s Corp.	8,684	509,404
Macy’s Inc.	10,448	173,228
Nordstrom Inc.(b)	5,921	217,182
Ollie’s Bargain Outlet Holdings Inc.(a)	3,104	286,406

		1,415,220

Oil, Gas & Consumable Fuels — 2.9%
Alto Ingredients Inc.(a)(b)	7,539	41,917
Antero Midstream Corp.	15,528	134,162
Antero Resources Corp.(a)	15,498	139,792
APA Corp.	20,492	409,840
Arch Resources Inc.	842	37,393
Bonanza Creek Energy Inc.(a)	1,159	38,351
Brigham Minerals Inc., Class A	2,366	40,553
Cimarex Energy Co.	5,523	365,623
Clean Energy Fuels Corp.(a)	6,283	69,113
CNX Resources Corp.(a)	12,127	162,744
Comstock Resources Inc.(a)	3,138	17,228
Continental Resources Inc./OK(a)	3,314	90,273
CVR Energy Inc.	2,608	55,524
Delek U.S. Holdings Inc.	4,411	104,673
Denbury Inc.(a)	2,699	146,853
Devon Energy Corp.	32,245	753,888
Diamondback Energy Inc.	9,881	807,574
Dorian LPG Ltd.(a)	1,687	22,420

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
EQT Corp.(a)	15,253	$291,332
Equitrans Midstream Corp.	22,344	182,327
HollyFrontier Corp.	8,784	307,440
International Seaways Inc.	1,661	29,367
Kosmos Energy Ltd.	21,976	62,851
Magnolia Oil & Gas Corp., Class A(a)	7,367	82,952
Marathon Oil Corp.	43,300	487,558
Matador Resources Co.	6,041	158,939
Murphy Oil Corp.	8,214	139,063
Ovintiv Inc.	14,262	341,290
Par Pacific Holdings Inc.(a)	3,696	56,142
PBF Energy Inc., Class A(a)	5,320	75,438
PDC Energy Inc.(a)	5,568	203,288
Range Resources Corp.(a)	14,135	138,806
Renewable Energy Group Inc.(a)	2,480	137,690
REX American Resources Corp.(a)	530	42,787
Southwestern Energy Co.(a)(b)	34,892	148,989
Talos Energy Inc.(a)	2,013	22,525
Targa Resources Corp.	12,455	432,064
Tellurian Inc.(a)	10,498	23,253
World Fuel Services Corp.	4,108	127,060

		6,929,082

Paper & Forest Products — 0.3%
Clearwater Paper Corp.(a)	1,008	33,728
Domtar Corp.	3,311	130,519
Glatfelter Corp.	3,299	48,561
Louisiana-Pacific Corp.	5,839	384,673
Mercer International Inc.	2,312	38,125
Neenah Inc.	1,051	55,882
Schweitzer-Mauduit International Inc.	1,825	83,348
Verso Corp., Class A	2,547	39,326

		814,162

Personal Products — 0.4%
BellRing Brands Inc., Class A(a)	1,852	47,763
Coty Inc., Class A(a)	15,366	153,814
Edgewell Personal Care Co.	3,042	116,204
elf Beauty Inc.(a)	2,169	65,612
Herbalife Nutrition Ltd.(a)	4,782	218,872
Inter Parfums Inc.	963	70,877
Medifast Inc.	640	145,338
Nu Skin Enterprises Inc., Class A	2,851	150,704
USANA Health Sciences Inc.(a)	657	59,123

		1,028,307

Pharmaceuticals — 1.0%
Aerie Pharmaceuticals Inc.(a)	2,424	41,523
Amneal Pharmaceuticals Inc.(a)	6,053	33,352
Amphastar Pharmaceuticals Inc.(a)	2,116	36,818
ANI Pharmaceuticals Inc.(a)	538	17,905
Antares Pharma Inc.(a)	8,641	32,749
Arvinas Inc.(a)	1,795	123,747
Atea Pharmaceuticals Inc.(a)	663	16,383
Axsome Therapeutics Inc.(a)	1,452	87,788
BioDelivery Sciences International Inc.(a)	4,690	16,227
Cara Therapeutics Inc.(a)	2,446	31,676
Collegium Pharmaceutical Inc.(a)	1,846	41,166
Corcept Therapeutics Inc.(a)	5,754	131,134
Cymabay Therapeutics Inc.(a)	3,750	16,238
Durect Corp.(a)	11,906	22,621
Endo International PLC(a)	13,257	75,963

Security	Shares	Value

Pharmaceuticals (continued)
Innoviva Inc.(a)	3,279	$37,545
Intra-Cellular Therapies Inc.(a)	3,921	135,000
Kala Pharmaceuticals Inc.(a)(b)	1,743	13,473
Marinus Pharmaceuticals Inc.(a)	1,788	26,301
Nektar Therapeutics(a)	9,922	194,570
NGM Biopharmaceuticals Inc.(a)	1,316	36,190
Ocular Therapeutix Inc.(a)	4,117	75,670
Odonate Therapeutics Inc.(a)	1,053	3,528
Omeros Corp.(a)(b)	3,250	57,395
Osmotica Pharmaceuticals PLC(a)(b)	1,037	2,987
Pacira BioSciences Inc.(a)	2,323	146,767
Phathom Pharmaceuticals Inc.(a)	712	27,426
Phibro Animal Health Corp., Class A	1,037	25,427
Pliant Therapeutics Inc.(a)	517	17,320
Prestige Consumer Healthcare Inc.(a)	2,619	114,084
Provention Bio Inc.(a)(b)	3,016	21,685
Reata Pharmaceuticals Inc., Class A(a)(b)	1,451	147,131
Relmada Therapeutics Inc.(a)	783	30,192
Revance Therapeutics Inc.(a)	3,610	105,123
SIGA Technologies Inc.(a)	2,634	18,886
Supernus Pharmaceuticals Inc.(a)	2,966	90,315
TherapeuticsMD Inc.(a)(b)	15,926	19,270
Theravance Biopharma Inc.(a)	2,505	49,449
Tilray Inc., Class 2 (a)(b)	7,993	146,592
VYNE Therapeutics Inc.(a)(b)	2,581	12,750
Zogenix Inc.(a)	3,048	57,577

		2,337,943

Professional Services — 2.2%
ASGN Inc.(a)(b)	2,900	305,022
Barrett Business Services Inc.	701	51,404
CACI International Inc., Class A(a)	1,359	346,355
CBIZ Inc.(a)	3,662	123,007
CoreLogic Inc.	3,946	314,496
CRA International Inc.	398	31,944
Exponent Inc.	2,877	277,141
Forrester Research Inc.(a)	718	31,197
FTI Consulting Inc.(a)	1,915	265,898
Heidrick & Struggles International Inc.	1,452	61,420
Huron Consulting Group Inc.(a)	1,435	80,733
ICF International Inc.	1,195	108,817
Insperity Inc.	1,968	172,279
KBR Inc.	7,906	312,761
Kelly Services Inc., Class A, NVS(a)	1,826	45,741
Kforce Inc.	1,414	79,241
Korn Ferry	3,025	205,367
ManpowerGroup Inc.	3,207	387,694
ManTech International Corp./VA, Class A	1,524	130,073
Nielsen Holdings PLC	19,617	503,176
Resources Connection Inc.	3,424	48,313
Robert Half International Inc.	6,281	550,278
Science Applications International Corp.	3,187	284,982
TriNet Group Inc.(a)	2,227	175,287
TrueBlue Inc.(a)	2,647	74,910
Upwork Inc.(a)	5,021	231,267
Willdan Group Inc.(a)	783	29,887

		5,228,690

Real Estate Management & Development — 0.8%
Cushman & Wakefield PLC(a)	6,089	103,513
eXp World Holdings Inc.(a)(b)	2,780	95,521

62	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
Forestar Group Inc.(a)	831	$21,058
Howard Hughes Corp. (The)(a)	2,438	263,158
Jones Lang LaSalle Inc.(a)	2,829	531,597
Kennedy-Wilson Holdings Inc.	6,338	130,246
Marcus & Millichap Inc.(a)	1,470	51,920
Newmark Group Inc., Class A	9,487	101,985
RE/MAX Holdings Inc., Class A	1,015	37,281
Realogy Holdings Corp.(a)	6,584	113,771
Redfin Corp.(a)	5,419	383,557
RMR Group Inc. (The), Class A	1,062	42,034
St. Joe Co. (The)	1,704	78,026
Tejon Ranch Co.(a)	1,894	29,963

		1,983,630

Road & Rail — 0.7%
ArcBest Corp.	1,611	117,216
Avis Budget Group Inc.(a)	2,860	256,285
Daseke Inc.(a)	3,897	29,578
Heartland Express Inc.	2,667	49,580
Landstar System Inc.	2,108	363,166
Marten Transport Ltd.	4,456	74,504
Ryder System Inc.	3,125	249,500
Saia Inc.(a)	1,470	344,715
Schneider National Inc., Class B	2,211	53,573
Werner Enterprises Inc.	3,178	146,919

		1,685,036

Semiconductors & Semiconductor Equipment — 2.4%
ACM Research Inc., Class A(a)(b)	553	43,659
Advanced Energy Industries Inc.	2,067	228,011
Allegro MicroSystems Inc.(a)	2,411	59,503
Alpha & Omega Semiconductor Ltd.(a)	1,186	36,885
Ambarella Inc.(a)	1,920	187,181
Amkor Technology Inc.	5,920	119,702
Axcelis Technologies Inc.(a)	1,950	80,983
Brooks Automation Inc.	4,024	407,752
CEVA Inc.(a)	1,274	70,631
Cirrus Logic Inc.(a)	3,139	233,573
CMC Materials Inc.	1,547	283,766
Cohu Inc.(a)	2,597	103,906
Diodes Inc.(a)	2,294	176,202
DSP Group Inc.(a)	1,534	21,307
FormFactor Inc.(a)	4,198	164,352
Ichor Holdings Ltd.(a)	1,583	88,284
Impinj Inc.(a)	1,236	58,661
Kulicke & Soffa Industries Inc.	3,447	195,962
Lattice Semiconductor Corp.(a)	7,321	368,320
MACOM Technology Solutions Holdings Inc.(a)	2,546	144,129
Magnachip Semiconductor Corp.(a)	2,104	52,621
MaxLinear Inc.(a)	3,695	132,983
MKS Instruments Inc.	2,973	532,494
NeoPhotonics Corp.(a)	2,983	27,921
Onto Innovation Inc.(a)	2,738	187,608
PDF Solutions Inc.(a)	1,720	30,496
Photronics Inc.(a)	3,459	43,929
Power Integrations Inc.	3,189	264,081
Rambus Inc.(a)	5,920	112,362
Semtech Corp.(a)	3,563	241,358
Silicon Laboratories Inc.(a)	2,408	339,408
SiTime Corp.(a)	693	64,137
SMART Global Holdings Inc.(a)	756	34,889

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
SunPower Corp.(a)(b)	4,289	$110,184
Synaptics Inc.(a)(b)	1,867	261,137
Ultra Clean Holdings Inc.(a)	2,392	122,159
Veeco Instruments Inc.(a)(b)	2,766	63,646

		5,694,182

Software — 5.1%
8x8 Inc.(a)	5,879	193,360
A10 Networks Inc.(a)	3,771	32,732
ACI Worldwide Inc.(a)	6,298	237,938
Agilysys Inc.(a)	1,152	58,072
Alarm.com Holdings Inc.(a)	2,437	218,745
Altair Engineering Inc., Class A(a)	2,452	159,380
American Software Inc./GA, Class A	1,894	39,187
Appfolio Inc., Class A(a)(b)	925	133,783
Appian Corp.(a)(b)	2,126	257,629
Asana Inc., Class A(a)	734	24,457
Avaya Holdings Corp.(a)	4,210	121,122
Benefitfocus Inc.(a)	1,492	20,172
Blackbaud Inc.(a)	2,641	187,828
Blackline Inc.(a)	2,739	317,888
Bottomline Technologies DE Inc.(a)	2,210	107,318
Box Inc., Class A(a)	7,818	166,523
CDK Global Inc.	6,641	355,891
Cerence Inc.(a)	2,066	199,183
ChannelAdvisor Corp.(a)	1,701	35,976
Cloudera Inc.(a)	11,755	149,171
CommVault Systems Inc.(a)	2,624	182,394
Cornerstone OnDemand Inc.(a)	3,198	141,559
Datto Holding Corp.(a)	1,324	33,828
Digimarc Corp.(a)(b)	817	27,557
Digital Turbine Inc.(a)	4,104	309,565
Dolby Laboratories Inc., Class A	3,565	361,741
Domo Inc., Class B(a)	1,465	94,185
Dropbox Inc., Class A(a)	16,191	416,109
Duck Creek Technologies Inc.(a)	1,762	73,264
Ebix Inc.	1,355	40,799
eGain Corp.(a)	1,288	12,661
Envestnet Inc.(a)	2,878	212,483
Everbridge Inc.(a)	1,916	254,272
FireEye Inc.(a)	12,943	257,242
fuboTV Inc.(a)(b)	2,717	54,775
Intelligent Systems Corp.(a)	410	15,711
InterDigital Inc.	1,942	134,814
j2 Global Inc.(a)	2,283	276,243
Jamf Holding Corp.(a)(b)	1,551	56,643
LivePerson Inc.(a)(b)	3,395	185,537
Manhattan Associates Inc.(a)	3,447	473,066
McAfee Corp., Class A	1,695	41,155
Medallia Inc.(a)	4,423	130,434
MicroStrategy Inc., Class A(a)(b)	409	268,778
Mimecast Ltd.(a)	3,246	140,941
Mitek Systems Inc.(a)	2,523	40,898
Model N Inc.(a)	1,662	66,114
New Relic Inc.(a)	2,931	188,463
Nutanix Inc., Class A(a)	10,282	278,025
OneSpan Inc.(a)	1,983	53,164
Pagerduty Inc.(a)	3,171	134,641
Palantir Technologies Inc., Class A(a)	23,754	547,292
Ping Identity Holding Corp.(a)	2,042	49,580
Progress Software Corp.	2,472	107,928

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Proofpoint Inc.(a)	3,080	$530,099
PROS Holdings Inc.(a)	2,154	92,579
Q2 Holdings Inc.(a)(b)	2,671	277,837
QAD Inc., Class A	718	50,755
Qualys Inc.(a)	1,843	186,807
Rapid7 Inc.(a)(b)	2,796	227,175
SailPoint Technologies Holdings Inc.(a)(b)	4,942	241,318
ShotSpotter Inc.(a)	458	16,003
Sprout Social Inc., Class A(a)	1,579	104,672
SPS Commerce Inc.(a)	1,973	202,114
Sumo Logic Inc.(a)	871	16,976
SVMK Inc.(a)	6,648	119,598
Tenable Holdings Inc.(a)	3,702	138,807
Teradata Corp.(a)	5,926	293,159
Upland Software Inc.(a)	1,341	66,460
Varonis Systems Inc.(a)	5,098	269,939
Verint Systems Inc.(a)	3,607	175,192
Vertex Inc., Class A(a)	1,332	27,213
Workiva Inc.(a)	1,997	187,718
Xperi Holding Corp.	5,817	119,539
Yext Inc.(a)	5,399	75,316
Zix Corp.(a)	2,869	22,622
Zuora Inc., Class A(a)	5,977	96,827

		12,216,941

Specialty Retail — 2.9%
Abercrombie & Fitch Co., Class A	3,672	137,663
Academy Sports & Outdoors Inc.(a)(b)	1,723	53,086
American Eagle Outfitters Inc.	8,341	288,348
America’s Car-Mart Inc./TX(a)	411	61,991
Asbury Automotive Group Inc.(a)	1,069	212,314
At Home Group Inc.(a)	3,133	98,940
AutoNation Inc.(a)	3,111	318,815
Bed Bath & Beyond Inc.	6,731	170,429
Boot Barn Holdings Inc.(a)	1,653	116,603
Buckle Inc. (The)	1,691	70,921
Caleres Inc.	2,567	59,837
Camping World Holdings Inc., Class A	2,050	89,257
Children’s Place Inc. (The)(a)	857	67,146
Citi Trends Inc.	619	64,747
Conn’s Inc.(a)	1,309	26,494
Container Store Group Inc. (The)(a)	1,317	18,557
Designer Brands Inc. , Class A	3,444	60,959
Dick’s Sporting Goods Inc.	3,657	301,995
Foot Locker Inc.	5,839	344,384
GameStop Corp., Class A(a)	2,994	519,728
Genesco Inc.(a)	896	44,800
Group 1 Automotive Inc.	966	158,579
GrowGeneration Corp.(a)	2,623	114,363
Guess? Inc.	2,312	62,516
Haverty Furniture Companies Inc.	1,078	50,095
Hibbett Sports Inc.(a)	985	78,258
Leslie’s Inc.(a)(b)	3,399	96,600
Lithia Motors Inc., Class A	1,452	558,120
Lumber Liquidators Holdings Inc.(a)	1,700	40,749
MarineMax Inc.(a)	1,364	77,475
Monro Inc.	1,834	129,462
Murphy USA Inc.	1,392	194,045
National Vision Holdings Inc.(a)	4,419	222,762
ODP Corp. (The)(a)	3,038	122,826
Penske Automotive Group Inc.	1,860	163,103

Security	Shares	Value

Specialty Retail (continued)
Rent-A-Center Inc./TX	2,831	$162,924
RH(a)	873	600,641
Sally Beauty Holdings Inc.(a)	6,109	122,608
Shoe Carnival Inc.	668	40,047
Signet Jewelers Ltd.(a)	2,935	175,366
Sleep Number Corp.(a)	1,389	155,415
Sonic Automotive Inc., Class A	1,393	68,731
Sportsman’s Warehouse Holdings Inc.(a)	2,592	45,516
TravelCenters of America Inc.(a)	919	25,263
Urban Outfitters Inc.(a)	3,857	138,466
Vroom Inc.(a)	1,874	86,710
Winmark Corp.	119	22,916
Zumiez Inc.(a)	1,296	55,689

		6,896,259

Technology Hardware, Storage & Peripherals — 0.5%
3D Systems Corp.(a)(b)	6,722	144,792
Avid Technology Inc.(a)	2,245	51,051
Corsair Gaming Inc.(a)	1,076	35,702
Diebold Nixdorf Inc.(a)	4,165	62,517
Eastman Kodak Co.(a)	3,836	28,616
NCR Corp.(a)	7,132	326,289
Pure Storage Inc., Class A(a)(b)	12,769	258,189
Super Micro Computer Inc.(a)	2,610	96,622
Turtle Beach Corp.(a)	954	26,512
Xerox Holdings Corp.	9,114	220,012

		1,250,302

Textiles, Apparel & Luxury Goods — 2.0%
Capri Holdings Ltd.(a)	8,302	457,274
Carter’s Inc.	2,385	259,464
Columbia Sportswear Co.	1,680	183,137
Crocs Inc.(a)	3,567	357,128
Fossil Group Inc.(a)	2,913	37,578
G-III Apparel Group Ltd.(a)	2,666	86,618
Hanesbrands Inc.	18,929	398,645
Kontoor Brands Inc.	2,564	161,096
Levi Strauss & Co., Class A	4,060	117,172
Oxford Industries Inc.	1,060	96,704
PVH Corp.	3,935	445,363
Ralph Lauren Corp.	2,647	352,819
Skechers U.S.A. Inc., Class A(a)	7,492	363,287
Steven Madden Ltd.	4,290	174,474
Tapestry Inc.	15,217	728,133
Under Armour Inc., Class A(a)	10,403	252,897
Under Armour Inc., Class C, NVS(a)	10,486	208,776
Unifi Inc.(a)	1,060	28,652
Wolverine World Wide Inc.	4,598	191,829

		4,901,046

Thrifts & Mortgage Finance — 1.2%
Axos Financial Inc.(a)	2,880	130,032
Columbia Financial Inc.(a)	2,545	46,497
Essent Group Ltd.	6,681	351,287
Federal Agricultural Mortgage Corp., Class C, NVS	693	71,282
Flagstar Bancorp. Inc.	2,658	123,703
Kearny Financial Corp./MD	6,036	77,140
Meridian Bancorp. Inc.	4,145	91,646
MGIC Investment Corp.	18,475	281,559
Mr Cooper Group Inc.(a)	3,963	136,644
New York Community Bancorp. Inc.	25,402	303,808
NMI Holdings Inc., Class A(a)	5,619	145,195

64	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
PennyMac Financial Services Inc.	2,208	$132,944
Premier Financial Corp.	2,765	87,346
Provident Financial Services Inc.	4,184	98,617
Radian Group Inc.	10,461	257,759
Rocket Companies Inc., Class A	6,593	148,013
TFS Financial Corp.	2,783	54,435
Walker & Dunlop Inc.	1,633	181,018
Washington Federal Inc.	4,041	131,535
Waterstone Financial Inc.	1,134	22,340
WSFS Financial Corp.	565	28,866

		2,901,666

Tobacco — 0.1%
Turning Point Brands Inc.	497	24,264
Universal Corp./VA	1,437	80,802
Vector Group Ltd.	7,014	91,533

		196,599

Trading Companies & Distributors — 1.3%
Air Lease Corp.	6,017	281,054
Applied Industrial Technologies Inc.	2,153	205,956
Beacon Roofing Supply Inc.(a)	3,191	179,749
Boise Cascade Co.	2,334	155,724
CAI International Inc.	1,025	43,614
DXP Enterprises Inc./TX(a)	1,511	44,227
GATX Corp.	1,945	190,046
GMS Inc.(a)	2,606	113,908
H&E Equipment Services Inc.	2,096	81,534
Herc Holdings Inc.(a)	1,466	154,810
McGrath RentCorp.	1,510	123,790
MRC Global Inc.(a)	3,918	36,907
MSC Industrial Direct Co. Inc., Class A	2,657	239,555
NOW Inc.(a)	6,856	67,326
Rush Enterprises Inc., Class A	2,296	113,330
SiteOne Landscape Supply Inc.(a)	2,373	425,669
Systemax Inc.	1,036	44,258
Titan Machinery Inc.(a)	1,689	44,100
Triton International Ltd.	3,693	185,278
Univar Solutions Inc.(a)	9,797	228,760
WESCO International Inc.(a)	2,512	230,401

		3,189,996

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	4,163	138,669

Water Utilities — 0.2%
American States Water Co.	1,943	153,866

Security	Shares	Value

Water Utilities (continued)
Cadiz Inc.(a)(b)	813	$9,472
California Water Service Group	2,743	161,151
Middlesex Water Co.	950	77,919
SJW Group	1,393	91,311
York Water Co. (The)	715	36,923

		530,642

Wireless Telecommunication Services — 0.1%
Boingo Wireless Inc.(a)	2,429	33,909
Gogo Inc.(a)(b)	2,486	25,904
Shenandoah Telecommunications Co.	2,693	127,271
Telephone and Data Systems Inc.	5,789	133,031
U.S. Cellular Corp.(a)	958	32,697

		352,812

Total Common Stocks — 99.9% (Cost: $223,960,798)		241,566,676

Short-Term Investments

Money Market Funds — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	13,788,529	13,795,424
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	260,000	260,000

		14,055,424

Total Short-Term Investments — 5.8% (Cost: $14,054,560)		14,055,424

Total Investments in Securities — 105.7% (Cost: $238,015,358)		255,622,100

Other Assets, Less Liabilities — (5.7)%		(13,821,166)

Net Assets — 100.0%		$241,800,934

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$12,032,962	$1,768,214	(a)	$—	$5,416	$(11,168)	$13,795,424	13,788,529	$89,135	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	104,000	156,000	(a)	—	—	—	260,000	260,000	270		—

					$5,416	$(11,168)	$14,055,424		$89,405		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	3	06/18/21	$339	$1,085

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$1,085

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$230,384

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(15,512)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$208,702

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

66	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$241,566,676	$—	$—	$241,566,676
Money Market Funds	14,055,424	—	—	14,055,424

	$255,622,100	$—	$—	$255,622,100

Derivative financial instruments(a)
Assets
Futures Contracts	$1,085	$—	$—	$1,085

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
AAR Corp.	7,571	$304,657
Aerojet Rocketdyne Holdings Inc.	10,697	499,764
Aerovironment Inc.(a)	8,435	930,971
Axon Enterprise Inc.(a)	23,850	3,615,899
BWX Technologies Inc.	23,823	1,594,235
Curtiss-Wright Corp.	5,906	755,377
Hexcel Corp.(a)	16,104	908,427
Kaman Corp.	6,276	334,825
Kratos Defense & Security Solutions Inc.(a)	23,819	636,920
Maxar Technologies Inc.	16,390	636,096
Mercury Systems Inc.(a)	20,931	1,574,848
National Presto Industries Inc.	984	101,234
PAE Inc.(a)	11,444	102,653
Spirit AeroSystems Holdings Inc., Class A	14,341	655,240
Vectrus Inc.(a)	2,261	118,363
Virgin Galactic Holdings Inc.(a)(b)	21,874	484,509

		13,254,018

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)	14,613	384,614
Forward Air Corp.	6,436	568,234
Hub Group Inc., Class A(a)	5,709	375,196

		1,328,044

Auto Components — 1.1%
Cooper Tire & Rubber Co.	11,633	662,965
Dorman Products Inc.(a)	10,647	1,055,969
Fox Factory Holding Corp.(a)(b)	15,589	2,388,703
Gentherm Inc.(a)	12,253	872,414
LCI Industries	9,432	1,381,788
Modine Manufacturing Co.(a)	9,605	156,369
Motorcar Parts of America Inc.(a)	3,626	78,322
Patrick Industries Inc.	4,424	396,390
Stoneridge Inc.(a)	4,644	154,413
Visteon Corp.(a)	6,163	750,715
XPEL Inc.(a)	6,243	400,176

		8,298,224

Automobiles — 0.5%
Harley-Davidson Inc.	20,224	978,235
Thor Industries Inc.	11,302	1,600,250
Winnebago Industries Inc.	6,000	479,700
Workhorse Group Inc.(a)(b)	40,980	507,742

		3,565,927

Banks — 5.0%
1st Source Corp.	5,762	274,214
Atlantic Union Bankshares Corp.	19,873	768,489
Banc of California Inc.	6,677	119,518
Bancorp. Inc. (The)(a)	11,353	252,093
BancorpSouth Bank	26,061	771,145
Bank of Hawaii Corp.	7,894	717,486
Camden National Corp.	5,762	274,963
Community Bank System Inc.	8,716	676,623
ConnectOne Bancorp. Inc.	10,568	286,921
Cullen/Frost Bankers Inc.	10,264	1,232,296
East West Bancorp. Inc.	24,615	1,874,432
Eastern Bankshares Inc.	54,857	1,170,100
FB Financial Corp.	10,010	420,020
First Bancshares Inc. (The)	8,480	331,738
First Citizens BancShares Inc./NC, Class A	1,779	1,543,211

Security	Shares	Value

Banks (continued)
First Financial Bankshares Inc.	57,484	$2,821,315
First Financial Corp./IN	5,650	249,956
First Foundation Inc.	13,322	317,064
First Interstate BancSystem Inc., Class A	9,337	438,559
German American Bancorp. Inc.	9,631	417,311
Glacier Bancorp. Inc.	38,252	2,254,955
Harborone Bancorp. Inc.	30,855	441,535
Heartland Financial USA Inc.	11,393	572,726
Hilltop Holdings Inc.	14,843	522,474
Home BancShares Inc./AR	31,543	877,842
Horizon Bancorp Inc./IN	18,781	344,443
Independent Bank Group Inc.	10,451	789,155
Lakeland Financial Corp.	9,561	623,664
Live Oak Bancshares Inc.	11,826	756,391
National Bank Holdings Corp., Class A	5,662	225,914
Nicolet Bankshares Inc.(a)(b)	3,252	259,379
Pinnacle Financial Partners Inc.	19,264	1,688,297
Popular Inc.	17,075	1,262,867
Prosperity Bancshares Inc.	17,041	1,250,128
QCR Holdings Inc.	5,870	283,051
ServisFirst Bancshares Inc.	19,766	1,250,002
Silvergate Capital Corp., Class A(a)	7,443	798,038
South State Corp.	17,533	1,478,382
Sterling Bancorp./DE	39,340	988,614
Stock Yards Bancorp. Inc.	9,087	464,891
Texas Capital Bancshares Inc.(a)	12,324	845,796
Tompkins Financial Corp.	1,943	151,845
Towne Bank/Portsmouth VA	18,347	568,390
Triumph Bancorp. Inc.(a)	8,471	750,785
Univest Financial Corp.	10,114	282,484
Washington Trust Bancorp. Inc.	6,836	348,978
Western Alliance Bancorp.	23,639	2,483,750
Wintrust Financial Corp.	10,998	847,946

		38,370,176

Beverages — 0.2%
Celsius Holdings Inc.(a)	10,100	578,730
Coca-Cola Consolidated Inc.	1,147	336,358
MGP Ingredients Inc.	2,527	151,872
National Beverage Corp.	8,688	422,150

		1,489,110

Biotechnology — 10.5%
Acceleron Pharma Inc.(a)	19,644	2,454,911
Adverum Biotechnologies Inc.(a)(b)	13,737	53,574
Aeglea BioTherapeutics Inc.(a)	7,228	56,234
Agenus Inc.(a)(b)	58,529	180,855
Agios Pharmaceuticals Inc.(a)(b)	21,585	1,204,443
Akebia Therapeutics Inc.(a)	27,747	88,513
Albireo Pharma Inc.(a)(b)	6,680	214,428
Alector Inc.(a)	19,721	384,559
Alkermes PLC(a)	29,625	651,898
Altimmune Inc.(a)	11,322	163,829
ALX Oncology Holdings Inc.(a)(b)	2,031	127,262
Amicus Therapeutics Inc.(a)	97,391	958,327
AnaptysBio Inc.(a)(b)	8,165	190,653
Anavex Life Sciences Corp.(a)	26,051	314,696
Anika Therapeutics Inc.(a)	5,308	213,275
Apellis Pharmaceuticals Inc.(a)	13,319	674,874
Arcturus Therapeutics Holdings Inc.(a)(b)	7,771	284,885
Arcus Biosciences Inc.(a)	16,758	565,582

68	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ardelyx Inc.(a)	25,028	$182,955
Arena Pharmaceuticals Inc.(a)	10,293	706,409
Arrowhead Pharmaceuticals Inc.(a)	38,797	2,822,870
Assembly Biosciences Inc.(a)	7,507	32,130
Atara Biotherapeutics Inc.(a)	15,172	213,318
Athenex Inc.(a)	25,808	103,490
Athersys Inc.(a)(b)	36,073	60,242
Avid Bioservices Inc.(a)(b)	21,277	455,434
Avidity Biosciences Inc.(a)	6,103	143,054
Avita Medical Inc.(a)(b)	7,969	164,480
BioCryst Pharmaceuticals Inc.(a)	66,606	774,961
Bioxcel Therapeutics Inc.(a)	5,675	192,780
Bluebird Bio Inc.(a)(b)	12,953	388,590
Blueprint Medicines Corp.(a)	21,650	2,085,328
C4 Therapeutics Inc.(a)	3,695	122,305
Cardiff Oncology Inc.(a)(b)	10,303	102,309
CareDx Inc.(a)	19,503	1,542,102
Catalyst Pharmaceuticals Inc.(a)(b)	23,875	109,348
Celldex Therapeutics Inc.(a)(b)	6,977	211,612
ChemoCentryx Inc.(a)	18,705	904,013
Clovis Oncology Inc.(a)(b)	17,330	102,940
Concert Pharmaceuticals Inc.(a)	10,735	44,550
Crinetics Pharmaceuticals Inc.(a)	2,748	47,568
CRISPR Therapeutics AG(a)(b)	24,259	3,184,479
Cue Biopharma Inc.(a)	10,502	127,389
Cytokinetics Inc.(a)	26,787	681,461
CytomX Therapeutics Inc.(a)	14,314	133,979
Deciphera Pharmaceuticals Inc.(a)	15,166	703,247
Dicerna Pharmaceuticals Inc.(a)	24,914	777,068
Dynavax Technologies Corp.(a)(b)	37,865	377,893
Eagle Pharmaceuticals Inc./DE(a)	1,585	64,716
Editas Medicine Inc.(a)(b)	25,329	937,426
Eiger BioPharmaceuticals Inc.(a)	12,061	102,398
Emergent BioSolutions Inc.(a)	10,152	619,069
Epizyme Inc.(a)(b)	34,580	270,070
Fate Therapeutics Inc.(a)(b)	29,809	2,605,009
FibroGen Inc.(a)	31,159	695,469
Flexion Therapeutics Inc.(a)	16,062	124,641
Forma Therapeutics Holdings Inc.(a)(b)	3,612	97,343
G1 Therapeutics Inc.(a)	7,575	159,605
Geron Corp.(a)	55,167	79,992
Global Blood Therapeutics Inc.(a)	11,602	473,130
Halozyme Therapeutics Inc.(a)(b)	47,420	2,368,629
Harpoon Therapeutics Inc.(a)	8,107	183,542
Heron Therapeutics Inc.(a)(b)	30,652	535,797
Homology Medicines Inc.(a)	6,040	40,891
iBio Inc.(a)(b)	81,436	111,567
Immunic Inc.(a)	5,945	91,315
ImmunityBio Inc.(a)(b)	10,195	180,961
ImmunoGen Inc.(a)	75,234	606,386
Inhibrx Inc.(a)(b)	1,849	39,439
Inovio Pharmaceuticals Inc.(a)(b)	36,217	246,638
Insmed Inc.(a)	38,509	1,298,909
Intellia Therapeutics Inc.(a)	23,322	1,790,430
Intercept Pharmaceuticals Inc.(a)(b)	9,983	197,464
Invitae Corp.(a)(b)	64,928	2,265,987
Iovance Biotherapeutics Inc.(a)	51,575	1,621,518
Ironwood Pharmaceuticals Inc.(a)	32,297	356,559
IVERIC bio Inc.(a)	11,841	82,887
Jounce Therapeutics Inc.(a)	6,081	57,344

Security	Shares	Value

Biotechnology (continued)
Kadmon Holdings Inc.(a)	59,102	$239,954
Karyopharm Therapeutics Inc.(a)	14,113	131,815
Keros Therapeutics Inc.(a)	1,084	63,739
Krystal Biotech Inc.(a)	6,621	525,972
Kura Oncology Inc.(a)	24,946	671,796
Ligand Pharmaceuticals Inc.(a)	6,192	903,351
MacroGenics Inc.(a)	21,147	684,317
Madrigal Pharmaceuticals Inc.(a)(b)	3,608	491,049
MannKind Corp.(a)	89,871	410,710
MEI Pharma Inc.(a)	35,823	130,754
Mersana Therapeutics Inc.(a)	20,968	334,020
Molecular Templates Inc.(a)	15,001	140,409
Morphic Holding Inc.(a)	5,629	311,847
Natera Inc.(a)	29,368	3,231,067
Neoleukin Therapeutics Inc.(a)	12,469	155,738
Nkarta Inc.(a)	2,813	89,594
Novavax Inc.(a)(b)	25,417	6,022,050
OPKO Health Inc.(a)(b)	164,207	673,249
Ovid therapeutics Inc.(a)	15,501	56,889
Precigen Inc.(a)(b)	14,775	114,285
Precision BioSciences Inc.(a)	15,868	147,414
Protagonist Therapeutics Inc.(a)	8,059	233,227
PTC Therapeutics Inc.(a)(b)	26,110	1,075,993
Puma Biotechnology Inc.(a)	12,416	122,422
Radius Health Inc.(a)	12,090	269,607
REGENXBIO Inc.(a)	13,168	456,798
REVOLUTION Medicines Inc.(a)	17,904	594,234
Rhythm Pharmaceuticals Inc.(a)	8,199	176,770
Rigel Pharmaceuticals Inc.(a)	63,743	237,124
Rocket Pharmaceuticals Inc.(a)	10,781	494,201
Sage Therapeutics Inc.(a)(b)	19,459	1,532,591
Sangamo Therapeutics Inc.(a)	25,215	297,033
Scholar Rock Holding Corp.(a)	8,045	260,256
Selecta Biosciences Inc.(a)	33,170	99,510
Seres Therapeutics Inc.(a)(b)	11,112	231,241
Shattuck Labs Inc.(a)	2,700	101,736
Spero Therapeutics Inc.(a)	8,647	118,983
SQZ Biotechnologies Co.(a)	3,083	37,859
Surface Oncology Inc.(a)(b)	8,519	62,274
Sutro Biopharma Inc.(a)	13,089	268,455
Syndax Pharmaceuticals Inc.(a)	7,574	120,730
Syros Pharmaceuticals Inc.(a)	20,951	126,544
TG Therapeutics Inc.(a)	43,114	1,927,627
Translate Bio Inc.(a)(b)	26,257	609,688
Travere Therapeutics Inc.(a)	20,413	504,609
Trevena Inc.(a)	60,347	103,797
Twist Bioscience Corp.(a)	15,658	2,101,147
Ultragenyx Pharmaceutical Inc.(a)	23,511	2,624,768
uniQure NV(a)(b)	8,320	268,486
Vanda Pharmaceuticals Inc.(a)	20,700	343,620
Vaxart Inc.(a)(b)	44,299	477,543
Veracyte Inc.(a)	25,152	1,251,312
Vericel Corp.(a)	9,957	621,516
Viking Therapeutics Inc.(a)(b)	12,512	79,952
Vir Biotechnology Inc.(a)	24,307	1,160,416
Voyager Therapeutics Inc.(a)	10,907	52,572
XBiotech Inc.(a)	5,342	91,241
Xencor Inc.(a)	21,605	919,509
Y-mAbs Therapeutics Inc.(a)	10,198	306,654

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
ZIOPHARM Oncology Inc.(a)	32,092	$111,038

		80,589,335

Building Products — 1.7%
AAON Inc.	15,100	987,691
Advanced Drainage Systems Inc.	18,500	2,065,710
American Woodmark Corp.(a)	2,979	296,291
Armstrong World Industries Inc.	8,640	895,536
AZEK Co. Inc. (The)(a)	24,293	1,172,866
Builders FirstSource Inc.(a)	27,921	1,358,915
Cornerstone Building Brands Inc.(a)	7,208	101,345
Gibraltar Industries Inc.(a)	12,282	1,128,225
Griffon Corp.	9,795	265,640
Insteel Industries Inc.	5,230	199,420
JELD-WEN Holding Inc.(a)	12,710	370,751
Masonite International Corp.(a)	5,434	686,260
PGT Innovations Inc.(a)	12,973	341,579
Quanex Building Products Corp.	5,987	163,385
Simpson Manufacturing Co. Inc.	16,060	1,809,962
UFP Industries Inc.	15,658	1,315,898

		13,159,474

Capital Markets — 2.4%
Ares Management Corp., Class A	22,968	1,206,279
Artisan Partners Asset Management Inc., Class A	9,857	501,918
Assetmark Financial Holdings Inc.(a)	8,099	182,390
B. Riley Financial Inc.	3,495	249,159
Blucora Inc.(a)	7,840	112,857
Cohen & Steers Inc.	4,588	312,076
Cowen Inc., Class A	4,408	174,072
Evercore Inc., Class A	8,007	1,122,021
Focus Financial Partners Inc., Class A(a)	10,483	493,330
Freedom Holding Corp./NV(a)(b)	6,468	325,211
Hamilton Lane Inc., Class A	12,532	1,133,519
Houlihan Lokey Inc.	19,555	1,295,910
Interactive Brokers Group Inc., Class A	30,350	2,170,632
Jefferies Financial Group Inc.	32,887	1,069,156
LPL Financial Holdings Inc.	18,950	2,969,465
Moelis & Co., Class A	9,544	518,048
PJT Partners Inc., Class A(b)	9,437	693,903
StepStone Group Inc., Class A	7,421	247,119
StoneX Group Inc.(a)	3,050	193,736
Tradeweb Markets Inc., Class A	38,294	3,112,536
Victory Capital Holdings Inc., Class A	4,806	133,367

		18,216,704

Chemicals — 2.0%
Amyris Inc.(a)(b)	63,156	919,551
Ashland Global Holdings Inc.	8,552	737,268
Avient Corp.	13,427	681,689
Axalta Coating Systems Ltd.(a)	27,675	882,556
Balchem Corp.	12,027	1,529,714
Chase Corp.	1,786	211,534
GCP Applied Technologies Inc.(a)	18,458	474,186
Hawkins Inc.	2,805	93,547
HB Fuller Co.	9,358	625,302
Huntsman Corp.	28,410	814,515
Ingevity Corp.(a)	15,209	1,187,519
Innospec Inc.	3,833	373,372
Koppers Holdings Inc.(a)	3,714	123,453
Kraton Corp.(a)	8,027	287,045
Livent Corp.(a)	55,404	998,380

Security	Shares	Value

Chemicals (continued)
Quaker Chemical Corp.	4,935	$1,195,997
Sensient Technologies Corp.	9,344	768,450
Stepan Co.	7,998	1,045,019
Tronox Holdings PLC, Class A	27,864	590,717
Valvoline Inc.	31,775	997,735
WR Grace & Co.	12,307	845,860

		15,383,409

Commercial Services & Supplies — 2.0%
ABM Industries Inc.	11,560	594,300
Brady Corp., Class A, NVS	6,920	377,624
BrightView Holdings Inc.(a)	5,966	106,970
Brink’s Co. (The)	18,491	1,477,801
Casella Waste Systems Inc., Class A(a)	17,788	1,193,753
Cimpress PLC(a)(b)	3,843	366,084
Clean Harbors Inc.(a)	18,843	1,676,273
Harsco Corp.(a)	30,305	543,369
Healthcare Services Group Inc.	16,391	490,910
HNI Corp.	6,899	292,104
Montrose Environmental Group Inc.(a)	5,331	288,993
MSA Safety Inc.	13,538	2,176,369
SP Plus Corp.(a)	3,603	123,691
Stericycle Inc.(a)	18,889	1,440,853
Tetra Tech Inc.	20,266	2,586,550
U.S. Ecology Inc.(a)	12,123	514,743
UniFirst Corp./MA	3,785	848,559

		15,098,946

Communications Equipment — 0.6%
Calix Inc.(a)	21,151	894,476
Casa Systems Inc.(a)	8,941	70,142
Digi International Inc.(a)	8,540	152,610
Extreme Networks Inc.(a)	25,642	291,806
Harmonic Inc.(a)	25,092	196,219
Infinera Corp.(a)	48,286	445,197
Inseego Corp.(a)(b)	24,234	215,198
Plantronics Inc.(a)	5,487	219,425
Ribbon Communications Inc.(a)	17,082	115,304
ViaSat Inc.(a)(b)	25,472	1,319,195
Viavi Solutions Inc.(a)	53,693	878,417

		4,797,989

Construction & Engineering — 1.2%
Ameresco Inc., Class A(a)	8,173	431,453
Arcosa Inc.	18,141	1,093,721
Argan Inc.	2,363	118,505
Comfort Systems USA Inc.	13,666	1,125,532
Construction Partners Inc., Class A(a)	6,544	207,641
Dycom Industries Inc.(a)	5,277	495,035
EMCOR Group Inc.	7,589	909,162
IES Holdings Inc.(a)	5,358	282,849
MasTec Inc.(a)	8,784	916,698
NV5 Global Inc.(a)	2,454	221,179
Primoris Services Corp.	9,004	294,071
Sterling Construction Co. Inc.(a)	4,280	89,238
Valmont Industries Inc.	4,087	1,008,876
WillScot Mobile Mini Holdings Corp.(a)(b)	69,572	2,036,372

		9,230,332

Construction Materials — 0.3%
Eagle Materials Inc.	6,574	908,132
Forterra Inc.(a)	4,836	113,452
Summit Materials Inc., Class A(a)	43,211	1,244,045

70	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
U.S. Concrete Inc.(a)	4,119	$261,186

		2,526,815

Consumer Finance — 0.9%
Credit Acceptance Corp.(a)(b)	1,945	767,867
Encore Capital Group Inc.(a)(b)	4,965	195,323
Enova International Inc.(a)	6,948	237,899
FirstCash Inc.	7,380	531,581
Green Dot Corp., Class A(a)	19,354	885,639
LendingTree Inc.(a)(b)	4,100	846,609
Nelnet Inc., Class A	3,641	270,271
Oportun Financial Corp.(a)	3,318	72,034
PRA Group Inc.(a)	9,890	372,655
PROG Holdings Inc.	10,371	528,299
Santander Consumer USA Holdings Inc.	9,802	332,680
SLM Corp.	75,316	1,480,713

		6,521,570

Containers & Packaging — 0.6%
Berry Global Group Inc.(a)	22,951	1,460,143
Graphic Packaging Holding Co.	46,013	853,541
Myers Industries Inc.	7,684	173,351
Pactiv Evergreen Inc.	6,512	95,857
Sealed Air Corp.	23,116	1,141,930
Silgan Holdings Inc.	10,372	437,387

		4,162,209

Diversified Consumer Services — 1.0%
2U Inc.(a)(b)	27,727	1,088,285
American Public Education Inc.(a)	4,427	134,846
Carriage Services Inc.	3,243	120,575
frontdoor Inc.(a)	31,613	1,692,244
Grand Canyon Education Inc.(a)	11,061	1,197,795
Laureate Education Inc., Class A(a)	18,781	258,239
OneSpaWorld Holdings Ltd.(a)	19,879	211,811
Strategic Education Inc.	4,982	373,949
Stride Inc.(a)	10,026	287,044
Terminix Global Holdings Inc.(a)	49,181	2,502,821

		7,867,609

Diversified Telecommunication Services — 0.7%
Anterix Inc.(a)(b)	2,550	120,666
ATN International Inc.	4,207	191,755
Bandwidth Inc., Class A(a)(b)	8,494	1,122,907
Cogent Communications Holdings Inc.	10,551	796,706
Iridium Communications Inc.(a)(b)	44,044	1,673,232
Liberty Latin America Ltd., Class A(a)	7,055	97,959
Liberty Latin America Ltd., Class C, NVS(a)	20,539	286,519
Ooma Inc.(a)	8,150	134,719
ORBCOMM Inc.(a)	10,954	125,533
Vonage Holdings Corp.(a)	60,551	820,466

		5,370,462

Electric Utilities — 0.2%
MGE Energy Inc.	5,480	409,959
PNM Resources Inc.	15,773	778,555

		1,188,514

Electrical Equipment — 1.6%
American Superconductor Corp.(a)	9,481	156,152
Array Technologies Inc.(a)(b)	40,805	1,149,069
Bloom Energy Corp., Class A(a)	45,215	1,174,233
Encore Wire Corp.	4,127	308,204
EnerSys	7,293	667,893

Security	Shares	Value

Electrical Equipment (continued)
FuelCell Energy Inc.(a)	120,583	$1,170,861
Plug Power Inc.(a)	188,037	5,360,935
Powell Industries Inc.	1,893	66,709
Regal Beloit Corp.	6,483	936,340
TPI Composites Inc.(a)	12,384	658,210
Vicor Corp.(a)	8,104	747,432

		12,396,038

Electronic Equipment, Instruments & Components — 2.8%
Akoustis Technologies Inc.(a)	15,169	170,348
Badger Meter Inc.	11,014	1,028,597
Benchmark Electronics Inc.	7,585	227,702
Coherent Inc.(a)	9,141	2,376,569
CTS Corp.	12,317	400,549
ePlus Inc.(a)	2,091	209,853
Fabrinet(a)	8,228	704,481
FARO Technologies Inc.(a)	6,787	514,760
FLIR Systems Inc.	23,906	1,433,643
II-VI Inc.(a)(b)	39,220	2,633,231
Itron Inc.(a)	16,555	1,488,957
Littelfuse Inc.	9,127	2,420,846
Methode Electronics Inc.	6,825	306,647
Napco Security Technologies Inc.(a)	4,521	150,595
National Instruments Corp.	22,610	936,280
nLight Inc.(a)	14,132	414,633
Novanta Inc.(a)(b)	13,054	1,719,342
OSI Systems Inc.(a)	3,648	352,287
PAR Technology Corp.(a)(b)	7,517	617,446
PC Connection Inc.	1,876	85,077
Plexus Corp.(a)	6,837	632,012
Rogers Corp.(a)	6,993	1,369,509
TTM Technologies Inc.(a)	13,639	204,585
Vishay Precision Group Inc.(a)	3,049	97,202
Vontier Corp.(a)	24,107	755,513

		21,250,664

Energy Equipment & Services — 0.1%
DMC Global Inc.	5,730	309,420
Dril-Quip Inc.(a)(b)	8,217	251,851

		561,271

Entertainment — 0.4%
IMAX Corp.(a)	11,324	233,501
Liberty Media Corp.-Liberty Braves, Class A(a)(b)	3,622	101,380
Liberty Media Corp.-Liberty Braves, Class C, NVS(a)	13,426	371,766
Madison Square Garden Sports Corp.(a)	2,962	547,496
Warner Music Group Corp., Class A	33,262	1,262,625
World Wrestling Entertainment Inc., Class A	10,238	564,216

		3,080,984

Equity Real Estate Investment Trusts (REITs) — 5.4%
Agree Realty Corp.	12,876	905,955
Alexander & Baldwin Inc.	17,721	324,826
American Assets Trust Inc.	7,463	261,578
Apartment Investment & Management Co., Class A	28,323	196,562
Broadstone Net Lease Inc.	15,128	305,283
CareTrust REIT Inc.	11,790	285,082
CatchMark Timber Trust Inc., Class A	7,820	90,947
Chatham Lodging Trust(a)	8,136	112,846
City Office REIT Inc.	9,777	106,863
Community Healthcare Trust Inc.	8,877	452,017
CoreSite Realty Corp.	15,844	1,924,888
Corporate Office Properties Trust	27,254	764,202

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
CubeSmart	40,632	$1,720,359
Douglas Emmett Inc.	36,861	1,236,318
Easterly Government Properties Inc.	31,099	666,452
EastGroup Properties Inc.	14,682	2,329,446
Essential Properties Realty Trust Inc.	21,827	571,649
Federal Realty Investment Trust	10,727	1,210,435
First Industrial Realty Trust Inc.	47,671	2,372,586
Four Corners Property Trust Inc.	15,999	461,891
Getty Realty Corp.	5,168	163,205
Gladstone Land Corp.	5,827	122,309
Global Medical REIT Inc.	17,976	258,135
Global Net Lease Inc.	17,408	334,234
Healthcare Realty Trust Inc.	27,535	885,526
Healthcare Trust of America Inc., Class A	35,746	1,049,860
Hudson Pacific Properties Inc.	26,165	735,498
Independence Realty Trust Inc.	17,532	295,239
Innovative Industrial Properties Inc.	9,047	1,656,777
Kilroy Realty Corp.	16,510	1,131,595
Lamar Advertising Co., Class A	12,126	1,200,959
Lexington Realty Trust	40,085	490,640
Life Storage Inc.	13,565	1,303,054
Monmouth Real Estate Investment Corp.	22,286	411,845
National Storage Affiliates Trust	16,308	741,036
NETSTREIT Corp.	9,681	201,655
NexPoint Residential Trust Inc.	8,509	426,811
Pebblebrook Hotel Trust	22,632	540,452
Physicians Realty Trust	41,243	772,481
PotlatchDeltic Corp.	9,989	592,947
PS Business Parks Inc.	3,682	597,846
QTS Realty Trust Inc., Class A	23,927	1,590,906
Rayonier Inc.	26,697	968,567
Rexford Industrial Realty Inc.	48,879	2,715,229
Safehold Inc.(b)	5,391	381,198
Spirit Realty Capital Inc.	18,132	861,995
STAG Industrial Inc.	32,708	1,194,169
STORE Capital Corp.	36,438	1,304,116
Terreno Realty Corp.	25,515	1,646,228
UMH Properties Inc.	9,076	195,406
Universal Health Realty Income Trust	2,633	176,279
Urban Edge Properties	15,856	298,886

		41,545,268

Food & Staples Retailing — 1.1%
Andersons Inc. (The)	5,541	159,137
BJ’s Wholesale Club Holdings Inc.(a)	26,600	1,188,222
Grocery Outlet Holding Corp.(a)(b)	32,425	1,309,646
HF Foods Group Inc.(a)	6,992	43,560
Performance Food Group Co.(a)	50,174	2,945,214
PriceSmart Inc.	4,821	405,157
U.S. Foods Holding Corp.(a)	50,733	2,103,390

		8,154,326

Food Products — 1.1%
Calavo Growers Inc.	3,575	279,315
Cal-Maine Foods Inc.	8,170	305,231
Flowers Foods Inc.	27,853	667,358
Fresh Del Monte Produce Inc.	4,415	124,503
Freshpet Inc.(a)(b)	16,168	2,988,170
Hain Celestial Group Inc. (The)(a)	11,977	491,177
J&J Snack Foods Corp.	2,775	456,793
Laird Superfood Inc.(a)(b)	1,154	42,132

Security	Shares	Value

Food Products (continued)
Lancaster Colony Corp.	7,184	$1,326,957
Landec Corp.(a)	6,823	77,236
Mission Produce Inc.(a)	2,368	47,834
Sanderson Farms Inc.	4,474	736,107
Seaboard Corp.	35	125,230
Simply Good Foods Co. (The)(a)	21,769	752,119
Tootsie Roll Industries Inc.	3,070	96,920
Vital Farms Inc.(a)	5,930	144,217

		8,661,299

Gas Utilities — 0.1%
Chesapeake Utilities Corp.	4,100	485,932

Health Care Equipment & Supplies — 4.9%
Accelerate Diagnostics Inc.(a)	11,690	85,454
Acutus Medical Inc.(a)	3,827	52,239
Alphatec Holdings Inc.(a)	22,376	357,792
AngioDynamics Inc.(a)	7,905	192,092
Aspira Women’s Health Inc.(a)	23,911	136,771
AtriCure Inc.(a)	17,078	1,316,201
Atrion Corp.	346	220,956
Avanos Medical Inc.(a)	9,904	427,952
Axogen Inc.(a)	13,686	256,202
Axonics Inc.(a)(b)	11,594	729,610
BioLife Solutions Inc.(a)	9,760	340,624
Cantel Medical Corp.(a)	14,105	1,239,971
Cardiovascular Systems Inc.(a)	14,971	603,631
Cerus Corp.(a)	63,434	386,947
Co-Diagnostics Inc.(a)	9,688	85,836
CONMED Corp.	5,817	819,906
CryoLife Inc.(a)	6,629	193,434
CryoPort Inc.(a)	17,538	992,125
Cutera Inc.(a)	6,694	201,021
CytoSorbents Corp.(a)	15,403	142,478
Eargo Inc.(a)(b)	3,925	224,667
Glaukos Corp.(a)(b)	17,140	1,613,902
Globus Medical Inc., Class A(a)	28,820	2,068,411
Haemonetics Corp.(a)	18,927	1,273,030
Heska Corp.(a)	3,733	681,832
ICU Medical Inc.(a)	7,267	1,513,498
Inari Medical Inc.(a)	3,103	354,642
Integer Holdings Corp.(a)	7,924	743,905
Integra LifeSciences Holdings Corp.(a)	17,747	1,314,698
Intersect ENT Inc.(a)	6,869	149,813
iRhythm Technologies Inc.(a)(b)	10,940	851,788
LeMaitre Vascular Inc.	6,383	334,916
LivaNova PLC(a)	12,626	1,071,569
Meridian Bioscience Inc.(a)(b)	16,336	319,859
Merit Medical Systems Inc.(a)	18,363	1,167,887
Mesa Laboratories Inc.	1,783	443,343
Natus Medical Inc.(a)	12,635	322,824
Neogen Corp.(a)	19,765	1,897,638
Nevro Corp.(a)	12,865	2,223,201
NuVasive Inc.(a)(b)	19,197	1,371,626
OraSure Technologies Inc.(a)	16,289	149,044
Orthofix Medical Inc.(a)	4,512	200,107
OrthoPediatrics Corp.(a)(b)	5,055	295,717
Outset Medical Inc.(a)	7,367	441,431
Pulmonx Corp.(a)	3,907	183,668
Quotient Ltd.(a)	33,994	133,256
SeaSpine Holdings Corp.(a)	4,921	102,406

72	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Shockwave Medical Inc.(a)(b)	11,758	$1,921,963
SI-BONE Inc.(a)	10,090	358,195
Silk Road Medical Inc.(a)(b)	13,008	795,309
SmileDirectClub Inc.(a)	32,029	340,628
STAAR Surgical Co.(a)	17,382	2,381,508
Surmodics Inc.(a)	5,175	276,811
Tactile Systems Technology Inc.(a)(b)	7,388	423,332
TransMedics Group Inc.(a)	8,999	258,361
Vapotherm Inc.(a)	8,183	180,026
Varex Imaging Corp.(a)	7,701	182,822
ViewRay Inc.(a)	24,543	118,052
Zynex Inc.(a)	7,747	114,423

		37,581,350

Health Care Providers & Services — 2.2%
1Life Healthcare Inc.(a)(b)	28,735	1,250,260
Accolade Inc.(a)(b)	5,810	291,371
AdaptHealth Corp.(a)	28,298	822,340
Addus HomeCare Corp.(a)	5,708	603,906
AMN Healthcare Services Inc.(a)	8,572	679,760
Apollo Medical Holdings Inc.(a)	2,609	77,461
Biodesix Inc.(a)	862	14,102
Castle Biosciences Inc.(a)	6,985	482,175
CorVel Corp.(a)	3,554	415,853
Covetrus Inc.(a)	25,523	731,234
Cross Country Healthcare Inc.(a)	8,814	117,402
Ensign Group Inc. (The)	19,321	1,658,708
Fulgent Genetics Inc.(a)(b)	6,687	515,033
Hanger Inc.(a)	8,695	216,766
HealthEquity Inc.(a)	30,968	2,352,639
Joint Corp. (The)(a)	4,748	263,419
ModivCare Inc.(a)	2,611	365,749
National HealthCare Corp.	2,527	177,673
National Research Corp.	5,266	270,146
Ontrak Inc.(a)(b)	3,197	104,350
Option Care Health Inc.(a)	15,438	294,557
Owens & Minor Inc.(b)	13,453	485,519
Pennant Group Inc. (The)(a)	9,742	393,772
PetIQ Inc., Class A(a)	8,411	358,309
Progyny Inc.(a)(b)	14,573	829,349
R1 RCM Inc.(a)	45,819	1,249,942
RadNet Inc.(a)	9,440	210,890
Select Medical Holdings Corp.(a)	22,998	867,485
Tivity Health Inc.(a)	6,660	161,039
U.S. Physical Therapy Inc.	4,924	553,704

		16,814,913

Health Care Technology — 1.4%
American Well Corp., Class A(a)	20,978	322,851
GoodRx Holdings Inc., Class A(a)(b)	14,858	594,469
Health Catalyst Inc.(a)	12,497	723,576
HealthStream Inc.(a)	9,515	229,882
Inovalon Holdings Inc., Class A(a)	28,701	867,057
Inspire Medical Systems Inc.(a)(b)	10,152	2,404,197
Omnicell Inc.(a)	16,033	2,325,106
OptimizeRx Corp.(a)	5,116	258,153
Phreesia Inc.(a)	13,196	682,893
Schrodinger Inc.(a)(b)	13,693	1,043,954
Simulations Plus Inc.	5,797	366,023
Tabula Rasa HealthCare Inc.(a)	8,369	398,030

Security	Shares	Value

Health Care Technology (continued)
Vocera Communications Inc.(a)	12,151	$439,502

		10,655,693

Hotels, Restaurants & Leisure — 3.1%
Accel Entertainment Inc.(a)	20,147	261,105
Bally’s Corp.	4,293	248,822
BJ’s Restaurants Inc.(a)(b)	4,683	285,616
Boyd Gaming Corp.(a)	13,828	914,722
Choice Hotels International Inc.	4,089	465,328
Churchill Downs Inc.	12,845	2,716,718
Chuy’s Holdings Inc.(a)	4,465	218,160
Del Taco Restaurants Inc.	7,574	86,344
Everi Holdings Inc.(a)(b)	32,658	577,393
Extended Stay America Inc.	22,619	449,892
Hilton Grand Vacations Inc.(a)	17,215	767,100
Hyatt Hotels Corp., Class A(a)	5,718	470,763
Jack in the Box Inc.	4,322	521,449
Lindblad Expeditions Holdings Inc.(a)	11,781	193,091
Marriott Vacations Worldwide Corp.(a)	15,487	2,750,956
Monarch Casino & Resort Inc.(a)	4,997	376,824
Papa John’s International Inc.	12,328	1,192,364
Planet Fitness Inc., Class A(a)	30,940	2,598,651
Ruth’s Hospitality Group Inc.	5,200	135,772
SeaWorld Entertainment Inc.(a)	19,219	1,052,432
Shake Shack Inc., Class A(a)	9,031	982,121
Texas Roadhouse Inc.	24,386	2,609,790
Wendy’s Co. (The)	44,524	1,004,907
Wingstop Inc.(b)	11,026	1,746,629
Wyndham Hotels & Resorts Inc.	14,717	1,075,960

		23,702,909

Household Durables — 2.0%
Casper Sleep Inc.(a)	4,170	35,653
Cavco Industries Inc.(a)	3,185	667,035
Ethan Allen Interiors Inc.	3,986	114,438
GoPro Inc., Class A(a)(b)	25,879	290,621
Helen of Troy Ltd.(a)	6,109	1,290,282
Installed Building Products Inc.	8,465	1,139,812
iRobot Corp.(a)(b)	6,164	670,643
La-Z-Boy Inc.	8,625	383,467
Leggett & Platt Inc.	22,686	1,126,814
LGI Homes Inc.(a)	4,599	762,422
Lovesac Co. (The)(a)	3,882	284,434
M/I Homes Inc.(a)	3,940	274,697
MDC Holdings Inc.	6,680	391,849
Meritage Homes Corp.(a)	6,419	682,917
Purple Innovation Inc., Class A(a)	19,594	667,764
Skyline Champion Corp.(a)	19,462	864,697
Sonos Inc.(a)	35,462	1,419,544
Tempur Sealy International Inc.	47,185	1,799,636
TopBuild Corp.(a)	12,357	2,747,950

		15,614,675

Household Products — 0.4%
Central Garden & Pet Co.(a)	1,526	82,618
Central Garden & Pet Co., Class A, NVS(a)	5,561	273,990
Energizer Holdings Inc.	11,345	559,309
Spectrum Brands Holdings Inc.	6,485	571,588
WD-40 Co.	5,102	1,269,071

		2,756,576

Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy Inc., Class A	5,419	144,037

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy Inc., Class C	14,021	$402,262
Ormat Technologies Inc.	16,734	1,211,542
Sunnova Energy International Inc.(a)	23,493	829,773

		2,587,614

Industrial Conglomerates — 0.1%
Raven Industries Inc.	13,523	549,304

Insurance — 1.9%
AMERISAFE Inc.	3,199	198,594
Axis Capital Holdings Ltd.	20,008	1,116,446
BRP Group Inc., Class A(a)	16,521	479,440
eHealth Inc.(a)(b)	9,829	695,304
Enstar Group Ltd.(a)	1,901	477,493
GoHealth Inc., Class A(a)(b)	16,255	193,922
Goosehead Insurance Inc., Class A	6,303	692,952
HCI Group Inc.	1,568	115,123
Kemper Corp.	9,702	757,338
Kinsale Capital Group Inc.	8,070	1,404,261
Lemonade Inc.(a)(b)	6,649	601,070
Palomar Holdings Inc.(a)	8,175	575,193
Primerica Inc.	8,879	1,418,598
RLI Corp.	14,842	1,654,289
Root Inc./OH, Class A(a)(b)	10,509	113,182
Selective Insurance Group Inc.	8,108	617,343
Selectquote Inc.(a)	16,778	522,299
SiriusPoint Ltd.(a)	15,597	165,016
Trean Insurance Group Inc.(a)	4,443	77,708
Trupanion Inc.(a)	12,554	1,018,129
White Mountains Insurance Group Ltd.	1,154	1,344,906

		14,238,606

Interactive Media & Services — 0.7%
ANGI Inc.(a)	29,562	473,288
Cargurus Inc.(a)	33,732	832,506
EverQuote Inc., Class A(a)	4,161	140,933
MediaAlpha Inc., Class A(a)	6,148	272,049
QuinStreet Inc.(a)	19,280	390,805
TripAdvisor Inc.(a)	14,774	696,299
TrueCar Inc.(a)	36,606	168,387
Yelp Inc.(a)	15,749	618,936
ZoomInfo Technologies Inc., Class A(a)	34,928	1,811,366

		5,404,569

Internet & Direct Marketing Retail — 1.2%
1-800-Flowers.com Inc., Class A(a)	9,752	311,820
CarParts.com Inc.(a)	14,029	242,421
Chewy Inc., Class A(a)(b)	28,483	2,270,665
Duluth Holdings Inc., Class B(a)(b)	4,898	75,772
Lands’ End Inc.(a)	6,159	141,903
Liquidity Services Inc.(a)	5,379	96,446
Overstock.com Inc.(a)(b)	16,114	1,313,291
PetMed Express Inc.	5,231	153,922
Quotient Technology Inc.(a)	29,467	481,491
RealReal Inc. (The)(a)	22,723	562,849
Revolve Group Inc.(a)(b)	12,531	607,628
Shutterstock Inc.	8,317	725,076
Stamps.com Inc.(a)	6,895	1,416,026
Stitch Fix Inc., Class A(a)	22,223	962,700
Waitr Holdings Inc.(a)(b)	23,334	57,402

		9,419,412

Security	Shares	Value

IT Services — 2.0%
BigCommerce Holdings Inc., Series 1(a)(b)	4,439	$266,074
Brightcove Inc.(a)	15,111	219,412
Cass Information Systems Inc.	1,967	90,265
Euronet Worldwide Inc.(a)	13,159	1,887,395
EVERTEC Inc.	14,353	572,685
Evo Payments Inc., Class A(a)	17,616	502,232
ExlService Holdings Inc.(a)	8,181	755,761
Fastly Inc., Class A(a)(b)	32,030	2,045,756
Hackett Group Inc. (The)	6,899	114,730
International Money Express Inc.(a)	6,499	102,554
Limelight Networks Inc.(a)	32,002	100,166
LiveRamp Holdings Inc.(a)	25,106	1,229,692
MAXIMUS Inc.	13,748	1,259,867
Perficient Inc.(a)	8,514	558,603
Rackspace Technology Inc.(a)	13,110	326,046
Repay Holdings Corp.(a)	17,673	403,828
Shift4 Payments Inc., Class A(a)	13,338	1,318,995
Switch Inc., Class A	32,017	594,556
Sykes Enterprises Inc.(a)	6,077	266,355
TTEC Holdings Inc.	6,788	690,543
Tucows Inc., Class A(a)	3,547	278,830
Verra Mobility Corp.(a)	27,832	374,062
WEX Inc.(a)(b)	8,024	1,646,605

		15,605,012

Leisure Products — 1.0%
Acushnet Holdings Corp.	7,437	314,659
Brunswick Corp./DE	15,474	1,657,730
Callaway Golf Co.	35,374	1,024,077
Johnson Outdoors Inc., Class A	1,770	251,004
Malibu Boats Inc., Class A(a)	5,349	445,893
Nautilus Inc.(a)(b)	7,871	131,918
Polaris Inc.	10,712	1,500,001
Sturm Ruger & Co. Inc.	3,135	203,587
YETI Holdings Inc.(a)(b)	28,153	2,404,829

		7,933,698

Life Sciences Tools & Services — 1.4%
Adaptive Biotechnologies Corp.(a)	31,221	1,298,794
Berkeley Lights Inc.(a)	3,174	155,875
ChromaDex Corp.(a)	18,505	164,324
Codexis Inc.(a)(b)	21,346	494,800
Fluidigm Corp.(a)	16,169	81,007
Luminex Corp.	7,412	271,946
Medpace Holdings Inc.(a)	10,280	1,744,311
NanoString Technologies Inc.(a)(b)	16,745	1,334,074
NeoGenomics Inc.(a)(b)	43,615	2,136,699
Pacific Biosciences of California Inc.(a)	35,681	1,065,078
Personalis Inc.(a)	10,556	260,100
Quanterix Corp.(a)(b)	10,305	630,048
Syneos Health Inc.(a)(b)	14,944	1,267,998

		10,905,054

Machinery — 4.6%
AGCO Corp.	11,782	1,719,229
Alamo Group Inc.	3,709	583,240
Albany International Corp., Class A	5,246	468,153
Altra Industrial Motion Corp.	15,590	919,966
Astec Industries Inc.	5,174	388,102
Barnes Group Inc.	7,341	366,463
Chart Industries Inc.(a)	13,310	2,137,985
CIRCOR International Inc.(a)	3,484	119,745

74	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Columbus McKinnon Corp./NY	6,124	$303,199
Donaldson Co. Inc.	46,345	2,914,174
Douglas Dynamics Inc.	5,900	263,907
Energy Recovery Inc.(a)	15,826	335,511
Enerpac Tool Group Corp.	12,998	345,747
EnPro Industries Inc.	7,785	666,785
ESCO Technologies Inc.	9,821	1,068,132
Evoqua Water Technologies Corp.(a)	44,842	1,281,584
Federal Signal Corp.	22,662	938,887
Franklin Electric Co. Inc.	14,197	1,153,790
Gorman-Rupp Co. (The)	4,432	152,993
Helios Technologies Inc.	11,482	829,919
Hyster-Yale Materials Handling Inc.	2,230	180,296
ITT Inc.	13,417	1,265,357
John Bean Technologies Corp.	6,143	893,069
Kadant Inc.	3,038	540,855
Lincoln Electric Holdings Inc.	13,705	1,754,925
Lindsay Corp.	4,069	674,559
Meritor Inc.(a)	14,714	397,719
Middleby Corp. (The)(a)(b)	13,313	2,413,913
Mueller Industries Inc.	10,182	456,866
Mueller Water Products Inc., Class A	34,668	497,832
Proto Labs Inc.(a)	10,361	1,161,054
RBC Bearings Inc.(a)	9,364	1,867,463
REV Group Inc.	5,594	102,035
Shyft Group Inc. (The)	12,029	426,067
SPX Corp.(a)	8,894	539,510
SPX FLOW Inc.	7,069	470,725
Standex International Corp.	2,062	195,519
Tennant Co.	4,246	335,052
Trinity Industries Inc.	20,760	573,806
Wabash National Corp.	8,705	153,295
Watts Water Technologies Inc., Class A	9,978	1,242,760
Welbilt Inc.(a)	17,593	393,028
Woodward Inc.	11,104	1,388,111

		34,881,327

Marine — 0.2%
Genco Shipping & Trading Ltd.	5,449	83,588
Kirby Corp.(a)	8,531	543,425
Matson Inc.	16,405	1,071,738

		1,698,751

Media — 1.1%
Boston Omaha Corp., Class A(a)	5,827	163,273
Cardlytics Inc.(a)	11,746	1,615,427
Gray Television Inc.	17,990	365,557
Loral Space & Communications Inc.	2,650	106,344
Magnite Inc.(a)	43,272	1,733,044
New York Times Co. (The), Class A	54,181	2,460,359
Nexstar Media Group Inc., Class A	9,197	1,355,730
Sinclair Broadcast Group Inc., Class A	6,915	224,530
TechTarget Inc.(a)	8,911	683,474

		8,707,738

Metals & Mining — 0.4%
Arconic Corp.(a)	22,451	642,099
Coeur Mining Inc.(a)	43,591	352,215
Compass Minerals International Inc.	12,415	843,227
Hecla Mining Co.	116,652	689,413
Materion Corp.	4,642	328,700
McEwen Mining Inc.(a)(b)	48,485	58,182

Security	Shares	Value

Metals & Mining (continued)
SunCoke Energy Inc.	14,956	$100,953
Worthington Industries Inc.	4,712	307,505

		3,322,294

Mortgage Real Estate Investment — 0.2%
Ellington Financial Inc.	6,135	110,062
Granite Point Mortgage Trust Inc.	9,022	119,451
Hannon Armstrong Sustainable Infrastructure Capital Inc.	20,097	1,053,083
Redwood Trust Inc.	22,334	248,131

		1,530,727

Multiline Retail — 0.3%
Big Lots Inc.	6,241	430,254
Ollie’s Bargain Outlet Holdings Inc.(a)(b)	21,317	1,966,920

		2,397,174

Oil, Gas & Consumable Fuels — 0.3%
Brigham Minerals Inc., Class A	14,843	254,409
Clean Energy Fuels Corp.(a)(b)	16,514	181,654
Comstock Resources Inc.(a)	13,039	71,584
Denbury Inc.(a)	12,856	699,495
Dorian LPG Ltd.(a)	3,646	48,455
Matador Resources Co.	24,304	639,438
Renewable Energy Group Inc.(a)	10,624	589,845
Tellurian Inc.(a)(b)	47,098	104,322

		2,589,202

Paper & Forest Products — 0.0%
Glatfelter Corp.	9,273	136,499

Personal Products — 0.3%
elf Beauty Inc.(a)	9,659	292,185
Inter Parfums Inc.	4,649	342,166
Medifast Inc.	4,467	1,014,411
USANA Health Sciences Inc.(a)	2,345	211,027

		1,859,789

Pharmaceuticals — 1.2%
Aerie Pharmaceuticals Inc.(a)	11,289	193,381
Amphastar Pharmaceuticals Inc.(a)	13,365	232,551
Antares Pharma Inc.(a)	60,187	228,109
Arvinas Inc.(a)	12,278	846,445
Axsome Therapeutics Inc.(a)(b)	4,737	286,399
BioDelivery Sciences International Inc.(a)(b)	37,034	128,138
Cara Therapeutics Inc.(a)	16,151	209,155
Collegium Pharmaceutical Inc.(a)	6,664	148,607
Corcept Therapeutics Inc.(a)	21,801	496,845
Cymabay Therapeutics Inc.(a)	23,877	103,387
Durect Corp.(a)(b)	82,437	156,630
Intra-Cellular Therapies Inc.(a)	17,553	604,350
Kala Pharmaceuticals Inc.(a)(b)	13,438	103,876
Marinus Pharmaceuticals Inc.(a)	12,342	181,551
NGM Biopharmaceuticals Inc.(a)	8,574	235,785
Ocular Therapeutix Inc.(a)	28,213	518,555
Odonate Therapeutics Inc.(a)	5,298	17,748
Omeros Corp.(a)(b)	23,167	409,129
Osmotica Pharmaceuticals PLC(a)(b)	2,822	8,127
Pacira BioSciences Inc.(a)	16,482	1,041,333
Provention Bio Inc.(a)(b)	10,158	73,036
Relmada Therapeutics Inc.(a)	5,270	203,211
Revance Therapeutics Inc.(a)	24,946	726,428
SIGA Technologies Inc.(a)	15,786	113,186
TherapeuticsMD Inc.(a)	125,718	152,119
Theravance Biopharma Inc.(a)(b)	18,650	368,151

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Tilray Inc., Class 2 (a)(b)	55,369	$1,015,467
VYNE Therapeutics Inc.(a)(b)	19,203	94,863
Zogenix Inc.(a)	20,643	389,946

		9,286,508

Professional Services — 2.1%
ASGN Inc.(a)	7,145	751,511
Barrett Business Services Inc.	1,720	126,128
CACI International Inc., Class A(a)	5,092	1,297,747
CBIZ Inc.(a)	11,202	376,275
CoreLogic Inc.	27,269	2,173,339
CRA International Inc.	1,417	113,728
Exponent Inc.	19,328	1,861,866
Forrester Research Inc.(a)	2,977	129,351
FTI Consulting Inc.(a)(b)	12,769	1,772,976
Heidrick & Struggles International Inc.	3,710	156,933
Huron Consulting Group Inc.(a)	5,111	287,545
ICF International Inc.	4,425	402,941
Insperity Inc.	13,402	1,173,211
Kelly Services Inc., Class A, NVS(a)	5,707	142,960
Kforce Inc.	5,107	286,196
Korn Ferry	20,446	1,388,079
ManTech International Corp./VA, Class A	5,554	474,034
TriNet Group Inc.(a)	14,886	1,171,677
TrueBlue Inc.(a)	8,524	241,229
Upwork Inc.(a)	34,197	1,575,114
Willdan Group Inc.(a)(b)	4,533	173,025

		16,075,865

Real Estate Management & Development — 0.9%
Cushman & Wakefield PLC(a)	23,283	395,811
eXp World Holdings Inc.(a)(b)	21,009	721,869
Forestar Group Inc.(a)	3,008	76,223
Howard Hughes Corp. (The)(a)	7,961	859,310
Jones Lang LaSalle Inc.(a)(b)	7,288	1,369,488
Marcus & Millichap Inc.(a)	5,468	193,130
Redfin Corp.(a)	38,698	2,739,045
St. Joe Co. (The)	11,837	542,016
Tejon Ranch Co.(a)	8,306	131,401

		7,028,293

Road & Rail — 0.6%
Daseke Inc.(a)	11,238	85,296
Heartland Express Inc.	10,833	201,385
Landstar System Inc.	6,669	1,148,935
Marten Transport Ltd.	15,838	264,811
Saia Inc.(a)	9,921	2,326,475
Schneider National Inc., Class B	5,294	128,274
Werner Enterprises Inc.	11,951	552,495

		4,707,671

Semiconductors & Semiconductor Equipment — 4.3%
ACM Research Inc., Class A(a)(b)	3,905	308,300
Advanced Energy Industries Inc.	14,304	1,577,874
Ambarella Inc.(a)	13,149	1,281,896
Amkor Technology Inc.	19,647	397,262
Axcelis Technologies Inc.(a)	12,773	530,463
Brooks Automation Inc.	27,784	2,815,353
CEVA Inc.(a)	8,586	476,008
Cirrus Logic Inc.(a)	21,638	1,610,084
CMC Materials Inc.	10,841	1,988,565
Cohu Inc.(a)	17,910	716,579
Diodes Inc.(a)	15,725	1,207,837

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
DSP Group Inc.(a)	8,120	$112,787
FormFactor Inc.(a)	29,222	1,144,041
Ichor Holdings Ltd.(a)	6,051	337,464
Impinj Inc.(a)	8,334	395,532
Kulicke & Soffa Industries Inc.	23,338	1,326,765
Lattice Semiconductor Corp.(a)	50,982	2,564,904
MACOM Technology Solutions Holdings Inc.(a)	17,241	976,013
Magnachip Semiconductor Corp.(a)	5,949	148,785
MaxLinear Inc.(a)	25,470	916,665
MKS Instruments Inc.	20,613	3,691,994
NeoPhotonics Corp.(a)	11,845	110,869
Onto Innovation Inc.(a)	7,687	526,713
PDF Solutions Inc.(a)	11,119	197,140
Photronics Inc.(a)	9,560	121,412
Power Integrations Inc.	22,320	1,848,319
Rambus Inc.(a)	41,764	792,681
Semtech Corp.(a)	24,105	1,632,873
Silicon Laboratories Inc.(a)	16,246	2,289,874
SiTime Corp.(a)	4,748	439,427
Synaptics Inc.(a)	4,945	691,657

		33,176,136

Software — 10.0%
8x8 Inc.(a)	40,145	1,320,369
A10 Networks Inc.(a)	23,066	200,213
ACI Worldwide Inc.(a)	43,529	1,644,526
Agilysys Inc.(a)	7,701	388,207
Alarm.com Holdings Inc.(a)	16,896	1,516,585
Altair Engineering Inc., Class A(a)	16,630	1,080,950
American Software Inc./GA, Class A	11,800	244,142
Appfolio Inc., Class A(a)	6,535	945,157
Appian Corp.(a)(b)	14,597	1,768,864
Benefitfocus Inc.(a)	11,050	149,396
Blackbaud Inc.(a)	9,958	708,213
Blackline Inc.(a)	19,170	2,224,870
Bottomline Technologies DE Inc.(a)	14,556	706,839
Box Inc., Class A(a)	53,859	1,147,197
CDK Global Inc.	19,542	1,047,256
Cerence Inc.(a)(b)	14,175	1,366,612
ChannelAdvisor Corp.(a)	6,428	135,952
Cloudera Inc.(a)	80,700	1,024,083
CommVault Systems Inc.(a)	7,756	539,120
Cornerstone OnDemand Inc.(a)	22,828	1,010,481
Datto Holding Corp.(a)(b)	8,668	221,467
Digimarc Corp.(a)(b)	5,436	183,356
Digital Turbine Inc.(a)	28,162	2,124,260
Dolby Laboratories Inc., Class A	24,456	2,481,550
Domo Inc., Class B(a)	10,047	645,922
Dropbox Inc., Class A(a)(b)	110,581	2,841,932
Duck Creek Technologies Inc.(a)(b)	12,150	505,197
eGain Corp.(a)	8,860	87,094
Envestnet Inc.(a)(b)	20,154	1,487,970
Everbridge Inc.(a)	13,510	1,792,912
FireEye Inc.(a)(b)	88,921	1,767,305
fuboTV Inc.(a)(b)	18,969	382,415
Intelligent Systems Corp.(a)(b)	2,667	102,199
InterDigital Inc.	11,534	800,690
j2 Global Inc.(a)	7,969	964,249
Jamf Holding Corp.(a)(b)	10,554	385,432
LivePerson Inc.(a)	23,564	1,287,773
Manhattan Associates Inc.(a)	23,938	3,285,251

76	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
McAfee Corp., Class A	13,291	$322,706
Medallia Inc.(a)(b)	30,985	913,748
MicroStrategy Inc., Class A(a)(b)	2,850	1,872,906
Mimecast Ltd.(a)	21,971	953,981
Mitek Systems Inc.(a)	16,332	264,742
Model N Inc.(a)	11,446	455,322
New Relic Inc.(a)(b)	20,220	1,300,146
Nutanix Inc., Class A(a)	38,435	1,039,282
OneSpan Inc.(a)	12,840	344,240
Pagerduty Inc.(a)(b)	21,604	917,306
Palantir Technologies Inc., Class A(a)	163,623	3,769,874
Ping Identity Holding Corp.(a)	13,714	332,976
Progress Software Corp.	10,477	457,426
Proofpoint Inc.(a)	21,363	3,676,786
PROS Holdings Inc.(a)	14,920	641,262
Q2 Holdings Inc.(a)(b)	19,326	2,010,291
QAD Inc., Class A	4,498	317,964
Qualys Inc.(a)	12,615	1,278,656
Rapid7 Inc.(a)	19,549	1,588,356
SailPoint Technologies Holdings Inc.(a)(b)	34,311	1,675,406
ShotSpotter Inc.(a)	3,226	112,716
Sprout Social Inc., Class A(a)	10,748	712,485
SPS Commerce Inc.(a)	13,373	1,369,930
Sumo Logic Inc.(a)	5,678	110,664
SVMK Inc.(a)	45,466	817,933
Tenable Holdings Inc.(a)	25,338	950,048
Teradata Corp.(a)	24,765	1,225,125
Upland Software Inc.(a)	9,773	484,350
Varonis Systems Inc.(a)	37,919	2,007,811
Verint Systems Inc.(a)	11,906	578,274
Vertex Inc., Class A(a)	9,366	191,347
Workiva Inc.(a)(b)	15,455	1,452,770
Xperi Holding Corp.	17,943	368,729
Yext Inc.(a)	36,497	509,133
Zix Corp.(a)	10,996	86,703
Zuora Inc., Class A(a)	39,294	636,563

		76,263,963

Specialty Retail — 2.1%
Academy Sports & Outdoors Inc.(a)(b)	4,502	138,707
America’s Car-Mart Inc./TX(a)	967	145,853
Asbury Automotive Group Inc.(a)	3,970	788,482
At Home Group Inc.(a)	8,773	277,051
Boot Barn Holdings Inc.(a)	11,015	776,998
Camping World Holdings Inc., Class A	8,558	372,615
Citi Trends Inc.	1,360	142,256
Container Store Group Inc. (The)(a)	7,866	110,832
GrowGeneration Corp.(a)(b)	18,020	785,672
Haverty Furniture Companies Inc.	3,614	167,942
Leslie’s Inc.(a)(b)	25,638	728,632
Lithia Motors Inc., Class A	9,960	3,828,425
Lumber Liquidators Holdings Inc.(a)	5,536	132,698
MarineMax Inc.(a)(b)	4,596	261,053
Monro Inc.	8,025	566,485
National Vision Holdings Inc.(a)	30,324	1,528,633
RH(a)(b)	6,074	4,179,033
Shoe Carnival Inc.	2,057	123,317
Sportsman’s Warehouse Holdings Inc.(a)	8,491	149,102
Vroom Inc.(a)(b)	13,206	611,042
Winmark Corp.	643	123,822

Security	Shares	Value

Specialty Retail (continued)
Zumiez Inc.(a)	3,574	$153,575

		16,092,225

Technology Hardware, Storage & Peripherals — 0.3%
Corsair Gaming Inc.(a)	8,054	267,232
Pure Storage Inc., Class A(a)	91,460	1,849,321
Turtle Beach Corp.(a)(b)	3,861	107,297

		2,223,850

Textiles, Apparel & Luxury Goods — 1.2%
Columbia Sportswear Co.	4,974	542,216
Crocs Inc.(a)	24,605	2,463,452
Levi Strauss & Co., Class A	10,972	316,652
Oxford Industries Inc.	2,612	238,293
Ralph Lauren Corp.	6,743	898,774
Skechers U.S.A. Inc., Class A(a)	32,393	1,570,736
Steven Madden Ltd.	17,201	699,565
Under Armour Inc., Class A(a)	43,267	1,051,821
Under Armour Inc., Class C, NVS(a)	43,409	864,273
Wolverine World Wide Inc.	17,226	718,669

		9,364,451

Thrifts & Mortgage Finance — 0.5%
Axos Financial Inc.(a)	9,356	422,423
Columbia Financial Inc.(a)	28,973	529,337
Kearny Financial Corp./MD	31,736	405,586
Meridian Bancorp. Inc.	19,959	441,293
Mr Cooper Group Inc.(a)	12,892	444,516
PennyMac Financial Services Inc.(c)	7,510	452,177
TFS Financial Corp.	16,592	324,540
Waterstone Financial Inc.	10,301	202,930
WSFS Financial Corp.	11,914	608,686

		3,831,488

Tobacco — 0.1%
Turning Point Brands Inc.	4,310	210,414
Vector Group Ltd.	17,232	224,878

		435,292

Trading Companies & Distributors — 0.7%
Applied Industrial Technologies Inc.	6,558	627,338
DXP Enterprises Inc./TX(a)	4,888	143,072
GATX Corp.	6,025	588,703
McGrath RentCorp.	4,719	386,863
Rush Enterprises Inc., Class A	9,918	489,552
SiteOne Landscape Supply Inc.(a)	16,573	2,972,865
Systemax Inc.	5,876	251,023
Titan Machinery Inc.(a)	4,924	128,566

		5,587,982

Water Utilities — 0.4%
American States Water Co.	9,634	762,916
Cadiz Inc.(a)	11,387	132,659
California Water Service Group	19,015	1,117,131
Middlesex Water Co.	4,492	368,434
SJW Group	6,062	397,364
York Water Co. (The)	4,977	257,012

		3,035,516

Wireless Telecommunication Services — 0.1%
Shenandoah Telecommunications Co.	18,619	879,934

Total Common Stocks — 99.9% (Cost: $728,441,554)		765,436,709

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Investments

Money Market Funds — 10.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	78,070,290	$78,109,325
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	960,000	960,000

		79,069,325

Total Short-Term Investments — 10.3% (Cost: $79,053,634)		79,069,325

Total Investments in Securities — 110.2% (Cost: $807,495,188)		844,506,034

Other Assets, Less Liabilities — (10.2)%		(78,191,080)

Net Assets — 100.0%		$766,314,954

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$44,610,732	$33,522,087	(a)	$—	$10,908	$(34,402)	$78,109,325	78,070,290	$316,241	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	310,000	650,000	(a)	—	—	—	960,000	960,000	279		—

					$10,908	$(34,402)	$79,069,325		$316,520		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	5	06/18/21	$565	$(300)
S&P Select Sector Technology E-Mini Index	1	06/18/21	141	41

				$(259)

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$41

78	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Growth ETF

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Equity Contracts

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$300

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$155,523

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(23,199)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$396,181

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$765,436,709	$—	$—	$765,436,709
Money Market Funds	79,069,325	—	—	79,069,325

	$844,506,034	$—	$—	$844,506,034

Derivative financial instruments(a)
Assets
Futures Contracts	$41	$—	$—	$41
Liabilities
Futures Contracts	(300)	—	—	(300)

	$(259)	$—	$—	$(259)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
AAR Corp.	2,965	$119,312
Aerojet Rocketdyne Holdings Inc.	8,009	374,181
BWX Technologies Inc.	5,041	337,344
Cubic Corp.	6,141	459,592
Curtiss-Wright Corp.	4,230	541,017
Ducommun Inc.(a)	2,208	130,117
Hexcel Corp.(a)	7,525	424,485
Kaman Corp.	2,461	131,294
Kratos Defense & Security Solutions Inc.(a)	11,309	302,403
Maxar Technologies Inc.	5,348	207,556
Moog Inc., Class A	5,768	499,220
National Presto Industries Inc.	713	73,353
PAE Inc.(a)	4,780	42,877
Parsons Corp.(a)	4,417	195,806
Spirit AeroSystems Holdings Inc., Class A	12,491	570,714
Triumph Group Inc.(a)	10,171	172,093
Vectrus Inc.(a)	1,899	99,413
Virgin Galactic Holdings Inc.(a)	13,528	299,645

		4,980,422

Air Freight & Logistics — 0.2%
Air Transport Services Group Inc.(a)(b)	4,305	113,308
Atlas Air Worldwide Holdings Inc.(a)	5,401	366,782
Forward Air Corp.	2,646	233,615
Hub Group Inc., Class A(a)	4,452	292,585

		1,006,290

Airlines — 1.7%
Alaska Air Group Inc.(a)	24,092	1,665,721
Allegiant Travel Co.(a)	2,547	600,404
American Airlines Group Inc.(a)	122,764	2,666,434
Hawaiian Holdings Inc.(a)	10,162	255,168
JetBlue Airways Corp.(a)	61,145	1,244,912
SkyWest Inc.	10,339	513,435
Spirit Airlines Inc.(a)(b)	19,060	682,729

		7,628,803

Auto Components — 0.9%
Adient PLC(a)	17,705	820,450
American Axle & Manufacturing Holdings Inc.(a)	21,336	197,998
Cooper Tire & Rubber Co.	3,711	211,490
Cooper-Standard Holdings Inc.(a)	3,205	93,073
Dana Inc.	26,760	677,028
Goodyear Tire & Rubber Co. (The)(a)	44,493	765,724
Modine Manufacturing Co.(a)	4,995	81,319
Motorcar Parts of America Inc.(a)	1,711	36,958
Patrick Industries Inc.	2,107	188,787
Standard Motor Products Inc.	3,754	160,784
Stoneridge Inc.(a)	2,506	83,324
Tenneco Inc., Class A(a)	8,999	90,620
Veoneer Inc.(a)(b)	17,612	403,315
Visteon Corp.(a)	1,884	229,490

		4,040,360

Automobiles — 0.4%
Harley-Davidson Inc.	17,621	852,328
Thor Industries Inc.	4,837	684,871
Winnebago Industries Inc.	3,638	290,858

		1,828,057

Banks — 11.2%
1st Source Corp.	3,844	182,936

Security	Shares	Value

Banks (continued)
Associated Banc-Corp.	33,229	$727,383
Atlantic Union Bankshares Corp.	9,967	385,424
Banc of California Inc.	5,228	93,581
BancFirst Corp.	4,779	332,188
Bancorp. Inc. (The)(a)	8,775	194,849
BancorpSouth Bank	11,020	326,082
Bank of Hawaii Corp.	5,751	522,708
Bank OZK	25,304	1,037,211
BankUnited Inc.	17,589	819,823
BOK Financial Corp.	6,790	597,113
Bryn Mawr Bank Corp.	5,676	260,869
Camden National Corp.	3,347	159,719
Cathay General Bancorp.	16,390	663,467
CIT Group Inc.	19,013	1,013,203
Comerica Inc.	26,807	2,014,814
Community Bank System Inc.	3,618	280,865
Community Trust Bancorp. Inc.	4,749	211,615
ConnectOne Bancorp. Inc.	7,160	194,394
CrossFirst Bankshares Inc.(a)	15,168	223,576
Cullen/Frost Bankers Inc.	7,249	870,315
Customers Bancorp. Inc.(a)(b)	5,542	191,310
Dime Community Bancshares Inc.	6,635	219,751
East West Bancorp. Inc.	17,093	1,301,632
Eastern Bankshares Inc.	10,990	234,417
Enterprise Financial Services Corp.	6,015	295,517
FB Financial Corp.	4,954	207,870
First Bancshares Inc. (The)	3,142	122,915
First Busey Corp.	9,536	238,209
First Citizens BancShares Inc./NC, Class A	521	451,947
First Financial Corp./IN	3,096	136,967
First Foundation Inc.	6,606	157,223
First Hawaiian Inc.	28,229	775,168
First Horizon Corp.	106,994	1,956,920
First Interstate BancSystem Inc., Class A	5,919	278,015
First Merchants Corp.	12,226	564,963
Flushing Financial Corp.	9,546	222,135
FNB Corp.	68,553	883,648
Fulton Financial Corp.	36,130	616,017
German American Bancorp. Inc.	3,405	147,539
Great Southern Bancorp. Inc.	2,067	116,599
Hancock Whitney Corp.	18,658	862,746
Heartland Financial USA Inc.	5,538	278,395
Heritage Commerce Corp.	11,541	139,300
Hilltop Holdings Inc.	9,008	317,082
Home BancShares Inc./AR	20,182	561,665
Horizon Bancorp Inc./IN	8,231	150,957
Independent Bank Corp.	6,253	512,121
Independent Bank Corp./MI	4,210	99,188
Independent Bank Group Inc.	2,607	196,855
International Bancshares Corp.	12,460	590,479
Investors Bancorp. Inc.	18,688	273,592
Lakeland Bancorp. Inc.	14,397	261,018
Lakeland Financial Corp.	2,796	182,383
Midland States Bancorp. Inc.	6,974	196,527
National Bank Holdings Corp., Class A	2,039	81,356
Nicolet Bankshares Inc.(a)	2,034	162,232
OceanFirst Financial Corp.	15,110	345,415
OFG Bancorp.	7,979	189,023
Old National Bancorp./IN	31,386	593,195
PacWest Bancorp.	24,624	1,068,928

80	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Park National Corp.	2,743	$343,122
Peoples Bancorp. Inc./OH	5,859	195,866
People’s United Financial Inc.	81,964	1,486,007
Pinnacle Financial Partners Inc.	6,860	601,210
Popular Inc.	9,685	716,303
Prosperity Bancshares Inc.	11,656	855,084
QCR Holdings Inc.	3,230	155,751
Sandy Spring Bancorp. Inc.	10,984	498,234
Signature Bank/New York NY	11,370	2,859,669
South State Corp.	6,407	540,238
Sterling Bancorp./DE	25,085	630,386
Stock Yards Bancorp. Inc.	2,956	151,229
Synovus Financial Corp.	30,482	1,428,387
TCF Financial Corp.	29,394	1,338,015
Texas Capital Bancshares Inc.(a)	4,933	338,552
Tompkins Financial Corp.	1,335	104,330
Towne Bank/Portsmouth VA	9,431	292,172
TriCo Bancshares	6,983	323,173
TriState Capital Holdings Inc.(a)	8,837	210,939
Trustmark Corp.	14,631	474,191
UMB Financial Corp.	9,257	898,207
Umpqua Holdings Corp.	47,213	880,050
United Bankshares Inc./WV	24,843	975,585
Univest Financial Corp.	6,296	175,847
Valley National Bancorp.	84,288	1,160,646
Washington Trust Bancorp. Inc.	3,620	184,801
Webster Financial Corp.	18,861	997,936
WesBanco Inc.	15,300	555,237
Western Alliance Bancorp.	8,106	851,697
Wintrust Financial Corp.	7,756	597,988
Zions Bancorp. NA	31,631	1,765,010

		49,879,216

Beverages — 0.0%
Coca-Cola Consolidated Inc.	257	75,365
MGP Ingredients Inc.	1,221	73,382

		148,747

Biotechnology — 2.2%
Adverum Biotechnologies Inc.(a)	11,026	43,001
Aeglea BioTherapeutics Inc.(a)	4,423	34,411
Akebia Therapeutics Inc.(a)	17,723	56,536
Alkermes PLC(a)	15,836	348,471
ALX Oncology Holdings Inc.(a)	1,176	73,688
Apellis Pharmaceuticals Inc.(a)	4,397	222,796
Arena Pharmaceuticals Inc.(a)	6,198	425,369
Assembly Biosciences Inc.(a)	5,281	22,603
Atara Biotherapeutics Inc.(a)	8,492	119,398
Athersys Inc.(a)	18,163	30,332
Bluebird Bio Inc.(a)(b)	6,314	189,420
Catalyst Pharmaceuticals Inc.(a)	9,394	43,025
Celldex Therapeutics Inc.(a)(b)	4,480	135,878
Clovis Oncology Inc.(a)(b)	10,577	62,827
Coherus Biosciences Inc.(a)	12,420	183,816
Crinetics Pharmaceuticals Inc.(a)	2,813	48,693
CytomX Therapeutics Inc.(a)(b)	6,020	56,347
Denali Therapeutics Inc.(a)	15,544	939,479
Eagle Pharmaceuticals Inc./DE(a)	1,755	71,657
Emergent BioSolutions Inc.(a)	3,359	204,832
Enanta Pharmaceuticals Inc.(a)	3,760	190,782
Esperion Therapeutics Inc.(a)	5,374	144,829

Security	Shares	Value

Biotechnology (continued)
Forma Therapeutics Holdings Inc.(a)	2,049	$55,221
G1 Therapeutics Inc.(a)	2,429	51,179
Geron Corp.(a)	34,320	49,764
Global Blood Therapeutics Inc.(a)(b)	6,017	245,373
Homology Medicines Inc.(a)	3,613	24,460
Ideaya Biosciences Inc.(a)	3,250	66,788
ImmunityBio Inc.(a)(b)	2,520	44,730
Immunovant Inc.(a)	9,621	150,857
Inhibrx Inc.(a)	304	6,484
Inovio Pharmaceuticals Inc.(a)(b)	21,550	146,756
Ironwood Pharmaceuticals Inc.(a)	13,258	146,368
IVERIC bio Inc.(a)	10,780	75,460
Jounce Therapeutics Inc.(a)	1,985	18,719
Karyopharm Therapeutics Inc.(a)	4,432	41,395
Keros Therapeutics Inc.(a)	735	43,218
Kodiak Sciences Inc.(a)	6,079	734,586
Myriad Genetics Inc.(a)	14,735	445,292
Nkarta Inc.(a)	1,722	54,846
Nurix Therapeutics Inc.(a)	2,696	93,875
Precigen Inc.(a)(b)	10,060	77,814
Protagonist Therapeutics Inc.(a)	3,760	108,814
Prothena Corp. PLC(a)	5,239	139,043
Radius Health Inc.(a)	2,804	62,529
Rhythm Pharmaceuticals Inc.(a)	3,008	64,853
Rocket Pharmaceuticals Inc.(a)	2,790	127,894
Sangamo Therapeutics Inc.(a)	10,253	120,780
Seres Therapeutics Inc.(a)	5,514	114,746
Shattuck Labs Inc.(a)	1,146	43,181
Sorrento Therapeutics Inc.(a)(b)	44,999	370,342
Spectrum Pharmaceuticals Inc.(a)	28,115	87,438
Syndax Pharmaceuticals Inc.(a)	3,129	49,876
uniQure NV(a)(b)	3,002	96,875
United Therapeutics Corp.(a)	8,477	1,708,624
Vericel Corp.(a)	3,917	244,499
Viking Therapeutics Inc.(a)	6,899	44,085
ZIOPHARM Oncology Inc.(a)(b)	25,714	88,970

		9,693,924

Building Products — 1.1%
American Woodmark Corp.(a)	2,005	199,417
Apogee Enterprises Inc.	5,473	192,267
Armstrong World Industries Inc.	4,336	449,426
AZEK Co. Inc. (The)(a)	11,051	533,542
Builders FirstSource Inc.(a)	24,992	1,216,361
Cornerstone Building Brands Inc.(a)	5,001	70,314
Griffon Corp.	4,041	109,592
Insteel Industries Inc.	2,380	90,749
JELD-WEN Holding Inc.(a)	8,173	238,406
Masonite International Corp.(a)	1,926	243,235
PGT Innovations Inc.(a)	5,167	136,047
Quanex Building Products Corp.	4,630	126,353
Resideo Technologies Inc.(a)	27,701	831,307
UFP Industries Inc.	3,466	291,283

		4,728,299

Capital Markets — 3.2%
Affiliated Managers Group Inc.	8,055	1,298,224
Ares Management Corp., Class A	9,036	474,571
Artisan Partners Asset Management Inc., Class A	8,247	419,937
B. Riley Financial Inc.	2,122	151,277
BGC Partners Inc., Class A	70,400	373,120

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Blucora Inc.(a)	8,492	$122,242
BrightSphere Investment Group Inc.	13,305	299,496
Cohen & Steers Inc.	3,502	238,206
Cowen Inc., Class A	4,169	164,634
Diamond Hill Investment Group Inc.	1,055	180,405
Donnelley Financial Solutions Inc.(a)	6,365	194,514
Evercore Inc., Class A	4,668	654,127
Federated Hermes Inc.	18,125	522,000
Focus Financial Partners Inc., Class A(a)	3,356	157,933
Invesco Ltd.	74,646	2,015,442
Janus Henderson Group PLC	34,361	1,181,675
Jefferies Financial Group Inc.	24,183	786,189
LPL Financial Holdings Inc.	6,216	974,047
Moelis & Co., Class A	7,810	423,927
Oppenheimer Holdings Inc., Class A, NVS	1,776	90,878
Piper Sandler Cos	3,404	394,830
StepStone Group Inc., Class A	1,677	55,844
Stifel Financial Corp.	21,554	1,491,321
StoneX Group Inc.(a)	2,588	164,390
Victory Capital Holdings Inc., Class A	3,485	96,709
Virtu Financial Inc., Class A	16,393	485,725
Virtus Investment Partners Inc.	1,597	436,716
Waddell & Reed Financial Inc., Class A	12,876	321,643
WisdomTree Investments Inc.	31,479	213,585

		14,383,607

Chemicals — 2.4%
AdvanSix Inc.(a)	5,646	164,186
American Vanguard Corp.	6,230	123,229
Ashland Global Holdings Inc.	5,509	474,931
Avient Corp.	10,350	525,470
Axalta Coating Systems Ltd.(a)	22,000	701,580
Cabot Corp.	11,538	633,205
Chase Corp.	876	103,753
Chemours Co. (The)	31,335	946,317
Element Solutions Inc.	41,230	902,112
Ferro Corp.(a)	16,357	272,508
FutureFuel Corp.	10,198	129,515
Hawkins Inc.	3,097	103,285
HB Fuller Co.	5,223	349,001
Huntsman Corp.	22,655	649,519
Innospec Inc.	3,249	316,485
Koppers Holdings Inc.(a)	2,490	82,768
Kraton Corp.(a)	2,307	82,498
Kronos Worldwide Inc.	5,733	97,461
Minerals Technologies Inc.	6,970	544,636
NewMarket Corp.	1,290	447,101
Olin Corp.	27,401	1,179,065
PQ Group Holdings Inc.	8,288	116,032
Sensient Technologies Corp.	3,334	274,188
Tredegar Corp.	4,573	66,857
Trinseo SA	7,492	463,830
Tronox Holdings PLC, Class A	6,901	146,301
Valvoline Inc.	16,726	525,196
WR Grace & Co.	5,048	346,949

		10,767,978

Commercial Services & Supplies — 1.4%
ABM Industries Inc.	7,702	395,960
ACCO Brands Corp.	21,146	181,433
ADT Inc.	28,642	263,507

Security	Shares	Value

Commercial Services & Supplies (continued)
Brady Corp., Class A, NVS	6,497	$354,541
BrightView Holdings Inc.(a)	5,358	96,069
Cimpress PLC(a)	1,822	173,564
CoreCivic Inc.	26,008	202,082
Covanta Holding Corp.	23,040	346,522
Deluxe Corp.	8,323	366,378
Ennis Inc.	8,552	177,283
Healthcare Services Group Inc.	6,663	199,557
Herman Miller Inc.	11,629	482,603
HNI Corp.	6,629	280,672
Interface Inc.	12,876	165,328
KAR Auction Services Inc.	25,656	384,583
Kimball International Inc., Class B	10,796	157,406
Knoll Inc.	11,038	263,808
Matthews International Corp., Class A	6,951	287,632
SP Plus Corp.(a)	3,079	105,702
Steelcase Inc., Class A	19,578	270,176
Stericycle Inc.(a)	7,227	551,276
UniFirst Corp./MA	956	214,326
Viad Corp.	3,989	166,182

		6,086,590

Communications Equipment — 0.6%
ADTRAN Inc.	10,839	185,238
Casa Systems Inc.(a)(b)	2,402	18,844
CommScope Holding Co. Inc.(a)(b)	38,622	635,332
Comtech Telecommunications Corp.	5,538	132,801
Digi International Inc.(a)	2,646	47,284
EchoStar Corp., Class A(a)(b)	10,675	261,004
Extreme Networks Inc.(a)	10,607	120,708
Harmonic Inc.(a)	8,584	67,127
Infinera Corp.(a)	15,255	140,651
NETGEAR Inc.(a)	6,347	236,172
NetScout Systems Inc.(a)	14,619	382,945
Plantronics Inc.(a)	4,600	183,954
Ribbon Communications Inc.(a)	15,194	102,559
Viavi Solutions Inc.(a)	15,196	248,606

		2,763,225

Construction & Engineering — 1.2%
Aegion Corp.(a)	6,214	187,042
API Group Corp.(a)(c)	29,051	617,624
Argan Inc.	2,047	102,657
Construction Partners Inc., Class A(a)	3,469	110,071
Dycom Industries Inc.(a)	3,274	307,134
EMCOR Group Inc.	6,426	769,835
Fluor Corp.(a)	24,392	560,528
Granite Construction Inc.	9,379	357,340
Great Lakes Dredge & Dock Corp.(a)	12,884	202,279
IES Holdings Inc.(a)	1,509	79,660
MasTec Inc.(a)	6,144	641,188
MYR Group Inc.(a)	3,607	280,985
Northwest Pipe Co.(a)	2,291	76,222
NV5 Global Inc.(a)	874	78,774
Primoris Services Corp.	5,204	169,963
Sterling Construction Co. Inc.(a)	3,664	76,394
Tutor Perini Corp.(a)	8,244	132,728
Valmont Industries Inc.	1,825	450,501

		5,200,925

Construction Materials — 0.2%
Eagle Materials Inc.	4,646	641,798

82	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials (continued)
Forterra Inc.(a)	1,650	$38,709
U.S. Concrete Inc.(a)	1,373	87,062

		767,569

Consumer Finance — 1.1%
Credit Acceptance Corp.(a)(b)	1,276	503,752
Curo Group Holdings Corp.	4,426	63,380
Encore Capital Group Inc.(a)	3,949	155,354
Enova International Inc.(a)	5,288	181,061
FirstCash Inc.	5,258	378,734
LendingClub Corp.(a)	16,952	260,891
Navient Corp.	38,893	654,569
Nelnet Inc., Class A	2,316	171,917
OneMain Holdings Inc.	16,627	945,577
Oportun Financial Corp.(a)	3,060	66,433
PRA Group Inc.(a)	4,822	181,693
PROG Holdings Inc.	7,745	394,530
Santander Consumer USA Holdings Inc.	9,879	335,293
SLM Corp.	26,077	512,674
World Acceptance Corp.(a)(b)	975	127,472

		4,933,330

Containers & Packaging — 1.1%
Berry Global Group Inc.(a)	13,616	866,250
Graphic Packaging Holding Co.	27,803	515,746
Greif Inc., Class A, NVS	5,721	346,178
Myers Industries Inc.	5,187	117,019
O-I Glass Inc.(a)	30,943	510,250
Pactiv Evergreen Inc.	6,056	89,144
Ranpak Holdings Corp.(a)	7,582	145,802
Sealed Air Corp.	16,768	828,339
Silgan Holdings Inc.	9,339	393,825
Sonoco Products Co.	19,718	1,290,740

		5,103,293

Distributors — 0.1%
Core-Mark Holding Co. Inc.	8,725	371,336

Diversified Consumer Services — 0.7%
Adtalem Global Education Inc.(a)	10,176	349,139
American Public Education Inc.(a)	1,684	51,295
Carriage Services Inc.	1,914	71,162
Graham Holdings Co., Class B	818	519,929
Grand Canyon Education Inc.(a)	3,235	350,318
H&R Block Inc.	34,466	767,213
Houghton Mifflin Harcourt Co.(a)	25,161	228,462
Laureate Education Inc., Class A(a)	10,971	150,851
Perdoceo Education Corp.(a)	15,307	178,480
Strategic Education Inc.	2,329	174,815
Stride Inc.(a)(b)	3,185	91,186
WW International Inc.(a)	9,176	254,542

		3,187,392

Diversified Financial Services — 0.1%
Cannae Holdings Inc.(a)	16,470	653,859

Diversified Telecommunication Services — 0.2%
Anterix Inc.(a)	1,003	47,462
Cogent Communications Holdings Inc.	2,426	183,187
Consolidated Communications Holdings Inc.(a)	14,429	103,889
Liberty Latin America Ltd., Class A(a)	6,244	86,698
Liberty Latin America Ltd., Class C, NVS(a)	18,650	260,168
ORBCOMM Inc.(a)	9,446	108,251

Security	Shares	Value

Diversified Telecommunication Services (continued)
Vonage Holdings Corp.(a)	13,408	$181,678

		971,333

Electric Utilities — 1.0%
ALLETE Inc.	10,236	720,205
Hawaiian Electric Industries Inc.	21,104	908,738
IDACORP Inc.	9,467	970,178
MGE Energy Inc.	4,639	347,044
Otter Tail Corp.	9,219	435,413
PNM Resources Inc.	7,755	382,787
Portland General Electric Co.	17,117	870,571

		4,634,936

Electrical Equipment — 1.2%
Acuity Brands Inc.(b)	6,938	1,287,138
Atkore Inc.(a)	8,985	703,346
AZZ Inc.	5,976	314,577
Encore Wire Corp.	3,164	236,287
EnerSys	4,563	417,879
GrafTech International Ltd.	25,743	327,451
nVent Electric PLC	33,048	1,006,312
Powell Industries Inc.	2,627	92,575
Regal Beloit Corp.	4,416	637,803
Thermon Group Holdings Inc.(a)	6,753	128,982

		5,152,350

Electronic Equipment, Instruments & Components — 2.3%
Arlo Technologies Inc.(a)	16,558	101,501
Arrow Electronics Inc.(a)	13,892	1,584,660
Avnet Inc.	19,906	874,271
Belden Inc.	8,815	381,513
Benchmark Electronics Inc.	4,084	122,602
ePlus Inc.(a)	2,051	205,838
Fabrinet(a)	3,184	272,614
FLIR Systems Inc.	12,714	762,459
Insight Enterprises Inc.(a)	6,884	690,947
Jabil Inc.	25,956	1,360,613
Knowles Corp.(a)	18,698	390,788
Methode Electronics Inc.	4,741	213,013
National Instruments Corp.	13,187	546,074
OSI Systems Inc.(a)	1,352	130,563
PC Connection Inc.	1,400	63,490
Plexus Corp.(a)	2,258	208,730
Sanmina Corp.(a)	12,924	527,816
ScanSource Inc.(a)	4,918	148,671
TTM Technologies Inc.(a)	13,302	199,530
Vishay Intertechnology Inc.	25,523	627,100
Vishay Precision Group Inc.(a)	2,479	79,031
Vontier Corp.(a)	18,896	592,201

		10,084,025

Energy Equipment & Services — 1.1%
Archrock Inc.	25,299	236,293
Cactus Inc., Class A	10,277	306,357
ChampionX Corp.(a)	35,637	748,733
Core Laboratories NV	8,181	230,541
Dril-Quip Inc.(a)	2,775	85,054
Frank’s International NV(a)	25,045	81,396
Helix Energy Solutions Group Inc.(a)(b)	28,635	122,844
Helmerich & Payne Inc.	21,339	546,919
Liberty Oilfield Services Inc., Class A	15,701	183,702
NexTier Oilfield Solutions Inc.(a)	31,415	112,780
NOV Inc.	73,015	1,091,574

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
Oceaneering International Inc.(a)	19,192	$206,314
Patterson-UTI Energy Inc.	37,872	256,015
ProPetro Holding Corp.(a)	16,312	157,084
RPC Inc.(a)	11,878	57,727
Select Energy Services Inc., Class A(a)	13,524	65,321
Transocean Ltd.(a)	113,447	365,299

		4,853,953

Entertainment — 0.4%
Cinemark Holdings Inc.	20,911	443,313
IMAX Corp.(a)	3,972	81,903
Lions Gate Entertainment Corp., Class A(a)(b)	12,333	178,458
Lions Gate Entertainment Corp., Class B, NVS(a)	22,667	285,604
Madison Square Garden Entertainment Corp.(a)(b)	3,603	326,468
Madison Square Garden Sports Corp.(a)	1,485	274,487
World Wrestling Entertainment Inc., Class A	3,525	194,263

		1,784,496

Equity Real Estate Investment Trusts (REITs) — 9.7%
Acadia Realty Trust	16,350	341,552
Agree Realty Corp.	5,550	390,498
Alexander & Baldwin Inc.	7,829	143,506
Alexander’s Inc.	449	124,481
American Assets Trust Inc.	7,021	246,086
American Campus Communities Inc.	26,252	1,186,853
American Finance Trust Inc.	26,937	269,639
Apartment Investment & Management Co., Class A	17,463	121,193
Apple Hospitality REIT Inc.	41,873	664,106
Armada Hoffler Properties Inc.	11,460	156,200
Brandywine Realty Trust	37,371	505,630
Brixmor Property Group Inc.	56,598	1,264,399
Brookfield Property REIT Inc., Class A	6,476	116,471
CareTrust REIT Inc.	6,041	146,071
CatchMark Timber Trust Inc., Class A	7,531	87,586
Centerspace	2,866	201,738
Chatham Lodging Trust(a)	7,270	100,835
City Office REIT Inc.	6,364	69,559
Colony Capital Inc.	96,324	674,268
Columbia Property Trust Inc.	25,615	461,326
CorePoint Lodging Inc.	10,620	106,094
Corporate Office Properties Trust	8,245	231,190
Cousins Properties Inc.	28,757	1,054,519
CubeSmart	16,298	690,057
DiamondRock Hospitality Co.(a)	39,802	414,737
Diversified Healthcare Trust	46,047	203,298
Douglas Emmett Inc.	12,043	403,922
Empire State Realty Trust Inc., Class A	28,038	319,353
EPR Properties	14,549	694,133
Equity Commonwealth	23,915	688,752
Essential Properties Realty Trust Inc.	11,504	301,290
Federal Realty Investment Trust	7,710	869,996
Four Corners Property Trust Inc.	6,834	197,298
Franklin Street Properties Corp.	22,861	120,706
GEO Group Inc. (The)(b)	18,436	101,582
Getty Realty Corp.	4,429	139,868
Gladstone Commercial Corp.	8,804	185,236
Gladstone Land Corp.	2,432	51,048
Global Net Lease Inc.	13,245	254,304
Healthcare Realty Trust Inc.	12,428	399,684
Healthcare Trust of America Inc., Class A	22,778	668,990
Highwoods Properties Inc.	19,954	893,740

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Hudson Pacific Properties Inc.	16,165	$454,398
Independence Realty Trust Inc.	14,460	243,506
Industrial Logistics Properties Trust	12,619	312,951
JBG SMITH Properties	21,386	697,397
Kilroy Realty Corp.	11,696	801,644
Kimco Realty Corp.	82,963	1,742,223
Kite Realty Group Trust	17,446	363,051
Lamar Advertising Co., Class A	10,220	1,012,189
Lexington Realty Trust	32,881	402,463
Life Storage Inc.	7,170	688,750
LTC Properties Inc.	9,515	404,673
Macerich Co. (The)	22,982	316,922
Mack-Cali Realty Corp.	18,452	301,875
Monmouth Real Estate Investment Corp.	10,005	184,892
National Health Investors Inc.	9,017	661,938
National Retail Properties Inc.	33,567	1,558,180
National Storage Affiliates Trust	4,765	216,522
New Senior Investment Group Inc.	17,289	114,453
Office Properties Income Trust	10,716	297,369
One Liberty Properties Inc.	4,775	118,754
Outfront Media Inc.	28,104	684,894
Paramount Group Inc.	34,702	368,188
Park Hotels & Resorts Inc.	45,607	1,017,492
Pebblebrook Hotel Trust(b)	14,885	355,454
Physicians Realty Trust	21,674	405,954
Piedmont Office Realty Trust Inc., Class A	26,492	493,281
Plymouth Industrial REIT Inc.	6,747	125,764
PotlatchDeltic Corp.	8,117	481,825
Preferred Apartment Communities Inc., Class A	11,817	120,533
PS Business Parks Inc.	1,964	318,895
Rayonier Inc.	12,513	453,972
Retail Opportunity Investments Corp.	24,485	430,936
Retail Properties of America Inc., Class A	41,475	486,502
RLJ Lodging Trust	32,858	530,328
RPT Realty	15,697	199,509
Ryman Hospitality Properties Inc.	10,450	821,893
Sabra Health Care REIT Inc.	41,913	761,559
Saul Centers Inc.	3,060	132,131
Seritage Growth Properties, Class A(a)	7,156	123,083
Service Properties Trust	32,286	397,602
SITE Centers Corp.	33,841	499,155
SL Green Realty Corp.	13,418	993,066
Spirit Realty Capital Inc.	13,146	624,961
STAG Industrial Inc.	13,402	489,307
STORE Capital Corp.	27,415	981,183
Summit Hotel Properties Inc.(a)	20,429	207,763
Sunstone Hotel Investors Inc.	43,770	576,013
Tanger Factory Outlet Centers Inc.	18,363	320,434
UMH Properties Inc.	4,458	95,981
Uniti Group Inc.	44,737	510,002
Universal Health Realty Income Trust	1,372	91,855
Urban Edge Properties	14,228	268,198
Urstadt Biddle Properties Inc., Class A	8,286	150,557
Washington REIT	18,161	421,698
Weingarten Realty Investors	23,907	773,152
Xenia Hotels & Resorts Inc.	21,468	417,123

		43,286,187

Food & Staples Retailing — 0.8%
Andersons Inc. (The)	3,524	101,209
BJ’s Wholesale Club Holdings Inc.(a)	12,433	555,382

84	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Chefs’ Warehouse Inc. (The)(a)(b)	6,266	$201,953
HF Foods Group Inc.(a)	4,726	29,443
Ingles Markets Inc., Class A	2,989	183,196
PriceSmart Inc.	1,985	166,819
Rite Aid Corp.(a)	10,846	190,022
SpartanNash Co.	7,407	143,474
Sprouts Farmers Market Inc.(a)(b)	23,223	594,741
U.S. Foods Holding Corp.(a)	16,217	672,357
United Natural Foods Inc.(a)(b)	10,930	402,880
Weis Markets Inc.	3,617	187,541

		3,429,017

Food Products — 1.4%
B&G Foods Inc.	12,500	364,750
Calavo Growers Inc.	1,572	122,820
Cal-Maine Foods Inc.	3,641	136,028
Flowers Foods Inc.	20,419	489,239
Fresh Del Monte Produce Inc.	4,033	113,731
Hain Celestial Group Inc. (The)(a)	9,150	375,241
Hostess Brands Inc.(a)	26,611	406,882
Ingredion Inc.	12,508	1,168,372
J&J Snack Foods Corp.	1,550	255,145
John B Sanfilippo & Son Inc.	2,163	190,128
Landec Corp.(a)	3,029	34,288
Mission Produce Inc.(a)	828	16,726
Pilgrim’s Pride Corp.(a)(b)	8,570	205,337
Post Holdings Inc.(a)	10,721	1,219,835
Sanderson Farms Inc.	1,583	260,451
Seaboard Corp.	29	103,762
Seneca Foods Corp., Class A(a)	1,493	68,768
Simply Good Foods Co. (The)(a)(b)	5,144	177,725
Tootsie Roll Industries Inc.	2,145	67,718
TreeHouse Foods Inc.(a)	10,868	517,317
Whole Earth Brands Inc.(a)	6,347	85,685

		6,379,948

Gas Utilities — 1.1%
Chesapeake Utilities Corp.	1,462	173,276
National Fuel Gas Co.	17,474	867,759
New Jersey Resources Corp.	18,277	766,720
Northwest Natural Holding Co.	6,472	348,970
ONE Gas Inc.	10,083	811,379
South Jersey Industries Inc.	19,673	486,907
Southwest Gas Holdings Inc.	11,153	777,587
Spire Inc.	10,019	754,832

		4,987,430

Health Care Equipment & Supplies — 0.9%
Accuray Inc.(a)	18,612	87,476
AngioDynamics Inc.(a)	3,884	94,381
Atrion Corp.	120	76,632
Avanos Medical Inc.(a)	4,501	194,488
CONMED Corp.	2,542	358,295
CryoLife Inc.(a)	4,215	122,994
Envista Holdings Corp.(a)(b)	30,475	1,318,958
Inogen Inc.(a)	3,701	242,008
Integer Holdings Corp.(a)	2,319	217,708
Integra LifeSciences Holdings Corp.(a)	3,696	273,800
Intersect ENT Inc.(a)	2,755	60,087
Invacare Corp.	8,047	72,664
Lantheus Holdings Inc.(a)	13,268	314,452
LivaNova PLC(a)	2,843	241,285

Security	Shares	Value

Health Care Equipment & Supplies (continued)
OraSure Technologies Inc.(a)	5,432	$49,703
Orthofix Medical Inc.(a)	2,023	89,720
SeaSpine Holdings Corp.(a)	2,258	46,989
Varex Imaging Corp.(a)	3,824	90,782
ViewRay Inc.(a)	11,992	57,681

		4,010,103

Health Care Providers & Services — 1.5%
Acadia Healthcare Co. Inc.(a)	17,166	1,045,753
AMN Healthcare Services Inc.(a)(b)	4,746	376,358
Apollo Medical Holdings Inc.(a)	2,085	61,904
Biodesix Inc.(a)(b)	356	5,824
Brookdale Senior Living Inc.(a)	37,083	242,523
Community Health Systems Inc.(a)	24,234	270,209
Covetrus Inc.(a)	6,028	172,702
Cross Country Healthcare Inc.(a)	3,895	51,881
Hanger Inc.(a)	3,524	87,853
MEDNAX Inc.(a)	16,926	445,492
ModivCare Inc.(a)	1,145	160,392
National HealthCare Corp.	1,789	125,785
Option Care Health Inc.(a)	9,220	175,918
Owens & Minor Inc.	7,524	271,541
Patterson Companies Inc.	17,115	550,076
Premier Inc., Class A	13,679	483,553
RadNet Inc.(a)	3,742	83,596
Select Medical Holdings Corp.(a)	9,044	341,140
Surgery Partners Inc.(a)	5,561	268,040
Tenet Healthcare Corp.(a)	20,393	1,208,489
Tivity Health Inc.(a)	4,106	99,283
Triple-S Management Corp., Class B(a)	5,383	127,631

		6,655,943

Health Care Technology — 0.5%
Allscripts Healthcare Solutions Inc.(a)	27,062	421,085
Change Healthcare Inc.(a)	43,057	988,158
Computer Programs & Systems Inc.	3,330	99,966
Evolent Health Inc., Class A(a)	15,309	331,593
NextGen Healthcare Inc.(a)	11,373	208,240

		2,049,042

Hotels, Restaurants & Leisure — 2.8%
Bally’s Corp.	3,401	197,122
BJ’s Restaurants Inc.(a)	2,274	138,691
Bloomin’ Brands Inc.(a)	15,634	494,034
Boyd Gaming Corp.(a)	7,690	508,694
Brinker International Inc.	8,654	580,943
Carrols Restaurant Group Inc.(a)	8,155	48,033
Cheesecake Factory Inc. (The)	8,386	524,880
Choice Hotels International Inc.	3,016	343,221
Chuy’s Holdings Inc.(a)	1,941	94,837
Cracker Barrel Old Country Store Inc.	4,512	755,625
Dave & Buster’s Entertainment Inc.(a)	9,265	423,040
Del Taco Restaurants Inc.	6,165	70,281
Denny’s Corp.(a)	12,318	233,303
Dine Brands Global Inc.	3,216	310,826
El Pollo Loco Holdings Inc.(a)	4,494	76,128
Extended Stay America Inc.	20,172	401,221
Golden Entertainment Inc.(a)	3,495	120,473
Hilton Grand Vacations Inc.(a)	8,596	383,038
Hyatt Hotels Corp., Class A(a)	4,371	359,864
Jack in the Box Inc.	2,155	260,001
Noodles & Co., Class A(a)	6,698	80,945

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Norwegian Cruise Line Holdings Ltd.(a)	69,965	$2,172,413
Red Rock Resorts Inc., Class A	12,055	441,575
Ruth’s Hospitality Group Inc.	3,810	99,479
Scientific Games Corp./DE, Class A(a)	10,764	629,909
Shake Shack Inc., Class A(a)	2,285	248,494
Six Flags Entertainment Corp.	14,606	686,190
Travel + Leisure Co.	16,536	1,067,068
Wendy’s Co. (The)	8,943	201,844
Wyndham Hotels & Resorts Inc.	10,483	766,412

		12,718,584

Household Durables — 1.8%
Beazer Homes USA Inc.(a)	5,420	120,920
Casper Sleep Inc.(a)	2,770	23,684
Century Communities Inc.(a)	5,464	404,008
Ethan Allen Interiors Inc.	3,619	103,902
GoPro Inc., Class A(a)	11,100	124,653
Green Brick Partners Inc.(a)	9,229	238,201
Helen of Troy Ltd.(a)	1,463	309,000
Hooker Furniture Corp.	3,025	113,468
iRobot Corp.(a)(b)	2,285	248,608
KB Home	16,052	774,188
La-Z-Boy Inc.	6,277	279,075
Leggett & Platt Inc.	13,418	666,472
LGI Homes Inc.(a)	1,717	284,644
M/I Homes Inc.(a)	3,320	231,470
MDC Holdings Inc.	4,999	293,241
Meritage Homes Corp.(a)	3,484	370,663
Taylor Morrison Home Corp.(a)	23,101	720,982
Tempur Sealy International Inc.	11,943	455,506
Toll Brothers Inc.	20,066	1,258,138
TRI Pointe Homes Inc.(a)	21,888	521,372
Tupperware Brands Corp.(a)	9,443	230,126
Universal Electronics Inc.(a)	3,022	171,801

		7,944,122

Household Products — 0.2%
Central Garden & Pet Co.(a)	786	42,554
Central Garden & Pet Co., Class A, NVS(a)	5,471	269,556
Energizer Holdings Inc.	5,039	248,423
Spectrum Brands Holdings Inc.	3,999	352,472

		913,005

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy Inc., Class A	1,685	44,787
Clearway Energy Inc., Class C	7,271	208,605

		253,392

Insurance — 3.5%
Ambac Financial Group Inc.(a)	11,682	200,346
American Equity Investment Life Holding Co.	16,273	504,138
American National Group Inc.	2,532	287,002
AMERISAFE Inc.	3,525	218,832
Argo Group International Holdings Ltd.	8,292	432,677
Assured Guaranty Ltd.	14,507	737,681
Athene Holding Ltd., Class A(a)	25,570	1,525,762
Axis Capital Holdings Ltd.	7,153	399,137
Brighthouse Financial Inc.(a)	18,738	876,751
CNO Financial Group Inc.	29,328	748,744
Enstar Group Ltd.(a)	1,898	476,740
FBL Financial Group Inc., Class A	2,747	155,727
First American Financial Corp.	22,554	1,454,733
Genworth Financial Inc., Class A(a)	102,936	444,684

Security	Shares	Value

Insurance (continued)
Hanover Insurance Group Inc. (The)	7,655	$1,058,763
HCI Group Inc.	1,251	91,848
Heritage Insurance Holdings Inc.	4,772	43,473
James River Group Holdings Ltd.	5,804	273,426
Kemper Corp.	7,750	604,965
MBIA Inc.(a)	11,290	113,126
Mercury General Corp.	6,501	404,817
National Western Life Group Inc., Class A	771	176,790
Old Republic International Corp.	54,489	1,341,519
Primerica Inc.	3,125	499,281
Safety Insurance Group Inc.	2,364	193,919
Selective Insurance Group Inc.	8,526	649,170
SiriusPoint Ltd.(a)	13,483	142,650
United Fire Group Inc.	4,170	126,184
Universal Insurance Holdings Inc.	5,380	75,051
Unum Group	39,242	1,108,979
Watford Holdings Ltd.(a)	4,631	161,437

		15,528,352

Interactive Media & Services — 0.3%
Cars.com Inc.(a)(b)	13,668	180,555
Eventbrite Inc., Class A(a)	13,739	323,828
TripAdvisor Inc.(a)	10,953	516,215
Yelp Inc.(a)	5,894	231,634

		1,252,232

Internet & Direct Marketing Retail — 0.3%
Groupon Inc.(a)	4,527	229,202
Liquidity Services Inc.(a)	2,953	52,947
PetMed Express Inc.	1,577	46,403
Qurate Retail Inc., Series A	72,805	866,380
Waitr Holdings Inc.(a)	9,122	22,440

		1,217,372

IT Services — 2.0%
Alliance Data Systems Corp.	9,487	1,118,043
Cardtronics PLC, Class A(a)	7,000	271,880
Cass Information Systems Inc.	1,905	87,421
Conduent Inc.(a)	34,487	234,512
CSG Systems International Inc.	6,656	306,109
DXC Technology Co.	49,055	1,614,400
Euronet Worldwide Inc.(a)	3,173	455,103
EVERTEC Inc.	4,641	185,176
ExlService Holdings Inc.(a)	2,556	236,123
GreenSky Inc., Class A(a)	9,021	54,938
Hackett Group Inc. (The)	3,943	65,572
I3 Verticals Inc., Class A(a)	4,323	143,610
International Money Express Inc.(a)	2,179	34,385
Limelight Networks Inc.(a)(b)	8,505	26,621
MAXIMUS Inc.	4,686	429,425
MoneyGram International Inc.(a)	6,693	46,182
Perficient Inc.(a)	2,202	144,473
Perspecta Inc.	25,691	751,976
Repay Holdings Corp.(a)	5,612	128,234
Sabre Corp.	60,403	904,837
Sykes Enterprises Inc.(a)	5,404	236,857
Unisys Corp.(a)	12,147	291,528
Verra Mobility Corp.(a)(b)	11,998	161,253
WEX Inc.(a)	4,210	863,934

		8,792,592

Leisure Products — 0.9%
Acushnet Holdings Corp.	2,992	126,591

86	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Brunswick Corp./DE	6,879	$736,947
Johnson Outdoors Inc., Class A	664	94,162
Malibu Boats Inc., Class A(a)	1,477	123,123
MasterCraft Boat Holdings Inc.(a)	3,866	109,640
Mattel Inc.(a)	65,552	1,406,746
Nautilus Inc.(a)	2,253	37,760
Polaris Inc.	5,662	792,850
Smith & Wesson Brands Inc.	10,790	187,746
Sturm Ruger & Co. Inc.	2,026	131,568
Vista Outdoor Inc.(a)	11,411	372,113

		4,119,246

Life Sciences Tools & Services — 0.3%
Fluidigm Corp.(a)	7,463	37,390
Luminex Corp.	4,841	177,616
Pacific Biosciences of California Inc.(a)	18,739	559,359
Syneos Health Inc.(a)	7,976	676,764

		1,451,129

Machinery — 4.2%
AGCO Corp.	5,557	810,877
Albany International Corp., Class A	3,400	303,416
Allison Transmission Holdings Inc.	20,292	841,509
Altra Industrial Motion Corp.	3,676	216,921
Astec Industries Inc.	2,108	158,121
Barnes Group Inc.	5,551	277,106
Blue Bird Corp.(a)	3,099	83,487
CIRCOR International Inc.(a)	2,203	75,717
Colfax Corp.(a)(b)	22,193	1,002,902
Columbus McKinnon Corp./NY	1,991	98,574
Crane Co.	9,035	849,832
Douglas Dynamics Inc.	1,581	70,718
Enerpac Tool Group Corp.	5,236	139,278
Flowserve Corp.	24,131	956,553
Gates Industrial Corp. PLC(a)	12,283	211,882
Gorman-Rupp Co. (The)	3,007	103,802
Greenbrier Companies Inc. (The)	6,607	312,115
Hillenbrand Inc.	14,242	699,140
Hyster-Yale Materials Handling Inc.	885	71,552
ITT Inc.	8,758	825,967
John Bean Technologies Corp.	2,801	407,209
Kadant Inc.	755	134,413
Kennametal Inc.	16,174	649,548
Lincoln Electric Holdings Inc.	3,554	455,090
Luxfer Holdings PLC	6,105	134,981
Lydall Inc.(a)	3,506	129,196
Manitowoc Co. Inc. (The)(a)	7,276	166,475
Meritor Inc.(a)	5,566	150,449
Middleby Corp. (The)(a)	3,809	690,648
Miller Industries Inc./TN	2,066	88,879
Mueller Industries Inc.	6,924	310,680
Mueller Water Products Inc., Class A	14,785	212,312
Navistar International Corp.(a)	9,346	413,560
Oshkosh Corp.	12,962	1,612,862
REV Group Inc.	2,783	50,762
Rexnord Corp.	22,412	1,119,031
SPX Corp.(a)	4,266	258,775
SPX FLOW Inc.	4,803	319,832
Standex International Corp.	1,697	160,909
Tennant Co.	1,547	122,074
Terex Corp.	13,532	635,869

Security	Shares	Value

Machinery (continued)
Timken Co. (The)	12,717	$1,066,575
TriMas Corp.(a)(b)	8,502	270,704
Trinity Industries Inc.	5,098	140,909
Wabash National Corp.	6,957	122,513
Welbilt Inc.(a)	15,098	337,289
Woodward Inc.	5,333	666,678

		18,937,691

Marine — 0.1%
Genco Shipping & Trading Ltd.	4,602	70,595
Kirby Corp.(a)	7,438	473,800

		544,395

Media — 1.0%
AMC Networks Inc., Class A(a)(b)	5,802	291,725
Clear Channel Outdoor Holdings Inc.(a)	91,290	229,138
EW Scripps Co. (The), Class A, NVS	11,561	249,949
Gray Television Inc.	8,453	171,765
Iheartmedia Inc., Class A(a)(b)	21,665	414,668
John Wiley & Sons Inc., Class A	8,549	486,780
Loral Space & Communications Inc.	1,325	53,172
Meredith Corp.(a)	8,088	251,537
MSG Networks Inc., Class A(a)	8,228	130,578
Nexstar Media Group Inc., Class A	3,440	507,090
Scholastic Corp., NVS	7,266	220,378
Sinclair Broadcast Group Inc., Class A	5,998	194,755
TEGNA Inc.	41,819	838,889
Tribune Publishing Co.(a)	6,300	109,872
WideOpenWest Inc.(a)	10,456	147,116

		4,297,412

Metals & Mining — 2.2%
Alcoa Corp.(a)	35,369	1,295,920
Allegheny Technologies Inc.(a)	24,294	565,078
Arconic Corp.(a)	7,109	203,317
Carpenter Technology Corp.	9,600	363,552
Century Aluminum Co.(a)	9,479	148,441
Cleveland-Cliffs Inc.	86,886	1,551,784
Coeur Mining Inc.(a)	23,956	193,565
Commercial Metals Co.	23,463	685,589
Hecla Mining Co.	41,698	246,435
Kaiser Aluminum Corp.	2,838	341,894
Materion Corp.	1,152	81,573
McEwen Mining Inc.(a)(b)	22,550	27,060
Schnitzer Steel Industries Inc., Class A	5,993	282,930
Steel Dynamics Inc.	36,945	2,003,158
SunCoke Energy Inc.	9,922	66,974
United States Steel Corp.	50,329	1,158,070
Warrior Met Coal Inc.	10,012	158,690
Worthington Industries Inc.	4,033	263,194

		9,637,224

Mortgage Real Estate Investment — 1.9%
Apollo Commercial Real Estate Finance Inc.	24,865	378,197
Arbor Realty Trust Inc.	22,613	399,798
Ares Commercial Real Estate Corp.	8,726	128,796
ARMOUR Residential REIT Inc.	16,365	203,417
Blackstone Mortgage Trust Inc., Class A	28,127	913,846
Capstead Mortgage Corp.	18,458	119,608
Chimera Investment Corp.	48,262	634,163
Colony Credit Real Estate Inc.	17,256	149,955
Dynex Capital Inc.	5,191	104,858
Ellington Financial Inc.	5,855	105,039

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment (continued)
Granite Point Mortgage Trust Inc.	6,121	$81,042
Hannon Armstrong Sustainable Infrastructure Capital Inc.	4,603	241,197
Invesco Mortgage Capital Inc.	44,608	173,971
KKR Real Estate Finance Trust Inc.	6,063	127,929
Ladder Capital Corp.	24,510	291,424
MFA Financial Inc.	91,335	401,874
New Residential Investment Corp.	88,666	950,500
New York Mortgage Trust Inc.	73,333	336,598
Orchid Island Capital Inc.	26,685	146,767
PennyMac Mortgage Investment Trust	18,594	372,810
Ready Capital Corp.	12,467	180,896
Redwood Trust Inc.	9,727	108,067
Starwood Property Trust Inc.	56,310	1,453,924
TPG RE Finance Trust Inc.	12,939	161,220
Two Harbors Investment Corp.	57,638	449,576

		8,615,472

Multi-Utilities — 0.8%
Avista Corp.	13,377	615,610
Black Hills Corp.	11,732	809,273
MDU Resources Group Inc.	38,324	1,282,321
NorthWestern Corp.	10,527	716,152
Unitil Corp.	3,376	194,559

		3,617,915

Multiline Retail — 0.9%
Big Lots Inc.	3,380	233,017
Dillard’s Inc., Class A	1,419	140,353
Franchise Group Inc.	5,432	209,295
Kohl’s Corp.	30,200	1,771,532
Macy’s Inc.	58,305	966,697
Nordstrom Inc.	20,660	757,809

		4,078,703

Oil, Gas & Consumable Fuels — 5.1%
Alto Ingredients Inc.(a)(b)	17,248	95,899
Antero Midstream Corp.	54,332	469,428
Antero Resources Corp.(a)	54,002	487,098
APA Corp.	72,334	1,446,680
Arch Resources Inc.	2,953	131,143
Bonanza Creek Energy Inc.(a)	3,914	129,514
Cimarex Energy Co.	19,403	1,284,479
Clean Energy Fuels Corp.(a)	13,807	151,877
CNX Resources Corp.(a)	42,553	571,061
Comstock Resources Inc.(a)	3,648	20,028
Continental Resources Inc./OK(a)	11,466	312,334
CVR Energy Inc.	9,699	206,492
Delek U.S. Holdings Inc.	14,816	351,584
Denbury Inc.(a)	2,886	157,027
Devon Energy Corp.	113,224	2,647,177
Diamondback Energy Inc.	34,731	2,838,565
Dorian LPG Ltd.(a)	3,472	46,143
EQT Corp.(a)	53,567	1,023,130
Equitrans Midstream Corp.	78,205	638,153
HollyFrontier Corp.	31,145	1,090,075
International Seaways Inc.	5,644	99,786
Kosmos Energy Ltd.	78,520	224,567
Magnolia Oil & Gas Corp., Class A(a)	26,447	297,793
Marathon Oil Corp.	151,126	1,701,679
Matador Resources Co.	9,009	237,027
Murphy Oil Corp.	28,416	481,083
Ovintiv Inc.	49,934	1,194,921

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Par Pacific Holdings Inc.(a)	10,226	$155,333
PBF Energy Inc., Class A(a)	18,713	265,350
PDC Energy Inc.(a)	19,430	709,389
Range Resources Corp.(a)	50,226	493,219
Renewable Energy Group Inc.(a)	3,105	172,390
REX American Resources Corp.(a)	1,614	130,298
Southwestern Energy Co.(a)	124,916	533,391
Talos Energy Inc.(a)	6,897	77,177
Targa Resources Corp.	43,751	1,517,722
Tellurian Inc.(a)	16,593	36,753
World Fuel Services Corp.	12,159	376,078

		22,801,843

Paper & Forest Products — 0.6%
Clearwater Paper Corp.(a)	3,338	111,689
Domtar Corp.	10,954	431,807
Glatfelter Corp.	5,985	88,099
Louisiana-Pacific Corp.	20,376	1,342,371
Mercer International Inc.	8,089	133,388
Neenah Inc.	3,618	192,369
Schweitzer-Mauduit International Inc.	6,351	290,050
Verso Corp., Class A	7,815	120,664

		2,710,437

Personal Products — 0.6%
BellRing Brands Inc., Class A(a)	7,561	194,998
Coty Inc., Class A(a)	54,518	545,725
Edgewell Personal Care Co.	10,710	409,122
elf Beauty Inc.(a)	2,497	75,534
Herbalife Nutrition Ltd.(a)	16,002	732,412
Inter Parfums Inc.	1,265	93,104
Nu Skin Enterprises Inc., Class A	9,933	525,059
USANA Health Sciences Inc.(a)	1,199	107,898

		2,683,852

Pharmaceuticals — 0.7%
Aerie Pharmaceuticals Inc.(a)	3,020	51,733
Amneal Pharmaceuticals Inc.(a)	22,098	121,760
ANI Pharmaceuticals Inc.(a)(b)	1,887	62,799
Axsome Therapeutics Inc.(a)	2,714	164,089
Collegium Pharmaceutical Inc.(a)	3,377	75,307
Corcept Therapeutics Inc.(a)	9,357	213,246
Endo International PLC(a)	43,319	248,218
Innoviva Inc.(a)	12,124	138,820
Intra-Cellular Therapies Inc.(a)(b)	4,747	163,439
Nektar Therapeutics(a)(b)	35,005	686,448
Odonate Therapeutics Inc.(a)	1,185	3,970
Osmotica Pharmaceuticals PLC(a)(b)	1,565	4,507
Phibro Animal Health Corp., Class A	3,937	96,535
Prestige Consumer Healthcare Inc.(a)(b)	9,547	415,867
Provention Bio Inc.(a)	5,578	40,106
Reata Pharmaceuticals Inc., Class A(a)(b)	5,088	515,923
Supernus Pharmaceuticals Inc.(a)	10,291	313,361

		3,316,128

Professional Services — 2.2%
ASGN Inc.(a)	6,361	669,050
Barrett Business Services Inc.	1,221	89,536
CACI International Inc., Class A(a)	2,132	543,362
CBIZ Inc.(a)	6,492	218,066
CRA International Inc.	704	56,503
Forrester Research Inc.(a)	1,074	46,665
Heidrick & Struggles International Inc.	2,915	123,305

88	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Huron Consulting Group Inc.(a)	2,153	$121,128
ICF International Inc.	1,575	143,420
KBR Inc.	26,625	1,053,285
Kelly Services Inc., Class A, NVS(a)	6,504	162,925
Kforce Inc.	1,947	109,110
ManpowerGroup Inc.	10,642	1,286,511
ManTech International Corp./VA, Class A	2,603	222,166
Nielsen Holdings PLC	67,625	1,734,581
Resources Connection Inc.	11,125	156,974
Robert Half International Inc.	21,707	1,901,750
Science Applications International Corp.	10,925	976,913
TrueBlue Inc.(a)	4,058	114,841

		9,730,091

Real Estate Management & Development — 0.8%
Cushman & Wakefield PLC(a)(b)	9,367	159,239
Forestar Group Inc.(a)	1,915	48,526
Howard Hughes Corp. (The)(a)(b)	4,517	487,565
Jones Lang LaSalle Inc.(a)	6,114	1,148,882
Kennedy-Wilson Holdings Inc.	24,120	495,666
Marcus & Millichap Inc.(a)	2,582	91,196
Newmark Group Inc., Class A	32,775	352,331
RE/MAX Holdings Inc., Class A	3,590	131,861
Realogy Holdings Corp.(a)	22,896	395,643
RMR Group Inc. (The), Class A	3,814	150,958

		3,461,867

Road & Rail — 0.8%
ArcBest Corp.	5,263	382,936
Avis Budget Group Inc.(a)(b)	9,911	888,125
Daseke Inc.(a)(b)	7,710	58,519
Heartland Express Inc.	7,492	139,276
Landstar System Inc.	3,750	646,050
Marten Transport Ltd.	5,820	97,310
Ryder System Inc.	10,396	830,017
Schneider National Inc., Class B	4,728	114,559
Werner Enterprises Inc.	5,659	261,616

		3,418,408

Semiconductors & Semiconductor Equipment — 0.6%
Alpha & Omega Semiconductor Ltd.(a)	4,043	125,737
Amkor Technology Inc.	10,178	205,799
Ichor Holdings Ltd.(a)	2,423	135,131
Magnachip Semiconductor Corp.(a)	4,381	109,569
NeoPhotonics Corp.(a)	4,208	39,387
Onto Innovation Inc.(a)	5,645	386,795
Photronics Inc.(a)	7,306	92,786
SMART Global Holdings Inc.(a)	2,869	132,404
SunPower Corp.(a)(b)	15,185	390,103
Synaptics Inc.(a)(b)	4,110	574,866
Ultra Clean Holdings Inc.(a)	8,442	431,133
Veeco Instruments Inc.(a)	9,880	227,339

		2,851,049

Software — 0.9%
Avaya Holdings Corp.(a)	14,653	421,567
Blackbaud Inc.(a)	4,127	293,512
CDK Global Inc.	11,448	613,498
ChannelAdvisor Corp.(a)	2,837	60,003
CommVault Systems Inc.(a)	5,323	370,002
Ebix Inc.	4,493	135,284
j2 Global Inc.(a)	3,889	470,569
Nutanix Inc., Class A(a)	16,774	453,569

Security	Shares	Value

Software (continued)
Progress Software Corp.	3,251	$141,939
Teradata Corp.(a)	8,110	401,202
Verint Systems Inc.(a)	6,709	325,856
Xperi Holding Corp.	11,417	234,619
Zix Corp.(a)(b)	5,102	40,229

		3,961,849

Specialty Retail — 3.4%
Abercrombie & Fitch Co., Class A	12,271	460,040
Academy Sports & Outdoors Inc.(a)(b)	3,082	94,956
American Eagle Outfitters Inc.	28,457	983,759
America’s Car-Mart Inc./TX(a)	879	132,580
Asbury Automotive Group Inc.(a)(b)	1,620	321,748
At Home Group Inc.(a)(b)	6,241	197,091
AutoNation Inc.(a)	10,278	1,053,290
Bed Bath & Beyond Inc.	23,333	590,792
Buckle Inc. (The)	5,614	235,451
Caleres Inc.	8,214	191,468
Camping World Holdings Inc., Class A	2,680	116,687
Children’s Place Inc. (The)(a)	2,934	229,879
Citi Trends Inc.	1,304	136,398
Conn’s Inc.(a)	3,852	77,965
Designer Brands Inc. , Class A	11,394	201,674
Dick’s Sporting Goods Inc.	12,507	1,032,828
Foot Locker Inc.	19,739	1,164,206
GameStop Corp., Class A(a)	10,515	1,825,299
Genesco Inc.(a)	2,887	144,350
Group 1 Automotive Inc.	3,284	539,101
Guess? Inc.	7,510	203,070
Haverty Furniture Companies Inc.	1,610	74,817
Hibbett Sports Inc.(a)	3,240	257,418
Lumber Liquidators Holdings Inc.(a)	2,897	69,441
MarineMax Inc.(a)	2,293	130,242
Monro Inc.	2,168	153,039
Murphy USA Inc.	4,786	667,168
ODP Corp. (The)(a)	10,391	420,108
Penske Automotive Group Inc.	5,907	517,985
Rent-A-Center Inc./TX	9,504	546,955
Sally Beauty Holdings Inc.(a)(b)	21,245	426,387
Shoe Carnival Inc.	1,102	66,065
Signet Jewelers Ltd.(a)	10,205	609,749
Sleep Number Corp.(a)	4,889	547,030
Sonic Automotive Inc., Class A	4,592	226,569
Sportsman’s Warehouse Holdings Inc.(a)	4,253	74,683
TravelCenters of America Inc.(a)(b)	2,944	80,931
Urban Outfitters Inc.(a)	13,203	473,988
Winmark Corp.	105	20,220
Zumiez Inc.(a)	2,388	102,612

		15,398,039

Technology Hardware, Storage & Peripherals — 0.7%
3D Systems Corp.(a)	23,783	512,286
Avid Technology Inc.(a)	8,108	184,376
Diebold Nixdorf Inc.(a)	15,248	228,873
Eastman Kodak Co.(a)	12,769	95,257
NCR Corp.(a)	24,563	1,123,757
Super Micro Computer Inc.(a)	8,561	316,928
Turtle Beach Corp.(a)	1,394	38,739
Xerox Holdings Corp.	31,957	771,442

		3,271,658

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 2.8%
Capri Holdings Ltd.(a)	29,051	$1,600,129
Carter’s Inc.	8,336	906,873
Columbia Sportswear Co.	3,173	345,889
Fossil Group Inc.(a)	9,642	124,382
G-III Apparel Group Ltd.(a)	8,829	286,854
Hanesbrands Inc.	66,645	1,403,544
Kontoor Brands Inc.	9,042	568,109
Levi Strauss & Co., Class A	8,603	248,283
Oxford Industries Inc.	2,336	213,113
PVH Corp.	13,655	1,545,473
Ralph Lauren Corp.	5,645	752,422
Skechers U.S.A. Inc., Class A(a)	9,267	449,357
Steven Madden Ltd.	6,768	275,255
Tapestry Inc.	53,410	2,555,668
Under Armour Inc., Class A(a)	15,192	369,317
Under Armour Inc., Class C, NVS(a)(b)	12,964	258,113
Unifi Inc.(a)	3,453	93,335
Wolverine World Wide Inc.	7,526	313,985

		12,310,101

Thrifts & Mortgage Finance — 2.1%
Axos Financial Inc.(a)	5,057	228,324
Capitol Federal Financial Inc.	24,446	315,965
Essent Group Ltd.	21,735	1,142,826
Federal Agricultural Mortgage Corp., Class C, NVS	2,291	235,652
Flagstar Bancorp. Inc.	9,095	423,281
Kearny Financial Corp./MD	13,757	175,815
Meridian Bancorp. Inc.	5,182	114,574
MGIC Investment Corp.	65,379	996,376
Mr Cooper Group Inc.(a)	7,754	267,358
New York Community Bancorp. Inc.	89,703	1,072,848
NMI Holdings Inc., Class A(a)	18,444	476,593
PennyMac Financial Services Inc.	4,099	246,801
Premier Financial Corp.	9,665	305,317
Provident Financial Services Inc.	13,935	328,448
Radian Group Inc.	37,019	912,148
Rocket Companies Inc., Class A	22,223	498,906
TFS Financial Corp.	8,927	174,612
Walker & Dunlop Inc.	6,473	717,532
Washington Federal Inc.	14,276	464,684
Waterstone Financial Inc.	6,537	128,779

		9,226,839

Tobacco — 0.1%
Universal Corp./VA	4,974	279,688
Vector Group Ltd.	14,343	187,176

		466,864

Trading Companies & Distributors — 1.8%
Air Lease Corp.	20,502	957,648
Applied Industrial Technologies Inc.	4,417	422,530
Beacon Roofing Supply Inc.(a)	10,789	607,744
Boise Cascade Co.	7,852	523,886
CAI International Inc.	3,348	142,457
DXP Enterprises Inc./TX(a)	2,250	65,858
GATX Corp.	3,639	355,567
GMS Inc.(a)	8,850	386,834

Security	Shares	Value

Trading Companies & Distributors (continued)
H&E Equipment Services Inc.	6,907	$268,682
Herc Holdings Inc.(a)	4,983	526,205
McGrath RentCorp.	2,780	227,904
MRC Global Inc.(a)(b)	12,856	121,104
MSC Industrial Direct Co. Inc., Class A	9,033	814,415
NOW Inc.(a)	22,997	225,831
Rush Enterprises Inc., Class A	3,287	162,246
Titan Machinery Inc.(a)	2,963	77,364
Triton International Ltd.	12,793	641,825
Univar Solutions Inc.(a)	33,206	775,360
WESCO International Inc.(a)	8,517	781,179

		8,084,639

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	14,298	476,266

Water Utilities — 0.1%
American States Water Co.	2,231	176,673
Middlesex Water Co.	1,308	107,282
SJW Group	2,089	136,934

		420,889

Wireless Telecommunication Services — 0.2%
Boingo Wireless Inc.(a)	8,859	123,672
Gogo Inc.(a)(b)	9,322	97,135
Telephone and Data Systems Inc.	19,939	458,198
U.S. Cellular Corp.(a)	3,134	106,963

		785,968

Total Common Stocks — 99.9% (Cost: $381,352,998)		445,727,610

Short-Term Investments

Money Market Funds — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	14,013,972	14,020,978
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	160,000	160,000

		14,180,978

Total Short-Term Investments — 3.2% (Cost: $14,178,358)		14,180,978

Total Investments in Securities — 103.1% (Cost: $395,531,356)		459,908,588

Other Assets, Less Liabilities — (3.1)%		(13,830,287)

Net Assets — 100.0%		$446,078,301

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

90	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$14,494,125	$—	$(465,042	)(a)	$5,199	$(13,304)	$14,020,978	14,013,972	$109,418	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	663,000	—	(503,000	)(a)	—	—	160,000	160,000	393		—
PennyMac Financial Services Inc.(c)	—	1,063,844	(1,164,824)		355,953	—	N/A	N/A	4,746		—
PennyMac Mortgage Investment Trust(c)	544,804	368,511	(856,948)		(329,294)	641,438	N/A	N/A	8,682		—

					$31,858	$628,134	$14,180,978		$123,239		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity was not considered an affiliate.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	3	06/18/21	$339	$96
S&P MidCap 400 E-Mini Index	1	06/18/21	272	(92)

				$4

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$96

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$92

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$417,335

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(88,951)

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Small-Cap Value ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$493,387

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$445,727,610	$—	$—	$445,727,610
Money Market Funds	14,180,978	—	—	14,180,978

	$459,908,588	$—	$—	$459,908,588

Derivative financial instruments(a)
Assets
Futures Contracts	$96	$—	$—	$96
Liabilities
Futures Contracts	(92)	—	—	(92)

	$4	$—	$—	$4

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

92	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Boeing Co. (The)(a)	12,675	$2,969,879
General Dynamics Corp.	5,373	1,022,106
HEICO Corp.	994	139,955
HEICO Corp., Class A	1,693	213,792
Howmet Aerospace Inc.(a)	8,964	286,489
Huntington Ingalls Industries Inc.	940	199,581
L3Harris Technologies Inc.	4,764	996,772
Lockheed Martin Corp.	5,696	2,167,670
Northrop Grumman Corp.	3,588	1,271,731
Raytheon Technologies Corp.	35,110	2,922,556
Teledyne Technologies Inc.(a)	850	380,587
Textron Inc.	5,215	335,012
TransDigm Group Inc.(a)	1,262	774,540

		13,680,670

Air Freight & Logistics — 0.7%
CH Robinson Worldwide Inc.	3,075	298,521
Expeditors International of Washington Inc.	3,889	427,246
FedEx Corp.	5,643	1,638,219
United Parcel Service Inc., Class B	16,628	3,389,784
XPO Logistics Inc.(a)	2,347	326,515

		6,080,285

Airlines — 0.2%
Delta Air Lines Inc.(a)	14,831	695,870
Southwest Airlines Co.	13,710	860,714
United Airlines Holdings Inc.(a)	7,452	405,389

		1,961,973

Auto Components — 0.2%
Aptiv PLC(a)	6,258	900,464
Autoliv Inc.(a)	1,806	181,792
BorgWarner Inc.	5,492	266,801
Gentex Corp.	5,595	196,832
Lear Corp.	1,272	233,845
QuantumScape Corp.(a)(b)	3,187	116,453

		1,896,187

Automobiles — 1.7%
Ford Motor Co.(a)	90,449	1,043,782
General Motors Co.	29,292	1,676,088
Tesla Inc.(a)	17,748	12,591,141

		15,311,011

Banks — 4.0%
Bank of America Corp.	175,609	7,117,433
Citigroup Inc.	48,235	3,436,261
Citizens Financial Group Inc.	9,950	460,486
Commerce Bancshares Inc.	2,421	188,378
Fifth Third Bancorp	16,549	670,896
First Republic Bank/CA	4,090	749,452
Huntington Bancshares Inc./OH	23,894	366,056
JPMorgan Chase & Co.	70,532	10,848,527
KeyCorp	22,661	493,103
M&T Bank Corp.	3,009	474,489
PNC Financial Services Group Inc. (The)	9,800	1,832,110
Regions Financial Corp.	22,462	489,672
SVB Financial Group(a)	1,251	715,359
Truist Financial Corp.	31,126	1,846,083
U.S. Bancorp.	31,594	1,875,104
Wells Fargo & Co.	95,555	4,304,753

		35,868,162

Security	Shares	Value

Beverages — 1.4%
Boston Beer Co. Inc. (The), Class A, NVS(a)	212	$257,896
Brown-Forman Corp., Class A	1,284	91,613
Brown-Forman Corp., Class B, NVS	4,235	323,046
Coca-Cola Co. (The)	89,646	4,839,091
Constellation Brands Inc., Class A	3,944	947,822
Keurig Dr Pepper Inc.	13,500	483,975
Molson Coors Beverage Co., Class B	4,327	237,769
Monster Beverage Corp.(a)	8,591	833,756
PepsiCo Inc.	31,887	4,596,830

		12,611,798

Biotechnology — 2.1%
AbbVie Inc.	40,818	4,551,207
ACADIA Pharmaceuticals Inc.(a)	2,683	55,162
Alexion Pharmaceuticals Inc.(a)	5,105	861,111
Alnylam Pharmaceuticals Inc.(a)	2,747	386,338
Amgen Inc.	13,347	3,198,475
Biogen Inc.(a)	3,530	943,675
BioMarin Pharmaceutical Inc.(a)	4,177	325,472
Exact Sciences Corp.(a)	3,906	514,889
Exelixis Inc.(a)	7,166	176,427
Gilead Sciences Inc.	29,038	1,843,042
Horizon Therapeutics PLC(a)	5,245	496,282
Incyte Corp.(a)	4,294	366,622
Ionis Pharmaceuticals Inc.(a)	3,234	138,480
Mirati Therapeutics Inc.(a)	1,050	174,531
Moderna Inc.(a)	7,061	1,262,648
Neurocrine Biosciences Inc.(a)	2,159	204,004
Regeneron Pharmaceuticals Inc.(a)	2,438	1,173,409
Sarepta Therapeutics Inc.(a)	1,825	129,283
Seagen Inc.(a)	2,970	426,967
Vertex Pharmaceuticals Inc.(a)	6,024	1,314,437

		18,542,461

Building Products — 0.5%
A O Smith Corp.	3,155	213,751
Allegion PLC	2,084	280,048
Carrier Global Corp.	18,976	826,974
Fortune Brands Home & Security Inc.	3,183	334,151
Johnson Controls International PLC	16,686	1,040,205
Lennox International Inc.	787	263,913
Masco Corp.	5,905	377,212
Owens Corning	2,442	236,410
Trane Technologies PLC	5,530	961,280
Trex Co. Inc.(a)	2,660	287,253

		4,821,197

Capital Markets — 3.0%
Ameriprise Financial Inc.	2,694	696,130
Apollo Global Management Inc.	4,850	268,544
Bank of New York Mellon Corp. (The)	18,714	933,454
BlackRock Inc.(c)	3,287	2,693,039
Blackstone Group Inc. (The)	15,827	1,400,531
Carlyle Group Inc. (The)	2,684	114,499
Charles Schwab Corp. (The)	34,579	2,434,362
CME Group Inc.	8,298	1,676,113
FactSet Research Systems Inc.	880	295,874
Franklin Resources Inc.	6,269	188,070
Goldman Sachs Group Inc. (The)	7,953	2,771,223
Intercontinental Exchange Inc.	12,980	1,527,876
KKR & Co. Inc.	13,424	759,530
MarketAxess Holdings Inc.	872	425,937

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Moody’s Corp.	3,738	$1,221,242
Morgan Stanley	34,672	2,862,174
Morningstar Inc.	502	133,035
MSCI Inc.	1,921	933,164
Nasdaq Inc.	2,650	428,081
Northern Trust Corp.	4,812	547,606
Raymond James Financial Inc.	2,818	368,538
S&P Global Inc.	5,564	2,172,130
SEI Investments Co.	2,737	168,161
State Street Corp.	8,181	686,795
T Rowe Price Group Inc.	5,300	949,760

		26,655,868

Chemicals — 1.8%
Air Products & Chemicals Inc.	5,114	1,475,287
Albemarle Corp.	2,697	453,555
Celanese Corp.	2,679	419,665
CF Industries Holdings Inc.	4,918	239,162
Corteva Inc.	17,273	842,231
Dow Inc.	17,251	1,078,188
DuPont de Nemours Inc.	12,513	964,877
Eastman Chemical Co.	3,124	360,478
Ecolab Inc.	5,755	1,289,811
FMC Corp.	2,997	354,365
International Flavors & Fragrances Inc.	5,776	821,174
Linde PLC	12,082	3,453,519
LyondellBasell Industries NV, Class A	5,988	621,195
Mosaic Co. (The)	7,927	278,872
PPG Industries Inc.	5,501	941,991
RPM International Inc.	2,988	283,382
Scotts Miracle-Gro Co. (The)	947	218,909
Sherwin-Williams Co. (The)	5,605	1,535,041
Westlake Chemical Corp.	790	74,173

		15,705,875

Commercial Services & Supplies — 0.4%
Cintas Corp.	2,051	707,882
Copart Inc.(a)	4,855	604,496
IAA Inc.(a)	3,093	194,271
Republic Services Inc.	4,924	523,421
Rollins Inc.	5,087	189,644
Waste Management Inc.	9,012	1,243,386

		3,463,100

Communications Equipment — 0.8%
Arista Networks Inc.(a)	1,273	401,212
Ciena Corp.(a)	3,564	179,875
Cisco Systems Inc.	97,585	4,968,052
F5 Networks Inc.(a)	1,428	266,693
Juniper Networks Inc.	7,539	191,415
Lumentum Holdings Inc.(a)	1,738	147,817
Motorola Solutions Inc.	3,930	740,019
Ubiquiti Inc.	171	48,792

		6,943,875

Construction & Engineering — 0.1%
AECOM(a)	3,395	225,530
Quanta Services Inc.	3,176	306,929

		532,459

Construction Materials — 0.1%
Martin Marietta Materials Inc.	1,438	507,787

Security	Shares	Value

Construction Materials (continued)
Vulcan Materials Co.	3,097	$552,009

		1,059,796

Consumer Finance — 0.6%
Ally Financial Inc.	8,778	451,628
American Express Co.	15,076	2,311,905
Capital One Financial Corp.	10,617	1,582,782
Discover Financial Services	7,076	806,664
Synchrony Financial	12,680	554,623

		5,707,602

Containers & Packaging — 0.4%
Amcor PLC	35,892	421,731
AptarGroup Inc.	1,497	225,763
Avery Dennison Corp.	1,925	412,277
Ball Corp.	7,568	708,667
Crown Holdings Inc.	3,102	340,600
International Paper Co.	9,188	532,904
Packaging Corp. of America	2,180	321,877
Westrock Co.	6,055	337,566

		3,301,385

Distributors — 0.1%
Genuine Parts Co.	3,342	417,650
LKQ Corp.(a)	6,412	299,504
Pool Corp.	925	390,831

		1,107,985

Diversified Consumer Services — 0.1%
Bright Horizons Family Solutions Inc.(a)	1,394	201,893
Chegg Inc.(a)	3,252	293,753
Service Corp. International	3,891	207,935

		703,581

Diversified Financial Services — 1.4%
Berkshire Hathaway Inc., Class B(a)(b)	44,072	12,117,596
Equitable Holdings Inc.	9,005	308,241
Voya Financial Inc.	2,846	193,016

		12,618,853

Diversified Telecommunication Services — 1.2%
AT&T Inc.	164,847	5,177,844
Lumen Technologies Inc.	22,680	290,984
Verizon Communications Inc.	95,650	5,527,614

		10,996,442

Electric Utilities — 1.6%
Alliant Energy Corp.	5,741	322,472
American Electric Power Co. Inc.	11,512	1,021,230
Avangrid Inc.	1,281	65,203
Duke Energy Corp.	17,780	1,790,268
Edison International	8,858	526,608
Entergy Corp.	4,636	506,668
Evergy Inc.	5,216	333,668
Eversource Energy	7,985	688,467
Exelon Corp.	22,625	1,016,768
FirstEnergy Corp.	12,722	482,418
NextEra Energy Inc.	45,294	3,510,738
NRG Energy Inc.	5,620	201,308
OGE Energy Corp.	4,597	154,275
PG&E Corp.(a)	34,938	395,498
Pinnacle West Capital Corp.	2,587	218,990
PPL Corp.	17,950	522,884
Southern Co. (The)	24,419	1,615,805

94	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
Xcel Energy Inc.	12,488	$890,394

		14,263,662

Electrical Equipment — 0.6%
AMETEK Inc.	5,318	717,558
Eaton Corp. PLC	9,210	1,316,385
Emerson Electric Co.	13,879	1,255,911
Generac Holdings Inc.(a)	1,443	467,460
Hubbell Inc.	1,248	239,629
Rockwell Automation Inc.	2,701	713,766
Sensata Technologies Holding PLC(a)	3,622	209,134
Sunrun Inc.(a)	3,678	180,222

		5,100,065

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	13,894	935,622
CDW Corp./DE	3,255	580,464
Cognex Corp.	4,046	348,441
Corning Inc.	17,855	789,370
Flex Ltd.(a)	11,468	199,543
IPG Photonics Corp.(a)	835	181,287
Keysight Technologies Inc.(a)	4,340	626,479
SYNNEX Corp.	949	115,019
TE Connectivity Ltd.	7,668	1,031,116
Trimble Inc.(a)	5,881	482,242
Zebra Technologies Corp., Class A(a)	1,247	608,212

		5,897,795

Energy Equipment & Services — 0.2%
Baker Hughes Co.	17,115	343,669
Halliburton Co.	20,791	406,672
Schlumberger Ltd.	32,432	877,286

		1,627,627

Entertainment — 2.0%
Activision Blizzard Inc.	17,906	1,632,848
Electronic Arts Inc.	6,675	948,384
Liberty Media Corp.-Liberty Formula One, Class A(a)	593	24,562
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	4,679	219,632
Live Nation Entertainment Inc.(a)	3,296	269,876
Netflix Inc.(a)	10,236	5,255,879
Playtika Holding Corp.(a)	1,602	44,504
Roku Inc.(a)	2,575	883,148
Skillz Inc.(a)(b)	5,496	96,290
Take-Two Interactive Software Inc.(a)	2,647	464,231
Walt Disney Co. (The)(a)	41,958	7,805,027
Zynga Inc., Class A(a)	23,138	250,353

		17,894,734

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities Inc.	2,935	531,528
American Homes 4 Rent, Class A	6,176	228,759
American Tower Corp.	10,270	2,616,488
Americold Realty Trust	5,799	234,222
AvalonBay Communities Inc.	3,249	623,808
Boston Properties Inc.	3,283	358,996
Camden Property Trust	2,244	270,357
Crown Castle International Corp.	9,978	1,886,441
CyrusOne Inc.	2,768	201,593
Digital Realty Trust Inc.	6,485	1,000,700
Duke Realty Corp.	8,589	399,560
Equinix Inc.	2,068	1,490,532
Equity LifeStyle Properties Inc.	3,894	270,244
Equity Residential	7,994	593,395

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Essex Property Trust Inc.	1,493	$433,746
Extra Space Storage Inc.	3,037	451,572
Gaming and Leisure Properties Inc.	5,025	233,612
Healthpeak Properties Inc.	12,376	424,992
Host Hotels & Resorts Inc.	16,203	294,246
Invitation Homes Inc.	13,037	457,077
Iron Mountain Inc.	6,626	265,835
Medical Properties Trust Inc.	13,326	293,838
Mid-America Apartment Communities Inc.	2,627	413,306
Omega Healthcare Investors Inc.	5,322	202,236
Prologis Inc.	17,090	1,991,498
Public Storage	3,504	985,185
Realty Income Corp.	8,619	596,004
Regency Centers Corp.	3,629	231,022
SBA Communications Corp.	2,546	763,087
Simon Property Group Inc.	7,620	927,659
Sun Communities Inc.	2,580	430,421
UDR Inc.	6,817	316,650
Ventas Inc.	8,760	485,830
VEREIT Inc.	5,264	251,830
VICI Properties Inc.	12,329	390,829
Vornado Realty Trust	3,604	164,883
Welltower Inc.	9,706	728,241
Weyerhaeuser Co.	17,419	675,335
WP Carey Inc.	4,032	301,956

		23,417,513

Food & Staples Retailing — 1.2%
Casey’s General Stores Inc.	848	188,417
Costco Wholesale Corp.	10,229	3,806,109
Kroger Co. (The)	17,730	647,854
Sysco Corp.	11,834	1,002,695
Walgreens Boots Alliance Inc.	16,636	883,371
Walmart Inc.	32,046	4,483,556

		11,012,002

Food Products — 1.0%
Archer-Daniels-Midland Co.	12,974	819,049
Beyond Meat Inc.(a)(b)	1,141	150,247
Bunge Ltd.	3,218	271,664
Campbell Soup Co.	4,666	222,801
Conagra Brands Inc.	11,444	424,458
Darling Ingredients Inc.(a)	3,775	262,174
General Mills Inc.	14,095	857,822
Hershey Co. (The)	3,386	556,320
Hormel Foods Corp.	6,456	298,267
JM Smucker Co. (The)	2,520	330,095
Kellogg Co.	5,850	365,157
Kraft Heinz Co. (The)	15,108	623,809
Lamb Weston Holdings Inc.	3,363	270,721
McCormick & Co. Inc./MD, NVS	5,818	525,714
Mondelez International Inc., Class A	32,634	1,984,474
Tyson Foods Inc., Class A	6,878	532,701

		8,495,473

Gas Utilities — 0.1%
Atmos Energy Corp.	2,943	304,865
UGI Corp.	4,791	209,415

		514,280

Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	40,946	4,916,796
ABIOMED Inc.(a)	1,042	334,201

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Align Technology Inc.(a)	1,673	$996,322
Baxter International Inc.	11,708	1,003,259
Becton Dickinson and Co.	6,723	1,672,750
Boston Scientific Corp.(a)(b)	32,774	1,428,946
Cooper Companies Inc. (The)	1,128	463,484
Danaher Corp.	14,647	3,719,459
DENTSPLY SIRONA Inc.	5,030	339,575
DexCom Inc.(a)	2,237	863,706
Edwards Lifesciences Corp.(a)	14,454	1,380,646
Hill-Rom Holdings Inc.	1,525	168,085
Hologic Inc.(a)	5,919	387,990
IDEXX Laboratories Inc.(a)	1,978	1,085,902
Insulet Corp.(a)	1,529	451,391
Intuitive Surgical Inc.(a)	2,721	2,353,665
Masimo Corp.(a)	1,168	271,759
Medtronic PLC	31,158	4,079,205
Novocure Ltd.(a)	1,956	399,220
Penumbra Inc.(a)	777	237,754
Quidel Corp.(a)	884	92,634
ResMed Inc.	3,390	637,218
STERIS PLC	1,963	414,232
Stryker Corp.	7,566	1,987,059
Tandem Diabetes Care Inc.(a)	1,435	131,877
Teleflex Inc.	1,077	455,011
West Pharmaceutical Services Inc.	1,701	558,813
Zimmer Biomet Holdings Inc.	4,790	848,596

		31,679,555

Health Care Providers & Services — 2.6%
Amedisys Inc.(a)	755	203,737
AmerisourceBergen Corp.	3,412	412,170
Anthem Inc.	5,672	2,151,900
Cardinal Health Inc.	6,747	407,114
Centene Corp.(a)	13,491	832,934
Chemed Corp.	370	176,346
Cigna Corp.	8,129	2,024,202
CVS Health Corp.	30,303	2,315,149
DaVita Inc.(a)(b)	1,661	193,556
Encompass Health Corp.	2,278	193,311
Guardant Health Inc.(a)	1,963	312,078
HCA Healthcare Inc.	6,138	1,234,106
Henry Schein Inc.(a)	3,314	240,265
Humana Inc.	2,981	1,327,261
Laboratory Corp. of America Holdings(a)	2,275	604,854
LHC Group Inc.(a)	728	151,621
McKesson Corp.	3,699	693,784
Molina Healthcare Inc.(a)	1,385	353,314
Quest Diagnostics Inc.	3,067	404,476
UnitedHealth Group Inc.	21,853	8,714,976
Universal Health Services Inc., Class B	1,808	268,325

		23,215,479

Health Care Technology — 0.2%
Cerner Corp.	7,151	536,682
Teladoc Health Inc.(a)(b)	3,028	521,876
Veeva Systems Inc., Class A(a)	3,169	895,084

		1,953,642

Hotels, Restaurants & Leisure — 2.1%
Airbnb Inc., Class A(a)	1,691	292,053
Aramark	5,837	226,884
Booking Holdings Inc.(a)	947	2,335,378

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Inc.(a)	4,813	$470,904
Carnival Corp.(a)	18,622	520,671
Chipotle Mexican Grill Inc.(a)	654	975,788
Darden Restaurants Inc.	3,014	442,214
Domino’s Pizza Inc.	891	376,305
DraftKings Inc., Class A(a)(b)	7,524	426,310
Expedia Group Inc.	3,223	567,989
Hilton Worldwide Holdings Inc.(a)	6,447	829,729
Las Vegas Sands Corp.	7,677	470,293
Marriott International Inc./MD, Class A(a)	6,168	916,071
McDonald’s Corp.	17,234	4,068,603
MGM Resorts International	9,645	392,744
Penn National Gaming Inc.(a)	3,439	306,484
Royal Caribbean Cruises Ltd.	5,124	445,532
Starbucks Corp.	27,207	3,114,929
Vail Resorts Inc.	934	303,699
Wynn Resorts Ltd.(a)	2,417	310,343
Yum! Brands Inc.	6,972	833,293

		18,626,216

Household Durables — 0.4%
DR Horton Inc.	7,703	757,128
Garmin Ltd.	3,436	471,557
Lennar Corp., Class A	6,395	662,522
Lennar Corp., Class B	355	28,602
Mohawk Industries Inc.(a)	1,368	281,124
Newell Brands Inc.	8,680	234,013
NVR Inc.(a)	82	411,484
PulteGroup Inc.	6,110	361,223
Whirlpool Corp.	1,441	340,725

		3,548,378

Household Products — 1.3%
Church & Dwight Co. Inc.	5,732	491,462
Clorox Co. (The)	2,934	535,455
Colgate-Palmolive Co.	19,613	1,582,769
Kimberly-Clark Corp.	7,828	1,043,629
Procter & Gamble Co. (The)	56,922	7,594,533
Reynolds Consumer Products Inc.	1,253	36,738

		11,284,586

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	15,666	435,828
Vistra Corp.	11,112	187,460

		623,288

Industrial Conglomerates — 1.1%
3M Co.	13,384	2,638,522
Carlisle Companies Inc.	1,225	234,771
General Electric Co.	202,584	2,657,902
Honeywell International Inc.	16,073	3,584,922
Roper Technologies Inc.	2,433	1,086,189

		10,202,306

Insurance — 2.0%
Aflac Inc.	14,876	799,287
Alleghany Corp.(a)	326	221,344
Allstate Corp. (The)	7,033	891,784
American Financial Group Inc./OH	1,610	197,805
American International Group Inc.	19,866	962,508
Aon PLC, Class A	5,232	1,315,534
Arch Capital Group Ltd.(a)	9,257	367,595
Arthur J Gallagher & Co.	4,472	648,216
Assurant Inc.	1,332	207,259

96	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Brown & Brown Inc.	5,378	$286,002
Chubb Ltd.	10,406	1,785,566
Cincinnati Financial Corp.	3,473	391,338
Erie Indemnity Co., Class A, NVS	572	122,419
Everest Re Group Ltd.	931	257,840
Fidelity National Financial Inc.	2,641	120,482
Globe Life Inc.	2,213	226,810
Hartford Financial Services Group Inc. (The)	8,335	549,777
Lincoln National Corp.	4,144	265,755
Loews Corp.	5,217	290,848
Markel Corp.(a)	320	376,454
Marsh & McLennan Companies Inc.	11,745	1,593,797
MetLife Inc.	17,404	1,107,417
Principal Financial Group Inc.	5,827	372,171
Progressive Corp. (The)	13,550	1,365,027
Prudential Financial Inc.	9,211	924,416
Reinsurance Group of America Inc.	1,584	206,760
RenaissanceRe Holdings Ltd.	1,165	196,664
Travelers Companies Inc. (The)	5,867	907,390
W R Berkley Corp.	3,217	256,459
Willis Towers Watson PLC	2,975	770,109

		17,984,833

Interactive Media & Services — 6.3%
Alphabet Inc., Class A(a)	6,952	16,361,532
Alphabet Inc., Class C, NVS(a)	6,663	16,058,630
Facebook Inc., Class A(a)	55,602	18,075,098
IAC/InterActiveCorp.(a)	1,920	486,662
Match Group Inc.(a)(b)	6,234	970,197
Pinterest Inc., Class A(a)	12,351	819,736
Snap Inc., Class A, NVS(a)	21,445	1,325,730
Twitter Inc.(a)	18,462	1,019,472
Zillow Group Inc., Class A(a)	860	114,681
Zillow Group Inc., Class C, NVS(a)	3,562	463,487

		55,695,225

Internet & Direct Marketing Retail — 4.3%
Amazon.com Inc.(a)	9,892	34,299,719
ContextLogic Inc., Class A(a)(b)	1,096	15,201
DoorDash Inc., Class A(a)	788	112,818
eBay Inc.	14,991	836,348
Etsy Inc.(a)	2,935	583,449
Grubhub Inc.(a)	2,186	148,735
MercadoLibre Inc.(a)	1,057	1,660,526
Wayfair Inc., Class A(a)	1,705	503,947

		38,160,743

IT Services — 5.5%
Accenture PLC, Class A	14,658	4,250,380
Affirm Holdings Inc.(a)(b)	748	52,734
Akamai Technologies Inc.(a)	3,752	407,842
Automatic Data Processing Inc.	9,890	1,849,331
Black Knight Inc.(a)	3,602	260,857
Broadridge Financial Solutions Inc.	2,679	424,970
Cognizant Technology Solutions Corp., Class A	12,298	988,759
EPAM Systems Inc.(a)	1,291	590,955
Fidelity National Information Services Inc.	14,350	2,194,115
Fiserv Inc.(a)	13,305	1,598,197
FleetCor Technologies Inc.(a)	1,949	560,766
Gartner Inc.(a)	2,037	399,008
Genpact Ltd.	4,022	191,166
Global Payments Inc.	6,821	1,463,991

Security	Shares	Value

IT Services (continued)
GoDaddy Inc., Class A(a)	3,895	$338,164
International Business Machines Corp.	20,652	2,930,106
Jack Henry & Associates Inc.	1,747	284,464
Mastercard Inc., Class A	20,267	7,743,210
MongoDB Inc.(a)	1,199	356,655
Okta Inc.(a)(b)	2,868	773,500
Paychex Inc.	7,458	727,080
PayPal Holdings Inc.(a)	27,069	7,099,928
Snowflake Inc., Class A(a)	1,363	315,657
Square Inc., Class A(a)(b)	9,007	2,205,094
Twilio Inc., Class A(a)	3,710	1,364,538
VeriSign Inc.(a)	2,299	502,952
Visa Inc., Class A	39,204	9,156,486
Western Union Co. (The)	9,442	243,226

		49,274,131

Leisure Products — 0.1%
Hasbro Inc.	2,933	291,687
Peloton Interactive Inc., Class A(a)	6,083	598,263

		889,950

Life Sciences Tools & Services — 1.3%
10X Genomics Inc., Class A(a)	1,695	335,271
Agilent Technologies Inc.	7,071	944,969
Avantor Inc.(a)	11,878	380,571
Bio-Rad Laboratories Inc., Class A(a)	497	313,175
Bio-Techne Corp.	891	380,894
Bruker Corp.(b)	2,331	159,720
Charles River Laboratories International Inc.(a)	1,152	382,982
Illumina Inc.(a)	3,374	1,325,442
IQVIA Holdings Inc.(a)	4,438	1,041,554
Mettler-Toledo International Inc.(a)	545	715,760
PerkinElmer Inc.	2,572	333,408
PPD Inc.(a)	2,497	115,361
PRA Health Sciences Inc.(a)	1,482	247,331
Repligen Corp.(a)	1,169	247,489
Thermo Fisher Scientific Inc.	9,103	4,280,504
Waters Corp.(a)	1,428	428,214

		11,632,645

Machinery — 1.7%
Caterpillar Inc.	12,598	2,873,730
Cummins Inc.	3,435	865,757
Deere & Co.	7,242	2,685,696
Dover Corp.	3,362	501,577
Fortive Corp.	7,890	558,770
Graco Inc.	3,877	297,754
IDEX Corp.	1,757	393,919
Illinois Tool Works Inc.	6,659	1,534,633
Ingersoll Rand Inc.(a)	8,729	431,300
Nikola Corp.(a)(b)	3,232	37,394
Nordson Corp.	1,243	262,783
Otis Worldwide Corp.	9,491	739,064
PACCAR Inc.	8,057	724,163
Parker-Hannifin Corp.	2,992	938,919
Pentair PLC	3,813	245,977
Snap-on Inc.	1,246	296,050
Stanley Black & Decker Inc.	3,741	773,526
Toro Co. (The)	2,501	286,615
Westinghouse Air Brake Technologies Corp.	4,113	337,554
Xylem Inc./NY	4,224	467,385

		15,252,566

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media — 1.4%
Altice USA Inc., Class A(a)	5,605	$203,518
Cable One Inc.	127	227,330
Charter Communications Inc., Class A(a)	3,267	2,200,161
Comcast Corp., Class A	105,661	5,932,865
Discovery Inc., Class A(a)	3,736	140,698
Discovery Inc., Class C, NVS(a)	6,785	219,223
DISH Network Corp., Class A(a)	5,684	254,586
Fox Corp., Class A, NVS	7,684	287,535
Fox Corp., Class B	3,529	128,385
Interpublic Group of Companies Inc. (The)	8,974	284,924
Liberty Broadband Corp., Class A(a)	553	87,191
Liberty Broadband Corp., Class C, NVS(a)	4,922	800,908
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	1,870	84,505
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	3,948	178,568
News Corp., Class A, NVS	8,984	235,336
News Corp., Class B	2,799	68,044
Omnicom Group Inc.	4,979	409,573
Sirius XM Holdings Inc.	26,633	162,461
ViacomCBS Inc., Class A	238	10,758
ViacomCBS Inc., Class B, NVS	13,580	557,052

		12,473,621

Metals & Mining — 0.4%
Freeport-McMoRan Inc.	33,741	1,272,373
Newmont Corp.	18,568	1,158,829
Nucor Corp.	6,967	573,105
Reliance Steel & Aluminum Co.	1,461	234,213
Royal Gold Inc.	1,507	168,573
Southern Copper Corp.	1,989	138,057

		3,545,150

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	12,357	221,561
Annaly Capital Management Inc.	32,132	291,759

		513,320

Multi-Utilities — 0.7%
Ameren Corp.	5,858	496,993
CenterPoint Energy Inc.	12,672	310,337
CMS Energy Corp.	6,643	427,743
Consolidated Edison Inc.	7,985	618,119
Dominion Energy Inc.	18,621	1,487,818
DTE Energy Co.	4,472	626,169
NiSource Inc.	9,002	234,232
Public Service Enterprise Group Inc.	11,745	741,814
Sempra Energy	7,018	965,466
WEC Energy Group Inc.	7,344	713,617

		6,622,308

Multiline Retail — 0.5%
Dollar General Corp.	5,675	1,218,706
Dollar Tree Inc.(a)	5,429	623,792
Target Corp.	11,577	2,399,449

		4,241,947

Oil, Gas & Consumable Fuels — 2.2%
Cabot Oil & Gas Corp.	9,178	152,997
Cheniere Energy Inc.(a)	5,298	410,701
Chevron Corp.	44,530	4,589,707
ConocoPhillips	31,301	1,600,733
EOG Resources Inc.	13,527	996,128
Exxon Mobil Corp.	97,855	5,601,220
Hess Corp.	6,400	476,864
Kinder Morgan Inc.	45,256	771,615

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	15,121	$841,484
Occidental Petroleum Corp.	19,574	496,397
ONEOK Inc.	10,399	544,284
Phillips 66	10,167	822,612
Pioneer Natural Resources Co.	4,779	735,153
Valero Energy Corp.	9,502	702,768
Williams Companies Inc. (The)	28,249	688,146

		19,430,809

Personal Products — 0.2%
Estee Lauder Companies Inc. (The), Class A	5,307	1,665,337

Pharmaceuticals — 3.3%
Bristol-Myers Squibb Co.	51,776	3,231,858
Catalent Inc.(a)	3,937	442,794
Elanco Animal Health Inc.(a)	10,847	343,958
Eli Lilly & Co.	18,383	3,359,861
Jazz Pharmaceuticals PLC(a)	1,296	213,062
Johnson & Johnson	60,762	9,887,800
Merck & Co. Inc.	58,485	4,357,132
Perrigo Co. PLC	3,058	127,305
Pfizer Inc.	128,923	4,982,874
Royalty Pharma PLC, Class A	1,962	86,328
Viatris Inc.(a)	28,295	376,324
Zoetis Inc.	10,984	1,900,562

		29,309,858

Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	3,196	265,108
Clarivate PLC(a)	6,005	167,720
CoStar Group Inc.(a)	909	776,677
Dun & Bradstreet Holdings Inc.(a)	3,160	75,082
Equifax Inc.	2,849	653,076
IHS Markit Ltd.	8,596	924,758
Jacobs Engineering Group Inc.	2,987	399,093
Leidos Holdings Inc.	3,065	310,423
TransUnion	4,411	461,346
Verisk Analytics Inc.	3,787	712,713

		4,745,996

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)	7,743	659,704
Opendoor Technologies Inc.(a)(b)	7,823	158,572

		818,276

Road & Rail — 1.2%
AMERCO	210	125,292
CSX Corp.	17,626	1,775,819
JB Hunt Transport Services Inc.	1,921	327,934
Kansas City Southern	2,099	613,349
Knight-Swift Transportation Holdings Inc.	2,818	132,784
Lyft Inc., Class A(a)	6,009	334,461
Norfolk Southern Corp.	5,832	1,628,528
Old Dominion Freight Line Inc.	2,242	578,010
Uber Technologies Inc.(a)	33,918	1,857,689
Union Pacific Corp.	15,479	3,437,731

		10,811,597

Semiconductors & Semiconductor Equipment — 5.2%
Advanced Micro Devices Inc.(a)(b)	28,001	2,285,442
Analog Devices Inc.	8,533	1,306,914
Applied Materials Inc.	21,209	2,814,646
Broadcom Inc.	9,437	4,305,159
Cree Inc.(a)	2,671	265,551

98	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Enphase Energy Inc.(a)	2,981	$415,104
Entegris Inc.	3,102	349,223
First Solar Inc.(a)	1,980	151,529
Intel Corp.	93,914	5,402,873
KLA Corp.	3,568	1,125,169
Lam Research Corp.	3,302	2,048,726
Marvell Technology Inc.	18,645	842,941
Maxim Integrated Products Inc.	6,251	587,594
Microchip Technology Inc.	6,242	938,110
Micron Technology Inc.(a)	25,843	2,224,307
Monolithic Power Systems Inc.	987	356,682
NVIDIA Corp.	14,334	8,605,847
NXP Semiconductors NV	6,408	1,233,604
ON Semiconductor Corp.(a)	9,458	368,862
Qorvo Inc.(a)	2,615	492,065
QUALCOMM Inc.	26,253	3,643,916
Skyworks Solutions Inc.	3,835	695,401
SolarEdge Technologies Inc.(a)	1,194	314,667
Teradyne Inc.	3,903	488,187
Texas Instruments Inc.	21,273	3,839,989
Universal Display Corp.	987	220,782
Xilinx Inc.	5,666	725,021

		46,048,311

Software — 9.3%
Adobe Inc.(a)	11,077	5,630,882
Alteryx Inc., Class A(a)	1,355	110,771
Anaplan Inc.(a)	3,259	194,399
ANSYS Inc.(a)	2,017	737,536
Aspen Technology Inc.(a)	1,559	203,980
Autodesk Inc.(a)	5,083	1,483,779
Avalara Inc.(a)	1,963	278,177
Bill.com Holdings Inc.(a)	1,416	218,956
C3.ai Inc., Class A(a)(b)	382	25,311
Cadence Design Systems Inc.(a)	6,434	847,808
Ceridian HCM Holding Inc.(a)	3,008	284,196
Citrix Systems Inc.	2,830	350,496
Cloudflare Inc., Class A(a)	4,315	365,653
Coupa Software Inc.(a)	1,666	448,221
Crowdstrike Holdings Inc., Class A(a)	4,373	911,814
Datadog Inc., Class A(a)	4,734	406,035
DocuSign Inc.(a)	4,329	965,107
Dynatrace Inc.(a)	4,220	219,609
Elastic NV(a)	1,467	176,950
Fair Isaac Corp.(a)	673	350,909
Five9 Inc.(a)	1,548	290,978
Fortinet Inc.(a)	3,163	645,980
Guidewire Software Inc.(a)	1,927	203,318
HubSpot Inc.(a)	1,004	528,556
Intuit Inc.	6,327	2,607,736
Microsoft Corp.	174,337	43,964,305
nCino Inc.(a)	380	24,848
NortonLifeLock Inc.	13,370	288,926
Nuance Communications Inc.(a)	6,547	348,104
Oracle Corp.	42,862	3,248,511
Palo Alto Networks Inc.(a)	2,264	800,075
Paycom Software Inc.(a)(b)	1,127	433,230
Paylocity Holding Corp.(a)	876	169,278
Pegasystems Inc.	911	115,642
PTC Inc.(a)	2,437	319,101
RingCentral Inc., Class A(a)	1,853	591,014

Security	Shares	Value

Software (continued)
salesforce.com Inc.(a)	21,214	$4,886,008
ServiceNow Inc.(a)	4,533	2,295,375
Slack Technologies Inc., Class A(a)	11,727	497,225
Smartsheet Inc., Class A(a)	2,681	158,983
SolarWinds Corp.(a)	1,657	27,937
Splunk Inc.(a)	3,738	472,558
SS&C Technologies Holdings Inc.	5,151	382,307
Synopsys Inc.(a)	3,536	873,604
Trade Desk Inc. (The), Class A(a)(b)	984	717,641
Tyler Technologies Inc.(a)	940	399,368
VMware Inc., Class A(a)(b)	1,873	301,235
Workday Inc., Class A(a)	4,272	1,055,184
Zendesk Inc.(a)	2,705	395,336
Zoom Video Communications Inc., Class A(a)	4,734	1,512,844
Zscaler Inc.(a)(b)	1,716	321,990

		83,087,786

Specialty Retail — 2.3%
Advance Auto Parts Inc.	1,521	304,443
AutoZone Inc.(a)	515	754,022
Best Buy Co. Inc.	5,367	624,021
Burlington Stores Inc.(a)	1,531	499,611
CarMax Inc.(a)	3,794	505,513
Carvana Co.(a)	1,448	413,057
Five Below Inc.(a)(b)	1,300	261,651
Floor & Decor Holdings Inc., Class A(a)	2,398	265,986
Gap Inc. (The)	4,724	156,364
Home Depot Inc. (The)	24,887	8,055,175
L Brands Inc.(a)	5,366	353,620
Lowe’s Companies Inc.	16,892	3,315,055
O’Reilly Automotive Inc.(a)	1,621	896,219
Ross Stores Inc.	8,249	1,080,124
TJX Companies Inc. (The)	27,740	1,969,540
Tractor Supply Co.	2,687	506,768
Ulta Beauty Inc.(a)	1,305	429,802
Williams-Sonoma Inc.	1,759	300,349

		20,691,320

Technology Hardware, Storage & Peripherals — 5.8%
Apple Inc.	364,766	47,952,138
Dell Technologies Inc., Class C(a)	5,549	545,633
Hewlett Packard Enterprise Co.	30,427	487,441
HP Inc.	29,052	990,964
NetApp Inc.	5,154	384,952
Seagate Technology PLC	4,617	428,642
Western Digital Corp.	7,151	505,075

		51,294,845

Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp.(a)	648	219,154
Lululemon Athletica Inc.(a)	2,734	916,628
Nike Inc., Class B	29,392	3,897,967
VF Corp.	7,484	656,047

		5,689,796

Tobacco — 0.6%
Altria Group Inc.	42,949	2,050,815
Philip Morris International Inc.	35,986	3,418,670

		5,469,485

Trading Companies & Distributors — 0.2%
Fastenal Co.	13,373	699,140
United Rentals Inc.(a)	1,684	538,796
Watsco Inc.	763	223,452

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
WW Grainger Inc.	1,020	$442,211

		1,903,599

Water Utilities — 0.1%
American Water Works Co. Inc.	4,188	653,286
Essential Utilities Inc.	5,130	241,777

		895,063

Wireless Telecommunication Services — 0.2%
T-Mobile U.S. Inc.(a)	13,496	1,783,226

Total Common Stocks — 99.8% (Cost: $775,691,611)		888,858,909

Short-Term Investments

Money Market Funds — 2.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	17,340,163	17,348,833
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	1,623,000	1,623,000

		18,971,833

Total Short-Term Investments — 2.1% (Cost: $18,972,776)		18,971,833

Total Investments in Securities — 101.9% (Cost: $794,664,387)		907,830,742

Other Assets, Less Liabilities — (1.9)%		(16,643,340)

Net Assets — 100.0%		$891,187,402

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$3,078,621	$14,272,716	(a)	$—		$538	$(3,042)	$17,348,833	17,340,163	$7,876	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,933,000	—		(310,000	)(a)	—	—	1,623,000	1,623,000	1,255		—
BlackRock Inc.	7,133,988	11,269,219		(19,465,923)		4,344,995	(589,240)	2,693,039	3,287	231,249		—

						$4,345,533	$(592,282)	$21,664,872		$240,380		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

100	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar U.S. Equity ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	10	06/18/21	$2,087	$69,265

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$69,265

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$734,180

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(219,341)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,111,384

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$888,858,909	$—	$—	$888,858,909
Money Market Funds	18,971,833	—	—	18,971,833

	$907,830,742	$—	$—	$907,830,742

Derivative financial instruments(a)
Assets
Futures Contracts	$69,265	$—	$—	$69,265

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments April 30, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
Boeing Co. (The)(a)	18,679	$4,376,676
General Dynamics Corp.	7,911	1,504,910
Howmet Aerospace Inc.(a)	5,876	187,797
Huntington Ingalls Industries Inc.	794	168,582
L3Harris Technologies Inc.	4,131	864,329
Lockheed Martin Corp.	8,392	3,193,660
Northrop Grumman Corp.	3,379	1,197,653
Raytheon Technologies Corp.	51,735	4,306,421
Textron Inc.	7,789	500,365
TransDigm Group Inc.(a)	773	474,421

		16,774,814

Air Freight & Logistics — 0.9%
CH Robinson Worldwide Inc.	2,985	289,784
Expeditors International of Washington Inc.	2,877	316,067
FedEx Corp.	8,304	2,410,734
United Parcel Service Inc., Class B	15,626	3,185,516
XPO Logistics Inc.(a)	1,972	274,345

		6,476,446

Airlines — 0.4%
Delta Air Lines Inc.(a)	21,650	1,015,818
Southwest Airlines Co.	20,055	1,259,053
United Airlines Holdings Inc.(a)	10,792	587,085

		2,861,956

Auto Components — 0.3%
Aptiv PLC(a)	4,398	632,828
Autoliv Inc.(a)	2,686	270,373
BorgWarner Inc.	8,164	396,607
Gentex Corp.	3,787	133,227
Lear Corp.	1,878	345,251

		1,778,286

Automobiles — 0.6%
Ford Motor Co.(a)	133,224	1,537,405
General Motors Co.	43,173	2,470,359

		4,007,764

Banks — 7.4%
Bank of America Corp.	258,668	10,483,814
Citigroup Inc.	71,069	5,062,956
Citizens Financial Group Inc.	14,412	666,987
Commerce Bancshares Inc.	2,372	184,565
Fifth Third Bancorp.	24,142	978,717
Huntington Bancshares Inc./OH	34,741	532,232
JPMorgan Chase & Co.	103,897	15,980,398
KeyCorp.	33,085	719,930
M&T Bank Corp.	4,394	692,890
PNC Financial Services Group Inc. (The)	14,437	2,698,997
Regions Financial Corp.	32,590	710,462
SVB Financial Group(a)	735	420,295
Truist Financial Corp.	45,869	2,720,490
U.S. Bancorp.	46,541	2,762,208
Wells Fargo & Co.	140,757	6,341,103

		50,956,044

Beverages — 2.4%
Brown-Forman Corp., Class A	722	51,515
Brown-Forman Corp., Class B, NVS	2,283	174,147
Coca-Cola Co. (The)	132,050	7,128,059
Constellation Brands Inc., Class A	5,800	1,393,856
Keurig Dr Pepper Inc.	19,703	706,353

Security	Shares	Value

Beverages (continued)
Molson Coors Beverage Co., Class B	6,430	$353,328
PepsiCo Inc.	46,973	6,771,628

		16,578,886

Biotechnology — 2.5%
AbbVie Inc.	60,124	6,703,826
Alexion Pharmaceuticals Inc.(a)	4,024	678,768
Alnylam Pharmaceuticals Inc.(a)	1,389	195,349
Amgen Inc.	19,665	4,712,521
Biogen Inc.(a)	5,198	1,389,581
Gilead Sciences Inc.	42,784	2,715,501
Regeneron Pharmaceuticals Inc.(a)	1,730	832,649

		17,228,195

Building Products — 0.7%
A O Smith Corp.	2,472	167,478
Allegion PLC	1,723	231,537
Carrier Global Corp.	27,742	1,208,996
Fortune Brands Home & Security Inc.	2,601	273,053
Johnson Controls International PLC	24,561	1,531,133
Lennox International Inc.	525	176,053
Masco Corp.	3,059	195,409
Owens Corning	3,583	346,870
Trane Technologies PLC	5,047	877,320

		5,007,849

Capital Markets — 4.2%
Ameriprise Financial Inc.	2,540	656,336
Apollo Global Management Inc.	4,324	239,420
Bank of New York Mellon Corp. (The)	27,532	1,373,296
BlackRock Inc.(b)	4,833	3,959,677
Blackstone Group Inc. (The)	15,233	1,347,968
Carlyle Group Inc. (The)	3,992	170,299
Charles Schwab Corp. (The)	50,954	3,587,161
CME Group Inc.	12,224	2,469,126
Franklin Resources Inc.	9,393	281,790
Goldman Sachs Group Inc. (The)	11,715	4,082,092
Intercontinental Exchange Inc.	12,678	1,492,327
KKR & Co. Inc.	8,981	508,145
Morgan Stanley	51,094	4,217,810
Nasdaq Inc.	1,645	265,733
Northern Trust Corp.	7,067	804,225
Raymond James Financial Inc.	4,147	542,345
S&P Global Inc.	3,088	1,205,524
SEI Investments Co.	1,438	88,351
State Street Corp.	11,945	1,002,783
T Rowe Price Group Inc.	3,962	709,990

		29,004,398

Chemicals — 2.3%
Air Products & Chemicals Inc.	4,291	1,237,868
Albemarle Corp.	2,023	340,208
Celanese Corp.	3,899	610,778
CF Industries Holdings Inc.	7,352	357,528
Corteva Inc.	25,262	1,231,775
Dow Inc.	25,409	1,588,063
DuPont de Nemours Inc.	18,368	1,416,357
Eastman Chemical Co.	4,640	535,410
Ecolab Inc.	3,391	759,991
FMC Corp.	2,230	263,675
International Flavors & Fragrances Inc.	8,444	1,200,483
Linde PLC	11,136	3,183,114
LyondellBasell Industries NV, Class A	8,735	906,169

102	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co. (The)	7,256	$255,266
PPG Industries Inc.	4,992	854,830
RPM International Inc.	1,913	181,429
Scotts Miracle-Gro Co. (The)	570	131,761
Sherwin-Williams Co. (The)	3,406	932,801
Westlake Chemical Corp.	1,179	110,696

		16,098,202

Commercial Services & Supplies — 0.3%
Cintas Corp.	1,165	402,088
Republic Services Inc.	4,335	460,810
Waste Management Inc.	8,840	1,219,655

		2,082,553

Communications Equipment — 1.2%
Ciena Corp.(a)(c)	2,621	132,282
Cisco Systems Inc.	143,743	7,317,956
F5 Networks Inc.(a)	906	169,204
Juniper Networks Inc.	11,208	284,571
Lumentum Holdings Inc.(a)	1,073	91,259
Motorola Solutions Inc.	2,677	504,079

		8,499,351

Construction & Engineering — 0.1%
AECOM(a)	5,080	337,464
Quanta Services Inc.	2,817	272,235

		609,699

Construction Materials — 0.0%
Martin Marietta Materials Inc.	846	298,740

Consumer Finance — 1.2%
Ally Financial Inc.	12,772	657,120
American Express Co.	22,217	3,406,977
Capital One Financial Corp.	15,638	2,331,313
Discover Financial Services	6,558	747,612
Synchrony Financial	18,549	811,333

		7,954,355

Containers & Packaging — 0.6%
Amcor PLC	53,343	626,780
AptarGroup Inc.	967	145,833
Avery Dennison Corp.	1,481	317,186
Ball Corp.	5,371	502,940
Crown Holdings Inc.	4,562	500,908
International Paper Co.	13,424	778,592
Packaging Corp. of America	3,205	473,218
Westrock Co.	8,905	496,454

		3,841,911

Distributors — 0.1%
Genuine Parts Co.	4,933	616,477
LKQ Corp.(a)	9,529	445,100

		1,061,577

Diversified Consumer Services — 0.0%
Bright Horizons Family Solutions Inc.(a)	769	111,374

Diversified Financial Services — 1.8%
Berkshire Hathaway Inc., Class B(a)	42,488	11,682,076
Equitable Holdings Inc.	13,387	458,237
Voya Financial Inc.	2,765	187,522

		12,327,835

Diversified Telecommunication Services — 2.4%
AT&T Inc.	242,821	7,627,008
Lumen Technologies Inc.	33,712	432,525

Security	Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications Inc.	140,895	$8,142,322

		16,201,855

Electric Utilities — 2.7%
Alliant Energy Corp.	8,534	479,355
American Electric Power Co. Inc.	16,940	1,502,747
Avangrid Inc.	1,903	96,863
Duke Energy Corp.	26,171	2,635,158
Edison International	12,961	770,531
Entergy Corp.	6,802	743,391
Evergy Inc.	7,678	491,162
Eversource Energy	7,415	639,321
Exelon Corp.	33,302	1,496,592
FirstEnergy Corp.	18,552	703,492
NextEra Energy Inc.	45,156	3,500,042
NRG Energy Inc.	4,929	176,557
OGE Energy Corp.	6,899	231,530
PG&E Corp.(a)	50,835	575,452
Pinnacle West Capital Corp.	3,850	325,902
PPL Corp.	26,261	764,983
Southern Co. (The)	35,979	2,380,730
Xcel Energy Inc.	18,253	1,301,439

		18,815,247

Electrical Equipment — 0.7%
Eaton Corp. PLC	13,563	1,938,560
Emerson Electric Co.	20,448	1,850,340
Hubbell Inc.	1,007	193,354
Rockwell Automation Inc.	1,536	405,903
Sensata Technologies Holding PLC(a)	3,529	203,764
Sunrun Inc.(a)	2,820	138,180

		4,730,101

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	10,283	692,457
CDW Corp./DE	2,301	410,337
Corning Inc.	26,088	1,153,351
Flex Ltd.(a)	17,048	296,635
Keysight Technologies Inc.(a)	2,331	336,480
SYNNEX Corp.	1,410	170,892
TE Connectivity Ltd.	7,254	975,445
Trimble Inc.(a)	3,522	288,804

		4,324,401

Energy Equipment & Services — 0.3%
Baker Hughes Co.	11,361	228,129
Halliburton Co.	30,348	593,607
Schlumberger Ltd.	47,473	1,284,144

		2,105,880

Entertainment — 2.0%
Activision Blizzard Inc.	9,674	882,172
Electronic Arts Inc.	6,986	992,571
Liberty Media Corp.-Liberty Formula One, Class A(a)	882	36,532
Liberty Media Corp.-Liberty Formula One, Class C, NVS(a)	6,950	326,233
Walt Disney Co. (The)(a)	61,806	11,497,152

		13,734,660

Equity Real Estate Investment Trusts (REITs) — 2.7%
Alexandria Real Estate Equities Inc.	1,574	285,051
American Tower Corp.	5,339	1,360,217
AvalonBay Communities Inc.	4,766	915,072
Boston Properties Inc.	4,843	529,582
Camden Property Trust	2,058	247,948

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Digital Realty Trust Inc.	5,933	$915,521
Duke Realty Corp.	6,446	299,868
Equity LifeStyle Properties Inc.	2,457	170,516
Equity Residential	11,641	864,111
Essex Property Trust Inc.	1,245	361,697
Extra Space Storage Inc.	2,392	355,667
Gaming and Leisure Properties Inc.	7,524	349,791
Healthpeak Properties Inc.	11,055	379,629
Host Hotels & Resorts Inc.	24,089	437,456
Iron Mountain Inc.	9,912	397,670
Medical Properties Trust Inc.	19,606	432,312
Mid-America Apartment Communities Inc.	1,933	304,119
Omega Healthcare Investors Inc.	7,973	302,974
Prologis Inc.	16,076	1,873,336
Public Storage	5,189	1,458,939
Realty Income Corp.	7,760	536,604
Regency Centers Corp.	3,446	219,372
Simon Property Group Inc.	11,208	1,364,462
UDR Inc.	5,509	255,893
Ventas Inc.	12,713	705,063
VEREIT Inc.	4,349	208,056
VICI Properties Inc.	10,208	323,594
Vornado Realty Trust	5,360	245,220
Welltower Inc.	14,253	1,069,403
Weyerhaeuser Co.	25,518	989,333
WP Carey Inc.	5,989	448,516

		18,606,992

Food & Staples Retailing — 1.9%
Casey’s General Stores Inc.	496	110,206
Costco Wholesale Corp.	7,486	2,785,466
Kroger Co. (The)	25,847	944,449
Sysco Corp.	17,410	1,475,149
Walgreens Boots Alliance Inc.	24,478	1,299,782
Walmart Inc.	47,202	6,604,032

		13,219,084

Food Products — 1.6%
Archer-Daniels-Midland Co.	19,061	1,203,321
Bunge Ltd.	4,786	404,034
Campbell Soup Co.	6,978	333,200
Conagra Brands Inc.	16,684	618,810
General Mills Inc.	20,758	1,263,332
Hershey Co. (The)	2,315	380,355
Hormel Foods Corp.	5,312	245,414
JM Smucker Co. (The)	3,707	485,580
Kellogg Co.	8,691	542,492
Kraft Heinz Co. (The)	22,010	908,793
Lamb Weston Holdings Inc.	5,027	404,673
McCormick & Co. Inc./MD, NVS	3,379	305,326
Mondelez International Inc., Class A	48,079	2,923,684
Tyson Foods Inc., Class A	10,006	774,965

		10,793,979

Gas Utilities — 0.1%
Atmos Energy Corp.	2,887	299,064
UGI Corp.	7,174	313,576

		612,640

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	29,927	3,593,634
Baxter International Inc.	12,422	1,064,441
Becton Dickinson and Co.	9,893	2,461,478

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Boston Scientific Corp.(a)	23,005	$1,003,018
Danaher Corp.	8,063	2,047,518
DENTSPLY SIRONA Inc.	4,318	291,508
Hill-Rom Holdings Inc.	2,286	251,963
Medtronic PLC	45,899	6,009,097
Stryker Corp.	6,266	1,645,640
Zimmer Biomet Holdings Inc.	4,508	798,637

		19,166,934

Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	5,035	608,228
Anthem Inc.	5,479	2,078,678
Cardinal Health Inc.	9,953	600,564
Centene Corp.(a)	19,746	1,219,118
Cigna Corp.	11,980	2,983,140
CVS Health Corp.	44,649	3,411,184
DaVita Inc.(a)(c)	1,476	171,998
Encompass Health Corp.	1,418	120,331
HCA Healthcare Inc.	9,035	1,816,577
Henry Schein Inc.(a)	4,897	355,032
Humana Inc.	2,318	1,032,066
Laboratory Corp. of America Holdings(a)	3,334	886,411
McKesson Corp.	5,398	1,012,449
Molina Healthcare Inc.(a)	1,047	267,090
Quest Diagnostics Inc.	2,654	350,009
UnitedHealth Group Inc.	21,532	8,586,962
Universal Health Services Inc., Class B	1,499	222,467

		25,722,304

Hotels, Restaurants & Leisure — 2.5%
Aramark	8,673	337,120
Booking Holdings Inc.(a)	478	1,178,786
Caesars Entertainment Inc.(a)	7,057	690,457
Carnival Corp.(a)	27,245	761,770
Darden Restaurants Inc.	2,530	371,202
Expedia Group Inc.	2,022	356,337
Hilton Worldwide Holdings Inc.(a)	4,793	616,859
Las Vegas Sands Corp.	11,140	682,437
Marriott International Inc./MD, Class A(a)	9,033	1,341,581
McDonald’s Corp.	25,385	5,992,891
MGM Resorts International	5,114	208,242
Penn National Gaming Inc.(a)	5,077	452,462
Royal Caribbean Cruises Ltd.	7,476	650,038
Starbucks Corp.	23,276	2,664,869
Wynn Resorts Ltd.(a)	3,556	456,590
Yum! Brands Inc.	3,652	436,487

		17,198,128

Household Durables — 0.5%
DR Horton Inc.	5,442	534,894
Garmin Ltd.	2,020	277,225
Lennar Corp., Class A	5,840	605,024
Lennar Corp., Class B	328	26,427
Mohawk Industries Inc.(a)	2,016	414,288
Newell Brands Inc.	12,904	347,892
NVR Inc.(a)	62	311,122
PulteGroup Inc.	5,348	316,174
Whirlpool Corp.	2,124	502,220

		3,335,266

Household Products — 1.8%
Colgate-Palmolive Co.	28,898	2,332,069
Kimberly-Clark Corp.	11,528	1,536,913

104	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Procter & Gamble Co. (The)	61,281	$8,176,111
Reynolds Consumer Products Inc.	1,936	56,763

		12,101,856

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	22,816	634,741
Vistra Corp.	16,647	280,835

		915,576

Industrial Conglomerates — 2.0%
3M Co.	19,717	3,887,009
Carlisle Companies Inc.	680	130,322
General Electric Co.	298,529	3,916,701
Honeywell International Inc.	23,680	5,281,587
Roper Technologies Inc.	1,317	587,962

		13,803,581

Insurance — 3.4%
Aflac Inc.	21,741	1,168,144
Allstate Corp. (The)	10,282	1,303,758
American Financial Group Inc./OH	2,390	293,635
American International Group Inc.	29,361	1,422,540
Aon PLC, Class A	5,255	1,321,317
Arch Capital Group Ltd.(a)	6,515	258,711
Arthur J Gallagher & Co.	2,591	375,565
Assurant Inc.	973	151,399
Chubb Ltd.	15,329	2,630,303
Cincinnati Financial Corp.	5,119	576,809
Everest Re Group Ltd.	1,367	378,591
Fidelity National Financial Inc.	3,670	167,425
Globe Life Inc.	3,245	332,580
Hartford Financial Services Group Inc. (The)	12,137	800,557
Lincoln National Corp.	6,162	395,169
Loews Corp.	7,753	432,230
Markel Corp.(a)	470	552,917
Marsh & McLennan Companies Inc.	17,306	2,348,424
MetLife Inc.	25,629	1,630,773
Principal Financial Group Inc.	8,658	552,987
Progressive Corp. (The)	19,955	2,010,267
Prudential Financial Inc.	13,548	1,359,677
Reinsurance Group of America Inc.	2,320	302,830
RenaissanceRe Holdings Ltd.	662	111,752
Travelers Companies Inc. (The)	8,607	1,331,159
W R Berkley Corp.	2,902	231,347
Willis Towers Watson PLC	2,573	666,047

		23,106,913

Interactive Media & Services — 2.3%
Alphabet Inc., Class A(a)	3,290	7,743,015
Alphabet Inc., Class C, NVS(a)	3,154	7,601,518
Zillow Group Inc., Class A(a)	819	109,214
Zillow Group Inc., Class C, NVS(a)	3,406	443,189

		15,896,936

Internet & Direct Marketing Retail — 0.2%
eBay Inc.	13,845	772,413
Wayfair Inc., Class A(a)(c)	1,311	387,492

		1,159,905

IT Services — 2.3%
Accenture PLC, Class A	12,676	3,675,660
Automatic Data Processing Inc.	7,052	1,318,654
Cognizant Technology Solutions Corp., Class A	18,101	1,455,320
Fidelity National Information Services Inc.	11,886	1,817,369

Security	Shares	Value

IT Services (continued)
Fiserv Inc.(a)	10,913	$1,310,870
Genpact Ltd.	3,228	153,427
Global Payments Inc.	5,148	1,104,915
International Business Machines Corp.	30,425	4,316,699
Paychex Inc.	5,080	495,249
Western Union Co. (The)	14,034	361,516

		16,009,679

Leisure Products — 0.1%
Peloton Interactive Inc., Class A(a)	4,678	460,081

Life Sciences Tools & Services — 0.3%
Agilent Technologies Inc.	3,665	489,791
Bruker Corp.	1,248	85,513
Illumina Inc.(a)	1,880	738,539
IQVIA Holdings Inc.(a)	2,790	654,785
Waters Corp.(a)	1,060	317,862

		2,286,490

Machinery — 2.3%
Caterpillar Inc.	18,566	4,235,090
Cummins Inc.	5,026	1,266,753
Deere & Co.	6,745	2,501,383
Dover Corp.	2,532	377,749
Fortive Corp.	5,407	382,924
Illinois Tool Works Inc	9,815	2,261,965
Ingersoll Rand Inc.(a)	6,226	307,627
Otis Worldwide Corp	8,599	669,604
PACCAR Inc.	7,311	657,113
Parker-Hannifin Corp.	2,216	695,403
Pentair PLC	3,241	209,077
Snap-on Inc.	1,851	439,797
Stanley Black & Decker Inc.	5,462	1,129,378
Westinghouse Air Brake Technologies Corp	6,005	492,830

		15,626,693

Media — 2.0%
Altice USA Inc., Class A(a)	4,652	168,914
Comcast Corp., Class A	155,640	8,739,186
Discovery Inc., Class A(a)	5,489	206,716
Discovery Inc., Class C, NVS(a)	9,894	319,675
DISH Network Corp., Class A(a)	8,450	378,476
Fox Corp., Class A, NVS	11,315	423,407
Fox Corp., Class B	5,251	191,031
Interpublic Group of Companies Inc. (The)	13,415	425,926
Liberty Broadband Corp., Class A(a)	415	65,433
Liberty Broadband Corp., Class C, NVS(a)	3,637	591,813
Liberty Media Corp.-Liberty SiriusXM, Class A(a)	1,872	84,596
Liberty Media Corp.-Liberty SiriusXM, Class C, NVS(a)	3,858	174,497
News Corp., Class A, NVS	13,357	349,887
News Corp., Class B	4,246	103,220
Omnicom Group Inc.	7,343	604,035
ViacomCBS Inc., Class A	355	16,046
ViacomCBS Inc., Class B, NVS	19,940	817,939

		13,660,797

Metals & Mining — 0.5%
Freeport-McMoRan Inc.	49,690	1,873,810
Newmont Corp.	10,186	635,708
Nucor Corp.	10,178	837,242
Reliance Steel & Aluminum Co.	2,172	348,193
Southern Copper Corp.	1,248	86,624

		3,781,577

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Mortgage Real Estate Investment — 0.1%
AGNC Investment Corp.	18,501	$331,723
Annaly Capital Management Inc.	47,759	433,652

		765,375

Multi-Utilities — 1.4%
Ameren Corp.	8,652	734,036
CenterPoint Energy Inc.	18,836	461,294
CMS Energy Corp.	6,352	409,005
Consolidated Edison Inc.	11,694	905,232
Dominion Energy Inc.	27,440	2,192,456
DTE Energy Co.	6,619	926,792
NiSource Inc.	13,383	348,226
Public Service Enterprise Group Inc.	17,149	1,083,131
Sempra Energy	10,324	1,420,273
WEC Energy Group Inc.	10,709	1,040,593

		9,521,038

Multiline Retail — 0.6%
Dollar General Corp.	4,075	875,106
Dollar Tree Inc.(a)	8,034	923,107
Target Corp.	11,952	2,477,171

		4,275,384

Oil, Gas & Consumable Fuels — 4.0%
Cabot Oil & Gas Corp.	5,173	86,234
Chevron Corp.	65,589	6,760,258
ConocoPhillips	46,126	2,358,884
EOG Resources Inc.	19,903	1,465,657
Exxon Mobil Corp.	144,141	8,250,631
Hess Corp.	9,265	690,335
Kinder Morgan Inc.	66,074	1,126,562
Marathon Petroleum Corp.	22,112	1,230,533
Occidental Petroleum Corp.	28,652	726,615
ONEOK Inc.	15,104	790,543
Phillips 66	14,829	1,199,814
Pioneer Natural Resources Co.	4,356	670,083
Valero Energy Corp.	13,870	1,025,825
Williams Companies Inc. (The)	41,210	1,003,876

		27,385,850

Personal Products — 0.1%
Estee Lauder Companies Inc. (The), Class A	2,900	910,020

Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	76,283	4,761,585
Elanco Animal Health Inc.(a)	8,028	254,568
Eli Lilly & Co.	13,542	2,475,071
Jazz Pharmaceuticals PLC(a)	1,936	318,279
Johnson & Johnson	89,501	14,564,498
Merck & Co. Inc.	86,152	6,418,324
Perrigo Co. PLC	4,545	189,208
Pfizer Inc.	189,906	7,339,867
Royalty Pharma PLC, Class A	2,960	130,240
Viatris Inc.(a)	41,224	548,279

		36,999,919

Professional Services — 0.2%
Equifax Inc.	1,834	420,408
Jacobs Engineering Group Inc.	4,407	588,819
Leidos Holdings Inc.	2,454	248,541

		1,257,768

Real Estate Management & Development — 0.1%
CBRE Group Inc., Class A(a)(c)	5,595	476,694

Security	Shares	Value

Road & Rail — 1.6%
CSX Corp.	25,962	$2,615,672
Kansas City Southern	1,286	375,782
Knight-Swift Transportation Holdings Inc.	2,627	123,784
Lyft Inc., Class A(a)(c)	4,815	268,003
Norfolk Southern Corp.	8,577	2,395,041
Union Pacific Corp.	22,806	5,064,985

		10,843,267

Semiconductors & Semiconductor Equipment — 4.6%
Analog Devices Inc.	8,959	1,372,160
Applied Materials Inc.	16,670	2,212,276
Broadcom Inc.	10,186	4,646,853
Cree Inc.(a)	1,914	190,290
First Solar Inc.(a)	1,253	95,892
Intel Corp.	138,336	7,958,470
KLA Corp.	2,339	737,604
Lam Research Corp.	2,546	1,579,666
Microchip Technology Inc.	3,121	469,055
Micron Technology Inc.(a)	38,088	3,278,234
NXP Semiconductors NV	9,439	1,817,102
ON Semiconductor Corp.(a)	13,949	544,011
Qorvo Inc.(a)	1,768	332,684
QUALCOMM Inc.	12,527	1,738,748
Skyworks Solutions Inc.	2,454	444,984
Texas Instruments Inc.	19,774	3,569,405
Xilinx Inc.	3,662	468,589

		31,456,023

Software — 0.9%
Citrix Systems Inc.	1,980	245,223
NortonLifeLock Inc.	10,651	230,168
Nuance Communications Inc.(a)	6,073	322,902
Oracle Corp.	63,150	4,786,139
SolarWinds Corp.(a)	1,555	26,217
SS&C Technologies Holdings Inc.	3,700	274,614
VMware Inc., Class A(a)(c)	998	160,508

		6,045,771

Specialty Retail — 2.7%
Advance Auto Parts Inc.	1,097	219,575
AutoZone Inc.(a)	490	717,419
Best Buy Co. Inc.	7,874	915,510
Burlington Stores Inc.(a)	932	304,140
CarMax Inc.(a)	2,990	398,388
Gap Inc. (The)	7,096	234,878
Home Depot Inc. (The)	25,761	8,338,063
L Brands Inc.(a)	7,900	520,610
Lowe’s Companies Inc.	12,898	2,531,232
O’Reilly Automotive Inc.(a)	1,652	913,358
Ross Stores Inc.	6,241	817,196
TJX Companies Inc. (The)	22,256	1,580,176
Tractor Supply Co.	1,590	299,874
Ulta Beauty Inc.(a)	781	257,222
Williams-Sonoma Inc.	1,372	234,269

		18,281,910

Technology Hardware, Storage & Peripherals — 4.9%
Apple Inc.	217,252	28,559,948
Dell Technologies Inc., Class C(a)	8,053	791,851
Hewlett Packard Enterprise Co.	44,434	711,833
HP Inc.	42,725	1,457,350
NetApp Inc.	7,601	567,719
Seagate Technology PLC	6,872	637,996

106	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	10,384	$733,422

		33,460,119

Textiles, Apparel & Luxury Goods — 0.3%
Nike Inc., Class B	14,894	1,975,243
VF Corp.	4,208	368,873

		2,344,116

Tobacco — 1.2%
Altria Group Inc.	63,284	3,021,811
Philip Morris International Inc.	53,023	5,037,185

		8,058,996

Trading Companies & Distributors — 0.1%
United Rentals Inc.(a)	1,510	483,125
WW Grainger Inc.	910	394,521

		877,646

Water Utilities — 0.0%
Essential Utilities Inc.	3,750	176,738

Wireless Telecommunication Services — 0.4%
T-Mobile U.S. Inc.(a)	19,888	2,627,801

Total Common Stocks — 99.8% (Cost: $607,765,796)		686,702,225

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(b)(d)(e)	1,530,943	$1,531,709
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(b)(d)	1,890,000	1,890,000

		3,421,709

Total Short-Term Investments — 0.5% (Cost: $3,421,711)		3,421,709

Total Investments in Securities — 100.3% (Cost: $611,187,507)		690,123,934

Other Assets, Less Liabilities — (0.3)%		(2,366,044)

Net Assets — 100.0%		$687,757,890

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,531,915	(a)	$—	$(204)	$(2)	$1,531,709	1,530,943	$7,825	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,210,000	680,000	(a)	—	—	—	1,890,000	1,890,000	876		—
BlackRock Inc.	—	3,554,533		(19,642)	(58)	424,844	3,959,677	4,833	—		—

					$(262)	$424,842	$7,381,386		$8,701		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P Select Sector Consumer Staples E-Mini Index	6	06/18/21	$418	$1,392
S&P Select Sector Financial E-Mini Index	5	06/18/21	557	21,502

				$22,894

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (continued) April 30, 2021	iShares® Morningstar Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$22,894

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts

Net Realized Gain (Loss) from:
Futures contracts	$843,106

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(6,063)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,274,675

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Common Stocks	$686,702,225	$—	$—	$686,702,225
Money Market Funds	3,421,709	—	—	3,421,709

	$690,123,934	$—	$—	$690,123,934

Derivative financial instruments(a)
Assets
Futures Contracts	$22,894	$—	$—	$22,894

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

108	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2021

	iShares Morningstar Growth ETF		iShares Morningstar Mid-Cap ETF		iShares Morningstar Mid-Cap Growth ETF		iShares Morningstar Mid-Cap Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$1,883,453,009		$880,063,539		$1,516,822,179		$456,431,182
Affiliated(c)	22,405,813		30,550,740		72,940,412		2,945,373
Cash	6,923		11,877		9,317		12,501
Cash pledged:
Futures contracts	195,000		88,000		196,000		63,000
Receivables:
Investments sold	—		—		23,592		—
Securities lending income — Affiliated	2,487		5,439		9,366		679
Dividends	411,930		365,031		292,752		283,552

Total assets	1,906,475,162		911,084,626		1,590,293,618		459,736,287

LIABILITIES
Collateral on securities loaned, at value	19,339,685		29,104,557		70,259,700		2,010,767
Payables:
Variation margin on futures contracts	23,201		19,255		39,666		8,550
Capital shares redeemed	—		15,196		38,029		—
Investment advisory fees	61,417		28,970		76,354		22,493

Total liabilities	19,424,303		29,167,978		70,413,749		2,041,810

NET ASSETS	$1,887,050,859		$881,916,648		$1,519,879,869		$457,694,477

NET ASSETS CONSIST OF:
Paid-in capital	$1,545,540,494		$819,371,915		$1,373,303,650		$399,703,597
Accumulated earnings	341,510,365		62,544,733		146,576,219		57,990,880

NET ASSETS	$1,887,050,859		$881,916,648		$1,519,879,869		$457,694,477

Shares outstanding	30,500,000	(d)	13,400,000	(e)	22,850,000	(f)	7,150,000	(g)

Net asset value	$61.87	(d)	$65.81	(e)	$66.52	(f)	$64.01	(g)

Shares authorized	Unlimited		Unlimited		Unlimited		Unlimited

Par value	None		None		None		None

(a) Securities loaned, at value	$18,537,002		$27,775,433		$66,948,419		$1,923,243
(b) Investments, at cost — Unaffiliated	$1,432,303,421		$760,641,013		$1,302,097,542		$370,007,354
(c) Investments, at cost — Affiliated	$22,405,813		$30,553,045		$72,926,462		$2,945,373
(d)	Shares outstanding and net asset value per share reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(e)	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(f)	Shares outstanding and net asset value per share reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(g)	Shares outstanding and net asset value per share reflect a three-for-one stock split effective after the close of trading on April 16, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	109

Statements of Assets and Liabilities  (continued)

April 30, 2021

	iShares Morningstar Small-Cap ETF		iShares Morningstar Small-Cap Growth ETF		iShares Morningstar Small-Cap Value ETF		iShares Morningstar U.S. Equity ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$241,566,676		$765,436,709		$445,727,610		$886,165,870
Affiliated(c)	14,055,424		79,069,325		14,180,978		21,664,872
Cash	353		8,092		7,651		23,136
Cash pledged:
Futures contracts	8,000		—		8,000		112,000
Receivables:
Securities lending income — Affiliated	4,031		18,723		2,917		2,423
Capital shares sold	—		—		71,112		—
Dividends	53,012		50,887		153,625		605,873

Total assets	255,687,496		844,583,736		460,151,893		908,574,174

LIABILITIES
Collateral on securities loaned, at value	13,791,615		78,096,649		14,018,074		17,350,162
Payables:
Investments purchased	26,237		132,888		31,641		—
Variation margin on futures contracts	1,736		257		2,428		14,545
Capital shares redeemed	58,751		—		—		—
Investment advisory fees	8,223		38,988		21,449		22,065

Total liabilities	13,886,562		78,268,782		14,073,592		17,386,772

NET ASSETS	$241,800,934		$766,314,954		$446,078,301		$891,187,402

NET ASSETS CONSIST OF:
Paid-in capital	$251,364,167		$789,580,130		$417,358,133		$834,164,326
Accumulated earnings (loss)	(9,563,233)		(23,265,176)		28,720,168		57,023,076

NET ASSETS	$241,800,934		$766,314,954		$446,078,301		$891,187,402

Shares outstanding	4,150,000	(d)	14,850,000	(e)	7,650,000	(f)	15,100,000	(d)

Net asset value	$58.27	(d)	$51.60	(e)	$58.31	(f)	$59.02	(d)

Shares authorized	Unlimited		Unlimited		Unlimited		Unlimited

Par value	None		None		None		None

(a) Securities loaned, at value	$13,329,236		$75,430,449		$13,493,189		$16,771,633
(b) Investments, at cost — Unaffiliated	$223,960,798		$728,441,554		$381,352,998		$774,228,680
(c) Investments, at cost — Affiliated	$14,054,560		$79,053,634		$14,178,358		$20,435,707
(d)	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(e)	Shares outstanding and net asset value per share reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(f)	Shares outstanding and net asset value per share reflect a three-for-one stock split effective after the close of trading on April 16, 2021.

See notes to financial statements.

110	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

April 30, 2021

	iShares Morningstar Value ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$682,742,548
Affiliated(c)	7,381,386
Cash	126,701
Cash pledged:
Futures contracts	48,000
Receivables:
Securities lending income — Affiliated	302
Dividends	736,277

Total assets	691,035,214

LIABILITIES
Collateral on securities loaned, at value	1,531,914
Payables:
Investments purchased	1,718,383
Variation margin on futures contracts	4,880
Investment advisory fees	22,147

Total liabilities	3,277,324

NET ASSETS	$687,757,890

NET ASSETS CONSIST OF:
Paid-in capital	$662,390,134
Accumulated earnings	25,367,756

NET ASSETS	$687,757,890

Shares outstanding	10,800,000	(d)

Net asset value	$63.68	(d)

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$1,477,273
(b) Investments, at cost — Unaffiliated	$604,230,963
(c) Investments, at cost — Affiliated	$6,956,544
(d)	Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on April 16, 2021.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	111

Statements of Operations

Year Ended April 30, 2021

	iShares Morningstar Growth ETF	iShares Morningstar Mid-Cap ETF	iShares Morningstar Mid-Cap Growth ETF	iShares Morningstar Mid-Cap Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$8,828,055	$9,291,589	$4,585,392	$9,471,972
Dividends — Affiliated	1,725	942	670	600
Securities lending income — Affiliated — net	99,243	46,977	194,293	64,269
Foreign taxes withheld	—	—	—	(739)

Total investment income	8,929,023	9,339,508	4,780,355	9,536,102

EXPENSES
Investment advisory fees	4,082,655	1,620,367	3,290,251	988,368
Miscellaneous	437	—	437	437

Total expenses	4,083,092	1,620,367	3,290,688	988,805

Net investment income	4,845,931	7,719,141	1,489,667	8,547,297

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(73,990,557)	(11,129,106)	(48,442,068)	5,096,829
Investments — Affiliated	18,893	19,058	(352)	5,815
In-kind redemptions — Unaffiliated	681,727,118	179,565,344	360,695,103	5,107,315
Futures contracts	833,905	629,841	392,881	483,729

Net realized gain	608,589,359	169,085,137	312,645,564	10,693,688

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	25,614,493	131,408,123	160,268,797	164,947,880
Investments — Affiliated	(27,931)	(26,106)	(36,854)	(8,897)
Futures contracts	(335,342)	(33,549)	4,098	(21,348)

Net change in unrealized appreciation (depreciation)	25,251,220	131,348,468	160,236,041	164,917,635

Net realized and unrealized gain	633,840,579	300,433,605	472,881,605	175,611,323

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$638,686,510	$308,152,746	$474,371,272	$184,158,620

See notes to financial statements.

112	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (continued)

Year Ended April 30, 2021

	iShares Morningstar Small-Cap ETF	iShares Morningstar Small-Cap Growth ETF	iShares Morningstar Small-Cap Value ETF	iShares Morningstar U.S. Equity ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$2,955,346	$1,485,629	$7,088,608	$12,170,180
Dividends — Affiliated	270	279	13,821	232,504
Securities lending income — Affiliated — net	89,135	316,241	109,418	7,876
Foreign taxes withheld	(2,979)	(21)	(100)	(3,852)

Total investment income	3,041,772	1,802,128	7,211,747	12,406,708

EXPENSES
Investment advisory fees	463,451	1,252,672	813,048	1,483,012
Miscellaneous	—	437	437	—

Total expenses	463,451	1,253,109	813,485	1,483,012

Net investment income	2,578,321	549,019	6,398,262	10,923,696

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(710,506)	(49,796,901)	22,313,906	(4,351,189)
Investments — Affiliated	5,416	10,908	49,901	240,340
In-kind redemptions — Unaffiliated	53,863,025	185,547,275	652,776	256,316,628
In-kind redemptions — Affiliated	—	—	(18,043)	4,105,193
Futures contracts	230,384	155,523	417,335	734,180

Net realized gain	53,388,319	135,916,805	23,415,875	257,045,152

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	45,433,400	25,606,477	155,760,364	34,267,786
Investments — Affiliated	(11,168)	(34,402)	628,134	(592,282)
Futures contracts	(15,512)	(23,199)	(88,951)	(219,341)

Net change in unrealized appreciation (depreciation)	45,406,720	25,548,876	156,299,547	33,456,163

Net realized and unrealized gain	98,795,039	161,465,681	179,715,422	290,501,315

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$101,373,360	$162,014,700	$186,113,684	$301,425,011

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	113

Statements of Operations  (continued)

Year Ended April 30, 2021

iShares Morningstar Value ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$15,955,188
Dividends — Affiliated	876
Securities lending income — Affiliated — net	7,825

Total investment income	15,963,889

EXPENSES
Investment advisory fees	1,132,604
Miscellaneous	437

Total expenses	1,133,041

Net investment income	14,830,848

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(31,789,867)
Investments — Affiliated	(262)
In-kind redemptions — Unaffiliated	93,561,295
Futures contracts	843,106

Net realized gain	62,614,272

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	85,563,332
Investments — Affiliated	424,842
Futures contracts	(6,063)

Net change in unrealized appreciation (depreciation)	85,982,111

Net realized and unrealized gain	148,596,383

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,427,231

See notes to financial statements.

114	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares		iShares
	Morningstar Growth ETF		Morningstar Mid-Cap ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/21	04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,845,931	$6,468,239	$7,719,141	$9,795,166
Net realized gain	608,589,359	86,230,545	169,085,137	45,717,609
Net change in unrealized appreciation (depreciation)	25,251,220	41,247,095	131,348,468	(139,210,542)

Net increase (decrease) in net assets resulting from operations	638,686,510	133,945,879	308,152,746	(83,697,767)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(4,551,595)	(6,545,139)	(8,255,303)	(10,156,866)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(266,458,523)	287,700,863	14,113,783	(54,773,831)

NET ASSETS
Total increase (decrease) in net assets	367,676,392	415,101,603	314,011,226	(148,628,464)
Beginning of year	1,519,374,467	1,104,272,864	567,905,422	716,533,886

End of year	$1,887,050,859	$1,519,374,467	$881,916,648	$567,905,422

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	115

Statements of Changes in Net Assets (continued)

	iShares		iShares
	Morningstar Mid-Cap Growth ETF		Morningstar Mid-Cap Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/21	04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,489,667	$1,689,566	$8,547,297	$13,200,591
Net realized gain	312,645,564	80,743,013	10,693,688	7,386,597
Net change in unrealized appreciation (depreciation)	160,236,041	(61,398,189)	164,917,635	(121,181,532)

Net increase (decrease) in net assets resulting from operations	474,371,272	21,034,390	184,158,620	(100,594,344)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(981,614)	(1,606,525)	(8,834,502)	(13,689,233)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	513,857,069	37,481,148	(48,677,560)	(18,192,795)

NET ASSETS
Total increase (decrease) in net assets	987,246,727	56,909,013	126,646,558	(132,476,372)
Beginning of year	532,633,142	475,724,129	331,047,919	463,524,291

End of year	$1,519,879,869	$532,633,142	$457,694,477	$331,047,919

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

116	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares		iShares
	Morningstar Small-Cap ETF		Morningstar Small-Cap Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/21	04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,578,321	$3,040,136	$549,019	$521,216
Net realized gain	53,388,319	17,783,994	135,916,805	8,121,255
Net change in unrealized appreciation (depreciation)	45,406,720	(60,283,790)	25,548,876	(21,553,768)

Net increase (decrease) in net assets resulting from operations	101,373,360	(39,459,660)	162,014,700	(12,911,297)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(2,733,151)	(3,363,152)	(481,903)	(599,016)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(41,954,608)	(9,094,043)	413,270,056	(10,228,865)

NET ASSETS
Total increase (decrease) in net assets	56,685,601	(51,916,855)	574,802,853	(23,739,178)
Beginning of year	185,115,333	237,032,188	191,512,101	215,251,279

End of year	$241,800,934	$185,115,333	$766,314,954	$191,512,101

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	117

Statements of Changes in Net Assets (continued)

	iShares		iShares
	Morningstar Small-Cap Value ETF		Morningstar U.S. Equity ETF

	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21	04/30/20	04/30/21	04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,398,262	$8,831,055	$10,923,696	$15,605,819
Net realized gain (loss)	23,415,875	(28,001,959)	257,045,152	69,701,863
Net change in unrealized appreciation (depreciation)	156,299,547	(103,996,055)	33,456,163	(85,548,713)

Net increase (decrease) in net assets resulting from operations	186,113,684	(123,166,959)	301,425,011	(241,031)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,659,248)	(10,178,053)	(10,641,246)	(20,017,376)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,611,427	(40,323,939)	(117,661,509)	(124,847,974)

NET ASSETS
Total increase (decrease) in net assets	189,065,863	(173,668,951)	173,122,256	(145,106,381)
Beginning of year	257,012,438	430,681,389	718,065,146	863,171,527

End of year	$446,078,301	$257,012,438	$891,187,402	$718,065,146

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

118	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares
	Morningstar Value ETF

	Year Ended	Year Ended
	04/30/21	04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,830,848	$15,483,963
Net realized gain	62,614,272	22,452,095
Net change in unrealized appreciation (depreciation)	85,982,111	(79,584,801)

Net increase (decrease) in net assets resulting from operations	163,427,231	(41,648,743)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(15,026,189)	(15,607,286)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	91,874,202	11,742,819

NET ASSETS
Total increase (decrease) in net assets	240,275,244	(45,513,210)
Beginning of year	447,482,646	492,995,856

End of year	$687,757,890	$447,482,646

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	119

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$42.80	$38.08	$33.00	$27.25	$23.27

Net investment income(b)	0.14	0.21	0.23	0.30	0.22
Net realized and unrealized gain(c)	19.07	4.73	5.10	5.74	3.98

Net increase from investment operations	19.21	4.94	5.33	6.04	4.20

Distributions(d)
From net investment income	(0.14)	(0.22)	(0.25)	(0.29)	(0.22)

Total distributions	(0.14)	(0.22)	(0.25)	(0.29)	(0.22)

Net asset value, end of year	$61.87	$42.80	$38.08	$33.00	$27.25

Total Return
Based on net asset value	44.94%	13.04%	16.21%	22.26%	18.15%

Ratios to Average Net Assets
Total expenses	0.23%	0.25%	0.25%	0.25%	0.25%

Net investment income	0.27%	0.54%	0.66%	0.97%	0.91%

Supplemental Data
Net assets, end of year (000)	$1,887,051	$1,519,374	$1,104,273	$932,317	$729,026

Portfolio turnover rate(e)	97%	28%	23%	48%	31%

(a)	Per share amounts reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

120	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$43.02	$49.08	$45.05	$42.00	$36.49

Net investment income(b)	0.57	0.67	0.75	0.62	0.50
Net realized and unrealized gain (loss)(c)	22.83	(6.03)	4.05	3.03	5.67

Net increase (decrease) from investment operations	23.40	(5.36)	4.80	3.65	6.17

Distributions(d)
From net investment income	(0.61)	(0.70)	(0.77)	(0.60)	(0.66)

Total distributions	(0.61)	(0.70)	(0.77)	(0.60)	(0.66)

Net asset value, end of year	$65.81	$43.02	$49.08	$45.05	$42.00

Total Return
Based on net asset value	54.74%	(10.99)%	10.79%	8.73%	17.06%

Ratios to Average Net Assets
Total expenses	0.22%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.06%	1.39%	1.63%	1.40%	1.28%

Supplemental Data
Net assets, end of year (000)	$881,917	$567,905	$716,534	$747,858	$747,607

Portfolio turnover rate(e)	133%	55%	60%	50%	56%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	121

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$42.27	$40.66	$34.55	$29.55	$25.60

Net investment income(b)	0.07	0.13	0.09	0.13	0.14
Net realized and unrealized gain(c)	24.23	1.61	6.13	5.02	3.96

Net increase from investment operations	24.30	1.74	6.22	5.15	4.10

Distributions(d)
From net investment income	(0.05)	(0.13)	(0.11)	(0.15)	(0.15)

Total distributions	(0.05)	(0.13)	(0.11)	(0.15)	(0.15)

Net asset value, end of year	$66.52	$42.27	$40.66	$34.55	$29.55

Total Return
Based on net asset value	57.51%	4.29%	18.03%	17.46%	16.06%

Ratios to Average Net Assets
Total expenses	0.27%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.12%	0.31%	0.25%	0.38%	0.52%

Supplemental Data
Net assets, end of year (000)	$1,519,880	$532,633	$475,724	$259,139	$212,773

Portfolio turnover rate(e)	90%	26%	30%	43%	47%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

122	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$40.13	$53.28	$52.55	$49.30	$41.87

Net investment income(b)	1.14	1.50	1.23	1.09	0.96
Net realized and unrealized gain (loss)(c)	23.92	(13.08)	0.73	3.21	7.40

Net increase (decrease) from investment operations	25.06	(11.58)	1.96	4.30	8.36

Distributions(d)
From net investment income	(1.18)	(1.57)	(1.23)	(1.05)	(0.93)

Total distributions	(1.18)	(1.57)	(1.23)	(1.05)	(0.93)

Net asset value, end of year	$64.01	$40.13	$53.28	$52.55	$49.30

Total Return
Based on net asset value	63.45%	(22.07)%	3.83%	8.81%	20.15%

Ratios to Average Net Assets
Total expenses	0.27%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.32%	2.95%	2.36%	2.13%	2.06%

Supplemental Data
Net assets, end of year (000)	$457,694	$331,048	$463,524	$417,801	$384,524

Portfolio turnover rate(e)	95%	51%	35%	45%	38%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	123

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$35.60	$43.90	$42.58	$40.28	$33.61

Net investment income(b)	0.56	0.57	0.58	0.49	0.42
Net realized and unrealized gain (loss)(c)	22.71	(8.23)	1.34	2.35	6.88

Net increase (decrease) from investment operations	23.27	(7.66)	1.92	2.84	7.30

Distributions(d)
From net investment income	(0.60)	(0.64)	(0.60)	(0.54)	(0.63)

Total distributions	(0.60)	(0.64)	(0.60)	(0.54)	(0.63)

Net asset value, end of year	$58.27	$35.60	$43.90	$42.58	$40.28

Total Return
Based on net asset value	65.95%	(17.58)%	4.56%	7.09%	21.86%

Ratios to Average Net Assets
Total expenses	0.22%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.24%	1.34%	1.33%	1.18%	1.13%

Supplemental Data
Net assets, end of year (000)	$241,801	$185,115	$237,032	$246,938	$241,644

Portfolio turnover rate(e)	175%	62%	67%	56%	66%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

124	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Growth ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$31.92	$34.17	$30.51	$25.81	$21.76

Net investment income(b)	0.05	0.08	0.04	0.12	0.14
Net realized and unrealized gain (loss)(c)	19.68	(2.24)	3.72	4.71	4.22

Net increase (decrease) from investment operations	19.73	(2.16)	3.76	4.83	4.36

Distributions(d)
From net investment income	(0.05)	(0.09)	(0.10)	(0.13)	(0.31)

Total distributions	(0.05)	(0.09)	(0.10)	(0.13)	(0.31)

Net asset value, end of year	$51.60	$31.92	$34.17	$30.51	$25.81

Total Return
Based on net asset value	61.86%	(6.32)%	12.35%	18.75%	20.10%

Ratios to Average Net Assets
Total expenses	0.26%	0.30%	0.30%	0.30%	0.30%

Net investment income	0.11%	0.24%	0.12%	0.42%	0.60%

Supplemental Data
Net assets, end of year (000)	$766,315	$191,512	$215,251	$164,737	$116,125

Portfolio turnover rate(e)	156%	57%	55%	51%	63%

(a)	Per share amounts reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	125

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$32.95	$47.85	$48.08	$47.92	$40.75

Net investment income(b)	0.89	1.02	1.08	0.86	1.03
Net realized and unrealized gain (loss)(c)	25.39	(14.74)	(0.23)	0.20	7.28

Net increase (decrease) from investment operations	26.28	(13.72)	0.85	1.06	8.31

Distributions(d)
From net investment income	(0.92)	(1.18)	(1.08)	(0.90)	(1.14)

Total distributions	(0.92)	(1.18)	(1.08)	(0.90)	(1.14)

Net asset value, end of year	$58.31	$32.95	$47.85	$48.08	$47.92

Total Return
Based on net asset value	80.90%	(29.05)%	1.83%	2.23%	20.58%

Ratios to Average Net Assets
Total expenses	0.26%	0.30%	0.30%	0.30%	0.30%

Net investment income	2.07%	2.34%	2.24%	1.78%	2.29%

Supplemental Data
Net assets, end of year (000)	$446,078	$257,012	$430,681	$447,161	$481,551

Portfolio turnover rate(e)	145%	65%	48%	54%	48%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

126	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar U.S. Equity ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$40.80	$41.90	$38.08	$35.72	$30.15

Net investment income(b)	0.66	0.81	0.81	0.73	0.64
Net realized and unrealized gain (loss)(c)	18.21	(0.88)	3.82	2.36	5.61

Net increase (decrease) from investment operations	18.87	(0.07)	4.63	3.09	6.25

Distributions(d)
From net investment income	(0.65)	(1.03)	(0.81)	(0.73)	(0.68)

Total distributions	(0.65)	(1.03)	(0.81)	(0.73)	(0.68)

Net asset value, end of year	$59.02	$40.80	$41.90	$38.08	$35.72

Total Return
Based on net asset value	46.58%	(0.13)%	12.33%	8.66%	20.97%

Ratios to Average Net Assets
Total expenses	0.18%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.32%	1.90%	2.05%	1.91%	1.96%

Supplemental Data
Net assets, end of year (000)	$891,187	$718,065	$863,172	$944,382	$814,433

Portfolio turnover rate(e)	131%	49%	38%	46%	45%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	127

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Value ETF

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	04/30/21 (a)	04/30/20 (a)	04/30/19 (a)	04/30/18 (a)	04/30/17 (a)

Net asset value, beginning of year	$48.12	$54.18	$50.55	$47.54	$42.52

Net investment income(b)	1.55	1.65	1.49	1.28	1.27
Net realized and unrealized gain (loss)(c)	15.58	(6.04)	3.58	3.01	5.01

Net increase (decrease) from investment operations	17.13	(4.39)	5.07	4.29	6.28

Distributions(d)
From net investment income	(1.57)	(1.67)	(1.44)	(1.28)	(1.26)

Total distributions	(1.57)	(1.67)	(1.44)	(1.28)	(1.26)

Net asset value, end of year	$63.68	$48.12	$54.18	$50.55	$47.54

Total Return
Based on net asset value	36.36%	(8.23)%	10.22%	9.07%	14.95%

Ratios to Average Net Assets
Total expenses	0.22%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.88%	3.06%	2.86%	2.54%	2.78%

Supplemental Data
Net assets, end of year (000)	$687,758	$447,483	$492,996	$374,024	$380,268

Portfolio turnover rate(e)	112%	36%	24%	24%	31%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

128	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Morningstar Growth(a)(b)	Non-diversified
Morningstar Mid-Cap	Diversified
Morningstar Mid-Cap Growth	Diversified
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar Small-Cap Growth	Diversified
Morningstar Small-Cap Value	Diversified
Morningstar U.S. Equity(c)	Diversified
Morningstar Value(d)	Diversified

(a)	Formerly the iShares Morningstar Large-Cap Growth ETF.
(b)	The Fund’s classification changed from diversified to non-diversified during the reporting period.
(c)	Formerly the iShares Morningstar Large-Cap ETF.
(d)	Formerly the iShares Morningstar Large-Cap Value ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

130	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Growth
Barclays Bank PLC	$948,807	$948,807		$—	$—
BNP Paribas Prime Brokerage International Ltd.	1,872,443	1,872,443		—	—
BofA Securities, Inc.	3,466,759	3,466,759		—	—
Goldman Sachs & Co.	4,740	4,740		—	—
HSBC Bank PLC	583,211	583,211		—	—
JPMorgan Securities LLC	6,884,950	6,884,950		—	—
Morgan Stanley & Co. LLC	23,002	23,002		—	—
SG Americas Securities LLC	300,453	300,453		—	—
Virtu Americas LLC	2,136,075	2,136,075		—	—
Wells Fargo Bank, National Association	77,924	77,924		—	—
Wells Fargo Securities LLC	2,238,638	2,238,638		—	—

	$18,537,002	$18,537,002		$—	$—

Morningstar Mid-Cap
Barclays Bank PLC	$4,441,547	$4,441,547		$—	$—
Barclays Capital Inc.	519,640	519,640		—	—
BNP Paribas Prime Brokerage International Ltd.	2,383,804	2,383,804		—	—
BNP Paribas Securities Corp.	1,298,321	1,298,321		—	—
BofA Securities, Inc.	2,217,937	2,217,937		—	—
Citigroup Global Markets Inc.	890,913	890,913		—	—
Deutsche Bank Securities Inc.	153,580	153,580		—	—
Goldman Sachs & Co.	1,082,676	1,082,676		—	—
HSBC Bank PLC	664,755	664,755		—	—
JPMorgan Securities LLC	11,549,748	11,549,748		—	—
Morgan Stanley & Co. LLC	548,619	548,619		—	—
National Financial Services LLC	5,519	5,519		—	—
State Street Bank & Trust Company	32,886	32,886		—	—
UBS AG	701,790	701,790		—	—
Wells Fargo Bank, National Association	77,312	77,312		—	—
Wells Fargo Securities LLC	1,206,386	1,206,386		—	—

	$27,775,433	$27,775,433		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	131

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Mid-Cap Growth
Barclays Capital Inc.	$3,451,487	$3,371,104		$—	$(80,383	)(b)
BNP Paribas Prime Brokerage International Ltd.	7,632,998	7,632,998		—	—
BNP Paribas Securities Corp.	444,807	444,807		—	—
BofA Securities, Inc.	2,945,923	2,945,923		—	—
Credit Suisse Securities (USA) LLC	564,984	564,984		—	—
Goldman Sachs & Co.	3,027,294	3,027,294		—	—
HSBC Bank PLC	2,113,538	2,113,538		—	—
Jefferies LLC	473,341	473,341		—	—
JPMorgan Securities LLC	27,379,056	27,379,056		—	—
Morgan Stanley & Co. LLC	1,427,345	1,427,345		—	—
National Financial Services LLC	571,536	571,536		—	—
Nomura Securities International Inc.	1,324,143	1,324,143		—	—
RBC Capital Markets LLC	375,807	375,807		—	—
SG Americas Securities LLC	13,078	13,078		—	—
State Street Bank & Trust Company	7,645,186	7,645,186		—	—
UBS AG	4,325,044	4,325,044		—	—
UBS Securities LLC	2,037,373	2,037,373		—	—
Virtu Americas LLC	1,063,401	1,063,401		—	—
Wells Fargo Bank, National Association	117,306	117,306		—	—
Wells Fargo Securities LLC	14,772	14,772		—	—

	$66,948,419	$66,868,036		$—	$(80,383)

Morningstar Mid-Cap Value
Barclays Bank PLC	$6,272	$6,272		$—	$—
BNP Paribas Securities Corp.	202,762	202,762		—	—
Credit Suisse Securities (USA) LLC	4,694	4,694		—	—
State Street Bank & Trust Company	1,267,554	1,267,554		—	—
Wells Fargo Securities LLC	441,961	441,961		—	—

	$1,923,243	$1,923,243		$—	$—

Morningstar Small-Cap
Barclays Bank PLC	$1,134,020	$1,134,020		$—	$—
Barclays Capital Inc.	149,271	149,271		—	—
BNP Paribas Prime Brokerage International Ltd.	745,494	745,494		—	—
BofA Securities, Inc.	1,216,699	1,216,699		—	—
Citigroup Global Markets Inc.	123,814	123,814		—	—
Credit Suisse Securities (USA) LLC	702,953	702,953		—	—
Deutsche Bank Securities Inc.	351,036	351,036		—	—
Goldman Sachs & Co.	1,593,192	1,593,192		—	—
Jefferies LLC	495,928	495,928		—	—
JPMorgan Securities LLC	2,626,649	2,626,649		—	—
Morgan Stanley & Co. LLC	1,279,464	1,279,464		—	—
National Financial Services LLC	237,451	237,451		—	—
Natixis Securities Americas LLC	147,334	147,334		—	—
RBC Capital Markets LLC	110,215	110,215		—	—
Scotia Capital (USA) Inc.	80,100	80,100		—	—
State Street Bank & Trust Company	922,956	922,956		—	—
TD Prime Services LLC	491,917	491,917		—	—
UBS AG	527,400	527,400		—	—
UBS Securities LLC	155,560	155,560		—	—
Virtu Americas, LLC	24,742	24,742		—	—
Wells Fargo Bank, National Association	133,781	133,781		—	—
Wells Fargo Securities LLC	79,260	79,260		—	—

	$13,329,236	$13,329,236		$—	$—

132	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar Small-Cap Growth
Barclays Bank PLC	$2,948,217	$2,948,217		$—	$—
Barclays Capital Inc.	1,566,167	1,566,167		—	—
BMO Capital Markets	364,460	364,460		—	—
BNP Paribas Prime Brokerage International Ltd.	9,137,879	9,137,879		—	—
BNP Paribas Securities Corp	3,923,196	3,923,196		—	—
BofA Securities, Inc.	4,151,123	4,151,123		—	—
Citadel Clearing LLC	228,910	228,910		—	—
Citigroup Global Markets Inc.	2,229,776	2,229,776		—	—
Credit Suisse Securities (USA) LLC	4,992,357	4,992,357		—	—
Deutsche Bank Securities Inc.	981,226	981,226		—	—
Goldman Sachs & Co.	9,526,648	9,526,648		—	—
Jefferies LLC	474,210	474,210		—	—
JPMorgan Securities LLC	15,412,277	15,412,277		—	—
Morgan Stanley & Co. LLC	7,249,588	7,249,588		—	—
National Financial Services LLC	1,434,692	1,434,692		—	—
Nomura Securities International Inc.	240,950	240,950		—	—
Pershing LLC	120,881	120,881		—	—
RBC Capital Markets LLC	30,650	30,650		—	—
Scotia Capital (USA) Inc.	1,352,211	1,352,211		—	—
SG Americas Securities LLC	21,788	21,788		—	—
State Street Bank & Trust Company	1,616,704	1,616,704		—	—
TD Prime Services LLC	1,949,206	1,949,206		—	—
UBS AG	2,596,060	2,570,615		—	(25,445	)(b)
UBS Securities LLC	1,905,751	1,905,751		—	—
Wells Fargo Bank, National Association	160,556	160,556		—	—
Wells Fargo Securities LLC	814,966	814,966		—	—

	$75,430,449	$75,405,004		$—	$(25,445)

Morningstar Small-Cap Value
Barclays Bank PLC	$134,534	$134,534		$—	$—
Barclays Capital Inc.	2,136,783	2,136,783		—	—
BNP Paribas Prime Brokerage International Ltd.	959,071	959,071		—	—
BNP Paribas Securities Corp.	4,776	4,776		—	—
BofA Securities, Inc.	607,177	607,177		—	—
Citigroup Global Markets Inc.	571,249	571,249		—	—
Credit Suisse Securities (USA) LLC	740,138	740,138		—	—
Deutsche Bank Securities Inc.	39,039	39,039		—	—
Goldman Sachs & Co.	1,438,396	1,438,396		—	—
HSBC Bank PLC	114,000	114,000		—	—
Jefferies LLC	576,572	576,572		—	—
JPMorgan Securities LLC	1,256,151	1,256,151		—	—
Morgan Stanley & Co. LLC	1,368,981	1,368,981		—	—
National Financial Services LLC	145,440	145,440		—	—
Pershing LLC	426,756	426,756		—	—
State Street Bank & Trust Company	229,721	229,721		—	—
TD Prime Services LLC	1,291,823	1,291,823		—	—
UBS AG	916,273	916,273		—	—
UBS Securities LLC	149,848	149,848		—	—
Virtu Americas LLC	303,478	303,478		—	—
Wells Fargo Securities LLC	82,983	82,983		—	—

	$13,493,189	$13,493,189		$—	$—

N O T E S T O F I N A N C I A L S T A T E M E N T S	133

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Morningstar U.S. Equity
Barclays Bank PLC	$920,958	$920,958		$—	$—
BNP Paribas Prime Brokerage International Ltd.	474,174	474,174		—	—
BNP Paribas Securities Corp.	259,034	259,034		—	—
Citigroup Global Markets Inc.	8,473,758	8,473,758		—	—
Credit Suisse Securities (USA) LLC	25,046	25,046		—	—
Deutsche Bank Securities Inc.	37,012	37,012		—	—
HSBC Bank PLC	289,016	289,016		—	—
JP Morgan Securities LLC	4,655,242	4,655,242		—	—
Nomura Securities International Inc.	906,880	906,880		—	—
UBS Securities LLC	442,788	442,788		—	—
Wells Fargo Securities LLC	287,725	287,725		—	—

	$16,771,633	$16,771,633		$—	$—

Morningstar Value
Barclays Bank PLC	$1,447	$1,447		$—	$—
Barclays Capital Inc.	128,547	128,547		—	—
BNP Paribas Prime Brokerage International Ltd.	519,212	519,212		—	—
BNP Paribas Securities Corp.	1,447	1,447		—	—
Goldman Sachs & Co.	170,250	170,250		—	—
JP Morgan Securities LLC	471,923	471,923		—	—
SG Americas Securities LLC	172,546	172,546		—	—
Wells Fargo Securities LLC	11,901	11,901		—	—

	$1,477,273	$1,477,273		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

134	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Morningstar Growth	0.04%
Morningstar Mid-Cap	0.04
Morningstar Mid-Cap Growth	0.06
Morningstar Mid-Cap Value	0.06
Morningstar Small-Cap	0.04
Morningstar Small-Cap Growth	0.06
Morningstar Small-Cap Value	0.06
Morningstar U.S. Equity	0.03
Morningstar Value	0.04

Prior to March 22, 2021, for its investment advisory services to each Fund, BFA was entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee

Morningstar Growth	0.25%
Morningstar Mid-Cap	0.25
Morningstar Mid-Cap Growth	0.30
Morningstar Mid-Cap Value	0.30
Morningstar Small-Cap	0.25
Morningstar Small-Cap Growth	0.30
Morningstar Small-Cap Value	0.30
Morningstar U.S. Equity	0.20
Morningstar Value	0.25

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold, each Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	135

Notes to Financial Statements  (continued)

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended April 30, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

Morningstar Growth	$39,981
Morningstar Mid-Cap	19,439
Morningstar Mid-Cap Growth	81,690
Morningstar Mid-Cap Value	22,360
Morningstar Small-Cap	32,903
Morningstar Small-Cap Growth	119,805
Morningstar Small-Cap Value	40,137
Morningstar U.S. Equity	3,266
Morningstar Value	2,431

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Morningstar Growth	$987,852,753	$779,681,792	$ (26,984,065)
Morningstar Mid-Cap	642,400,272	647,442,626	(10,403,871)
Morningstar Mid-Cap Growth	560,024,688	750,537,239	(24,691,195)
Morningstar Mid-Cap Value	237,747,399	196,829,815	2,708,978
Morningstar Small-Cap	216,420,608	197,436,878	6,594,119
Morningstar Small-Cap Growth	386,817,727	292,776,341	(19,346,975)
Morningstar Small-Cap Value	303,181,919	203,867,569	23,130,906
Morningstar U.S. Equity	665,251,442	554,682,983	(15,343,213)
Morningstar Value	409,021,601	290,692,048	(9,764,188)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Morningstar Growth	$1,724,799,478	$1,730,122,947
Morningstar Mid-Cap	956,923,104	953,978,640
Morningstar Mid-Cap Growth	1,083,495,852	1,087,290,964
Morningstar Mid-Cap Value	349,458,380	348,931,181
Morningstar Small-Cap	362,325,535	356,222,036
Morningstar Small-Cap Growth	735,725,943	735,942,112
Morningstar Small-Cap Value	446,932,729	444,997,597
Morningstar U.S. Equity	1,064,343,108	1,061,693,183
Morningstar Value	571,493,274	570,881,917

136	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended April 30, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Morningstar Growth	$1,602,557,138	$1,863,540,019
Morningstar Mid-Cap	449,579,947	436,133,340
Morningstar Mid-Cap Growth	1,473,281,849	957,094,945
Morningstar Mid-Cap Value	24,535,486	73,004,876
Morningstar Small-Cap	169,847,601	217,249,420
Morningstar Small-Cap Growth	1,000,508,054	586,958,791
Morningstar Small-Cap Value	50,825,613	41,362,361
Morningstar U.S. Equity	736,181,531	855,140,525
Morningstar Value	420,282,349	328,315,278

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

Morningstar Growth	$680,378,247	$(680,378,247)
Morningstar Mid-Cap	178,659,693	(178,659,693)
Morningstar Mid-Cap Growth	361,486,981	(361,486,981)
Morningstar Mid-Cap Value	5,863,557	(5,863,557)
Morningstar Small-Cap	52,548,964	(52,548,964)
Morningstar Small-Cap Growth	185,425,073	(185,425,073)
Morningstar Small-Cap Value	1,872,028	(1,872,028)
Morningstar U.S. Equity	259,812,516	(259,812,516)
Morningstar Value	92,395,202	(92,395,202)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20

Morningstar Growth
Ordinary income	$4,551,595	$6,545,139

Morningstar Mid-Cap
Ordinary income	$8,255,303	$10,156,866

Morningstar Mid-Cap Growth
Ordinary income	$981,614	$1,606,525

Morningstar Mid-Cap Value
Ordinary income	$8,834,502	$13,689,233

Morningstar Small-Cap
Ordinary income	$2,733,151	$3,363,152

Morningstar Small-Cap Growth
Ordinary income	$481,903	$599,016

Morningstar Small-Cap Value
Ordinary income	$6,659,248	$10,178,053

Morningstar U.S. Equity
Ordinary income	$10,641,246	$20,017,376

N O T E S T O F I N A N C I A L S T A T E M E N T S	137

Notes to Financial Statements  (continued)

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20

Morningstar Value
Ordinary income	$15,026,189	$15,607,286

As of April 30, 2021, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total

Morningstar Growth	$294,336	$(109,462,904)	$450,678,933		$341,510,365
Morningstar Mid-Cap	—	(56,037,265)	118,581,998		62,544,733
Morningstar Mid-Cap Growth	591,094	(68,160,148)	214,145,273		146,576,219
Morningstar Mid-Cap Value	—	(27,164,578)	85,155,458		57,990,880
Morningstar Small-Cap	—	(26,958,768)	17,395,535		(9,563,233)
Morningstar Small-Cap Growth	68,663	(59,824,289)	36,490,450		(23,265,176)
Morningstar Small-Cap Value	—	(35,069,200)	63,789,368		28,720,168
Morningstar U.S. Equity	556,123	(56,517,575)	112,984,528		57,023,076
Morningstar Value	1,017,301	(53,433,371)	77,783,826		25,367,756

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

For the year ended April 30, 2021, the Funds utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Utilized

Morningstar Mid-Cap Value	$5,286,912
Morningstar Small-Cap	293,489
Morningstar Small-Cap Value	22,596,689

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Morningstar Growth	$1,455,179,889	$457,531,407	$(6,852,474)	$450,678,933
Morningstar Mid-Cap	792,032,281	131,414,275	(12,832,277)	118,581,998
Morningstar Mid-Cap Growth	1,375,617,318	230,880,443	(16,735,170)	214,145,273
Morningstar Mid-Cap Value	374,221,097	89,103,269	(3,947,811)	85,155,458
Morningstar Small-Cap	238,226,565	24,386,297	(6,990,762)	17,395,535
Morningstar Small-Cap Growth	808,015,584	60,193,139	(23,702,689)	36,490,450
Morningstar Small-Cap Value	396,119,220	73,651,690	(9,862,322)	63,789,368
Morningstar U.S. Equity	794,846,214	118,857,814	(5,873,286)	112,984,528
Morningstar Value	612,340,108	81,859,165	(4,075,339)	77,783,826

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

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Notes to Financial Statements  (continued)

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/21			Year Ended 04/30/20

iShares ETF	Shares		Amount	Shares		Amount

Morningstar Growth
Shares sold	29,900,000	(a)	$1,604,954,974	14,250,000	(a)	$588,806,800
Shares redeemed	(34,900,000	)(a)	(1,871,413,497)	(7,750,000	)(a)	(301,105,937)

Net increase (decrease)	(5,000,000)		$(266,458,523)	6,500,000		$287,700,863

N O T E S T O F I N A N C I A L S T A T E M E N T S	139

Notes to Financial Statements  (continued)

	Year Ended 04/30/21			Year Ended 04/30/20

iShares ETF	Shares		Amount	Shares		Amount

Morningstar Mid-Cap
Shares sold	7,400,000	(b)	$452,376,412	3,000,000	(b)	$145,981,686
Shares redeemed	(7,200,000	)(b)	(438,262,629)	(4,400,000	)(b)	(200,755,517)

Net increase (decrease)	200,000		$14,113,783	(1,400,000)		$(54,773,831)

Morningstar Mid-Cap Growth
Shares sold	25,600,000	(c)	$1,476,002,219	7,800,000	(c)	$317,949,595
Shares redeemed	(15,350,000	)(c)	(962,145,150)	(6,900,000	)(c)	(280,468,447)

Net increase	10,250,000		$513,857,069	900,000		$37,481,148

Morningstar Mid-Cap Value
Shares sold	450,000	(d)	$24,647,782	1,800,000	(d)	$90,092,517
Shares redeemed	(1,550,000	)(d)	(73,325,342)	(2,250,000	)(d)	(108,285,312)

Net decrease	(1,100,000)		$(48,677,560)	(450,000)		$(18,192,795)

Morningstar Small-Cap
Shares sold	3,000,000	(b)	$176,528,854	1,000,000	(b)	$43,217,116
Shares redeemed	(4,050,000	)(b)	(218,483,462)	(1,200,000	)(b)	(52,311,159)

Net decrease	(1,050,000)		$(41,954,608)	(200,000)		$(9,094,043)

Morningstar Small-Cap Growth
Shares sold	20,700,000	(c)	$1,003,545,020	1,200,000	(c)	$40,132,134
Shares redeemed	(11,850,000	)(c)	(590,274,964)	(1,500,000	)(c)	(50,360,999)

Net increase (decrease)	8,850,000		$413,270,056	(300,000)		$(10,228,865)

Morningstar Small-Cap Value
Shares sold	950,000	(d)	$52,199,867	1,200,000	(d)	$53,954,280
Shares redeemed	(1,100,000	)(d)	(42,588,440)	(2,400,000	)(d)	(94,278,219)

Net increase (decrease)	(150,000)		$9,611,427	(1,200,000)		$(40,323,939)

Morningstar U.S. Equity
Shares sold	13,400,000	(b)	$738,349,045	6,000,000	(b)	$259,485,127
Shares redeemed	(15,900,000	)(b)	(856,010,554)	(9,000,000	)(b)	(384,333,101)

Net decrease	(2,500,000)		$(117,661,509)	(3,000,000)		$(124,847,974)

Morningstar Value
Shares sold	7,100,000	(e)	$421,625,514	3,600,000	(e)	$196,396,198
Shares redeemed	(5,600,000	)(e)	(329,751,312)	(3,400,000	)(e)	(184,653,379)

Net increase	1,500,000		$91,874,202	200,000		$11,742,819

(a)	Share transactions reflect a five-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Share transactions reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(c)	Share transactions reflect a six-for-one stock split effective after the close of trading on April 16, 2021.
(d)	Share transactions reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(e)	Share transactions reflect a two-for-one stock split effective after the close of trading on April 16, 2021.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

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Notes to Financial Statements  (continued)

The Board authorized a stock split for the following Funds, effective after the close of trading on April 16, 2021, for the shareholders of record on April 14, 2021. The impact of the stock split was an increase in the number of shares outstanding, while decreasing the NAV per share, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock split.

iShares ETF	Forward Share Split

Morningstar Growth	5 for 1
Morningstar Mid-Cap	4 for 1
Morningstar Mid-Cap Growth	6 for 1
Morningstar Mid-Cap Value	3 for 1
Morningstar Small-Cap	4 for 1
Morningstar Small-Cap Growth	6 for 1
Morningstar Small-Cap Value	3 for 1
Morningstar U.S. Equity	4 for 1
Morningstar Value	2 for 1

11.	LEGAL PROCEEDINGS

Certain iShares funds (the “Impacted Funds”), along with thousands of other former shareholders of Tribune Company (“Tribune”), were named as defendants in one or more lawsuits (the “Litigation”) arising out of Tribune’s 2007 leveraged buyout transaction (“LBO”). The Litigation seeks to “claw back” from former Tribune shareholders, including the Impacted Funds, proceeds received in connection with the LBO. The iShares Morningstar Mid-Cap Value ETF received proceeds of $404,668 in the LBO. The claims that were originally brought against the Impacted Funds were dismissed but are currently subject to an appeal which remains pending.. The outcome of this appeal could result in new claims being brought against the Impacted Funds and/or previously dismissed claims being revived and subject to continuing litigation. The Impacted Funds intend to vigorously defend the Litigation.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	141

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Morningstar Growth ETF,

iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF,

iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF,

iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF,

iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (nine of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction

Morningstar Growth	100.00%
Morningstar Mid-Cap	78.40%
Morningstar Mid-Cap Growth	100.00%
Morningstar Mid-Cap Value	90.81%
Morningstar Small-Cap	82.77%
Morningstar Small-Cap Growth	100.00%
Morningstar Small-Cap Value	93.72%
Morningstar U.S. Equity	100.00%
Morningstar Value	100.00%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Dividend Income

Morningstar Growth	$ 6,924,319
Morningstar Mid-Cap	7,118,370
Morningstar Mid-Cap Growth	4,177,933
Morningstar Mid-Cap Value	8,699,655
Morningstar Small-Cap	2,336,772
Morningstar Small-Cap Growth	891,943
Morningstar Small-Cap Value	6,507,655
Morningstar U.S. Equity	12,110,828
Morningstar Value	15,657,217

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Business Income

Morningstar Growth	$ 933,492
Morningstar Mid-Cap	1,991,399
Morningstar Mid-Cap Growth	61,314
Morningstar Mid-Cap Value	757,061
Morningstar Small-Cap	543,679
Morningstar Small-Cap Growth	117,619
Morningstar Small-Cap Value	620,378
Morningstar U.S. Equity	313,404
Morningstar Value	125,894

I M P O R T A N T T A X I N F O R M A T I O N	143

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Morningstar Growth ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Mid-Cap Growth ETF, iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar Small-Cap Growth ETF, iShares Morningstar Small-Cap Value ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Proxy Results

A Virtual Special Meeting (“Meeting”) of the Shareholders of iShares Morningstar Growth ETF (the “Fund”) (formerly the iShares Morningstar Large-Cap Growth ETF) was held on March 12, 2021. The Meeting was held for the following purpose:

(1) Approve a change in the Fund’s diversification status from “diversified” to “non-diversified,” as such terms are defined under the Investment Company Act of 1940, and the elimination of the related fundamental investment restriction.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstained

(1) Approve a change in the Fund’s diversification Status from “diversified” to “non-diversified”, as such terms are defined under the Investment Company Act of 1940, and the elimination of the Related fundamental investment restriction	3,186,830.035	155,606.523	139,383.441

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share

Morningstar Growth(a)	$0.132549	$—	$0.003482	$0.136031	97%	—%	3%		100%
Morningstar Mid-Cap(a)	0.561838	—	0.048322	0.610160	92	—	8		100
Morningstar Mid-Cap Growth(a)	0.048055	—	0.000959	0.049014	98	—	2		100
Morningstar Mid-Cap Value(a)	1.137994	—	0.041636	1.179630	96	—	4		100
Morningstar Small-Cap(a)	0.556316	—	0.045672	0.601988	92	—	8		100
Morningstar Small-Cap Growth(a)	0.046895	—	0.002463	0.049358	95	—	5		100
Morningstar Small-Cap Value(a)	0.864840	—	0.057825	0.922665	94	—	6		100
Morningstar U.S. Equity(a)	0.647192	—	0.005264	0.652456	99	—	1		100
Morningstar Value(a)	1.571598	—	0.002558	1.574156	100	—	0	(b)	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

(b)	Rounds to less than 1%.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	145

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of April 30, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

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Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	147

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	149

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-404-0421

APRIL 30, 2021

2021 Annual Report

iShares Trust

•	iShares Cohen & Steers REIT ETF | ICF | Cboe BZX
•	iShares Core U.S. REIT ETF | USRT | NYSE Arca
•	iShares Global REIT ETF | REET | NYSE Arca
•	iShares International Developed Real Estate ETF | IFGL | NASDAQ

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares Trust

Global Market Overview

Global equity markets advanced significantly during the 12 months ended April 30, 2021 (“reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 45.75% in U.S. dollar terms for the reporting period.

The reporting period began amid significant uncertainty surrounding the coronavirus pandemic. However, stocks continued to recover from the multi-year low reached in March 2020, as governments took measures to adapt to the economic and public health impact of COVID-19. In November 2020, news that several vaccines under development showed high effectiveness rates further boosted equities. Optimism about the global economic growth outlook and the beginning of vaccination programs led to further advances, and stocks surpassed pre-pandemic prices to reach all-time highs near the end of the reporting period.

The U.S. experienced a remarkable recovery from the depths of the pandemic-induced upheaval, and U.S. stocks rebounded to post substantial gains. As the reporting period began, unemployment was elevated, and economic activity was declining, with a significant contraction in the second quarter of 2020. However, unprecedented fiscal stimulus began to reverse the downward economic momentum. Individuals received direct stimulus payments and Congress eased rules around loans to businesses that kept employees on payroll. As lockdowns eased, unemployment began to decline, decreasing significantly between May 2020 and December 2020. The economy rebounded, with growth resuming in the third quarter of 2020, although unemployment remained well above pre-pandemic levels.

The U.S. Federal Reserve (“Fed”) also responded to the pandemic, acting to stabilize bond markets by continuing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities, which later expanded to include corporate bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing inflation to exceed the 2% target to stimulate the economy.

Stocks in Europe also gained significantly, despite a recovery that trailed other major economies. European countries experienced some of the highest infection rates early in the pandemic, and governments instituted a series of restrictions that weighed on economic growth. The European Central Bank (“ECB”) provided monetary stimulus by maintaining ultra-low interest rates and continuing a large bond-buying program. Growth resumed with a significant rebound in the third quarter of 2020 as restrictions eased and Eurozone countries reached a deal for a collective €750 billion of stimulus spending. However, a new wave of cases beginning in October 2020 led to renewed restrictions, weakening the fragile recovery. Consequently, the Eurozone economy contracted slightly in the fourth quarter of 2020, even as much of the world returned to growth. The continent also had a slow vaccine rollout and another sharp increase in coronavirus cases in March 2021. This resurgence prompted the return of some restrictions, and the economy contracted again in the first quarter of 2021.

Asia-Pacific regional stocks advanced notably amid a sharp rebound in economic activity. While the course of the pandemic varied significantly by country, the Asia-Pacific region overall had fewer cases and deaths per capita than other regions, despite an increase late in the reporting period, particularly in India. China returned to growth in the second quarter of 2020, earlier than most countries. China’s restart helped the regional economy recover, as many Asia-Pacific countries rely on China as a major trading partner. In November 2020, 14 countries joined China to form the world’s largest trade pact, the Regional Comprehensive Economic Partnership, designed to facilitate trade between its members.

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Fund Summary as of April 30, 2021	iShares® Cohen & Steers REIT ETF

Investment Objective

The iShares Cohen & Steers REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate investment trusts (REITs), as represented by the Cohen & Steers Realty Majors Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	29.11%	7.80%	8.72%	29.11%	45.56%	130.82%
Fund Market	29.22	7.79	8.73	29.22	45.54	130.87
Index	29.65	8.18	9.11	29.65	48.18	139.19

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,284.60	$ 1.87		$ 1,000.00	$ 1,023.20	$ 1.66		0.33%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued)	iShares® Cohen & Steers REIT ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) advanced during the reporting period, benefiting from a stabilization of economic activity following the pandemic-related restrictions of early 2020. Specialized REITs contributed the most to the Index’s return. Increased demand for self-storage REITs led to higher occupancy rates amid pandemic-related moves and household consolidations as well as downsizing and increased home rentals fueled by changing demographics. Communications infrastructure REITs expanded next-generation 5G mobile networks, bolstering returns of specialized REITs, driven by higher cell tower usage as demand for digital communication grew. Similarly, data center operators advanced with the acceleration of remote working trends that raised demand for digitization, video conferencing, and data analysis.

Retail REITs were a key source of strength for the Index, helped by the development and distribution of several COVID-19 vaccines. Mall operators performed particularly well as rent collections rose amid higher consumer spending, driven in part by government stimulus measures. Retail REITs with sizable portfolios of convenience, grocery, and drug stores also performed well, as these essential businesses were somewhat insulated from the vagaries of the pandemic.

Residential REITs also contributed meaningfully to the Index’s performance. Higher occupancy rates and rising rent collections bolstered residential REITs as consumers left cities in favor of rental houses in lower density suburbs. Demand for apartment rentals, notably in the Sun Belt, also remained robust, particularly in the second half of 2020.

Healthcare REITs advanced amid ongoing improvement in demand for senior care residences, declining COVID-19 infections, and high resident vaccination rates. New resident acceptances rose markedly, with nearly all communities adding new residents in early 2021. Industrial REITs providing logistics and warehouse capabilities also bolstered returns as e-commerce fulfilment demand rose sharply.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Specialized REITs	43.1%
Residential REITs	18.4
Retail REITs	11.0
Industrial REITs	10.0
Health Care REITs	9.2
Office REITs	6.6
Hotel & Resort REITs	1.7

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Crown Castle International Corp.	8.3%
American Tower Corp.	7.7
Prologis Inc.	7.7
Equinix Inc.	6.8
Digital Realty Trust Inc.	5.7
Public Storage	5.6
Simon Property Group Inc.	5.2
SBA Communications Corp.	4.4
Welltower Inc.	4.1
AvalonBay Communities Inc.	3.5

(a)	Excludes money market funds.

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Fund Summary as of April 30, 2021	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	37.43%	7.44%	8.22%	37.43%	43.16%	120.29%
Fund Market	37.46	7.43	8.21	37.46	43.07	120.14
Index	37.47	7.51	8.50	37.47	43.60	126.09

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITS Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,347.90	$ 0.47		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	iShares® Core U.S. REIT ETF

Portfolio Management Commentary

Real estate investment trusts (“REITs”) advanced strongly during the reporting period, benefiting from a stabilization of economic activity following the pandemic-related restrictions of early 2020. Specialized REITs contributed the most to the Index’s return. Increased demand for self-storage REITs led to higher occupancy rates amid pandemic-related moves and household consolidations as well as downsizing and increased home rentals fueled by changing demographics. REITs involved in hospitality and gaming posted higher revenues by engaging in acquisitions and investments and took advantage of low interest rates to lower existing debt and issue new debt at a lower cost of capital. Data center operators advanced with the acceleration of remote work trends that raised demand for digitization, video conferencing, and data analysis.

Retail REITs were a key source of strength, helped by the development and distribution of several COVID-19 vaccines. Mall operators performed particularly well, as rent collections rose amid higher consumer spending, driven in part by government stimulus measures. Retail REITs with sizable portfolios of convenience, grocery, and drug stores also performed well, as these essential businesses were somewhat insulated from the vagaries of the pandemic.

Residential REITs also contributed meaningfully to the Index’s performance. Higher occupancy rates and rising rent collections bolstered residential REITs as consumers left cities in favor of rental houses in lower density suburbs. Demand for apartment rentals, notably in the Sun Belt, remained robust, particularly in the second half of 2020.

Industrials REITs providing logistics and warehouse capabilities also bolstered returns as e-commerce fulfilment demand rose sharply. Healthcare REITs advanced amid steep declines in COVID-19 infections among residents, high vaccination rates, and signs of improving demand for senior care residences.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Specialized REITs	24.5%
Residential REITs	18.2
Industrial REITs	13.9
Retail REITs	13.5
Health Care REITs	11.3
Office REITs	9.7
Diversified REITs	4.9
Hotel & Resort REITs	4.0

TEN LARGEST HOLDINGS
Security	Percent of Total Investments	(a)
Prologis Inc.	8.0%
Equinix Inc.	6.0
Digital Realty Trust Inc.	4.0
Public Storage	3.9
Simon Property Group Inc.	3.7
Welltower Inc.	2.9
Equity Residential	2.5
AvalonBay Communities Inc.	2.5
Realty Income Corp.	2.4
Alexandria Real Estate Equities Inc.	2.3

(a)	Excludes money market funds.

8	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® Global REIT ETF

Investment Objective

The iShares Global REIT ETF (the “Fund”) seeks to track the investment results of an index composed of global real estate equities in developed and emerging markets, as represented by the FTSE EPRA Nareit Global REITS Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	36.95%	5.37%	5.78%	36.95%	29.91%	46.61%
Fund Market	37.60	5.40	5.77	37.60	30.05	46.56
Index	35.73	4.51	4.94	35.73	24.67	38.87

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/8/14. The first day of secondary market trading was 7/10/14.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,350.70	$ 0.82		$ 1,000.00	$ 1,024.10	$ 0.70		0.14%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021 (continued)	iShares® Global REIT ETF

Portfolio Management Commentary

Global real estate investment trusts (“REITs”) advanced significantly for the reporting period despite contracting demand for commercial real estate and shifts in residential real estate demand due to the COVID-19 pandemic. REITs based in the U.S., which represented approximately 66% of the Index on average for the reporting period, drove the Index’s return. Retail REITs were a key source of strength, helped by the development and distribution of several COVID-19 vaccines. Mall operators performed particularly well, as rent collections rose amid higher consumer spending, driven in part by government stimulus measures. Retail REITs with sizable portfolios of convenience, grocery, and drug stores also performed well as these essential businesses were somewhat insulated from the vagaries of the pandemic.

Specialized REITs benefited from the increased demand for self-storage, which led to higher occupancy rates amid pandemic-related moves and household consolidations, as well as downsizing and increased home rentals fueled by changing demographics. REITs involved in hospitality and gaming posted higher revenues by engaging in acquisitions and investments and took advantage of low interest rates to lower existing debt and issue new debt at a lower cost of capital.

Residential REITs bolstered the Index’s performance. Higher occupancy rates and rising rent collections proved beneficial as consumers left cities in favor of rental houses in lower density suburbs. Demand for apartment rentals, notably in the Sun Belt, also remained robust, particularly in the second half of 2020.

REITs in Japan, the U.K., and Australia contributed modestly to the Index’s return. Diversified REITs in Japan, particularly those owning commercial and logistics facilities, benefited from ultra-low interest rates and the Bank of Japan’s stimulative monetary policy, which included significant REIT purchases. In the U.K., industrial REITs drove contribution. Higher online purchases during stay-at-home orders drove demand for warehouse and logistics services, leading to rising profits. Australian diversified REITs also aided performance. Residential housing developers benefited from rising sales as consumers sought lower-density housing amid the pandemic.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Retail REITs	18.6%
Industrial REITs	16.3
Residential REITs	15.7
Office REITs	12.9
Specialized REITs	12.3
Diversified REITs	11.6
Health Care REITs	9.2
Hotel & Resort REITs	3.4

TEN LARGEST GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
United States	67.3%
Japan	8.9
United Kingdom	5.4
Australia	4.1
Canada	3.3
Singapore	3.3
France	2.2
Hong Kong	1.5
Belgium	1.3
South Africa	0.6

(a)	Excludes money market funds.

10	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	iShares® International Developed Real Estate ETF

Investment Objective

The iShares International Developed Real Estate ETF (the “Fund”) seeks to track the investment results of an index composed of real estate equities in developed non-U.S. markets, as represented by the FTSE EPRA Nareit Developed ex-U.S. Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	29.62%	4.55%	4.36%	29.62%	24.90%	53.21%
Fund Market	30.45	4.69	4.28	30.45	25.73	52.03
Index	29.29	4.71	4.65	29.29	25.88	57.48

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 13 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/20)	Ending Account Value (04/30/21)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,264.30	$ 2.69		$ 1,000.00	$ 1,022.40	$ 2.41		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (181 days) and divided by the number of days in the year (365 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 13 for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	iShares® International Developed Real Estate ETF

Portfolio Management Commentary

International developed real estate stocks advanced significantly for the reporting period despite contracting demand for commercial real estate and shifts in residential real estate demand due to the COVID-19 pandemic. Real estate stocks in Japan were the largest contributors to the Index’s return as equity real estate investment trusts (“REITs”) posted strong gains. Diversified and industrial REITs in the residential and logistics markets benefited from ultra-low interest rates and the Bank of Japan’s stimulative monetary policy, which included significant REIT purchases. Despite the prevalence of telecommuting and worker relocation to the suburbs, office REITs also performed well. Real estate management and development companies bolstered gains, as ongoing demand and resilient property prices, most notably for condominiums, offset lower rental and hotel revenue during Japan’s emergency restrictions.

German real estate companies also contributed to the Index’s return. Despite halting rent increases and lease terminations during the pandemic, German real estate operating companies in the residential rental market grew profits and earnings as defaults and vacancy rates remained low. Stable rental income prompted some real estate operating companies to increase their dividend payouts. Merger activity to improve scale and increase efficiencies also contributed to strong returns. The U.K. was another source of strength, with industrial REITs contributing the most. Increased online purchases during stay-at-home orders drove demand for warehouse and logistics services, leading to rising profits. Optimism about successful development and distribution of vaccines and the resolution of the Brexit trade deal also benefited the industry.

Australian REITs further aided the Index’s performance. Low bond rates and vaccine development news buoyed diversified and retail REITs. Among diversified REITs, companies providing residential housing benefited from rising sales as consumers sought lower-density housing amid the pandemic. Despite the rise in online shopping, retail REITs also posted strong gains as Australian consumers drove shopping mall traffic to pre-pandemic levels when activity resumed amid low rates of coronavirus transmission.

Portfolio Information

ALLOCATION BY SECTOR
Sector	Percent of Total Investments	(a)
Real Estate Operating Companies	24.7%
Retail REITs	15.8
Diversified Real Estate Activities	14.1
Diversified REITs	13.3
Office REITs	10.3
Industrial REITs	10.3
Residential REITs	4.5
Real Estate Development	2.6
Health Care REITs	1.7
Specialized REITs	1.2
Hotel & Resort REITs	1.0
Other (each representing less than 1%)	0.5

TEN LARGEST GEOGRAPHIC ALLOCATION
Country/Geographic Region	Percent of Total Investments	(a)
Japan	24.9%
Hong Kong	12.4
Germany	11.8
United Kingdom	10.9
Australia	7.6
Singapore	7.3
Canada	6.4
Sweden	5.4
France	4.1
Belgium	2.5

(a)	Excludes money market funds.

12	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	13

Schedule of Investments April 30, 2021	iShares® Cohen & Steers REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Health Care REITs — 9.2%
Healthpeak Properties Inc.	1,588,893	$54,562,586
Ventas Inc.	1,105,492	61,310,586
Welltower Inc.	1,231,615	92,408,074

		208,281,246

Hotel & Resort REITs — 1.7%
Host Hotels & Resorts Inc.	2,081,678	37,803,273

Industrial REITs — 10.0%
Duke Realty Corp.	1,097,758	51,067,702
Prologis Inc.	1,494,787	174,187,529

		225,255,231

Office REITs — 6.6%
Alexandria Real Estate Equities Inc.	365,448	66,182,633
Boston Properties Inc.	418,061	45,714,970
Cousins Properties Inc.	438,465	16,078,512
Kilroy Realty Corp.	309,534	21,215,460

		149,191,575

Residential REITs — 18.4%
American Campus Communities Inc.	406,193	18,363,986
AvalonBay Communities Inc.	412,036	79,110,912
Equity LifeStyle Properties Inc.	500,163	34,711,312
Equity Residential	1,010,758	75,028,566
Essex Property Trust Inc.	192,443	55,908,540
Invitation Homes Inc.	1,654,334	58,000,950
Sun Communities Inc.	317,457	52,961,351
UDR Inc.	869,121	40,370,671

		414,456,288

Retail REITs — 10.9%
Federal Realty Investment Trust	203,167	22,925,364
Realty Income Corp.	1,102,009	76,203,922
Regency Centers Corp.	465,731	29,648,436

Security	Shares	Value

Retail REITs (continued)
Simon Property Group Inc.	967,722	$117,810,476

		246,588,198

Specialized REITs — 43.0%
American Tower Corp.	684,553	174,403,568
Crown Castle International Corp.	982,952	185,836,905
Digital Realty Trust Inc.	826,866	127,593,693
Equinix Inc.	211,449	152,403,981
Extra Space Storage Inc.	381,418	56,713,042
Public Storage	448,886	126,208,788
SBA Communications Corp.	327,939	98,289,877
VICI Properties Inc.	1,583,903	50,209,725

		971,659,579

Total Common Stocks — 99.8% (Cost: $1,819,693,012)		2,253,235,390

Short-Term Investments

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(a)(b)	4,130,000	4,130,000

Total Short -Term Investments — 0.2% (Cost: $4,130,000)		4,130,000

Total Investments in Securities — 100.0% (Cost: $1,823,823,012)		2,257,365,390

Other Assets, Less Liabilities — (0.0)%		(33,247)

Net Assets — 100.0%		$2,257,332,143

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$56,103,503	$—	$(56,090,150	)(b)	$18,999	$(32,352)	$—	—	$76,177	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	4,230,000	—	(100,000	)(b)	—	—	4,130,000	4,130,000	3,328		—

					$18,999	$(32,352)	$4,130,000		$79,505		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Cohen & Steers REIT ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	100	06/18/21	$3,860	$397,643

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$397,643

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$979,757

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$57,963

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,706,306

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$2,253,235,390	$—	$—	$2,253,235,390
Money Market Funds	4,130,000	—	—	4,130,000

	$2,257,365,390	$—	$—	$2,257,365,390

Derivative financial instruments(a)
Assets
Futures Contracts	$397,643	$—	$—	$397,643

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments April 30, 2021	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 4.9%
Alexander & Baldwin Inc.	132,709	$2,432,556
American Assets Trust Inc.	92,350	3,236,867
Armada Hoffler Properties Inc.	105,024	1,431,477
Broadstone Net Lease Inc.	69,249	1,397,445
Colony Capital Inc.	882,403	6,176,821
Empire State Realty Trust Inc., Class A	265,666	3,025,936
Essential Properties Realty Trust Inc.	191,378	5,012,190
Gladstone Commercial Corp.	61,686	1,297,873
Global Net Lease Inc.	165,896	3,185,203
One Liberty Properties Inc.	29,813	741,449
PS Business Parks Inc.	36,942	5,998,273
STORE Capital Corp.	445,808	15,955,468
VEREIT Inc.	404,003	19,327,504
Washington REIT	155,257	3,605,068
WP Carey Inc.	321,396	24,069,346

		96,893,476

Health Care REITs — 11.3%
CareTrust REIT Inc.	164,934	3,988,104
Community Healthcare Trust Inc.	41,122	2,093,932
Diversified Healthcare Trust	434,944	1,920,278
Global Medical REIT Inc.	80,454	1,155,319
Healthcare Realty Trust Inc.	256,715	8,255,954
Healthcare Trust of America Inc., Class A	401,616	11,795,462
Healthpeak Properties Inc.	995,740	34,193,712
LTC Properties Inc.	71,552	3,043,107
Medical Properties Trust Inc.	1,058,972	23,350,333
National Health Investors Inc.	80,005	5,873,167
New Senior Investment Group Inc.	152,643	1,010,497
Omega Healthcare Investors Inc.	423,388	16,088,744
Physicians Realty Trust	383,118	7,175,800
Sabra Health Care REIT Inc.	377,140	6,852,634
Universal Health Realty Income Trust	23,694	1,586,313
Ventas Inc.	689,222	38,224,252
Welltower Inc.	772,264	57,942,968

		224,550,576

Hotel & Resort REITs — 4.0%
Apple Hospitality REIT Inc.	387,413	6,144,370
Chatham Lodging Trust(a)	85,841	1,190,615
CorePoint Lodging Inc.	71,730	716,583
DiamondRock Hospitality Co.(a)	373,833	3,895,340
Hersha Hospitality Trust, Class A(a)	62,885	726,950
Host Hotels & Resorts Inc.	1,290,850	23,441,836
Park Hotels & Resorts Inc.	434,455	9,692,691
Pebblebrook Hotel Trust	239,178	5,711,571
RLJ Lodging Trust	302,142	4,876,572
Ryman Hospitality Properties Inc.	92,608	7,283,619
Service Properties Trust	300,846	3,704,918
Summit Hotel Properties Inc.(a)	189,617	1,928,405
Sunstone Hotel Investors Inc.	395,468	5,204,359
Xenia Hotels & Resorts Inc.	212,063	4,120,384

		78,638,213

Industrial REITs — 13.9%
Americold Realty Trust	438,587	17,714,529
Duke Realty Corp.	680,164	31,641,229
EastGroup Properties Inc.	71,911	11,409,399
First Industrial Realty Trust Inc.	236,583	11,774,736
Industrial Logistics Properties Trust	119,084	2,953,283
Lexington Realty Trust	501,628	6,139,927

Security	Shares	Value

Industrial REITs (continued)
Monmouth Real Estate Investment Corp.	174,689	$3,228,253
Plymouth Industrial REIT Inc.	45,871	855,036
Prologis Inc.	1,361,155	158,615,392
Rexford Industrial Realty Inc.	242,249	13,456,932
STAG Industrial Inc.	293,338	10,709,770
Terreno Realty Corp.	124,088	8,006,158

		276,504,644

Office REITs — 9.7%
Alexandria Real Estate Equities Inc.	250,465	45,359,211
Boston Properties Inc.	287,214	31,406,851
Brandywine Realty Trust	310,818	4,205,368
CIM Commercial Trust Corp.	20,503	229,634
City Office REIT Inc.	79,822	872,454
Columbia Property Trust Inc.	210,514	3,791,357
Corporate Office Properties Trust	211,310	5,925,132
Cousins Properties Inc.	273,556	10,031,298
Douglas Emmett Inc.	307,451	10,311,907
Easterly Government Properties Inc.	150,145	3,217,607
Franklin Street Properties Corp.	191,645	1,011,886
Highwoods Properties Inc.	190,162	8,517,356
Hudson Pacific Properties Inc.	277,126	7,790,012
JBG SMITH Properties	224,806	7,330,924
Kilroy Realty Corp.	214,584	14,707,587
Mack-Cali Realty Corp.	160,275	2,622,099
Office Properties Income Trust	87,641	2,432,038
Paramount Group Inc.	344,839	3,658,742
Piedmont Office Realty Trust Inc., Class A	227,645	4,238,750
SL Green Realty Corp.	129,883	9,612,641
Vornado Realty Trust	324,092	14,827,209

		192,100,063

Residential REITs — 18.1%
American Campus Communities Inc.	252,944	11,435,598
American Homes 4 Rent, Class A	503,800	18,660,752
Apartment Income REIT Corp.	273,509	12,348,931
Apartment Investment & Management Co., Class A	273,050	1,894,967
AvalonBay Communities Inc.	259,892	49,899,264
Bluerock Residential Growth REIT Inc., Class A	40,604	384,926
BRT Apartments Corp.	20,204	380,441
Camden Property Trust	174,181	20,985,327
Centerspace	23,870	1,680,209
Equity LifeStyle Properties Inc.	321,079	22,282,883
Equity Residential	678,801	50,387,398
Essex Property Trust Inc.	120,405	34,980,061
Independence Realty Trust Inc.	186,928	3,147,868
Invitation Homes Inc.	1,035,953	36,320,512
Mid-America Apartment Communities Inc.	210,286	33,084,296
NexPoint Residential Trust Inc.	40,587	2,035,844
Preferred Apartment Communities Inc., Class A	87,136	888,787
Sun Communities Inc.	195,324	32,585,903
UDR Inc.	540,857	25,122,808
UMH Properties Inc.	68,216	1,468,691

		359,975,466

Retail REITs — 13.5%
Acadia Realty Trust	154,681	3,231,286
Agree Realty Corp.	114,228	8,037,082
Alexander’s Inc.	3,922	1,087,335
American Finance Trust Inc.	201,608	2,018,096
Brixmor Property Group Inc.	547,307	12,226,838
Brookfield Property REIT Inc., Class A	72,400	1,302,114

16	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Federal Realty Investment Trust	141,044	$15,915,405
Getty Realty Corp.	64,006	2,021,309
Kimco Realty Corp.	762,854	16,019,934
Kite Realty Group Trust	152,307	3,169,509
Macerich Co. (The)	274,819	3,789,754
National Retail Properties Inc.	319,568	14,834,347
NETSTREIT Corp.	40,723	848,260
Realty Income Corp.	690,593	47,754,506
Regency Centers Corp.	311,157	19,808,255
Retail Opportunity Investments Corp.	212,214	3,734,966
Retail Properties of America Inc., Class A	393,309	4,613,515
Retail Value Inc.	30,118	561,098
RPT Realty	147,933	1,880,228
Saul Centers Inc.	21,961	948,276
Seritage Growth Properties, Class A(a)	63,269	1,088,227
Simon Property Group Inc.	604,009	73,532,056
SITE Centers Corp.	281,650	4,154,337
Spirit Realty Capital Inc.	210,981	10,030,037
Tanger Factory Outlet Centers Inc.	166,099	2,898,428
Urban Edge Properties	213,531	4,025,059
Urstadt Biddle Properties Inc., Class A	55,283	1,004,492
Washington Prime Group Inc.	37,849	93,109
Weingarten Realty Investors	224,069	7,246,391
Whitestone REIT	73,215	715,311

		268,589,560

Specialized REITs — 24.5%
CoreSite Realty Corp.	74,304	9,027,193
CubeSmart	356,823	15,107,886
CyrusOne Inc.	221,991	16,167,604
Digital Realty Trust Inc.	515,843	79,599,733
EPR Properties	136,679	6,520,955
Equinix Inc.	164,235	118,374,019
Extra Space Storage Inc.	236,911	35,226,297
Farmland Partners Inc.	46,889	625,030
Four Corners Property Trust Inc.	136,394	3,937,695
Gaming and Leisure Properties Inc.	401,241	18,653,694
GEO Group Inc. (The)	200,223	1,103,229

Security	Shares	Value

Specialized REITs (continued)
Gladstone Land Corp.	39,200	$822,808
Iron Mountain Inc.	528,109	21,187,733
Lamar Advertising Co., Class A	158,739	15,721,511
Life Storage Inc.	136,457	13,108,059
National Storage Affiliates Trust	115,268	5,237,778
Outfront Media Inc.	265,632	6,473,452
Public Storage	278,518	78,308,121
QTS Realty Trust Inc., Class A	117,620	7,820,554
Safehold Inc.(b)	33,182	2,346,299
VICI Properties Inc.	987,009	31,288,185

		486,657,835

Total Common Stocks — 99.9% (Cost: $1,807,268,118)		1,983,909,833

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(c)(d)(e)	129,163	129,227
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	2,320,000	2,320,000

		2,449,227

Total Short -Term Investments — 0.1% (Cost: $2,449,239)		2,449,227

Total Investments in Securities — 100.0% (Cost: $1,809,717,357)		1,986,359,060

Other Assets, Less Liabilities — 0.0%		333,101

Net Assets — 100.0%		$1,986,692,161

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$32,937,842	$—	$(32,796,496	)(a)	$8,434	$(20,553)	$129,227	129,163	$219,152	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,157,000	—	(837,000	)(a)	—	—	2,320,000	2,320,000	2,553		—

					$8,434	$(20,553)	$2,449,227		$221,705		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2021	iShares® Core U.S. REIT ETF

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	72	06/18/21	$2,779	$243,857

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$243,857

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$1,357,874

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(115,972)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,969,638

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$1,983,909,833	$—	$—	$1,983,909,833
Money Market Funds	2,449,227	—	—	2,449,227

	$1,986,359,060	$—	$—	$1,986,359,060

Derivative financial instruments(a)
Assets
Futures Contracts	$243,857	$—	$—	$243,857

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 4.0%
BWP Trust	1,041,285	$3,321,927
Charter Hall Long Wale REIT	1,035,799	3,912,504
Charter Hall Retail REIT	1,032,617	2,967,240
Cromwell Property Group	3,013,199	2,036,603
Dexus	2,324,917	18,264,124
GPT Group (The)	4,112,456	14,676,202
Mirvac Group	8,328,544	17,305,805
National Storage REIT	2,093,107	3,249,809
Scentre Group	10,960,684	23,029,102
Shopping Centres Australasia Property Group	2,289,302	4,403,245
Stockland	5,048,916	18,252,167
Vicinity Centres	7,913,385	9,688,622
Waypoint REIT	1,661,265	3,195,278

		124,302,628

Belgium — 1.3%
Aedifica SA	70,550	8,628,692
Ascencio	11,190	623,685
Befimmo SA	46,135	1,963,244
Cofinimmo SA	57,024	8,752,298
Intervest Offices & Warehouses NV	50,600	1,352,252
Leasinvest Real Estate SCA	5,460	491,641
Montea C.V.A.	25,673	2,818,550
Retail Estates NV	21,526	1,655,840
Warehouses De Pauw CVA	296,189	10,454,111
Xior Student Housing NV(a)	42,809	2,393,729

		39,134,042

Canada — 3.3%
Allied Properties REIT	257,990	8,944,297
Artis REIT	246,593	2,178,886
Boardwalk REIT	80,478	2,398,247
Canadian Apartment Properties REIT	357,042	15,858,214
Choice Properties REIT	546,826	6,196,354
Cominar REIT	359,057	2,848,640
Crombie REIT	196,250	2,611,455
Dream Industrial REIT	322,039	3,568,031
Dream Office REIT	84,542	1,452,099
First Capital Real Estate Investment Trust	460,046	6,622,838
Granite REIT	121,810	7,791,602
H&R Real Estate Investment Trust	604,930	7,489,094
InterRent REIT	238,266	2,972,999
Killam Apartment REIT	205,267	3,160,264
NorthWest Healthcare Properties REIT	319,827	3,395,335
RioCan REIT	667,431	11,404,162
SmartCentres Real Estate Investment Trust	278,082	6,469,441
Summit Industrial Income REIT	264,415	3,355,160
WPT Industrial Real Estate Investment Trust	113,770	1,902,234

		100,619,352

China — 0.1%
Yuexiu REIT	2,709,000	1,363,769

France — 2.2%
Carmila SA	84,549	1,420,850
Covivio	107,300	9,584,244
Gecina SA	109,786	16,077,307
ICADE	69,406	5,405,744
Klepierre SA	387,633	10,293,912
Mercialys SA	131,069	1,677,210

Security	Shares	Value

France (continued)
Unibail-Rodamco-Westfield(b)	284,605	$23,499,442

		67,958,709

Germany — 0.3%
alstria office REIT-AG	391,304	7,013,959
Hamborner REIT AG	150,290	1,648,896

		8,662,855

Hong Kong — 1.5%
Champion REIT	4,278,000	2,489,627
Hui Xian Real Estate Investment Trust(a)	5,166,000	1,429,598
Link REIT	4,404,700	41,654,624

		45,573,849

Ireland — 0.1%
Hibernia REIT PLC	1,435,932	1,967,118
Irish Residential Properties REIT PLC	941,435	1,842,744

		3,809,862

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	138,916	658,875

Japan — 8.8%
Activia Properties Inc.	1,418	6,538,329
Advance Residence Investment Corp.	2,727	8,694,566
AEON REIT Investment Corp.	3,267	4,498,271
Comforia Residential REIT Inc.	1,299	4,159,462
Daiwa House REIT Investment Corp.	4,246	11,385,596
Daiwa Office Investment Corp.	578	4,182,773
Daiwa Securities Living Investments Corp.	4,073	4,180,876
Frontier Real Estate Investment Corp.	943	4,123,819
Fukuoka REIT Corp.	1,522	2,495,242
Global One Real Estate Investment Corp.	2,094	2,423,412
GLP J-REIT	8,642	14,484,373
Hoshino Resorts REIT Inc.	463	2,719,418
Hulic Reit Inc.	2,496	3,987,023
Ichigo Office REIT Investment Corp.	2,592	2,264,636
Industrial & Infrastructure Fund Investment Corp.	3,988	7,227,691
Invesco Office J-Reit Inc.	18,776	3,466,444
Invincible Investment Corp.	10,390	3,730,913
Japan Excellent Inc.	2,685	3,755,880
Japan Hotel REIT Investment Corp.	9,454	5,414,395
Japan Logistics Fund Inc.	1,767	5,059,887
Japan Metropolitan Fund Invest	14,842	14,624,065
Japan Prime Realty Investment Corp.	1,851	7,527,281
Japan Real Estate Investment Corp.	2,747	17,039,166
Kenedix Office Investment Corp.	796	5,869,594
Kenedix Residential Next Investment Corp.	1,971	4,071,651
Kenedix Retail REIT Corp.	1,130	2,892,585
LaSalle Logiport REIT	3,437	5,581,332
Mitsubishi Estate Logistics REIT Investment Corp.	705	2,915,329
Mitsui Fudosan Logistics Park Inc.	1,029	5,328,338
Mori Hills REIT Investment Corp.	3,367	4,888,549
Mori Trust Sogo REIT Inc.	2,140	3,083,573
Nippon Accommodations Fund Inc.	953	5,658,451
Nippon Building Fund Inc.	3,111	20,435,460
Nippon Prologis REIT Inc.	4,718	15,150,432
Nippon REIT Investment Corp.	931	3,611,399
Nomura Real Estate Master Fund Inc.	9,491	15,004,298
NTT UD REIT Investment Corp.	2,732	4,054,073
Orix JREIT Inc.	5,562	9,810,655
Sekisui House Reit Inc.	8,507	7,082,357
Tokyu REIT Inc.	1,897	3,222,843

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
United Urban Investment Corp.	6,269	$9,371,526

		272,015,963

Malaysia — 0.1%
Axis Real Estate Investment Trust	2,368,500	1,139,035
IGB REIT	3,610,200	1,542,293
Sunway REIT(a)	4,194,300	1,535,849

		4,217,177

Mexico — 0.5%
Concentradora Fibra Danhos SA de CV(a)	502,315	595,572
Fibra Uno Administracion SA de CV	6,242,013	7,738,122
Macquarie Mexico Real Estate Management SA de CV(c)	1,544,050	1,839,895
PLA Administradora Industrial S. de RL de CV(a)	1,682,809	2,571,613
Prologis Property Mexico SA de CV	965,448	2,078,337

		14,823,539

Netherlands — 0.2%
Eurocommercial Properties NV(b)	102,882	2,665,237
NSI NV	40,607	1,652,235
Vastned Retail NV	37,306	1,120,478
Wereldhave NV	87,344	1,511,981

		6,949,931

New Zealand — 0.2%
Goodman Property Trust	2,310,152	3,696,301
Kiwi Property Group Ltd.	3,340,374	3,043,833

		6,740,134

Saudi Arabia — 0.1%
Al Maather REIT Fund	81,765	190,998
Al Rajhi REIT	244,019	659,810
Alahli REIT Fund 1	100,845	264,072
Alkhabeer REIT	93,821	237,173
Jadwa REIT Saudi Fund	283,094	1,165,561
Musharaka Real Estate Income Fund, NVS	150,153	408,405
Riyad REIT Fund	322,107	790,215
Sedco Capital REIT Fund	89,098	241,390

		3,957,624

Singapore — 3.2%
Ascendas REIT	6,911,814	16,157,352
Ascott Residence Trust	3,790,732	3,020,277
CapitaLand China Trust	2,174,030	2,255,082
CapitaLand Integrated Commercial Trust	9,232,726	14,920,596
CDL Hospitality Trusts	1,688,700	1,586,647
First REIT(a)	2,234,100	436,610
Fortune REIT	2,872,000	2,895,351
Frasers Centrepoint Trust	2,287,870	4,178,836
Frasers Logistics & Commercial Trust	5,587,400	6,173,691
Keppel DC REIT	2,591,333	5,239,541
Keppel REIT(a)	4,217,000	3,930,457
Manulife US Real Estate Investment Trust	3,141,400	2,387,464
Mapletree Commercial Trust	4,633,991	7,628,112
Mapletree Industrial Trust	3,448,200	7,334,941
Mapletree Logistics Trust	6,071,817	9,082,168
Mapletree North Asia Commercial Trust(a)	4,858,900	3,980,909
Parkway Life REIT	822,800	2,578,981
Sasseur Real Estate Investment Trust	1,148,100	798,251
Suntec REIT	4,555,700	5,239,192

		99,824,458

South Africa — 0.6%
Attacq Ltd.(b)	1,492,273	750,894

Security	Shares	Value

South Africa (continued)
Emira Property Fund Ltd.	705,540	$482,437
Equites Property Fund Ltd.	1,159,593	1,618,595
Growthpoint Properties Ltd.	7,107,322	7,113,446
Hyprop Investments Ltd.(a)	637,050	1,339,309
Redefine Properties Ltd.(b)	11,551,826	3,439,868
SA Corporate Real Estate Ltd.	5,367,484	788,057
Stor-Age Property REIT Ltd.	758,500	730,398
Vukile Property Fund Ltd.	1,891,939	1,457,996

		17,721,000

Spain — 0.5%
Inmobiliaria Colonial Socimi SA	714,866	7,258,785
Lar Espana Real Estate Socimi SA	129,131	833,201
Merlin Properties Socimi SA	699,323	7,739,921

		15,831,907

Thailand — 0.1%
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust(a)	3,405,702	1,443,766

Turkey — 0.1%
AKIS Gayrimenkul Yatirimi AS(b)	515,852	115,712
Akmerkez Gayrimenkul Yatirim Ortakligi AS	13,819	79,961
Emlak Konut Gayrimenkul Yatirim Ortakligi AS(a)	3,990,173	875,798
Halk Gayrimenkul Yatirim Ortakligi AS	417,889	165,805
Is Gayrimenkul Yatirim Ortakligi AS(b)	1,186,257	266,092
Ozak Gayrimenkul Yatirim Ortakligi(b)	200,329	107,992
Torunlar Gayrimenkul Yatirim Ortakligi AS(b)	304,252	130,991

		1,742,351

United Kingdom — 5.4%
Assura PLC	5,538,763	5,709,346
Big Yellow Group PLC	341,723	5,658,668
BMO Commercial Property Trust Ltd.	1,127,247	1,243,902
BMO Real Estate Investments Ltd.	530,283	572,679
British Land Co. PLC (The)	1,950,420	13,999,160
Capital & Counties Properties PLC(b)	1,556,026	3,916,693
Civitas Social Housing PLC	1,328,975	2,101,318
Custodian REIT PLC	829,464	1,173,700
Derwent London PLC	214,576	9,890,171
Empiric Student Property PLC(b)	1,258,981	1,533,948
GCP Student Living PLC	971,902	2,206,862
Great Portland Estates PLC	537,947	5,161,567
Hammerson PLC	8,635,487	4,763,378
Impact Healthcare REIT PLC	518,370	802,399
Land Securities Group PLC	1,503,032	15,000,020
LondonMetric Property PLC	1,876,582	5,856,394
LXI REIT PLC	1,237,552	2,340,577
NewRiver REIT PLC(b)	654,731	921,012
Picton Property Income Ltd. (The)	1,156,798	1,455,896
Primary Health Properties PLC	2,750,407	5,757,814
RDI REIT PLC	575,036	964,954
Regional REIT Ltd.(c)	799,134	931,624
Safestore Holdings PLC	441,440	5,204,334
Schroder REIT Ltd.	1,068,471	657,572
Segro PLC	2,508,492	34,922,364
Shaftesbury PLC(b)	591,948	5,151,073
Standard Life Investment Property Income Trust Ltd.	871,134	879,268
Target Healthcare REIT PLC	979,510	1,603,006
Triple Point Social Housing REIT PLC(c)	793,169	1,157,485
Tritax Big Box REIT PLC	3,599,369	9,483,617
UK Commercial Property REIT Ltd.	1,572,667	1,750,659

20	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
UNITE Group PLC (The)	671,079	$10,824,514
Workspace Group PLC	283,516	3,218,847

		166,814,821

United States — 66.9%
Acadia Realty Trust	171,379	3,580,107
Agree Realty Corp.	130,186	9,159,887
Alexander’s Inc.	4,549	1,261,165
Alexandria Real Estate Equities Inc.	286,560	51,896,016
American Assets Trust Inc.	105,972	3,714,319
American Campus Communities Inc.	289,064	13,068,583
American Finance Trust Inc.	230,867	2,310,979
American Homes 4 Rent, Class A	576,140	21,340,226
Americold Realty Trust	501,544	20,257,362
Apartment Income REIT Corp.	312,643	14,115,831
Apartment Investment & Management Co., Class A	318,154	2,207,989
Apple Hospitality REIT Inc.	442,628	7,020,080
Armada Hoffler Properties Inc.	121,623	1,657,721
AvalonBay Communities Inc.	297,341	57,089,472
Boston Properties Inc.	328,595	35,931,863
Brandywine Realty Trust	363,648	4,920,157
Brixmor Property Group Inc.	625,569	13,975,211
Brookfield Property REIT Inc., Class A	83,911	1,509,139
Camden Property Trust	199,202	23,999,857
CareTrust REIT Inc.	182,229	4,406,297
Centerspace	27,568	1,940,511
Colony Capital Inc.(a)	1,017,466	7,122,262
Columbia Property Trust Inc.	246,375	4,437,214
Community Healthcare Trust Inc.	47,273	2,407,141
Corporate Office Properties Trust	235,678	6,608,411
Cousins Properties Inc.	312,730	11,467,809
CubeSmart	407,952	17,272,688
CyrusOne Inc.	253,832	18,486,585
DiamondRock Hospitality Co.(b)	405,915	4,229,634
Digital Realty Trust Inc.	590,184	91,071,293
Diversified Healthcare Trust	501,055	2,212,158
Douglas Emmett Inc.	351,478	11,788,572
Duke Realty Corp.	778,187	36,201,259
Easterly Government Properties Inc.	171,727	3,680,110
EastGroup Properties Inc.	82,183	13,039,155
Empire State Realty Trust Inc., Class A	305,113	3,475,237
EPR Properties	155,610	7,424,153
Equity Commonwealth	247,247	7,120,714
Equity LifeStyle Properties Inc.	367,249	25,487,081
Equity Residential	776,622	57,648,651
Essential Properties Realty Trust Inc.	221,334	5,796,737
Essex Property Trust Inc.	137,755	40,020,583
Extra Space Storage Inc.	271,040	40,300,938
Federal Realty Investment Trust	161,253	18,195,788
First Industrial Realty Trust Inc.	270,405	13,458,057
Four Corners Property Trust Inc.	150,288	4,338,815
Franklin Street Properties Corp.	221,575	1,169,916
Gaming and Leisure Properties Inc.	458,868	21,332,773
Getty Realty Corp.	73,390	2,317,656
Global Net Lease Inc.	189,863	3,645,370
Healthcare Realty Trust Inc.	293,822	9,449,315
Healthcare Trust of America Inc., Class A	459,007	13,481,036
Healthpeak Properties Inc.	1,139,231	39,121,193
Highwoods Properties Inc.	217,468	9,740,392
Host Hotels & Resorts Inc.	1,476,529	26,813,767
Hudson Pacific Properties Inc.	317,695	8,930,406

Security	Shares	Value

United States (continued)
Independence Realty Trust Inc.	214,915	$3,619,169
Industrial Logistics Properties Trust	136,787	3,392,318
Innovative Industrial Properties Inc.	49,208	9,011,461
Invitation Homes Inc.	1,185,259	41,555,181
JBG SMITH Properties	257,739	8,404,869
Kilroy Realty Corp.	246,013	16,861,731
Kimco Realty Corp.	872,269	18,317,649
Kite Realty Group Trust	174,925	3,640,189
Lexington Realty Trust	571,738	6,998,073
Life Storage Inc.	155,971	14,982,574
LTC Properties Inc.	81,855	3,481,293
Macerich Co. (The)	313,334	4,320,876
Mack-Cali Realty Corp.	183,155	2,996,416
Medical Properties Trust Inc.	1,211,379	26,710,907
Mid-America Apartment Communities Inc.	240,597	37,853,126
Monmouth Real Estate Investment Corp.	199,925	3,694,614
National Health Investors Inc.	91,408	6,710,261
National Retail Properties Inc.	365,357	16,959,872
National Storage Affiliates Trust	131,612	5,980,449
NexPoint Residential Trust Inc.	46,451	2,329,982
Office Properties Income Trust	100,912	2,800,308
Omega Healthcare Investors Inc.	484,127	18,396,826
Paramount Group Inc.	400,721	4,251,650
Park Hotels & Resorts Inc.	496,344	11,073,435
Pebblebrook Hotel Trust(a)	273,231	6,524,756
Physicians Realty Trust	438,223	8,207,917
Piedmont Office Realty Trust Inc., Class A	266,389	4,960,163
Prologis Inc.	1,557,324	181,474,966
PS Business Parks Inc.	42,158	6,845,194
Public Storage	318,654	89,592,759
QTS Realty Trust Inc., Class A	134,041	8,912,386
Realty Income Corp.	790,117	54,636,591
Regency Centers Corp.	355,850	22,653,411
Retail Opportunity Investments Corp.	241,908	4,257,581
Retail Properties of America Inc., Class A	448,294	5,258,489
Rexford Industrial Realty Inc.	276,908	15,382,239
RLJ Lodging Trust	348,044	5,617,430
RPT Realty	168,708	2,144,279
Ryman Hospitality Properties Inc.	105,490	8,296,788
Sabra Health Care REIT Inc.	431,329	7,837,248
Safehold Inc.(a)	38,047	2,690,303
Service Properties Trust	346,009	4,261,101
Simon Property Group Inc.	691,053	84,128,792
SITE Centers Corp.	325,066	4,794,723
SL Green Realty Corp.	148,468	10,988,117
Spirit Realty Capital Inc.	240,124	11,415,495
STAG Industrial Inc.	335,202	12,238,225
STORE Capital Corp.	509,764	18,244,454
Summit Hotel Properties Inc.(b)	216,211	2,198,866
Sun Communities Inc.	223,462	37,280,165
Sunstone Hotel Investors Inc.	455,715	5,997,209
Tanger Factory Outlet Centers Inc.	190,937	3,331,851
Terreno Realty Corp.	141,684	9,141,452
UDR Inc.	618,702	28,738,708
Universal Health Realty Income Trust	27,402	1,834,564
Urban Edge Properties	244,187	4,602,925
Ventas Inc.	788,556	43,733,316
VEREIT Inc.	461,966	22,100,453
VICI Properties Inc.	1,129,243	35,797,003
Vornado Realty Trust	370,535	16,951,976

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2021	iShares® Global REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Washington REIT	180,345	$4,187,611
Weingarten Realty Investors	255,069	8,248,931
Welltower Inc.	883,563	66,293,732
WP Carey Inc.	367,663	27,534,282
Xenia Hotels & Resorts Inc.	229,412	4,457,475

		2,062,792,796

Total Common Stocks — 99.5% (Cost: $2,750,119,240)		3,066,959,408

Short-Term Investments

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(d)(e)(f)	9,184,770	9,189,362
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(d)(e)	6,480,000	6,480,000

		15,669,362

Total Short-Term Investments — 0.5% (Cost: $15,662,325)		15,669,362

Total Investments in Securities — 100.0% (Cost: $2,765,781,565)		3,082,628,770

Other Assets, Less Liabilities — 0.0%		591,829

Net Assets — 100.0%		$3,083,220,599

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$32,298,609	$—		$(23,086,489	)(a)	$(421)	$(22,337)	$9,189,362	9,184,770	$1,080,322	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,440,000	3,040,000	(a)	—		—	—	6,480,000	6,480,000	3,996		—

						$(421)	$(22,337)	$15,669,362		$1,084,318		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
ASX SPI 200 Index	12	06/17/21	$1,618	$23,320
Dow Jones U.S. Real Estate Index	327	06/18/21	12,622	636,590

				$659,910

22	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® Global REIT ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$659,910

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,860,552

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$112,684

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,464,149

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,066,959,408	$—	$—	$3,066,959,408
Money Market Funds	15,669,362	—	—	15,669,362

	$3,082,628,770	$—	$—	$3,082,628,770

Derivative financial instruments(a)
Assets
Futures Contracts	$659,910	$—	$—	$659,910

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments April 30, 2021	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 7.5%
BWP Trust	158,386	$505,286
Charter Hall Long Wale REIT	161,096	608,505
Charter Hall Retail REIT	159,081	457,122
Cromwell Property Group	470,162	317,780
Dexus	358,788	2,818,573
GPT Group (The)	640,480	2,285,693
Mirvac Group	1,292,059	2,684,757
National Storage REIT	318,115	493,913
Scentre Group	1,704,981	3,582,275
Shopping Centres Australasia Property Group	355,253	683,294
Stockland	783,270	2,831,573
Vicinity Centres	1,231,015	1,507,173
Waypoint REIT	259,569	499,255

		19,275,199

Austria — 0.4%
CA Immobilien Anlagen AG	22,791	1,000,035

Belgium — 2.5%
Aedifica SA	10,814	1,322,618
Ascencio	1,693	94,361
Befimmo SA	7,061	300,476
Cofinimmo SA	8,858	1,359,565
Intervest Offices & Warehouses NV	7,384	197,333
Leasinvest Real Estate SCA	801	72,125
Montea C.V.A.	3,991	438,158
Retail Estates NV	3,377	259,768
Shurgard Self Storage SA	8,350	389,002
Warehouses De Pauw CVA	45,658	1,611,518
Xior Student Housing NV	6,660	372,404

		6,417,328

Canada — 6.4%
Allied Properties REIT	39,947	1,384,929
Artis REIT	38,351	338,868
Boardwalk REIT	12,315	366,987
Canadian Apartment Properties REIT	55,614	2,470,126
Chartwell Retirement Residences	70,040	712,242
Choice Properties REIT	83,482	945,976
Cominar REIT	54,764	434,479
Crombie REIT	29,989	399,057
Dream Industrial REIT	49,834	552,136
Dream Office REIT	13,135	225,608
First Capital Real Estate Investment Trust	71,381	1,027,603
Granite REIT	19,107	1,222,183
H&R Real Estate Investment Trust	93,040	1,151,845
InterRent REIT	36,591	456,570
Killam Apartment REIT	31,588	486,325
NorthWest Healthcare Properties REIT	49,017	520,372
RioCan REIT	104,326	1,782,582
SmartCentres Real Estate Investment Trust	42,734	994,186
Summit Industrial Income REIT	40,696	516,391
WPT Industrial Real Estate Investment Trust	17,884	299,020

		16,287,485

Finland — 0.6%
Citycon OYJ	24,853	218,402
Kojamo OYJ	64,367	1,397,054

		1,615,456

France — 4.1%
Carmila SA	13,092	220,012

Security	Shares	Value

France (continued)
Covivio	16,390	$1,463,987
Gecina SA	17,033	2,494,350
ICADE	10,391	809,312
Klepierre SA	60,750	1,613,266
Mercialys SA	19,810	253,496
Unibail-Rodamco-Westfield(a)	44,432	3,668,689

		10,523,112

Germany — 11.7%
ADLER Group SA(a)(b)	26,580	786,486
alstria office REIT-AG	58,781	1,053,625
Aroundtown SA	395,932	3,052,293
Deutsche EuroShop AG(a)	16,539	382,265
Deutsche Wohnen SE	114,138	6,182,968
Grand City Properties SA	37,294	1,003,841
Hamborner REIT AG	22,754	249,644
LEG Immobilien SE	23,705	3,301,623
Sirius Real Estate Ltd.	319,155	448,956
TAG Immobilien AG	41,476	1,283,669
TLG Immobilien AG	2,934	92,007
Vonovia SE(c)	186,288	12,253,208

		30,090,585

Hong Kong — 12.3%
Champion REIT	645,000	375,365
CK Asset Holdings Ltd.	782,000	4,908,360
Hang Lung Properties Ltd.	665,000	1,815,150
Hongkong Land Holdings Ltd.(c)	380,300	1,882,485
Hysan Development Co. Ltd.	201,000	756,967
Link REIT	684,800	6,476,057
New World Development Co. Ltd.	468,333	2,478,287
Sino Land Co. Ltd.	1,136,800	1,689,060
Sun Hung Kai Properties Ltd.	467,000	7,052,936
Swire Properties Ltd.	347,400	1,037,703
Wharf Real Estate Investment Co. Ltd.	538,900	3,101,493

		31,573,863

Ireland — 0.2%
Hibernia REIT PLC	219,611	300,850
Irish Residential Properties REIT PLC	147,247	288,218

		589,068

Israel — 0.5%
Amot Investments Ltd.	48,683	318,965
Azrieli Group Ltd.	12,095	852,115

		1,171,080

Italy — 0.0%
Immobiliare Grande Distribuzione SIIQ SpA	22,641	107,386

Japan — 24.7%
Activia Properties Inc.	227	1,046,686
Advance Residence Investment Corp.	422	1,345,474
Aeon Mall Co. Ltd.	39,200	621,864
AEON REIT Investment Corp.	509	700,832
Comforia Residential REIT Inc.	208	666,026
Daiwa House REIT Investment Corp.	660	1,769,782
Daiwa Office Investment Corp.	89	644,060
Daiwa Securities Living Investments Corp.	644	661,057
Frontier Real Estate Investment Corp.	149	651,590
Fukuoka REIT Corp.	238	390,189
Global One Real Estate Investment Corp.	312	361,081
GLP J-REIT	1,342	2,249,251
Hoshino Resorts REIT Inc.	73	428,763

24	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hulic Co. Ltd.	119,900	$1,364,582
Hulic Reit Inc.	380	606,999
Ichigo Office REIT Investment Corp.	384	335,501
Industrial & Infrastructure Fund Investment Corp.	620	1,123,663
Invesco Office J-Reit Inc.	2,837	523,770
Invincible Investment Corp.	1,615	579,925
Japan Excellent Inc.	410	573,524
Japan Hotel REIT Investment Corp.	1,468	840,737
Japan Logistics Fund Inc.	281	804,657
Japan Metropolitan Fund Invest	2,304	2,270,169
Japan Prime Realty Investment Corp.	290	1,179,315
Japan Real Estate Investment Corp.	429	2,661,013
Kenedix Office Investment Corp.	125	921,733
Kenedix Residential Next Investment Corp.	304	627,997
Kenedix Retail REIT Corp.	178	455,646
LaSalle Logiport REIT	532	863,913
Mitsubishi Estate Co. Ltd.	374,900	6,158,300
Mitsubishi Estate Logistics REIT Investment Corp.	112	463,144
Mitsui Fudosan Co. Ltd.	304,500	6,602,305
Mitsui Fudosan Logistics Park Inc.	166	859,576
Mori Hills REIT Investment Corp.	522	757,892
Mori Trust Sogo REIT Inc.	327	471,181
Nippon Accommodations Fund Inc.	153	908,440
Nippon Building Fund Inc.	483	3,172,718
Nippon Prologis REIT Inc.	736	2,363,442
Nippon REIT Investment Corp.	143	554,705
Nomura Real Estate Holdings Inc.	37,300	917,954
Nomura Real Estate Master Fund Inc.	1,473	2,328,662
NTT UD REIT Investment Corp.	418	620,279
Orix JREIT Inc.	866	1,527,513
Sekisui House Reit Inc.	1,320	1,098,943
Sumitomo Realty & Development Co. Ltd.	129,700	4,317,994
Tokyo Tatemono Co. Ltd.	64,700	954,770
Tokyu REIT Inc.	289	490,987
United Urban Investment Corp.	976	1,459,022

		63,297,626

Malta — 0.0%
BGP Holdings PLC(d)	6,603,392	79

Netherlands — 0.4%
Eurocommercial Properties NV(a)	15,734	407,601
NSI NV	5,965	242,707
Vastned Retail NV	5,578	167,534
Wereldhave NV	13,043	225,783

		1,043,625

New Zealand — 0.6%
Goodman Property Trust	358,581	573,739
Kiwi Property Group Ltd.	513,105	467,554
Precinct Properties New Zealand Ltd.	343,989	407,240

		1,448,533

Norway — 0.5%
Entra ASA(b)	55,008	1,244,735

Singapore — 7.2%
Ascendas REIT	1,071,790	2,505,462
Ascott Residence Trust(c)	582,600	464,188
CapitaLand Integrated Commercial Trust	1,432,488	2,314,980
CapitaLand Ltd.	845,100	2,363,028
CDL Hospitality Trusts	260,600	244,851
City Developments Ltd.	153,700	911,525

Security	Shares	Value

Singapore (continued)
Fortune REIT	450,000	$453,659
Frasers Centrepoint Trust	355,749	649,782
Frasers Logistics & Commercial Trust	853,500	943,058
Keppel DC REIT(c)	396,971	802,655
Keppel REIT(c)	645,800	601,918
Manulife US Real Estate Investment Trust	468,500	356,060
Mapletree Commercial Trust	718,917	1,183,425
Mapletree Industrial Trust	540,900	1,150,592
Mapletree Logistics Trust(c)	948,037	1,418,065
Parkway Life REIT	129,100	404,650
Suntec REIT	681,900	784,206
UOL Group Ltd.	161,700	935,876

		18,487,980

Spain — 0.9%
Inmobiliaria Colonial Socimi SA	106,591	1,082,330
Lar Espana Real Estate Socimi SA	20,261	130,732
Merlin Properties Socimi SA	108,467	1,200,484

		2,413,546

Sweden — 5.3%
Atrium Ljungberg AB, Class B	14,696	307,450
Castellum AB	89,980	2,193,168
Catena AB	8,284	401,868
Dios Fastigheter AB	27,580	262,729
Fabege AB	85,139	1,271,182
Fastighets AB Balder, Class B(a)	33,038	1,905,524
Hufvudstaden AB, Class A	35,470	565,876
Klovern AB, Class B	208,472	404,333
Kungsleden AB	62,298	725,333
Nyfosa AB	57,772	696,209
Pandox AB(a)	28,984	507,989
Sagax AB	56,205	1,488,918
Samhallsbyggnadsbolaget i Norden AB	328,570	1,254,323
Wallenstam AB, Class B	53,475	827,192
Wihlborgs Fastigheter AB	43,433	888,615

		13,700,709

Switzerland — 2.5%
Allreal Holding AG, Registered	4,605	933,067
Hiag Immobilien Holding AG	963	111,922
Intershop Holding AG	358	239,831
Mobimo Holding AG, Registered	2,139	680,127
Peach Property Group AG(a)	2,931	165,824
PSP Swiss Property AG, Registered	14,125	1,743,846
Swiss Prime Site AG, Registered	24,668	2,400,400

		6,275,017

United Kingdom — 10.8%
Aberdeen Standard European Logistics Income PLC(b)	74,847	118,656
Assura PLC	855,319	881,661
Big Yellow Group PLC	53,324	883,004
BMO Commercial Property Trust Ltd.	178,840	197,348
BMO Real Estate Investments Ltd.	73,477	79,351
British Land Co. PLC (The)	303,759	2,180,233
Capital & Counties Properties PLC(a)	241,085	606,838
Civitas Social Housing PLC	207,992	328,868
CLS Holdings PLC	52,223	180,040
Custodian REIT PLC	122,720	173,650
Derwent London PLC	33,143	1,527,617
Empiric Student Property PLC(a)	192,498	234,540
GCP Student Living PLC	151,392	343,760
Grainger PLC	216,300	855,310

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	iShares® International Developed Real Estate ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Great Portland Estates PLC	83,660	$802,712
Hammerson PLC	1,341,697	740,087
Helical PLC	32,533	190,985
Impact Healthcare REIT PLC	73,887	114,372
Intu Properties PLC(c)(d)	6,694	0	(e)
Land Securities Group PLC	234,089	2,336,171
LondonMetric Property PLC	287,407	896,933
LXI REIT PLC	188,882	357,232
NewRiver REIT PLC(a)	103,497	145,590
Phoenix Spree Deutschland Ltd.	25,872	130,389
Picton Property Income Ltd. (The)	178,718	224,927
Primary Health Properties PLC	428,334	896,692
RDI REIT PLC	89,345	149,928
Regional REIT Ltd.(b)	126,554	147,536
Safestore Holdings PLC	66,827	787,853
Schroder REIT Ltd.	159,587	98,215
Segro PLC	390,677	5,438,871
Shaftesbury PLC(a)	91,994	800,523
Standard Life Investment Property Income Trust Ltd.	136,319	137,592
Target Healthcare REIT PLC	152,013	248,775
Triple Point Social Housing REIT PLC(b)	123,329	179,976
Tritax Big Box REIT PLC	561,996	1,480,747
Tritax EuroBox PLC(b)	167,799	265,317
UK Commercial Property REIT Ltd.	246,322	274,200
UNITE Group PLC (The)	104,344	1,683,070
Workspace Group PLC	43,465	493,472

		27,613,041

Total Common Stocks — 99.1% (Cost: $257,786,710)		254,175,488

Security	Shares	Value

Short-Term Investments

Money Market Funds — 0.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.08%(f)(g)(h)	1,764,573	$1,765,455
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(f)(g)	110,000	110,000

		1,875,455

Total Short-Term Investments — 0.7% (Cost: $1,875,651)		1,875,455

Total Investments in Securities — 99.8% (Cost: $259,662,361)		256,050,943

Other Assets, Less Liabilities — 0.2%		462,967

Net Assets — 100.0%		$256,513,910

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than $1.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$411,987	$1,358,596	(a)	$—	$(4,109)	$(1,019)	$1,765,455	1,764,573	$218,121	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	90,000	20,000	(a)	—	—	—	110,000	110,000	124		—

					$(4,109)	$(1,019)	$1,875,455		$218,245		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Dow Jones U.S. Real Estate Index	28	06/18/21	$1,081	$65,304

26	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	iShares® International Developed Real Estate ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Euro STOXX 50 Index	5	06/18/21	$237	$2,098
SGX MSCI Singapore Index	23	05/28/21	625	(505)
TOPIX Index	2	06/10/21	348	(8,104)

				$58,793

Derivative Financial Instruments Categorized by Risk Exposure

As of April 30, 2021, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Equity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$67,402

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$8,609

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

Equity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$501,720

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(61,899)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,862,393

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2021	iShares® International Developed Real Estate ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of April 30, 2021. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$254,175,409	$—	$79	$254,175,488
Money Market Funds	1,875,455	—	—	1,875,455

	$256,050,864	$—	$79	$256,050,943

Derivative financial instruments(a)
Assets
Futures Contracts	$67,402	$—	$—	$67,402
Liabilities
Futures Contracts	(8,609)	—	—	(8,609)

	$58,793	$—	$—	$58,793

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2021

	iShares Cohen & Steers REIT ETF		iShares Core U.S. REIT ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,253,235,390		$1,983,909,833	$3,066,959,408	$254,175,488
Affiliated(c)	4,130,000		2,449,227	15,669,362	1,875,455
Cash	44,342		21,814	1,480	11,991
Foreign currency, at value(d)	—		—	2,567,454	481,052
Cash pledged:
Futures contracts	233,000		142,000	760,000	72,000
Foreign currency collateral pledged:
Futures contracts(e)	—		—	122,820	61,846
Receivables:
Investments sold	—		—	1,715	269
Securities lending income — Affiliated	—		63	156,969	31,436
Variation margin on futures contracts	14,001		9,836	35,554	1,309
Capital shares sold	—		80,911	—	—
Dividends	259,379		947,811	6,187,577	1,491,615
Tax reclaims	—		—	291,624	179,981

Total assets	2,257,916,112		1,987,561,495	3,092,753,963	258,382,442

LIABILITIES
Collateral on securities loaned, at value	—		129,240	9,193,332	1,768,338
Payables:
Capital shares redeemed	6,040		616,346	—	—
Investment advisory fees	577,929		123,748	340,032	100,194

Total liabilities	583,969		869,334	9,533,364	1,868,532

NET ASSETS	$2,257,332,143		$1,986,692,161	$3,083,220,599	$256,513,910

NET ASSETS CONSIST OF:
Paid-in capital	$1,976,563,277		$1,848,913,311	$2,897,040,261	$351,865,222
Accumulated earnings (loss)	280,768,866		137,778,850	186,180,338	(95,351,312)

NET ASSETS	$2,257,332,143		$1,986,692,161	$3,083,220,599	$256,513,910

Shares outstanding	36,050,000	(f)	35,100,000	113,250,000	8,900,000

Net asset value	$62.62	(f)	$56.60	$27.22	$28.82

Shares authorized	Unlimited		Unlimited	Unlimited	Unlimited

Par value	None		None	None	None

(a) Securities loaned, at value	$—		$127,278	$8,643,067	$1,519,644
(b) Investments, at cost — Unaffiliated	$1,819,693,012		$1,807,268,118	$2,750,119,240	$257,786,710
(c) Investments, at cost — Affiliated	$4,130,000		$2,449,239	$15,662,325	$1,875,651
(d) Foreign currency, at cost	$—		$—	$2,585,348	$477,120
(e) Foreign currency collateral pledged, at cost	$—		$—	$95,784	$62,081
(f) Shares outstanding and net asset value per share reflect a two-for-one stock split effective after the close of trading on December 4, 2020

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	29

Statements of Operations

Year Ended April 30, 2021

	iShares Cohen & Steers REIT ETF	iShares Core U.S. REIT ETF	iShares Global REIT ETF	iShares International Developed Real Estate ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$47,474,535	$38,725,204	$72,556,788	$9,458,556
Dividends — Affiliated	3,328	2,553	3,996	124
Securities lending income — Affiliated — net	76,177	219,152	1,080,322	218,121
Other income — Unaffiliated	—	—	—	423
Foreign taxes withheld	—	(3,333)	(3,956,938)	(782,180)
Foreign withholding tax claims	—	—	—	1,529

Total investment income	47,554,040	38,943,576	69,684,168	8,896,573

EXPENSES
Investment advisory fees	6,286,568	1,216,256	3,202,918	1,200,330
Professional fees	—	—	—	6
Miscellaneous	437	437	437	437

Total expenses	6,287,005	1,216,693	3,203,355	1,200,773

Net investment income	41,267,035	37,726,883	66,480,813	7,695,800

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(38,966,500)	(19,527,672)	(37,713,990)	(8,028,745)
Investments — Affiliated	18,999	8,434	(421)	(4,109)
In-kind redemptions — Unaffiliated	47,294,219	45,375,821	24,885,402	(2,421,200)
Futures contracts	979,757	1,357,874	2,860,552	501,720
Foreign currency transactions	—	—	212,477	93,565

Net realized gain (loss)	9,326,475	27,214,457	(9,755,980)	(9,858,769)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	458,075,261	442,594,850	711,577,247	67,140,608
Investments — Affiliated	(32,352)	(20,553)	(22,337)	(1,019)
Futures contracts	57,963	(115,972)	112,684	(61,899)
Foreign currency translations	—	—	(102,765)	(14,000)

Net change in unrealized appreciation (depreciation)	458,100,872	442,458,325	711,564,829	67,063,690

Net realized and unrealized gain	467,427,347	469,672,782	701,808,849	57,204,921

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$508,694,382	$507,399,665	$768,289,662	$64,900,721

See notes to financial statements.

30	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares		iShares
	Cohen & Steers REIT ETF		Core U.S. REIT ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$41,267,035	$55,315,585	$37,726,883	$48,269,628
Net realized gain	9,326,475	58,518,629	27,214,457	31,905,082
Net change in unrealized appreciation (depreciation)	458,100,872	(302,415,032)	442,458,325	(337,896,791)

Net increase (decrease) in net assets resulting from operations	508,694,382	(188,580,818)	507,399,665	(257,722,081)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(45,075,395)	(57,779,284)	(45,560,203)	(55,248,742)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(49,147,842)	(97,904,801)	185,409,809	362,362,438

NET ASSETS
Total increase (decrease) in net assets	414,471,145	(344,264,903)	647,249,271	49,391,615
Beginning of year	1,842,860,998	2,187,125,901	1,339,442,890	1,290,051,275

End of year	$2,257,332,143	$1,842,860,998	$1,986,692,161	$1,339,442,890

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	31

Statements of Changes in Net Assets (continued)

	iShares		iShares
	Global REIT ETF		International Developed Real Estate ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/21	Year Ended 04/30/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$66,480,813	$60,463,596	$7,695,800	$11,291,346
Net realized gain (loss)	(9,755,980)	(19,632,563)	(9,858,769)	5,959,927
Net change in unrealized appreciation (depreciation)	711,564,829	(457,762,007)	67,063,690	(73,663,655)

Net increase (decrease) in net assets resulting from operations	768,289,662	(416,930,974)	64,900,721	(56,412,382)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(61,575,908)	(99,617,820)	(5,659,254)	(29,166,474)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	476,173,181	779,725,811	(62,111,213)	(132,369,027)

NET ASSETS
Total increase (decrease) in net assets	1,182,886,935	263,177,017	(2,869,746)	(217,947,883)
Beginning of year	1,900,333,664	1,637,156,647	259,383,656	477,331,539

End of year	$3,083,220,599	$1,900,333,664	$256,513,910	$259,383,656

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

32	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Cohen & Steers REIT ETF
	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)	Year Ended 04/30/18 (a)	Year Ended 04/30/17 (a)

Net asset value, beginning of year	$49.68	$55.51	$47.00	$49.84	$50.01

Net investment income(b)	1.15	1.39	1.28	1.30	1.21
Net realized and unrealized gain (loss)(c)	13.04	(5.78)	8.74	(2.58)	0.57

Net increase (decrease) from investment operations	14.19	(4.39)	10.02	(1.28)	1.78

Distributions(d)
From net investment income	(1.25)	(1.44)	(1.51)	(1.56)	(1.95)

Total distributions	(1.25)	(1.44)	(1.51)	(1.56)	(1.95)

Net asset value, end of year	$62.62	$49.68	$55.51	$47.00	$49.84

Total Return
Based on net asset value	29.11%	(8.10)%	21.70%	(2.68)%	3.58%

Ratios to Average Net Assets
Total expenses	0.33%	0.34%	0.34%	0.34%	0.34%

Net investment income	2.15%	2.43%	2.51%	2.63%	2.37%

Supplemental Data
Net assets, end of year (000)	$2,257,332	$1,842,861	$2,187,126	$2,476,649	$3,239,748

Portfolio turnover rate(e)	27%	19%	17%	12%	8%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on December 4, 2020.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$42.45	$51.60	$45.73	$48.93	$47.95

Net investment income(a)	1.17	1.62	1.79	1.70	1.27
Net realized and unrealized gain (loss)(b)	14.39	(8.95)	6.59	(3.20)	1.60

Net increase (decrease) from investment operations	15.56	(7.33)	8.38	(1.50)	2.87

Distributions(c)
From net investment income	(1.41)	(1.80)	(2.44)	(1.70)	(1.89)
From net realized gain	—	(0.02)	(0.07)	—	—

Total distributions	(1.41)	(1.82)	(2.51)	(1.70)	(1.89)

Net asset value, end of year	$56.60	$42.45	$51.60	$45.73	$48.93

Total Return
Based on net asset value	37.43%	(14.60)%	18.82%	(3.18)%	6.02%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.08%	0.08%	0.28%

Net investment income	2.48%	3.12%	3.64%	3.60%	2.57%

Supplemental Data
Net assets, end of year (000)	$1,986,692	$1,339,443	$1,290,051	$514,475	$124,765

Portfolio turnover rate(d)	5%	8%	11%	8%	30%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

34	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Global REIT ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$20.42	$26.53	$24.82	$25.42	$26.35

Net investment income(a)	0.66	0.88	0.98	0.97	0.86
Net realized and unrealized gain (loss)(b)	6.75	(5.54)	2.08	(0.56)	(0.47)

Net increase (decrease) from investment operations	7.41	(4.66)	3.06	0.41	0.39

Distributions(c)
From net investment income	(0.61)	(1.45)	(1.35)	(0.99)	(1.29)
From net realized gain	—	—	—	(0.02)	(0.03)

Total distributions	(0.61)	(1.45)	(1.35)	(1.01)	(1.32)

Net asset value, end of year	$27.22	$20.42	$26.53	$24.82	$25.42

Total Return
Based on net asset value	36.95%	(18.47)%	12.77%	1.61%	1.53%

Ratios to Average Net Assets
Total expenses	0.14%	0.14%	0.14%	0.14%	0.14%

Net investment income	2.91%	3.36%	3.85%	3.83%	3.31%

Supplemental Data
Net assets, end of year (000)	$3,083,221	$1,900,334	$1,637,157	$913,379	$350,819

Portfolio turnover rate(d)	6%	8%	9%	7%	5%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares International Developed Real Estate ETF
	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19	Year Ended 04/30/18	Year Ended 04/30/17

Net asset value, beginning of year	$22.75	$29.65	$30.40	$28.11	$30.06

Net investment income(a)	0.78	0.86	0.93	0.91	0.82
Net realized and unrealized gain (loss)(b)	5.86	(5.47)	(0.55)	2.86	(0.76)

Net increase (decrease) from investment operations	6.64	(4.61)	0.38	3.77	0.06

Distributions(c)
From net investment income	(0.57)	(2.29)	(1.13)	(1.48)	(2.01)

Total distributions	(0.57)	(2.29)	(1.13)	(1.48)	(2.01)

Net asset value, end of year	$28.82	$22.75	$29.65	$30.40	$28.11

Total Return
Based on net asset value	29.62%	(16.93)%	1.39%	13.69%	0.63	%(d)

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%	0.48%	0.48%

Total expenses excluding professional fees for foreign withholding tax claims	0.48%	N/A	0.48%	N/A	0.48%

Net investment income	3.08%	2.99%	3.20%	3.08%	2.85	%(d)

Supplemental Data
Net assets, end of year (000)	$256,514	$259,384	$477,332	$535,093	$519,971

Portfolio turnover rate(e)	9%	10%	8%	8%	7%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated professional fees, which resulted in the following increases:
•	Total return by 0.04%.
•	Ratio of net investment income to average net assets by 0.01%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

36	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Cohen & Steers REIT	Non-diversified
Core U.S. REIT	Diversified
Global REIT	Diversified
International Developed Real Estate	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the statement of assets and liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The statement of operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts ) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and record cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

N O T E S T O F I N A N C I A L S T A T E M E N T S	37

Notes to Financial Statements  (continued)

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities

38	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s schedule of investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

	Market Value of	Cash Collateral		Non-Cash Collateral
iShares ETF and Counterparty	Securities on Loan	Received	(a)	Received	Net Amount
Core U.S. REIT
Goldman Sachs & Co.	$127,278	$127,278		$—	$—

Global REIT
BNP Paribas Prime Brokerage International Ltd.	$74,839	$74,839		$—	$—
BofA Securities, Inc.	3,989,446	3,989,446		—	—
Credit Suisse Securities (USA) LLC	450,564	450,564		—	—
Goldman Sachs & Co.	1,847,329	1,847,329		—	—
HSBC Bank PLC	2,075,501	2,075,501		—	—
JPMorgan Securities LLC	22,300	22,300		—	—
UBS AG	183,088	183,088		—	—

	$8,643,067	$8,643,067		$—	$—

International Developed Real Estate
BofA Securities, Inc.	$266,693	$266,693		$—	$—
Goldman Sachs & Co.	220,679	220,679		—	—
HSBC Bank PLC	38,561	38,561		—	—
Morgan Stanley & Co. LLC	993,711	993,711		—	—

	$1,519,644	$1,519,644		$—	$—

(a)   Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

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Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Cohen & Steers REIT ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.3500%
Over $121 billion, up to and including $181 billion	0.3325
Over $181 billion, up to and including $231 billion	0.3159
Over $231 billion, up to and including $281 billion	0.3001
Over $281 billion	0.2851

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Core U.S. REIT	0.08%
Global REIT	0.14
International Developed Real Estate	0.48

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of iShares Cohen & Steers REIT ETF and iShares Core U.S. REIT ETF (the “Group 1 Funds”), retains 77% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Pursuant to the current securities lending agreement, each of iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Group 2 Funds”), retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained

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Notes to Financial Statements  (continued)

can never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2021, each Group 1 Fund retained 75% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund retained 82% of securities lending income (which excludes collateral investment fees) and the amount retained was not less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in a calendar year exceeded a specified threshold: (1) each Group 1 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 80% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees, and (2) each Group 2 Fund, pursuant to the securities lending agreement, retained for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in its statement of operations. For the year ended April 30, 2021, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Cohen & Steers REIT	$32,091
Core U.S. REIT	78,546
Global REIT	249,245
International Developed Real Estate	49,418

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2021, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Cohen & Steers REIT	$12,897,749	$42,835,696	$(8,622,783)
Core U.S. REIT	7,018,354	16,427,504	(5,592,547)
Global REIT	3,212,228	18,325,041	(8,578,842)
International Developed Real Estate	1,020,826	1,139,828	(472,986)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends — affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Cohen & Steers REIT	$524,989,630	$515,000,552
Core U.S. REIT	107,774,987	83,063,135
Global REIT	216,261,944	135,728,182
International Developed Real Estate	23,275,871	23,719,099

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

For the year ended April 30, 2021, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Cohen & Steers REIT	$146,868,457	$195,735,267
Core U.S. REIT	511,549,141	328,873,669
Global REIT	537,391,421	113,515,198
International Developed Real Estate	13,292,890	73,009,768

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2021, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Cohen & Steers REIT	$40,898,688	$(40,898,688)
Core U.S. REIT	28,985,712	(28,985,712)
Global REIT	21,390,191	(21,390,191)
International Developed Real Estate	(2,461,940)	2,461,940

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 04/30/21	Year Ended 04/30/20
Cohen & Steers REIT
Ordinary income	$45,075,395	$57,779,284

Core U.S. REIT
Ordinary income	$45,560,203	$54,739,018
Long-term capital gains	—	509,724

	$45,560,203	$55,248,742

Global REIT
Ordinary income	$61,575,908	$99,617,820

International Developed Real Estate
Ordinary income	$5,659,254	$29,166,474

As of April 30, 2021, the tax components of accumulated net earnings (losses) were as follows:

	Undistributed	Non-expiring Capital Loss	Net Unrealized
iShares ETF	Ordinary Income	Carryforwards (a)	Gains (Losses)	(b)	Total
Cohen & Steers REIT	$—	$(130,976,844)	$411,745,710		$280,768,866
Core U.S. REIT	—	(19,015,351)	156,794,201		137,778,850
Global REIT	19,799,762	(53,903,719)	220,284,295		186,180,338
International Developed Real Estate	—	(80,257,865)	(15,093,447)		(95,351,312)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the characterization of corporate actions and the timing and recognition of partnership income.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

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Notes to Financial Statements  (continued)

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Cohen & Steers REIT	$1,845,619,680	$470,684,261	$(58,938,551)	$411,745,710
Core U.S. REIT	1,829,564,859	246,425,492	(89,631,291)	156,794,201
Global REIT	2,862,346,540	337,662,396	(117,356,846)	220,305,550
International Developed Real Estate	271,143,129	35,635,600	(50,736,396)	(15,100,796)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in that country or those countries may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the schedule of investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/21			Year Ended 04/30/20
iShares ETF	Shares		Amount	Shares		Amount
Cohen & Steers REIT
Shares sold	2,750,000	(a)	$147,340,181	4,100,000	(a)	$241,031,203
Shares redeemed	(3,800,000	)(a)	(196,488,023)	(6,400,000	)(a)	(338,936,004)

Net decrease	(1,050,000)		$(49,147,842)	(2,300,000)		$(97,904,801)

Core U.S. REIT
Shares sold	10,850,000		$516,994,095	15,600,000		$781,521,024
Shares redeemed	(7,300,000)		(331,584,286)	(9,050,000)		(419,158,586)

Net increase	3,550,000		$185,409,809	6,550,000		$362,362,438

Global REIT
Shares sold	25,850,000		$596,282,883	37,850,000		$946,728,517
Shares redeemed	(5,650,000)		(120,109,702)	(6,500,000)		(167,002,706)

Net increase	20,200,000		$476,173,181	31,350,000		$779,725,811

44	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

	Year Ended 04/30/21		Year Ended 04/30/20
iShares ETF	Shares	Amount	Shares	Amount
International Developed Real Estate
Shares sold	600,000	$13,805,489	400,000	$12,029,743
Shares redeemed	(3,100,000)	(75,916,702)	(5,100,000)	(144,398,770)

Net decrease	(2,500,000)	$(62,111,213)	(4,700,000)	$(132,369,027)

(a)	Share transactions reflect a two-for-one stock split effective after the close of trading on December 4, 2020.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

The Board authorized a two-for-one stock split for the iShares Cohen & Steers REIT ETF, effective after the close of trading on December 4, 2020, for the shareholders of record on December 2, 2020. The impact of the stock split was an increase in the number of shares outstanding by a factor of two, while decreasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the stock split.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF,

iShares Global REIT ETF and iShares International Developed Real Estate ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations for the year ended April 30, 2021, the statements of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2021 and each of the financial highlights for each of the five years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Dividend Income
Cohen & Steers REIT	$870,481
Core U.S. REIT	627,760
Global REIT	819,493
International Developed Real Estate	4,694,593

The following maximum amounts are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2021:

iShares ETF	Qualified Business Income
Cohen & Steers REIT	$34,447,138
Core U.S. REIT	37,274,480
Global REIT	35,791,193

For the fiscal year ended April 30, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
International Developed Real Estate	$9,430,489	$ 755,458

I M P O R T A N T T A X I N F O R M A T I O N	47

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Cohen & Steers REIT ETF, iShares Core U.S. REIT ETF, iShares Global REIT ETF and iShares International Developed Real Estate ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 2, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays and closures in certain countries and the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a Fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. While the ETFs generally do not engage in borrowing, certain of the ETFs have the flexibility to draw on a line of credit to meet redemption requests or facilitate settlements.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs and reviewed any persistent deviations from long-term averages.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

As part of BlackRock’s continuous review of the effectiveness of the Program, the Committee made the following enhancements to the Program: (1) certain single country emerging market ETFs were added to a $300 million credit agreement with State Street Bank and Trust Company; and (2) certain updates were made to the RATS and HLIM calculation methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

48	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2021

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Cohen & Steers REIT	$1.251757	$—	$—	$1.251757	100%	—%	—%	100%
Core U.S. REIT	1.409330	—	—	1.409330	100	—	—	100
Global REIT	0.607906	—	—	0.607906	100	—	—	100
International Developed Real Estate	0.571353	—	—	0.571353	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	49

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 376 funds as of April 30, 2021. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (64)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (72)	Trustee (since 2005); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (65)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (66)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

50	2 0 2 1 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (62)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).
John E. Martinez (59)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (52)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (60)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (58)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

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Glossary of Terms Used in this Report

Portfolio Abbreviations - Equity

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	53

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Cohen & Steers Capital Management, Inc. or FTSE International Limited, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2021 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-405-0421

(b) Not Applicable

Item 2.	Code of Ethics.

        The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

        The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-two series of the registrant for which the fiscal year-end is April 30, 2021 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $429,900 for the fiscal year ended April 30, 2020 and $432,500 for the fiscal year ended April 30, 2021.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2020 and April 30, 2021 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $124,773 for the fiscal year ended April 30, 2020 and $310,400 for the fiscal year ended April 30, 2021. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2020 and April 30, 2021 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended April 30, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $124,773 for the fiscal year ended April 30, 2020 and $310,400 for the fiscal year ended April 30, 2021.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: July 02, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: July 02, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: July 02, 2021